UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-05555

SANFORD C. BERNSTEIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2008

Date of reporting period: March 31, 2008

ITEM 1. REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND, INC.

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Intermediate Duration Portfolio

Short Duration Plus Portfolio

U.S. Government Short Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration New York Municipal Portfolio

Short Duration Diversified Municipal Portfolio

California Municipal Portfolio

New York Municipal Portfolio

Diversified Municipal Portfolio

SEMI-ANNUAL REPORT

MARCH 31, 2008

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the Fund’s prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Prospectuses” at the bottom of any screen or by calling your financial adviser or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.bernstein.com and click on “Updated Fund Performance” at the bottom of any screen.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.alliancebernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentaries

To Our Shareholders—May 13, 2008

This report provides management’s discussion of fund performance for the 12 portfolios of the Sanford C. Bernstein Fund, Inc. for the semi-annual reporting period ended March 31, 2008.

Bernstein Tax-Managed International Portfolio

Investment Objective and Strategy

Bernstein Tax-Managed International Portfolio (the “Portfolio”) seeks to provide long-term capital growth through investments in equity securities of established foreign companies comprising the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, plus Canada. The Portfolio seeks to minimize the impact of taxes on shareholders’ returns. The Portfolio diversifies its investments among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Portfolio will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolio also diversifies its investments between growth and value equity investment styles. The Adviser selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Normally, approximately 50% of the value of the Portfolio will consist of international value stocks and 50% will consist of international growth stocks. The Adviser will rebalance the Portfolio as necessary to maintain this targeted allocation. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%–60% before rebalancing occurs. The Portfolio seeks to maximize after-tax total returns by considering the tax impact that buy and sell investment decisions will have on its shareholders.

Bernstein International Portfolio

Investment Objective and Strategy

Bernstein International Portfolio (the “Portfolio”) seeks to provide long-term capital growth through investments in equity securities of established foreign companies comprising the MSCI EAFE Index, plus Canada. The Portfolio is managed without regard to potential tax consequences to the shareholder. The Portfolio diversifies its investments among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Portfolio will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolio also diversifies its investments between growth and value equity investment styles. The Adviser selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Normally, approximately 50% of the value of the Portfolio will consist of international value stocks and 50% will consist of international growth stocks. The Adviser will rebalance the Portfolio as necessary to maintain this targeted allocation. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%–60% before rebalancing occurs.

Both the Tax-Managed International Portfolio and the International Portfolio (the “International Portfolios”) will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). If research determines the need to hedge a portion of the currency risk, the International Portfolios will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The International Portfolios will also purchase foreign currency for immediate settlement in order to purchase foreign securities. The International Portfolios may also make investments in less developed or emerging equity markets.

Investment Results

The chart on page 11 shows performance for the Bernstein Tax-Managed International and Bernstein International Portfolios compared with their benchmark, the MSCI EAFE Index (cap-weighted, unhedged), for the six- and 12-month periods ended March 31, 2008.

The Portfolios underperformed their benchmark for the six- and 12-month periods ended March 31, 2008. During the six-month period, weakness in both the value and growth components of the Portfolios detracted from relative returns. The growth segment of the Portfolios outperformed the benchmark during the 12-month period, but was offset by underperformance in the value portion.

Consumer discretionary and financial holdings were among the largest detractors from performance for the six- and 12-month

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2008 Semi-Annual Report	1

Portfolio Manager Commentaries (continued)

periods. The economic slowdown began to weigh on stocks, especially consumer discretionary shares, beginning in July 2007. Meanwhile, severe distress in the U.S. subprime-mortgage market forced numerous financial institutions worldwide to post more than $70 billion in mortgage losses in the second half of 2007. On the positive side, the Portfolios’ overweight position in the materials sector added to relative returns, and several mining and metals holdings benefited from strong commodities prices and industry consolidation.

Market Review and Investment Strategy

Non-U.S. developed equity markets returned –10.50% during the six-month period, and –2.70% for the 12-month period ended March 31, 2008.

Global equity markets pulled back sharply during the first quarter of 2008 due to investor worries of slowing global economic growth and further repercussions from the subprime-mortgage crisis, including a liquidity crunch within the financial sector. Given recent events and uncertainty about the economic outlook, it is not surprising that many investors have sought safety in government bonds and gold. However, such overreaction typically creates pricing distortions that investors can exploit. Equity valuation spreads have widened dramatically from their extremely narrow levels of a year ago, when complacency prevailed. This creates more opportunity for the Blend Investment Policy Team to pursue, as active managers.

Bernstein Emerging Markets Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide long-term capital growth through investments in equity securities of companies in emerging-market countries. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in securities of companies in emerging markets. For purposes of this policy, net assets include any borrowings for investment purposes. Normally, approximately 50% of the value of the Portfolio will consist of emerging markets value stocks and 50% will consist of emerging markets growth stocks. The Portfolio will be rebalanced as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a narrow range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%-60% before rebalancing occurs. The Emerging Markets Portfolio was formerly known as the Emerging Markets Value Portfolio. Prior to May 2, 2005, 100% of the value of the Portfolio consisted of emerging markets value stocks.

The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, real estate investment trusts (“REITs”), warrants and convertible securities of foreign issuers, including sponsored or unsponsored ADRs and GDRs. Under most conditions, the Portfolio intends to have its assets diversified among emerging-market countries, although the Portfolio may also invest in more developed country markets. In allocating the Portfolio’s assets among emerging-market countries, factors will be considered such as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. The Portfolio may also make investments in developed foreign securities that comprise the MSCI EAFE Index.

Investment Results

The chart on page 11 shows performance for the Portfolio compared with its benchmark, the MSCI Emerging Markets (EM) Index, for the six- and 12-month periods ended March 31, 2008.

The Portfolio slightly underperformed the benchmark for the six-month period ended March 31, 2008. The MSCI EM Value Index outperformed the MSCI EM Growth Index, and the growth segment of the Portfolio outperformed, fully offsetting the modest underperformance of the value portfolio. Performance was driven by the Portfolio’s underweight in the industrials sector and an overweight in materials in the value segment. Security selection detracted from the Portfolio’s performance during the six-month period, with strong security selection in materials in the growth component being offset by weaker performance in energy stocks. The Portfolio’s underweight in China in the value component contributed to performance for the six-month period, as this market continued its correction from last summer’s ebullience.

The Portfolio underperformed the benchmark for the 12-month period ended March 31, 2008. Again, it was an environment in which the MSCI EM Value Index outperformed the MSCI EM Growth Index, but both the Portfolio’s value and growth components underperformed value more severely than growth. Some of this underperformance during what was a strongly rising market was driven by the inevitable operational cash held in the Portfolio. However, weak security selection—in the financials sector and Korean market in the value component, and information technology (IT) sector and Taiwanese market in the growth component—drove the majority of

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2	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentaries (continued)

underperformance. This was offset in part by strong security selection within both components in the materials sector.

Market Review and Strategy

Emerging equity markets continued the very strong growth of recent years up to mid-October 2007, driven by continued strong fundamental growth, and later, by speculation about a relaxation of China’s foreign investment rules. However, in the six-month period ended March 31, 2008, increased concern about the health of the global economy and decreasing risk appetite among international investors have seen the MSCI EM Index fall significantly for the semi-annual period. This correction has particularly affected those markets, such as China and India, which performed strongly in the first half of the fiscal year to March 2008.

Confidence remains fragile in the current environment, but the Blend Investment Policy Team’s (the “Team’s”) research finds that emerging markets remain an attractive investment opportunity. While their economies are unlikely to escape some impact from the weakening U.S. economy, the emerging markets may continue to deliver attractive growth, while their overall current account surplus should lend support to the principal currencies. The Team’s research continues to find attractive opportunities across countries and sectors; the Portfolio remains overweight in Brazil and selective Southeast Asian countries (Thailand, Korea) while remaining underweight in China, and its underweight in the industrials sector is balanced by overweights in the materials and IT sectors.

Bernstein Intermediate Duration Portfolio

Investment Objective and Strategy

Bernstein Intermediate Duration Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate to high rate of income that is subject to taxes. The Portfolio will seek to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock, inflation-protected securities, as well as others.

The Portfolio may also invest up to 25% of its total assets in fixed-income, non-U.S. dollar denominated foreign securities, and may invest without limit in fixed-income, U.S. dollar-denominated foreign securities, in each case in developed or emerging-market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies. The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions.

Investment Results

The chart on page 11 shows performance for the Portfolio compared with its benchmark, the Lehman Brothers (LB) Aggregate Bond Index, for the six- and 12-month periods ended March 31, 2008.

The Portfolio underperformed its benchmark for both the six- and 12-month periods ended March 31, 2008. For both periods, the following positions detracted from performance: underweights in Treasuries and Agencies, exposure to subprime mortgage-related asset-backed securities (ABS) and collateralized debt obligation securities (CDOs), as well as Alt-A mortgage securities (Alt-A or ‘alternative’ mortgages are home loans made with less than full documentation), an overweight in commercial mortgage-backed securities (CMBS), and positions in high-yield and emerging markets. The Portfolio’s exposure to subprime mortgage-related ABS and CDOs, as well as Alt-A mortgage securities detracted from performance despite their AAA and AA ratings. Yield curve positioning also detracted from performance.

Market Review and Investment Strategy

During the six-month reporting period ended March 31, 2008, renewed fears of a financial-market meltdown nearly paralyzed global credit markets, pummeled global equities and ballooned into a wholesale flight from risk, with little regard for geography or sector. The flight from risk became a stampede into the safety of gold and government securities. Prices for two-year U.S. Treasury notes rose to the point that their real (after-inflation) yield fell into negative territory, compared with their 50-year average of 2.1%. Though reassured by renewed central bank action in March, investor sentiment remained fragile at the end of the semi-annual reporting period.

Starting in September 2007, the U.S. Federal Reserve (the “Fed”) responded to the crisis with multiple interest rate cuts, which aimed to restore confidence in the financial markets and put the economy on firmer footing. The Fed funds rate was reduced by a total 250 basis points for the reporting period,

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2008 Semi-Annual Report	3

Portfolio Manager Commentaries (continued)

including an unprecedented 125 basis point reduction in January.

Within the fixed-income markets, continuing concerns about stresses in the housing market, deteriorating credit quality and diminished liquidity all caused spreads to widen to historic levels in most sectors other than government securities. U.S. investment-grade corporate bonds underperformed Treasuries by almost 500 basis points in the first quarter of 2008—the worst relative returns on record. Investment-grade financials were particularly affected by the sector’s association with subprime-mortgage debt.

During the semi-annual reporting period, the U.S. Investment Grade: Core Fixed Income Team (the “Team”) continued to underweight Treasuries and Agencies. As spreads have widened, the Team has identified more opportunities within the corporate sector. Overweight positions in mortgages have been reduced to fund opportunities in corporates.

Bernstein Short Duration Plus Portfolio

Investment Objective and Strategy

Bernstein Short Duration Plus Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate rate of income that is subject to taxes. The Portfolio will invest at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment grade. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.

Bernstein U.S. Government Short Duration Portfolio

Investment Objective and Strategy

Bernstein U.S. Government Short Duration Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate rate of income that is generally exempt from state and local taxes. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in U.S. Government and agency securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio may also invest in high-quality money-market securities, which are securities that have remaining maturities of one year or less and are rated AA or better by Standard & Poor’s Corporation (“Standard & Poor’s”) or Fitch Ratings, Inc. (“Fitch”) or Aa or better by Moody’s Investors Service, Inc. (“Moody’s”) (or, if unrated, determined by the Adviser to be of comparable quality). Additionally, up to 10% of the Portfolio’s total assets may be invested in other securities rated A or better by national rating agencies and comparably rated commercial paper and notes.

Many types of securities may be purchased by the Portfolio, including bills, notes, corporate bonds, inflation protected securities, mortgage-backed securities and asset-backed securities, as well as others. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The income earned by the Portfolio is generally exempt from state and local taxes; however, states have different requirements for tax-exempt distributions and there is no assurance that your distributions from the Portfolio’s income will not be subject to the state and local taxes of your state. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.

Investment Results

The chart on page 11 shows performance for the Bernstein Short Duration Plus and Bernstein U.S. Government Short Duration Portfolios (the “Short Duration Portfolios”) compared with their benchmark, the Merrill Lynch 1-3 Treasury Index, for the six- and 12-month periods ended March 31, 2008.

A broad liquidity crunch stemming from the subprime-mortgage crisis caused the Short Duration Portfolios to underperform for both the six- and 12-month periods ended March 31, 2008, as Treasury yields fell and spreads widened across the fixed-income markets. An underweight in U.S. government debt and exposure to subprime mortgage-related ABS and Alt-A mortgage securities—which underperformed—detracted from the Portfolios’ relative performance for both periods. The performance of Bernstein Short Duration Plus Portfolio was more severely impacted by the liquidity crunch due to greater exposure to subprime-related securities.

Market Review and Investment Strategy

During the six-month reporting period, renewed fears of a financial-market meltdown nearly paralyzed global credit markets, pummeled global equities and ballooned into a

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4	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentaries (continued)

wholesale flight from risk, with little regard for geography or sector. The flight from risk became a stampede into the safety of gold and government securities. Prices for two-year U.S. Treasury notes rose to the point that their real (after-inflation) yield fell into negative territory, compared with their 50-year average of 2.1%. Though reassured by renewed central-bank action in March 2008, investor sentiment remained fragile at the end of the semi-annual reporting period.

Starting in September 2007, the Fed responded to the crisis with multiple interest rate cuts, which aimed to restore confidence in the financial markets and put the economy on firmer footing. The Fed funds rate was reduced by a total of 250 basis points for the reporting period, including an unprecedented 125 basis point reduction in January 2008.

For the six-month reporting period, U.S. Treasury holdings outperformed spread sectors on both an absolute and duration-adjusted basis. During the semi-annual reporting period, shorter-term yields fell most, with two-year yields losing 240 basis points to yield 1.59%, while the ten-year yield lost 118 basis points to end the period at 3.41%. Intermediate-term U.S. Treasuries (5-10 Year), which returned 11.25%, outperformed both shorter-maturity Treasuries (1-3 Year), which returned 5.41%, and longer-maturity Treasuries (15+ year), which returned 10.18%, during the six-month period ended March 31, 2008, according to Merrill Lynch.

Within the Bernstein Short Duration Plus Portfolio, the U.S. Investment Grade: Liquid Markets Structured Products Investment Team (the “Team”) continued to underweight Treasuries. As spreads have widened, the Team has identified more opportunities within the corporate sector and has reduced the Portfolio’s overweight position in mortgages to fund opportunities in corporates. Within the Bernstein U.S. Government Short Duration Portfolio, the Team has reduced mortgage holdings and increased holdings of Agency debentures, in order to increase the quality and liquidity of the Portfolio.

Bernstein Short Duration California Municipal Portfolio

Investment Objective and Strategy

Bernstein Short Duration California Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate rate of return after taking account of federal and state taxes for California residents. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities issued by the state of California or its political subdivisions, or otherwise exempt from California state income tax. For purposes of these policies, net assets include any borrowings for investment purposes. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for California investors.

Bernstein Short Duration New York Municipal Portfolio

Investment Objective and Strategy

Bernstein Short Duration New York Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate rate of return after taking account of federal, state and local taxes for New York residents. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities issued by the state of New York or its political subdivisions, or otherwise exempt from New York state income tax. For purposes of these policies, net assets include any borrowings for investment purposes. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for New York investors.

Bernstein Short Duration Diversified Municipal Portfolio

Investment Objective and Strategy

Bernstein Short Duration Diversified Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate rate of return after taking account of federal taxes. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for Portfolio investors.

Each of the Bernstein Short Duration California Municipal, Bernstein Short Duration New York Municipal and Bernstein Short Duration Diversified Municipal Portfolios (the “Short Duration Municipal Portfolios”) invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each of the Short Duration Municipal Portfolios may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rated agencies, which are not investment-grade.

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Portfolio Manager Commentaries (continued)

Each of the Short Duration Municipal Portfolios may use derivatives, such as options, futures, forwards and swaps. Each of the Short Duration Municipal Portfolios seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions.

Investment Results

The chart on page 11 shows performance for each of the Bernstein Short Duration Municipal Portfolios compared to their benchmark, the Lehman Brothers (LB) 1-Year Municipal Index, and their peer group, as represented by the Short-Term Municipal Lipper Composite, for the six- and 12-month periods ended March 31, 2008.

All three Short Duration Municipal Portfolios underperformed their benchmark but sharply outperformed their peer group for both the six- and 12-month periods ended March 31, 2008. Ongoing turmoil in the capital markets has had far-reaching implications—no market has been spared, not even municipals. Within this environment, the Short Duration Municipal Portfolios underperformed their high-grade benchmark, but outperformed their peer group for both periods under review.

The Short Duration Municipal Portfolios’ underperformance versus their benchmark was primarily due to the concentrated maturity structure of the benchmark, which consists entirely of bonds with maturities of more than one year, but less than two years. Short-term, high-grade municipal securities performed well over the six- and 12-month periods, while long-term bonds lost money over both periods as the yield curve steepened. Lower credit-quality bonds also performed poorly as credit spreads widened to levels last seen five years ago during the corporate-bond market crisis. The fact that the Short Duration Municipal Portfolios’ Municipal Bond Investment Team (the “Team”) avoided longer bonds by concentrating the maturity structure of the Short Duration Municipal Portfolios helped their performance versus their peer group, as did the fact that the Portfolios held high credit-quality bonds.

Market Review and Investment Strategy

A significant sign of stress in the municipal market was how inexpensive tax-exempt bonds were relative to taxable bonds on March 31, 2008. This was especially true in relation to Treasuries, but municipals were also attractive relative to other types of taxable bonds such as high-grade corporate bonds. On an after-tax basis, short-term municipal bonds provided an extra 1.2% in yield over comparable U.S. Treasuries for clients subject to the top federal income tax rate—the most observed in over 20 years. The Team believed this was primarily due to market dislocations, which included: the downgrading of bond insurers, problems in auction rate securities (not enough interested bidders willing to purchase these long-term securities), troubles with variable rate demand notes (long-term bonds whose interest rates change with money market interest rates and are payable on demand) and issues with margin calls (investors being called on to cover their purchase of securities with borrowed funds) on leveraged municipal portfolios. Investors appear to have recognized that solving some of these factors could substantially increase the supply of traditional fixed-coupon municipal bonds available for sale. The Team observed a reduction in investor demand and a consequent reduction in the price of municipals.

The increase in credit spreads over the six- and 12-month periods ended March 31, 2008, is consistent with investors’ heightened sense of risk aversion, and has been compounded by the downgrades of bond insurers. The percentage of municipal bonds issued with bond insurance declined from 50% of total new issuance over the last few years to only 25% in the first quarter of 2008, thereby creating a larger supply of lower-rated bonds. There may be opportunities to add income to the Portfolios, but the Team is also seeking to identify bonds which may be stable during this difficult economic period.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Insured municipal securities typically receive a higher credit rating, which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, the Team gives consideration to both the insurer and to the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. Certain of the insurance companies that provide insurance for municipal securities provide insurance for other types of securities, including some involving subprime mortgages. The value of subprime mortgage securities has declined recently and some may default, increasing a bond insurer’s risk of having to make payments to holders of subprime mortgage securities. Because of this risk, the ratings of some insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

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Portfolio Manager Commentaries (continued)

Bernstein California Municipal Portfolio

Investment Objective and Strategy

Bernstein California Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and maximize total return after taking account of federal and state taxes for California residents. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities issued by the state of California or its political subdivisions, or otherwise exempt from California state income tax. For purposes of these policies, net assets include any borrowings for investment purposes. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for California investors.

Bernstein New York Municipal Portfolio

Investment Objective and Strategy

Bernstein New York Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and maximize total return after taking account of federal, state and local taxes for New York residents. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities issued by the state of New York or its political subdivisions, or otherwise exempt from New York state income tax. For purposes of these policies, net assets include any borrowings for investment purposes. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for New York investors.

Bernstein Diversified Municipal Portfolio

Investment Objective and Strategy

Bernstein Diversified Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and maximize total return after taking account of federal taxes. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for Portfolio investors.

Each of the Bernstein California Municipal, Bernstein New York Municipal and Bernstein Diversified Municipal Portfolios (the “Portfolios”) invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade. Each of the Portfolios may use derivatives, such as options, futures, forwards and swaps. Each of the Portfolios seeks to maintain an effective duration of three and one-half to seven years under normal market conditions.

Investment Results

The chart on page 11 shows performance for the Bernstein California Municipal, Bernstein New York Municipal and Bernstein Diversified Municipal Portfolios compared with their benchmark, the Lehman Brothers (LB) 5-Year General Obligation (GO) Municipal Index, and their peer group, as represented by the Short-Intermediate Term Municipal Lipper Composite, for the six- and 12-month periods ended March 31, 2008.

The Portfolios underperformed their benchmark but outperformed their peer group for both the six- and 12-month periods ended March 31, 2008. Ongoing turmoil in the capital markets has had far-reaching implications—no market has been spared, not even municipals. Within this environment, the Portfolios underperformed their high-grade benchmark for both periods under review.

The Portfolios’ underperformance versus their benchmark was primarily due to the concentrated maturity structure of the benchmark, which consists entirely of bonds with maturities of more than four years and less than six years. Intermediate-term, high-grade municipal securities performed well for the six- and 12-month periods, while long-term bonds lost money over both periods as the yield curve steepened. Lower credit-quality bonds also performed poorly as credit spreads widened to levels last seen five years ago during the corporate-bond market crisis. The fact that the Portfolios’ Municipal Bond Investment Team (the “Team”) avoided longer bonds by concentrating the maturity structure of the Portfolios helped their performance versus their peer group, as did the fact that the Portfolios held high credit-quality bonds.

Market Review and Investment Strategy

A significant sign of stress in the municipal market was how inexpensive tax-exempt bonds were relative to taxable bonds on March 31, 2008. This was especially true in relation to

(Portfolio Manager Commentaries continued on next page)

2008 Semi-Annual Report	7

Portfolio Manager Commentaries (continued)

Treasuries, but municipals were also attractive relative to other types of taxable bonds such as high-grade corporate bonds. On an after-tax basis, municipal bonds provided an extra 1.3% in yield over U.S. Treasuries for clients subject to the top federal income tax rate—the most observed in over 20 years and twice the historical average. The Team believed this was primarily due to market dislocations, which included: the downgrading of bond insurers, problems in auction rate securities (not enough interested bidders willing to purchase these long-term securities), troubles with variable rate demand notes (long-term bonds whose interest rates change with money market interest rates and are payable on demand) and issues with margin calls (investors being called on to cover their purchase of securities with borrowed funds) on leveraged municipal portfolios. Investors appear to have recognized that solving some of these factors could substantially increase the supply of traditional fixed-coupon municipal bonds available for sale. The Team observed a reduction in investor demand and a consequent reduction in the price of municipals.

The increase in credit spreads over the six- and 12-month periods ended March 31, 2008, is consistent with investors’ heightened sense of risk aversion, and has been compounded by the downgrades of bond insurers. The percentage of municipal bonds issued with bond insurance declined from 50% of total new issuance over the last few years to only 25% in the first quarter of 2008, thereby creating a larger supply of lower-rated bonds. There may be opportunities to add income to the Portfolios, but the Team is also seeking to identify bonds which may be stable during this difficult economic period.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Insured municipal securities typically receive a higher credit rating, which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, the Team gives consideration to both the insurer and to the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. Certain of the insurance companies that provide insurance for municipal securities provide insurance for other types of securities, including some involving subprime mortgages. The value of subprime mortgage securities has declined recently and some may default, increasing a bond insurer’s risk of having to make payments to holders of subprime mortgage securities. Because of this risk, the ratings of some insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

8	Sanford C. Bernstein Fund, Inc.

Historical Performance

An Important Note About the Value of Historical Performance

The performance shown on page 11 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.bernstein.com and clicking on “Updated Fund Performance” at the bottom of any screen.

The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives, policies, charges, expenses and risks. For a copy of the Fund’s prospectus, which contains this and other information, visit our website at www.bernstein.com and click on “Prospectuses” at the bottom of any screen. You should read the prospectus carefully before investing.

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Certain Bernstein Emerging Markets Portfolio performance data presented herein do not reflect the deduction of purchase and redemption fees, which, if reflected, would reduce the level of performance quoted. All fees and expenses related to the operation of the Portfolios have been deducted, except as noted for Bernstein Emerging Markets Portfolio. Bernstein Tax-Managed International Portfolio, Bernstein International Portfolio and Bernstein Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes. On April 30, 1999, the Bernstein International Value Portfolio (IVP) was split into two portfolios: Bernstein International Value II (now known as International) for tax-exempt investors such as 401(k) and other retirement plans; and Bernstein Tax-Managed International Value (now known as Tax-Managed International) for taxable investors. Both Portfolios have the same overall investment style except that the latter includes tax management. International is an extension of the original IVP in that it is managed without regard to tax considerations. The returns shown on page 11 reflect the performance of the Bernstein Tax-Managed International Portfolio and the Bernstein International Portfolio using an all-value investment style through August 2003. In September 2003, the investment style of each of the Bernstein International Portfolios changed from all value to a blend of growth and value. In May 2005, the investment style of the Bernstein Emerging Markets Portfolio changed from all value to a blend of growth and value.

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is a market capitalization-weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. The MSCI EM Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI EAFE Index and MSCI EM Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The Lipper Emerging Markets Index represents the performance for funds that have generally similar investment objectives to their respective Bernstein portfolios, although some may have different investment policies and sales and management fees. The Lehman Brothers Aggregate Bond Index represents the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, ABS and CMBS. The Merrill Lynch 1–3 Year Treasury Index is composed of U.S. Treasury obligations with remaining maturities of 1–2.99 years. The Lehman Brothers 5-Year General Obligation Municipal Index is a total-return performance benchmark for the intermediate-term, investment-grade tax-exempt bond market. The Lehman Brothers 1-Year Municipal Index is a total-return performance benchmark for the short-term municipal bond market with maturities of up to 1.99 years. Lipper Composites are the equal-weighted average returns of the funds in the relevant Lipper Inc. categories; the average fund in a category may differ in composition from the portfolios. These composites have generally similar investment objectives to the Portfolios, although some may have different investment policies and sales and management fees. Investors cannot invest directly in indices or composites, and their results are not indicative of the performance for any specific investment, including the Portfolios.

(Historical Performance continued on next page)

2008 Semi-Annual Report	9

Historical Performance (continued from previous page)

A Word About Risk

Bernstein Tax-Managed International and International Portfolios: Substantially all of the Portfolios’ assets will be invested in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolios will invest in foreign currency-denominated securities, fluctuations in the value of the Portfolios’ investments may be magnified by changes in foreign exchange rates. Because the Portfolios allocate their investments between “growth” and “value” stocks, an investment in the Portfolios is subject to the risk that this allocation will result in lower returns when one style is outperforming another than if the Portfolios had invested entirely in the outperforming style. In addition, the transaction costs associated with the systematic rebalancing of the Portfolios may be significant over time. The Tax-Managed International Portfolio may employ strategies that take into account the tax impact of buy and sell decisions on the Portfolio’s shareholders. While the Portfolio seeks to maximize after-tax returns, there can be no assurance that the strategies will be effective, and the use of these strategies may affect the gross returns of the Portfolio.

Bernstein Emerging Markets Portfolio: This Portfolio invests a significant amount of its assets in foreign securities which involves risks not associated with U.S. investments, including currency fluctuations, accounting differences and political instability and economic changes. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Because the Portfolio allocates between “growth” and “value” stocks, an investment in the Portfolio is subject to the risk that this allocation will result in lower returns when one style is outperforming another than if the Portfolio had invested entirely in the outperforming style. In addition, the transaction costs associated with the systematic rebalancing of the Portfolio may be significant over time.

Bernstein Intermediate Duration, Bernstein Short Duration Plus, Bernstein U.S. Government Short Duration, Bernstein Short Duration Diversified Municipal, Bernstein Diversified Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration New York Municipal, Bernstein California Municipal and Bernstein New York Municipal Portfolios: The Portfolios invest principally in bonds and other fixed-income securities. Price fluctuation may be caused by changes in the general level of interest rates or changes in bond credit-quality ratings. Increases in interest rates may cause the value of the Portfolios’ investments to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolios are not guaranteed. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. High-yield bonds involve a greater risk of default and price volatility than other bonds. Investing in non-investment-grade securities presents special risks, including credit risk.

Bernstein Short Duration Plus and Bernstein Intermediate Duration Portfolios: Both of these Portfolios can invest in foreign securities. Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition, there is the possibility that changes in value of a foreign currency will reduce the U.S. dollar value of securities denominated in that currency. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability.

Bernstein Intermediate Duration, Bernstein Short Duration Plus, Bernstein Short Duration Diversified Municipal and Bernstein Diversified Municipal Portfolios: Bernstein Intermediate Duration Portfolio can invest up to 25% of its assets in below-investment-grade bonds, whereas the other three Portfolios can invest up to 20% of their assets in below-investment-grade bonds (“junk bonds”), which are subject to greater risk of loss of principal and interest, as well as the possibility of greater market risk, than higher-rated bonds.

Bernstein Short Duration California Municipal, Bernstein Short Duration New York Municipal, Bernstein California Municipal and Bernstein New York Municipal Portfolios: These Portfolios can invest up to 20% of their assets in below investment- grade bonds (“junk bonds”), which are subject to greater risk of loss of principal and interest, as well as the possibility of greater market risk, than higher-rated bonds. The Portfolios are “non-diversified” and therefore may hold more concentrated positions and be subject to certain additional risks than a “diversified” portfolio.

All Bernstein Portfolios: In order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. Each Portfolio’s risks are fully discussed in its prospectus.

(Historical Performance continued on next page)

10	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Composites

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2008	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Tax-Managed International	(14.16)%	(6.22)%	19.48%	7.01%	9.68%	June 22, 1992
Return after taxes on distributions†	(15.51)	(7.70)	18.40	5.89	8.36
Return after taxes on distributions and sale of shares†	(6.59)	(1.18)	17.44	5.83	8.11
International	(13.62)	(5.09)	19.93	—	7.84	April 30, 1999
MSCI EAFE Index	(10.50)	(2.70)	21.40	6.18	—
International Large-Cap Core Lipper Composite	(10.68)	(1.64)	18.90	4.98	—

Emerging Markets
Before deduction of purchase and redemption fees	(8.42)	17.42	38.48	15.99	12.03	December 15, 1995
After deduction of purchase and redemption fees*	(10.24)	15.08	37.64	15.64	11.76
MSCI Emerging Markets Index**	(7.76)	21.33	35.53	12.30	—
Lipper Emerging Markets Index	(7.23)	17.84	34.71	11.78	—

Intermediate Duration‡	2.80	4.47	4.14	5.07	6.79	January 17, 1989
Lehman Brothers Aggregate Bond Index	5.23	7.67	4.58	6.04	—
Intermediate Bond Lipper Composite	2.07	3.46	3.48	4.82	—

Short Duration Plus‡	(1.00)	0.42	2.12	3.94	5.35	December 12, 1988
U.S. Government Short Duration	4.02	6.53	2.87	4.27	5.36	January 3, 1989
Merrill Lynch 1-3 Year Treasury Index	5.41	8.99	3.61	4.91	—
Short-Term Bond Lipper Composite	0.31	2.07	2.40	3.86	—

Short Duration Diversified Municipal	2.55	4.29	2.35	3.12	3.45	October 3, 1994
Short Duration California Municipal	2.67	4.32	2.15	2.85	3.21	October 3, 1994
Short Duration New York Municipal	2.62	4.41	2.38	2.97	3.28	October 3, 1994
Lehman Brothers 1-Year Municipal Index	3.15	5.21	2.61	3.49	—
Short-Term Municipal Lipper Composite	1.37	2.89	2.09	2.96	—

Diversified Municipal	2.87	4.69	3.17	4.08	5.26	January 9, 1989
California Municipal	2.49	4.31	3.04	3.90	5.00	August 6, 1990
New York Municipal	2.53	4.46	3.16	4.07	5.29	January 9, 1989
Lehman Brothers 5-Year GO Muni Index	3.85	6.18	3.47	4.64	—
Short-Intermediate Term Municipal Lipper Composite	2.09	3.55	2.48	3.42	—

*	Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. The fees are retained by the Portfolio, not paid to Bernstein.

**	MSCI Emerging Markets Index (gross) prior to 1/1/01. MSCI Emerging Markets Index (net) thereafter. No net values were calculated prior to 1/1/2001.

†	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plan or individual retirement accounts.

‡	Reflects the positive impact of proceeds related to class action settlements that were originated from individual fund holdings. For further information, please visit: www.alliancebernstein.com/CmsObjectABD/PDF/HistoricalPricing/settlements.pdf

See Historical Performance and Benchmark Disclosures on pages 9–10.

(Historical Performance continued on next page)

2008 Semi-Annual Report	11

Historical Performance (continued from previous page)

Foreign Stock Portfolios	Taxable Bond Portfolios
Tax-Managed International	Intermediate Duration
Growth of $25,000	Growth of $25,000

International	Short Duration Plus
Growth of $25,000	Growth of $25,000

Emerging Markets	U.S. Government Short Duration
Growth of $25,000	Growth of $25,000

Each chart shows the growth of $25,000 for the 10-year period ending March 31, 2008, or if the Portfolio’s inception date is less than 10 years ago, growth is shown from the first full month after its inception date.

†	Reflects the growth of $25,000 in the Portfolio after the deduction of the purchase fee each investor must pay to the Portfolio upon making an investment in the Portfolio (except for reinvested capital gains and dividends) and the redemption fee payable on closing out an investment in the Portfolio. The starting point for the indices is $25,000. The starting point for the Portfolio is $24,750, which reflects the deduction of the 1% fee. Before purchase and redemption charges and excluding these fees, an investment of $25,000 in this Portfolio would have increased to $110,182. The purchase fee is taken out of the first month’s return and the redemption fee is taken out of the last month’s return. Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. The fees are retained by the Portfolio, not paid to Bernstein.

See Historical Performance and Benchmark Disclosures on pages 9–10.

(Historical Performance continued on next page)

12	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Municipal Bond Portfolios
Short Duration Diversified Municipal	Diversified Municipal
Growth of $25,000	Growth of $25,000

Short Duration California Municipal	California Municipal
Growth of $25,000	Growth of $25,000

Short Duration New York Municipal	New York Municipal
Growth of $25,000	Growth of $25,000

Each chart shows the growth of $25,000 for the 10-year period ending March 31, 2008, or if the Portfolio’s inception date is less than 10 years ago, growth is shown from the first full month after its inception date.

See Historical Performance and Benchmark Disclosures on pages 9–10.

2008 Semi-Annual Report	13

Fund Expenses—March 31, 2008

Fund Expenses—As a shareholder of the Fund, you incur two types of costs: (1) in the case of the Emerging Markets Portfolio only, transaction fees (1% of amounts invested or redeemed at the time of such purchase or redemption) and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2007	ENDING ACCOUNT VALUE MARCH 31, 2008	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Tax-Managed International Class Shares
Actual	$1,000	$858.42	$5.20	1.12%
Hypothetical (5% return before expenses)	$1,000	$1,019.40	$5.65	1.12%

International Class Shares
Actual	$1,000	$863.84	$5.50	1.18%
Hypothetical (5% return before expenses)	$1,000	$1,019.10	$5.96	1.18%

Emerging Markets Class Shares
Actual	$1,000	$915.76	$7.23	1.51%
Hypothetical (5% return before expenses)	$1,000	$1,017.45	$7.62	1.51%

Intermediate Duration Class Shares
Actual	$1,000	$1,027.99	$2.89	0.57%
Hypothetical (5% return before expenses)	$1,000	$1,022.15	$2.88	0.57%

U.S. Government Short Duration Class Shares
Actual	$1,000	$1,040.21	$3.83	0.75%
Hypothetical (5% return before expenses)	$1,000	$1,021.25	$3.79	0.75%

Short Duration Diversified Municipal Class Shares
Actual	$1,000	$1,025.51	$3.24	0.64%
Hypothetical (5% return before expenses)	$1,000	$1,021.80	$3.23	0.64%

Short Duration California Municipal Class Shares
Actual	$1,000	$1,026.35	$3.55	0.70%
Hypothetical (5% return before expenses)	$1,000	$1,021.50	$3.54	0.70%

Short Duration New York Municipal Class Shares
Actual	$1,000	$1,025.79	$3.39	0.67%
Hypothetical (5% return before expenses)	$1,000	$1,021.65	$3.39	0.67%

Diversified Municipal Class Shares
Actual	$1,000	$1,028.75	$2.84	0.56%
Hypothetical (5% return before expenses)	$1,000	$1,022.20	$2.83	0.56%

California Municipal Class Shares
Actual	$1,000	$1,024.90	$3.09	0.61%
Hypothetical (5% return before expenses)	$1,000	$1,021.95	$3.08	0.61%

New York Municipal Class Shares
Actual	$1,000	$1,025.31	$3.09	0.61%
Hypothetical (5% return before expenses)	$1,000	$1,021.95	$3.08	0.61%

Short Duration Plus Class Shares
Actual	$1,000	$990.00	$3.28	0.66%
Hypothetical (5% return before expenses)	$1,000	$1,021.70	$3.34	0.66%

*	Expenses are equal to each Class’s annualized expense ratio, shown in the table above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half-year period).

14	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—March 31, 2008 (Unaudited)

Foreign Stock Portfolios
Tax-Managed International
Country Breakdown*	Sector Breakdown*
	Financials	27.1%
	Materials	16.8
	Energy	10.9
	Industrials	9.0
	Consumer Discretionary	8.2
	Consumer Staples	7.7
	Utilities	5.8
	Telecommunications	5.3
	Information Technology	4.9
	Health Care	4.3

International
Country Breakdown*	Sector Breakdown*
	Financial	26.8%
	Materials	16.8
	Energy	10.8
	Industrials	8.9
	Consumer Staples	7.9
	Customer Discretionary	7.8
	Utilities	6.0
	Telecommunication Services	5.6
	Information Technology	4.9
	Health Care	4.5

Emerging Markets
Country Breakdown*	Sector Breakdown*
	Materials	21.1%
	Financials	18.4
	Energy	16.4
	Information Technology	12.9
	Telecommunication Services	11.1
	Industrials	7.1
	Consumer Discretionary	5.0
	Consumer Staples	3.7
	Utilities	2.4
	Health Care	1.9

*	All data are as of March 31, 2008. The Portfolios’ sector and country breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time.
Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in each Portfolio’s prospectus.

2008 Semi-Annual Report	15

Portfolio Summary—March 31, 2008 (continued)

Taxable Bond Portfolios
Intermediate Duration
Security Type Breakdown*

Short Duration Plus
Security Type Breakdown*

U.S. Government Short Duration
Security Type Breakdown*

*	All data are as of March 31, 2008. The Portfolios’ security type breakdowns are expressed as a percentage of each Portfolio’s total investments and may vary over time.

16	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—March 31, 2008 (continued)

Municipal Bond Portfolios (Short Duration)
Short Duration Diversified Municipal
State Breakdown*	Quality Rating Breakdown*

Short Duration California Municipal
State Breakdown*	Quality Rating Breakdown*

Short Duration New York Municipal
State Breakdown*	Quality Rating Breakdown*

*	All data are as of March 31, 2008. The Portfolios’ state and quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services and Moody’s Investors Services, Inc.

2008 Semi-Annual Report	17

Portfolio Summary—March 31, 2008 (continued)

Municipal Bond Portfolios (Intermediate Duration)
Diversified Municipal
State Breakdown*	Quality Rating Breakdown*

California Municipal
State Breakdown*	Quality Rating Breakdown*

New York Municipal
State Breakdown*	Quality Rating Breakdown*

*	All data are as of March 31, 2008. The Portfolios’ state and quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services and Moody’s Investors Services, Inc.

18	Sanford C. Bernstein Fund, Inc.

Statements of Assets and Liabilities—March 31, 2008 (Unaudited)

	TAX-MANAGED INTERNATIONAL PORTFOLIO		INTERNATIONAL PORTFOLIO		EMERGING MARKETS PORTFOLIO
ASSETS
Investments in securities at value (including investments of cash collateral for securities loaned of: International $13,492,000)	$8,174,535,961		$3,842,462,645	(a)	$2,779,313,587
Foreign currency at value (b)	20,196,198	(c)	8,171,952	(c)	10,377,799
Cash in bank	321		948		111,483
Receivables:
Interest	4,821		1,985		730
Dividends	44,719,407		20,756,600		20,108,140
Investment securities sold and foreign currency transactions	7,099		0		731,349
Foreign withholding tax reclaims	6,191,443		1,806,242		44,210
Capital shares sold	15,312,129		7,801,618		3,980,198

Total assets	8,260,967,379		3,881,001,990		2,814,667,496

LIABILITIES
Payable for collateral on securities lending at value	0		13,492,000		0
Payables:
Investment securities purchased and foreign currency transactions	28,790,465		9,688,436		2,726,394
Capital shares redeemed	5,966,664		18,235,783		2,371,169
Management fee	5,643,619		2,817,313		2,586,551
Shareholder servicing fee	1,720,444		792,756		594,965
Distribution fee	5,393		35,170		0
Transfer Agent fee	833		7,387		0
Foreign capital gains taxes	0		0		7,124,095
Margin owed to broker on futures contracts	1,227,637		15,696		0
Accrued expenses	930,328		463,917		778,242

Total liabilities	44,285,383		45,548,458		16,181,416

NET ASSETS (d)	$8,216,681,996		$3,835,453,532		$2,798,486,080

Cost of investments (including cash collateral on securities loaned)	$7,632,730,223		$3,530,312,731		$2,210,592,020

SHARES OF CAPITAL STOCK OUTSTANDING					76,569,641

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE					$36.55

NET ASSETS CONSIST OF:
Capital stock, at par*	$366,475		$171,936		$76,570
Additional paid-in capital	7,151,170,026		3,502,517,776		2,048,605,587
Undistributed net investment income	32,390,998		12,678,709		6,551,018
Accumulated net realized gain on investment and foreign currency transactions	488,742,321		6,984,717		181,977,557
Unrealized appreciation/(depreciation) of:
Investments and futures transactions	542,517,335		312,822,286		561,597,472	†
Foreign currency denominated assets and liabilities	1,494,841		278,108		(322,124)

	$8,216,681,996		$3,835,453,532		$2,798,486,080

(a) Includes securities on loan with a value of $26,017,000.

(b) Cost: $19,689,554, $8,151,231 and $10,461,179, respectively. (Note1)

(c) Amounts equivalent to U.S. $2,104,334 and $1,436,887, respectively, have been segregated to collateralize margin requirements for the open futures contracts at March 31, 2008.

(d) See page 20 for share class information on net asset value, offering price, and redemption price per share of the Tax-Managed International and International Portfolios.

* The Sanford C Bernstein Fund, Inc., has authorized 8.4 billion shares of common stock with par value of $.001 per share.

† Net of accrued foreign capital gains taxes of $7,124,095.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

2008 Semi-Annual Report	19

	TAX-MANAGED INTERNATIONAL PORTFOLIO	INTERNATIONAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Tax-Managed International Class Shares
Net Assets	$8,206,527,262
Shares of capital stock outstanding	366,014,417

Net asset value, offering and redemption price per share	$22.42

International Class Shares
Net Assets		$3,761,334,850
Shares of capital stock outstanding		168,574,644

Net asset value and offering price per share		$22.31

Class A Shares
Net Assets	$5,551,648	$44,797,771
Shares of capital stock outstanding	249,464	2,022,117

Net asset value and redemption price per share	$22.25	$22.15
Sales charge—4.25% of public offering price	0.99	0.98

Maximum offering price	$23.24	$23.13

Class B Shares
Net Assets	$588,768	$4,509,518
Shares of capital stock outstanding	26,932	206,051

Net asset value and offering price per share	$21.86	$21.89

Class C Shares
Net Assets	$4,014,318	$24,811,393
Shares of capital stock outstanding	183,717	1,132,921

Net asset value and offering price per share	$21.85	$21.90

20	Sanford C. Bernstein Fund, Inc.

This page intentionally left blank.

2008 Semi-Annual Report	21

Statements of Assets and Liabilities—March 31, 2008 (Unaudited) (continued)

	INTERMEDIATE DURATION PORTFOLIO		U.S. GOVERNMENT SHORT DURATION PORTFOLIO

ASSETS
Investments in securities at value	$5,293,237,749		$97,629,303
Foreign currency at value	875,923	(a)	0
Cash in bank	2,764,698	(b)	549,345
Receivables:
Interest	50,590,286		674,020
Investment securities sold and foreign currency transactions	10,298,273		0
Capital shares sold	10,803,678		362,265
Margin due from broker on futures contracts	309,235		0
Appreciation of interest rate swap agreements	43,119,533	(c)	0

Total assets	5,411,999,375		99,214,933

LIABILITIES
Payables:
Dividends to shareholders	5,510,193		61,744
Investment securities purchased	103,666,884		940,000
Capital shares redeemed	11,135,112		579,833
Management fee	1,944,681		35,756
Shareholder servicing fee	446,724		7,946
Transfer Agent fee	28,800		4,678
Accrued expenses	326,584		34,017
Premium received on swaps	2,739,595		0
Depreciation of foreign currency contracts	2,996,043		0

Total liabilities	128,794,616		1,663,974

NET ASSETS	$5,283,204,759		$97,550,959

Cost of investments	$5,401,421,271		$96,060,558

SHARES OF CAPITAL STOCK OUTSTANDING	402,899,996		7,661,542

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$13.11		$12.73

NET ASSETS CONSIST OF:
Capital stock, at par*	$402,900		$7,662
Additional paid-in capital	5,324,075,094		98,059,364
Undistributed net investment income/(excess distributions)	(14,862,235)		29,292
Accumulated net realized gain (loss) on investment and foreign currency transactions	36,375,014		(2,114,104)
Unrealized appreciation/(depreciation) of:
Investments, futures and interest rate swaps	(60,010,929)		1,568,745
Foreign currency denominated assets and liabilities	(2,775,085)		0

	$5,283,204,759		$97,550,959

(a) Cost: $808,489. (Note 1)

(b) An amount equivalent to U.S. $1,794 has been segregated to collateralize margin requirements for the open futures contracts at March 31, 2008.

(c) Includes swap premium of $2,739,595.

* The Sanford C Bernstein Fund, Inc., has authorized 8.4 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

22	Sanford C. Bernstein Fund, Inc.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

$308,852,948	$105,098,548	$136,052,789
0	0	0
856,996	139,799	137,304

3,028,568	1,092,534	1,556,890
779,896	417,538	74,948
1,077,222	483,396	80,967
0	0	0
7,701	3,080	3,850

314,603,331	107,234,895	137,906,748

211,423	68,155	93,391
10,973,183	4,592,882	2,822,011
425,693	1,696,790	593,704
112,636	37,177	50,496
25,032	8,228	11,222
3,813	3,887	4,139
26,605	8,045	14,999
0	0	0
0	0	0

11,778,385	6,415,164	3,589,962

$302,824,946	$100,819,731	$134,316,786

$307,028,283	$104,135,009	$134,800,093

24,000,099	7,985,642	10,727,380

$12.62	$12.63	$12.52

$24,000	$7,986	$10,727
302,573,755	100,148,795	134,103,484
(20,894)	(18,737)	(1,197)
(1,584,281)	(284,932)	(1,052,774)

1,832,366	966,619	1,256,546
0	0	0

$302,824,946	$100,819,731	$134,316,786

2008 Semi-Annual Report	23

Statements of Assets and Liabilities—March 31, 2008 (Unaudited) (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO
ASSETS
Investments in securities at value	$5,123,556,053	$1,458,010,286	$1,859,254,143
Cash in bank	4,158,463	265,208	326,241
Receivables:
Interest	64,271,018	17,620,286	26,284,634
Investment securities sold	10,617,661	2,630,000	4,495,000
Capital shares sold	16,836,871	4,292,812	6,497,209
Appreciation of interest rate swap agreements	1,026,554	46,205	57,756

Total assets	5,220,466,620	1,482,864,797	1,896,914,983

LIABILITIES
Payables:
Dividends to shareholders	3,976,066	1,116,471	1,423,686
Investment securities purchased	26,741,835	0	0
Capital shares redeemed	9,500,997	2,938,600	3,946,451
Management fee	1,912,359	603,029	759,662
Shareholder servicing fee	428,983	120,271	154,065
Distribution fee	54,402	28,493	37,058
Transfer Agent fee	3,749	3,000	3,000
Accrued expenses	231,709	139,262	139,112

Total liabilities	42,850,100	4,949,126	6,463,034

NET ASSETS (a)	$5,177,616,520	$1,477,915,671	$1,890,451,949

Cost of investments	$5,039,952,476	$1,436,405,156	$1,830,035,248

NET ASSETS CONSIST OF:
Capital stock, at par*	$365,719	$103,455	$135,570
Additional paid-in capital	5,092,865,960	1,455,626,379	1,859,375,750
Undistributed net investment income/(excess distributions)	(24,522)	(146,360)	5,931
Accumulated net realized gain (loss) on investment transactions	(220,768)	680,862	1,658,047
Unrealized appreciation of investments and interest rate swaps	84,630,131	21,651,335	29,276,651

	$5,177,616,520	$1,477,915,671	$1,890,451,949

(a) See page 25 for share class information on net asset value, offering price, and redemption price per share of the Diversified Municipal, California Municipal and New York Municipal Portfolios.

* The Sanford C Bernstein Fund, Inc. has authorized 8.4 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

24	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Municipal Class Shares
Net Assets	$5,090,883,630	$1,423,520,533	$1,827,308,322
Shares of capital stock outstanding	359,594,520	99,647,051	131,040,108

Net asset value and offering price per share	$14.16	$14.29	$13.94

Class A Shares
Net Assets	$34,605,716	$28,713,287	$28,242,525
Shares of capital stock outstanding	2,443,629	2,010,088	2,026,111

Net asset value and redemption price per share	$14.16	$14.28	$13.94
Sales charge—4.25% of public offering price	0.63	0.63	0.62

Maximum offering price	$14.79	$14.91	$14.56

Class B Shares
Net Assets	$18,327,690	$8,941,006	$17,387,891
Shares of capital stock outstanding	1,293,995	625,839	1,247,846

Net asset value and offering price per share	$14.16	$14.29	$13.93

Class C Shares
Net Assets	$33,799,484	$16,740,845	$17,513,211
Shares of capital stock outstanding	2,386,511	1,172,016	1,256,320

Net asset value and offering price per share	$14.16	$14.28	$13.94

2008 Semi-Annual Report	25

Statements of Assets and Liabilities—March 31, 2008 (Unaudited) (continued)

SHORT DURATION PLUS PORTFOLIO

ASSETS
Investments in securities at value	$391,412,460
Cash in bank	1,020,377 (a)
Receivables:
Interest	3,318,019
Capital shares sold	515,098
Margin due from broker on futures contracts	69,390

Total assets	396,335,344

LIABILITIES
Payables:
Dividends to shareholders	297,718
Capital shares redeemed	653,606
Management fee	151,134
Transfer Agent fee	5,240
Distribution fee	31,922
Shareholder servicing fee	27,726
Accrued expenses	90,571

Total liabilities	1,257,917

NET ASSETS	$395,077,427

Cost of investments	$406,493,871

NET ASSETS CONSIST OF:
Capital stock, at par*	$33,315
Additional paid-in capital	427,670,323
Undistributed net investment income/(excess distributions)	(854,784)
Accumulated net realized loss on investment transactions	(16,145,255)
Unrealized depreciation of investments and futures transactions	(15,626,172)

$395,077,427

SHORT DURATION PLUS PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Short Duration Plus Class Shares
Net Assets	$325,274,187
Shares of capital stock outstanding	27,429,033

Net asset value and offering price per share	$11.86

Short Duration Class A Shares
Net Assets	$46,408,751
Shares of capital stock outstanding	3,912,875

Net asset value and redemption price per share	$11.86
Sales charge—4.25% of public offering price	0.53

Maximum offering price	$12.39

Short Duration Class B Shares
Net Assets	$9,269,009
Shares of capital stock outstanding	781,641

Net asset value and offering price per share	$11.86

Short Duration Class C Shares
Net Assets	$14,125,480
Shares of capital stock outstanding	1,191,629

Net asset value and offering price per share	$11.85

(a) An amount equivalent to U.S. $83,340 has been segregated to collateralize margin requirements for the open futures contracts at March 31, 2008.

* The Sanford C Bernstein Fund, Inc., has authorized 8.4 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

26	Sanford C. Bernstein Fund, Inc.

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2008 Semi-Annual Report	27

Statements of Operations—for the six months ended March 31, 2008 (Unaudited)

	TAX-MANAGED INTERNATIONAL PORTFOLIO	INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO
INVESTMENT INCOME
Income:
Interest	$2,141,728	$1,135,392	$414,968
Dividends (net of foreign withholding taxes of $4,786,603, $2,006,038 and $3,134,481, respectively)	98,219,154	44,478,009	33,809,662

Total income	100,360,882	45,613,401	34,224,630

Expenses:
Management fee (see Note 2A)	35,452,126	17,813,205	16,371,740
Shareholder servicing fee	10,976,589	5,041,476	3,818,539
Custodian fee	1,853,902	931,518	2,481,172
Transfer Agent fee—Non-Retail Class	186,739	120,100	228,154
Transfer Agent fee—Class A	5,160	26,912	0
Transfer Agent fee—Class B	483	3,262	0
Transfer Agent fee—Class C	3,357	16,841	0
Distribution fees—Class A	10,082	65,564	0
Distribution fees—Class B	3,217	26,696	0
Distribution fees—Class C	21,626	136,610	0
Registration fees	130,226	75,288	40,810
Auditing and tax fees	115,794	48,863	36,947
Directors’ fees and expenses	112,002	48,025	40,454
Legal fees	72,750	36,104	19,803
Printing fees	44,230	43,733	7,920
Miscellaneous	118,181	60,440	58,332

Total expenses	49,106,464	24,494,637	23,103,871
Less: expenses waived by the Transfer Agent	(8,876)	0	0
Less: expense offset arrangement	(276)	(2,211)	0

Net expenses	49,097,312	24,492,426	23,103,871

Net investment income	51,263,570	21,120,975	11,120,759

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	522,029,157	33,552,633	308,200,263	(a)
Futures transactions	(14,036,699)	(940,704)	0
Foreign currency transactions	2,203,894	(392,027)	(1,002,191)
Swap transactions	0	0	0

Net realized gain on investment and foreign currency transactions	510,196,352	32,219,902	307,198,072

Net increase (decrease) in unrealized appreciation/(depreciation) of:
Investments, futures and swaps	(1,908,162,076)	(654,233,936)	(576,154,006	)(b)
Foreign currency denominated assets and liabilities	1,105,346	240,206	(663,396)

Net increase (decrease) in unrealized appreciation/(depreciation) of investments and foreign currency denominated assets and liabilities	(1,907,056,730)	(653,993,730)	(576,817,402)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1,396,860,378)	(621,773,828)	(269,619,330)

Contribution from Adviser (see Note 2A)	0	0	226,581

Net increase (decrease) in net assets resulting from operations	$(1,345,596,808)	$(600,652,853)	$(258,271,990)

(a) Net of foreign capital gains taxes of $3,983,078.

(b) Net of change in accrued foreign capital gains taxes of $2,239,135.

See Notes to Financial Statements.

28	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO	U.S. GOVERNMENT SHORT DURATION PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

$139,127,900	$1,927,926	$4,961,056	$1,684,112	$2,372,405
301,945	0	0	0	0

139,429,845	1,927,926	4,961,056	1,684,112	2,372,405

11,396,282	198,465	591,893	206,170	278,659
2,613,223	43,323	131,532	45,816	61,925
368,784	48,236	60,024	44,707	49,273
122,262	13,031	12,350	12,165	12,323
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
81,771	12,837	28,776	4,838	5,956
62,631	2,523	2,739	902	688
58,452	1,063	2,916	964	1,240
30,801	720	948	619	526
21,282	1,677	486	372	593
41,925	2,772	4,886	3,553	4,434

14,797,413	324,647	836,550	320,106	415,617
0	0	0	0	0
0	0	0	0	0

14,797,413	324,647	836,550	320,106	415,617

124,632,432	1,603,279	4,124,506	1,364,006	1,956,788

24,286,717	495,342	424,325	161,063	149,908
32,680,324	0	(67,984)	(24,503)	(30,629)
7,116,789	0	0	0	0
(2,495,657)	0	118,112	42,853	54,811

61,588,173	495,342	474,453	179,413	174,090

(44,283,248)	1,253,616	1,751,818	799,522	940,465
1,274,191	0	0	0	0

(43,009,057)	1,253,616	1,751,818	799,522	940,465

18,579,116	1,748,958	2,226,271	978,935	1,114,555

0	0	0	0	0

$143,211,548	$3,352,237	$6,350,777	$2,342,941	$3,071,343

2008 Semi-Annual Report	29

Statements of Operations—for the six months ended March 31, 2008 (Unaudited) (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$99,124,628	$29,017,858	$37,246,918

Total income	99,124,628	29,017,858	37,246,918

Expenses:
Management fee (see Note 2A)	11,016,486	3,521,818	4,417,338
Shareholder servicing fee	2,460,505	702,280	894,159
Custodian fee	242,539	111,095	149,691
Transfer Agent fee—Non-Retail Class	69,609	18,610	31,420
Transfer Agent fee—Class A	7,698	6,016	8,634
Transfer Agent fee—Class B	5,241	2,639	6,309
Transfer Agent fee—Class C	8,408	4,515	5,455
Distribution fees—Class A	47,666	33,921	40,581
Distribution fees—Class B	108,935	49,745	98,442
Distribution fees—Class C	174,230	85,086	85,447
Registration fees	171,051	14,687	29,515
Directors’ fees and expenses	46,779	15,599	19,994
Auditing and tax fees	46,080	32,606	19,781
Printing fees	24,595	21,780	22,349
Legal fees	14,180	1,235	6,072
Miscellaneous	9,435	16,047	17,220

Total expenses	14,453,437	4,637,679	5,852,407
Less: expense offset arrangement	(913)	(387)	(688)

Net expenses	14,452,524	4,637,292	5,851,719

Net investment income	84,672,104	24,380,566	31,395,199

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	7,754,914	3,684,213	2,806,695
Swap transactions	2,509,440	790,660	997,170
Futures transactions	(1,268,416)	(371,156)	(473,426)

Net realized gain on investment transactions	8,995,938	4,103,717	3,330,439

Net increase in unrealized appreciation/(depreciation) of investments and swaps	45,083,047	6,626,086	10,884,776

Net realized and unrealized gain on investment transactions	54,078,985	10,729,803	14,215,215

Net increase in net assets resulting from operations	$138,751,089	$35,110,369	$45,610,414

See Notes to Financial Statements.

30	Sanford C. Bernstein Fund, Inc.

SHORT DURATION PLUS PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$9,353,631

Total income	9,353,631

Expenses:
Management fee (see Note 2A)	898,145
Shareholder servicing fee	165,134
Custodian fee	83,641
Transfer Agent fee—Non-Retail Class	29,104
Transfer Agent fee—Class A	26,166
Transfer Agent fee—Class B	6,515
Transfer Agent fee—Class C	9,270
Distribution fees—Class A	60,065
Distribution fees—Class B	49,856
Distribution fees—Class C	70,929
Registration fees	59,475
Printing fees	14,476
Auditing and tax fees	9,080
Directors’ fees and expenses	4,599
Legal fees	3,014
Miscellaneous	10,283

Total expenses	1,499,752
Less: expense offset arrangement	(1,351)

Net expenses	1,498,401

Net investment income	7,855,230

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Futures transactions	909,926
Investment transactions	(2,885,142)

Net realized loss on investment transactions	(1,975,216)

Net decrease in unrealized appreciation/(depreciation) of
investments and futures	(10,092,966)

Net realized and unrealized loss on investment transactions	(12,068,182)

Net decrease in net assets resulting from operations	$(4,212,952)

See Notes to Financial Statements.

2008 Semi-Annual Report	31

Statements of Changes in Net Assets

	TAX-MANAGED INTERNATIONAL PORTFOLIO		INTERNATIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/08 (UNAUDITED)	YEAR ENDED 9/30/07	SIX MONTHS ENDED 3/31/08 (UNAUDITED)	YEAR ENDED 9/30/07

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$51,263,570	$144,048,872	$21,120,975	$66,290,891
Net realized gain (loss) on investment and foreign currency transactions	510,196,352	956,776,501	32,219,902	495,535,110
Increase (decrease) in unrealized appreciation/(depreciation) of investments and foreign currency denominated assets and liabilities	(1,907,056,730)	736,273,937	(653,993,730)	295,022,139
Contribution from Adviser (see Note 2A)	0	445	0	237,063

Net increase (decrease) in net assets resulting from operations	(1,345,596,808)	1,837,099,755	(600,652,853)	857,085,203

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(133,465,252)	(134,173,219)	(64,412,863)	(67,882,580)
Distributions from net realized gain on investment transactions (a)	(957,704,142)	(873,750,182)	(457,574,086)	(427,641,169)

Total dividends and distributions to shareholders	(1,091,169,394)	(1,007,923,401)	(521,986,949)	(495,523,749)

Capital-share transactions
Net proceeds from sales of shares	670,844,072	1,382,327,603	343,416,131	682,895,660
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	982,904,544	855,062,898	516,014,375	492,634,247

Total proceeds from shares sold	1,653,748,616	2,237,390,501	859,430,506	1,175,529,907
Cost of shares redeemed	(505,552,987)	(1,080,537,345)	(301,733,623)	(589,899,670)

Increase (decrease) in net assets from capital-share transactions	1,148,195,629	1,156,853,156	557,696,883	585,630,237

Net increase (decrease) in net assets	(1,288,570,573)	1,986,029,510	(564,942,919)	947,191,691

NET ASSETS:
Beginning of period	9,505,252,569	7,519,223,059	4,400,396,451	3,453,204,760

End of period (b)	$8,216,681,996	$9,505,252,569	$3,835,453,532	$4,400,396,451

(b) Includes undistributed net investment income/(excess distributions) of:	$32,390,998	$114,592,680	$12,678,709	$55,970,597

(a) See page 37 for share class information on dividend distributions of the Tax-Managed International and International Portfolios.

* Includes effect of portfolio transaction fee in the amounts of $5,338,163 and $9,180,161 for the six months ended March 31, 2008 and year ended September 30, 2007, respectively.

See Notes to Financial Statements.

32	Sanford C. Bernstein Fund, Inc.

EMERGING MARKETS PORTFOLIO		INTERMEDIATE DURATION PORTFOLIO		U.S. GOVERNMENT SHORT DURATION PORTFOLIO

SIX MONTHS ENDED 3/31/08 (UNAUDITED)	YEAR ENDED 9/30/07	SIX MONTHS ENDED 3/31/08 (UNAUDITED)	YEAR ENDED 9/30/07	SIX MONTHS ENDED 3/31/08 (UNAUDITED)	YEAR ENDED 9/30/07

$11,120,759	$28,500,150	$124,632,432	$216,859,564	$1,603,279	$3,374,463
307,198,072	544,071,323	61,588,173	27,904,616	495,342	(59,420)
(576,817,402)	567,041,393	(43,009,057)	(29,961,080)	1,253,616	506,040
226,581	216,481	0	0	0	0

(258,271,990)	1,139,829,347	143,211,548	214,803,100	3,352,237	3,821,083

(27,237,353)	(19,631,589)	(144,101,701)	(214,388,415)	(1,623,694)	(3,406,785)
(653,088,550)	(345,115,543)	0	0	0	0

(680,325,903)	(364,747,132)	(144,101,701)	(214,388,415)	(1,623,694)	(3,406,785)

212,780,982	446,042,268	586,619,450	1,357,979,058	24,161,946	27,935,483
612,017,113	323,807,368	21,708,907	31,611,958	967,818	1,988,194

824,798,095	769,849,636	608,328,357	1,389,591,016	25,129,764	29,923,677
(317,764,215)	(467,284,487)	(386,345,096)	(466,791,611)	(10,503,514)	(35,874,547)

507,033,880 *	302,565,149 *	221,983,261	922,799,405	14,626,250	(5,950,870)

(431,564,013)	1,077,647,364	221,093,108	923,214,090	16,354,793	(5,536,572)

3,230,050,093	2,152,402,729	5,062,111,651	4,138,897,561	81,196,166	86,732,738

$2,798,486,080	$3,230,050,093	$5,283,204,759	$5,062,111,651	$97,550,959	$81,196,166

$6,551,018	$22,667,612	$(14,862,235)	$4,607,034	$29,292	$49,707

2008 Semi-Annual Report	33

Statements of Changes in Net Assets (continued)

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO		SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/08 (UNAUDITED)	YEAR ENDED 9/30/07	SIX MONTHS ENDED 3/31/08 (UNAUDITED)	YEAR ENDED 9/30/07

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$4,124,506	$6,580,571	$1,364,006	$2,215,403
Net realized gain (loss) on investment transactions	474,453	(368,319)	179,413	67,001
Increase (decrease) in unrealized appreciation/(depreciation) of investments	1,751,818	762,094	799,522	190,847

Net increase in net assets resulting from operations	6,350,777	6,974,346	2,342,941	2,473,251

Dividends to shareholders:
Dividends from net investment income (a)	(4,127,920)	(6,552,577)	(1,365,392)	(2,206,806)

Total dividends to shareholders	(4,127,920)	(6,552,577)	(1,365,392)	(2,206,806)

Capital-share transactions
Net proceeds from sales of shares	125,590,735	182,245,652	49,612,090	102,881,705
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	2,220,561	2,832,275	777,823	1,237,009

Total proceeds from shares sold	127,811,296	185,077,927	50,389,913	104,118,714
Cost of shares redeemed	(78,664,712)	(143,459,791)	(30,697,346)	(99,745,242)

Increase in net assets from capital-share transactions	49,146,584	41,618,136	19,692,567	4,373,472

Net increase in net assets	51,369,441	42,039,905	20,670,116	4,639,917

NET ASSETS:
Beginning of period	251,455,505	209,415,600	80,149,615	75,509,698

End of period (b)	$302,824,946	$251,455,505	$100,819,731	$80,149,615

(b) Includes undistributed net investment income (excess distributions) of:	$(20,894)	$(17,480)	$(18,737)	$(17,351)

(a) See page 37 and 38 for share class information on dividend distributions of the Diversified Municipal, California Municipal and New York Municipal Portfolios.

See Notes to Financial Statements.

34	Sanford C. Bernstein Fund, Inc.

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO		DIVERSIFIED MUNICIPAL PORTFOLIO		CALIFORNIA MUNICIPAL PORTFOLIO		NEW YORK MUNICIPAL PORTFOLIO

SIX MONTHS ENDED 3/31/08 (UNAUDITED)	YEAR ENDED 9/30/07	SIX MONTHS ENDED 3/31/08 (UNAUDITED)	YEAR ENDED 9/30/07	SIX MONTHS ENDED 3/31/08 (UNAUDITED)	YEAR ENDED 9/30/07	SIX MONTHS ENDED 3/31/08 (UNAUDITED)	YEAR ENDED 9/30/07

$1,956,788	$3,252,678	$84,672,104	$141,340,962	$24,380,566	$43,689,859	$31,395,199	$57,071,073
174,090	(28,708)	8,995,938	(740,103)	4,103,717	(1,455,559)	3,330,439	21,051
940,465	178,834	45,083,047	(3,354,112)	6,626,086	(475,753)	10,884,776	(1,915,727)

3,071,343	3,402,804	138,751,089	137,246,747	35,110,369	41,758,547	45,610,414	55,176,397

(1,958,514)	(3,238,260)	(84,792,218)	(140,884,020)	(24,399,992)	(43,543,867)	(31,419,466)	(56,880,958)

(1,958,514)	(3,238,260)	(84,792,218)	(140,884,020)	(24,399,992)	(43,543,867)	(31,419,466)	(56,880,958)

60,009,096	71,036,854	743,800,866	1,551,087,191	172,901,810	418,061,821	233,553,093	482,206,220
1,011,611	1,535,267	12,184,890	20,769,260	3,669,591	6,967,057	6,402,502	12,297,806

61,020,707	72,572,121	755,985,756	1,571,856,451	176,571,401	425,028,878	239,955,595	494,504,026
(38,694,419)	(64,615,082)	(375,926,739)	(667,262,213)	(137,220,477)	(254,877,126)	(152,039,352)	(277,446,139)

22,326,288	7,957,039	380,059,017	904,594,238	39,350,924	170,151,752	87,916,243	217,057,887

23,439,117	8,121,583	434,017,888	900,956,965	50,061,301	168,366,432	102,107,191	215,353,326

110,877,669	102,756,086	4,743,598,632	3,842,641,667	1,427,854,370	1,259,487,938	1,788,344,758	1,572,991,432

$134,316,786	$110,877,669	$5,177,616,520	$4,743,598,632	$1,477,915,671	$1,427,854,370	$1,890,451,949	$1,788,344,758

$(1,197)	$529	$(24,522)	$95,592	$(146,360)	$(126,934)	$5,931	$30,198

2008 Semi-Annual Report	35

Statements of Changes in Net Assets (continued)

	SHORT DURATION PLUS PORTFOLIO

	SIX MONTHS ENDED 3/31/08 (UNAUDITED)	YEAR ENDED 9/30/07

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$7,855,230	$18,667,226
Net realized gain (loss) on investment transactions	(1,975,216)	2,048,426
Decrease in unrealized appreciation/(depreciation) of investments	(10,092,966)	(3,787,309)

Net increase (decrease) in net assets resulting from operations	(4,212,952)	16,928,343

Dividends to shareholders:
Dividends from net investment income (a)	(8,267,564)	(19,148,311)

Total dividends to shareholders	(8,267,564)	(19,148,311)

Capital-share transactions
Net proceeds from sales of shares	88,927,033	154,381,767
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	3,551,046	8,321,266

Total proceeds from shares sold	92,478,079	162,703,033
Cost of shares redeemed	(90,193,188)	(204,534,259)

Increase (decrease) in net assets from capital-share transactions	2,284,891	(41,831,226)

Net decrease in net assets	(10,195,625)	(44,051,194)

NET ASSETS:
Beginning of period	405,273,052	449,324,246

End of period (b)	$395,077,427	$405,273,052

(b) Includes excess distributions of:	$(854,784)	$(442,450)

(a) See page 38 for share class information on dividend distributions for the Short Duration Plus Portfolio.

See Notes to Financial Statements.

36	Sanford C. Bernstein Fund, Inc.

	TAX-MANAGED INTERNATIONAL PORTFOLIO		INTERNATIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/08 (UNAUDITED)	YEAR ENDED 9/30/07	SIX MONTHS ENDED 3/31/08 (UNAUDITED)	YEAR ENDED 9/30/07
Dividends to shareholders:
Dividends from net investment income
Tax-Managed International and International Class Shares, respectively	$(133,317,975)	$(134,069,445)	$(63,574,349)	$(66,986,211)
Class A	(103,566)	(55,675)	(588,382)	(603,506)
Class B	(5,643)	(8,042)	(41,535)	(64,870)
Class C	(38,068)	(40,057)	(208,597)	(227,993)

	$(133,465,252)	$(134,173,219)	$(64,412,863)	$(67,882,580)

Distributions from net realized gain on investment transactions
Tax-Managed International and International Class Shares, respectively	$(956,375,076)	$(872,942,823)	$(449,003,057)	$(420,459,577)
Class A	(766,643)	(408,843)	(4,801,701)	(4,351,707)
Class B	(72,608)	(66,630)	(625,906)	(626,831)
Class C	(489,815)	(331,886)	(3,143,422)	(2,203,054)

	$(957,704,142)	$(873,750,182)	$(457,574,086)	$(427,641,169)

	DIVERSIFIED MUNICIPAL PORTFOLIO		CALIFORNIA MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/08 (UNAUDITED)	YEAR ENDED 9/30/07	SIX MONTHS ENDED 3/31/08 (UNAUDITED)	YEAR ENDED 9/30/07
Dividends to shareholders:
Dividends from net investment income
Municipal Class	$(83,603,185)	$(138,010,254)	$(23,727,452)	$(42,154,147)
Class A	(498,560)	(1,236,399)	(349,393)	(665,481)
Class B	(265,692)	(702,539)	(119,180)	(296,945)
Class C	(424,781)	(934,828)	(203,967)	(427,294)

	$(84,792,218)	$(140,884,020)	$(24,399,992)	$(43,543,867)

2008 Semi-Annual Report	37

Statements of Changes in Net Assets (continued)

	NEW YORK MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/08 (UNAUDITED)	YEAR ENDED 9/30/07
Dividends to shareholders:
Dividends from net investment income
Municipal Class	$(30,555,179)	$(54,811,043)
Class A	(420,862)	(957,503)
Class B	(237,628)	(645,896)
Class C	(205,797)	(466,516)

	$(31,419,466)	$(56,880,958)

	SHORT DURATION PLUS PORTFOLIO

	SIX MONTHS ENDED 3/31/08 (UNAUDITED)	YEAR ENDED 9/30/07
Dividends to shareholders:
Dividends from net investment income
Short Duration Plus Class	$(7,079,875)	$(16,481,134)
Class A	(791,939)	(1,603,458)
Class B	(163,539)	(486,712)
Class C	(232,211)	(577,007)

	$(8,267,564)	$(19,148,311)

See Notes to Financial Statements.

38	Sanford C. Bernstein Fund, Inc.

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-MANAGED INTERNATIONAL PORTFOLIO TAX-MANAGED INTERNATIONAL CLASS

.	SIX MONTHS ENDED 3/31/08 (UNAUDITED)	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06		YEAR ENDED 9/30/05	YEAR ENDED 9/30/04	YEAR ENDED 9/30/03
Net asset value, beginning of period	$29.64	$27.20	$24.72		$20.42	$17.53	$13.10

Income from investment operations:
Investment income, net†	0.15	0.47	0.40		0.26	0.15	0.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.95)	5.63	3.82		4.49	3.04	4.39
Contribution from Adviser	0	0 (c)	0	(c)	0	0	0

Total from investment operations	(3.80)	6.10	4.22		4.75	3.19	4.63

Less distributions:
Dividends from taxable net investment income	(0.42)	(0.49)	(0.31)		(0.17)	(0.30)	(0.20)
Distributions from net realized gain on investment transactions	(3.00)	(3.17)	(1.43)		(0.28)	0	0

Total distributions	(3.42)	(3.66)	(1.74)		(0.45)	(0.30)	(0.20)

Net asset value, end of period	$22.42	$29.64	$27.20		$24.72	$20.42	$17.53

Total return (a)	(14.16)%	24.28%	18.18%		23.62%	18.34%	35.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$8,206,527	$9,492,508	$7,512,829		$6,078,513	$4,611,550	$3,561,248
Average net assets (000 omitted)	$8,781,272	$8,571,465	$6,888,047		$5,303,305	$4,206,956	$2,890,486
Ratio of expenses to average net assets	1.12% *	1.12%	1.15%	(e)	1.22%	1.24%	1.25%
Ratio of net investment income to average net assets	1.17% *	1.68%	1.53%	(e)	1.17%	0.79%	1.59%
Portfolio turnover rate	34%	52%	67%		53%	71%	28%

See Footnote Summary on page 51.

See Notes to Financial Statements.

2008 Semi-Annual Report	39

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL PORTFOLIO INTERNATIONAL CLASS

.	SIX MONTHS ENDED 3/31/08 (UNAUDITED)	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06		YEAR ENDED 9/30/05	YEAR ENDED 9/30/04	YEAR ENDED 9/30/03
Net asset value, beginning of period	$29.38	$27.17	$23.27		$18.94	$16.06	$11.95

Income from investment operations:
Investment income, net†	0.13	0.46	0.40		0.25	0.14	0.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.73)	5.63	3.81		4.25	2.91	4.04
Contribution from Adviser	0	0 (c)	0		0	0	0

Total from investment operations	(3.60)	6.09	4.21		4.50	3.05	4.27

Less distributions:
Dividends from taxable net investment income	(0.43)	(0.53)	(0.31)		(0.17)	(0.17)	(0.16)
Distributions from net realized gain on investment transactions	(3.04)	(3.35)	0		0	0	0

Total distributions	(3.47)	(3.88)	(0.31)		(0.17)	(0.17)	(0.16)

Net asset value, end of period	$22.31	$29.38	$27.17		$23.27	$18.94	$16.06

Total return (a)	(13.62)%	24.52%	18.29%		23.90%	19.05%	36.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$3,761,335	$4,315,454	$3,397,969		$2,785,730	$2,190,687	$1,826,667
Average net assets (000 omitted)	$4,033,181	$3,892,605	$3,125,615		$2,462,819	$2,045,596	$1,572,731
Ratio of expenses to average net assets	1.18% *	1.18%	1.20%	(e)	1.26%	1.28%	1.29%
Ratio of net investment income to average net assets	1.04% *	1.68%	1.55%	(e)	1.17%	0.76%	1.63%
Portfolio turnover rate	27%	59%	73%		61%	92%	28%

See Footnote Summary on page 51.

See Notes to Financial Statements.

40	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO

	SIX MONTHS ENDED 3/31/08 (UNAUDITED)	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06		YEAR ENDED 9/30/05	YEAR ENDED 9/30/04	YEAR ENDED 9/30/03
Net asset value, beginning of period	$50.62	$38.90	$43.22		$28.91	$20.81	$13.65

Income from investment operations:
Investment income, net†	0.16	0.45	0.49		0.66	0.36	0.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.32)	17.69	5.02		14.20	7.76	6.87
Contribution from Adviser	0 (c)	0 (c)	0		0	0	0

Total from investment operations	(3.16)	18.14	5.51		14.86	8.12	7.13

Less distributions:
Dividends from taxable net investment income	(0.44)	(0.35)	(0.60)		(0.06)	(0.22)	(0.08)
Distributions from net realized gain on investment transactions	(10.55)	(6.22)	(9.39)		(0.78)	0	0

Total distributions	(10.99)	(6.57)	(9.99)		(0.84)	(0.22)	(0.08)

Portfolio transaction fee	0.08	0.15	0.16		0.29	0.20	0.11

Net asset value, end of period	$36.55	$50.62	$38.90		$43.22	$28.91	$20.81

Total return (a)	(10.24)%	50.40% (b)	13.89%	(b)	48.78% (b)	34.66% (b)	47.21% (b)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$2,798,486	$3,230,050	$2,152,403		$1,880,526	$1,361,368	$898,402
Average net assets (000 omitted)	$3,054,831	$2,660,575	$2,031,225		$1,600,912	$1,150,902	$653,705
Ratio of expenses to average net assets	1.51% *	1.53%	1.58%	(e)	1.68%	1.72%	1.72%
Ratio of net investment income to average net assets	0.73% *	1.07%	1.26%	(e)	1.85%	1.41%	1.57%
Portfolio turnover rate	27%	61%	61%		54%	44%	38%

See Footnote Summary on page 51.

See Notes to Financial Statements.

2008 Semi-Annual Report	41

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERMEDIATE DURATION PORTFOLIO

	SIX MONTHS ENDED 3/31/08 (UNAUDITED)		YEAR ENDED 9/30/07	YEAR ENDED 9/30/06		YEAR ENDED 9/30/05	YEAR ENDED 9/30/04	YEAR ENDED 9/30/03
Net asset value, beginning of period	$13.11		$13.11	$13.27		$13.41	$13.43	$13.08

Income from investment operations:
Investment income, net†	0.31		0.62	0.59		0.53	0.50	0.47
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.05		(0.01)	(0.15)		(0.09)	(0.01)	0.35

Total from investment operations	0.36		0.61	0.44		0.44	0.49	0.82

Less distributions:
Dividends from taxable net investment income	(0.36)		(0.61)	(0.60)		(0.54)	(0.51)	(0.47)
Distributions from net realized gain on investment transactions	0		0	0	(c)	(0.04)	0	0

Total distributions	(0.36)		(0.61)	(0.60)		(0.58)	(0.51)	(0.47)

Net asset value, end of period	$13.11		$13.11	$13.11		$13.27	$13.41	$13.43

Total return (a)	2.80%		4.78%	3.47%		3.35%	3.74%	6.39%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$5,283,205		$5,062,112	$4,138,898		$3,386,745	$2,852,803	$2,402,262
Average net assets (000 omitted)	$5,226,447		$4,592,670	$3,694,176		$3,104,905	$2,612,933	$2,249,030
Ratio of expenses to average net assets	0.57%	*	0.58%	0.60%	(e)	0.60%	0.61%	0.61%
Ratio of net investment income to average net assets	4.77%	*	4.73%	4.56%	(e)	3.97%	3.72%	3.55%
Portfolio turnover rate	73%		204%	426%		586%	660%	796%

See Footnote Summary on page 51.

See Notes to Financial Statements.

42	Sanford C. Bernstein Fund, Inc.

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO

	SIX MONTHS ENDED 3/31/08 (UNAUDITED)		YEAR ENDED 9/30/07	YEAR ENDED 9/30/06		YEAR ENDED 9/30/05	YEAR ENDED 9/30/04	YEAR ENDED 9/30/03
Net asset value, beginning of period	$12.47		$12.41	$12.45		$12.68	$13.00	$13.23

Income from investment operations:
Investment income, net†	0.23		0.50	0.41		0.30	0.26	0.31
Net realized and unrealized gain (loss) on investment transactions	0.27		0.07	(0.02)		(0.19)	(0.14)	(0.04)

Total from investment operations	0.50		0.57	0.39		0.11	0.12	0.27

Less distributions:
Dividends from taxable net investment income	(0.24)		(0.51)	(0.43)		(0.34)	(0.30)	(0.31)
Dividends from net realized gain on investment transactions	0		0	0		0 (c)	(0.14)	(0.19)

Total distributions	(0.24)		(0.51)	(0.43)		(0.34)	(0.44)	(0.50)

Net asset value, end of period	$12.73		$12.47	$12.41		$12.45	$12.68	$13.00

Total return (a)	4.02%		4.66%	3.19%		0.90%	0.93%	2.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$97,551		$81,196	$86,733		$86,394	$93,595	$112,561
Average net assets (000 omitted)	$86,646		$83,785	$83,170		$91,842	$101,777	$120,631
Ratio of expenses to average net assets	0.75%	*	0.77%	0.79%	(e)	0.78%	0.80%	0.76%
Ratio of expenses to average net assets excluding interest expense	0.75%	*	0.77%	0.79%	(e)	0.78%	0.78%	0.76%
Ratio of net investment income to average net assets	3.70%	*	4.03%	3.33%	(e)	2.41%	2.06%	2.39%
Portfolio turnover rate	63%		101%	130%		167%	358%	323%

See Footnote Summary on page 51.

See Notes to Financial Statements.

2008 Semi-Annual Report	43

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/08 (UNAUDITED)		YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/05	YEAR ENDED 9/30/04 (d)	YEAR ENDED 9/30/03
Net asset value, beginning of period	$12.50		$12.48	$12.51	$12.60	$12.69	$12.79

Income from investment operations:
Investment income, net†	0.20		0.37	0.34	0.26	0.22	0.29
Net realized and unrealized gain (loss) on investment transactions	0.12		0.02	(0.03)	(0.09)	(0.07)	(0.05)

Total from investment operations	0.32		0.39	0.31	0.17	0.15	0.24

Less distributions:
Dividends from taxable net investment income	0		0	0	0	(0.01)	0
Dividends from tax-exempt net investment income	(0.20)		(0.37)	(0.34)	(0.26)	(0.21)	(0.29)
Dividends from net realized gain on investment transactions	0		0	0	0	(0.02)	(0.05)

Total distributions	(0.20)		(0.37)	(0.34)	(0.26)	(0.24)	(0.34)

Net asset value, end of period	$12.62		$12.50	$12.48	$12.51	$12.60	$12.69

Total return (a)	2.55%		3.20%	2.51%	1.36%	1.21%	1.97%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$302,825		$251,456	$209,416	$258,300	$253,728	$233,649
Average net assets (000 omitted)	$263,063		$219,160	$228,571	$253,042	$240,126	$220,768
Ratio of expenses to average net assets	0.64%	*	0.66%	0.70% (e)	0.71%	0.69%	0.71%
Ratio of net investment income to average net assets	3.14%	*	3.00%	2.70% (e)	2.06%	1.81%	2.30%
Portfolio turnover rate	37%		60%	50%	100%	84%	57%

See Footnote Summary on page 51.

See Notes to Financial Statements.

44	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/08 (UNAUDITED)		YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/05	YEAR ENDED 9/30/04 (d)	YEAR ENDED 9/30/03
Net asset value, beginning of period	$12.49		$12.46	$12.47	$12.57	$12.67	$12.69

Income from investment operations:
Investment income, net†	0.19		0.35	0.30	0.24	0.20	0.22
Net realized and unrealized gain (loss) on investment transactions	0.14		0.03	(0.01)	(0.10)	(0.10)	(0.02)

Total from investment operations	0.33		0.38	0.29	0.14	0.10	0.20

Less distributions:
Dividends from taxable net investment income	0		0	0	0	(0.01)	(0.01)
Dividends from tax-exempt net investment income	(0.19)		(0.35)	(0.30)	(0.24)	(0.19)	(0.21)

Total distributions	(0.19)		(0.35)	(0.30)	(0.24)	(0.20)	(0.22)

Net asset value, end of period	$12.63		$12.49	$12.46	$12.47	$12.57	$12.67

Total return (a)	2.67%		3.12%	2.32%	1.11%	0.81%	1.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$100,820		$80,150	$75,510	$62,025	$71,637	$79,818
Average net assets (000 omitted)	$91,631		$77,929	$67,878	$68,266	$77,177	$80,862
Ratio of expenses to average net assets	0.70%	*	0.73%	0.81% (e)	0.81%	0.78%	0.80%
Ratio of net investment income to average net assets	2.98%	*	2.84%	2.38% (e)	1.88%	1.59%	1.77%
Portfolio turnover rate	50%		103%	83%	91%	90%	72%

See Footnote Summary on page 51.

See Notes to Financial Statements.

2008 Semi-Annual Report	45

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/08 (UNAUDITED)		YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/05	YEAR ENDED 9/30/04 (d)	YEAR ENDED 9/30/03
Net asset value, beginning of period	$12.40		$12.38	$12.39	$12.47	$12.55	$12.57

Income from investment operations:
Investment income, net†	0.20		0.38	0.32	0.25	0.22	0.26
Net realized and unrealized gain (loss) on investment transactions	0.12		0.02	(0.01)	(0.08)	(0.08)	(0.02)

Total from investment operations	0.32		0.40	0.31	0.17	0.14	0.24

Less distributions:
Dividends from taxable net investment income	0		0	0	0	(0.01)	0
Dividends from tax-exempt net investment income	(0.20)		(0.38)	(0.32)	(0.25)	(0.21)	(0.26)

Total distributions	(0.20)		(0.38)	(0.32)	(0.25)	(0.22)	(0.26)

Net asset value, end of period	$12.52		$12.40	$12.38	$12.39	$12.47	$12.55

Total return (a)	2.62%		3.25%	2.52%	1.37%	1.16%	1.92%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$134,317		$110,878	$102,756	$123,058	$123,176	$120,941
Average net assets (000 omitted)	$123,849		$106,936	$113,877	$122,925	$123,457	$119,346
Ratio of expenses to average net assets	0.67%	*	0.69%	0.74% (e)	0.74%	0.74%	0.76%
Ratio of net investment income to average net assets	3.16%	*	3.04%	2.55% (e)	2.00%	1.80%	2.06%
Portfolio turnover rate	42%		66%	52%	98%	68%	47%

See Footnote Summary on page 51.

See Notes to Financial Statements.

46	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/08 (UNAUDITED)		YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/05	YEAR ENDED 9/30/04 (d)	YEAR ENDED 9/30/03
Net asset value, beginning of period	$14.00		$14.03	$14.06	$14.27	$14.34	$14.37

Income from investment operations:
Investment income, net†	0.24		0.46	0.46	0.44	0.45	0.51
Net realized and unrealized gain (loss) on investment transactions	0.16		(0.03)	(0.03)	(0.21)	(0.07)	(0.03)

Total from investment operations	0.40		0.43	0.43	0.23	0.38	0.48

Less distributions:
Dividends from taxable net investment income	0		0	0	0	(0.02)	(0.01)
Dividends from tax-exempt net investment income	(0.24)		(0.46)	(0.46)	(0.44)	(0.43)	(0.50)

Total distributions	(0.24)		(0.46)	(0.46)	(0.44)	(0.45)	(0.51)

Net asset value, end of period	$14.16		$14.00	$14.03	$14.06	$14.27	$14.34

Total return (a)	2.87%		3.14%	3.12%	1.62%	2.73%	3.44%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$5,090,884		$4,653,605	$3,693,513	$2,976,421	$2,509,749	$2,045,981
Average net assets (000 omitted)	$4,921,010		$4,174,406	$3,309,135	$2,752,982	$2,261,248	$1,844,104
Ratio of expenses to average net assets	0.56%	*	0.58%	0.59% (e)	0.61%	0.61%	0.63%
Ratio of net investment income to average net assets	3.39%	*	3.32%	3.29% (e)	3.09%	3.19%	3.58%
Portfolio turnover rate	16%		18%	29%	28%	41%	38%

See Footnote Summary on page 51.

See Notes to Financial Statements.

2008 Semi-Annual Report	47

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	CALIFORNIA MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/08 (UNAUDITED)		YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/05	YEAR ENDED 9/30/04 (d)	YEAR ENDED 9/30/03
Net asset value, beginning of period	$14.18		$14.21	$14.23	$14.38	$14.46	$14.59

Income from investment operations:
Investment income, net†	0.24		0.46	0.45	0.43	0.43	0.47
Net realized and unrealized gain (loss) on investment transactions	0.11		(0.03)	(0.02)	(0.13)	(0.07)	(0.13)

Total from investment operations	0.35		0.43	0.43	0.30	0.36	0.34

Less distributions:
Dividends from taxable net investment income	0		0	0	0	(0.02)	(0.03)
Dividends from tax-exempt net investment income	(0.24)		(0.46)	(0.45)	(0.44)	(0.41)	(0.44)
Distributions from net realized gain on investment transactions	0		0	0	(0.01)	(0.01)	0

Total distributions	(0.24)		(0.46)	(0.45)	(0.45)	(0.44)	(0.47)

Net asset value, end of period	$14.29		$14.18	$14.21	$14.23	$14.38	$14.46

Total return (a)	2.49%		3.12%	3.11%	2.09%	2.55%	2.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,423,521		$1,380,197	$1,194,575	$983,388	$843,206	$685,360
Average net assets (000 omitted)	$1,404,561		$1,294,527	$1,073,155	$898,450	$752,372	$625,249
Ratio of expenses to average net assets	0.61%	*	0.62%	0.63% (e)	0.65%	0.64%	0.66%
Ratio of net investment income to average net assets	3.38%	*	3.27%	3.20% (e)	3.04%	3.01%	3.26%
Portfolio turnover rate	11%		27%	23%	30%	52%	44%

See Footnote Summary on page 51.

See Notes to Financial Statements.

48	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/08 (UNAUDITED)		YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/05	YEAR ENDED 9/30/04 (d)	YEAR ENDED 9/30/03
Net asset value, beginning of period	$13.83		$13.86	$13.91	$14.11	$14.21	$14.23

Income from investment operations:
Investment income, net†	0.24		0.47	0.47	0.46	0.47	0.50
Net realized and unrealized gain (loss) on investment transactions	0.11		(0.03)	(0.05)	(0.20)	(0.10)	(0.02)

Total from investment operations	0.35		0.44	0.42	0.26	0.37	0.48

Less distributions:
Dividends from taxable net investment income	0		0	0	0	(0.01)	(0.01)
Dividends from tax-exempt net investment income	(0.24)		(0.47)	(0.47)	(0.46)	(0.46)	(0.49)

Total distributions	(0.24)		(0.47)	(0.47)	(0.46)	(0.47)	(0.50)

Net asset value, end of period	$13.94		$13.83	$13.86	$13.91	$14.11	$14.21

Total return (a)	2.53%		3.24%	3.09%	1.90%	2.63%	3.45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,827,308		$1,722,790	$1,484,265	$1,274,466	$1,121,213	$1,006,023
Average net assets (000 omitted)	$1,788,318		$1,608,192	$1,364,506	$1,190,723	$1,055,386	$954,250
Ratio of expenses to average net assets	0.61%	*	0.61%	0.62% (e)	0.63%	0.63%	0.65%
Ratio of net investment income to average net assets	3.41%	*	3.42%	3.40% (e)	3.30%	3.31%	3.53%
Portfolio turnover rate	12%		24%	21%	32%	39%	29%

See Footnote Summary on page 51.

See Notes to Financial Statements.

2008 Semi-Annual Report	49

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION PLUS PORTFOLIO SHORT DURATION PLUS CLASS

	SIX MONTHS ENDED 3/31/08 (UNAUDITED)	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06		YEAR ENDED 9/30/05	YEAR ENDED 9/30/04	YEAR ENDED 9/30/03
Net asset value, beginning of period	$12.24	$12.31	$12.39		$12.67	$12.84	$12.78

Income from investment operations:
Investment income, net†	0.25	0.55	0.49		0.37	0.30	0.37
Net realized and unrealized gain (loss) on investment transactions	(0.37)	(0.05)	(0.05)		(0.24)	(0.12)	0.06

Total from investment operations	(0.12)	0.50	0.44		0.13	0.18	0.43

Less distributions:
Dividends from taxable net investment income	(0.26)	(0.57)	(0.52)		(0.40)	(0.33)	(0.37)
Distributions from net realized gain on investment transactions	0	0	0		(0.01)	(0.02)	0

Total distributions	(0.26)	(0.57)	(0.52)		(0.41)	(0.35)	(0.37)

Net asset value, end of period	$11.86	$12.24	$12.31		$12.39	$12.67	$12.84

Total return (a)	(1.00)%	4.15%	3.65%		1.10%	1.37%	3.42%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$325,274	$339,266	$375,908		$398,787	$421,881	$413,100
Average net assets (000 omitted)	$330,269	$355,957	$383,702		$410,072	$411,043	$408,848
Ratio of expenses to average net assets	0.66% *	0.65%	0.66%	(e)	0.68%	0.70%	0.67%
Ratio of expenses to average net assets excluding interest expense	0.66% *	0.65%	0.66%	(e)	0.68%	0.68%	0.66%
Ratio of net investment income to average net assets	4.08% *	4.52%	4.00%	(e)	2.97%	2.39%	2.89%
Portfolio turnover rate	46%	127%	157%		220%	359%	286%

See Footnote Summary on page 51.

See Notes to Financial Statements.

50	Sanford C. Bernstein Fund, Inc.

*	Annualized.
†	Based on average shares outstanding.
(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(b)	This reflects the return to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the applicable portfolio transaction fee. Effective May 2, 2005 the portfolio transaction fee payable when shares of the Portfolio are purchased or sold was reduced from 2.00% to 1.00% Total return to a shareholder for the six months ended March 31, 2008 and the years ending September 30, 2007, September 30, 2006, September 30, 2005, September 30, 2004, and September 30, 2003, without taking into account these transaction fees would have been (8.42)%, 53.46%, 16.21%, 53.35%, 40.22%, and 53.28%, respectively.
(c)	Amount is less than .005.
(d)	As of October 1, 2003, the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to October 1, 2003, these interim payments were reflected within interest income in the Statement of Operations. For the year ended September 30, 2004, the effect of this change was to increase net investment income and decrease net realized and unrealized gain (loss) on investment transaction per share by less than $0.01 for Short Duration Diversified, Short Duration California, Short Duration New York, Diversified Municipal, California Municipal and New York Municipal Class. The effect on the ratio of the net investments income per share was as follows:

YEAR ENDED 9/30/04
Short Duration Diversified	0.03%
Short Duration California	0.00%
Short Duration New York	0.01%
Diversified Municipal Class	0.01%
California Municipal Class	0.00%
New York Municipal Class	0.01%

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

See Notes to Financial Statements.

2008 Semi-Annual Report	51

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund currently comprises 12 portfolios (“SCB Portfolios”), each with its own investment objectives. There are three international equity portfolios, Tax-Managed International, International and Emerging Markets, and nine fixed-income portfolios, Intermediate Duration, Short Duration Plus, U.S. Government Short Duration, Short Duration Diversified Municipal, Short Duration California Municipal, Short Duration New York Municipal, Diversified Municipal, California Municipal and New York Municipal.

Effective February 1, 2002, each of the Diversified Municipal Portfolio, California Municipal Portfolio and New York Municipal Portfolio (collectively, Bernstein “Intermediate Municipal Portfolios”) commenced offering of AllianceBernstein Intermediate Municipal Class A, Class B and Class C Shares (collectively, “Intermediate Municipal Retail Classes”) in addition to the existing share class of the Intermediate Municipal Portfolios (each, a “Municipal Class”). Effective May 21, 2003, the Short Duration Plus Portfolio commenced offering of AllianceBernstein Short Duration Class A, Class B and Class C Shares (collectively, “Short Duration Retail Classes”) in addition to the existing Short Duration Plus Class shares. Effective January 30, 2004, the Tax-Managed International and International Portfolios commenced distribution of AllianceBernstein Tax-Managed International and AllianceBernstein International Class A, Class B and Class C Shares (collectively, “International Retail Classes”) in addition to the existing Tax-Managed International and International Class Shares, respectively. Collectively, the Intermediate Retail Classes, Short Duration Retail Classes and International Retail Classes are the “Retail Classes.” The financial highlights of the Retail Classes are presented in separate financial reports. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter markets, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein, L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In

52	Sanford C. Bernstein Fund, Inc.

addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 12:00 p.m., Eastern time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Tax-Managed International Portfolio, International Portfolio, Emerging Markets Portfolio and Intermediate Duration Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

C.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

D.	Futures Contracts

Upon entering into a futures contract, a Portfolio is required to deposit cash or to pledge securities and maintain as collateral an initial margin with the broker equal to a certain percentage of the purchase price indicated in the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the market value of the underlying index or security, are made or received by the Portfolio each day (daily variation margin) or at other intervals as is required. The aggregate of these payments or receipts through the expiration of the futures contract is recorded for book purposes as unrealized gains or losses by the Portfolio. If the Portfolio enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed.

E.	Written Options

When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as an asset and a corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the option. When a call option is exercised, a Portfolio realizes a gain or loss on the underlying security, with the proceeds from the security sale increased by the amount of the option premium received. When a put option is exercised, the cost basis of the security purchased by a Portfolio is reduced by the option premium received. For the six months ended March 31, 2008, the Portfolios had no transactions in written options.

2008 Semi-Annual Report	53

Notes to Financial Statements (continued)

F.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

G.	Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

H.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value. Each Portfolio segregates cash and/or marketable securities at least equal in value to its purchase commitment for when-issued or delayed-delivery securities, and segregates portfolio securities on a delayed-delivery basis.

I.	Distribution of Income and Gains

Net investment income of each Portfolio except the Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Dividends from net investment income, if any, of the Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying financial statements. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

J.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

K.	Portfolio Transaction Fee

The Emerging Markets Portfolio imposes a 1.00% fee on purchases and redemptions. This fee is retained by the Portfolio and is included in the financial statements as a component of additional paid-in capital.

54	Sanford C. Bernstein Fund, Inc.

L.	Securities Lending

Each Portfolio may enter into securities lending transactions. By lending its portfolio securities, a Portfolio attempts to increase its income through the interest earned on the loan. It is the policy of each Portfolio to receive collateral consisting of cash or U.S. Government securities in an amount at least equal to the value of the securities loaned. Under the terms of the securities lending agreement, security voting rights pass to the borrower, although the Portfolio can at will terminate a loan and regain the right to vote. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that collateral levels are maintained. Cash collateral received is invested by the securities lending agent in liquid short-term investments such as repurchase agreements and overnight time deposits pursuant to investment guidelines set forth by the Fund. Cash collateral received is recorded as an asset as well as a corresponding liability in the statements of assets and liabilities. At March 31, 2008, the International Portfolio had securities on loan with a value of $26,017,000 and had received collateral of $31,855,303 of which $13,492,000 was cash collateral and $18,363,303 was collateral in the form of U.S. Government securities. The International Portfolio earned $396,354 from securities lending transactions for the six months ended March 31, 2008. The amount is reflected in the statements of operations as a component of interest income.

M.	Swap Agreements

Each Portfolio may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolios consider the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of October 1, 2003, the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Portfolios accrue for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statements of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statements of operations. Prior to October 1, 2003, these interim payments were reflected within interest income/expense in the statements of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

Each Portfolio may enter into credit default swaps. The Portfolios may purchase credit protection on the referenced obligation of the credit default swap (“Buy Contract”) or provide credit protection on the referenced obligation of the credit default swap (“Sale Contract”). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Portfolio to buy/(sell) from/(to) the counterparty at the notional amount (the “Notional Amount”) and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract (“Maximum Payout Amount”). During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statements of assets and liabilities.

Credit default swaps may involve greater risks than if the Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if the Portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Portfolio.

N.	Reverse Repurchase Agreements

Under a reverse repurchase agreement, a Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time a Portfolio enters into a reverse repurchase agreement, it will establish a segregated

2008 Semi-Annual Report	55

Notes to Financial Statements (continued)

account with the custodian containing liquid assets having a value at least equal to the repurchase price. At March 31, 2008, the Fund had not entered into any reverse repurchase agreements.

O.	Mortgage-Backed Dollar Rolls

The Intermediate Duration Portfolio, the U.S. Government Short Duration Portfolio and the Short Duration Plus Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and such Portfolio’s simultaneously contracting to repurchase similar securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. In consideration for entering into the commitment to repurchase the Portfolios are compensated by “fee income”, which is received when the Portfolios enter into the commitment. Such fee income is recorded as deferred income and accrued by each Portfolio over the roll period. Dollar rolls involve the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolios.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

Each of the Portfolios of Sanford C. Bernstein Fund, Inc. pays the Adviser an investment management fee, based on the annual rate, for such services as follows.

	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
FIRST $1 BILLION		NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Tax-Managed International Portfolio	0.925%	0.850%	0.800%	0.750%	0.650%	0.600%

		FIRST $1 BILLION	NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
International Portfolio		0.925%	0.850%	0.800%	0.750%	0.650%

		FIRST $1 BILLION	NEXT $1 BILLION	NEXT $1 BILLION	NEXT $3 BILLION	THEREAFTER
Emerging Markets Portfolio		1.175%	1.050%	1.000%	0.900%	0.850%

		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Intermediate Duration Portfolio		0.500%	0.450%	0.400%	0.350%	0.300%

			FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
New York Municipal, California Municipal and Diversified Municipal Portfolios			0.500%	0.450%	0.400%	0.350%

					FIRST $750 MILLION	THEREAFTER
Short Duration California Municipal, Short Duration Diversified Municipal, Short Duration New York Municipal, U.S. Government Short Duration and Short Duration Plus Portfolios					0.450%	0.400%

56	Sanford C. Bernstein Fund, Inc.

Prior to November 1, 2007 each of the Portfolios paid the Adviser an investment management fee, based on the annual rate, for such services as follows:

	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
FIRST $1 BILLION		NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Tax-Managed International and International Portfolios	0.925%	0.850%	0.800%	0.750%	0.650%

		FIRST $1 BILLION	NEXT $1 BILLION	NEXT $1 BILLION	THEREAFTER
Emerging Markets Portfolio		1.175%	1.050%	1.000%	0.900%

		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
New York Municipal, California Municipal, Diversified Municipal and Intermediate Duration Portfolios		0.500%	0.450%	0.400%	0.350%

				FIRST $750 MILLION	THEREAFTER
Short Duration California Municipal, Short Duration Diversified Municipal and Short Duration New York Municipal Portfolios				0.450%	0.400%

			FIRST $250 MILLION	NEXT $500 MILLION	THEREAFTER
U.S. Government Short Duration and Short Duration Plus Portfolios			0.500%	0.450%	0.400%

During the six months ended March 31, 2008, the Adviser reimbursed the Emerging Markets Portfolio $226,581 for trading losses incurred due to trade entry errors. During the year ended September 30, 2007, the Adviser reimbursed the Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio $445, $237,063 and $216,481, respectively, for trading losses incurred due to trade entry errors.

B.	Shareholder Servicing Fee; Transfer Agency Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. The Shareholder Servicing Agreement does not apply to the Retail Classes. Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein Fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio except the Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio to the Adviser for services is .10 of 1% of the average daily net assets of each Portfolio during the month, and the fee paid by the Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio for services is .25 of 1% of the average daily net assets of each Portfolio during the month.

Under a Transfer Agency Agreement between the Sanford C. Bernstein Fund, Inc., on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the six months ended March 31, 2008, the compensation retained by ABIS amounted to: Tax-Managed International Portfolio, $2,527; International Portfolio, $21,820; Diversified Municipal Portfolio, $11,451; California Municipal Portfolio, $9,000; New York Municipal Portfolio, $9,000; and Short Duration Plus Portfolio, $15,611. During the period, ABIS

2008 Semi-Annual Report	57

Notes to Financial Statements (continued)

voluntarily agreed to waive a portion of its fees for such services for the Tax-Managed International Portfolio. Such waiver amounted to $8,876, for the six months ended March 31, 2008.

For the six months ended March 31, 2008, the expenses for the Retail Classes of the Tax-Managed International Portfolio, International Portfolio, Diversified Municipal Portfolio, California Municipal Portfolio, New York Municipal Portfolio and Short Duration Plus Portfolio were reduced under an expense offset arrangement with ABIS by $276, $2,211, $913, $387, $688 and $1,351, respectively.

C.	Distribution Arrangements—the Funds Except the Retail Classes

Under the Distribution Agreement of the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the 12 Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Distribution Arrangements—the Retail Classes Only

The Retail Classes of the Tax-Managed International Portfolio and International Portfolio, the Intermediate Municipal Portfolios, and the Short Duration Plus Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a whollyowned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A Shares, 1% of the Class B and Class C Shares, and .50 of 1% of the Class R Shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has incurred expenses in excess of the distribution costs reimbursed by each of the Retail Classes as follows:

	TAX-MANAGED INTERNATIONAL	INTERNATIONAL	DIVERSIFIED MUNICIPAL	CALIFORNIA MUNICIPAL	NEW YORK MUNICIPAL	SHORT DURATION PLUS
Class B	$215,116	$22,228	$593,257	$576,942	$875,170	$198,944
Class C	995,079	1,144,042	1,639,625	893,799	1,246,928	693,449

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E.	Other Transactions with Affiliates

Class A Shares of the Retail Classes are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B Shares of the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Class B Shares of the Tax-Managed International Portfolio and the International Portfolio are currently sold with a contingent deferred sales charge that declines from 4% to zero depending on the period of time the shares are held. Class B Shares will automatically convert to Class A Shares six years after the end of the calendar month of purchase for the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio, and eight years after the end of the calendar month of purchase for the Tax-Managed International Portfolio and the International Portfolio. Class C Shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R Shares are not currently being offered but would be sold without an initial or contingent deferred sales charge and would be offered to certain group retirement plans.

58	Sanford C. Bernstein Fund, Inc.

AllianceBernstein Investments, Inc., has advised Sanford C. Bernstein Fund, Inc., that it has retained front-end sales charges from sales of Class A Shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B, and Class C Shares for the six months ended March 31, 2008, as follows:

PORTFOLIO	FRONT-END SALES CHARGES CLASS A	CONTINGENT DEFERRED SALES CHARGES
		CLASS A	CLASS B	CLASS C
Tax-Managed International	$489	$0	$70	$228
International	2,193	6,074	2,859	2,157
Diversified Municipal	1,013	0	308	123
California Municipal	966	0	365	0
New York Municipal	734	177	2,518	59
Short Duration Plus	686	810	1,854	3,169

For the six months ended March 31, 2008, none of the Portfolios paid brokerage commissions to Sanford C. Bernstein & Co., LLC and the Tax-Managed International Portfolio paid commissions to Sanford C. Bernstein & Co., Ltd., in the amount of $51,006.

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the period from October 1, 2007 through March 31, 2008, the Portfolios had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
Tax-Managed International	$3,077,518,876	$0	$2,968,730,752	$0
International	1,179,951,298	0	1,123,387,884	0
Emerging Markets	823,644,150	0	982,133,989	0
Intermediate Duration	1,295,156,618	2,266,286,188	702,181,258	2,722,619,723
U.S. Government Short Duration	4,532,402	50,242,303	4,346,768	43,305,162
Short Duration Diversified Municipal	129,539,235	0	92,782,113	0
Short Duration California Municipal	57,290,574	0	39,891,562	0
Short Duration New York Municipal	70,136,201	0	47,091,989	0
Diversified Municipal	1,091,086,157	0	786,734,164	0
California Municipal	224,435,412	0	160,535,107	0
New York Municipal	278,507,969	0	210,952,387	0
Short Duration Plus	91,715,449	70,676,360	87,273,238	109,903,289

2008 Semi-Annual Report	59

Notes to Financial Statements (continued)

B.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2008 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2007 and September 30, 2006 were as follows:

	2007	2006
Tax-Managed International
Distributions paid from:
Ordinary income	$143,559,477	$108,857,259
Net long-term capital gains	864,363,924	320,921,115

Total distributions paid	$1,007,923,401	$429,778,374

International
Distributions paid from:
Ordinary income	$67,882,580	$37,507,967
Net long-term capital gains	427,641,169	0

Total distributions paid	$495,523,749	$37,507,967

Emerging Markets
Distributions paid from:
Ordinary income	$60,553,205	$41,969,921
Net long-term capital gains	304,193,927	387,667,395

Total distributions paid	$364,747,132	$429,637,316

Intermediate Duration
Distributions paid from:
Ordinary income	$214,388,415	$169,748,351
Net long-term capital gains	0	927,234

Total distributions paid	$214,388,415	$170,675,585

U.S. Government Short Duration
Distributions paid from:
Ordinary income	$3,406,785	$2,873,636

Total distributions paid	$3,406,785	$2,873,636

Short Duration Diversified Municipal
Distributions paid from:
Ordinary income	$38,011	$149,405

Total taxable distributions paid	38,011	149,405
Tax exempt distributions	6,514,566	6,024,340

Total distributions paid	$6,552,577	$6,173,745

Short Duration California Municipal
Distributions paid from:
Ordinary income	$21,658	$20,519

Total taxable distributions paid	21,658	20,519
Tax exempt distributions	2,185,148	1,595,160

Total distributions paid	$2,206,806	$1,615,679

60	Sanford C. Bernstein Fund, Inc.

	2007	2006
Short Duration New York Municipal
Distributions paid from:
Ordinary income	$4,131	$65,833
Total taxable distributions paid	4,131	65,833
Tax exempt distributions	3,234,129	2,842,601

Total distributions paid	$3,238,260	$2,908,434

Diversified Municipal
Distributions paid from:
Ordinary income	$687,927	$1,632,555
Total taxable distributions paid	687,927	1,632,555
Tax exempt distributions	140,196,093	111,739,314

Total distributions paid	$140,884,020	$113,371,869

California Municipal
Distributions paid from:
Ordinary income	$174,797	$424,328
Total taxable distributions paid	174,797	424,328
Tax exempt distributions	43,369,070	35,843,057

Total distributions paid	$43,543,867	$36,267,385

New York Municipal
Distributions paid from:
Ordinary income	$290,018	$617,126
Total taxable distributions paid	290,018	617,126
Tax exempt distributions	56,590,940	48,752,977

Total distributions paid	$56,880,958	$49,370,103

Short Duration Plus
Distributions paid from:
Ordinary income	$19,148,311	$19,010,130

Total distributions paid	$19,148,311	$19,010,130

As of September 30, 2007, the components of accumulated earnings/(deficits) on a tax basis were as follows:

	ORDINARY INCOME		LONG-TERM CAPITAL GAINS	ACCUMULATED CAPITAL AND OTHER GAINS (LOSSES)(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
Tax-Managed International	$135,672,658		$953,494,425	$0	$2,412,744,614	$3,501,911,697
International	64,412,819		429,043,061	0	962,760,678	1,456,216,558
Emerging Markets	100,025,706		453,099,237	0	1,136,822,247	1,689,947,190
Intermediate Duration	15,411,892		0	(23,073,381)	(26,098,449)	(33,759,938)
U.S. Government Short Duration	141,955		0	(2,479,098)	315,129	(2,022,014)
Short Duration Diversified Municipal	182,344	(a)	0	(1,790,272)	83,186	(1,524,742)
Short Duration California Municipal	43,649	(a)	0	(453,424)	168,086	(241,689)
Short Duration New York Municipal	94,389	(a)	0	(1,210,039)	317,378	(798,272)
Diversified Municipal	4,303,456	(a)	0	(8,500,938)	39,447,932	35,250,450

2008 Semi-Annual Report	61

Notes to Financial Statements (continued)

	ORDINARY INCOME		LONG-TERM CAPITAL GAINS	ACCUMULATED CAPITAL AND OTHER GAINS (LOSSES)(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
California Municipal	1,139,237	(a)	$0	$(2,139,362)	$15,038,052	$14,037,927
New York Municipal	1,645,869	(a)	0	(344,785)	18,417,951	19,719,035
Short Duration Plus	74,380		0	(14,108,980)	(5,543,396)	(19,577,996)

(a)	Includes tax exempt income as shown below:

Short Duration Diversified Municipal	$182,344
Short Duration California Municipal	43,649
Short Duration New York Municipal	94,389
Diversified Municipal	4,303,456
California Municipal	1,139,237
New York Municipal	1,645,869

(b)	At September 30, 2007, the following Portfolios had capital loss carryforwards as shown below:

	CAPITAL LOSS CARRYFORWARD AMOUNT	EXPIRATION
Intermediate Duration	$8,567,961	9/30/14
Intermediate Duration	14,505,420	9/30/15
U.S. Government Short Duration	772,540	9/30/13
U.S. Government Short Duration	837,119	9/30/14
U.S. Government Short Duration	869,439	9/30/15
Short Duration Diversified Municipal	235,136	9/30/13
Short Duration Diversified Municipal	985,550	9/30/14
Short Duration Diversified Municipal	569,586	9/30/15
Short Duration California Municipal	53,282	9/30/13
Short Duration California Municipal	255,891	9/30/14
Short Duration California Municipal	144,251	9/30/15
Short Duration New York Municipal	467,595	9/30/09
Short Duration New York Municipal	69,293	9/30/11
Short Duration New York Municipal	601,536	9/30/14
Short Duration New York Municipal	71,615	9/30/15
Diversified Municipal	1,541,518	9/30/09
Diversified Municipal	4,051,615	9/30/13
Diversified Municipal	999,251	9/30/14
Diversified Municipal	1,908,554	9/30/15
California Municipal	2,120,075	9/30/13
California Municipal	19,287	9/30/15
New York Municipal	344,785	9/30/09
Short Duration Plus	3,594,854	9/30/13
Short Duration Plus	6,491,604	9/30/14
Short Duration Plus	4,022,522	9/30/15

62	Sanford C. Bernstein Fund, Inc.

(c)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and straddles, swap income (loss) accrual, and mark to market on forward contracts and passive foreign investment companies (PFIC’s).

(d)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to post-October loss deferrals.

At September 30, 2007, the following Portfolios had post-October capital and currency loss deferrals as shown below.

For tax purposes, these losses are deemed to arise on October 1, 2007:

	POST-OCTOBER CAPITAL LOSS DEFERRAL	POST-OCTOBER FOREIGN CURRENCY LOSS DEFERRAL
Tax-Managed International	$0	$0
International	0	812,936
Emerging Markets	0	1,318,797
Intermediate Duration	0	0
U.S. Government Short Duration	130,348	0
Short Duration Diversified Municipal	268,463	0
Short Duration California Municipal	10,922	0
Short Duration New York Municipal	16,825	0
Diversified Municipal	545,879	0
California Municipal	1,275,441	0
New York Municipal	1,327,607	0
Short Duration Plus	50,869	0

During the year ended September 30, 2007, capital loss carryforwards were utilized by the Portfolios as shown below:

CAPITAL LOSS CARRYFORWARD UTILIZED
New York Municipal	$386,635

NOTE 4.	Risks Involved in Investing in the Portfolios

Emerging Markets and International Portfolios—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. In addition, national policies may restrict investment opportunities.

In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

Fixed Income Portfolios—Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

2008 Semi-Annual Report	63

Notes to Financial Statements (continued)

Concentration of Credit Risk—The two California Municipal Portfolios and two New York Municipal Portfolios invest primarily in securities issued by the State of California and New York, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote.

NOTE 5.	Risks Involved in Futures and Foreign Currency Contracts

Portfolios may purchase or sell financial futures contracts for the purpose of hedging their portfolios against adverse effects of anticipated movements in the market. Financial futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. dollars of a foreign currency. The contract amounts reflect the extent of each Portfolio’s involvement in these financial instruments. To the extent that the Fund enters into short futures, losses may be unlimited. A Portfolio’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund’s activities in futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks.

The Short Duration Plus Portfolio, Intermediate Duration Portfolio, Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio may enter into forward currency exchange contracts in order to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings. Foreign currency contracts involve elements of market risk in excess of the amount reflected in the statements of assets and liabilities. A Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the foreign currency contract. In addition, a Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

NOTE 6.	Capital-Share Transactions

As of March 31, 2008, the Sanford C. Bernstein Fund, Inc., has authorized 8.4 billion shares of common stock, par value $0.001 per share, of which 8.1 billion are divided into 12 Portfolios. It has allocated 1.2 billion to the Tax-Managed International Portfolio of which 600 million is allocated to the Tax-Managed International Class Shares and 200 million to each of the three retail classes of shares; 600 million to the Intermediate Duration Portfolio; 1.4 billion to the International Portfolio of which 600 million is allocated to the International Class Shares, 200 million to each of the three retail classes of shares and 200 million to the retirement class of shares (which is not currently being offered); 1.6 billion to the Diversified Municipal Portfolio, divided evenly into four classes; 200 million each to the Emerging Markets Portfolio and the U.S. Government Short Duration Portfolio; 800 million each to the California Municipal Portfolio and New York Municipal Portfolio, divided evenly into four classes; 1 billion to the Short Duration Plus Portfolio, 200 million each to the four classes and 200 million to the retirement class of shares (which is not currently being offered); and 100 million each to the Short Duration Diversified Municipal Portfolio, Short Duration California Municipal Portfolio, and Short Duration New York Municipal Portfolio. Share transactions for each Portfolio for the six months ended March 31, 2008 and the year ended September 30, 2007, were as follows:

64	Sanford C. Bernstein Fund, Inc.

	TAX-MANAGED INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/08 (UNAUDITED)	YEAR ENDED 9/30/07	SIX MONTHS ENDED 3/31/08 (UNAUDITED)	YEAR ENDED 9/30/07
Tax-Managed International Class Shares
Shares sold	27,325,631	50,053,228	$668,340,634	$1,375,691,909
Shares issued to shareholders on reinvestment of dividends and distributions	38,760,847	32,867,600	981,812,973	854,229,426
Shares redeemed	(20,287,675)	(38,916,688)	(502,685,344)	(1,078,509,208)

Net increase	45,798,803	44,004,140	1,147,468,263	1,151,412,127
Beginning of period	320,215,614	276,211,474	5,992,434,308	4,841,022,181

End of period	366,014,417	320,215,614	$7,139,902,571	$5,992,434,308

Tax-Managed International Class A Shares
Shares sold	66,410	149,877	$1,659,158	$4,168,641
Shares issued to shareholders on reinvestment of dividends and distributions	32,583	17,282	819,132	446,560
Shares converted from Class B	826	1,581	18,783	44,840
Shares redeemed	(99,055)	(43,654)	(2,349,417)	(1,186,181)

Net increase	764	125,086	147,656	3,473,860
Beginning of period	248,700	123,614	6,154,297	2,680,437

End of period	249,464	248,700	$6,301,953	$6,154,297

Tax-Managed International Class B Shares
Shares sold	4,886	8,600	$125,721	$233,299
Shares issued to shareholders on reinvestment of dividends and distributions	1,651	2,079	40,866	53,078
Shares converted to Class A	(840)	(1,606)	(18,783)	(44,840)
Shares redeemed	(1,137)	(8,141)	(25,485)	(216,413)

Net increase	4,560	932	122,319	25,124
Beginning of period	22,372	21,440	535,173	510,049

End of period	26,932	22,372	$657,492	$535,173

Tax-Managed International Class C Shares
Shares sold	29,442	80,287	$699,776	$2,188,914
Shares issued to shareholders on reinvestment of dividends and distributions	9,360	13,087	231,573	333,834
Shares redeemed	(20,252)	(21,040)	(473,958)	(580,703)

Net increase	18,550	72,334	457,391	1,942,045
Beginning of period	165,167	92,833	4,217,094	2,275,049

End of period	183,717	165,167	$4,674,485	$4,217,094

2008 Semi-Annual Report	65

Notes to Financial Statements (continued)

	INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/08 (UNAUDITED)	YEAR ENDED 9/30/07	SIX MONTHS ENDED 3/31/08 (UNAUDITED)	YEAR ENDED 9/30/07
International Class Shares
Shares sold	12,869,840	23,779,209	$323,457,447	$650,524,360
Shares issued to shareholders on reinvestment of dividends and distributions	20,129,548	18,910,840	508,472,379	485,062,963
Shares redeemed	(11,319,202)	(20,862,748)	(284,031,677)	(573,189,338)

Net increase	21,680,186	21,827,301	547,898,149	562,397,985
Beginning of period	146,894,458	125,067,157	2,878,479,176	2,316,081,191

End of period	168,574,644	146,894,458	$3,426,377,325	$2,878,479,176

International Class A Shares
Shares sold	644,040	637,589	$15,146,929	$17,359,414
Shares issued to shareholders on reinvestment of dividends and distributions	184,339	180,038	4,626,894	4,592,765
Shares converted from Class B	14,953	32,631	365,356	890,529
Shares redeemed	(526,782)	(426,027)	(13,433,747)	(11,565,679)

Net increase	316,550	424,231	6,705,432	11,277,029
Beginning of period	1,705,567	1,281,336	38,213,433	26,936,404

End of period	2,022,117	1,705,567	$44,918,865	$38,213,433

International Class B Shares
Shares sold	23,809	72,041	$616,358	$1,940,158
Shares issued to shareholders on reinvestment of dividends and distributions	21,833	25,688	542,548	650,164
Shares converted to Class A	(15,134)	(33,001)	(365,356)	(890,529)
Shares redeemed	(27,090)	(36,430)	(631,790)	(972,085)

Net increase	3,418	28,298	161,760	727,708
Beginning of period	202,633	174,335	4,471,320	3,743,612

End of period	206,051	202,633	$4,633,080	$4,471,320

International Class C Shares
Shares sold	153,116	452,741	$3,830,041	$12,181,199
Shares issued to shareholders on reinvestment of dividends and distributions	95,398	91,958	2,372,554	2,328,355
Shares redeemed	(135,618)	(122,248)	(3,271,053)	(3,282,039)

Net increase	112,896	422,451	2,931,542	11,227,515
Beginning of period	1,020,025	597,574	23,774,354	12,546,839

End of period	1,132,921	1,020,025	$26,705,896	$23,774,354

66	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO		INTERMEDIATE DURATION PORTFOLIO

	SIX MONTHS ENDED 3/31/08 (UNAUDITED)	YEAR ENDED 9/30/07	SIX MONTHS ENDED 3/31/08 (UNAUDITED)	YEAR ENDED 9/30/07
Shares sold	5,230,430	10,777,514	44,540,418	103,540,475
Shares issued to shareholders on reinvestment of dividends and distributions	14,941,824	8,825,494	1,650,359	2,411,589
Shares redeemed	(7,411,512)	(11,123,908)	(29,352,641)	(35,581,404)

Net increase in shares outstanding	12,760,742	8,479,100	16,838,136	70,370,660
Shares outstanding at beginning of period	63,808,899	55,329,799	386,061,860	315,691,200

Shares outstanding at end of period	76,569,641	63,808,899	402,899,996	386,061,860

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO		SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/08 (UNAUDITED)	YEAR ENDED 9/30/07	SIX MONTHS ENDED 3/31/08 (UNAUDITED)	YEAR ENDED 9/30/07
Shares sold	1,904,035	2,250,643	9,964,108	14,616,196
Shares issued to shareholders on reinvestment of dividends	76,659	160,208	176,533	227,134
Shares redeemed	(829,257)	(2,889,989)	(6,255,142)	(11,502,749)

Net increase (decrease) in shares outstanding	1,151,437	(479,138)	3,885,499	3,340,581
Shares outstanding at beginning of period	6,510,105	6,989,243	20,114,600	16,774,019

Shares outstanding at end of period	7,661,542	6,510,105	24,000,099	20,114,600

	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO		SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/08 (UNAUDITED)	YEAR ENDED 9/30/07	SIX MONTHS ENDED 3/31/08 (UNAUDITED)	YEAR ENDED 9/30/07
Shares sold	3,947,770	8,264,374	4,812,053	5,740,871
Shares issued to shareholders on reinvestment of dividends	61,857	99,335	81,103	124,144
Shares redeemed	(2,438,532)	(8,008,079)	(3,105,151)	(5,223,664)

Net increase in shares outstanding	1,571,095	355,630	1,788,005	641,351
Shares outstanding at beginning of period	6,414,547	6,058,917	8,939,375	8,298,024

Shares outstanding at end of period	7,985,642	6,414,547	10,727,380	8,939,375

2008 Semi-Annual Report	67

Notes to Financial Statements (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/08 (UNAUDITED)	YEAR ENDED 9/30/07	SIX MONTHS ENDED 3/31/08 (UNAUDITED)	YEAR ENDED 9/30/07
Municipal Class Shares
Shares sold	51,855,712	110,685,733	$732,823,172	$1,543,697,450
Shares issued to shareholders on reinvestment of dividends	811,930	1,358,008	11,485,601	18,932,500
Shares redeemed	(25,444,923)	(42,968,992)	(359,997,987)	(599,252,089)

Net increase	27,222,719	69,074,749	384,310,786	963,377,861
Beginning of period	332,371,801	263,297,052	4,620,098,878	3,656,721,017

End of period	359,594,520	332,371,801	$5,004,409,664	$4,620,098,878

Intermediate Municipal Class A Shares
Shares sold	473,059	300,653	$6,704,202	$4,203,832
Shares issued to shareholders on reinvestment of dividends	23,244	63,437	328,786	851,094
Shares converted from Class B	190,520	156,427	2,691,202	2,181,209
Shares redeemed	(412,185)	(2,917,683)	(5,853,774)	(40,800,036)

Net increase (decrease)	274,638	(2,397,166)	3,870,416	(33,563,901)
Beginning of period	2,168,991	4,566,157	31,722,779	65,286,680

End of period	2,443,629	2,168,991	$35,593,195	$31,722,779

Intermediate Municipal Class B Shares
Shares sold	19,879	7,855	$281,675	$109,510
Shares issued to shareholders on reinvestment of dividends	13,243	34,548	187,311	435,169
Shares converted to Class A	(190,500)	(156,418)	(2,691,202)	(2,181,209)
Shares redeemed	(244,229)	(928,685)	(3,450,858)	(12,934,566)

Net decrease	(401,607)	(1,042,700)	(5,673,074)	(14,571,096)
Beginning of period	1,695,602	2,738,302	24,636,159	39,207,255

End of period	1,293,995	1,695,602	$18,963,085	$24,636,159

Intermediate Municipal Class C Shares
Shares sold	91,678	64,210	$1,300,615	$895,190
Shares issued to shareholders on reinvestment of dividends	12,948	41,190	183,192	550,497
Shares redeemed	(278,656)	(867,371)	(3,932,918)	(12,094,313)

Net decrease	(174,030)	(761,971)	(2,449,111)	(10,648,626)
Beginning of period	2,560,541	3,322,512	36,998,574	47,647,200

End of period	2,386,511	2,560,541	$34,549,463	$36,998,574

68	Sanford C. Bernstein Fund, Inc.

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/08 (UNAUDITED)	YEAR ENDED 9/30/07	SIX MONTHS ENDED 3/31/08 (UNAUDITED)	YEAR ENDED 9/30/07
Municipal Class Shares
Shares sold	10,900,288	29,405,915	$155,949,927	$415,427,876
Shares issued to shareholders on reinvestment of dividends	223,905	437,950	3,204,523	6,186,908
Shares redeemed	(8,818,077)	(16,596,295)	(126,163,081)	(234,375,616)

Net increase	2,306,116	13,247,570	32,991,369	187,239,168
Beginning of period	97,340,935	84,093,365	1,367,136,699	1,179,897,531

End of period	99,647,051	97,340,935	$1,400,128,068	$1,367,136,699

Intermediate Municipal Class A Shares
Shares sold	1,039,567	100,235	$14,839,978	$1,417,511
Shares issued to shareholders on reinvestment of dividends	16,652	25,390	238,162	339,207
Shares converted from Class B	46,205	34,998	658,924	494,250
Shares redeemed	(514,514)	(614,416)	(7,348,848)	(8,662,303)

Net increase (decrease)	587,910	(453,793)	8,388,216	(6,411,335)
Beginning of period	1,422,178	1,875,971	20,833,550	27,244,885

End of period	2,010,088	1,422,178	$29,221,766	$20,833,550

Intermediate Municipal Class B Shares
Shares sold	9,406	19,301	$133,917	$271,332
Shares issued to shareholders on reinvestment of dividends	6,781	14,318	97,028	190,785
Shares converted to Class A	(46,173)	(34,997)	(658,924)	(494,250)
Shares redeemed	(70,085)	(399,696)	(1,000,809)	(5,637,880)

Net decrease	(100,071)	(401,074)	(1,428,788)	(5,670,013)
Beginning of period	725,910	1,126,984	10,738,241	16,408,254

End of period	625,839	725,910	$9,309,453	$10,738,241

Intermediate Municipal Class C Shares
Shares sold	92,380	32,126	$1,319,064	$450,852
Shares issued to shareholders on reinvestment of dividends	9,079	18,254	129,878	250,157
Shares redeemed	(142,788)	(403,649)	(2,048,815)	(5,707,077)

Net decrease	(41,329)	(353,269)	(599,873)	(5,006,068)
Beginning of period	1,213,345	1,566,614	17,676,621	22,682,689

End of period	1,172,016	1,213,345	$17,076,748	$17,676,621

2008 Semi-Annual Report	69

Notes to Financial Statements (continued)

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/08 (UNAUDITED)	YEAR ENDED 9/30/07	SIX MONTHS ENDED 3/31/08 (UNAUDITED)	YEAR ENDED 9/30/07
Municipal Class Shares
Shares sold	16,472,063	34,662,099	$229,916,358	$477,539,493
Shares issued to shareholders on reinvestment of dividends	415,875	781,263	5,805,949	10,762,216
Shares redeemed	(10,382,291)	(18,018,267)	(144,877,478)	(248,289,710)

Net increase	6,505,647	17,425,095	90,844,829	240,011,999
Beginning of period	124,534,461	107,109,366	1,703,269,109	1,463,257,110

End of period	131,040,108	124,534,461	$1,794,113,938	$1,703,269,109

Intermediate Municipal Class A Shares
Shares sold	99,165	249,858	$1,391,228	$3,428,114
Shares issued to shareholders on reinvestment of dividends	22,419	51,904	312,770	700,945
Shares converted from Class B	65,977	28,511	918,804	391,485
Shares redeemed	(107,742)	(870,196)	(1,499,845)	(11,969,175)

Net increase (decrease)	79,819	(539,923)	1,122,957	(7,448,631)
Beginning of period	1,946,292	2,486,215	27,720,296	35,168,927

End of period	2,026,111	1,946,292	$28,843,253	$27,720,296

Intermediate Municipal Class B Shares
Shares sold	8,536	20,468	$119,604	$281,292
Shares issued to shareholders on reinvestment of dividends	13,669	35,652	190,604	486,592
Shares converted to Class A	(66,013)	(28,517)	(918,804)	(391,485)
Shares redeemed	(252,098)	(780,640)	(3,514,875)	(10,745,360)

Net decrease	(295,906)	(753,037)	(4,123,471)	(10,368,961)
Beginning of period	1,543,752	2,296,789	22,314,275	32,683,236

End of period	1,247,846	1,543,752	$18,190,804	$22,314,275

Intermediate Municipal Class C Shares
Shares sold	86,831	41,028	$1,207,099	$565,836
Shares issued to shareholders on reinvestment of dividends	6,678	25,502	93,179	348,053
Shares redeemed	(88,191)	(438,418)	(1,228,350)	(6,050,409)

Net increase (decrease)	5,318	(371,888)	71,928	(5,136,520)
Beginning of period	1,251,002	1,622,890	18,291,397	23,427,917

End of period	1,256,320	1,251,002	$18,363,325	$18,291,397

70	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/08 (UNAUDITED)	YEAR ENDED 9/30/07	SIX MONTHS ENDED 3/31/08 (UNAUDITED)	YEAR ENDED 9/30/07
Short Duration Plus Class Shares
Shares sold	5,355,484	9,632,290	$65,010,922	$118,513,609
Shares issued to shareholders on reinvestment of dividends	209,110	495,875	2,539,411	6,095,997
Shares redeemed	(5,853,940)	(12,956,393)	(71,230,954)	(159,402,421)

Net decrease	(289,346)	(2,828,228)	(3,680,621)	(34,792,815)
Beginning of period	27,718,379	30,546,607	353,530,518	388,323,333

End of period	27,429,033	27,718,379	$349,849,897	$353,530,518

Short Duration Plus Class A Shares
Shares sold	1,509,749	2,395,427	$18,326,362	$29,459,696
Shares issued to shareholders on reinvestment of dividends	59,016	111,647	716,454	1,355,765
Shares converted from Class B	57,511	93,308	697,693	1,148,471
Shares redeemed	(1,017,011)	(2,351,422)	(12,380,553)	(28,889,134)

Net increase	609,265	248,960	7,359,956	3,074,798
Beginning of period	3,303,610	3,054,650	43,364,922	40,290,124

End of period	3,912,875	3,303,610	$50,724,878	$43,364,922

Short Duration Plus Class B Shares
Shares sold	172,693	162,451	$2,099,615	$1,997,861
Shares issued to shareholders on reinvestment of dividends	11,662	31,879	141,686	383,704
Shares converted to Class A	(57,523)	(93,322)	(697,693)	(1,148,471)
Shares redeemed	(226,839)	(592,633)	(2,748,836)	(7,281,768)

Net decrease	(100,007)	(491,625)	(1,205,228)	(6,048,674)
Beginning of period	881,648	1,373,273	12,319,444	18,368,118

End of period	781,641	881,648	$11,114,216	$12,319,444

Short Duration Plus Class C Shares
Shares sold	230,186	265,561	$2,792,441	$3,262,130
Shares issued to shareholders on reinvestment of dividends	12,640	40,096	153,495	485,800
Shares redeemed	(258,587)	(636,641)	(3,135,152)	(7,812,465)

Net decrease	(15,761)	(330,984)	(189,216)	(4,064,535)
Beginning of period	1,207,390	1,538,374	16,203,645	20,268,180

End of period	1,191,629	1,207,390	$16,014,429	$16,203,645

2008 Semi-Annual Report	71

Notes to Financial Statements (continued)

NOTE 7.	Line of Credit

The Emerging Markets Portfolio maintains a $35,000,000 line of credit intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the line of credit are paid by the Portfolio and are included in the miscellaneous expenses in the statements of operations. The Portfolio did not utilize the line of credit during the six months ended March 31, 2008.

NOTE 8.	Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE 9.	Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On March 31, 2008, the Portfolios implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years (tax years ended

72	Sanford C. Bernstein Fund, Inc.

September 30, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

NOTE 10.	Subsequent Event

On April 10, 2008, the Board of Directors of the Fund approved an increase in the number of authorized shares of the Diversified Municipal Class of the Diversified Municipal Portfolio in the amount of 400 million and an increase in the number of authorized shares of the New York Municipal Class of the New York Municipal Portfolio in the amount of 200 million. Accordingly, as of April 23, 2008, the Fund has authorized 9 billion shares of common stock, par value $0.001 per share, of which 8.7 billion are divided into 12 Portfolios.

2008 Semi-Annual Report	73

Sanford C. Bernstein Fund, Inc.

BOARD OF DIRECTORS

Rosalie J. Wolf*

Chairman

Marilyn G. Fedak

President

Irwin Engelman*^

Director

Bart Friedman*†

Director

William Kristol*†

Director

Donald K. Peterson*†

Director

Thomas B. Stiles II*†

Director

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Emilie D. Wrapp

Secretary

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND TRANSFER AGENT**

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

*Member of the Audit Committee and the Independent Directors Committee.

^Member of the Fair Value Pricing Committee.

†Member of the Governance, Nominating and Compensation Committee.

**AllianceBernstein Investor Services, Inc. serves as Transfer Agent for the Fund’s retail classes.

74	Sanford C. Bernstein Fund, Inc.

Board’s Consideration of Investment Management Arrangements

The Fund’s Directors who are not interested persons of the Fund (the “Independent Directors”) unanimously approved the continuance of the Investment Management Agreement between the Sanford C. Bernstein Fund (the “Fund”), on behalf of each of its portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 25, 2007.

The process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser commenced following receipt by the Adviser of a letter dated September 10, 2007, from counsel to the Independent Directors. The letter contained a preliminary list of information required by the Independent Directors to conduct their annual review. The Directors received and evaluated extensive materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2007. In addition, the Independent Directors received materials prepared by the Senior Officer, as described below. On September 26, 2007, the Directors held an in-person meeting to begin their review of the Investment Management Agreement. Following that meeting, the Independent Directors received a proposal from the Adviser which, at the request of the Independent Directors, included additional breakpoints to the investment management fee rates for the Tax-Managed International Portfolio, the Emerging Markets Portfolio and the Intermediate Duration Portfolio and a reduction in the advisory fee rates for the U.S. Government Short Duration and Short Duration Plus Portfolios. The Directors discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer. On October 25, 2007, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement and the proposal from the Adviser. The Board approved the advisory fee rate structure shown below under “Advisory Fee Rate Schedule.”

In approving the continuation of the Investment Management Agreement for an additional annual term with the revised fee schedule, the Board of Directors considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuance of the Investment Management Agreement would be in the best interests of each respective Portfolio.

The Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement as amended, including the fees to be charged for services thereunder.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data. Where applicable, the Board considered similarities and differences between each Portfolio and the other funds in its respective peer group. The Senior Officer also performed analyses of the advisory fees based upon hypothetical fee structures and asset levels, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates offered, to other clients advised by the Adviser.

On the basis of its review and consideration of the proposed fees as described above, the Board concluded that the fees shown below under “Advisory Fee Schedule Effective November 1, 2007” were reasonable.

2008 Semi-Annual Report	75

Board’s Consideration of Investment Management Arrangements (continued)

Nature, Extent and Quality of Services

The Directors, including the Independent Directors, considered their knowledge of the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience and the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Fund. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Fund and the background and experience of the Adviser’s senior management. The Board also reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio. The Board considered the allocation of responsibilities as well as the factors which impacted the making and implementing of investment decisions for the Portfolios. The Board then reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Fund and noted that such staff was sufficient to ensure a high level of quality service to the Fund.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index (the Board acknowledged that the benchmark indexes do not account for fees and expenses incurred by a fund, including the Portfolios). The Board was provided with performance data versus each Portfolio’s peer group, both before and after fees for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2007 (“relevant periods”) and versus each Portfolio’s appropriate benchmark index, after fees, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2007. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Lipper. The Directors also receive detailed comparative performance information for the Fund’s Portfolios at each regular Board meeting during the year.

The Board noted that the duration of each of the fixed-income Portfolios is shorter than the implied duration of the funds in the Portfolios’ peer categories. These differences have a substantial effect on the performance of the fixed-income Portfolios compared to those of their benchmark indices and peer groups.

The Board concluded that it was satisfied with the nature, quality and extent of the services provided by the Adviser.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Fund. The materials provided to the Independent Directors included a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2005 and 2006 which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The Directors also received a presentation from the independent consultant which reviewed the Adviser’s methods of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Fund was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. Experienced counsel provided guidance to the Directors on economies of scale.

The Board concluded that any economies of scale were appropriately being shared in light of, among other things, each Portfolio’s breakpoint arrangements as currently in effect or as revised as described below.

76	Sanford C. Bernstein Fund, Inc.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account not only the advisory fees payable by the Portfolios, but also so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, transfer agency fees paid by the retail share classes of certain Portfolios to a wholly owned subsidiary of the Adviser and brokerage commissions paid by certain Portfolios to brokers affiliated with the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board concluded that the advisory fee rates for the Short Duration Plus, U.S. Government Short Duration, Intermediate Duration, Tax-Managed International and Emerging Markets Portfolios should be amended as follows and, subject to those amendments, the Independent Directors determined to approve the continuation of the Investment Management Agreement for those Portfolios for an additional annual term:

	ADVISORY FEE SCHEDULE EFFECTIVE NOVEMBER 1, 2007	PREVIOUS ADVISORY FEE SCHEDULE
Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million	0.50% of the first $250 million; 0.45% of assets in excess of $250 million up to, but not exceeding $750 million; 0.40% in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; .40% of assets in excess of $750 million	0.50% of the first $250 million; 0.45% of assets in excess of $250 million up to, but not exceeding $750 million; 0.40% in excess of $750 million

Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion	1.175% of the first $1 billion; 1.05% of assets in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% of assets in excess of $3 billion

2008 Semi-Annual Report	77

Board’s Consideration of Investment Management Arrangements (continued)

For the Short Duration California Municipal, Short Duration New York Municipal, Short Duration Diversified Municipal, California Municipal, New York Municipal, Diversified Municipal and International Portfolios, the Independent Directors determined to approve the continuation of the Investment Management Agreement, without change to these Portfolios’ fee schedules (set forth below), for an additional annual term:

ADVISORY FEE SCHEDULE
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% of assets in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% of assets in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% of assets in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% of assets in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion

78	Sanford C. Bernstein Fund, Inc.

The Following Is Not Part of the Shareholder Report or the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

This is a summary of the evaluation prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

1 It should be noted that the Senior Officer’s evaluation was completed on October 17, 2007.

2 Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Advisor Class shares of the Portfolios unless otherwise indicated.

2008 Semi-Annual Report	79

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement:

PORTFOLIO	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS[3]
Tax-Managed International Portfolio	First $1 billion	0.925%
International Portfolio	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Excess of $8 billion	0.650%

Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Excess of $3 billion	0.900%

U.S. Government Short Duration Portfolio	First $250 million	0.500%
Short Duration Plus Portfolio	Next $500 million	0.450%
	Excess of $750 million	0.400%

Short Duration California Municipal Portfolio	First $750 million	0.450%
Short Duration Diversified Municipal Portfolio	Excess of $750 million	0.400%
Short Duration New York Municipal Portfolio

Intermediate Duration Portfolio	First $1 billion	0.500%
California Municipal Portfolio	Next $2 billion	0.450%
Diversified Municipal Portfolio	Next $2 billion	0.400%
New York Municipal Portfolio	Excess of $5 billion	0.350%

The Portfolios’ net assets on September 30, 2007 are set forth below:

PORTFOLIO	NET ASSETS ($MM)
Tax-Managed International Portfolio	$9,509.3
International Portfolio	4,403.7
Emerging Markets Portfolio	3,231.5
U.S. Government Short Duration Portfolio	81.2
Short Duration Plus Portfolio	407.0
Intermediate Duration Portfolio	5,064.2
Short Duration California Municipal Portfolio	80.6
Short Duration Diversified Municipal Portfolio	251.5
Short Duration New York Municipal Portfolio	111.6
California Municipal Portfolio	1,427.6
Diversified Municipal Portfolio	4,740.7
New York Municipal Portfolio	1,787.6

3 The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

80	Sanford C. Bernstein Fund, Inc.

Set forth below are the Portfolios’ total expense ratios, annualized for the period from October 1, 2006 through June 30, 2007:

PORTFOLIO	TOTAL EXPENSE RATIO		FISCAL YEAR END
Tax-Managed International Portfolio	Advisor	1.12%	September 30
	Class A	1.40%
	Class B	2.09%
	Class C	2.10%

International Portfolio	Advisor	1.18%	September 30
	Class A	1.46%
	Class B	2.16%
	Class C	2.17%

Emerging Markets Portfolio	Advisor	1.528%	September 30

U.S. Government Short Duration Portfolio	Advisor	0.77%	September 30

Short Duration Plus Portfolio	Advisor	0.65%	September 30
	Class A	0.98%
	Class B	1.68%
	Class C	1.69%

Intermediate Duration Portfolio	Advisor	0.58%	September 30

Short Duration California Municipal Portfolio[4]	Advisor	0.73%	September 30

Short Duration Diversified Municipal Portfolio[4]	Advisor	0.65%	September 30

Short Duration New York Municipal Portfolio[4]	Advisor	0.69%	September 30

California Municipal Portfolio	Advisor	0.62%	September 30
	Class A	0.92%
	Class B	1.62%
	Class C	1.62%

Diversified Municipal Portfolio	Advisor	0.58%	September 30
	Class A	0.87%
	Class B	1.57%
	Class C	1.57%

New York Municipal Portfolio	Advisor	0.61%	September 30
	Class A	0.90%
	Class B	1.60%
	Class C	1.60%

4 The total expense ratios shown are for a period that includes one month of the higher fee schedule (October 2006) in effect for the Short Duration Municipal Portfolios. The total expense ratios of the Short Duration Municipal Portfolios would have been lower had the reduced advisory fee been in effect for the full period.

2008 Semi-Annual Report	81

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and the legal and reputation risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolios.5 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2007 net assets.

PORTFOLIO	NET ASSETS 09/30/07 ($MIL)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
Tax-Managed International Portfolio	$9,509.3	International Style Blend 80 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.403%	0.795%

International Portfolio	$4,403.7	International Style Blend 80 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.407%	0.862%

Emerging Markets Portfolio	$3,231.5	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.803%	1.062%

5 The adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiable vary based upon each client relationship.

82	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	NET ASSETS 09/30/07 ($MIL)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
U.S. Government Short Duration Portfolio[6]	$81.2	Low Duration 45 bp on 1st $30 million 18 bp on the balance Minimum account size: $25m	0.280%	0.500%

Short Duration Plus Portfolio	$407.0	Low Duration 45 bp on 1st $30 million 18 bp on the balance Minimum account size: $25m	0.200%	0.481%

Intermediate Duration Portfolio	$5,064.2	U.S. Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.439%

Short Duration California Municipal Portfolio	$80.6	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.225%	0.450%

Short Duration Diversified Municipal Portfolio	$251.5	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $3m	0.178%	0.450%

Short Duration New York Municipal Portfolio	$111.6	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.213%	0.450%

California Municipal Portfolio	$1,427.6	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.194%	0.485%

Diversified Municipal Portfolio	$4,740.7	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.442%

6 The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.

2008 Semi-Annual Report	83

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

PORTFOLIO	NET ASSETS 09/30/07 ($MIL)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
New York Municipal Portfolio	$1,787.6	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.478%

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory schedule of these funds, implemented in January 2004, as a result of the Assurance of Discontinuance between the NYAG and the Adviser, contemplates eight categories with almost all of the AllianceBernstein Mutual Funds in each category having the same fee schedule. In addition to the fee schedules of certain of those categories applicable to the Portfolios, set forth below are what would have been the effective fees of the Portfolios had the fee schedules of the AllianceBernstein Mutual Funds been applied to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2007 net assets.

PORTFOLIO	ABMF CATEGORY	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.653%	0.795%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.707%	0.862%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.727%	1.062%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.500%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.481%

Intermediate Duration Portfolio[7]	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.474%	0.439%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

7 The Adviser also manages Sanford C. Bernstein Fund II – Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a somewhat similar investment style as the Portfolio. SCB II is charged by the Adviser an advisory fee rate 0.50% on the first $1 billion and 0.45% thereafter. SCB II has an expense cap of 0.45%, which effectively reduces the advisory fee. If the Portfolio, which has a total expense ratio of 0.59%, had an expense cap of 0.45%, the Adviser would retain 29.7 basis points of the advisory fee.

84	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	ABMF CATEGORY	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.485%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.426%	0.442%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.478%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Emerging Markets Portfolio:

PORTFOLIO	LUXEMBOURG FUND	LUXEMBOURG FEE[8]
Emerging Markets Portfolio	Emerging Markets Value Class S (Institutional)	0.95%
	Emerging Markets Growth Class A Class S (Institutional)	1.70% 0.90%

The Alliance Capital Investment Trust Management mutual funds (“ACITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ACITM mutual funds that have a similar investment style as certain of the Portfolios are set forth below:

PORTFOLIO	ACITM MUTUAL FUND	ACITM FEE[9]
Tax-Managed International Portfolio	Alliance International Blend[10]	0.30%[11]
International Portfolio	Alliance International Blend[10]	0.30%[11]
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth[10]	0.80%
	Bernstein Emerging Markets Stock A/B	0.90%
	Bernstein Emerging Markets Stock F/FB10	0.80%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families that have a similar investment style as certain of the Portfolios. Set forth below are what would have been the effective advisory fees of the Portfolios had the fee schedule of the sub-advisory relationships been applicable to those Portfolios based on September 30, 2007 net assets and the Portfolios’ advisory fees:

PORTFOLIO		SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Tax-Managed International Portfolio	Client #1	0.60% on first $1 billion	0.437%	0.795%
		0.55% on next $500 million
		0.50% on next $500 million
		0.45% on next $500 million
		0.40% thereafter

8 Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

9 The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on September 25, 2007 by Reuters was ¥114.73 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $8.7 million.

10 This ACITM fund is privately placed or institutional.

11 The fund is offered to three institutional clients that are charged a separate fee for managing their assets in addition to the 0.30%.

2008 Semi-Annual Report	85

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

PORTFOLIO		SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Tax-Managed International Portfolio	Client #2	0.80% on first $25 million	0.403%	0.795%
		0.65% on next $25 million
		0.55% on next $50 million
		0.45% on next $100 million
		0.40% thereafter

International Portfolio	Client #3	0.60% on first $1 billion	0.479%	0.862%
		0.55% on next $500 million
		0.50% on next $500 million
		0.45% on next $500 million
		0.40% thereafter

	Client #4	0.80% on first $25 million	0.407%	0.862%
		0.65% on next $25 million
		0.55% on next $50 million
		0.45% on next $100 million
		0.40% thereafter

Emerging Markets Portfolio	Client #5	0.90% on first $65 million	0.753%	1.062%
		0.75% thereafter

	Client #6	0.75% on first $50 million	0.461%	1.062%
		0.55% on next $50 million
		0.50% on next $300 million
		0.45% thereafter

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included each Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”) at the approximate current asset level of the subject Portfolio.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.13 An EG will typically consist of seven to twenty funds.

The original EGs of all of the Portfolios had an insufficient number of peers, in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded all of the Portfolios’ EGs to include peers with a different load type,14 and for certain Portfolios, a similar but not the same Lipper investment classification/objective. Because Lipper had expanded the Portfolios’ EGs, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”)15 were also expanded to include the universes of peers that had a similar but not the same Lipper investment objective/classification and load type.

12 The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

13 It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

14 The EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end load and no-load.

15 Lipper describes an EU as a broader group consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. A “normal” EU will include funds that have the same investment objective/classification as the subject fund. Except for asset size comparability, Lipper uses the same criteria for selecting EG peers when selecting EU peers. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

86	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	CONTRACTUAL MANAGEMENT FEE (%)	EG MEDIAN (%)	EG RANK
Tax-Managed International Portfolio[16]	0.799	0.813	7/14

International Portfolio[16]	0.864	0.881	6/12

Emerging Markets Portfolio	1.076	1.200	5/13

U.S. Government Short Duration Portfolio	0.500	0.490	8/13

Short Duration Plus Portfolio	0.479	0.490	7/16

Intermediate Duration Portfolio	0.441	0.441	7/13

Short Duration California Municipal Portfolio[16]	0.450	0.607	3/10

Short Duration Diversified Municipal Portfolio	0.450	0.451	6/14

Short Duration New York Municipal Portfolio[16]	0.450	0.607	3/8

California Municipal Portfolio[16]	0.486	0.579	4/17

Diversified Municipal Portfolio[16]	0.444	0.434	8/12

New York Municipal Portfolio[16]	0.479	0.570	3/17

Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of their EGs and EUs. The Portfolios’ rankings are also shown. Pro-forma total expense ratios are also shown for the Short Duration Municipal Portfolios (in bold and italicized):17

PORTFOLIO	EXPENSE RATIO (%)[18]	EG MEDIAN (%)	EG RANK	EU MEDIAN (%)	EU RANK
Tax-Managed International Portfolio[19]	1.152	1.154	7/14	1.338	89/293

International Portfolio[19]	1.202	1.226	6/12	1.337	100/268

Emerging Markets Portfolio	1.580	1.633	6/13	1.616	58/127

U.S. Government Short Duration Portfolio	0.793	0.751	10/13	0.719	34/49

Short Duration Plus Portfolio	0.658	0.800	6/16	0.646	45/74

Intermediate Duration Portfolio	0.597	0.712	2/13	0.742	74/268

Short Duration California Municipal Portfolio[19]	0.806	0.756	6/10	0.725	18/23
Pro-forma	0.756	0.756	6/10	0.725	17/23

Short Duration Diversified Municipal Portfolio	0.701	0.651	9/14	0.600	23/36
Pro-forma	0.651	0.651	8/14	0.600	22/36

Short Duration New York Municipal Portfolio[19]	0.737	0.737	4/8	0.727	13/22
Pro-forma	0.687	0.737	4/8	0.727	11/22

California Municipal Portfolio[19]	0.634	0.746	5/17	0.754	31/134

Diversified Municipal Portfolio[19]	0.595	0.598	6/12	0.679	38/117

New York Municipal Portfolio[19]	0.622	0.746	5/17	0.753	25/135

Except for Short Duration Plus Portfolio, Intermediate Duration Portfolio and Diversified Municipal Portfolio, which have a more favorable ranking on a total expense ratio basis than a contractual management fee basis, and Tax-Managed International Portfolio and International Portfolio, which have equally favorable rankings, the Portfolios have a more favorable ranking on a contractual management fee basis than they do on a total expense ratio basis.

16 The Portfolio’s EG was expanded with respect to investment classification/objective by Lipper at the request of the Senior Officer and the Adviser.

17 Pro-forma shows what the total expense ratio of a Portfolio would have been had changes to the Portfolio’s advisory fee schedule been applicable to the Portfolio for the full fiscal year.

18 Except for pro-forma total expense ratios, the expense ratios are for the most recently completed fiscal year Advisor Class.

19 The Portfolio’s EU was expanded with respect to investment classification/objective by Lipper under standard Lipper guidelines.

2008 Semi-Annual Report	87

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser’s finance areas met with the consultant, retained by the Senior Officer to provide independent advice regarding the alignment of the two profitability reporting systems as well as the methodologies and allocations utilized by both profitability reporting systems, to review recent updates to the Adviser’s two profitability reporting systems. The two profitability systems, which are aligned, allow the Adviser’s management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Information regarding the Adviser’s profitability attributable to the Portfolios, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability for providing investment advisory services to the Portfolios increased for nine of the twelve Portfolios during the calendar year 2006 relative to 2005. The Portfolios have a Shareholder Servicing Agreement with the Adviser where the Adviser pays expenses it incurs in providing shareholder servicing to the Portfolios. Under the Shareholder Servicing Agreement, except for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio (the “Equity Portfolios”), which pays 0.25%, the remaining Portfolios, which are primarily invested in fixed income securities (the “Fixed Income Portfolios”), pay 0.10% of the Portfolios’ daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement in the Portfolios’ most recently completed fiscal year:

PORTFOLIO	SHAREHOLDER SERVING AGREEMENT FEE
Tax-Managed International Portfolio	$17,220,119
International Portfolio	7,814,037
Emerging Markets Portfolio	5,078,063
U.S. Government Short Duration Portfolio	83,170
Short Duration Plus Portfolio	383,702
Intermediate Duration Portfolio	3,694,176
Short Duration California Municipal Portfolio	67,878
Short Duration Diversified Municipal Portfolio	228,571
Short Duration New York Municipal Portfolio	113,877
California Municipal Portfolio	1,073,155
Diversified Municipal Portfolio	3,309,135
New York Municipal Portfolio	1,364,506

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

88	Sanford C. Bernstein Fund, Inc.

Certain of the Portfolios have retail class shares. Except for Short Duration Plus Portfolio, the retail classes make up a relatively small percentage of each of those Portfolios’ total net assets:

PORTFOLIO	RETAIL CLASSES NET ASSETS 09/30/07 ($MM)	RETAIL CLASSES NET ASSETS AS A % OF TOTAL NET ASSETS
Tax-Managed International Portfolio	$12.7	0.13%
International Portfolio	85.0	1.93%
Short Duration Plus Portfolio	66.0	16.22%
California Municipal Portfolio	47.7	3.34%
Diversified Municipal Portfolio	90.1	1.90%
New York Municipal Portfolio	65.7	3.68%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $20.4 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20 million.

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:

PORTFOLIO	AMOUNT RECEIVED
Tax-Managed International Portfolio	$1,838
International Portfolio	11,726
Short Duration Plus Portfolio	3,777
California Municipal Portfolio	1,609
Diversified Municipal Portfolio	1,888
New York Municipal Portfolio	3,860

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the Portfolios’ most recently completed fiscal year:

PORTFOLIO	12B-1 FEE RECEIVED	CDSC RECEIVED
Tax-Managed International Portfolio	$27,764	$1,542
International Portfolio	250,206	15,111
Short Duration Plus Portfolio	538,608	47,952
California Municipal Portfolio	547,193	15,064
Diversified Municipal Portfolio	1,288,761	61,226
New York Municipal Portfolio	811,017	51,989

2008 Semi-Annual Report	89

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent of the retail classes of the Portfolios, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the Portfolios’ most recently completed fiscal year, ABIS received the following net fees from the retail classes of the Portfolios:20

PORTFOLIO	ABIS FEE	EXPENSE OFFSET
Tax-Managed International Portfolio[21]	$1,785	$54
International Portfolio	23,976	1,145
Short Duration Plus Portfolio	39,964	2,068
California Municipal Portfolio	18,000	610
Diversified Municipal Portfolio	37,496	1,658
New York Municipal Portfolio	22,334	1,194

Certain of the Portfolios effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with these Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed onto to any SCB client.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,22 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli23 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with higher levels of assets and funds from larger family sizes compared to funds with smaller asset levels and funds from smaller family sizes, which according to the independent consultant is indicative of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds reached higher levels of assets.

20 The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account.

21 With respect to Tax-Managed International Portfolio, ABIS voluntarily agreed to waive a portion of its fees in the amount of $16,215.

22 Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

23 The Deli study was originally published in 2002 based on 1997 data.

90	Sanford C. Bernstein Fund, Inc.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $813 billion as of September 30, 2007, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper shows the 1, 3, 5, and 10 year performance rankings of the Portfolios24 relative to their Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)25 for the periods ended June 30, 2007.26

		PORTFOLIO (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Tax-Managed International Portfolio	1 year	27.15	27.44	28.23	6/9	167/246
	3 year	23.02	22.25	23.14	4/9	92/173
	5 year	18.71	18.71	18.03	5/9	54/132
	10 year	11.31	10.65	9.56	2/4	15/57

International Portfolio	1 year	27.03	27.45	28.23	7/10	170/246
	3 year	23.12	22.25	23.14	4/9	90/173
	5 year	19.03	16.99	18.03	3/9	48/132

Emerging Markets Portfolio	1 year	46.20	47.35	47.83	8/13	103/165
	3 year	43.49	41.78	39.43	3/13	31/129
	5 year	38.10	32.31	32.00	2/13	9/109
	10 year	14.45	12.55	11.44	2/10	11/56

U.S. Government Short Duration Portfolio	1 year	5.27	5.42	5.58	12/13	54/61
	3 year	3.36	3.55	3.62	12/13	48/58
	5 year	3.22	3.24	3.30	8/12	33/53
	10 year	4.85	4.93	5.06	7/9	30/38

Short Duration Plus Portfolio	1 year	5.97	5.93	5.94	8/16	14/33
	3 year	3.66	3.77	3.80	12/16	21/30
	5 year	3.62	3.60	3.79	8/16	19/29
	10 year	5.05	5.09	5.10	7/9	14/22

Intermediate Duration Portfolio	1 year	6.84	6.37	6.48	4/13	89/376
	3 year	4.67	4.64	4.49	5/13	120/317
	5 year	5.28	5.28	5.11	6/11	99/272
	10 year	5.84	6.49	6.18	8/9	123/141

Short Duration California Municipal Portfolio	1 year	3.89	3.98	4.10	6/7	11/14
	3 year	2.73	2.85	3.22	6/7	10/11
	5 year	2.52	3.23	3.40	6/6	9/9
	10 year	3.54	4.13	4.27	5/5	8/8

Short Duration Diversified Municipal Portfolio	1 year	3.90	3.99	4.04	9/14	30/41
	3 year	2.89	2.91	3.06	8/12	29/38
	5 year	2.67	2.77	2.82	7/10	22/29
	10 year	3.78	3.85	3.91	5/8	10/17

Short Duration New York Municipal Portfolio	1 year	3.90	3.91	3.93	3/3	7/10
	3 year	2.93	2.87	2.83	1/3	2/10
	5 year	2.68	2.79	3.02	3/3	9/9
	10 year	3.63	4.12	4.13	3/3	9/9

24 The performance rankings are for the Advisor class shares of the Portfolios. It should be noted that the performance returns of the Portfolios shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolios’ performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolios, as reported by the Adviser, are provided instead of Lipper.

25 The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

26 Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

2008 Semi-Annual Report	91

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

		PORTFOLIO (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
California Municipal Portfolio	1 year	4.22	4.20	4.61	2/4	24/29
	3 year	3.52	3.51	3.88	2/4	24/29
	5 year	3.53	3.61	3.75	3/4	18/26
	10 year	4.59	4.71	4.96	3/3	15/15

Diversified Municipal Portfolio	1 year	4.11	4.54	4.52	10/10	88/106
	3 year	3.40	3.98	3.81	10/10	73/93
	5 year	3.59	4.07	4.01	9/9	68/77
	10 year	4.72	5.21	5.06	7/7	52/57

New York Municipal Portfolio	1 year	4.25	4.27	4.43	3/3	21/21
	3 year	3.56	3.56	3.78	2/3	16/21
	5 year	3.72	3.72	3.97	2/3	15/19
	10 year	4.75	4.94	5.13	2/2	13/13

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolios (in bold)27 versus their benchmarks.28 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.29

	PERIODS ENDING JUNE 30, 2007 ANNUALIZED PERFORMANCE
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	10 YEAR (%)	SINCE INCEPTION (%)	ANNUALIZED		RISK PERIOD (YEAR)
						VOLATILITY (%)	SHARPE (%)
Tax-Managed International Portfolio	25.69	21.57	17.29	9.97	11.13	14.64	0.47	10
MSCI EAFE Index	27.00	22.24	17.73	7.66	9.36	14.82	0.32	10
Inception Date: June 26,1992

International Portfolio	25.51	21.61	17.55	N/A	10.19	13.89	1.04	5
MSCI EAFE Index	27.00	22.24	17.73	N/A	7.50	12.81	1.13	5
Inception Date: April 30, 1999

Emerging Markets Portfolio	43.91	41.18	35.82	12.51	12.69	17.69	1.67	5
MSCI Emerging Markets Index	44.99	38.20	30.25	9.19	10.05	17.42	1.45	5
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	4.42	2.55	2.41	4.07	5.24	1.39	0.21	10
Merrill Lynch 1-3 Year Treasury Index	5.07	2.91	2.77	4.61	5.87	1.52	0.57	10
Inception Date: January 3, 1989

Short Duration Plus Portfolio	5.23	2.97	2.92	4.35	5.57	1.33	0.44	10
Merrill Lynch 1-3 Year Treasury Index	5.07	2.91	2.77	4.61	5.89	1.52	0.57	10
Inception Date: December 12, 1988

27 The performance returns and risk measures shown in the table are for the Advisor class shares of the Portfolios.

28 The Adviser provided Portfolio and benchmark performance return information for the periods through June 30, 2007. It should be noted that the “since inception” performance return for each of the Portfolios’ benchmarks is from the nearest month-end after each Portfolio’s inception date. In contrast, each of the Portfolios’ since inception returns goes back is from each Portfolio’s actual inception date.

29 Except for one of the benchmarks, which the Senior Officer calculated using standard Lipper methodology, portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

92	Sanford C. Bernstein Fund, Inc.

	PERIODS ENDING JUNE 30, 2007 ANNUALIZED PERFORMANCE
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	10 YEAR (%)	SINCE INCEPTION (%)	ANNUALIZED		RISK PERIOD (YEAR)
						VOLATILITY (%)	SHARPE (%)

Intermediate Duration Portfolio	6.18	4.04	4.65	5.22	6.79	3.19	0.44	10
Lehman Brothers Aggregate Bond Index	6.12	3.98	4.48	6.02	7.37	3.54	0.62	10
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	3.04	1.90	1.70	2.74	3.08	0.82	-1.28	10
Lehman Brothers 1 Year Municipal Bond Index	3.69	2.35	2.14	3.40	3.74	0.84	-0.48	10
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	3.16	2.18	1.96	3.05	3.35	0.85	-0.85	10
Lehman Brothers 1 Year Municipal Bond Index	3.69	2.35	2.14	3.40	3.74	0.84	-0.48	10
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	3.13	2.17	1.92	2.86	3.16	0.83	-1.08	10
Lehman Brothers 1 Year Municipal Bond Index	3.69	2.35	2.14	3.40	3.74	0.84	-0.48	10
Inception Date: October 3, 1994

California Municipal Portfolio	3.54	2.86	2.86	3.91	4.95	2.65	0.06	10
Lehman Brothers 5 Year GO Municipal Index	3.83	2.89	3.24	4.51	5.50	3.04	0.25	10
Inception Date: August 6, 1990

Diversified Municipal Portfolio	3.47	2.78	2.96	4.07	5.20	2.55	0.12	10
Lehman Brothers 5 Year GO Municipal Index	3.83	2.89	3.24	4.51	5.67	3.04	0.25	10
Inception Date: January 17, 1989

New York Municipal Portfolio	3.59	2.91	3.06	4.08	5.25	2.69	0.12	10
Lehman Brothers 5 Year GO Municipal Index	3.83	2.89	3.24	4.51	5.67	3.04	0.25	10
Inception Date: January 17, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 13, 2007

2008 Semi-Annual Report	93

SANFORD C. BERNSTEIN & CO., LLC

A subsidiary of AllianceBernstein L.P.

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCB1–1947–0308

Sanford C. Bernstein Fund, Inc.

March 31, 2008

Schedule of Investments To the Semiannual Report For the Stock Portfolios

Tax-Managed International

International

Emerging Markets

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax Managed International Portfolio

March 31, 2008 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–97.4%
Financials–26.4%
Capital Markets–5.5%
3i Group PLC	2,724,693	$44,891,081
Credit Suisse Group	1,389,000	70,724,911
Deutsche Bank AG	704,600	79,631,767
ICAP PLC	3,296,167	37,249,447
Julius Baer Holding AG	883,413	65,208,761
Macquarie Group Ltd.	655,088	31,622,527
Man Group PLC	11,117,641	122,381,537

		451,710,031

Commercial Banks–10.6%
Banco Santander Central Hispano SA	1,044,257	20,803,642
Barclays PLC	8,550,000	77,135,604
BNP Paribas SA	770,000	77,640,768
Canadian Imperial Bank of Commerce/Canada	257,000	16,549,954
Credit Agricole SA	2,336,170	72,229,291
HBOS PLC	9,076,350	100,973,901
Mitsubishi UFJ Financial Group, Inc.	10,474,100	91,625,598
National Australia Bank Ltd.	689,021	19,055,240
National Bank of Greece SA	827,720	43,577,040
Royal Bank of Scotland Group PLC (London Virt-X)	13,679,841	91,643,779
Societe Generale(a)	167,490	16,116,681
Societe Generale	669,963	65,555,133
Standard Chartered PLC	2,827,358	96,683,325
Sumitomo Mitsui Financial Group, Inc.	11,715	77,820,513

		867,410,469

Consumer Finance–0.7%
ORIX Corp.	434,910	59,981,157

Diversified Financial Services–4.2%
Deutsche Boerse AG	806,033	129,905,566
Fortis (Euronext Amsterdam)	760,166	19,085,084
Fortis (Euronext Brussels)	3,118,666	78,363,142
ING Groep NV	3,157,863	118,057,795

		345,411,587

Insurance–5.4%
Allianz SE	724,100	143,179,990
Assicurazioni Generali SpA	745,578	33,557,240
Aviva PLC	5,581,508	68,437,270
Fondiaria-Sai SpA (ordinary shares)	617,196	25,587,058
Fondiaria-Sai SpA (saving shares)	306,752	8,309,031
Friends Provident PLC	4,242,427	10,411,955
Muenchener Rueckversicherungs AG	429,100	84,084,798

Company	Shares	U.S. $ Value

Prudential Corp. PLC	1,538,700	$20,316,009
QBE Insurance Group Ltd.	2,318,056	47,428,018

		441,311,369

Real Estate Management & Development–0.0%
Leopalace21 Corp.	109,100	1,769,028

		2,167,593,641

Materials–16.4%
Chemicals–5.3%
BASF SE	1,140,700	153,433,701
Bayer AG	1,283,995	102,843,193
Incitec Pivot Ltd.	288,099	37,249,255
Mitsubishi Chemical Holdings Corp.	5,673,000	37,784,424
Mitsui Chemicals, Inc.	5,848,000	39,208,355
Syngenta AG	202,598	59,187,900

		429,706,828

Construction Materials–0.2%
Buzzi Unicem SpA	689,891	17,209,262

Metals & Mining–10.0%
Anglo American PLC	1,286,073	77,089,066
Antofagasta PLC	613,400	8,540,156
ArcelorMittal (Euronext Amsterdam)	567,200	46,456,792
ArcelorMittal (Euronext Paris)	571,407	46,734,931
BHP Billiton PLC	1,870,868	55,104,310
Fortescue Metals Group Ltd.(a)	6,032,500	36,021,850
JFE Holdings, Inc.	1,990,700	89,045,549
Kazakhmys PLC	1,122,136	35,583,562
Nippon Steel Corp.	6,656,000	34,030,869
Rio Tinto PLC	1,573,528	163,531,193
Voestalpine AG	589,100	40,966,978
Xstrata PLC	2,716,560	190,270,899

		823,376,155

Paper & Forest Products–0.9%
Stora Enso Oyj–Class R	2,464,400	28,498,178
Svenska Cellulosa AB–Class B	2,601,000	47,423,955

		75,922,133

		1,346,214,378

Energy–10.6%
Energy Equipment & Services–1.0%
Saipem SpA	507,600	20,577,713
Technip SA	541,815	42,205,660
WorleyParsons Ltd.	743,786	22,796,503

		85,579,876

Oil, Gas & Consumable Fuels–9.6%
BG Group PLC	5,719,320	132,524,449
BP PLC	4,008,900	40,616,882
ENI SpA	2,550,940	86,832,087
Nippon Mining Holdings, Inc.	3,496,000	18,788,818
Petro–Canada	435,900	18,991,132

Schedule of Investments—Tax Managed International Portfolio	1

Company	Shares	U.S. $ Value

Repsol YPF SA	1,282,600	$44,186,921
Royal Dutch Shell PLC–Class B	387,899	13,066,974
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	3,266,339	112,466,289
Royal Dutch Shell PLC–Class A	2,893,316	99,788,019
StatoilHydro ASA	2,224,100	66,725,113
Total SA	2,025,843	150,082,307

		784,068,991

		869,648,867

Industrials–8.8%
Aerospace & Defense–1.7%
BAE Systems PLC	14,058,220	135,561,895

Airlines–1.0%
Air France–KLM	911,549	25,644,116
Deutsche Lufthansa AG	2,125,000	57,546,583

		83,190,699

Electrical Equipment–1.6%
ABB Ltd.	4,757,910	128,235,932

Industrial Conglomerates–0.5%
Siemens AG	387,553	42,030,430

Marine–0.9%
Mitsui OSK Lines Ltd.	3,329,000	40,727,314
Nippon Yusen KK	3,912,000	37,092,612

		77,819,926

Trading Companies & Distributors–3.1%
Mitsubishi Corp.	3,047,800	93,250,519
Mitsui & Co. Ltd.	7,858,000	161,250,954

		254,501,473

		721,340,355

Consumer Discretionary–8.0%
Auto Components–1.3%
Compagnie Generale des Etablissements Michelin–Class B	679,500	71,160,906
Denso Corp.	1,093,300	35,642,159

		106,803,065

Automobiles–3.9%
Nissan Motor Co. Ltd.	11,391,900	95,507,354
Porsche Automobil Holding SE	419,250	76,602,560
Renault SA	858,500	95,027,545
Toyota Motor Corp.	1,090,600	55,105,638

		322,243,097

Household Durables–1.4%
Persimmon PLC	1,433,000	21,763,531
Sharp Corp.	4,275,000	73,375,677
Taylor Wimpey PLC	5,036,868	18,747,223

		113,886,431

Company	Shares	U.S. $ Value

Media–0.9%
Lagardere SCA	607,300	$45,509,755
SES Global (FDR)	1,501,035	31,721,356

		77,231,111

Specialty Retail–0.5%
Esprit Holdings Ltd.	3,300,700	40,073,169

		660,236,873

Consumer Staples–7.5%
Food & Staples Retailing–1.4%
Koninklijke Ahold NV	4,791,080	71,122,024
Tesco PLC	5,364,823	40,432,514

		111,554,538

Food Products–3.6%
Associated British Foods PLC	2,377,200	41,291,508
Nestle SA	340,928	170,410,245
Unilever PLC	2,471,170	83,585,720

		295,287,473

Household Products–1.1%
Reckitt Benckiser PLC	1,634,844	90,657,868

Personal Products–0.5%
L’Oreal SA	341,870	43,405,251

Tobacco–0.9%
British American Tobacco PLC	2,008,481	75,438,305

		616,343,435

Utilities–5.7%
Electric Utilities–3.1%
E.ON AG	990,070	183,188,658
The Tokyo Electric Power Co. Inc	2,625,000	70,611,598

		253,800,256

Independent Power Producers & Energy Traders–1.1%
Iberdrola Renovables(a)	3,462,875	24,109,513
International Power PLC	7,845,437	62,033,351

		86,142,864

Multi-Utilities–1.5%
RWE AG	371,510	45,665,837
Suez SA	1,214,752	79,623,441

		125,289,278

		465,232,398

Telecommunication Services–5.1%
Diversified Telecommunication Services–2.7%
Deutsche Telekom AG–Class W	1,162,800	19,319,215
France Telecom SA	809,900	27,208,889
Nippon Telegraph & Telephone Corp.	5,236	22,680,250
Telefonica SA	5,330,018	153,142,033

		222,350,387

2	Sanford C. Bernstein Fund, Inc.—2008 Semi-Annual Report

Company	Shares	U.S. $ Value

Wireless Telecommunication Services–2.4%
Vodafone Group PLC	66,539,682	$197,784,100

		420,134,487

Information Technology–4.7%
Communications Equipment–1.5%
Nokia OYJ	3,907,489	123,360,943

Computers & Peripherals–2.1%
Fujitsu Ltd.	15,019,000	99,327,312
Toshiba Corp.	11,030,000	74,129,472

		173,456,784

Software–1.1%
Nintendo Co. Ltd.	178,300	93,287,336

		390,105,063

Health Care–4.2%
Biotechnology–0.7%
CSL Ltd./Australia	1,568,397	53,166,102

Health Care Equipment & Supplies–1.7%
Alcon, Inc.	349,400	49,702,150
Essilor International SA	926,498	60,550,729
Smith & Nephew PLC	2,295,890	30,402,891

		140,655,770

Company	Shares	U.S. $ Value

Pharmaceuticals–1.8%
AstraZeneca PLC	495,700	$18,593,717
GlaxoSmithKline PLC	1,568,800	33,183,582
Roche Holding AG	241,593	45,532,975
Sanofi-Aventis SA	706,698	53,004,318

		150,314,592

		344,136,464

Total Common Stocks (cost $7,459,180,223)		8,000,985,961

Principal Amount (000)
SHORT-TERM INVESTMENTS–2.1%
Repurchase Agreements–2.1%
State Street Bank & Trust Co.
1.00%, 3/31/2008 due 4/01/08 in the amount of $173,554,821 (collateralized by $153,345,000 U.S. Treasury Note, 2.00% due 1/15/16, value $177,023,272) (cost $173,550,000)	$173,550	173,550,000
Total Investments—99.5% (cost $7,632,730,223)(b)		8,174,535,961

Other assets less liabilities—0.5%		42,146,035

Net Assets—100.0%		$8,216,681,996

FINANCIAL FUTURES CONTRACTS

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Topix Index Futures	368	June 2008	$44,162,400	$44,873,997	$711,597

(a)	Non-income producing security.
(b)	At March 31, 2008, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $1,053,541,346 and gross unrealized depreciation of investments was $511,735,608, resulting in net unrealized appreciation of $541,805,738 (excluding foreign currency and futures transactions).

Glossary:

FDR—Fiduciary Depositary Receipt

See notes to financial statements.

Schedule of Investments—Tax Managed International Portfolio	3

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

International Portfolio

March 31, 2008 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–98.0%
Financials–26.3%
Capital Markets–5.6%
3i Group PLC	1,274,659	$21,000,832
Credit Suisse Group	666,600	33,941,847
Deutsche Bank AG	343,300	38,798,731
ICAP PLC	1,535,496	17,352,390
Julius Baer Holding AG	414,685	30,609,800
Macquarie Group Ltd.(a)	309,531	14,941,736
Man Group PLC	5,263,051	57,934,977

		214,580,313

Commercial Banks–11.0%
Banco Santander Central Hispano SA	492,039	9,802,379
Barclays PLC	3,589,900	32,387,030
BNP Paribas SA	467,870	47,176,346
Canadian Imperial Bank of Commerce/Canada(a)	113,120	7,284,576
Credit Agricole SA	1,426,512	44,104,645
HBOS PLC	4,249,120	47,271,229
Mitsubishi UFJ Financial Group, Inc.	4,750,000	41,552,171
National Australia Bank Ltd.	329,321	9,107,547
National Bank of Greece SA	390,010	20,532,887
Royal Bank of Scotland Group PLC (London Virt-X)	5,879,033	39,384,727
Societe Generale(b)	74,312	7,150,653
Societe Generale	297,254	29,085,973
Standard Chartered PLC	1,327,875	45,407,539
Sumitomo Mitsui Financial Group, Inc.	5,882	39,073,005

		419,320,707

Consumer Finance–0.7%
ORIX Corp.	187,400	25,845,506

Diversified Financial Services–4.2%
Deutsche Boerse AG	381,574	61,496,969
Fortis (Euronext Amsterdam)	361,686	9,080,658
Fortis (Euronext Brussels)	1,449,278	36,416,204
ING Groep NV	1,455,900	54,429,323

		161,423,154

Insurance–4.8%
Allianz SE	278,400	55,049,454
Assicurazioni Generali SpA	346,549	15,597,601
Aviva PLC	2,632,488	32,278,069
Fondiaria-Sai SpA (ordinary shares)	364,200	15,098,618
Fondiaria-Sai SpA (saving shares)	55,400	1,500,627
Muenchener Rueckversicherungs AG	199,600	39,112,854
Prudential Corp. PLC	721,779	9,529,907
QBE Insurance Group Ltd.	822,537	16,829,317

		184,996,447

Company	Shares	U.S. $ Value

Real Estate Management & Development–0.0%
Leopalace21 Corp.	41,300	$669,669

		1,006,835,796

Materials–16.5%
Chemicals–5.1%
BASF SE	532,300	71,598,807
Bayer AG	476,357	38,154,412
Incitec Pivot Ltd.	135,948	17,577,158
Mitsubishi Chemical Holdings Corp.	3,930,500	26,178,685
Mitsui Chemicals, Inc.	1,806,000	12,108,463
Syngenta AG	101,571	29,673,413

		195,290,938

Construction Materials–0.2%
Buzzi Unicem SpA	321,900	8,029,763

Metals & Mining–10.3%
Anglo American PLC	722,795	43,325,372
Antofagasta PLC	443,200	6,170,520
ArcelorMittal (Euronext Paris)	499,914	40,887,575
BHP Billiton PLC	1,003,702	29,562,912
Fortescue Metals Group Ltd.(b)	2,833,021	16,916,810
JFE Holdings, Inc.	869,900	38,911,299
Kazakhmys PLC	601,400	19,070,731
Nippon Steel Corp.	5,317,000	27,184,816
Rio Tinto PLC	719,857	74,812,189
Voestalpine AG	216,200	15,034,902
Xstrata PLC	1,160,399	81,275,643

		393,152,769

Paper & Forest Products–0.9%
Stora Enso Oyj–Class R(a)	1,151,600	13,317,035
Svenska Cellulosa AB–Class B	1,209,300	22,049,131

		35,366,166

		631,839,636

Energy–10.6%
Energy Equipment & Services–1.0%
Saipem SpA	235,306	9,539,124
Technip SA	260,492	20,291,496
WorleyParsons Ltd.	347,030	10,636,218

		40,466,838

Oil, Gas & Consumable Fuels–9.6%
BG Group PLC	2,685,526	62,227,302
BP PLC	1,867,900	18,924,961
ENI SpA	1,367,200	46,538,464
Nippon Mining Holdings, Inc.	1,680,000	9,028,951
Petro–Canada	197,700	8,613,322
Repsol YPF SA	479,200	16,508,945
Royal Dutch Shell PLC–Class A	898,369	30,983,986
Royal Dutch Shell PLC–Class B	728,096	24,527,032
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	1,539,053	52,992,534

4	Sanford C. Bernstein Fund, Inc.—2008 Semi-Annual Report

Company	Shares	U.S. $ Value

StatoilHydro ASA	864,750	$25,943,321
Total SA	959,684	71,097,113

		367,385,931

		407,852,769

Industrials–8.8%
Aerospace & Defense–1.7%
BAE Systems PLC	6,474,431	62,432,238

Airlines–1.0%
Air France–KLM	415,900	11,700,290
Deutsche Lufthansa AG	980,000	26,539,130

		38,239,420

Electrical Equipment–1.6%
ABB Ltd.	2,247,426	60,572,976

Industrial Conglomerates–0.5%
Siemens AG	185,838	20,154,278

Marine–0.9%
Mitsui OSK Lines Ltd.	1,472,000	18,008,593
Nippon Yusen KK	1,824,000	17,294,715

		35,303,308

Trading Companies & Distributors–3.1%
Mitsubishi Corp.	1,382,700	42,305,103
Mitsui & Co. Ltd.	3,754,000	77,034,370

		119,339,473

		336,041,693

Consumer Staples–7.7%
Food & Staples Retailing–1.5%
Koninklijke Ahold NV	2,494,400	37,028,557
Tesco PLC	2,561,966	19,308,507

		56,337,064

Food Products–3.7%
Associated British Foods PLC	1,222,800	21,239,801
Nestle SA	161,394	80,671,553
Unilever PLC	1,182,699	40,004,025

		141,915,379

Household Products–1.1%
Reckitt Benckiser PLC	769,570	42,675,372

Personal Products–0.5%
L’Oreal SA	159,633	20,267,676

Tobacco–0.9%
British American Tobacco PLC	939,874	35,301,555

		296,497,046

Consumer Discretionary–7.6%
Auto Components–1.3%
Compagnie Generale des Etablissements Michelin–Class B	312,100	32,684,796

Company	Shares	U.S. $ Value

Denso Corp.	540,400	$17,617,326

		50,302,122

Automobiles–3.8%
Nissan Motor Co. Ltd.	5,157,100	43,236,069
Porsche Automobil Holding SE	196,700	35,939,710
Renault SA	450,200	49,832,733
Toyota Motor Corp.	305,000	15,410,984

		144,419,496

Household Durables–1.1%
Sharp Corp.	1,991,000	34,173,327
Taylor Wimpey PLC	2,315,011	8,616,471

		42,789,798

Media–0.9%
Lagardere SCA	286,200	21,447,212
SES Global	704,212	14,882,105

		36,329,317

Specialty Retail–0.5%
Esprit Holdings Ltd.	1,555,800	18,888,671

		292,729,404

Utilities–5.8%
Electric Utilities–3.1%
E.ON AG	463,109	85,687,190
The Tokyo Electric Power Co. Inc	1,340,900	36,069,749

		121,756,939

Independent Power Producers & Energy Traders–1.1%
Iberdrola Renovables(b)	1,664,878	11,591,351
International Power PLC	3,771,902	29,824,179

		41,415,530

Multi-Utilities–1.6%
RWE AG	191,960	23,595,634
Suez SA	568,960	37,293,664

		60,889,298

		224,061,767

Telecommunication Services–5.5%
Diversified Telecommunication Services–3.0%
Deutsche Telekom AG–Class W	543,500	9,029,922
France Telecom SA	572,800	19,243,427
Nippon Telegraph & Telephone Corp.	3,824	16,564,033
Telefonica SA	2,493,550	71,644,658

		116,482,040

Wireless Telecommunication Services–2.5%
Vodafone Group PLC	31,777,535	94,456,285

		210,938,325

Schedule of Investments—International Portfolio	5

Company	Shares	U.S. $ Value

Information Technology–4.8%
Communications Equipment–1.7%
Nokia OYJ	1,995,007	$62,983,145

Computers & Peripherals–2.0%
Fujitsu Ltd.	6,418,000	42,445,082
Toshiba Corp.	5,133,000	34,497,423

		76,942,505

Software–1.1%
Nintendo Co. Ltd.	83,200	43,530,602

		183,456,252

Health Care–4.4%
Biotechnology–0.7%
CSL Ltd./Australia	730,602	24,766,217

Health Care Equipment & Supplies–1.7%
Alcon, Inc.	156,900	22,319,025
Essilor International SA	437,636	28,601,442
Smith & Nephew PLC	1,076,380	14,253,760

		65,174,227

Pharmaceuticals–2.0%
AstraZeneca PLC	231,700	8,691,072
GlaxoSmithKline PLC	843,500	17,841,886
Roche Holding AG	114,183	21,520,043
Sanofi-Aventis SA	390,379	29,279,512

		77,332,513

		167,272,957

Total Common Stocks (cost $3,445,375,731)		3,757,525,645

Principal Amount (000)
SHORT-TERM INVESTMENTS–1.9%
Repurchase Agreements–1.9%
State Street Bank & Trust Co.
1.00%, 3/31/2008 due 4/01/2008 in the amount of $71,446,985 (collateralized by $62,205,000 U.S. Treasury Note, 1.875% due 7/15/15, value $72,877,426) (cost $71,445,000)	$71,445	71,445,000
Total Investments Before Security Lending Collateral—99.9% (cost $3,516,820,731)		3,828,970,645

Principal Amount (000)		U.S. $ Value

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED–0.3%
Short Terms–0.3%
Deutsche Bank AG 2.25%, 4/01/08	$1,992	$1,992,000
Deutsche Bank, 1.39%, 3/31/2008 due 4/01/08 in the amount of $2,300,089 (collateralized by $2,267,000 U.S. Treasury Note, 4.375%, due 11/15/08, value $2,345,773)	2,300	2,300,000
Lehman Brothers, 1.15%, 3/31/2008 due 4/01/08 in the amount of $2,300,073 (collateralized by $1,790,000 U.S. Treasury Bond, 6.50%, due 11/15/26, value $2,346,000)	2,300	2,300,000
Merrill Lynch, 1.05%, 3/31/2008 due 4/01/08 in the amount of $2,300,067 (collateralized by $1,591,000 U.S. Treasury Bond, 8.75%, due 8/15/20, value $2,355,483)	2,300	2,300,000
Morgan Stanley, 1.30%, 3/31/2008 due 4/01/08 in the amount of $2,300,083 (collateralized by $1,745,000 U.S. Treasury Inflation Index, 3.875%, due 1/15/09, value $2,347,278)	2,300	2,300,000
RBS Greenwich, 1.35%, 3/31//2008 due 4/01/08 in the amount of $2,300,086 (collateralized by $1,992,000 U.S. Treasury Bond, 13.25%, due 5/15/14, value $2,346,876)	2,300	2,300,000

Total Investment of Cash Collateral for Securities Loaned (cost $13,492,000)		13,492,000

Total Investments—100.2%
(cost $3,530,312,731)(c)		3,842,462,645

Other assets less liabilities—(0.2)%		(7,009,113)

Net Assets—100.0%		$3,835,453,532

6	Sanford C. Bernstein Fund, Inc.—2008 Semi-Annual Report

FINANCIAL FUTURES CONTRACTS

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
FTSE 100 Index Futures	181	June 2008	$19,833,803	$20,506,175	$672,372

(a)	Represents entire or partial securities out on loan. See Note 1L of notes to financial statements for securities lending information.
(b)	Non-income producing security.
(c)	At March 31, 2008, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $539,448,143 and gross unrealized depreciation of investments was $227,298,229, resulting in net unrealized appreciation of $312,149,914 (excluding foreign currency and futures transactions).

Glossary:

FDR—Fiduciary Depositary Receipt

See notes to financial statements.

Schedule of Investments—International Portfolio	7

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Emerging Markets Portfolio

March 31, 2008 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–92.8%
Materials–18.9%
Chemicals–2.7%
Hanwha Chem Corp.	480,510	$8,161,743
Honam Petrochemical Corp.	184,200	15,071,039
Israel Chemicals Ltd.	808,816	11,388,853
PTT Chemical PCL	6,161,693	20,548,762
Taiwan Fertilizer Co. Ltd.	4,526,000	19,974,199

		75,144,596

Construction Materials–0.4%
Asia Cement Corp.	432	776
Cemex SAB de CV(a)	4,307,334	11,332,160

		11,332,936

Metals & Mining–15.6%
Aneka Tambang	35,472,000	13,039,146
Antofagasta PLC	744,800	10,369,593
ArcelorMittal South Africa Ltd.	698,900	16,959,832
BHP Billiton PLC	188,909	5,553,418
Cherepovets Severstal (GDR)(b)	163,574	3,696,772
China Steel Corp.	16,869,945	26,836,782
Cia de Minas Buenaventura SA (ADR)	93,800	6,425,300
Cia Vale do Rio Doce (Sponsored) (ADR)	3,588,100	104,593,115
Evraz Group SA (GDR)(b)	109,257	9,428,879
Gerdau SA (ADR)	508,075	15,531,853
Hyundai Steel Co.	242,480	17,047,281
Impala Platinum Holdings Ltd.	389,891	15,074,155
Jiangxi Copper Co. Ltd.–Class H	4,888,000	9,384,791
Kardemir Karabuk Demir Celik–Class D(a)	3,531,402	2,730,875
KGHM Polska Miedz SA	253,000	11,691,737
Magnitogorsk Iron & Steel Works (London) (GDR)(b)	680,500	10,819,950
Magnitogorsk Iron & Steel Works (US) (GDR)(b)	458,500	7,290,150
MMC Norilsk Nickel (ADR)	2,117,180	59,598,617
POSCO	36,730	17,582,571
Severstal (GDR)(b)	269,681	6,094,791
Southern Copper Corp.	210,000	21,804,300
Steel Authority of India Ltd.	2,283,301	10,473,108
Usinas Siderurgicas de Minas Gerais SA	186,050	10,900,895
Vedanta Resources PLC	420,712	17,532,309
Vimetco NV (GDR)(a)(b)	623,517	5,144,015

		435,604,235

Company	Shares	U.S. $ Value

Paper & Forest Products–0.2%
Empresas CMPC SA	64,500	$2,656,295
Votorantim Celulose e Papel, SA ADR (ADR)	145,300	4,142,503

		6,798,798

		528,880,565

Financials–16.3%
Capital Markets–0.2%
Investcorp Bank BSC (GDR)(b)	202,527	5,194,818

Commercial Banks–10.6%
ABSA Group Ltd.	618,465	7,750,915
Andhra Bank	2,222,000	4,033,817
Banco do Brasil SA	1,303,800	17,171,493
Banco Santander Chile SA (ADR)	94,241	4,925,035
Bank Central Asia Tbk PT	33,370,000	11,864,350
Bank Hapoalim BM	5,807,300	22,561,665
Bank Leumi Le-Israel	2,984,500	12,854,861
Bank Pekao SA	82,681	7,379,975
Canara Bank	2,926,000	16,569,151
China Construction Bank Corp.–Class H	11,501,000	8,627,534
Hana Financial Group, Inc.	224,800	9,213,881
Industrial & Commercial Bank of China Ltd.–Class H	31,956,000	22,504,811
Industrial Bank of Korea	1,301,300	19,283,308
Kookmin Bank	330,700	18,561,363
Oriental Bank Of Commerce	765,000	3,392,861
Punjab National Bank Ltd.	741,000	9,393,210
Shinhan Financial Group Co. Ltd.	751,046	39,676,965
Siam City Bank Public Co. Ltd.	1,638,500	896,639
Siam Commercial Bank PCL	5,052,100	14,882,715
Standard Bank Group Ltd.	1,393,351	15,172,187
State Bank of India Ltd. (GDR)(b)	25,450	2,253,787
Turkiye Is Bankasi–Class C	1,795,815	6,681,710
Unibanco–Uniao de Bancos Brasileiros SA (GDR)	78,900	9,202,896
Woori Finance Holdings Co. Ltd.	765,850	13,409,580

		298,264,709

Diversified Financial Services–1.0%
Bolsa De Mercadorias E Futuros	268,200	2,445,546
FirstRand Ltd.	3,921,249	7,747,413
Yuanta Financial Holding Co. Ltd.(a)	18,426,000	17,415,625

		27,608,584

Insurance–2.4%
Cathay Financial Holding Co. Ltd.	11,482,053	29,472,777
LIG Non-Life Insurance Co. Ltd.(a)	322,110	6,385,806
Sanlam Ltd.	12,913,657	30,447,633

		66,306,216

Real Estate–0.4%
BR Malls Participacoes SA(a)	326,900	2,913,726
Phoenix Mills Ltd.	876,210	8,220,475

		11,134,201

8	Sanford C. Bernstein Fund, Inc.—2008 Semi-Annual Report

Company	Shares	U.S. $ Value

Real Estate Management & Development–0.7%
Ayala Land, Inc.	34,800,420	$8,968,674
Sino-Ocean Land Holdings Ltd.(a)	10,117,500	9,932,127
Sinpas Gayrimenkul Yatirim(a)	344,597	1,169,136

		20,069,937

Thrifts & Mortgage Finance–1.0%
Housing Development Finance Corp.	453,720	27,014,499

		455,592,964

Energy–14.2%
Energy Equipment & Services–0.5%
Tenaris SA (ADR)	305,010	15,204,900

Oil, Gas & Consumable Fuels–13.7%
Cairn India Ltd.(a)	2,357,231	13,156,780
Chennai Petroleum Corp. Ltd.	382,372	2,662,211
China Petroleum & Chemical Corp.–Class H	40,295,000	34,805,122
China Shenhua Energy Co. Ltd.–Class H	1,993,500	8,060,041
CNOOC Ltd.	17,798,000	26,174,432
Gazprom OAO (Sponsored) (ADR)	1,083,676	55,267,476
The Great Eastern Shipping Co. Ltd.	979,790	9,263,186
GS Holdings Corp.	133,400	5,209,992
LUKOIL (London) (Sponsored) (ADR)	109,900	9,418,925
LUKOIL (US) (Sponsored) (ADR)	609,582	52,302,136
OAO Gazprom (ADR)	268,409	13,677,839
PetroChina Co. Ltd.–Class H	10,838,000	13,527,922
Petroleo Brasileiro SA (Sponsored) (ADR)	558,180	47,272,264
PTT Aromatics & Refining PCL	8,627,219	10,343,894
PTT PCL	2,807,800	28,180,556
Reliance Industries Ltd.	247,771	13,882,168
Sasol Ltd.	400,226	19,275,179
Thai Oil PCL	3,820,700	8,494,489
Tupras–turkiye Petrol Rafinerileri A.S.	568,050	12,586,719

		383,561,331

		398,766,231

Information Technology–11.7%
Communications Equipment–0.7%
AAC Acoustic Technology Holdings, Inc.(a)	8,743,000	7,095,811
BYD Electronic International Co. Ltd.(a)	9,832,000	12,519,530

		19,615,341

Computers & Peripherals–2.3%
Asustek Computer, Inc.	3,243,000	9,552,922
CMC Magnetics Corp.(a)	26,933,000	8,902,895

Company	Shares	U.S. $ Value

Compal Electronics, Inc.	12,849,946	$12,356,055
High Tech Computer Corp.	256,000	5,782,896
InnoLux Display Corp. (GDR)(a)(b)	2,651,222	13,945,428
Quanta Computer, Inc.	742,210	1,029,239
Ritek Corp.(a)	12,760,000	3,334,560
Wistron Corp.	5,153,233	8,233,687
Wistron Corp. (GDR)(b)	189,934	3,025,649

		66,163,331

Electronic Equipment & Instruments–2.2%
AU Optronics Corp.	2,423,523	4,185,103
AU Optronics Corp. (Sponsored) (ADR)	817,011	14,044,419
Chunghwa Picture Tubes Ltd.(a)	9,626,000	2,957,002
DataTec Ltd.	1,265,000	4,268,333
HON HAI Precision Industry Co. Ltd.	2,919,800	16,809,867
Kinsus Interconnect Technology Corp.	2,155,000	5,784,205
LG.Philips LCD Co. Ltd.	292,920	13,079,640

		61,128,569

Semiconductors & Semiconductor Equipment–6.5%
Hynix Semiconductor, Inc.(a)	1,146,400	32,326,415
Powerchip Semiconductor Corp.	48,191,570	18,111,610
Samsung Electronics Co. Ltd.	112,988	71,448,232
Siliconware Precision Industries Co.	7,540,331	12,708,029
Taiwan Semiconductor Manufacturing Co. Ltd.	8,327,156	17,232,843
United Microelectronics Corp.	48,215,403	29,372,396

		181,199,525

		328,106,766

Telecommunication Services–11.0%
Diversified Telecommunication Services–4.5%
Brasil Telecom Participacoes SA (ADR)	120,700	7,901,022
Carso Global Telecom SA de CV(a)	738,200	3,888,421
China Netcom Group Corp. Ltd.	7,789,700	22,398,164
China Telecom Corp. Ltd.–Class H	17,616,000	11,136,721
Global Village Telecom Holding SA(a)	428,800	8,088,722
Tele Norte Leste Participacoes SA (ADR)	342,600	9,092,604
Telefonos de Mexico SA de CV	4,797,300	9,060,227
Telefonos de Mexico SA de CV (ADR)	514,100	19,330,160
Telekomunikasi Indonesia Tbk PT	27,114,000	28,601,753
Telemar Norte Leste SA	132,500	6,871,545

		126,369,339

Wireless Telecommunication Services–6.5%
America Movil SAB de CV Series L (ADR)	688,400	43,844,196
Bharti Airtel Ltd.(a)	627,733	12,838,893
Cellcom Israel Ltd.	126,000	3,960,180

Schedule of Investments—Emerging Markets Portfolio	9

Company	Shares	U.S. $ Value

China Mobile Ltd.	2,122,500	$31,889,947
Digi.Com BHD	466,300	3,566,365
Mobile Telesystems OJSC (ADR)	179,400	13,607,490
MTN Group Ltd.	1,241,746	18,876,302
Partner Communications Co.	917,960	20,692,695
Philippine Long Distance Telephone Co. (ADR)	73,400	4,878,164
Philippine Long Distance Telephone Co.	73,500	4,914,749
Turkcell Iletisim Hizmet AS (ADR)	88,600	1,850,854
Turkcell Iletisim Hizmet AS	1,042,658	8,639,204
Vimpel-Communications (ADR)	374,900	11,205,761

		180,764,800

		307,134,139

Industrials–7.0%
Air Freight & Logistics–0.2%
Imperial Holdings Ltd.(a)	422,400	4,137,927

Airlines–0.1%
Thai Airways International PCL	2,454,800	2,261,051

Construction & Engineering–2.3%
Aveng Ltd.	761,692	5,449,768
China Communications Construction Co. Ltd.–Class H	10,024,000	22,527,075
Daelim Industrial Co.	35,376	4,549,346
Empresas ICA SAB de CV(a)	796,700	4,752,764
Empresas ICA SAB de CV (ADR)(a)	115,600	2,733,940
GS Engineering & Construction Corp.	69,736	10,291,043
Orascom Construction Industries (London) (GDR)(b)	25,198	3,776,838
Orascom Construction Industries (NYSE) (GDR)(b)	70,838	10,607,991

		64,688,765

Electrical Equipment–0.9%
Bharat Heavy Electricals Ltd.	263,778	13,392,107
Harbin Power Equipment–Class H	5,022,000	9,029,197
Walsin Lihwa Corp.	6,434,000	3,191,989

		25,613,293

Industrial Conglomerates–1.9%
Alfa SA de CV–Class A	2,374,900	15,888,081
Barloworld Ltd.	276,212	3,677,238
Bidvest Group Ltd.	749,400	10,359,957
Murray & Roberts Holdings Ltd.	1,011,090	11,926,227
Sime Darby Bhd(a)	4,186,600	12,238,459

		54,089,962

Machinery–0.3%
Hanjin Heavy Industries & Construction Co. Ltd.	106,760	6,772,053

Marine–1.1%
China Shipping Development Co. Ltd.–Class H	2,230,000	7,117,952

Company	Shares	U.S. $ Value

Precious Shipping PCL	1,896,000	$1,463,325
Regional Container Lines PCL	5,141,900	3,984,830
Sinotrans Shipping Ltd.(a)	20,599,000	13,630,942
Thoresen Thai Agencies PCL	2,743,100	3,702,771

		29,899,820

Road & Rail–0.1%
Localiza Rent A CAR	345,200	3,287,338

Transportation Infrastructure–0.1%
Novorossiysk Commercial Sea Port (GDR)(a)(b)	248,446	3,726,690

		194,476,899

Consumer Discretionary–4.9%
Auto Components–0.5%
Hyundai Mobis	180,260	14,101,119

Automobiles–1.7%
Ford Otomotiv Sanayi AS	625,261	4,882,206
Great Wall Motor Co. Ltd.–Class H	7,429,000	7,205,644
Hyundai Motor Co.	417,810	33,365,811
Hyundai Motor Co. (Preference)	75,740	2,501,949

		47,955,610

Hotels Restaurants & Leisure–0.1%
Magnum Corp. BHD	4,177,100	4,407,559

Household Durables–1.1%
Gafisa SA (ADR)(a)	214,400	7,152,384
LG Electronics, Inc.	137,080	17,617,205
Urbi Desarrollos Urbanos SA de C.V.(a)	1,728,300	5,683,728

		30,453,317

Media–0.2%
Focus Media Holding Ltd. (ADR)(a)	88,400	3,107,260
Megacable Holdings SAB de CV(a)	585,900	1,569,520

		4,676,780

Multiline Retail–0.7%
Lojas Renner SA	455,100	8,584,835
Lotte Shopping Co. Ltd.	33,142	10,083,303

		18,668,138

Specialty Retail–0.1%
Foschini Ltd.	715,200	3,393,500

Textiles Apparel & Luxury Goods–0.5%
Pacific Textile Holdings Ltd.	5,630,000	1,140,922
POU Chen Corp.	6,868,797	6,703,061
Weiqiao Textile Co.–Class H	3,936,100	5,096,541

		12,940,524

		136,596,547

Consumer Staples–3.6%
Beverages–1.0%
Central European Distribution Corp.(a)	147,076	8,558,353

10	Sanford C. Bernstein Fund, Inc.—2008 Semi-Annual Report

Company	Shares	U.S. $ Value

Cia de Bebidas das Americas (ADR)	130,447	$9,855,271
Compania Cervecerias Unidas SA	173,000	1,223,062
Compania Cervecerias Unidas SA (ADR)	27,500	971,850
Fomento Economico Mexicano SAB de CV (ADR)	184,527	7,709,538

		28,318,074

Food & Staples Retailing–0.3%
Centros Comerciales Sudamericanos SA	1,157,303	4,951,983
Wal-Mart de Mexico SAB de CV Series V	488,437	2,081,287

		7,033,270

Food Products–1.4%
China Yurun Food Group Ltd.	19,956,000	25,327,772
Marfrig Friforificos E Comer	501,900	5,119,969
Multiexport Foods SA(a)	1,750,016	604,593
Universal Robina Corp.	10,337,000	3,477,535
Wimm-Bill-Dann Foods OJSC (ADR)	58,388	5,983,603

		40,513,472

Tobacco–0.9%
ITC Ltd.	1,963,501	10,001,586
KT&G Corp.	194,761	15,296,857

		25,298,443

		101,163,259

Utilities–2.1%
Electric Utilities–1.1%
CEZ	190,515	14,562,947
Eletropaulo Metropolitana de Sao Paulo SA	98,315,200	7,732,090
Enersis SA (ADR)	484,200	8,560,656

		30,855,693

Independent Power Producers & Energy Traders–0.1%
Glow Energy PCL	4,053,900	4,120,209

Water Utilities–0.9%
Cia de Saneamento Basico do Estado de Sao Paulo	925,600	20,366,681
Cia de Saneamento de Minas Gerais-COPASA	247,800	3,643,495

		24,010,176

		58,986,078

Health Care–1.9%
Health Care Equipment & Supplies–0.2%
China Medical Technologies, Inc. (ADR)	144,200	5,925,178

Company	Shares	U.S. $ Value

Health Care Providers & Services–0.3%
Network Healthcare Holdings Ltd.(a)	6,699,581	$7,072,171

Pharmaceuticals–1.4%
Ranbaxy Laboratories Ltd.	1,271,925	13,908,889
Simcere Pharmaceutical Group (ADR)(a)	596,700	6,241,482
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	404,900	18,702,331
The United Laboratories Ltd.(a)	4,286,000	1,662,173

		40,514,875

		53,512,224

Financial–1.2%
Commercial Banks–1.2%
Investimentos Itau SA	5,815,237	34,135,147

Total Common Stocks (cost $2,097,310,623)		2,597,350,819

NON-CONVERTIBLE–PREFERRED STOCKS–5.0%

Energy–1.9%
Oil, Gas & Consumable Fuels–1.9%
Petroleo Brasileiro SA	1,254,000	52,877,107

Materials–1.8%
Metals & Mining–1.8%
Usinas Siderurgicas de Minas Gerais SA–Class A	911,000	51,087,023

Information Technology–1.0%
Semiconductors & Semiconductor Equipment–1.0%
Samsung Electronics Co. Ltd.	60,530	27,428,633

Utilities–0.3%
Independent Power Producers & Energy Traders–0.3%
Cia Paranaense de Energia	478,400	7,822,019

Total Non-Convertible–Preferred Stocks (cost $66,364,525)		139,214,782

WARRANTS–0.6%

Financials–0.6%
Commercial Banks–0.6%
Sberbank, expiring 2/23/10(a) (cost $20,627,872)	5,269	16,458,986

Schedule of Investments—Emerging Markets Portfolio	11

Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–0.9%
Repurchase Agreements–0.9%
State Street Bank & Trust Co. 1.00%, 3/31/2008 due 4/01/08 in the amount of $26,289,730 (collateralized by $23,230,000 U.S. Treasury Note, 2.00%, due 1/15/16, value $26,816,985) (cost $26,289,000)	$26,289	$26,289,000
Total Investments—99.3% (cost $2,210,592,020)(c)		2,779,313,587

Other assets less liabilities—0.7%		19,172,493

Net Assets—100.0%		$2,798,486,080

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, the aggregate market value of these securities amounted to $85,005,758 or 3.0% of net assets.
(c)	At March 31, 2008, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $710,970,620 and gross unrealized depreciation of investments was $142,249,053, resulting in net unrealized appreciation of $568,721,567 (excluding foreign currency transactions).

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

See notes to financial statements.

12	Sanford C. Bernstein Fund, Inc.—2008 Semi-Annual Report

SCB–ST–1946–0308

Sanford C. Bernstein Fund, Inc.

March 31, 2008

Schedule of Investments To the Semiannual Report For the Taxable Bond Portfolios

Intermediate Duration

Short Duration Plus

U.S. Government Short Duration

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Intermediate Duration Portfolio

March 31, 2008 (unaudited)

	Principal Amount (000)	U.S. $ Value

CORPORATES-INVESTMENT GRADE–28.9%
Corporates–28.9%
Financial Institutions–12.2%
Banking–5.1%
Bank of America Corp. 3.375%, 2/17/09(a)	$5,970	$5,972,442
BankAmerica Capital II 8.00%, 12/15/26(a)	5,954	6,126,029
Barclays Bank PLC 8.55%, 6/15/11(a)(b)(c)	6,460	6,754,886
BK Tokyo-Mitsub UFJ NY 7.40%, 6/15/11(a)	1,210	1,325,238
BOI Capital Funding Number 2 5.571%, 2/01/16(a)(b)	1,500	1,184,393
Citicorp 6.375%, 11/15/08(a)	2,325	2,370,698
Citigroup, Inc. 3.625%, 2/09/09(a)	13,185	13,150,508
5.00%, 9/15/14(a)	7,128	6,717,613
6.20%, 3/15/09(a)	7,395	7,518,962
Compass Bank 5.50%, 4/01/20(a)	14,779	13,131,319
JP Morgan Chase & Co. 3.50%, 3/15/09(a)	13,195	13,152,037
6.25%, 1/15/09(a)	11,881	12,099,076
Marshall & Ilsley Corp. 4.375%, 8/01/09(a)	10,235	10,067,064
5.00%, 1/17/17(a)	10,435	9,287,797
5.626%, 8/17/09(a)	6,126	6,130,533
Mellon Funding Corp. 3.25%, 4/01/09(a)	7,363	7,331,913
Mitsubishi UFG Capital Finance 1, Ltd. 6.346%, 7/25/16(a)	3,245	2,644,347
National City Bank of Pennsylvania 6.25%, 3/15/11(a)	12,645	12,139,567
RBS Capital Trust III 5.512%, 9/30/14(a)(c)	10,580	8,690,528
Regions Financial Corp. 6.375%, 5/15/12(a)	12,860	13,005,459
Resona Bank, Ltd. 5.85%, 4/15/16(a)(b)	1,300	1,080,313
Resona Preferred Global Securities 7.191%, 7/30/15(a)(b)(c)	2,460	2,148,387
Royal Bank of Scotland Group PLC 6.40%, 4/01/09(a)	8,598	8,806,957

	Principal Amount (000)	U.S. $ Value

Sumitomo Mitsui Banking Corp. 5.625%, 10/15/15(a)(b)(c)	$2,270	$1,920,014
Suntrust Bank 3.196%, 6/02/09(a)(c)	4,770	4,512,276
The Huntington National Bank Senior Note 4.375%, 1/15/10(a)	4,100	4,050,173
UBS Preferred Funding Trust I 8.622%, 10/01/10(a)	6,990	6,938,756
UFJ Finance Aruba AEC 6.75%, 7/15/13(a)	2,366	2,631,879
Union Bank of California NA 5.95%, 5/11/16(a)	13,165	12,858,690
Union Planters Corp. 7.75%, 3/01/11(a)	8,539	8,977,392
US Bancorp 5.30%, 4/28/09(a)	12,890	13,128,994
Wachovia Capital Trust III 5.80%, 3/15/11(a)	5,965	4,250,063
Wachovia Corp. 3.625%, 2/17/09(a)	13,145	13,104,066
5.625%, 12/15/08(a)	5,584	5,630,269
Wells Fargo & Co. 3.125%, 4/01/09(a)	13,440	13,298,611
4.20%, 1/15/10(a)	4,455	4,529,358
Zions Bancorporation 5.50%, 11/16/15(a)	4,040	3,615,562

		270,282,169

Brokerage–2.2%
Lehman Brothers Holdings, Inc. 4.80%, 3/13/14(a)	3,322	2,886,795
5.75%, 1/03/17(a)	2,176	1,965,770
6.20%, 9/26/14(a)	5,118	5,048,006
6.50%, 7/19/17(a)	4,102	3,895,448
7.875%, 11/01/09(a)	10,672	10,841,877
Merrill Lynch & Co., Inc. 4.125%, 1/15/09–9/10/09(a)	9,183	9,025,255
6.00%, 2/17/09(a)	13,075	13,101,621
6.05%, 5/16/16(a)	3,400	3,226,342
The Bear Stearns Cos., Inc. 5.55%, 1/22/17(a)	12,915	11,530,990
5.70%, 11/15/14(a)	13,815	13,291,536
7.625%, 12/07/09(a)	12,540	12,423,616
The Goldman Sachs Group, Inc. 3.875%, 1/15/09(a)	10,159	10,177,621
4.75%, 7/15/13(a)	4,795	4,662,600
6.65%, 5/15/09(a)	12,375	12,700,834
7.35%, 10/01/09(a)	2,746	2,887,109

		117,665,420

Finance–3.1%
American Express Centurion Bank 4.375%, 7/30/09(a)	7,386	7,398,859

Schedule of Investments—Intermediate Duration Portfolio	1

	Principal Amount (000)	U.S. $ Value

American Express Co. 4.75%, 6/17/09(a)	$5,821	$5,839,202
American General Finance Corp. Medium-Term Note 4.625%, 5/15/09(a)	10,015	9,934,650
Capital One Bank 4.25%, 12/01/08(a)	4,534	4,468,733
5.00%, 6/15/09(a)	12,970	12,787,759
6.50%, 6/13/13(a)	2,884	2,722,161
Capital One Financial Corp. 4.80%, 2/21/12(a)	6,190	5,615,908
6.75%, 9/15/17(a)	1,437	1,363,098
CIT Group Funding Co. of Canada 5.60%, 11/02/11(a)	4,180	3,419,495
CIT Group, Inc. 5.125%, 9/30/14(a)	2,615	1,990,292
5.85%, 9/15/16(a)	11,860	9,116,699
7.625%, 11/30/12(a)	10,740	8,926,390
Countrywide Financial Corp. 5.80%, 6/07/12(a)	1,664	1,507,562
Countrywide Home Loans, Inc. Medium-Term Note, Series L 4.00%, 3/22/11(a)	5,240	4,673,283
General Electric Capital Corp. 4.375%, 11/21/11(a)	6,275	6,385,678
HSBC Finance Corp. 5.875%, 2/01/09(a)	5,630	5,672,225
6.50%, 11/15/08(a)	12,735	12,887,018
7.00%, 5/15/12(a)	6,575	6,819,669
International Lease Finance Corp. 3.50%, 4/01/09(a)	13,120	12,923,056
6.375%, 3/15/09(a)	12,720	12,870,376
iStar Financial, Inc.
5.15%, 3/01/12(a)	2,970	2,197,800
5.65%, 9/15/11(a)	7,370	5,601,200
SLM Corp.
5.375%, 1/15/13(a)	12,175	9,330,555
5.45%, 4/25/11(a)	14,475	11,638,465

		166,090,133

Insurance–1.3%
Aegon N.V. 4.75%, 6/01/13(a)	1,910	1,869,817
Allied World Assurance Co. Holdings, Ltd. 7.50%, 8/01/16(a)	3,165	3,247,062
Allstate Life Global Funding Trusts 4.50%, 5/29/09(a)	5,702	5,769,865
Berkshire Hathaway Finance Corp. 4.20%, 12/15/10(a)	5,700	5,872,602
Genworth Financial, Inc. 4.75%, 6/15/09(a)	5,027	5,050,692
5.231%, 5/16/09(a)	4,447	4,485,885

	Principal Amount (000)	U.S. $ Value

Humana, Inc. Senior Note 6.30%, 8/01/18(a)	$3,550	$3,528,359
Liberty Mutual Group 5.75%, 3/15/14(a)(b)	4,025	4,158,445
7.80%, 3/15/37(a)(b)	6,060	5,088,946
MetLife, Inc. 5.00%, 11/24/13(a)	4,125	4,319,015
Prudential Financial, Inc. 5.15%, 1/15/13(a)	7,695	7,683,311
The Allstate Corp. 6.125%, 5/15/37(a)(c)	11,695	10,768,639
UnitedHealth Group, Inc. 4.125%, 8/15/09(a)	4,145	4,107,749

		65,950,387

Real Estate Investment Trust–0.5%
Healthcare Realty Trust, Inc. 5.125%, 4/01/14(a)	7,075	6,571,635
Mack-Cali Realty LP 7.25%, 3/15/09(a)	2,015	2,039,670
Simon Property Group LP 5.00%, 3/01/12(a)	13,115	12,767,702
5.625%, 8/15/14(a)	5,792	5,583,256

		26,962,263

		646,950,372

Industrial–14.2%
Basic–2.0%
Alcoa, Inc. 6.50%, 6/01/11(a)	4,685	4,921,162
BHP Billiton Finance, Ltd. 7.25%, 3/01/16(a)	9,538	10,477,732
Inco, Ltd. 7.75%, 5/15/12(a)	18,160	20,052,708
International Paper Co.
4.25%, 1/15/09(a)	5,395	5,393,079
5.30%, 4/01/15(a)	5,170	4,814,568
International Steel Group, Inc. 6.50%, 4/15/14(a)	5,565	5,729,579
Packaging Corp. of America 5.75%, 8/01/13(a)	4,135	4,169,130
PPG Industries, Inc. 5.75%, 3/15/13(a)	11,735	12,106,119
The Dow Chemical Co. 7.375%, 11/01/29(a)	760	815,316
Union Carbide Corp. 7.75%, 10/01/96(a)	3,600	3,289,100
United States Steel Corp.
5.65%, 6/01/13(a)	13,189	12,773,573
6.05%, 6/01/17(a)	13,580	12,561,120
Westvaco Corp. 8.20%, 1/15/30(a)	1,700	1,747,282
Weyerhaeuser Co. 5.95%, 11/01/08(a)	4,060	4,121,943

		102,972,411

2	Sanford C. Bernstein Fund, Inc.—2008 Semi-Annual Report

	Principal Amount (000)	U.S. $ Value

Capital Goods–0.9%
Caterpillar Financial Services Corp. 4.50%, 6/15/09(a)	$6,810	$6,885,931
Hutchison Whampoa International, Ltd. 7.45%, 11/24/33(a)(b)	5,920	6,082,107
Illinois Tool Works, Inc. 5.75%, 3/01/09(a)	5,233	5,365,526
John Deere Capital Corp. 4.875%, 3/16/09(a)	13,170	13,342,343
Lafarge SA 6.15%, 7/15/11(a)	6,683	6,817,622
Mohawk Industries, Inc. 6.125%, 1/15/16(a)	5,440	5,340,018
TYCO International Group, SA 6.00%, 11/15/13(a)	4,950	4,970,622

		48,804,169

Communications-Media–1.6%
British Sky Broadcasting Group PLC 6.875%, 2/23/09(a)	12,875	13,214,166
BSKYB Finance United Kingdom PLC 5.625%, 10/15/15(a)(b)	6,400	6,397,901
CBS Corp.
5.625%, 8/15/12	2,880	2,810,817
6.625%, 5/15/11(a)	2,435	2,483,795
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22(a)	5,575	6,785,215
Comcast Cable Communications, LLC 6.20%, 11/15/08(a)	2,694	2,726,210
Comcast Corp. 5.30%, 1/15/14(a)	4,800	4,710,710
Cox Enterprises, Inc. 4.375%, 5/01/08(a)(b)	6,050	6,052,033
News America Holdings, Inc. 9.25%, 2/01/13(a)	4,810	5,581,716
News America, Inc. 6.55%, 3/15/33(a)	3,525	3,456,968
R. R. Donnelley & Sons Co. 4.95%, 4/01/14(a)	2,635	2,422,545
Time Warner Entertainment Co. Senior Debenture 8.375%, 3/15/23(a)	10,450	11,579,655
Turner Broadcasting System, Inc. 8.375%, 7/01/13(a)	11,372	12,427,208
WPP Finance Corp. 5.875%, 6/15/14(a)	3,490	3,485,236

		84,134,175

	Principal Amount (000)	U.S. $ Value

Communications-Telecommunications–3.4%
AT&T Corp.
7.30%, 11/15/11(a)	$5,600	$6,065,534
8.00%, 11/15/31(a)	1,800	2,103,316
Embarq Corp.
6.738%, 6/01/13(a)	795	768,766
7.082%, 6/01/16(a)	19,015	18,002,204
New Cingular Wireless Services, Inc.
7.875%, 3/01/11(a)	8,465	9,207,457
8.125%, 5/01/12(a)	23,740	26,567,244
8.75%, 3/01/31(a)	5,010	6,080,106
Qwest Corp.
Senior Note
7.875%, 9/01/11(a)	11,690	11,660,775
8.875%, 3/15/12(a)	8,685	8,858,700
Sprint Capital Corp.
7.625%, 1/30/11(a)	12,730	11,775,250
8.375%, 3/15/12(a)	20,520	18,981,000
Telecom Italia Capital SA
4.00%, 11/15/08–1/15/10(a)	14,640	14,391,904
6.375%, 11/15/33(a)	1,375	1,202,268
Telefonos de Mexico SAB de CV 4.50%, 11/19/08(a)	11,614	11,615,870
Verizon Communications, Inc. 4.90%, 9/15/15(a)	4,390	4,248,927
Verizon New Jersey, Inc. Debenture 5.875%, 1/17/12(a)	5,695	5,870,913
Vodafone Group PLC
5.50%, 6/15/11(a)	8,020	8,156,019
7.75%, 2/15/10(a)	12,335	13,072,263

		178,628,516

Consumer Cyclical-Automotive–0.1%
Daimler Finance North America 4.875%, 6/15/10(a)	2,995	3,013,093

Consumer Cyclical-Other–0.5%
Starwood Hotels & Resorts Worldwide, Inc.
7.375%, 11/15/15(a)	7,671	7,464,067
7.875%, 5/01/12(a)	12,363	12,909,494
Toll Brothers Finance Corp.
5.15%, 5/15/15(a)	1,260	1,139,669
6.875%, 11/15/12(a)	4,005	4,021,028

		25,534,258

Consumer Cyclical-Retailer–0.0%
Limited Brands, Inc. 6.90%, 7/15/17(a)	1,704	1,518,014

Consumer Non-Cyclical–3.1%
Abbott Laboratories 3.50%, 2/17/09(a)	13,244	13,285,758
Baxter FinCo BV 4.75%, 10/15/10(a)	11,369	11,742,312

Schedule of Investments—Intermediate Duration Portfolio	3

	Principal Amount (000)	U.S. $ Value

Bunge, Ltd. Finance Corp.
5.10%, 7/15/15(a)	$5,361	$5,316,466
5.875%, 5/15/13(a)	3,645	3,799,523
Cadbury Schweppes Finance 5.125%, 10/01/13(a)(b)	11,945	11,488,665
ConAgra Foods, Inc. 7.875%, 9/15/10(a)	1,223	1,336,107
Fisher Scientific International, Inc.
6.125%, 7/01/15(a)	1,473	1,467,011
6.75%, 8/15/14(a)	2,206	2,250,071
Kraft Foods, Inc.
5.25%, 10/01/13(a)	6,910	6,909,896
6.25%, 6/01/12(a)	25,390	26,441,248
Reynolds American, Inc.
7.25%, 6/01/13(a)	11,680	12,371,000
7.625%, 6/01/16(a)	11,435	12,031,495
Safeway, Inc.
4.125%, 11/01/08(a)	2,809	2,818,610
6.50%, 3/01/11(a)	1,895	2,014,412
The Kroger Co. 7.25%, 6/01/09(a)	12,835	13,239,341
Tyson Foods, Inc. 6.85%, 4/01/16(a)	11,850	11,864,339
Wyeth 5.50%, 2/01/14(a)	25,631	26,548,744

		164,924,998

Energy–1.5%
Amerada Hess Corp. 7.875%, 10/01/29(a)	3,617	4,292,442
Canadian Natural Resources, Ltd. 5.15%, 2/01/13(a)	3,700	3,774,444
ConocoPhillips 6.375%, 3/30/09(a)	12,822	13,175,541
Gaz Capital for Gazprom 6.212%, 11/22/16(a)(b)	24,820	23,001,191
Premcor Refining Group, Inc. 7.50%, 6/15/15(a)	6,453	6,757,182
StatoilHydro ASA 6.36%, 1/15/09(a)	3,784	3,874,774
Texaco Capital, Inc. 5.50%, 1/15/09(a)	13,095	13,301,037
Valero Energy Corp. 6.875%, 4/15/12(a)	6,055	6,508,707
Weatherford International, Ltd.
5.15%, 3/15/13(a)	4,975	4,979,318
6.00%, 3/15/18(a)	1,890	1,899,845

		81,564,481

Technology–0.9%
Cisco Systems, Inc. 5.25%, 2/22/11(a)	3,090	3,225,598
Computer Sciences Corp. 5.50%, 3/15/13(a)(b)	7,070	7,093,727

	Principal Amount (000)	U.S. $ Value

Electronic Data Systems Corp. 6.50%, 8/01/13(a)	$13,077	$12,961,635
International Business Machines Corp.
4.375%, 6/01/09(a)	1,720	1,756,110
5.375%, 2/01/09(a)	5,721	5,829,682
Motorola, Inc.
6.50%, 9/01/25(a)	6,135	5,037,847
7.50%, 5/15/25(a)	980	854,788
7.625%, 11/15/10(a)	609	631,148
Xerox Corp.
7.625%, 6/15/13(a)	2,255	2,331,393
9.75%, 1/15/09(a)	8,369	8,695,383

		48,417,311

Transportation-Airlines–0.1%
United Air Lines, Inc. 6.636%, 7/02/22(a)	5,472	4,993,283
Transportation-Railroads–0.1%
Norfolk Southern Corp. 6.20%, 4/15/09(a)	5,315	5,470,389
Transportation-Services–0.0%
FedEx Corp. 3.50%, 4/01/09(a)	1,922	1,910,758

		751,885,856

Utilities–2.5%
Electric–1.7%
Carolina Power & Light Co. 6.50%, 7/15/12(a)	5,775	6,220,391
Consumers Energy Co. Series C 4.25%, 4/15/08(a)	2,810	2,809,992
Exelon Corp. 6.75%, 5/01/11(a)	7,415	7,824,219
FirstEnergy Corp.
6.45%, 11/15/11(a)	25,275	26,456,808
7.375%, 11/15/31(a)	7,850	8,539,238
MidAmerican Energy Holdings Co. Senior Note 5.875%, 10/01/12(a)	2,400	2,536,123
NiSource Finance Corp. 7.875%, 11/15/10(a)	3,010	3,272,027
Pacific Gas & Electric Co.
3.60%, 3/01/09(a)	13,370	13,336,936
4.80%, 3/01/14(a)	3,280	3,308,418
Progress Energy, Inc. 7.10%, 3/01/11(a)	2,282	2,456,395
Public Service Co. of Colorado 7.875%, 10/01/12(a)	2,545	2,933,672
TXU Australia Holdings Pty, Ltd. 6.15%, 11/15/13(a)(b)	5,805	6,050,743
Wisconsin Energy Corp. 6.25%, 5/15/67(a)(c)	5,810	5,184,257

		90,929,219

4	Sanford C. Bernstein Fund, Inc.—2008 Semi-Annual Report

	Principal Amount (000)	U.S. $ Value

Natural Gas–0.8%
Duke Energy Field Services Corp. 7.875%, 8/16/10(a)	$2,100	$2,251,286
Enterprise Products Operating LP Series B 5.60%, 10/15/14(a)	3,310	3,311,751
Sempra Energy 4.75%, 5/15/09(a)	13,220	13,338,782
The Williams Cos., Inc.
7.875%, 9/01/21(a)	3,235	3,505,931
8.125%, 3/15/12(a)	4,705	5,140,213
TransCanada Pipelines, Ltd. Subordinated Note 6.35%, 5/15/67(a)(c)	12,800	11,313,715

		38,861,678

		129,790,897

Total Corporates—Investment Grade (cost $1,567,153,532)		1,528,627,125

MORTGAGE PASS-THRUS–26.5%
Agency ARMS–4.8%
Federal Home Loan Mortgage Corp.
5.676%, 1/01/38(a)(c)	24,289	24,704,558
5.844%, 8/01/37(a)(c)	24,344	24,970,803
5.845%, 12/01/36(a)(c)	5,477	5,613,779
5.933%, 3/01/37(a)(c)	14,562	14,916,939
5.935%, 11/01/36(a)(c)	23,345	23,988,258
5.955%, 12/01/36(a)(c)	14,666	15,056,924
5.987%, 2/01/37(a)(c)	20,588	21,155,063
6.043%, 3/01/37(a)(c)	27,892	28,647,972
6.116%, 1/01/37(a)(c)	26,833	27,637,239
Federal National Mortgage Association
5.693%, 12/01/36(a)(c)	10,929	11,227,460
5.708%, 12/01/37(a)(c)	6,846	6,954,453
5.786%, 8/01/37(a)(c)	15,258	15,708,056
5.952%, 10/01/37(a)(c)	10,646	10,961,863
6.04%, 3/01/37(a)(c)	22,877	23,581,686

		255,125,053

Agency Fixed Rate 30-Year–21.7%
Federal Gold Loan Mortgage Corp.
4.50%, 8/01/35–3/01/37(a)	75,257	72,577,300
5.50%, 7/01/35(a)	18,625	18,877,918
7.00%, 2/01/37(a)	45,998	48,318,351
8.50%, 5/01/25(a)	—	4
Federal National Mortgage Association
4.50%, 8/01/35–8/01/37(a)	128,664	124,305,168

	Principal Amount (000)	U.S. $ Value

5.00%, 11/01/33–7/01/36(a)	$153,030	$151,745,307
5.50%, 4/01/33–3/01/37(a)	526,559	533,199,459
6.00%, 10/01/31–4/01/35(a)	43,435	44,666,969
6.50%, 9/01/36–12/01/37(a)	145,239	150,635,156
Government National Mortgage Association 8.50%, 11/15/26(a)	1	844

		1,144,326,476

Total Mortgage Pass-Thrus (cost $1,371,371,368)		1,399,451,529

COMMERCIAL MORTGAGE-BACKED SECURITIES–10.5%
Non-Agency Fixed Rate CMBS–10.4%
Banc of America Commercial Mortgage, Inc.
Series 2004-4 Class A3 4.128%, 7/10/42(a)	8,850	8,850,000
Series 2004-6 Class A2 4.161%, 12/10/42(a)	11,835	11,634,037
Series 2004-3 Class A5 5.316%, 6/10/39(a)	13,780	13,924,253
Series 2007-5 Class A4 5.492%, 2/10/51(a)	25,625	24,621,943
Series 2001-PB1 Class A2 5.787%, 5/11/35(a)	7,300	7,360,780
Bear Stearns Commercial Mortgage Securities, Inc. Series 2005-T18 Class A4 4.933%, 2/13/42(a)	12,490	12,065,661
Series 2006-PW11 Class A4 5.457%, 3/11/39(a)	15,615	15,584,863
Series 2007-PW18 Class A4 5.70%, 6/11/50(a)	25,685	25,804,634
Series 2006-PW12 Class A4 5.711%, 9/11/38(a)	18,895	18,727,927
Citigroup Commercial Mortgage Trust Series 2004-C1 Class A4 5.356%, 4/15/40(a)	10,310	10,370,607
Commercial Mortgage Asset Trust Series 1999-C1 Class A3 6.64%, 1/17/32(a)	0	80
Credit Suisse Mortgage Capital Certificates
Series 2006-C5 Class A3
5.311%, 12/15/39(a)	13,467	13,061,286
Series 2006-C3 Class A3
5.827%, 6/15/38(a)	3,555	3,534,041
CS First Boston Mortgage Securities Corp.
Series 2003-CK2 Class A2
3.861%, 3/15/36(a)	1,248	1,231,615
Series 2004-C1 Class A4
4.75%, 1/15/37(a)	4,400	4,280,651

Schedule of Investments—Intermediate Duration Portfolio	5

	Principal Amount (000)	U.S. $ Value

Series 2005-C1 Class A4
5.014%, 2/15/38(a)	$10,900	$9,733,676
GE Capital Commercial Mortgage Corp. Series 2005-C3 Class A3FX 4.863%, 7/10/45(a)	12,735	12,515,509
Greenwich Capital Commercial Funding Corp.
Series 2003-C1 Class A4
4.111%, 7/05/35(a)	9,240	8,826,745
Series 2005-GG3 Class A2
4.305%, 8/10/42(a)	13,565	13,347,765
Series 2003-C2 Class A3
4.533%, 1/05/36(a)	2,526	2,522,291
GS Mortgage Securities Corp. II Series 2004-GG2 Class A6 5.396%, 8/10/38(a)	100	99,971
JPMorgan Chase Commercial Mortgage Securities
Series 2004-C1 Class A2
4.302%, 1/15/38(a)	9,775	9,669,173
Series 2005-LDP4 Class A2
4.79%, 10/15/42(a)	8,210	8,041,047
Series 2005-LDP3 Class A2
4.851%, 8/15/42(a)	11,220	10,994,441
Series 2005-LDP1 Class A4
5.038%, 3/15/46(a)	13,750	12,943,835
Series 2006-CB17 Class A4
5.429%, 12/12/43(a)	23,950	23,106,828
Series 2006-CB14 Class A4
5.481%, 12/12/44(a)	6,750	6,674,010
Series 2006-CB16 Class A4 5.552%, 5/12/45(a)	21,000	20,484,141
Series 2007-LD11 Class A2 5.804%, 6/15/49(a)	29,120	28,662,475
Series 2006-CB15 Class A4 5.814%, 6/12/43(a)	11,915	11,843,411
LB-UBS Commercial Mortgage Trust Series 2004-C8 Class A2 4.201%, 12/15/29(a)	9,405	9,244,083
Series 2005-C1 Class A4 4.742%, 2/15/30(a)	8,990	8,634,882
Series 2004-C4 Class A4 5.125%, 6/15/29(a)	3,780	3,804,849
Series 2005-C7 Class A4 5.197%, 11/15/30(a)	10,140	10,021,261
Series 2006-C6 Class A4 5.372%, 9/15/39(a)	28,825	27,784,959
Series 2007-C6 Class A4 5.858%, 7/15/40(a)	17,515	17,306,967
Series 2007-C7 Class A3 5.866%, 9/15/45(a)	25,995	25,659,269

	Principal Amount (000)		U.S. $ Value

Merrill Lynch Mortgage Trust Series 2005-MKB2 Class A2 4.806%, 9/12/42(a)		$16,215	$16,068,256
Series 2005-CKI1 Class A6 5.244%, 11/12/37(a)		9,140	8,406,194
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2 Class A4 5.91%, 6/12/46(a)		11,735	11,999,859
Morgan Stanley Capital I Series 2005-T17 Class A5 4.78%, 12/13/41(a)		13,195	12,698,658
Series 2005-HQ5 Class A4 5.168%, 1/14/42(a)		16,915	16,632,812
Series 2007-T27 Class A4 5.65%, 6/13/42(a)		30,420	29,779,008

			548,558,753

Non-Agency Floating Rate CMBS–0.1%
GS Mortgage Securities Corp. II Series 2007-EOP Class E 3.52%, 3/06/20(a)(b)(c)		5,835	5,368,200

Total Commercial Mortgage-Backed Securities (cost $565,467,763)			553,926,953

GOVERNMENTS-TREASURIES–6.3%
Treasuries–6.3%
Poland Government 6.00%, 11/24/10(a)	PLN	129,775	58,088,937
United Mexican States 8.00%, 12/19/13(a)	MXN	1,074,820	103,834,717
United States Treasury Bonds 4.50%, 2/15/36(a)	U.S.$	1,650	1,704,527
United States Treasury Notes
2.125%, 1/31/10(a)(d)		71,880	72,492,130
3.625%, 10/31/09–12/31/12(a)		93,120	97,691,919

Total Governments–Treasuries (cost $321,861,946)			333,812,230

BANK LOANS–4.9%
Non-Investment Grade–4.9%
Financial Institutions–0.6%
Banking–0.1%
North Las Vegas 6.704%, 5/09/11(c)		2,028	1,561,666
10.954%, 5/30/12(c)		1,000	250,000

			1,811,666

6	Sanford C. Bernstein Fund, Inc.—2008 Semi-Annual Report

	Principal Amount (000)	U.S. $ Value

Brokerage–0.0%
Ameritrade Term Loan 4.21%, 12/31/12(c)	$1,000	$927,370

Finance–0.3%
Blue Pearl USA, Ltd. 10.11%, 9/30/12(c)	1,389	1,239,121
First Data Corp. 5.349%-5.446%, 9/24/14(c)	8,955	8,048,455
Gartmore Investment Management 5.644%, 5/11/14(c)	1,860	1,510,957
Invenergy 5.70%, 4/17/14(c)	3,483	3,378,025
LPL Holdings 4.696%, 6/28/13(c)	1,990	1,766,617
Natural Products Group 4.946%-5.494%, 3/08/14(c)	993	613,800
Peach Holding, Inc. 6.95%, 11/21/13(c)	975	744,247

		17,301,222

Financial-Other–0.1%
Chrysler Financial 6.80%, 8/03/12(c)	3,060	2,533,767
Grosvenor Capital Management 5.058%-5.111%, 12/05/13(c)	969	905,560

		3,439,327

Real Estate Investment Trust–0.1%
Capital Automotive REIT 4.87%, 12/16/10(c)	861	801,881
Crescent Resources, LLC 5.559%, 11/01/12(c)	5,900	4,056,250
Landsource Communities 9.00%, 2/27/13(c)	2,181	1,604,572

		6,462,703

		29,942,288

Industrial–4.0%
Basic–0.4%
Blitz 06-103 GMBH 4.938%, 12/04/13(c)	2,442	2,130,991
Celanese Holdings, LLC 6.229%, 4/02/14(c)	1,995	1,856,324
Georgia Pacific Corp. 4.446%-6.58%, 12/20/12(c)	3,184	2,952,967
Hexion Specialty 5.00%, 5/05/13(c)	789	732,805
7.00%, 5/05/13(c)	3,641	3,382,015
John Maneely Co. 6.345%-7.693%, 12/08/13(c)	6,334	5,388,949
Newpage Corp. 6.313%, 12/21/14(c)	1,700	1,660,071

	Principal Amount (000)	U.S. $ Value

Tegrant Corp. 8.18%, 3/08/15(c)	$600	$255,000
Univar Corp. 5.696%, 10/11/14(c)	2,000	1,815,450

		20,174,572

Capital Goods–0.4%
Building Materials Corp. 7.196%-7.75%, 11/10/13(c)	985	738,750
Champion Opco, LLC 5.059%, 5/11/13(c)	1,892	1,494,417
Clarke American Corp. 5.196%-7.33%, 6/30/14(c)	1,544	1,240,204
Dresser, Inc. 5.204%-5.565%, 5/04/14(c)	2,455	2,291,594
Fenwal, Inc. 0.00%, 2/28/14**	536	417,857
5.335%, 2/28/14(c)	3,182	2,482,071
GPS CCMP Merger Corp. 7.203%, 11/09/13(c)	3,420	2,708,994
Ravago Holdings America, Inc. 7.50%, 1/31/14(c)	1,980	1,584,000
Sequa Corp. 5.95%, 12/03/14(c)	1,496	1,413,492
Solo Cup Co. 6.10%-6.62%, 2/27/11(c)	632	589,413
United Subcontractor, Inc. 7.25%-7.681%, 12/27/12(c)	6,171	3,717,754
Veyance Technologies, Inc. 5.21%, 7/31/14(c)	313	254,051
5.75%, 7/31/14(c)	2,182	1,773,856

		20,706,453

Communications-Media–0.5%
Cablevision Systems Corp. 4.75%, 3/29/13(c)	2,205	2,051,157
Cequel Communications, LLC 11.36%, 5/04/15(c)	3,304	2,571,938
Charter Communications Operations 5.26%, 3/06/14(c)	7,750	6,541,852
Idearc, Inc. 4.71%, 11/17/14(c)	3,555	2,838,667
Nielsen Finance LLC 5.346%, 8/09/13(c)	2,985	2,693,834
Sirius Computer Solutions 7.58%, 11/30/12(c)	1,657	1,524,602
Thomson Learning 5.20%, 7/05/14(c)	2,488	2,118,728
Tribune Company 5.142%, 5/19/14(c)	491	328,172
Univision Communications, Inc. 0.00%, 9/29/14**	168	131,851
4.954%-5.494%, 9/29/14(c)	4,832	3,797,299
VML US Finance LLC 4.95%, 5/25/13(c)	750	675,683

		25,273,783

Schedule of Investments—Intermediate Duration Portfolio	7

	Principal Amount (000)	U.S. $ Value

Communications–Telecommunications–0.3%
Alltel Communications, Inc. 5.568%, 5/16/15(c)	$3,491	$3,151,202
Cellnet Group, Inc. 0.00%, 7/22/11**	600	522,000
4.856%, 7/22/11(c)	1,397	1,215,570
Cequel Communications Term Loan B 5.07%-6.646%, 4/04/13(c)	1,144	965,025
Level 3 Communications, Inc. 5.14%-5.69%, 3/13/14(c)	4,500	3,866,265
Proquest CSA, LLC 5.14%, 2/09/14(c)	3,823	3,498,350
Sorenson Communications, Inc. 9.70%, 2/16/14(c)	2,484	2,384,746
Telesat Canada 0.00%, 10/31/14**	107	99,139
5.71%-7.84%, 10/31/14(c)	1,838	1,701,503
5.79%-7.25%, 10/31/14(c)	50	46,653

		17,450,453

Consumer Cyclical-Automotive–0.4%
Allison Transmission, Inc. 5.74%-5.75%, 8/07/14(c)	1,496	1,311,433
Delphi Corp. 6.75%, 1/11/16(c)	4,000	3,934,000
Ford Motor Co. 5.80%, 12/15/13(c)	4,938	4,040,900
General Motors Corp. 7.056%, 11/29/13(c)	1,238	1,082,503
Lear Corp. 5.204%-5.435%, 4/25/12(c)	2,478	2,253,831
Oshkosh Truck Corp. 4.76%, 12/06/13(c)	4,444	4,152,151
Visteon Corp. 7.194%, 5/31/13(c)	5,000	3,866,650

		20,641,468

Consumer Cyclical-Other–0.2%
Hanesbrands,, Inc. 4.424%-4.994%, 9/05/13(c)	639	608,707
Metro-Goldwyn-Mayer 5.946%, 4/08/12(c)	1,985	1,555,943
Seminole Tribe of Florida 4.125%-4.625%, 3/05/14(c)	117	111,172
4.625%, 3/05/14(c)	423	400,143
5.563%, 3/05/14(c)	419	392,936
Six Flags Theme Parks, Inc. 4.85%-5.35%, 4/30/15(c)	5,955	4,835,937
Wimar Opco LLC 8.50%, 1/03/12(c)	2,700	2,562,597

		10,467,435

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical-Retailers–0.2%
Mattress Holding Corp. 5.50%, 1/18/14(c)	$496	$332,492
Michaels Stores, Inc. 4.875%-6.00%, 10/31/13(c)	3,474	2,907,418
Neiman Marcus Group, Inc. 4.758%, 4/06/13(c)	3,000	2,777,130
Rite Aid Corp. 4.16%-4.62%, 6/04/14(c)	1,000	898,000
Supervalu, Inc. 4.186%, 6/02/12(c)	911	874,180
Targus Group International 7.32%-8.345%, 11/22/12(c)	2,904	2,362,048

		10,151,268

Consumer Non-Cyclical–0.6%
Aramark Corp. 4.571%, 1/26/14(c)	1,853	1,724,902
7.223%, 1/26/14(c)	118	109,699
Best Brands Corp. 10.229%, 12/18/12(c)	299	269,013
Carestream Health, Inc. 4.696%-5.244%, 4/30/13(c)	967	792,045
Community Health Systems, Inc. Delayed Draw 0.00%, 7/25/14**	186	170,948
Term Loan B 5.335%, 7/25/14(c)	3,628	3,341,403
Constellation Brands, Inc. 4.188%-6.438%, 6/05/13(c)	1,750	1,666,140
HCA, Inc. 4.946%, 11/17/13(c)	5,941	5,449,921
Health Management Associates 4.446%, 2/28/14(c)	1,958	1,676,997
IM US Holdings, LLC 9.40%, 6/26/14(c)	1,990	1,749,279
Manor Care, Inc. 5.428%-7.00%, 11/09/14(c)	1,500	1,305,000
Mylan Laboratories, Inc. 5.938%-6.25%, 10/02/14(c)	1,496	1,443,253
Spectrum Brands, Inc. 7.065%-8.442%, 3/30/13(c)	949	835,361
7.119%, 3/30/13(c)	48	42,937
Sun Healthcare Group, Inc. 4.596%-4.654%, 4/12/14(c)	304	273,881
4.599%-6.925%, 4/12/14(c)	2,127	1,935,522
6.93%, 4/12/14(c)	483	434,483
Talecris Biotherapeutics Holdings Corp. 6.57%-7.50%, 12/06/13(c)	7,920	6,652,800
9.57%, 12/06/13(c)	2,000	1,590,000

		31,463,584

Energy–0.2%
Ashmore Energy International 5.696%, 3/30/14(c)	1,733	1,472,660
7.83%, 3/30/12(c)	210	178,500

8	Sanford C. Bernstein Fund, Inc.—2008 Semi-Annual Report

	Principal Amount (000)	U.S. $ Value

ATP Oil & Gas Corp. 6.204%-8.332%, 4/30/10(c)	$938	$883,788
CDX Gas LLC 8.946%, 3/31/13(c)	5,000	4,075,000
Dalbo, Inc. 8.384%, 10/31/14(c)	2,890	2,803,415

		9,413,363

Industrial Other–0.1%
Education Management LLC 4.50%, 6/01/13(c)	3,083	2,669,275

Services–0.4%
Harlan Sprague Dawley, Inc. 5.37%-6.75%, 7/11/14(c)	2,281	2,103,849
Koosharem Corp. 5.86%, 7/31/14(c)	1,990	1,094,502
N.E.W. Holdings LLC 5.49%-7.005%, 5/22/14(c)	1,964	1,556,399
On Assignment, Inc. 4.95%, 1/29/13(c)	1,406	1,251,332
PGT Industries, Inc. 5.86%-7.93%, 2/14/12(c)	2,034	1,525,467
Sabre, Inc. 5.244%, 9/30/14(c)	4,859	3,983,051
Sitel LLC Clientlogic Corp. 5.106%-5.20%, 1/30/14(c)	5,111	4,037,427
Tandus Corp. 5.49%-7.401%, 5/08/14(c)	1,990	1,532,300
TDS Investor Corp.
4.946%, 8/23/13(c)	468	407,231
4.954%, 8/23/13(c)	2,334	2,019,328
West Corp. 5.079%, 10/24/13(c)	5,175	4,494,121

		24,005,007

Technology–0.3%
Dealer Computer Services, Inc.
4.678%, 10/26/12(c)	4,484	4,057,836
8.178%, 10/26/13(c)	3,500	3,185,000
Freescale Semiconductor, Inc. 4.869%, 12/01/13(c)	1,985	1,673,411
Infor Enterprise Solutions Holdings, Inc. 6.45%, 7/28/12(c)	2,955	2,593,013
IPC Systems, Inc.
4.946%, 8/05/12(c)	995	752,877
10.093%, 8/05/12(c)	2,000	1,380,000
Marvell Technology Group, Ltd. 5.196%, 11/08/09(c)	2,461	2,313,281
Sungard Data System, Inc. 4.878%, 2/28/14(c)	2,209	2,049,795

		18,005,213

Transportation-Airlines–0.0%
Delta Air Lines 8.082%, 4/30/12(c)	1,588	1,243,738

		211,665,612

	Principal Amount (000)	U.S. $ Value

Utilities–0.3%
Electric–0.1%
Calpine Corp. 5.575%, 3/29/09(c)	$1,905	$1,698,954
Firstlight Power Resources
5.04%, 11/01/13(c)	837	688,700
5.196%, 11/01/13(c)	29	23,178
Northeast Biofuels, LLC
7.75%, 6/30/13(c)	2,732	2,431,220
8.08%, 6/30/13(c)	1,073	955,122
Texas Competitive Electric Holdings 6.478%-6.596%, 10/10/14(c)	4,689	4,258,140

		10,055,314

Utility-Natural Gas–0.1%
Infrastrux Group, Inc. 7.204%, 11/03/12(c)	3,593	3,090,083

Utility-Other–0.1%
GBGH LLC 11.75%, 8/07/13(c)	2,970	2,880,900

		16,026,297

Total Bank Loans (cost $299,980,603)		257,634,197

EMERGING MARKETS-SOVEREIGNS–2.8%
Non-Corporate Sectors–2.8%
Sovereigns–2.8%
Republic of Argentina 7.00%, 10/03/15(a)	20,876	15,865,988
Republic of Brazil 8.25%, 1/20/34(a)	22,870	27,558,350
Republic of Indonesia 6.875%, 1/17/18(a)(b)	17,004	17,811,690
Republic of Panama 8.875%, 9/30/27(a)	8,675	11,082,312
9.375%, 4/01/29(a)	8,625	11,341,875
Republic of Peru 7.35%, 7/21/25(a)	15,978	17,999,217
8.75%, 11/21/33(a)	15,050	19,527,375
Republic of Philippines 8.25%, 1/15/14(a)	19,527	22,236,371
8.875%, 3/17/15(a)	3,338	3,917,978

Total Emerging Markets—Sovereigns (cost $143,375,930)		147,341,156

ASSET-BACKED SECURITIES–2.4%
Credit Card-Floating Rate–0.6%
MBNA Credit Card Master Note Trust Series 2001-A5 Class A5 3.028%, 3/15/11(a)(c)	30,140	30,149,395

Schedule of Investments—Intermediate Duration Portfolio	9

	Principal Amount (000)	U.S. $ Value

Home Equity Loans-Fixed Rate–0.1%
Citifinancial Mortgage Securities, Inc. Series 2003-1 Class AFPT 3.36%, 1/25/33(a)(e)	$3,215	$2,546,271
Home Equity Mortgage Trust Series 2005-4 Class A3 4.742%, 1/25/36(a)(e)	2,460	2,336,433
Series 2006-1 Class A2 5.30%, 5/25/36(a)(e)	4,135	1,323,652
Residential Funding Mortgage Securities II Series 2005-HI2 Class A3 4.46%, 5/25/35(a)(e)	2,234	2,228,000

		8,434,356

Home Equity Loans-Floating Rate–1.4%
Asset Backed Funding Certificates Series 2003-WF1 Class A2 3.885%, 12/25/32(a)(c)(e)	3,555	3,423,333
Bear Stearns Asset Backed Securities, Inc. Series 2005-SD1 Class 1A1 2.749%, 4/25/22(a)(c)(e)	3	3,007
Series 2007-HE3 Class M1 3.049%, 4/25/37(a)(c)	10,375	2,407,207
Credit-Based Asset Servicing & Securities Trust Series 2005-CB7 Class AF2 5.147%, 11/25/35(a)(c)(e)	3,155	3,135,057
GE-WMC Mortgage Securities LLC Series 2005-2 Class A2B 2.769%, 12/25/35(a)(c)(e)	5,782	5,694,281
HFC Home Equity Loan Asset Backed Certificates Series 2005-3 Class A1 2.796%, 1/20/35(a)(c)(e)	4,842	4,079,967
Home Equity Loan Trust Series 2007-FRE1 Class 2AV2 2.759%, 4/25/37(a)(c)(e)	15,685	12,898,466
HSI Asset Securitization Corp. Trust Series 2006-OPT2 Class 2A1 2.679%, 1/25/36(a)(c)(e)	621	617,707
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-1 Class A2A 2.719%, 4/25/37(a)(c)(e)	16,025	15,538,871

	Principal Amount (000)	U.S. $ Value

Morgan Stanley Mortgage Loan Trust Series 2006-17XS Class A1 2.719%, 10/25/46(a)(c)(e)	$11,707	$11,366,998
Option One Mortgage Loan Trust Series 2006-3 Class M1 2.829%, 2/25/37(a)(c)(e)	6,080	1,320,272
Residential Asset Mortgage Products, Inc. Series 2005-RS3 Class AIA2 2.769%, 3/25/35(a)(c)(e)	2,220	1,969,274
Series 2005-RZ1 Class A2 2.799%, 4/25/35(a)(c)(e)	3,471	3,130,843
Residential Asset Securities Corp. Series 2003-KS3 Class A2 3.199%, 5/25/33(a)(c)(e)	339	326,153
Saxon Asset Securities Trust Series 2005-4 Class A2B 2.779%, 11/25/37(a)(c)(e)	495	494,936
Soundview Home Equity Loan Trust Series 2007-OPT3 Class 2A2 2.729%, 8/25/37(a)(c)(e)	9,200	7,835,815
Specialty Underwriting & Residential Finance Series 2006-BC1 Class A2A 2.679%, 12/25/36(a)(c)(e)	740	736,281

		74,978,468

Other–Fixed Rate–0.1%
DB Master Finance, LLC Series 2006-1 Class A2 5.779%, 6/20/31(a)(b)	3,700	3,293,000

Other–Floating Rate–0.2%
Neapolitan Segregated Portfolio Series 2007-1A Class I 3.704%, 3/30/46(a)(b)(c)*	6,005	255,212
Petra Cre Cdo Series 2007-1A Class C 3.699%, 2/25/47(a)(b)(c)	7,100	4,798,047
SLM Student Loan Trust Series 2003-C Class A1 2.90%, 9/15/16(a)(c)	3,550	3,531,269

		8,584,528

Total Asset-Backed Securities (cost $156,597,548)		125,439,747

10	Sanford C. Bernstein Fund, Inc.—2008 Semi-Annual Report

	Principal Amount (000)	U.S. $ Value

MORTGAGE CMOS–2.0%
Agency Floating Rate–0.0%
Fannie Mae Grantor Trust Series 2004-T5 Class AB4 3.292%, 5/28/35(a)(c)	$1,605	$1,596,810

Non-Agency Arms–1.2%
Bear Stearns Alt-A Trust Series 2006-1 Class 22A1 5.395%, 2/25/36(a)(c)(e)	10,175	7,122,373
Series 2007-1 Class 21A1 5.726%, 1/25/47(a)(c)(e)	28,375	19,862,251
Series 2006-3 Class 22A1 6.213%, 5/25/36(a)(c)(e)	6,764	4,396,910
Citigroup Mortgage Loan Trust, Inc. Series 2005-2 Class 1A4 5.11%, 5/25/35(a)(c)(e)	17,414	16,716,040
Indymac Index Mortgage Loan Trust Series 2006-AR7 Class 4A1 6.217%, 5/25/36(a)(c)(e)	8,521	5,825,797
Residential Funding Mortgage Securities I, Inc. Series 2005-SA3 Class 3A 5.242%, 8/25/35(a)(c)	10,729	10,398,410

		64,321,781

Non-Agency Fixed Rate–0.2%
Deutsche Mortgage Securities, Inc. Series 2005-WF1 Class 1A1 5.078%, 6/26/35(a)(b)	10,121	9,974,946

Non-Agency Floating Rate–0.6%
Countrywide Alternative Loan Trust Series 2005-62 Class 2A1 5.236%, 12/25/35(a)(c)(e)	6,243	4,283,337
JPMorgan Alternative Loan Trust Series 2006-S1 Class 3A1 2.709%, 3/25/36(a)(c)(e)	2,055	1,991,401
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9 Class 2A1A 5.135%, 12/25/35(a)(c)(e)	11,750	10,965,119
Morgan Stanley Structured Trust Series 2007-1 Class A2 2.789%, 6/25/37(a)(c)(e)	9,105	7,706,527

	Principal Amount (000)	U.S. $ Value

Structured Asset Mortgage Investment, Inc. Series 2004-AR5 Class 1A1 2.889%, 10/19/34(a)(c)(e)	$5,000	$3,869,455

		28,815,839

Total Mortgage CMOS (cost $127,389,593)		104,709,376

AGENCY–1.8%
Agency Debentures–1.8%
Federal Home Loan Mortgage Corp. 5.50%, 8/23/17	23,215	25,605,797
Federal National Mortgage Association 6.25%, 5/15/29(a)	50,875	59,977,199
6.625%, 11/15/30(a)	8,800	10,888,847

Total Agency (cost $96,465,129)		96,471,843

CORPORATES-NON-INVESTMENT GRADE–1.7%
Corporates–1.7%
Financial Institutions–0.2%
Finance–0.1%
Countrywide Financial Corp. Subordinated Note 6.25%, 5/15/16(a)	5,826	4,727,082

Real Estate Investment Trust–0.1%
American Real Estate 7.125%, 2/15/13(a)	2,710	2,459,325

		7,186,407

Industrial–1.2%
Basic–0.1%
Ineos Group Holdings PLC 8.50%, 2/15/16(a)(b)	3,550	2,760,125

Capital Goods–0.1%
Owens Corning, Inc. 6.50%, 12/01/16(a)	8,371	6,939,609

Communications-Media–0.3%
Cablevision Systems Corp. Series B 8.00%, 4/15/12(a)	3,675	3,573,937
Clear Channel Communications, Inc. 5.50%, 9/15/14(a)	8,805	6,339,600
DirecTV Holdings LLC 6.375%, 6/15/15(a)	3,525	3,287,063

Schedule of Investments—Intermediate Duration Portfolio	11

	Principal Amount (000)	U.S. $ Value

EchoStar DBS Corp.
6.625%, 10/01/14(a)	$1,415	$1,287,650
7.125%, 2/01/16(a)	3,675	3,426,937

		17,915,187

Communications-Telecommunication–0.1%
Qwest Communications International, Inc. 7.50%, 2/15/14(a)	3,290	3,092,600

Consumer Cyclical-Automotive–0.1%
Ford Motor Credit Co. 6.625%, 6/16/08(a)	5,310	5,249,992
General Motors Corp. 8.25%, 7/15/23(a)	5,425	3,797,500

		9,047,492

Consumer Cyclical-Other–0.3%
Centex Corp. 5.45%, 8/15/12(a)	12,724	10,751,780
Harrah’s Operating Co., Inc.
5.625%, 6/01/15(a)	2,445	1,418,100
5.75%, 10/01/17(a)	959	532,245
6.50%, 6/01/16(a)	2,870	1,700,475
MGM MIRAGE 8.375%, 2/01/11(a)	3,245	3,253,113

		17,655,713

Consumer Non-Cyclical–0.1%
Tyson Foods, Inc. 8.25%, 10/01/11(a)	3,460	3,683,353

Transportation-Services–0.1%
Hertz Corp. Class A 8.875%, 1/01/14(a)	3,040	2,880,400

		63,974,479

Utilities–0.3%
Electric–0.3%
Dynegy Holdings, Inc. 8.375%, 5/01/16(a)	5,370	5,316,300
Edison Mission Energy 7.00%, 5/15/17(a)	3,955	3,935,225
NRG Energy, Inc.
7.25%, 2/01/14(a)	5,035	4,972,063
7.375%, 2/01/16(a)	2,985	2,925,300

		17,148,888

		17,148,888

Total Corporates–Non-Investment Grade (cost $97,427,614)		88,309,774

GOVERNMENTS-SOVEREIGN BONDS–1.1%
Sovereigns–1.1%
Russian Federation 7.50%, 3/31/30(a)(b) (cost $56,042,805)	51,817	59,686,505

Total Governments–Sovereign Bonds (cost $56,042,805)		59,686,505

Company	Shares or Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS–0.2%
RSHB Capital (Russian Agricultural Bank) 6.299%, 5/15/17(a)(b) (cost $12,902,906)	$13,875	$12,820,500

Total Quasi–Sovereigns (cost $12,902,906)		12,820,500

PREFERRED STOCKS–0.2%
Federal National Home Loan Mortgage Corp. 8.375%(a)	185,725	4,531,690
Federal National Mortgage Association 8.25%(a)	280,300	6,741,215

Total Preferred Stocks (cost $11,650,625)		11,272,905

SHORT-TERM INVESTMENTS–10.9%
Agency Discount Notes–10.8%
Federal Farm Credit Discount Notes Zero coupon, 4/29/08	69,000	68,889,983
Federal Home Loan Bank Discount Notes Zero Coupon, 4/01/08–4/11/08	304,800	304,703,926

Federal National Mortgage Association Discount Notes Zero coupon, 4/01/08	196,340	196,340,000

		569,933,909

Time Deposit–0.1%
State Street Euro Dollar 1.60%, 4/01/08	3,800	3,800,000

Total Short-Term Investments (cost $573,733,909)		573,733,909

Total Investments—100.2% (cost $5,401,421,271)(f)		5,293,237,749

Other assets less liabilities—(0.2)%		(10,032,990)

Net Assets—100%		$5,283,204,759

12	Sanford C. Bernstein Fund, Inc.—2008 Semi-Annual Report

INTEREST RATE SWAP CONTRACTS

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation
Lehman Brothers	49,000	12/04/11	3 month LIBOR	†	4.850%	$3,824,860
Lehman Brothers	121,900	2/26/13	3 month LIBOR	†	3.746%	2,480,358
Lehman Brothers	501,685	11/28/17	3 month LIBOR	†	4.723%	34,074,740

†LIBOR (London Interbank Offered Rate).

FORWARD CURRENCY EXCHANGE CONTRACTS

		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Sale Contracts
Mexican Peso	Settling 6/09/08	1,135,864	$105,245,112	$105,783,563	$(538,451)
Polish Zloty	Settling 5/13/08	129,902	55,706,582	58,164,174	(2,457,592)

FINANCIAL FUTURES CONTRACTS

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2007	Unrealized Appreciation/ (Depreciation
Purchased
U.S. Treasury Bonds Futures	1,349	June 2008	$156,415,810	$160,256,984	$3,841,174
U.S. Treasury Notes 10 Yr Futures	1,628	June 2008	188,251,604	193,655,687	5,404,083
Sold
U.S. Treasury Notes 5 Yr Futures	1,946	June 2008	218,107,896	222,300,093	(4,192,197)

					$5,053,060

*	Illiquid security.
**	Unfunded loan commitment. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(a)	Positions, or portion thereof, with an aggregate market value of $4,433,453,029 have been segregated to collateralize open forward currency exchange contracts.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, the aggregate market value of these securities amounted to $205,269,976 or 3.9% of net assets.
(c)	Variable rate coupon, rate shown as of March 31, 2008.
(d)	Represents entire or partial position segregated as collateral for open future contracts.
(e)	Fair valued.
(f)	At March 31, 2008, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $58,642,813 and gross unrealized depreciation of investments was $166,826,335, resulting in net unrealized depreciation of $108,183,522 (excluding foreign currency transactions, swaps and futures transactions).

The Portfolio currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of March 31, 2008, the Portfolio’s total exposure to subprime investments was 3.1%. These investments are valued in accordance with the Fund’s Valuation Policies (see note A1 for additional details).

Currency Abbreviations

MXN—Mexican Peso

PLN—Polish Zloty

See notes to financial statements.

Schedule of Investments—Intermediate Duration Portfolio	13

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Plus Portfolio

March 31, 2008 (unaudited)

Principal Amount (000)		U.S. $ Value

CORPORATES–INVESTMENT GRADES–20.5%
Financial Institutions–12.8%
Banking–5.5%
Bank of America Corp. 3.375%, 2/17/09	$880	$880,360
BB&T Corp. 6.50%, 8/01/11	890	941,074
Citigroup, Inc. 3.625%, 2/09/09	1,945	1,939,912
Comerica, Inc. 4.80%, 5/01/15	700	651,918
Compass Bank 6.40%, 10/01/17	475	464,120
Credit Suisse USA, Inc. 4.70%, 6/01/09	1,945	1,961,009
Marshall & Ilsley Corp. 4.375%, 8/01/09	1,507	1,482,273
Morgan JP & Co., Inc. 6.25%, 1/15/09	1,795	1,827,947
National City Bank of Pennsylvania 6.25%, 3/15/11	1,895	1,819,255
NB Capital Trust IV 8.25%, 4/15/27	985	1,012,058
Royal Bank of Scotland Group PLC 7.648%, 9/30/31(a)	230	219,517
UBS Preferred Funding Trust I 8.622%, 10/01/10(a)	404	401,038
Union Planters Corp. 7.75%, 3/01/11	1,134	1,192,220
UnionBanCal Corp. 5.25%, 12/16/13	1,530	1,518,750
Royal Bank of Scotland Group PLC 6.40%, 4/01/09	711	728,280
US Bancorp 5.30%, 4/28/09	1,920	1,955,599
Wachovia Corp. 5.625%, 12/15/08	837	843,935
Wells Fargo & Co. 3.125%, 4/01/09	1,969	1,948,286

		21,787,551

Brokerage–2.6%
The Bear Stearns Co., Inc. 3.25%, 3/25/09	2,005	1,901,759
7.625%, 12/07/09	1,900	1,882,366
Lehman Brothers Holdings, Inc. 3.60%, 3/13/09	1,970	1,904,872
7.875%, 11/01/09	800	812,734
Merrill Lynch & Co., Inc. Series MTNC 4.125%, 1/15/09	1,985	1,960,499

Principal Amount (000)		U.S. $ Value

Morgan Stanley 5.05%, 1/21/11	$1,945	$1,951,232

		10,413,462

Finance–2.4%
American Express Co. 4.75%, 6/17/09	873	875,730
American General Finance Corp. 4.625%, 5/15/09	1,540	1,527,645
Capital One Bank 5.00%, 6/15/09	1,220	1,202,858
Capital One Financial Corp. 6.75%, 9/15/17	118	111,932
CIT Group, Inc. 3.375%, 4/01/09	2,015	1,733,087
General Electric Capital Corp. 3.125%, 4/01/09	1,975	1,971,504
Household Finance Corp. 4.125%, 12/15/08	1,960	1,957,624

		9,380,380

Insurance–1.1%
Allstate Life Global Funding Trust Series 04-1 4.50%, 5/29/09	852	862,141
Genworth Financial, Inc. 5.231%, 5/16/09	651	656,692
UnitedHealth Group, Inc. 4.125%, 8/15/09	713	706,592
WellPoint, Inc. 4.25%, 12/15/09	1,900	1,896,892

		4,122,317

Other Finance–0.2%
ORIX Corp. 5.48%, 11/22/11	920	890,883

REITS–1.0%
Simon Property Group LP 3.75%, 1/30/09	1,955	1,940,363
5.00%, 3/01/12	1,940	1,888,627

		3,828,990

		50,423,583

Industrial–6.2%
Basic–0.2%
Celulosa Arauco Y Constitucion 8.625%, 8/15/10	443	491,908
United States Steel Corp. 5.65%, 6/01/13	135	130,748

		622,656

Capital Goods–0.5%
Caterpillar Financial Services 4.50%, 6/15/09	1,020	1,031,373
Illinois Tool Works, Inc. 5.75%, 3/01/09	773	792,576

		1,823,949

14	Sanford C. Bernstein Fund, Inc.—2008 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Communications–Media–0.5%
British Sky Broadcasting Group PLC 6.875%, 2/23/09	$1,860	$1,908,998

Communications–Telecommunications–1.7%
AT&T, Inc. 4.125%, 9/15/09	1,955	1,965,878
Nextel Communications, Inc. Series E 6.875%, 10/31/13	1,992	1,573,680
Qwest Corp. 8.875%, 3/15/12	1,155	1,178,100
Vodafone Group PLC 7.75%, 2/15/10	1,800	1,907,586

		6,625,244

Consumer Cyclical–Automotive–0.4%
Daimler Finance North America LLC 7.20%, 9/01/09	1,730	1,789,476

Consumer Cyclical–Retailers–0.0%
Limited Brands, Inc. 6.90%, 7/15/17	249	221,822

Consumer Non-Cyclical–1.0%
Abbott Laboratories 3.50%, 2/17/09	953	956,005
Cia Brasileira De Bebida 8.75%, 9/15/13	667	780,390
Kraft Foods, Inc. 4.125%, 11/12/09	481	481,901
Baxter FinCo BV 4.75%, 10/15/10	1,690	1,745,493

		3,963,789

Energy–0.7%
ConocoPhillips 6.375%, 3/30/09	831	853,913
Vastar Resources, Inc. 6.50%, 4/01/09	1,875	1,935,345

		2,789,258

Technology–0.3%
Electronic Data Systems Corp. Series B 6.50%, 8/01/13	500	495,589
International Business Machines Corp. 5.375%, 2/01/09	840	855,958

		1,351,547

Transportation–Airlines–0.2%
United Air Lines, Inc. 6.636%, 7/02/22	744	679,087

Transportation–Railroads–0.2%
Norfolk Southern Corp. 6.20%, 4/15/09	805	828,535

Principal Amount (000)		U.S. $ Value

Transportation–Services–0.5%
FedEx Corp. 3.50%, 4/01/09	$1,970	$1,958,477

		24,562,838

Utility–1.5%
Electric–1.5%
Constellation Energy Group, Inc. 6.125%, 9/01/09	1,880	1,930,922
Pacific Gas & Electric Co. 3.60%, 3/01/09	1,950	1,945,177
PPL Electric Utilities Corp. 6.25%, 8/15/09	1,870	1,929,694

		5,805,793

Total Corporates–Investment Grades (cost $81,595,204)		80,792,214

GOVERNMENTS–TREASURIES–19.9%
Treasuries–19.9%
U.S. Treasury Bonds 4.75%, 8/15/17	13,875	15,351,383
U.S. Treasury Notes 4.50%, 5/15/17	9,055	9,840,241
4.625%, 11/30/08	36,685	37,470,279
4.75%, 12/31/08	15,465	15,833,500

Total Governments–Treasuries (cost $75,869,744)		78,495,403

COMMERCIAL MORTGAGE-BACKED SECURITIES–11.4%
Non-Agency Fixed Rate CMBS–8.5%
Banc of America Commercial Mortgage, Inc. Series 2007-5, Class A4 5.492%, 2/10/51	1,200	1,153,028
Bear Stearns Commercial Mortgage Securities, Inc. Series 2002-TOP6, Class A2 6.46%, 10/15/36	4,331	4,440,573
Series 2007-PW18, Class A4 5.70%, 6/11/50	1,000	1,004,658
Credit Suisse Mortgage Capital Certificates Series 2006-C5, Class A3 5.311%, 12/15/39	1,000	969,873
First Union-Lehman Brothers-Bank of America Series 1998-C2, Class A2 6.56%, 11/18/35	602	600,061
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45	2,550	2,506,050

Schedule of Investments—Short Duration Plus Portfolio	15

Principal Amount (000)		U.S. $ Value

Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A2 4.305%, 8/10/42	$3,300	$3,247,152
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class A2 4.302%, 1/15/38	2,030	2,008,023
Series 2005-LDP5, Class A2 5.198%, 12/15/44	2,800	2,752,154
Series 2006-CB17, Class A4 5.429%, 12/12/43	1,000	964,795
Series 2007-LD11, Class C 5.818%, 6/15/49	2,570	1,750,704
LB-UBS Commercial Mortgage Trust Series 2003-C5, Class A3 4.254%, 7/15/27	3,535	3,504,929
Series 2004-C7, Class A2 3.992%, 10/15/29	5,385	5,356,594
Series 2007-C7, Class A3 5.866%, 9/15/45	1,100	1,085,793
Nomura Asset Securities Corp. Series 1998-D6, Class A1B 6.59%, 3/15/30	635	636,004
Wachovia Bank Commercial Mortgage Trust Series 2007-C32, Class C 5.741%, 6/15/49	2,500	1,762,504

		33,742,895

Non-Agency Floating Rate CMBS–2.9%
Commercial Mortgage Pass-Through Certificates Series 2007-FL14, Class C 2.899%, 6/15/22(b)(c)	2,530	2,370,514
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 3.288%, 10/15/21(b)(c)	2,000	1,794,585
Series 2007-TFLA, Class A2 2.938%, 2/15/22(b)(c)	3,000	2,640,000
Morgan Stanley Capital I Series 2005-XLF, Class G 3.188%, 8/15/19(b)(c)	2,645	2,512,750
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class H 3.218%, 9/15/21(b)(c)	1,300	1,100,547
Series 2007-WHL8, Class E 3.218%, 6/15/20(b)(c)	1,000	842,994

		11,261,390

Total Commercial Mortgage-Backed Securities (cost $47,854,246)		45,004,285

Principal Amount (000)		U.S. $ Value

MORTGAGE PASS-THRU’S–10.8%
Agency ARMS–8.3%
Federal Home Loan Mortgage Corp. Series 2006 6.158%, 12/01/36(c)	$1,983	$2,038,581
Series 2007 5.935%–5.944%, 11/01/36–2/01/37(c)	5,829	5,987,330
5.974%, 3/01/37(c)	3,181	3,269,564
6.043%, 3/01/37(c)	2,737	2,810,681
6.098%, 1/01/37(c)	2,906	2,992,226
Series 2008 5.674%, 1/01/38(c)	1,465	1,490,340
Federal National Mortgage Association Series 2006 5.848%, 10/01/36(c)	1,958	2,014,926
Series 2007 5.524%, 3/01/37(c)	1,672	1,698,542
5.747%, 12/01/36(c)	1,706	1,754,175
5.765%, 1/01/37(c)	4,592	4,721,461
5.786%, 8/01/37(c)	3,919	4,034,833

		32,812,659

Agency Fixed Rate 30-Year–1.7%
Federal Gold Loan Mortgage Corp. Series 2007 7.00%, 2/01/37	5,802	6,095,036
Government National Mortgage Association Series 2002 7.50%, 3/15/32	450	485,078

		6,580,114

Agency Fixed Rate 15-Year–0.8%
Federal National Mortgage Association Series 2000 7.50%, 3/01/15	237	248,199
Series 2001 6.00%, 11/01/16–12/01/16	1,321	1,363,321
Series 2002 6.00%, 2/01/17	1,193	1,231,467
8.00%, 8/01/16	413	436,425

		3,279,412

Total Mortgage Pass-Thru’s (cost $41,896,811)		42,672,185

ASSET-BACKED SECURITIES–9.0%
Home Equity Loans–Fixed Rate–3.7%
American General Mortgage Loan Trust Series 2003-1, Class A3 4.03%, 4/25/33(d)	1,370	1,224,695
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33(d)	1,272	1,007,241
Series 2004-1, Class AF2 2.645%, 4/25/34(d)	405	391,248

16	Sanford C. Bernstein Fund, Inc.—2008 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36(d)	$1,400	$939,874
Credit-Based Asset Servicing and Securities Trust Series 2003-CB3, Class AF1 2.879%, 12/25/32(d)	933	619,340
Series 2005-CB4, Class AF2 4.751%, 8/25/35(d)	3,140	2,599,103
Series 2005-RP2, Class AF2 5.75%, 9/25/35(b)(d)	1,200	1,167,750
Series 2007-CB4, Class A2A 5.844%, 4/25/37(d)	979	967,768
Flagstar Home Equity Loan Trust Series 2007-1A, Class AF2 5.765%, 1/25/35(b)(d)	2,100	1,891,536
Home Equity Mortgage Trust Series 2006-5, Class A1 5.50%, 1/25/37(d)	1,271	508,400
Household Home Equity Loan Trust Series 2007-1, Class A2F 5.60%, 3/20/36	2,610	2,397,267
Nationstar NIM Trust Series 2007-A, Class A 9.97%, 3/25/37(b)(d)	35	26,097
Structured Asset Securities Corp. Series 2007-RM1, Class AI0 5.00%, 5/25/47(b)(e)	3,892	744,362

		14,484,681

Home Equity Loans–Floating Rate–3.0%
ACE Securities Corp. Series 2003-OP1, Class A2 2.959%, 12/25/33(c)(d)	213	121,814
BNC Mortgage Loan Trust Series 2007-2, Class M5 3.499%, 5/25/37(c)(d)	420	43,260
Countrywide Asset-Backed Certificates Series 2003-BC1, Class A1 3.399%, 3/25/33(c)(d)	224	188,726
Series 2007-10, Class 2A2 2.719%, 6/25/30(c)(d)	850	767,524
Home Equity Mortgage Trust Series 2005-3, Class M1 3.139%, 11/25/35(c)(d)	2,823	2,540,394
Household Home Equity Loan Trust Series 2006-1, Class M1 2.816%, 1/20/36(c)(d)	923	802,341
HSI Asset Securitization Corp. Trust Series 2006-OPT2, Class 2A1 2.679%, 1/25/36(c)(d)	390	387,797
Irwin Home Equity Series 2005-C, Class 2A1 2.849%, 4/25/30(c)(d)	238	233,361
Lehman ABS Mortgage Loan Trust Series 2007-1, Class 2A2 2.799%, 6/25/37(b)(c)(d)	1,200	1,018,500

Principal Amount (000)		U.S. $ Value

Lehman XS Trust Series 2005-5N, Class M2 3.249%, 11/25/35(c)(d)*	$575	$175,375
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-5, Class 2A1 3.299%, 10/25/37(c)(d)	1,514	1,456,846
Newcastle Mortgage Securities Trust Series 2006-1, Class A2 2.719%, 3/25/36(c)(d)	1,840	1,812,687
Novastar Home Loan Equity Series 2007-2, Class M1 2.899%, 9/25/37(c)(d)	1,650	366,993
Security National Mortgage Loan Trust Series 2007-1A, Class 1A1 5.887%, 4/25/37(b)(d)	816	813,239
Wells Fargo Home Equity Trust Series 2006-1, Class A2 2.689%, 5/25/36(c)(d)	1,129	1,109,897

		11,838,754

Autos–Floating Rate–1.9%
Capital Auto Receivables Asset Trust Series 2007-SN2, Class A2 3.598%, 1/15/10(b)(c)	2,790	2,776,050
Ford Credit Auto Owner Trust Series 2007-B, Class A3B 3.158%, 11/15/11(c)	2,000	1,950,626
GE Dealer Floorplan Master Note Trust Series 2006-2, Class A 2.606%, 4/20/13(c)	3,000	2,917,970

		7,644,646

Other ABS–Floating Rate–0.4%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 2.78%, 2/25/42(b)(c)(d)	1,400	1,309,000
Petra CRE CDO Ltd. Series 2007-1A, Class C 3.699%, 2/25/47(b)(c)	635	429,121

		1,738,121

Total Asset-Backed Securities (cost $42,090,877)		35,706,202

CMOS–6.7%
Non-Agency Floating Rate–2.8%
American Home Mortgage Investment Trust Series 2005-2, Class 2A1 4.169%, 9/25/45(c)(d)	736	606,117
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 5.236%, 12/25/35(c)(d)	666	456,953
Series 2006-OA14, Class 3A1 5.086%, 11/25/46(c)(d)	1,010	654,433

Schedule of Investments—Short Duration Plus Portfolio	17

Principal Amount (000)		U.S. $ Value

Countrywide Home Loan Mortgage Pass Through Trust Series 2004-25, Class 1A6 3.079%, 2/25/35(c)(d)	$2,208	$1,659,692
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2007-OA4, Class 1A1A 2.789%, 8/25/47(c)(d)	949	614,248
Deutsche ALT-A Securities, Inc. Mortgage Loan Series 2005-AR1, Class 1A1 2.909%, 8/25/35(c)(d)	820	613,651
Lehman XS Trust Series 2006-3, Class M1 3.049%, 3/25/36(c)*	1,150	281,750
Series 2007-2N, Class M1 2.939%, 2/25/37(c)*	1,400	504,000
Merrill Lynch Mortgage Investors, Inc. Series 2003-F, Class A1 2.919%, 10/25/28(c)	1,662	1,424,304
MLCC Mortgage Investors, Inc. Series 2004-A, Class A1 2.829%, 4/25/29	1,359	1,180,229
Structured Adjustable Rate Mortgage Loan Trust Series 2005-5, Class A3 2.829%, 5/25/35(c)(d)	160	105,570
Series 2005-9, Class 2A1 5.726%, 5/25/35(c)(d)	572	427,035
Washington Mutual Mortgage Pass Through Series 2006-AR11, Class 1A 5.286%, 9/25/46(c)(d)	1,072	730,993
Series 2006-AR11, Class 3A1A 5.246%, 9/25/46(c)(d)	687	468,399
Series 2006-AR4, Class 1A1B 5.266%, 5/25/46(c)(d)	766	499,540
Series 2007-OA1, Class A1A 5.026%, 2/25/47(c)(d)	1,350	928,214

		11,155,128

Non-Agency ARMS–1.8%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.395%, 2/25/36(a)(d)	2,092	1,464,057
Series 2007-1, Class 21A1 5.731%, 1/25/47(a)(d)	2,918	2,042,819
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.11%, 5/25/35(a)(d)	1,506	1,445,558
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 6.22%, 5/25/36(a)(d)	880	601,740
Residential Funding Mortgage Securities, Inc. Series 2005-SA3, Class 3A 5.242%, 8/25/35(a)	1,475	1,429,335

		6,983,509

Principal Amount (000)		U.S. $ Value

Non-Agency Fixed Rate–1.7%
American Home Mortgage Investment Trust Series 2004-3, Class MF1 5.35%, 10/25/34*	$1,690	$599,780
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2006-AB2, Class A7 5.961%, 6/25/36(d)	759	758,913
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.078%, 6/26/35(b)	841	829,202
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36(d)	1,051	1,007,883
Nomura Asset Acceptance Corp. Series 2006-WF1, Class A2 5.755%, 6/25/36(d)	2,980	3,012,152
Structured Asset Securities Corp. Series 2006-RM1, Class AIO 5.00%, 8/25/46(b)(e)	3,738	656,420

		6,864,350

Agency Floating Rate–0.2%
Freddie Mac Reference REMIC Series 2006-R008, Class FK 3.218%, 7/15/23(c)	933	917,826

Agency Fixed Rate–0.2%
Government National Mortgage Association Series 2006-51, Class IO 0.958%, 8/16/46(e)	11,690	592,907

Total CMOs (cost $35,122,152)		26,513,720

AGENCIES–3.1%
Agency Debentures–3.1%
Federal Home Loan Bank 3.625%, 12/17/10 (cost $12,379,724)	12,000	12,323,868

INFLATION-LINKED SECURITIES–2.0%
U.S. Treasury Notes 3.875%, 1/15/09 (TIPS) (cost $7,727,705)	7,670	7,947,175

SHORT-TERM INVESTMENTS–15.7%
Agency Discount Notes–10.6%
Federal Home Loan Bank Discount Notes Zero Coupon, 4/01/08	22,500	22,500,000
Zero Coupon, 4/11/08	19,500	19,488,408

		41,988,408

18	Sanford C. Bernstein Fund, Inc.—2008 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Commercial Paper–5.1%
General Electric Capital Corp. 2.66%, 6/09/08	$10,000	$9,982,750
State Street Bank 1.00%, 4/23/08	10,000	9,986,250

		19,969,000

Total Short-Term Investments (cost $61,957,408)		61,957,408

Total Investments—99.1% (cost $406,493,871)(f)		391,412,460

Other assets less liabilities—0.9%		3,664,967

Net Assets—100.0%		$395,077,427

FINANCIAL FUTURES CONTRACTS

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	449	June 2008	$95,876,833	$96,380,656	$503,823
U.S. T-Note 5 Yr Futures	446	June 2008	50,441,028	50,948,531	507,503
Sold Contracts
U.S. T-Note 10 Yr Futures	337	June 2008	38,531,116	40,087,203	(1,556,087)

					$(544,761)

*	Illiquid security.
(a)	Variable rate coupon, rate shown as of March 31, 2008.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, the aggregate market value of these securities amounted to $22,922,667 or 5.8% of net assets.
(c)	Floating Rate Security. Stated interest rate was in effect at March 31, 2008.
(d)	Fair valued.
(e)	IO–Interest Only
(f)	At March 31, 2008, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $4,317,561 and gross unrealized depreciation of investments was $19,398,972, resulting in net unrealized depreciation of $15,081,411 (excluding futures transactions).

The Portfolio currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of March 31, 2008, the Portfolio’s total exposure to subprime investments was 11.7%. These investments are valued in accordance with the Fund’s Valuation Policies (see Note A.1 for additional details).

Glossary:

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

Schedule of Investments—Short Duration Plus Portfolio	19

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

U.S. Government Short Duration Portfolio

March 31, 2008 (unaudited)

Principal Amount (000)		U.S. $ Value

GOVERNMENTS–TREASURIES–41.3%
Treasuries–41.3%
U.S. Treasury Bond 5.00%, 8/15/11	$1,150	$1,264,910
U.S. Treasury Notes 2.125%, 1/31/10	8,685	8,758,962
2.875%, 1/31/13	15,880	16,186,436
3.50%, 8/15/09	9,968	10,233,558
4.50%, 5/15/10	2,420	2,567,848
4.875%, 5/15/09	1,200	1,243,874

Total Governments–Treasuries (cost $39,372,523)		40,255,588

AGENCIES–27.7%
Agency Debentures–27.7%
Federal Farm Credit Bank 4.50%, 10/17/12	1,122	1,183,719
Federal Home Loan Bank 3.00%, 4/15/09	1,405	1,415,498
3.875%, 8/22/08	1,700	1,709,596
4.25%, 11/20/09	1,690	1,744,066
4.625%, 11/21/08	1,700	1,724,742
4.75%, 4/24/09	6,145	6,304,463
5.125%, 6/13/08	4,500	4,523,985
5.375%, 8/19/11	6,825	7,391,687
Federal National Mortgage Association 5.00%, 2/16/12	1,000	1,073,960

Total Agencies (cost $26,216,258)		27,071,716

MORTGAGE PASS-THRU’S–9.0%
Agency ARMS–5.8%
Federal Home Loan Mortgage Corp. Series 2008 5.674%, 1/01/38(a)	504	512,242
Federal National Mortgage Association Series 2004 4.889%, 12/01/34(a)	1,127	1,148,545
Series 2007 4.804%, 6/01/35(a)	907	912,687
4.997%, 4/01/37(a)	1,533	1,561,778
5.786%, 8/01/37(a)	1,499	1,543,012

		5,678,264

Agency Fixed Rate 30-Year–2.4%
Federal Gold Loan Mortgage Corp. Series 2007 7.00%, 2/01/37	1,181	1,241,104

Principal Amount (000)		U.S. $ Value

Federal Home Loan Mortgage Corp. Series 2007 6.00%, 8/01/37–9/01/37	$1,023	$1,049,523

		2,290,627

Agency Fixed Rate 15-Year–0.8%
Federal National Mortgage Association Series 2000 7.50%, 3/01/15	84	88,642
Series 2001 6.00%, 11/01/16	549	566,329
Series 2002 8.00%, 8/01/16	156	165,274

		820,245

Total Mortgage Pass-Thru’s (cost $8,681,279)		8,789,136

ASSET-BACKED SECURITIES–4.9%
Credit Cards–Floating Rate–3.3%
BA Credit Card Trust Series 2008-A3, Class A3 3.521%, 8/15/11(a)	1,235	1,231,912
Chase Issuance Trust Series 2006-A1, Class A 2.858%, 4/15/13(a)	1,060	1,032,340
Series 2008-A5, Class A5 3.60%, 5/16/11(a)	940	940,000

		3,204,252

Autos–Floating Rate–1.4%
Capital Auto Receivables Asset Trust Series 2007-SN2, Class A2 3.598%, 1/15/10(a)(b)	660	656,700
World Omni Auto Receivables Trust Series 2008-A, Class A2 3.861%, 3/15/11(a)	665	659,680

		1,316,380

Home Equity Loans–Fixed Rate–0.2%
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36	300	201,402

Home Equity Loans–Floating Rate–0.0%
ACE Securities Corp. Series 2003-OP1, Class A2 2.959%, 12/25/33(a)	32	18,512

Total Asset-Backed Securities (cost $4,865,031)		4,740,546

INFLATION-LINKED SECURITIES–2.3%
U.S. Treasury Notes 3.875%, 1/15/09 (TIPS) (cost $2,158,830)	2,143	2,220,142

20	Sanford C. Bernstein Fund, Inc.—2008 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

CMO’S–1.6%
Non-Agency Fixed Rate–0.8%
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.078%, 6/26/35(b)	$167	$164,949
Structured Asset Securities Corp. Series 2003-23H, Class 1A1 5.50%, 7/25/33	624	574,331

		739,280

Non-Agency Floating Rate–0.4%
American Home Mortgage Investment Trust Series 2005-2, Class 2A1 4.169%, 9/25/45(a)	129	106,410
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2007-OA4, Class 1A1A 2.789%, 8/25/47(a)	199	128,992
MLCC Mortgage Investors, Inc. Series 2004-A, Class A1 2.829%, 4/25/29	242	210,014

		445,416

Agency Floating Rate–0.4%
Federal Home Loan Mortgage Corp. Structured Pass Through Securities Series 2006-72, Class A1 2.804%, 3/25/36(a)	394	370,154

Total CMO’S (cost $1,769,312)		1,554,850

Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–13.3%
Agency Discount Notes–13.3%
Federal Home Loan Bank Discount Notes Zero Coupon, 4/01/08	$8,500	$8,500,000
Zero Coupon, 4/11/08	4,500	4,497,325

Total Short-Term Investments (cost $12,997,325)		12,997,325

Total Investments—100.1% (cost $96,060,558)(c)		97,629,303

Other assets less liabilities—(0.1)%		(78,344)

Net Assets—100.0%		$97,550,959

(a)	Floating Rate Security. Stated interest rate was in effect at March 31, 2008.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, the aggregate market value of these securities amounted to $821,649 or 0.8% of net assets.
(c)	At March 31, 2008, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $1,931,678 and gross unrealized depreciation of investments was $362,933, resulting in net unrealized appreciation of $1,568,745.

The Portfolio currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of March 31, 2008, the Portfolio’s total exposure to subprime investments was 0.47%. These investments are valued in accordance with the Fund’s Valuation Policies (see Note A.1 for additional details).

Glossary:

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

Schedule of Investments—U.S. Government Short Duration Portfolio	21

SCB–TAX–1944–0308

Sanford C. Bernstein Fund, Inc.

March 31, 2008

Schedule of Investments To the Semiannual Report For the Municipal Bond Portfolios

Short Duration Diversified Municipal

Short Duration California Municipal

Short Duration New York Municipal

Diversified Municipal

California Municipal

New York Municipal

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Diversified Municipal Portfolio

March 31, 2008 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–102.0%
Long-Term Municipal Bonds–97.2%
Alabama–2.9%
Alabama Pub Sch & Coll Auth FGIC 5.75%, 8/01/10	$8,435	$8,938,148

Arizona–3.9%
Arizona Hlth Fac Auth (Banner Hlth Sys) FGIC Series 2005D 9.00%, 1/01/35(a)+	4,050	4,050,000
FGIC Series 2005F 6.95%, 1/01/35(a)+	1,500	1,500,000
Arizona Hlth Fac Auth (Phoenix Children’s Hosp) 3.21%, 2/01/42(b)	955	916,848
Arizona St Transp Brd 5.00%, 7/01/09	4,340	4,494,200
Nogales 3.75%, 10/01/46(a)	1,000	1,011,320

		11,972,368

California–4.8%
California St Econ Recovery Series A 5.00%, 7/01/09	750	775,147
Series B 5.00%, 7/01/23	9,300	9,777,369
California St GO 5.00%, 7/01/23(a)	1,000	1,056,900
California Statewide Comnty Dev Auth (Catholic Healthcare Ctr) MBIA Series 2007 6.00%, 7/01/31(a)+	2,775	2,775,000
Murrieta CFD (Spl Tax) 3.20%, 9/01/08	100	100,083

		14,484,499

Colorado–4.4%
CO Convention Ctr Proj FSA Series A 5.00%, 9/01/10	2,890	3,055,193
Colorado Dept of Transp MBIA 5.25%, 6/15/09	5,950	6,168,603
Colorado Hsg & Fin Auth 7.25%, 5/01/27	210	212,220
Denver Hlth & Hosp Auth 5.00%, 12/01/08–12/01/10	1,485	1,510,053

Principal Amount (000)		U.S. $ Value

E-470 Pub Hwy Auth MBIA Zero Coupon, 9/01/08	$2,465	$2,433,004
Todd Creek Farms Metro Dist No. 1 (Wtr Rev Ref & Impr) 4.75%, 12/01/09	100	99,411

		13,478,484

Delaware–0.2%
Bridgeville (Heritage Shores Spl Dev Dist) Series B 5.125%, 7/01/35	650	582,068

District of Columbia–1.0%
Dist of Columbia Hsg Fin Agy GNMA/FNMA/FHLMC 6.85%, 6/01/31	345	350,082
Dist of Columbia Wtr & Swr Auth AMBAC Series 2004 7.00%, 10/01/29(a)+	2,750	2,750,000

		3,100,082

Florida–12.4%
Citizens Ppty Insurance MBIA 5.00%, 3/01/10	600	620,982
Cnty of Broward 5.00%, 1/01/10	1,000	1,043,950
Dupree Lakes CDD 5.00%, 11/01/10	80	75,974
Florida Hurricane Catastrophe Fund 5.00%, 7/01/08	6,110	6,154,236
Florida St Brd of Ed FGIC 5.50%, 7/01/09	4,710	4,864,252
Florida St Dept of Enviro Protection AMBAC 5.00%, 7/01/09	930	959,435
MBIA 5.00%, 7/01/08	1,615	1,627,290
MBIA Series A 5.00%, 7/01/08	5,035	5,073,316
Gateway CDD (Sun City Ctr) Series 03B 5.50%, 5/01/10	60	58,093
Hammock Bay CDD (Spl Assmt) Series B 5.375%, 5/01/11	65	63,865
Harbor Bay CDD (Capital Impr Rev) Series B 6.35%, 5/01/10	110	109,007
Heritage Isle at Viera CDD Series 4B 5.00%, 11/01/09	110	108,055
Heritage Plantation CDD 5.10%, 11/01/13	150	135,722

Schedule of Investments—Short Duration Diversified Municipal Portfolio	1

Principal Amount (000)		U.S. $ Value

Highlands Cnty Hlth Fac Auth (Adventist Hlth Sys/ Sunbelt Obligated Group) MBIA Series 2007D 7.09%, 11/15/37(a)+	$3,750	$3,750,000
Live Oak CDD No 2 Series B 5.00%, 11/01/09	290	277,446
Meadow Pointe III CDD Series 4B 5.00%, 5/01/09	85	83,149
Meadow Pointe III CDD (Capital Impr Rev) Series 2004-1 4.80%, 11/01/09	120	115,890
Overoaks CDD (Capital Impr Rev) Series 4B 5.125%, 5/01/09	280	274,257
Palm Beach Cnty Sch Brd FGIC Series B 5.00%, 8/01/25(a)	8,000	8,196,400
Parker Road CDD 5.35%, 5/01/15	520	467,048
Parkway Ctr CDD (Spl Assmt Ref) Series B 5.625%, 5/01/14	210	193,925
Paseo CDD (Capital Impr Rev) Series B 4.875%, 5/01/10	1,105	1,056,778
Ridgewood Trails CDD 5.20%, 5/01/12	225	209,536
Riverwood Estates CDD 5.00%, 5/01/13	540	489,710
Rolling Hills CDD 5.125%, 11/01/13	535	484,475
Saddlebrook CDD (Spl Assmt) Series B 6.25%, 5/01/09	5	5,017
Sandy Creek CDD 5.50%, 5/01/15	795	720,564
Seven Oaks CDD II (Spl Assmt Rev) Series B 5.00%, 5/01/09	240	235,003
Villasol CDD (Spl Assmt Rev) Series B 5.375%, 5/01/08	100	99,852

		37,553,227

Georgia–1.1%
Georgia Road & Tollway Auth Series 2008A 5.00%, 6/01/10(c)	2,935	3,093,402
Georgia St HFA 4.875%, 12/01/15	130	129,694

		3,223,096

Principal Amount (000)		U.S. $ Value

Guam–0.4%
Guam Govt Wtrwks Auth (Prerefunded) COP 5.18%, 7/01/15	$590	$617,330
Guam Govt Wtrwks Auth Wastewtr Sup Rev 5.00%, 7/01/08	620	620,738

		1,238,068

Illinois–3.9%
Chicago Brd of Ed AMBAC Series 2007A 5.50%, 12/01/28(a)+	1,155	1,155,000
Chicago GO FGIC 6.00%, 1/01/28	4,045	4,405,086
Cortland Spl Svc Area No 10 5.125%, 3/01/14	296	283,962
Illinois Fin Auth Series 2005 5.00%, 5/01/08	215	214,983
Illinois Fin Auth (USF Healthcare Sys) FSA 6.92%, 11/15/29(a)+	1,000	1,000,000
Illinois St GO FSA 5.00%, 9/01/10	4,235	4,495,452
Pingree Grove Village Special Tax (CamBrdg Lakes Proj) Series 5-1 5.25%, 3/01/15	181	180,406

		11,734,889

Indiana–0.4%
Indiana Bond Bank 5.00%, 10/15/08	1,245	1,249,980

Kansas–0.9%
Kansas St Dept of Transp 5.75%, 9/01/18	2,500	2,628,675

Louisiana–0.8%
Isabella Lakes CDD 6.00%, 8/01/22	515	465,370
New Orleans GO RADIAN 5.00%, 12/01/09	1,390	1,425,556
Whispering Spring Dev Dist 5.20%, 10/01/21	670	585,962

		2,476,888

Massachusetts–7.5%
Boston GO 5.00%, 3/01/10	1,780	1,870,691
Comwlth of Massachusetts AMBAC 5.00%, 8/01/10	1,040	1,099,374

2	Sanford C. Bernstein Fund, Inc.—2008 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

MBIA Series A 5.50%, 2/01/10	$5,900	$6,235,828
Massachusetts HEFA (Partners Healthcare Sys) FGIC Series 2007 6.00%, 7/01/42(a)+	480	480,000
Massachusetts St GO Series 2004C 5.25%, 1/01/17	6,400	6,828,608
Series A 5.50%, 1/01/11	2,315	2,486,518
Massachusetts Wtr Res Auth Series 2000A 5.75%, 8/01/30	3,500	3,793,545

		22,794,564

Michigan–0.4%
Detroit Swr Disp Rev FSA 3.768%, 7/01/32(b)	1,545	1,212,825

Missouri–2.7%
Bi-St Dev Agy of the Missouri-Illinois Metro Dist 3.95%, 10/01/35(a)	8,135	8,223,346

Nebraska–0.9%
City of Lincoln 5.00%, 9/01/09	2,500	2,594,550

Nevada–1.4%
Clark Cnty GO MBIA Series 2000 5.50%, 7/01/25	2,830	3,030,732
Clark Cnty Impr Dist 3.75%, 8/01/08	500	497,240
Henderson Loc Impr Dist No. T-16 4.75%, 3/01/13	85	77,590
Henderson Loc Impr Dist No. T-17 4.00%, 9/01/09	635	619,614

		4,225,176

New Jersey–2.6%
New Jersey Econ Dev Auth Rev (Cigarette Tax) 5.00%, 6/15/08	1,150	1,154,278
New Jersey EDA (Cigarette Tax) FGIC 5.00%, 6/15/09	2,345	2,402,570
New Jersey St Hwy Auth 5.625%, 1/01/30	2,630	2,806,657
New Jersey St Trpk Auth MBIA 5.50%, 1/01/30	1,370	1,445,939

		7,809,444

New York–10.2%
Erie County TOB Asset Securitization Corp. 6.50%, 7/15/24	5,890	6,494,255

Principal Amount (000)		U.S. $ Value

New York City GO Series 2008J 5.00%, 8/01/11(c)	$1,670	$1,772,237
New York City TFA 5.00%, 11/01/10	1,115	1,187,308
Series B 5.25%, 2/01/29(a)	1,955	2,050,560
New York St Dorm Auth 5.75%, 7/01/09	3,735	3,819,747
New York St HFA 4.05%, 11/01/10	4,000	4,025,200
Tobacco Settlement Fin Auth (Tobacco Asset-Backed Bds) Series A-1 5.25%, 6/01/12	65	65,126
Tobacco Settlement Fin Corp. Series 2008 5.00%, 6/01/11	8,220	8,593,106
XLCA 6.25%, 6/01/23(a)+	2,825	2,825,000

		30,832,539

North Carolina–5.8%
Charlotte-Mecklenburg Hosp Auth FSA Series 2007G 6.25%, 1/15/41(a)+	2,075	2,075,000
North Carolina Infra Fin Corp. 5.00%, 10/01/10	5,090	5,403,493
St of North Carolina 5.00%, 3/01/09-3/01/10	9,650	10,000,527

		17,479,020

Ohio–0.5%
Ohio Hsg Fin Agy GNMA 3.30%, 9/01/30	1,470	1,464,855

Oregon–0.7%
Oregon St Hsg & Comnty Svc Dept 3.20%, 7/01/33	2,070	2,018,954

Pennsylvania–6.8%
Allegheny Cnty Hosp Dev Auth (Univ of Pittsburgh Med Ctr) Series 2008A 5.00%, 9/01/11	5,600	5,869,528
Allegheny Cnty Hosp Dev Auth (West Pennsylvania Hlth Sys) 5.00%, 11/15/10	1,020	997,968
Series B 9.25%, 11/15/22	430	509,051
Bucks Cnty IDA Waste Mangement Inc. Proj 3.90%, 12/01/22(a)	1,245	1,226,611
Pennsylvania St GO 5.75%, 10/01/14	5,225	5,552,399
Philadelphia Auth for IDR (Leadership Learning Partners) Series 05A 4.60%, 7/01/15	325	306,391

Schedule of Investments—Short Duration Diversified Municipal Portfolio	3

Principal Amount (000)		U.S. $ Value

Philadelphia Sch Dist 7.00%, 9/01/30(a)+	$2,000	$2,000,000
Series 2004B 6.24%, 9/01/30(a)+	4,040	4,040,000

		20,501,948

Puerto Rico–3.1%
Puerto Rico GO FSA Series C 5.00%, 7/01/18(a)	3,115	3,128,893
MBIA Series C 5.00%, 7/01/28(a)	6,255	6,285,524

		9,414,417

South Carolina–0.9%
South Carolina Transp Infra Bank AMBAC 5.50%, 10/01/11	2,455	2,605,467

Texas–9.8%
Austin GO FSA 5.00%, 11/15/10	4,000	4,266,320
City of Dallas 5.00%, 2/15/11	3,340	3,557,100
City of Fort Worth FSA 5.00%, 2/15/10	7,465	7,815,631
Lubbock Hlth Fac Dev Corp. FSA 5.25%, 7/01/10	4,470	4,543,040
Texas Muni Gas Acquisition Corplibor Index Rate 2.276%, 9/15/10(b)	5,000	4,832,700
Texas St Transp Commission 5.00%, 4/01/10–4/01/11	4,310	4,576,512
Willacy Cnty (Loc Govt Corp Proj) 6.00%, 3/01/09	180	185,636

		29,776,939

Virginia–4.5%
Broad Street CDA 7.125%, 6/01/15	370	390,820
Virginia Coll Bldg Auth 5.00%, 2/01/11	3,040	3,240,123
Virginia Comwlth Transp Brd Series 2007B 5.25%, 5/15/17	3,910	4,088,687
Virginia St Pub Bldg Auth 5.00%, 8/01/10	5,620	5,957,875

		13,677,505

Washington–0.1%
Washington Hlth Care Fac Auth RADIAN 7.00%, 7/01/38(a)+	200	200,000

Principal Amount (000)		U.S. $ Value

West Virginia–1.0%
West Virginia Sch Bldg Auth FGIC 5.00%, 7/01/09	$2,880	$2,958,624

Wisconsin–1.2%
City of Milwaukee 5.00%, 2/15/09	3,655	3,757,303

Total Long-Term Municipal Bonds (cost $292,383,283)		294,207,948

Short-Term Municipal Notes–4.8%
California–0.3%
California Dept of Wtr Res Pwr Sup Rev Series Sub f-5 1.20%, 5/01/22(d)(e)	900	900,000

Colorado–0.1%
Colorado Ed & Cultural Fac Auth (Natl Jewish Fed Bd Prog) 1.30%, 9/01/37(d)(e)	500	500,000

Florida–0.5%
Orange Cnty IDA (Lake Highland Prep Sch) 2.10%, 8/01/32(d)(e)	1,500	1,500,000

New York–3.0%
New York City Muni Wtr Fin Auth Series 05 AA-1 1.05%, 6/15/32(e)	9,000	9,000,000

Rhode Island–0.4%
Rhode Island Hlth & Ed Bldg Corp. 2.10%, 3/01/14(d)(e)	1,145	1,145,000

South Carolina–0.2%
Cnty of Charleston 1.20%, 8/15/30(e)	600	600,000

Texas–0.3%
Lower Neches Valely Auth IDC Exempt Fac Rev (Ref ExxonMobil Proj) 0.90%, 11/01/29(d)(e)	1,000	1,000,000

Total Short-Term Municipal Notes (cost $14,645,000)		14,645,000

Total Investments—102.0% (cost $307,028,283)(f)		308,852,948

Other assets less liabilities—(2.0)%		(6,028,002)

Net Assets—100.0%		$302,824,946

4	Sanford C. Bernstein Fund, Inc.—2008 Semi-Annual Report

INTEREST RATE SWAP TRANSACTIONS

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$1,000	7/12/08	BMA	*	3.815%	$7,701

(a)	Variable rate coupon, rate shown as of March 31, 2008.
(b)	Floating Rate Security. Stated interest rate was in effect at March 31, 2008.
(c)	When-Issued security.
(d)	Position, or a portion thereof, has been segregated to collateralize when issued securities.
(e)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(f)	At March 31, 2008, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $3,363,598 and gross unrealized depreciation of investments was $1,538,933, resulting in net unrealized appreciation of $1,824,665 (excluding swap transactions).
*	Variable interest rate based on the Securities Industry & Financial Markets Association, formerly the Bond Market Association (BMA).
+	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2008 and the aggregate market value of these securities amounted to $28,600,000 or 9.3% of total investments.

As of March 31, 2008, the Portfolio held 38% of total investments in insured bonds (of this amount 15% represents the Portfolio’s holding in pre-refunded bonds).

Glossary:

AMBAC—American Bond Assurance Corporation

CDA—Community Development Administration

CDD—Community Development District

CFD—Community Facilities District

COP—Certificate of Participation

EDA—Economic Development Agency

FGIC—Financial Guaranty Insurance Company

FHLMC—Federal Home Loan Mortgage Corporation

FNMA—Federal National Mortgage Association

FSA—Financial Security Assurance Inc.

GNMA—Government National Mortgage Association

GO—General Obligation

HEFA—Health & Education Facility Authority

HFA—Housing Finance Authority

IDA—Industrial Development Authority/Agency

IDR—Industrial Development Revenue

MBIA—Municipal Bond Investors Assurance

RADIAN—Radian Group, Inc.

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

Schedule of Investments—Short Duration Diversified Municipal Portfolio	5

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration California Muni Portfolio

March 31, 2008 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–104.2%
Long-Term Municipal Bonds–88.6%
California–59.1%
California Econ Rec Bonds Series A 5.25%, 7/01/12	$2,000	$2,178,820
California Hlth Fac Fin Auth (Catholic Healthcare West) MBIA Series 2004 8.31%, 7/01/25(a)+	1,150	1,150,000
California Rural Home Mtg Fin Auth SFMR (Mtg-Backed Securities Program) GNMA/FNMA Series A 6.55%, 6/01/30(a)	190	192,996
California St Series B 5.00%, 7/01/23(a)	2,855	2,965,603
California St Dept of Wtr Res Pwr Sup Rev MBIA Series A 5.25%, 5/01/10	1,970	2,077,759
California St GO 5.25%, 2/01/11	1,320	1,399,517
California Statewide Comnty Dev Auth (Catholic Healthcare West) ASSURED GTY 7.69%, 7/01/41(a)+	1,000	1,000,000
Compton Comnty Redev Agy AMBAC 5.00%, 8/01/08	1,350	1,361,772
Contra Costa Cnty Multi Family Hsg Rev (Pleasant Hill BART Transit-A) AMT 3.65%, 4/15/46	1,720	1,726,054
Contra Costa Cnty Pub Fin Auth MBIA 5.00%, 6/01/09	3,200	3,296,480
Contra Costa Comnty Coll Dist FGIC 5.00%, 8/01/09	595	614,290
Contra Costa Transp Auth FGIC 6.00%, 3/01/09	2,215	2,295,582
Elsinore Valley Muni Wtr Dist FGIC 9.97%, 7/01/35(a)+	1,900	1,900,000
Los Angeles Cnty Pub Wks Fin Auth FGIC 5.00%, 9/01/10	640	674,278
MBIA 5.00%, 10/01/10	4,000	4,242,360
Los Angeles Dept of Arprt MBIA 5.00%, 5/15/08	1,425	1,428,719

Principal Amount (000)		U.S. $ Value

Los Angeles Dept of Wtr & Pwr (Pwr Sys Rev) XLCA 4.00%, 7/01/42(a)+	$2,000	$2,000,000
Los Angeles Harbor Dept MBIA 5.00%, 8/01/08	1,170	1,181,560
M-S-R Pub Pwr Agy MBIA 5.00%, 7/01/11	3,410	3,653,031
Murrieta CFD (Spl Tax) 3.20%, 9/01/08	200	200,166
Northern California Gas Auth No 1 5.00%, 7/01/09–7/01/10	2,395	2,432,386
Poway Uni Sch Dist Pub Fin Auth FSA Zero Coupon, 12/01/39	1,880	1,757,950
San Francisco Bay Area Transit Fin Auth AMBAC 5.125%, 7/01/36	3,495	3,784,736
San Francisco City & Cnty Redev Fin Auth MBIA 5.00%, 8/01/10	2,725	2,869,807
San Jose Redev Agy MBIA 5.00%, 8/01/24	2,300	2,467,693
St of California 5.25%, 10/01/23	3,500	3,712,170
MBIA 5.75%, 3/01/27	2,425	2,608,936
Univ of California 5.00%, 5/15/09	3,245	3,358,867
FGIC 5.00%, 9/01/23	1,000	1,073,150

		59,604,682

Arizona–1.5%
Arizona Health Fac Auth Rev (Annex Health Sys) FGIC 7.97%, 1/01/35(a)+	1,475	1,475,000

Delaware–0.2%
Bridgeville (Heritage Shores Spl Dev Dist) Series B 5.125%, 7/01/35	186	166,561

Florida–2.0%
Durbin Crossing CDD 5.25%, 11/01/15	160	141,915
Gateway CDD (Sun City Ctr) Series 03B 5.50%, 5/01/10	50	48,411
Hammock Bay CDD (Spl Assmt) Series B 5.375%, 5/01/11	50	49,127

6	Sanford C. Bernstein Fund, Inc.—2008 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Heritage Isle at Viera CDD Series 4B 5.00%, 11/01/09	$100	$98,232
Lake Ashton II CDD 5.00%, 11/01/11	190	176,953
Live Oak CDD No 2 Series B 5.00%, 11/01/09	100	95,671
Meadow Woods CDD Series 4B 5.25%, 5/01/11	125	120,421
Palm Glades CDD 4.85%, 8/01/11	185	173,876
Paseo CDD 5.00%, 2/01/11	335	316,468
Paseo CDD (Capital Impr Rev) Series B 4.875%, 5/01/10	75	71,727
Sandy Creek CDD 5.50%, 5/01/15	155	140,487
Seven Oaks CDD II (Spl Assmt Rev) Series B 5.00%, 5/01/09	95	93,022
Stoneybrook South CDD 5.45%, 11/01/15	190	170,713
Tern Bay CDD (Capital Impr Rev) Series B 5.00%, 5/01/15	105	78,282
Villasol CDD (Spl Assmt Rev) Series B 5.375%, 5/01/08	100	99,852
Vizcaya CDD 7.00%, 12/20/08	200	200,384

		2,075,541

Guam–0.3%
Guam Govt Wtrwks Auth (Prerefunded) COP 5.18%, 7/01/15	159	166,581
Guam Govt Wtrwks Auth Wastewtr Sup Rev 5.00%, 7/01/08	150	150,179

		316,760

Illinois–0.2%
Cortland Spl Svc Area No 10 5.125%, 3/01/14	180	172,679

Indiana–0.2%
South Bend Econ Dev (One Michiana Square Proj) 5.039%, 10/01/09(a)	190	185,155

Principal Amount (000)		U.S. $ Value

Louisiana–0.5%
Coves of the Highland Cnty CDD 5.60%, 11/01/21	$200	$178,930
Isabella Lakes CDD 6.00%, 8/01/22	200	180,726
Orange Grove CDD 5.30%, 11/01/21	200	172,232

		531,888

Nevada–0.1%
Henderson Loc Impr Dist No. T-18 4.35%, 9/01/09	165	158,935

New York–1.0%
Tobacco Settlement Fin Auth CIFG Series 2003 7.00%, 6/01/23(a)+	1,000	1,000,000

North Carolina–1.0%
North Carolina Eastern Muni Pwr Agy, Pwr Sys Rev MBIA Series 2004A1 7.09%, 1/01/19(a)+	1,000	1,000,000

Pennsylvania–2.0%
Philadelphia Sch Dist 7.00%, 9/01/30(a)+	2,025	2,025,000

Puerto Rico–14.7%
Puerto Rico Elec Pwr Auth FSA 5.25%, 7/01/29	2,900	3,114,194
MBIA 5.25%, 7/01/09	2,860	2,962,460
Puerto Rico GO MBIA Series C 5.00%, 7/01/28(a)	2,630	2,642,834
Puerto Rico Highway & Transp Auth MBIA 5.875%, 7/01/35	3,760	4,080,202
Puerto Rico Muni Fin Agy 5.00%, 8/01/09	1,000	1,022,520
Puerto Rico Pub Bldg Auth 5.50%, 7/01/10	920	963,387

		14,785,597

Texas–3.8%
City of Dallas FSA 5.00%, 10/01/10	3,435	3,653,431
Willacy Cnty (Loc Govt Corp Proj) 6.00%, 3/01/09	190	195,949

		3,849,380

Virginia–1.1%
Amelia Cnty IDA (Waste Management Inc. Proj) 4.80%, 4/01/27(a)	460	460,432
Broad Street CDA 7.125%, 6/01/15	130	137,315

Schedule of Investments—Short Duration California Muni Portfolio	7

Principal Amount (000)		U.S. $ Value

Louisa IDA Pollution Ctl (Virginia Elec & Pwr Co.) 5.25%, 12/01/08	$525	$528,623

		1,126,370

Washington–0.9%
Washington Hlth Care Fac Auth RADIAN 7.00%, 7/01/38(a)+	925	925,000

Total Long-Term Municipal Bonds (cost $88,435,009)		89,398,548

Short-Term Municipal Notes–15.6%
California–15.6%
Abag Fin Auth for Nonprofit Corp. 1.95%, 6/01/29(b)(c)	500	500,000
1.95%, 10/01/29(c)	1,010	1,010,000
Abag Finance Auth for Nonprofit Corp. 1.95%, 4/01/34(c)	1,300	1,300,000
California Ed Fac Auth (Univ of San Francisco) 1.95%, 10/01/35(c)	1,150	1,150,000

Principal Amount (000)		U.S. $ Value

California St Dept of Wtr Res Pwr Sup Rev FSA 1.75%, 5/01/22(c)	$3,600	$3,600,000
Series B4 1.05%, 5/01/22(c)	1,000	1,000,000
California St GO (Daily Kindergarten Univ) Series B-1 0.90%, 5/01/34(c)	310	310,000
California Statewide Comnty Dev Auth 1.95%, 10/01/32(c)	4,000	4,000,000
City of Los Angeles 1.95%, 8/01/35(c)	1,815	1,815,000
Hesperia COP 1.95%, 10/01/34(c)	1,015	1,015,000

Total Short-Term Municipal Notes (cost $15,700,000)		15,700,000

Total Investments—104.2% (cost $104,135,009)(d)		105,098,548

Other assets less liabilities—(4.2)%		(4,278,817)

Net Assets—100.0%		$100,819,731

INTEREST RATE SWAP TRANSACTIONS

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$400	7/12/08	BMA	*	3.815%	$3,080

(a)	Variable rate coupon, rate shown as of March 31, 2008.
(b)	Position, or a portion thereof, has been segregated to collateralize when issued security.
(c)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(d)	At March 31, 2008, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $1,229,688 and gross unrealized depreciation of investments was $266,149, resulting in net unrealized appreciation of $963,539 (excluding swap transactions).
*	Variable interest rate based on the Securities Industry & Financial Markets Association, formerly the Bond Market Association (BMA).
+	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2008 and the aggregate market value of these securities amounted to $12,475,000 or 11.9% of total investments.

As of March 31, 2008, the Portfolio held 43% of total investments in insured bonds (of this amount 21% represents the Portfolio’s holding in pre-refunded bonds). 20% of the Portfolio’s insured bonds were insured by MBIA.

Glossary:

AMBAC—American Bond Assurance Corporation

AMT—Alternative Minimum Tax (subject to)

ASSURED GTY—Assured Guaranty

CDA—Community Development Administration

CDD—Community Development District

CFD—Community Facilities District

CIFG—CIFG Assurance North America, Inc.

COP—Certificate of Participation

FGIC—Financial Guaranty Insurance Company

FNMA—Federal National Mortgage Association

FSA—Financial Security Assurance Inc.

GNMA—Government National Mortgage Association

GO—General Obligation

IDA—Industrial Development Authority/Agency

MBIA—Municipal Bond Investors Assurance

RADIAN—Radian Group, Inc.

SFMR—Single Family Mortgage Revenue

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

8	Sanford C. Bernstein Fund, Inc.—2008 Semi-Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration New York Muni Portfolio

March 31, 2008 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–101.3%
Long-Term Municipal Bonds–95.8%
New York–76.1%
Erie Cnty IDA (Buffalo City Sch Dist Proj) FSA 5.00%, 5/01/11	$3,585	$3,832,365
Long Island Pwr Auth Elec Sys Rev AMBAC 5.00%, 4/01/10	1,860	1,948,071
Metro Transp Auth FGIC 5.25%, 11/15/22	1,830	1,999,623
Nassau Cnty FSA 7.00%, 3/01/10	3,030	3,300,640
Nassau Cnty Tobacco Settlement Corp. 6.25%, 7/15/19	1,805	1,918,535
6.40%, 7/15/33	1,025	1,091,410
New York City Series I 5.00%, 8/01/10	2,400	2,520,864
New York City GO Series 2008J 5.00%, 8/01/11(a)	2,650	2,812,233
New York City IDA ACA 3.05%, 7/01/09	825	816,643
New York City IDA (Polytechnic University) (Prerefunded) 6.125%, 11/01/30	5,915	6,522,766
New York City TFA 5.00%, 8/01/09–11/01/10	6,000	6,266,000
5.75%, 8/15/18	960	1,016,534
Series B 5.25%, 2/01/29(b)	2,000	2,097,760
New York City TFA/Metro Transp Auth/Triborough Brdg & Tunnel AMBAC 5.625%, 1/01/13	1,260	1,326,377
New York Loc Govt Assistance Corp. 5.00%, 4/01/10	2,000	2,102,680
New York St Dorm Auth 5.00%, 3/15/10–3/15/11	6,065	6,409,303
AMBAC 6.125%, 7/01/12	3,300	3,555,156
New York St Dorm Auth (City Univ) AMBAC 5.75%, 7/01/09	1,000	1,022,690

Principal Amount (000)		U.S. $ Value

New York St Dorm Auth (Court Fac Westchester Cnty) 5.25%, 8/01/13	$1,000	$1,038,890
New York St Dorm Auth (Mount Sinai NYU Hlth) 5.00%, 7/01/11	495	495,688
New York St Dorm Auth (NYU Hosp Ctr) 5.00%, 7/01/08	530	533,901
New York St Energy Research & Dev Auth MBIA 3.245%, 4/01/34+	2,325	2,338,857
New York St Enviro Fac Corp. (St Revolving Fund) 7.20%, 3/15/11	20	20,043
New York St Enviro Fac Corp. (Wtr Rev NYC 02) (Prerefunded) 5.75%, 6/15/11	585	644,044
New York St Enviro Fac Corp. (Wtr Rev NYC 02) (Unrefunded) 5.75%, 6/15/11	90	98,792
New York St HFA 4.05%, 11/01/10	1,000	1,006,300
New York St Hsg Fin Agy (Affordable Housing) 3.85%, 11/01/09	1,390	1,411,267
New York St Thruway Auth 5.00%, 4/01/11	4,000	4,273,640
MBIA 5.00%, 4/01/10–1/01/11	6,165	6,525,185
New York St Thruway Auth Hwy & Brdg Trust Fund, Ref MBIA Series C 5.25%, 4/01/10	3,985	4,204,892
New York St UDC 5.50%, 1/01/17	4,000	4,249,400
FSA 5.75%, 1/01/15	1,390	1,510,972
New York St UDC (Service Contract Rev Bonds) 5.00%, 1/01/09	1,725	1,765,589
Patchogue-Medford Union Free Sch Dist 4.50%, 6/27/08	2,070	2,080,702
Roosevelt Union Free Sch Dist 4.375%, 6/27/08	890	895,287
South Country Ctr Sch Dist of Brookhaven 4.50%, 6/30/08	1,025	1,031,150
Tobacco Settlement Fin Auth Series B-1C 5.50%, 6/01/14	2,800	2,853,732
Tobacco Settlement Fin Corp. 4.00%, 6/01/09	2,000	2,045,640
5.50%, 6/01/15	1,540	1,592,129
Series 2008 5.00%, 6/01/11	2,300	2,404,397

Schedule of Investments—Short Duration New York Muni Portfolio	9

Principal Amount (000)		U.S. $ Value

XLCA 6.25%, 6/01/23(b)+	$2,375	$2,375,000
Troy IDA (Rensselaer Polytechnic Institute) 5.00%, 9/01/37(b)	2,280	2,390,671
TSASC, Inc. 6.00%, 7/15/18	1,000	1,059,750
6.375%, 7/15/39	2,650	2,820,845

		102,226,413

Arizona–1.0%
Arizona Hlth Fac Auth (Banner Hlth Sys) FGIC Series 2005F 6.95%, 1/01/35(b)+	1,000	1,000,000
Watson Road CFD (Spl Assmt Rev) 4.70%, 7/01/09	355	352,526

		1,352,526

California–2.0%
California Statewide Comnty Dev Auth (Catholic Hlth Care West) MBIA 7.97%, 7/01/31(b)+	2,625	2,625,000

Delaware–0.2%
Bridgeville (Heritage Shores Spl Dev Dist) Series B 5.125%, 7/01/35	325	291,034

Florida–3.9%
Dupree Lakes CDD 5.00%, 11/01/10	55	52,232
Durbin Crossing CDD 5.25%, 11/01/15	220	195,133
Fishhawk CDD II (Spl Assmt) Series B 5.125%, 11/01/09	135	134,038
Gateway CDD (Sun City Ctr) Series 03B 5.50%, 5/01/10	60	58,093
Hammock Bay CDD (Spl Assmt) Series B 5.375%, 5/01/11	60	58,952
Heritage Isle at Viera CDD Series 4B 5.00%, 11/01/09	100	98,232
Highlands Cnty Hlth Fac Auth (Adventist Hlth Sys/Sunbelt Obligated Group) MBIA Series 2007D 7.09%, 11/15/37+	2,575	2,575,000
Landmark at Doral CDD 5.20%, 5/01/15	255	217,699

Principal Amount (000)		U.S. $ Value

Monterra CDD (Spl Assmt) Series B 5.125%, 11/01/14	$110	$93,057
New River CDD 5.00%, 5/01/13	265	240,132
Overoaks CDD (Capital Impr Rev) Series 4B 5.125%, 5/01/09	230	225,283
Parkway Ctr CDD (Spl Assmt Ref) Series B 5.625%, 5/01/14	265	244,714
Paseo CDD (Capital Impr Rev) Series B 4.875%, 5/01/10	560	535,562
Sandy Creek CDD 5.50%, 5/01/15	350	317,230
Seven Oaks CDD II (Spl Assmt Rev) Series B 5.00%, 5/01/09	90	88,126
Villasol CDD (Spl Assmt Rev) Series B 5.375%, 5/01/08	100	99,852

		5,233,335

Guam–0.5%
Guam Govt Wtrwks Auth (Prerefunded) COP 5.18%, 7/01/15	305	318,464
Guam Govt Wtrwks Auth Wastewtr Sup Rev 5.00%, 7/01/08	300	300,357

		618,821

Illinois–0.3%
Cortland Spl Svc Area No 10 5.125%, 3/01/14	248	237,914
Pingree Grove Village Special Tax (CamBrdg Lakes Proj) Series 5-1 5.25%, 3/01/15	105	104,655

		342,569

Louisiana–0.6%
Coves of the Highland Cnty CDD 5.60%, 11/01/21	270	241,555
Isabella Lakes CDD 6.00%, 8/01/22	255	230,426
Juban Park CDD 5.15%, 10/01/14	230	220,338
Whispering Spring Dev Dist 5.20%, 10/01/21	120	104,948

		797,267

10	Sanford C. Bernstein Fund, Inc.—2008 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Nevada–0.0%
Henderson Loc Impr Dist No. T-16 4.75%, 3/01/13	$40	$36,513

North Carolina–1.3%
Charlotte-Mecklenburg Hosp Auth AMBAC 6.50%, 1/15/45(b)+	1,700	1,700,000

Pennsylvania–1.9%
Philadelphia Sch Dist 7.00%, 9/01/30(b)+	2,605	2,605,000

Puerto Rico–7.6%
Puerto Rico Elec Pwr Auth 5.50%, 7/01/08	700	704,599
Puerto Rico GO FSA Series C 5.00%, 7/01/18(b)	1,765	1,772,872
MBIA Series C 5.00%, 7/01/28(b)	4,350	4,371,228
Puerto Rico Hwy & Transp Auth FSA Series AA 5.00%, 7/01/26(b)	1,450	1,520,485
Puerto Rico Pub Bldg Auth 5.25%, 7/01/09	890	912,036
5.50%, 7/01/10	950	994,802

		10,276,022

Virginia–0.4%
Broad Street CDA 7.125%, 6/01/15	200	211,254

Principal Amount (000)		U.S. $ Value

Louisa IDA Pollution Ctl (Virginia Elec & Pwr Co.) 5.25%, 12/01/08	$295	$297,035

		508,289

Total Long-Term Municipal Bonds (cost $127,360,093)		128,612,789

Short-Term Municipal Notes–5.5%
New York–5.2%
New York City Capital Res Corp. 2.05%, 1/01/26(c)	1,500	1,500,000
New York City Capital Resources Corp. 2.05%, 5/01/37(c)	2,240	2,240,000
New York City Muni Wtr Fin Auth Series 05 AA-1 1.05%, 6/15/32(c)(d)	3,300	3,300,000

		7,040,000

Pennsylvania–0.3%
Langhorne Manor Hgr Ed & Hlth Auth (Wesley Enhanced Living) RADIAN Series 2005A 1.40%, 10/01/32(c)	400	400,000

Total Short-Term Municipal Notes (cost $7,440,000)		7,440,000

Total Investments—101.3% (cost $134,800,093)(e)		136,052,789

Other assets less liabilities—(1.3)%		(1,736,003)

Net Assets—100.0%		$134,316,786

INTEREST RATE SWAP TRANSACTIONS

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$500	7/12/08	BMA	*	3.815%	$3,850

(a)	When-Issued security.
(b)	Variable rate coupon, rate shown as of March 31, 2008.
(c)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(d)	Position, or a portion thereof, has been segregated to collateralize when issued security.
(e)	At March 31, 2008, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $1,626,279 and gross unrealized depreciation of investments was $373,583, resulting in net unrealized appreciation of $1,252,696 (excluding swap transactions).
*	Variable interest rate based on the Securities Industry & Financial Markets Association, formerly the Bond Market Association (BMA).
+	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2008 and the aggregate market value of these securities amounted to $15,218,857 or 11.2% of total investments.

As of March 31, 2008, the Portfolio held 34% of total investments in insured bonds (of this amount 17% represents the Portfolio’s holding in pre-refunded bonds).

Schedule of Investments—Short Duration New York Muni Portfolio	11

Glossary:

ACA—ACA Capital

AMBAC—American Bond Assurance Corporation

CDA—Community Development Administration

CDD—Community Development District

CFD—Community Facilities District

COP—Certificate of Participation

FGIC—Financial Guaranty Insurance Company

FSA—Financial Security Assurance Inc.

GO—General Obligation

HFA—Housing Finance Authority

IDA—Industrial Development Authority/Agency

MBIA—Municipal Bond Investors Assurance

RADIAN—Radian Group, Inc.

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Diversified Municipal Portfolio

March 31, 2008 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–99.0%
Long-Term Municipal Bonds–97.5%
Alabama–0.8%
Cnty of Jefferson FGIC 5.00%, 2/01/42	$5,900	$6,365,392
Jefferson Cnty Swr Rev (Capital Impr Warrants) (Prerefunded) FGIC Series 02 5.00%, 2/01/41	7,725	8,334,348
Jefferson Cnty Wtr & Swr Rev (Prerefunded) FGIC Series 02B 5.00%, 2/01/41	12,005	12,926,744
Jefferson Cnty, Ltd Oblig, Sch Warrants Series A 5.25%, 1/01/11	1,700	1,681,623
Jefferson Cnty, Swr, Capital Impr Warrants FSA Series B8 5.25%, 2/01/10	2,100	2,194,794
Jefferson Cnty, Swr, Capital Impr Warrants (Prerefunded) FGIC Series A 5.00%, 2/01/33	8,865	9,132,014
5.125%, 2/01/39	1,185	1,221,889

		41,856,804

Alaska–0.0%
Anchorage FGIC 6.00%, 10/01/09	1,000	1,051,030

Arizona–2.2%
Arizona Hlth Fac Auth (Banner Hlth Sys) FGIC Series 2005F 6.95%, 1/01/35(a)+	9,075	9,075,000
Arizona Hlth Fac Auth (Catholic Healthcare West) AMBAC Series 2005D 6.24%, 7/01/35(a)+	4,950	4,950,000
Arizona Hlth Fac Auth (Phoenix Children’s Hosp) 3.21%, 2/01/42(b)	18,025	17,304,901
Arizona Sch Fac Brd FGIC 5.00%, 9/01/15	1,765	1,918,449

12	Sanford C. Bernstein Fund, Inc.—2008 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Arizona Sch Fac Brd Rev, Ref St Sch Impr 5.00%, 1/01/13	$1,315	$1,431,654
Arizona St Transp Brd 5.00%, 7/01/13–7/01/16	26,305	28,951,593
Arizona Tourism & Sports Auth Tax Rev (Baseball Training Fac Proj) 5.00%, 7/01/15	2,315	2,407,855
Arizona Tourism & Sports Auth Tax Rev (Baseball Training Facs Proj.) 5.00%, 7/01/16	1,500	1,548,015
Arizona Wtr Infra Fin Auth Rev Wtr Quality Series A 5.75%, 10/01/11	1,525	1,615,661
Maricopa Cnty IDA, MFHR (Steeplechase Apts Proj) AMT Series B 6.25%, 12/01/20	1,855	1,793,488
Mesa St & Hwy Rev (Prerefunded) FSA 5.125%, 7/01/23	4,255	4,737,985
Mesa IDA (Discovery Hlth Sys) (Prerefunded) MBIA Series A 5.625%, 1/01/29	2,000	2,127,240
Phoenix Civic Impr Corp. AMBAC 5.00%, 7/01/14	5,000	5,449,350
MBIA 5.00%, 7/01/14	5,000	5,464,050
Phoenix Civic Impr Corp., Transit Excise Tax Rev (Light Rail Proj.) AMBAC 5.00%, 7/01/10	2,835	2,991,208
Phoenix, Civic Impt Corp., Transit Excise Tax Rev (Light Rail Proj.) AMBAC 5.00%, 7/01/11	7,755	8,300,176
Pima Cnty IDA 5.45%, 12/01/17	2,550	2,403,477
Pima Cnty IDA (Horizon Comnty Learning Ctr) 4.45%, 6/01/14	2,050	1,967,611
Salt Verde Financial Corp. Series 2007 5.25%, 12/01/21	1,430	1,399,899
Vistancia Comnty Fac Dist 5.00%, 7/15/08	400	400,492
5.30%, 7/15/09	500	504,585
5.55%, 7/15/10	500	510,255
Watson Road CFD (Spl Assmt Rev) 4.85%, 7/01/10	1,210	1,197,271

Principal Amount (000)		U.S. $ Value

Yavapai Cnty IDA (Waste Management Inc. Proj) Series 2007A 4.25%, 3/01/28(a)	$4,190	$4,151,997

		112,602,212

California–6.7%
California Dept of Wtr Res Pwr Sup Rev MBIA-IBC Series 2A 5.50%, 5/01/10	7,115	7,554,849
California Econ Rec Bonds MBIA Series A 5.00%, 7/01/11	3,665	3,932,105
Series A 5.25%, 1/01/10–7/01/12	34,460	36,834,097
California Hlth Fac Fin Auth (Catholic Healthcare West) AMBAC Series 2005 7.11%, 7/01/32(a)(c)+	18,450	18,450,000
MBIA Series 2004 8.31%, 7/01/25(a)+	700	700,000
California St Series B 5.00%, 7/01/23(a)	46,080	47,865,139
California St Dept of Wtr Res Pwr Sup Rev Series A 5.50%, 5/01/09	4,585	4,749,189
California St GO 5.00%, 6/01/10–5/01/17	131,465	140,055,829
5.25%, 3/01/10	2,925	3,068,530
6.00%, 2/01/11	15,760	17,027,419
California Statewide CDA (Kaiser Permanente) Series E 3.875%, 4/01/32	6,695	6,803,660
Fremont Uni Sch Dist (Election 2002) FSA Series B 5.00%, 8/01/27	1,000	1,014,020
Fresno Uni Sch Dist MBIA Series A 6.00%, 2/01/20	3,255	3,519,925
Golden St Tobacco Securitization Corp. 5.375%, 6/01/28	2,725	2,883,404
FGIC 5.375%, 6/01/28	19,395	20,522,432
5.50%, 6/01/33	5,000	5,495,450
Sacramento City Fin Auth (Lease Rev) Series B 5.40%, 11/01/20	1,000	1,109,100
Sacramento Muni Util Dist MBIA Series G 6.50%, 9/01/13	1,035	1,148,850
Tax Exempt Muni Infra Series 04A 3.80%, 5/01/08(d)	18,569	18,584,598

Schedule of Investments—Diversified Municipal Portfolio	13

Principal Amount (000)		U.S. $ Value

Tax Exempt Muni Infra Impr Trust, Certificates Class A Series 2004C 4.05%, 11/01/08(d)	$5,498	$5,511,250

		346,829,846

Colorado–0.8%
Baptist Road Rural Transp Auth 4.80%, 12/01/17	310	280,460
Colorado Dept of Transp (Transp Rev Antic Notes) FGIC Series B 5.00%, 12/15/13	9,200	10,081,268
MBIA Series B 5.50%, 6/15/13–6/15/14	8,300	9,350,429
Muni Subdist Northern Colorado Wtr Conservancy Dist AMBAC 5.00%, 12/01/13	7,295	7,969,715
PV Wtr & Sanitation Metro Dist Capital Appreciation Series 06 Zero Coupon, 12/15/17	16,266	8,916,045
Todd Creek Farms Metro Dist No. 1 (Wtr Rev Ref & Impr) 4.75%, 12/01/09	2,185	2,172,130
Weld Cnty Sch Dist No. 6 (Greeley) FSA 5.25%, 12/01/17	2,405	2,630,517

		41,400,564

Connecticut–0.9%
Connecticut Res Recovery Auth MBIA 5.375%, 11/15/09–11/15/10	6,505	6,622,753
Connecticut St GO FSA 5.00%, 11/15/13	5,700	6,288,126
5.375%, 10/01/10	6,250	6,702,312
MBIA 5.00%, 12/01/12–12/01/13	14,365	15,740,066
Connecticut St Spl Tax Oblig Rev Series B 6.15%, 9/01/09	1,000	1,054,280
Mashantucket Western Pequot Tribe, Spl Rev Series Sub B 5.55%, 9/01/08(d)	1,700	1,705,814
St of Connecticut FSA 5.375%, 10/01/13	4,795	5,199,986
Univ of Connecticut (Student Fee Rev) FGIC Series A 5.25%, 11/15/17	3,065	3,283,933

		46,597,270

Principal Amount (000)		U.S. $ Value

Delaware–0.4%
Delaware Transp Auth Sys Rev MBIA 5.00%, 7/01/10–7/01/11	$19,180	$20,334,736

District of Columbia–0.8%
Dist of Columbia FGIC 14.00%, 2/01/36(a)+	12,525	12,525,000
FSA 5.00%, 6/01/14	5,790	6,287,361
XLCA Series 2004C 5.50%, 6/01/34(a)+	1,250	1,250,000
Dist of Columbia (Prerefunded) FSA Series B 5.50%, 6/01/09	175	181,825
Dist of Columbia (Unrefunded) FSA Series B 5.50%, 6/01/09	2,100	2,178,939
Dist of Columbia Hsg Fin Agy Single Family FNMA & GNMA Mtg GNMA/FNMA Series A 6.25%, 12/01/28	855	864,944
Dist of Columbia Wtr & Swr Auth AMBAC Series 2004 7.00%, 10/01/29(a)+	17,250	17,250,000
AMBAC Series 2004A1 5.50%, 10/01/34(a)+	250	250,000
FSA 6.00%, 10/01/16	1,635	1,918,672

		42,706,741

Florida–10.4%
Amelia Walk CDD 5.20%, 5/01/14	2,135	1,920,838
Arborwood CDD (Centex Homes Proj) 5.25%, 5/01/16–5/01/36	9,010	7,543,840
Arborwood CDD (Ctr Home Proj) 5.10%, 5/01/16	2,385	2,079,434
Beacon Tradeport CDD (Spl Assmt Indl Proj) Series B 7.125%, 5/01/22	2,410	2,443,499
Belmont CDD 5.125%, 11/01/14	2,465	2,191,065
Bonnet Creek Resort CDD, Spl Assmt 7.125%, 5/01/12	1,420	1,436,089
Brevard Cnty Sch Brd AMBAC 5.00%, 7/01/26	5,000	5,428,750
Broward Cnty Sch Brd FGIC 5.00%, 7/01/13–7/01/14	7,190	7,589,160

14	Sanford C. Bernstein Fund, Inc.—2008 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Broward Cnty, Arpt Sys Rev AMT MBIA Series E 5.25%, 10/01/10	$2,065	$2,107,147
Chapel Creek CDD 5.25%, 5/01/15	3,660	3,267,319
Citizens Ppty Insurance Corp. MBIA 5.00%, 3/01/14–3/01/16	103,035	109,498,313
Cnty of Orange FGIC 5.00%, 1/01/13	5,520	5,893,704
Collier Cnty Sch Brd FSA 5.00%, 2/15/16	5,000	5,415,050
Dade Cnty Sch Dist MBIA Series 94 5.00%, 8/01/12	8,060	8,598,005
Dupree Lakes CDD 5.00%, 11/01/10	255	242,168
Durbin Crossing CDD 5.25%, 11/01/15	1,605	1,423,587
East Homestead CDD 5.00%, 5/01/11	1,350	1,269,216
Fishhawk CDD II 5.00%, 5/01/12	2,875	2,650,721
Florida Brd of Ed MBIA Series 2002C 5.00%, 1/01/17	3,680	3,882,584
Florida Hurricane Catastrophe Fund 5.00%, 7/01/11	32,320	34,005,811
Florida St Brd of Ed 5.00%, 6/01/12–1/01/16	32,230	35,016,288
FGIC 5.25%, 6/01/11	2,125	2,266,100
MBIA Series C 5.25%, 1/01/11	4,600	4,867,996
Series A 5.00%, 6/01/12–1/01/13	20,050	21,612,607
Series B 5.00%, 1/01/12	9,850	10,520,785
ST GTD 5.00%, 6/01/13	5,000	5,424,850
Florida St Brd of Ed Capital Outlay ETM 9.125%, 6/01/14	150	195,018
Florida St Brd of Ed Capital Outlay (Unrefunded) 9.125%, 6/01/14	990	1,163,052
Florida St Dept of Enviro Protection AMBAC 5.00%, 7/01/13–7/01/15	16,920	18,306,193
FGIC Series A 5.00%, 7/01/18	3,435	3,599,743
MBIA 5.00%, 7/01/15	6,095	6,610,271
Florida St Trpk Auth FGIC 5.00%, 7/01/11	1,020	1,081,271

Principal Amount (000)		U.S. $ Value

FSA 5.00%, 7/01/12	$6,375	$6,858,225
5.25%, 7/01/10	6,975	7,375,156
Gateway Svcs CDD, Spl Assmt (Stoneybrook Proj) Series B 5.50%, 7/01/08	30	29,946
Greyhawk Landing CDD, Spl Assmt Rev Series B 6.25%, 5/01/09	105	104,649
Hammock Bay CDD (Spl Assmt) Series B 5.375%, 5/01/11	65	63,865
Harbor Bay CDD (Capital Impr Rev) Series B 6.35%, 5/01/10	970	961,241
Heritage Isle at Viera CDD Series 4B 5.00%, 11/01/09	100	98,232
Heritage Plantation CDD 5.10%, 11/01/13	3,560	3,221,124
Highlands Cnty Hlth Fac Auth ASSURED GTY 6.14%, 11/15/37(a)+	8,525	8,525,000
Highlands Cnty Hlth Fac Auth (Adventist Hlth Sys/Sunbelt Obligated Group) MBIA Series 2007D 7.09%, 11/15/37+	14,000	14,000,000
Jacksonville Dist Wtr & Swr Rev MBIA 5.00%, 10/01/20	5,340	5,408,886
Jacksonville Port Auth MBIA 4.375%, 11/01/18(a)	4,455	4,471,929
Lake Ashton II CDD 5.00%, 11/01/11	6,810	6,342,357
Lake Ashton II CDD (Capital Impr Rev) Series B 4.875%, 11/01/10	1,240	1,174,020
Lakewood Ranch Stewardship CDD 5.00%, 5/01/13	520	471,983
Landmark at Doral CDD 5.20%, 5/01/15	4,535	3,871,620
Live Oak CDD No 2 Series B 5.00%, 11/01/09	3,615	3,458,507
Live Oak CDD No. 001, Spl Assmt ETM Series B 5.30%, 5/01/08	95	94,952
Main Street CDD Series B 6.90%, 5/01/17	10,000	9,926,300

Schedule of Investments—Diversified Municipal Portfolio	15

Principal Amount (000)		U.S. $ Value

Meadow Pointe III CDD Series 4B 5.00%, 5/01/09	$200	$195,644
Meadow Woods CDD Series 4B 5.25%, 5/01/11	1,160	1,117,509
Miami Beach Hlth Fac Auth (Mount Sinai Med Ctr) Series 04 6.75%, 11/15/24	6,990	7,033,687
Miami-Dade Cnty Sch Dist MBIA 5.00%, 2/15/13	3,325	3,549,338
MBIA Series 1996 4.75%, 7/15/10	11,215	11,730,554
MBIA Series 1997 5.00%, 2/15/15	2,455	2,634,534
Middle Village CDD (Spl Assmt) Series C 5.125%, 5/01/09	420	414,569
Midtown Miami CDD Series 04A 6.00%, 5/01/24	4,300	3,958,580
Miromar Lakes CDD Series 00A 7.25%, 5/01/12	1,775	1,790,052
Monterra CDD (Spl Assmt) Series B 5.00%, 11/01/10	6,760	6,207,370
5.125%, 11/01/14	9,455	7,998,646
Overoaks CDD (Capital Impr Rev) Series 4B 5.125%, 5/01/09	2,470	2,419,340
Palm Beach Cnty Solid Waste Auth AMBAC Series A 6.00%, 10/01/09	4,305	4,498,844
Palm Glades CDD 4.85%, 8/01/11	1,980	1,860,943
Parkway Ctr CDD (Spl Assmt Ref) Series B 5.625%, 5/01/14	4,640	4,284,808
Paseo CDD 5.00%, 2/01/11	2,405	2,271,955
Paseo CDD (Capital Impr Rev) Series B 4.875%, 5/01/10	4,895	4,681,382
Quarry CDD (Spl Assmt) 5.25%, 5/01/16	1,050	933,250
Series A-2 5.25%, 5/01/36	6,540	5,069,285

Principal Amount (000)		U.S. $ Value

Riverwood Estates CDD 5.00%, 5/01/13	$1,960	$1,777,465
Saddlebrook CDD (Spl Assmt) Series B 6.25%, 5/01/09	10	10,034
Sandy Creek CDD 5.50%, 5/01/15	1,155	1,046,857
Sarasota Cnty Util Sys Rev FGIC Series C 5.25%, 10/01/21	2,000	2,059,600
Seven Oaks CDD II (Spl Assmt Rev) Series B 5.00%, 5/01/09	1,925	1,884,921
Shingle Creek CDD 5.75%, 5/01/15	4,390	4,007,411
South Bay CDD Series 5B-2 5.375%, 5/01/13	2,900	2,513,894
South Bay CDD (Capital Impt Rev) Series B-1 5.125%, 11/01/09	1,070	1,018,084
Stoneybrook South CDD 5.45%, 11/01/15	7,075	6,356,817
Sunrise Util Sys Rev AMBAC 5.50%, 10/01/13	2,445	2,691,358
Sweetwater Creek CDD 5.125%, 5/01/13	3,000	2,735,370
5.30%, 5/01/17	1,000	866,470
Tampa Occupational License Tax FGIC Series A 5.375%, 10/01/17–10/01/18	8,110	8,577,936
Tampa Wtr & Swr Rev Series A 5.25%, 10/01/18	1,160	1,228,637
Tampa-Hillsborough Cnty Express Parkway AMBAC 5.00%, 7/01/12	8,575	9,119,512
Tern Bay CDD (Capital Impr Rev) Series B 5.00%, 5/01/15	2,570	1,916,038
Venetian CDD (Capital Impr) Series B 5.95%, 5/01/12	310	306,460
Verano Ctr CDD 5.00%, 11/01/12	2,265	2,062,736
Verano Ctr CDD (Infra Proj) Series B 5.00%, 11/01/13	3,240	2,893,741

16	Sanford C. Bernstein Fund, Inc.—2008 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Villages of Westport CDD Series 05A 5.125%, 5/01/15	$2,055	$1,828,950
Waterford Estates CDD 5.125%, 5/01/13	2,000	1,761,440
Waterset North CDD (Spl Assmt) Series 0B 6.55%, 11/01/15	7,015	6,700,588
Westchester CDD No. 1 (Spl Assmt) 6.00%, 5/01/23	4,670	4,139,628

		536,162,703

Georgia–1.5%
Georgia St GO 6.00%, 3/01/12	1,000	1,118,130
Series C 6.25%, 8/01/10	1,490	1,623,310
Main Street Natural Gas, Inc. 5.00%, 3/15/10–3/15/16	45,715	45,877,694
Series 2006A 5.00%, 3/15/18	1,960	1,914,920
Main Street Natural Gas, Inc. (Prepaid Gas) 5.00%, 3/15/17	2,900	2,858,820
Metro Atlanta Rapid Transit Auth FGIC 5.00%, 7/01/12–7/01/13	11,630	12,613,457
Muni Elec Auth of Georgia FSA 5.25%, 1/01/14	4,230	4,679,184
MBIA 5.25%, 1/01/14	3,625	3,950,344
Muni Elec Auth of Georgia (Unrefunded) (Combustion Turbine Proj) MBIA Series A 5.25%, 11/01/21	3,000	3,110,880

		77,746,739

Guam–0.2%
Guam Govt Wtrwks Auth (Prerefunded) COP 5.18%, 7/01/15	7,276	7,608,843
Guam Govt Wtrwks Auth Wtr & Wastewtr Sys Rev Series 05 5.00%, 7/01/13	1,345	1,346,681
Guam Govt Wtrwrks Auth Wtr & Wastewtr Sys Rev 5.00%, 7/01/10	2,055	2,073,495

		11,029,019

Principal Amount (000)		U.S. $ Value

Hawaii–2.6%
Hawaii St GO AMBAC 5.00%, 7/01/12–7/01/15	$61,055	$66,657,706
AMBAC Series DG 5.00%, 7/01/14	47,080	51,728,208
FGIC Series CN 6.00%, 3/01/09	105	109,014
FSA Series CX 5.50%, 2/01/21	2,540	2,674,747
Hawaii St GO (Unrefunded) FGIC Series CN 6.00%, 3/01/09	2,560	2,651,930
FSA Series CX 5.50%, 2/01/17	4,055	4,361,031
St of Hawaii AMBAC 5.00%, 7/01/11	4,725	5,081,548
FSA Series CX 5.50%, 2/01/17	2,940	3,221,623

		136,485,807

Illinois–4.3%
Bolingbrook Sales Tax Rev 5.75%, 1/01/15(e)	4,000	4,107,440
Chicago FSA Series A 5.00%, 1/01/12	5,760	6,194,534
Chicago (Kingsbury Redev Proj) Series A 6.57%, 2/15/13	2,000	2,013,440
Chicago (Prerefunded) FGIC Series A 6.75%, 1/01/35	2,310	2,550,610
Chicago Brd of Ed, Lease Certificates MBIA Series A 6.25%, 1/01/11	1,880	2,055,836
Chicago HFA SFMR (Mtg Rev) AMT GNMA/FNMA/FHLMC Series 99 A 6.35%, 10/01/30	110	110,178
Chicago O’Hare Int’l Arpt Rev, Second Lien MBIA Series C 5.00%, 1/01/10	1,890	1,963,502
5.75%, 1/01/09	1,675	1,715,703
Chicago Park Dist, Harbor Fac Rev (Prerefunded) 5.875%, 1/01/13–1/01/15	5,735	6,221,213
Chicago Pub Bldg Commission Rev (Chicago Park Dist) FGIC Series A 5.375%, 1/01/13	2,510	2,574,231

Schedule of Investments—Diversified Municipal Portfolio	17

Principal Amount (000)		U.S. $ Value

Chicago Pub Bldg Commission, Bldg Rev, Chicago Transit Auth AMBAC 5.00%, 3/01/09	$1,180	$1,214,491
5.25%, 3/01/21	4,000	4,409,960
Chicago Transit Auth, Capital Grant Receipts Rev (Federal Transit Administration, Section 5307) AMBAC Series A 5.25%, 6/01/10	4,570	4,822,721
AMBAC Series B 5.00%, 6/01/09	2,000	2,064,960
City of Chicago FSA 5.00%, 1/01/16	5,000	5,459,300
MBIA 5.25%, 1/01/15	4,225	4,609,855
Du Page Cnty (Jail Proj) 5.60%, 1/01/21	6,735	7,601,727
Du Page Cnty (Stormwater Proj) 5.60%, 1/01/21	1,920	2,167,085
Du Page Cnty Wtr Commission 5.25%, 3/01/10	5,000	5,277,000
Illinois Dev Fin Auth, Adventist Hlth Sys MBIA Series B 3.149%, 1/01/19	5,730	5,729,943
Illinois Fin Auth AMBAC 6.00%, 11/01/38(a)+	4,975	4,975,000
Illinois Fin Auth (Advocate Healthcare) AMBAC 7.09%, 11/01/30(a)+	8,675	8,675,000
Series 2002 5.25%, 3/01/12	5,825	6,327,523
Illinois St Dedicated Tax Rev (Civic Ctr) AMBAC 6.25%, 12/15/20	3,135	3,608,166
Illinois St GO MBIA 5.00%, 3/01/14	8,080	8,807,442
Illinois St GO (Prerefunded) MBIA 5.75%, 12/01/13	2,390	2,600,296
Illinois St Sales Tax Rev Series Q 6.00%, 6/15/12	3,225	3,492,095
Series U 5.00%, 6/15/09	1,150	1,152,047
Metro Pier & Exposition Auth Dedicated St Tax Rev (McCormick Place) MBIA Series A 5.25%, 6/15/09	7,000	7,255,500

Principal Amount (000)		U.S. $ Value

Pingree Grove Village Special Tax (CamBrdg Lakes Proj) Series 5-1 5.25%, 3/01/15	$1,534	$1,528,969
Regional Transp Auth 5.00%, 7/01/16	5,285	5,765,142
FGIC Series B 5.50%, 6/01/17	1,025	1,144,402
FGIC Series C 7.75%, 6/01/20	1,005	1,309,897
St of Illinois 5.00%, 1/01/13–3/01/13	9,785	10,604,410
AMBAC 5.00%, 4/01/11–11/01/14	8,765	9,538,880
FSA 5.00%, 9/01/14	5,550	6,107,831
5.25%, 4/01/09–10/01/13	8,830	9,713,315
5.375%, 10/01/10	11,015	11,812,156
MBIA 5.25%, 4/01/11–10/01/21	8,275	8,833,364
5.375%, 7/01/10	8,985	9,557,255
MBIA-IBC 5.00%, 3/01/15	5,000	5,427,800
St. Clair Cnty FGIC 5.625%, 10/01/13	3,410	3,612,861
Town of Cortland 5.50%, 3/01/17	5,089	4,751,752
Univ of Illinois COP (Prerefunded) AMBAC Series A 5.50%, 8/15/18	2,340	2,561,270
Will & Kendall Counties Comnty Consolidated Sch Dist 202 FGIC 5.00%, 1/01/14–1/01/16	8,575	9,213,510

		221,239,612

Indiana–0.8%
Allen Cnty Juvenile Justice Ctr First Mtg Rev AMBAC 5.50%, 1/01/18	1,575	1,687,487
Dyer Redev Auth, Econ Dev Lease 6.55%, 7/15/20	2,720	2,899,547
6.875%, 7/15/14	1,755	1,878,043
Indiana St Fin Auth Rev 5.00%, 2/01/14	5,735	6,273,230
Indiana St Fin Auth Rev (St Revolving PG) Series A 5.00%, 2/01/13–2/01/14	6,450	7,033,342
Indiana Transp Fin Auth, Arpt Fac Lease Rev AMBAC Series A 6.00%, 11/01/09	1,370	1,454,008

18	Sanford C. Bernstein Fund, Inc.—2008 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Indianapolis Gas Util Rev (Citizen Gas Util) ASSURED GTY 5.00%, 8/15/30(a)(f)	$7,670	$7,913,369
Indianapolis Gas Util Rev (Ref Distribtion Sys) AMBAC Series A 5.75%, 8/15/08	2,395	2,429,081
Indianapolis Loc Pub Impr Bond Bank Series B 5.00%, 2/01/10	700	701,253
6.00%, 1/10/13	5,325	5,726,611
Indianapolis Res Recov, Rev, Ogden Martin Sys (Inc Proj) AMBAC 6.75%, 12/01/08	2,750	2,829,723
Ivy Tech St Coll, Student Fee AMBAC Series G 5.00%, 7/01/08	1,000	1,006,740

		41,832,434

Kansas–0.3%
Wyandotte Cnty-Kansas City Uni Govt AMBAC 5.65%, 9/01/13–9/01/14	11,960	13,202,974
Wyandotte Cnty-Kansas City Uni Govt (Sales Tax) Series B 4.75%, 12/01/16	2,790	2,759,589

		15,962,563

Kentucky–0.3%
Kentucky Asset Liability Commission MBIA 5.00%, 9/01/16	5,000	5,428,350
Kentucky Econ Dev Fin Auth (Catholic Hlth Initiatives) Series A 5.375%, 12/01/11	1,240	1,259,418
Kentucky St Ppty & Bldg Commission FGIC 5.00%, 3/01/13–3/01/14	7,970	8,600,134

		15,287,902

Louisiana–2.7%
Coves of the Highland Cnty CDD 5.60%, 11/01/21	4,025	3,600,966
De Soto Parish PCR (Int’l Paper Co) Series 02a 5.00%, 10/01/12	4,700	4,767,915
Ernest N Morial-New Orleans Exhibit Hall Auth AMBAC 5.00%, 7/15/33	7,350	8,047,956
5.25%, 7/15/20–7/15/23	9,855	10,910,175
Jefferson Parish Home Mtg Auth Mtg-Backed Securities AMT GNMA/FNMA Series C-1 5.40%, 12/01/24	45	45,024

Principal Amount (000)		U.S. $ Value

Lakeshore Villages Master CDD 5.25%, 7/01/17	$9,895	$8,828,913
Louisiana Arpt Fac (Cargo ACQ Grp) AMT Series 02 6.65%, 1/01/25	645	655,900
Louisiana St AMBAC 5.00%, 10/15/12	11,965	12,861,777
FSA 5.00%, 5/01/13–5/01/16	38,070	41,146,538
Louisiana St Agriculture Fin Auth 5.25%, 9/15/17	21,720	21,607,490
Louisiana St Citizens Ppty Insurance Corp. AMBAC 5.25%, 6/01/14	1,770	1,877,758
Louisiana St Office Fac Corp., Lease Rev (Capitol Complex Program) MBIA Series A 5.50%, 3/01/11	2,000	2,069,900
Morehouse Parish GO 5.25%, 11/15/13	7,320	7,487,335
New Orleans GO MBIA 5.25%, 12/01/20	5,845	5,892,228
Orange Grove CDD 5.30%, 11/01/21	2,580	2,221,793
Tangipahoa Parish Sch Dist 5.90%, 5/01/22	3,365	3,056,328
Terrebonne Parish Wtrwks Dist No. 001 Wtr Rev AMBAC Series A 5.25%, 11/01/23	2,000	2,056,980

		137,134,976

Massachusetts–3.9%
City of Boston 5.00%, 3/01/15	1,035	1,139,545
Massachusetts Bay Transp Auth GTD Series A 5.25%, 7/01/20	3,600	3,929,400
5.50%, 3/01/12	3,780	4,018,745
5.75%, 3/01/10	2,255	2,397,403
GTD Series Senior B 5.00%, 7/01/11	2,385	2,556,505
MBIA Series A 7.00%, 3/01/10	9,700	10,499,862
Massachusetts Port Auth FSA Series B 5.50%, 7/01/09	1,780	1,836,960
Massachusetts St GO 5.00%, 11/01/10	2,200	2,338,138
FSA 5.00%, 3/01/20–3/01/21	12,415	13,733,597
Series A 5.50%, 1/01/11	1,305	1,401,687

Schedule of Investments—Diversified Municipal Portfolio	19

Principal Amount (000)		U.S. $ Value

Massachusetts St GO (Consolidated Loan) 5.00%, 5/01/12–5/01/14	$18,515	$20,105,061
FGIC Series C 5.50%, 11/01/13–11/01/14	38,980	43,830,888
MBIA 5.50%, 11/01/12	20,050	22,187,731
MBIA Series B 5.00%, 8/01/12	17,750	19,187,572
Series C 5.50%, 12/01/11	2,115	2,317,723
Massachusetts St GO (Consolidated Loan) (Prerefunded) MBIA Series D 5.375%, 8/01/22	2,605	2,860,889
Series C 5.375%, 12/01/18	11,870	12,947,677
5.75%, 10/01/14	3,325	3,587,276
Massachusetts St HEFA (Harvard Univ) Series N 6.25%, 4/01/20	2,820	3,392,911
Massachusetts Wtr Pollution Abatement Trust Series B 5.25%, 8/01/14	1,055	1,149,499
Massachusetts Wtr Pollution Abatement Trust (New Bedford Program) Series A 5.125%, 2/01/16	3,460	3,539,788
Massachusetts Wtr Pollution Abatement Trust (Pool Program Bds) Series 7 5.25%, 2/01/10	2,455	2,585,189
Univ of Massachusetts Bldg Auth Rev AMBAC Series Senior 2 5.00%, 11/01/18	18,690	19,838,127

		201,382,173

Michigan–1.5%
Detroit City Sch Dist AMBAC Series A 6.50%, 5/01/10	1,065	1,141,957
Detroit City Sch Dist (Sch Bldg & Site Impr) FGIC Series 2A 5.00%, 5/01/32	1,405	1,533,642
Detroit Swr Disp Rev FGIC Series A 6.00%, 7/01/29	3,105	3,325,051
MBIA Series B 6.00%, 7/01/10	2,510	2,700,484
Detroit Wtr Sup Sys Rev, Senior Lien FGIC 5.25%, 7/01/33	5,155	5,568,844

Principal Amount (000)		U.S. $ Value

Grand Rapids, Wtr Sup Sys Rev FGIC 5.75%, 1/01/12	$2,100	$2,249,793
Kent Hospital Fin Auth (Spectrum Hlth Sys) FGIC Series 2007A 5.89%, 1/15/47(a)+	4,925	4,925,000
Lansing Comnty Coll FGIC 5.50%, 5/01/16	3,515	3,865,410
Michigan Muni Bond Auth 5.50%, 10/01/13–10/01/15	5,165	5,842,165
Michigan Muni Bond Auth (Clean Wtr Revolving Fund) (Prerefunded) 5.625%, 10/01/11	1,270	1,349,197
Michigan Muni Bond Auth (Ref Sch Loan) Series A 5.25%, 12/01/10	5,215	5,559,607
Michigan Pub Pwr Agy MBIA 5.25%, 1/01/14	3,380	3,722,157
Michigan Pub Pwr Agy (Ref Belle River Proj) MBIA Series A 5.25%, 1/01/10	9,065	9,473,288
Michigan St COP (New Ctr Dev) MBIA 5.375%, 9/01/19	4,775	5,188,467
Michigan St GO FSA 5.00%, 9/01/13	2,055	2,246,999
Michigan St GO (Trunk Line Fund) FSA Series 05B 5.00%, 9/01/11	5,130	5,520,598
Michigan St GO (Trunk Line) FGIC 5.00%, 11/01/12	4,130	4,466,058
5.25%, 11/01/13	5,000	5,500,900
FSA Series A 5.50%, 11/01/18	1,110	1,219,269
Walled Lake Consolidated Sch Dist Q-SBLF 5.75%, 5/01/13	2,000	2,137,480
Wayne Cnty Comnty Coll Impr FGIC 5.00%, 7/01/08	1,925	1,938,687

		79,475,053

Minnesota–0.5%
Minneapolis (Fairview Hlth Svc) MBIA 8.64%, 11/15/19(a)+	9,400	9,400,000

20	Sanford C. Bernstein Fund, Inc.—2008 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Minnesota Pub Fac Auth 5.00%, 3/01/13	$1,245	$1,357,299
Minnesota St Muni Pwr Agy, Elec Rev 4.50%, 10/01/12	2,395	2,537,766
Saint Paul Hsg & Redev Auth Hosp Rev (Healtheast Proj.) 5.15%, 11/15/20	2,770	2,600,836
5.75%, 11/15/21	1,750	1,719,113
Southern Minnesota Muni Pwr Agy AMBAC 5.25%, 1/01/16	6,820	7,387,219

		25,002,233

Mississippi–0.3%
Mississippi Dev Bank AMBAC 7.45%, 8/01/27(a)+	3,400	3,400,000
FGIC Series 2007 7.45%, 8/01/27(a)+	8,400	8,400,000
Mississippi Hosp Equip & Fac Auth (Mississipi Baptist Med Ctr) CIFG 7.00%, 8/15/36(a)+	4,125	4,125,000

		15,925,000

Missouri–0.4%
Jackson Cnty Pub Bldg Corp., Leasehold Rev (Capital Impr Proj) 5.00%, 12/01/25	1,955	1,978,050
Kansas City Muni Assistance Corp. FGIC 5.00%, 4/15/13	7,215	7,713,845
Missouri St Hsg Dev Commission, SFMR AMT GNMA/FNMA Series B-2 6.40%, 9/01/29	305	314,836
Missouri St Hwy & Transit Commission 5.00%, 2/01/13	10,755	11,724,778

		21,731,509

Nebraska–0.2%
Nebraska Pub Pwr Dist Rev MBIA Series B 5.00%, 1/01/11	10,355	10,991,832

Nevada–3.8%
City of Henderson FGIC 6.49%, 7/01/31(a)(c)+	13,150	13,150,000
Clark Cnty AMBAC 5.00%, 7/01/14–11/01/16	43,365	47,364,781
AMBAC Series A 6.50%, 6/01/17	1,760	2,097,586
FSA 5.00%, 6/01/12–6/01/13	21,020	22,820,777

Principal Amount (000)		U.S. $ Value

Clark Cnty Impr Dist 5.00%, 8/01/10	$3,430	$3,417,858
Clark Cnty Impr Dist, Summerlin No. 151 3.95%, 8/01/09	470	460,999
4.40%, 8/01/12	190	180,143
Clark Cnty Sch Dist FGIC 5.00%, 6/15/17	27,880	29,943,956
5.25%, 6/15/14	5,505	6,063,262
FSA 5.50%, 6/15/12	13,425	14,817,709
FSA Series C 5.25%, 6/15/13	8,800	9,724,000
MBIA 5.00%, 6/15/10–6/15/13	8,740	9,407,439
5.25%, 6/15/12	5,000	5,448,850
Clark Cnty Sch Dist GO FSA 5.00%, 6/15/19	22,380	23,803,592
Clark Cnty Spl Impr Dist No 142 5.30%, 8/01/11	1,585	1,572,986
Henderson Loc Impr Dist No. T-16 4.75%, 3/01/13	975	890,000
Las Vegas Spl Impr Dist No. 607, Loc Impr Bonds 4.30%, 6/01/08	1,625	1,621,961
5.15%, 6/01/11	2,005	1,966,564
Washoe Cnty Sch Dist (Prerefunded) FGIC 5.25%, 6/01/14	1,555	1,590,578

		196,343,041

New Hampshire–0.3%
Manchester Hsg & Redev Auth ACA Series A 6.75%, 1/01/13–1/01/15	6,155	6,331,891
New Hampshire Hlth & Ed Fac Auth AMBAC 5.375%, 7/01/20	7,090	7,503,772

		13,835,663

New Jersey–7.0%
Garden St Preservation Trust (Open Space & Farmland) FSA Series 05A 5.80%, 11/01/17	2,325	2,645,013
New Jersey Ed Fac Auth (Prerefunded) AMBAC Series 02A 5.25%, 9/01/21	4,505	4,952,031
New Jersey EDA AMBAC Series 2007T 5.50%, 9/01/24(a)+	12,065	12,065,000
FSA Series 2005Q 5.00%, 3/01/22(a)+	845	845,000

Schedule of Investments—Diversified Municipal Portfolio	21

Principal Amount (000)		U.S. $ Value

MBIA 5.00%, 9/01/15	$3,645	$3,895,594
MBIA Series 1A 5.00%, 7/01/11	11,795	12,601,542
New Jersey EDA (Cigarette Tax) FGIC 5.00%, 6/15/09–6/15/10	16,155	16,748,230
FGIC Series 4 5.00%, 6/15/11	4,665	4,895,078
FSA 5.00%, 6/15/09	2,565	2,629,510
FSA Series 4 5.00%, 6/15/10	3,615	3,813,536
New Jersey EDA (Market Transition Fac Rev, Senior Lien) MBIA Series A 5.00%, 7/01/09	3,790	3,920,869
New Jersey EDA (Sch Fac Constr) MBIA Series G 5.00%, 9/01/13	20,445	22,238,435
New Jersey EDA (Sch Fac Constr) (Prerefunded) MBIA Series C 5.00%, 6/15/09	245	253,724
New Jersey Hlth Care Fac Fin Auth (Jersey City Med Ctr) AMBAC FHA 4.80%, 8/01/21	285	286,431
New Jersey St 5.00%, 6/01/16	4,570	5,022,156
5.25%, 7/01/16	3,515	3,917,397
5.50%, 2/01/10	1,110	1,171,550
AMBAC Series N 5.25%, 7/15/11	6,000	6,493,140
MBIA-IBC 5.50%, 8/01/11	3,530	3,850,665
New Jersey St Transp Trust Fund Auth (Transp Sys) FSA Series C 5.50%, 12/15/11	6,550	7,205,917
MBIA Series A 5.25%, 12/15/12	10,175	11,152,512
New Jersey St Trpk Auth Rev (Unrefunded) MBIA Series A 6.00%, 1/01/11	14,175	15,302,054
New Jersey Transp Trust Fund Auth AMBAC 5.25%, 12/15/09	2,425	2,538,126
AMBAC Series A 5.50%, 12/15/13	7,415	8,288,635
FGIC 5.00%, 6/15/13–6/15/14	11,520	12,486,679

Principal Amount (000)		U.S. $ Value

MBIA 5.25%, 12/15/14	$17,670	$19,624,125
New Jersey Transp Trust Fund Auth, Transp Sys FGIC Series B 5.25%, 12/15/13	5,000	5,524,450
FSA Series C 5.75%, 12/15/12	5,000	5,617,000
MBIA Series A 5.25%, 12/15/11–12/15/13	26,240	28,869,052
MBIA Series B 5.25%, 12/15/13	6,380	7,049,198
Tobacco Settlement Fin Corp. 6.25%, 6/01/43	22,020	25,314,853
6.75%, 6/01/39	84,940	99,661,801

		360,879,303

New York–6.1%
City of New York 5.00%, 8/01/12–3/01/17	14,665	15,680,557
Metro Transp Auth, Dedicated Tax Fund (Prerefunded) FGIC Series A 5.00%, 4/01/23	2,835	3,158,672
New York City 5.00%, 1/01/15–1/01/16	15,370	16,478,303
Series 4B 5.00%, 8/01/10	14,270	14,988,637
Series 4G 5.00%, 8/01/12	21,110	22,501,360
Series G 5.00%, 8/01/11	7,360	7,810,579
Series H 5.00%, 8/01/11	3,450	3,661,209
Series I 5.00%, 8/01/10	4,520	4,747,627
5.875%, 3/15/13	100	100,152
New York City GO 5.00%, 8/01/13(f)	10,920	11,709,298
5.00%, 8/01/14–8/01/16	36,490	39,210,783
5.50%, 8/01/14	4,780	5,170,144
New York City TFA 5.00%, 8/01/11	4,900	5,269,638
MBIA Series D 5.25%, 2/01/20	2,360	2,504,172
MBIA Series E 5.25%, 2/01/21	2,760	2,885,276
Series B 5.25%, 2/01/29(a)	14,005	14,689,564
New York City TFA (Future Tax Secured) MBIA Series E 5.25%, 2/01/22	4,685	4,874,836
New York St Dorm Auth MBIA 5.25%, 2/15/13	1,195	1,215,769

22	Sanford C. Bernstein Fund, Inc.—2008 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

New York St Dorm Auth (City Univ) Series A 5.75%, 7/01/13	$1,280	$1,388,582
New York St Dorm Auth (Mental Hlth Fac Impr) FSA Series B 5.00%, 2/15/10	2,160	2,261,866
New York St Dorm Auth (Mental Hlth Svcs Fac) FSA Series 1 5.125%, 1/15/13	2,085	2,139,981
New York St Dorm Auth (NY Univ) MBIA Series A 6.00%, 7/01/18	2,865	3,355,689
New York St HFA 4.05%, 11/01/10	6,820	6,862,966
New York St Thruway Auth FGIC 5.00%, 4/01/13–4/01/16	50,800	55,446,284
FSA 5.00%, 4/01/15	10,255	11,295,575
MBIA 5.25%, 4/01/11	15,310	16,430,386
New York St Thruway Auth (Personal Income Tax) FSA Series A 5.00%, 3/15/18	7,860	8,411,379
New York St Thruway Auth, Hwy & Brdg Trust Fund MBIA Series A 5.00%, 4/01/21	4,700	4,867,790
Tobacco Settlement Fin Auth CIFG Series 2003 7.00%, 6/01/23(a)+	2,475	2,475,000
Series 2008 5.00%, 6/01/12	5,840	6,125,401
Series A-1 5.00%, 6/01/11	1,740	1,743,028
Series B-1C 5.50%, 6/01/14	16,590	16,908,362
Tobacco Settlement Fin Auth (Tobacco Asset-Backed Bds) Series A-1 5.25%, 6/01/12	305	305,589

		316,674,454

North Carolina–2.0%
Charlotte-Mecklenburg Hosp Auth AMBAC Series 2007I 6.01%, 1/15/47(a)+	7,950	7,948,177
FSA Series 2007G 6.25%, 1/15/41(a)+	12,400	12,400,000
North Carolina Eastern Muni Pwr Agy, Pwr Sys Rev ACA Series B 6.125%, 1/01/09	2,105	2,155,310

Principal Amount (000)		U.S. $ Value

MBIA Series 2004A1 7.09%, 1/01/19(a)+	$6,125	$6,125,000
Series A 5.50%, 1/01/11	3,725	3,933,116
Series B 5.70%, 1/01/17	1,880	1,935,798
6.125%, 1/01/09	3,910	4,013,693
Series C 5.25%, 1/01/11	2,765	2,901,508
Series D 6.45%, 1/01/14	630	663,119
North Carolina Eastern Muni Pwr Agy, Pwr Sys Rev (Prerefunded) Series A 6.00%, 1/01/26	1,720	2,022,892
North Carolina Infra Fin Corp. FSA 5.00%, 2/01/13–2/01/15	22,350	24,405,647
Series A 5.00%, 2/01/13	4,295	4,646,116
North Carolina Muni Pwr Agy No. 1, Catawba Elec Rev Series A 5.50%, 1/01/12–1/01/13	13,730	14,807,079
North Carolina Muni Pwr Agy No. 1, Catawba Elec Rev ETM 5.50%, 1/01/13	4,170	4,492,883
St of North Carolina 5.00%, 3/01/09	12,440	12,802,502

		105,252,840

Ohio–1.6%
City of Cincinnati 5.00%, 12/01/15	5,780	6,407,130
City of Cleveland FGIC 5.25%, 1/01/13	5,000	5,355,100
Cnty of Hamilton AMBAC 5.75%, 12/01/12–12/01/13	6,455	6,998,194
Cuyahoga Cnty Hosp Fac Rev (Canton Inc Proj) 6.75%, 1/01/10	920	950,213
Montgomery Cnty, Hosp Rev (Grandview Hosp & Med Ctr) 5.60%, 12/01/11	1,000	1,057,150
Montgomery Cnty, Hosp Rev (Grandview Hosp & Med Ctr) ETM 5.40%, 12/01/09	1,145	1,206,715
Montgomery Cnty, Hosp Rev (Grandview Hosp & Med Ctr) (Prerefunded) 5.50%, 12/01/10	2,100	2,216,613
Ohio St 5.00%, 5/01/14–6/15/14	7,195	7,896,303
5.20%, 2/01/10	6,890	7,244,146

Schedule of Investments—Diversified Municipal Portfolio	23

Principal Amount (000)		U.S. $ Value

Ohio St (Common Sch) Series B 5.00%, 9/15/11	$1,785	$1,923,016
Ohio St Bldg Auth 5.00%, 4/01/12	5,000	5,387,450
Ohio St Bldg Auth (Workers Compensation Fac) FGIC Series A 5.00%, 4/01/12	7,265	7,793,965
Ohio St Wtr Dev Auth, PCR Wtr Quality Loan Fund 5.00%, 6/01/13	5,860	6,416,290
Ohio St, Hgr Ed Capital Fac AMBAC Series A 5.00%, 8/01/11	16,500	17,672,325
Port Auth Columbiana Cnty SWFR (Liberty Waste Transp LLC Proj) AMT Series A 7.00%, 8/01/21	4,540	4,556,389

		83,080,999

Oklahoma–1.6%
McGee Creek Auth Wtr Rev MBIA 6.00%, 1/01/23	3,980	4,663,287
Oklahoma Dev Fin Auth (Hillcrest Hlthcare Sys) ETM Series A 5.00%, 8/15/09	1,000	1,033,630
Oklahoma Dev Fin Auth (Hillcrest Hlthcare Sys) (Prerefunded) Series A 5.75%, 8/15/13	2,240	2,359,414
Oklahoma Hsg Fin Agy, AMT MFHR Series B-2 6.55%, 3/01/29	100	101,006
Oklahoma Transp Auth AMBAC 5.00%, 1/01/09	9,685	9,912,888
Tulsa Cnty Indl Auth (Capital Impr Rev) FSA Series B 5.00%, 5/15/10–5/15/12	51,315	55,069,840
Series B 5.00%, 5/15/09	10,900	11,155,387

		84,295,452

Oregon–0.6%
City of Portland MBIA 5.00%, 6/15/13	5,090	5,538,175
Clackamas & Washington Cnty, Sch Dist No. 003 FGIC Series B 5.00%, 6/15/12	5,190	5,583,765

Principal Amount (000)		U.S. $ Value

Deschutes Cnty Administrative Sch Dist No. 1 FSA 5.00%, 12/15/11	$3,410	$3,695,554
Emerald Peoples Util Dist FGIC 7.35%, 11/01/08	1,265	1,302,469
Oregon St Dept of Administrative Svs MBIA 5.25%, 5/01/14	1,775	1,915,136
Tri-Cnty Metro Transp Dist MBIA 4.00%, 5/01/14	4,500	4,530,150
5.00%, 5/01/12	1,080	1,164,024
Washington Cnty Sch Dist No. 48 (J Beaverton Ref) FSA 5.00%, 6/01/13	4,600	5,025,178

		28,754,451

Pennsylvania–6.4%
Allegheny Cnty MBIA Series C-54 5.375%, 11/01/18	3,400	3,759,788
Allegheny Cnty Arpt Rev (Pittsburgh In’l Arpt) AMT MBIA Series A-1 5.75%, 1/01/09	4,310	4,396,372
Allegheny Cnty Hosp Dev Auth 5.00%, 11/15/09–11/15/12	16,140	15,616,994
Allegheny Cnty Hosp Dev Auth (Univ of Pittsburg Med Ctr) Series 2008A 5.00%, 9/01/14	46,500	49,078,425
Allegheny Cnty Hosp Dev Auth (West Pennsylvania Hlth Sys) 5.00%, 11/15/10	3,235	3,165,124
Series A 5.00%, 11/15/13	3,965	3,741,929
Series B 9.25%, 11/15/22	3,020	3,575,197
Allegheny Cnty Redev Auth Rev (Pittsburgh Mills Proj) 5.10%, 7/01/14	625	619,694
Beaver Cnty IDA PCR (Cleveland Elec Proj) Series 98 3.75%, 10/01/30	13,150	13,122,122
Bucks Cnty IDA Waste Mangement Inc. Proj 3.90%, 12/01/22	15,180	14,955,791
Central Bucks Sch Dist 5.00%, 5/15/16	5,000	5,433,700
Chester Cnty HEFA (Chester Cnty Hosp) Series A 6.75%, 7/01/21	1,320	1,371,374

24	Sanford C. Bernstein Fund, Inc.—2008 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Pennsylvania St GO 5.00%, 3/01/16	$19,040	$20,901,541
5.25%, 7/01/14	13,440	14,939,366
FGIC 5.00%, 7/01/12–7/01/13	97,405	105,514,963
5.50%, 2/01/14	5,310	5,936,421
MBIA 5.00%, 9/01/11–2/01/15	33,770	36,551,338
5.25%, 2/01/14	10,885	12,044,035
5.375%, 7/01/16	2,225	2,506,129
Pennsylvania St Pub Sch Bldg Auth 5.00%, 6/01/14	5,370	5,884,392
Pennsylvania St Ref & Proj MBIA 5.25%, 2/01/11	1,085	1,161,634
Philadelphia Parking Auth FSA 5.50%, 9/01/11	1,915	2,002,784
Westmoreland Cnty Muni Auth Muni Svc Rev FGIC 5.00%, 8/15/09	4,135	4,214,144

		330,493,257

Puerto Rico–2.5%
Comwlth of Puerto Rico 5.25%, 7/01/11	2,135	2,244,526
ASSURED GTY Series 2007A 11.00%, 7/01/34(a)+	4,225	4,225,000
CIFG Series 2004 11.00%, 7/01/29(a)+	9,975	9,975,000
FGIC Series 2004 6.00%, 7/01/31(a)+	4,525	4,525,000
Series A 5.00%, 7/01/30(a)	26,525	27,330,034
Comwlth of Puerto Rico Govt Dev Bank 5.00%, 12/01/13	3,400	3,584,620
Govt Dev for Puerto Rico 5.00%, 12/01/08–12/01/10	21,995	22,344,499
Puerto Rico Pub Bldg Auth 5.50%, 7/01/13	15,205	16,258,554
Puerto Rico Pub Fin Corp. 5.75%, 8/01/27(a)	10,145	10,673,047
Univ of Puerto Rico 5.00%, 6/01/12–6/01/15	26,580	27,865,456

		129,025,736

Rhode Island–0.3%
Providence Pub Bldg Auth FSA Series A 5.10%, 12/15/09	1,000	1,011,690
Rhode Island Depositors Econ Protection Corp. ETM FSA Series A 5.50%, 8/01/20	1,500	1,670,310
5.75%, 8/01/19	4,940	5,728,375

Principal Amount (000)		U.S. $ Value

Series A 6.375%, 8/01/22	$5,780	$6,955,883

		15,366,258

South Carolina–1.0%
Cnty of Richland 4.60%, 9/01/12	6,335	6,324,737
Greenville Cnty Sch Dist 5.00%, 12/01/10–12/01/15	22,600	24,420,882
Horry Cnty Sch Dist SCSDE Series A 5.375%, 3/01/18	5,285	5,600,462
Lancaster Cnty Assmt Rev (Edenmoor Impr Dist) Series B 5.375%, 12/01/16	3,775	3,522,792
Newberry Investing in Children Ed Newberry Cnty (Sch Dist Proj) 5.25%, 12/01/23–12/01/25	2,315	2,245,421
South Carolina St Pub Svc Auth FSA 5.25%, 1/01/14	2,080	2,274,834
MBIA Series B 5.00%, 1/01/11–1/01/12	7,385	7,905,349

		52,294,477

Tennessee–0.2%
Chattanooga Hlth Ed & Hsg Fac Brd (Catholic Hlth) Series A 5.375%, 12/01/11	3,215	3,265,347
Memphis-Shelby Cnty Arpt Auth AMBAC Series D 6.25%, 3/01/18	3,000	3,099,120
Memphis-Shelby Cnty Arpt Auth AMT MBIA Series A 6.25%, 2/15/10	1,000	1,054,230
Tennessee Energy Acquisition Corp. (Prepaid Gas) 5.25%, 9/01/21	2,115	2,029,935

		9,448,632

Texas–8.7%
Arlington ISD 5.00%, 2/15/13	2,000	2,171,300
PSF-GTD 5.00%, 2/15/14–2/15/21	6,265	6,650,841
Austin St GO FSA 5.00%, 11/15/13	3,035	3,326,785
Bell Cnty Hlth Fac Dev Corp (Lutheran Gen Hlthcare Sys) ETM 6.50%, 7/01/19	1,000	1,214,630
Brownsville Util Sys Rev AMBAC 6.25%, 9/01/10–9/01/11	2,775	3,063,350

Schedule of Investments—Diversified Municipal Portfolio	25

Principal Amount (000)		U.S. $ Value

Camino Real Regl Mobility Auth 5.00%, 2/15/14–2/15/22	$66,195	$69,381,332
Series 2008 5.00%, 8/15/21	5,000	5,027,550
City of Dallas 5.00%, 2/15/11–2/15/14	30,370	32,702,429
City of Fort Worth FSA 5.00%, 2/15/11	5,000	5,326,400
City of Houston FSA 5.00%, 12/01/30	1,610	1,753,419
MBIA 5.00%, 3/01/11–3/01/12	39,110	41,716,694
5.25%, 3/01/12–3/01/14	11,760	12,954,061
City of Plano 5.00%, 9/01/13	5,045	5,516,354
City of San Antonio 5.25%, 2/01/14	4,395	4,858,057
5.375%, 2/01/13	5,000	5,510,900
FGIC 5.25%, 8/01/12	5,000	5,442,600
Clear Creek ISD 5.00%, 2/15/16	1,280	1,402,688
Conroe ISD 5.00%, 2/15/16	6,260	6,792,663
Dallas Cnty Util & Reclamation Dist MBIA 5.00%, 2/15/10	4,630	4,777,975
El Paso Ref FGIC 5.00%, 8/15/12	5,710	6,161,775
Fort Worth ISD 5.00%, 2/15/16	5,000	5,479,250
Harris Cnty 5.375%, 10/01/18	920	969,156
Harris Cnty (Permanent Impr) Series A 5.25%, 10/01/24	14,000	14,545,720
Harris Cnty (Prerefunded) 5.375%, 10/01/18	1,475	1,608,310
Harris Cnty (Toll Road) Senior Lien FSA 5.375%, 8/15/23	2,770	3,056,363
Harris Cnty Flood Ctl Dist 5.25%, 10/01/22–10/01/23	10,050	11,181,027
Series A 5.25%, 10/01/20	1,920	2,136,077
Harris County Health Facilities Development Corp. FGIC 7.505%, 2/15/47(a)+	6,475	6,475,000

Principal Amount (000)		U.S. $ Value

Houston, Hotel Occupancy Tax & Spl Rev, Ref (Conventions & Entertainment) AMBAC Series A 5.50%, 9/01/10	$3,000	$3,183,900
Houston, Wtr & Swr Sys Rev Junior Lien Forward (Prerefunded) AMBAC 5.75%, 12/01/17	2,000	2,243,040
AMBAC Series B 5.75%, 12/01/16	3,000	3,364,560
Katy Dev Auth (Metro Contract) Series A 5.75%, 6/01/09	4,685	4,687,202
Lamar Consolidated ISD (Schhouse) PSF-GTD 5.00%, 2/15/12	3,700	3,977,944
Lower Colorado River Auth AMBAC Series 2004 5.00%, 5/15/08	2,920	2,928,264
FSA 5.875%, 5/15/16	25	26,300
FSA Series 1999 5.875%, 5/15/16	10,760	11,192,444
Magnolia ISD 5.00%, 8/15/16	425	433,474
Plano Tx Isd Go 5.00%, 2/15/11	3,025	3,220,748
Retama Dev Corp Spl Fac Rev (Retama Racetrack) ETM 8.75%, 12/15/13–12/15/15	7,105	8,973,400
SA Energy Acquisition Pub Fac Corp. 5.25%, 8/01/15	1,855	1,869,450
San Antonio Hotel Occupancy Rev (Sub Lien) AMBAC Series B 5.00%, 8/15/34(a)	18,605	18,803,887
San Antonio Wtr Sys Rev FSA 5.50%, 5/15/18	4,000	4,300,880
San Antonio, Elec & Gas, Pwr Sys 5.375%, 2/01/20	2,500	2,714,025
Seguin ISD PSF-GTD 5.00%, 4/01/23	3,455	3,455,000
Tarrant Cnty Cultural Ed Fac Fin Corp. 5.25%, 11/15/16	1,160	1,095,330
Tarrant Cnty Hlth Fac Dev Corp (Harris Mthodist Hlth Sys) ETM AMBAC Series A 5.125%, 9/01/12	2,755	2,903,632
Texas A & M Univ Rev (Fin Sys) Series B 5.00%, 5/15/12	1,710	1,846,287

26	Sanford C. Bernstein Fund, Inc.—2008 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Texas Muni Pwr Agy MBIA Zero Coupon, 9/01/13	$2,345	$1,916,920
5.25%, 9/01/09	1,530	1,589,900
Texas Pub Fin Auth AMBAC 5.00%, 2/01/15	5,000	5,401,550
Texas St 5.25%, 8/01/21	2,875	2,935,706
5.50%, 10/01/12	1,055	1,143,335
Series B 5.125%, 10/01/09	14,855	15,201,122
Texas St Transp Commission 5.00%, 4/01/13–4/01/16	21,735	23,766,423
5.25%, 4/01/14	10,185	11,280,499
Texas St Univ Sys FSA 5.25%, 3/15/13	5,320	5,758,528
Trinity River Auth Regl WasteWtr Sys Rev MBIA 5.25%, 8/01/08	3,295	3,332,431
Univ of Texas 5.00%, 8/15/14–8/15/16	16,915	18,626,343
5.25%, 8/15/16	1,125	1,260,608
Univ of Texas (Prerefunded) Series B 5.375%, 8/15/19	1,270	1,378,585
Williamson Cnty MBIA 5.00%, 2/15/14	5,000	5,449,800

		451,464,223

Utah–0.1%
Intermountain Pwr Agy, Pwr Sup Rev AMBAC 5.00%, 7/01/10	1,505	1,586,571
FSA 5.00%, 7/01/10	2,870	3,035,226
Intermountain Pwr Agy, Pwr Sup Rev ETM (Prerefunded) AMBAC Series A 6.50%, 7/01/08	1,265	1,279,699
Intermountain Pwr Agy, Pwr Sup Rev (Unrefunded) AMBAC Series A 6.50%, 7/01/08	735	743,431

		6,644,927

Vermont–0.0%
Vermont Ed & Hlth Bldg Fin Agy (Norwich Univ Proj) 5.50%, 7/01/18	1,165	1,186,727

Virginia–2.1%
Broad Street CDA 7.125%, 6/01/15	3,510	3,707,508

Principal Amount (000)		U.S. $ Value

Celebrate North CDD Spl Assmt Rev (Celebrate VA) Series B 6.25%, 3/01/18	$3,561	$3,562,958
City of Hampton MBIA 5.00%, 1/15/15	5,000	5,477,600
City of Norfolk MBIA 5.00%, 3/01/14	3,065	3,349,555
Cnty of Fairfax 5.00%, 6/01/13	5,330	5,849,355
Richmond FSA 5.50%, 1/15/12	4,000	4,340,960
Virginia Coll Bldg Auth 5.00%, 2/01/12	16,585	17,862,542
Virginia Coll Bldg Auth (21st Century Coll Proj) Series B 5.00%, 2/01/11	6,600	7,034,478
Virginia Comwlth Brdg of Transp Rev, Ref U.S. Route 58 Corr Dev Series B 5.25%, 5/15/11	5,620	6,066,453
Virginia Polytechnic Inst & St Univ Rev (Unrefunded) Series A 5.25%, 6/01/08	75	75,294
Virginia Pub Bldg Auth 5.00%, 8/01/12–8/01/14	33,440	36,471,587
Virginia Pub Sch Auth 5.00%, 4/15/10–8/01/14	13,875	14,852,193

		108,650,483

Washington–8.3%
Central Puget Sound Regional Transp Auth AMBAC 5.00%, 11/01/18	1,015	1,078,285
City of Seattle FSA 5.00%, 8/01/13	9,915	10,828,072
City of Tacoma FSA 5.00%, 1/01/15	20,945	22,935,403
Cowlitz Cnty Spl Swr Rev, CSOB Wastewtr Treatment FGIC 5.50%, 11/01/19	1,435	1,575,587
Douglas Cnty Sch Dist No 206 (Eastmont) FGIC 5.75%, 12/01/14	1,150	1,261,044
Energy Northwest 5.00%, 7/01/12–7/01/16	59,480	64,630,017
5.50%, 7/01/13	3,840	4,249,421

Schedule of Investments—Diversified Municipal Portfolio	27

Principal Amount (000)		U.S. $ Value

AMBAC 5.00%, 7/01/18	$5,040	$5,344,214
5.25%, 7/01/11	4,505	4,847,230
MBIA 5.50%, 7/01/12	1,855	2,040,760
MBIA Series A 5.75%, 7/01/17	7,000	7,601,440
Series 2007 5.00%, 7/01/16	9,355	10,163,366
Series 2008A 5.25%, 7/01/16(f)	6,395	7,059,952
XLCA 5.50%, 7/01/10	1,880	2,001,156
Energy Northwest (Columbia Generating) MBIA Series A 5.75%, 7/01/18	2,455	2,650,860
King Cnty Sch Dist No 1 Seattle 5.00%, 12/01/12–12/01/13	73,650	80,623,883
Seattle Ref 5.00%, 1/01/10	2,285	2,390,224
Seattle Muni Light & Pwr Rev 5.625%, 12/01/12–12/01/16	6,590	7,015,039
St of Washington AMBAC 5.00%, 1/01/14	6,610	7,211,378
Washington Hlth Care Fac Auth FSA 5.25%, 10/01/14	5,425	5,537,908
RADIAN 7.00%, 7/01/38(a)+	3,850	3,850,000
Washington Pub Pwr Sup Sys MBIA 5.25%, 7/01/13	6,545	7,187,719
Washington St GO 5.00%, 7/01/13–1/01/17	35,790	38,967,715
AMBAC 5.00%, 1/01/12–1/01/16	79,445	86,313,147
FSA 5.00%, 1/01/14–7/01/15	19,465	21,433,103
MBIA 5.00%, 7/01/13	2,050	2,238,129
Series 2008D 5.00%, 1/01/15	5,935	6,495,264
Washington St GO (Various Purpose) AMBAC 5.00%, 7/01/13	3,435	3,750,230
Washington St Motor Vehicle Fuel Tax FSA Series B 5.00%, 7/01/13	5,785	6,339,377

		427,619,923

Wisconsin–2.4%
Milwaukee Metro Swr Dist 5.00%, 10/01/16	3,710	4,087,233

Principal Amount (000)		U.S. $ Value

St of Wisconsin FGIC 5.00%, 7/01/16	$6,885	$7,485,028
FSA Series B 5.25%, 5/01/17	2,000	2,155,760
MBIA 5.00%, 5/01/11	11,640	12,428,843
5.25%, 5/01/13	4,545	4,994,000
Wisconsin St GO AMBAC 5.00%, 5/01/15–5/01/16	12,830	14,069,268
FGIC 5.00%, 5/01/15–7/01/17	6,175	6,732,755
5.25%, 5/01/13	5,500	6,035,205
FGIC Series E 5.00%, 5/01/13	1,715	1,861,924
FSA 5.25%, 7/01/16	9,690	10,813,943
MBIA 5.00%, 5/01/13–5/01/14	37,210	40,567,478
5.25%, 7/01/14	2,920	3,242,280
MBIA Series 1 5.50%, 5/01/10	5,205	5,526,773
Wisconsin St Transp Rev AMBAC Series B 5.00%, 7/01/13	4,270	4,627,442

		124,627,932

Total Long-Term Municipal Bonds (cost $4,963,111,177)		5,046,707,536

Short-Term Municipal Notes–1.5%
Alaska–0.1%
City of Valdez 0.90%, 12/01/33(g)	1,000	1,000,000
Valdez Marine Term Rev (BP Pipelines, Inc. Proj) 1.25%, 7/01/37(g)	1,200	1,200,000
Series 03B 1.25%, 7/01/37(g)	2,500	2,500,000

		4,700,000

California–0.0%
California St GO (Daily Kindergarten Univ) Series B-1 0.90%, 5/01/34(g)	875	875,000

District of Columbia–0.1%
Dist of Columbia 2.10%, 10/01/34(g)	6,005	6,005,000

Florida–0.3%
Orange Cnty IDA 2.10%, 1/01/28(g)	4,270	4,269,476
Orange Cnty IDA (Catholic Charities Ctr) 1.25%, 7/01/37(g)	3,000	3,000,000

28	Sanford C. Bernstein Fund, Inc.—2008 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Orange Cnty IDA (Lake Highland Prep Sch) 2.10%, 8/01/32(g)	$2,000	$2,000,000
Palm Beach Cnty (St Andrews Sch) 2.10%, 10/01/28(g)	6,200	6,200,000

		15,469,476

Mississippi–0.2%
Cnty of Jackson 1.15%, 6/01/23(g)	7,550	7,550,000

Nevada–0.0%
Clark Cnty PCR (Southern California) AMT Series C 3.25%, 6/01/31(a)	1,175	1,180,146

New Jersey–0.2%
New Jersey Econ Dev Auth 2.14%, 2/01/38(g)	8,510	8,510,000

North Carolina–0.2%
North Carolina Capital Fac Fin Agy 2.10%, 7/01/21(g)	3,455	3,454,422
2.13%, 6/01/25(g)	1,710	1,710,000
North Carolina Ed Fac Fin Agy 2.10%, 1/01/23(g)	1,105	1,105,000
North Carolina St Port Auth 2.10%, 3/01/36(g)	2,080	2,080,000

		8,349,422

Pennsylvania–0.1%
Langhorne Manor Hgr Ed & Hlth Auth (Wesley Enhanced Living) RADIAN Series 2005A 1.40%, 10/01/32(g)	6,000	6,000,000

Principal Amount (000)		U.S. $ Value

South Carolina–0.1%
South Carolina Jobs EDA 2.10%, 3/01/27(g)	$3,135	$3,134,473

Texas–0.1%
Lower Neches Valley Auth IDA 0.90%, 8/01/22(g)	2,725	2,725,000
North Texas Tollway Auth FSA Series 2005B 2.00%, 1/01/21(g)	4,650	4,650,000

		7,375,000

Utah–0.0%
Utah Transit Auth Sales Tax Rev Series B 0.95%, 6/15/36(g)	1,100	1,100,000

Washington–0.0%
Washington St Hsg Fin Comm Series 2004 2.10%, 12/01/29(g)	1,000	1,000,000

Wyoming–0.1%
Sublette Cnty Pollution Ctrl Rev 1.03%, 11/01/14(g)	1,500	1,500,000
Uinta Cnty 0.90%, 7/01/26(g)	4,100	4,100,000

		5,600,000

Total Short-Term Municipal Notes (cost $76,841,299)		76,848,517

Total Investments—99.0% (cost $5,039,952,476)(h)		5,123,556,053

Other assets less liabilities—1.0%		54,060,467

Net Assets—100.0%		$5,177,616,520

INTEREST RATE SWAP TRANSACTIONS

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$18,200	7/12/08	BMA	*	3.815%	$140,154
Merrill Lynch	22,255	2/12/12	BMA	*	3.548%	886,400

(a)	Variable rate coupon, rate shown as of March 31, 2008.
(b)	Floating Rate Security. Stated interest rate was in effect at March 31, 2008.
(c)	Position, or a portion thereof, has been segregated to collateralize when issued securities.
(d)	Security is exempt from registration under the Rule 144A of the Securities Act of 1933. These securities are consider liquid and may be resold in transactions exempt from registration, normally to be qualified institutional buyers. At March 31, 2008, the aggregate market value of these securities amounted to $25,801,662 or .5% of net assets.

(e)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(f)	When-Issued security.
(g)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

Schedule of Investments—Diversified Municipal Portfolio	29

(h)	At March 31, 2008, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $112,212,700 and gross unrealized depreciation of investments was $28,609,123, resulting in net unrealized appreciation of $83,603,577 (excluding swap transactions).
*	Variable interest rate based on the Securities Industry & Financial Markets Association, formerly the Bond Market Association (BMA).
+	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2008 and the aggregate market value of these securities amounted to $214,933,177 or 4.2% of total investments.

As of March 31, 2008, the Portfolio held 49% of total investments in insured bonds (of this amount 9% represents the Portfolio’s holding in pre-refunded bonds).

Glossary:

ACA—ACA Capital

AMBAC—American Bond Assurance Corporation

AMT—Alternative Minimum Tax (subject to)

ASSURED GTY—Assured Guaranty

CDA—Community Development Administration

CDD—Community Development District

CFD—Community Facilities District

CIFG—CIFG Assurance North America, Inc.

COP—Certificate of Participation

EDA—Economic Development Agency

ETM—Escrow to Maturity

FGIC—Financial Guaranty Insurance Company

FHA—Federal Housing Administration

FHLMC—Federal Home Loan Mortgage Corporation

FNMA—Federal National Mortgage Association

FSA—Financial Security Assurance Inc.

GNMA—Government National Mortgage Association

GO—General Obligation

HEFA—Health & Education Facility Authority

HFA—Housing Finance Authority

IDA—Industrial Development Authority/Agency

ISD—Independent School District

MBIA—Municipal Bond Investors Assurance

MFHR—Multi-Family Housing Revenue

PCR—Pollution Control Revenue Bond

Q-SBLF—Qualified School Bond Loan Fund

RADIAN—Radian Group, Inc.

SFMR—Single Family Mortgage Revenue

ST GTD—State Guaranteed

SWFR—Solid Waste Facility Revenue

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

California Municipal Portfolio

March 31, 2008 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–98.7%
Long-Term Municipal Bonds–98.3%
California–78.0%
Anaheim Union High Sch Dist FSA Series A 5.375%, 8/01/19	$5,035	$5,572,788
Antelope Valley Union High Sch Dist MBIA Series A 5.375%, 8/01/19	1,000	1,066,210
Antioch Pub Fin Auth (Muni Fac Proj) MBIA Series B 5.50%, 1/01/16	2,380	2,484,982
Azusa Uni Sch Dist FSA 5.00%, 7/01/24	2,320	2,383,150
Bay Area Infra Fin Auth FGIC 5.00%, 8/01/17	32,350	33,427,255
Bay Area Toll Auth Toll Brdg Rev 5.00%, 4/01/16–4/01/17	9,730	10,621,972
Bay Area Toll Auth Toll Brdg Rev (San Francisco Bay Area) Series F 5.00%, 4/01/12	2,910	3,134,361
California Dept of Transp (Fed Hwy Grant Antic Bds) FGIC Series A 5.00%, 2/01/12–2/01/14	33,515	36,154,967
California Econ Rec Bonds FGIC Series A 5.25%, 1/01/11	12,320	13,131,642
MBIA Series A 5.00%, 7/01/11–7/01/12	9,920	10,696,405
Series A 5.25%, 1/01/11–7/01/12	24,875	26,639,886
California Ed Fac Auth Rev (Univ of the Pacific) 5.50%, 11/01/18	2,190	2,409,526
California Hlth Fac Fin Auth (Catholic Healthcare West) MBIA Series 2004 8.31%, 7/01/25(a)+	3,750	3,750,000
California Infra & Econ Dev Bank AMBAC 5.00%, 10/01/15	1,030	1,107,147
California Pub Wks Brd (Ref-Dept Corrctns St Prisons) AMBAC Series A 5.00%, 12/01/19	2,630	2,707,296

30	Sanford C. Bernstein Fund, Inc.—2008 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

California Pub Wrks Brd (Ref-Cal St Univ) FGIC 5.00%, 10/01/14	$3,740	$4,065,642
California Rural Home Mtg Fin Auth SFMR (Mtg-Backed Securities Program) GNMA/FNMA Series A 6.55%, 6/01/30(a)	230	233,627
California Spl Districts Assoc Fin Corp. FSA Series Z 5.50%, 8/01/17	1,000	1,088,830
California St Dept of Wtr Res FSA 5.00%, 5/01/17	21,050	23,058,170
California St Dept of Wtr Res Pwr Sup Rev 5.00%, 5/01/17	1,275	1,380,506
6.00%, 5/01/13–5/01/15	3,760	4,208,889
AMBAC 5.50%, 5/01/13	6,075	6,648,602
FGIC Series A 5.00%, 11/01/24	1,570	1,591,713
California St Dept of Wtr Res Pwr Sup Rev (Prerefunded) AMBAC Series A 5.50%, 5/01/16	2,140	2,381,135
FGIC Series 02A 5.125%, 5/01/18	2,800	3,075,296
California St Dept of Wtr Res Wtr Rev (Prerefunded) FSA Series W 5.25%, 12/01/22	260	284,380
California St Dept of Wtr Res Wtr Rev (Sys Central Vy Proj) FGIC Series Y 5.25%, 12/01/18	5,000	5,326,950
MBIA Series AC 5.00%, 12/01/16	7,400	7,999,252
California St GO 5.00%, 4/01/11–2/01/33	65,525	70,708,252
5.25%, 2/01/11–10/01/20	37,640	40,488,984
AMBAC 5.00%, 11/01/16	5,315	5,802,386
6.00%, 2/01/17	5,470	6,276,606
FSA 5.00%, 8/01/16	1,825	1,991,878
FSA-CR 5.00%, 5/01/12	1,040	1,123,814
MBIA 5.00%, 7/01/15–8/01/24	16,275	17,724,544
5.25%, 7/01/13	16,245	17,922,784
California St GO (Prerefunded) 5.25%, 9/01/18–9/01/20	3,965	4,230,731

Principal Amount (000)		U.S. $ Value

California St GO (Various Purposes) 5.00%, 3/01/12–3/01/14	$25,940	$27,729,181
California St Pub Wks Brd FGIC 5.00%, 9/01/16	1,505	1,629,418
California St Univ Rev (Ref Systemwide) AMBAC Series B 5.00%, 11/01/14	3,575	3,922,776
California Statewide CDA (Kaiser Permanente) Series E 3.875%, 4/01/32(a)	3,270	3,323,072
California Statewide Comnty Dev Auth (Catholic Healthcare Ctr) MBIA Series 2007 6.00%, 7/01/31(a)+	5,000	5,000,000
California Statewide Comnty Dev Auth (Catholic Healthcare West) ASSURED GTY 7.69%, 7/01/41(a)+	7,325	7,325,000
California Statewide Comnty Dev Auth (Catholic Hlth Care West) MBIA 7.97%, 7/01/31(a)+	2,675	2,675,000
California Statewide Comnty Dev Auth (Los Angeles Jewish House for the Aging) 4.50%, 11/15/13	1,000	1,020,990
California Statewide Comnty Dev Auth (Redlands Comnty Hosp) RADIAN Series A 5.00%, 4/01/12–4/01/13	3,485	3,668,348
California Statewide Comnty Dev Auth (Ref-Southern Calif Ed Co) XLCA Series B 4.10%, 4/01/28(a)	14,055	13,992,174
California Statewide Comnty Dev Auth (Uni Hlth America) AMBAC 5.60%, 10/01/11	53,800	56,903,184
Castaic Lake Wtr Agy (Ref-Wtr Sys Impr Proj) MBIA Series A 7.25%, 8/01/08	1,510	1,537,210
Chaffey Comnty Coll Dist (Election of 2002) MBIA Series B 5.00%, 6/01/25	1,440	1,449,374

Schedule of Investments—California Municipal Portfolio	31

Principal Amount (000)		U.S. $ Value

Chula Vista CFD Spl Tax (No. 06-1 Eastlake Woods Area) Series A 4.25%, 9/01/08	$565	$568,034
4.60%, 9/01/09	680	690,880
Compton Comnty Redev Agy (Ref Tax Alloc Redev Proj) AMBAC Series A 5.00%, 8/01/11	3,395	3,626,166
Cotati-Rohnert Park Uni Sch Dist (Ref Crossover) FGIC 5.00%, 8/01/20	2,020	2,093,811
Culver City Redev Agy (Tax Alloc Redev Proj) MBIA 5.50%, 11/01/18	1,000	1,060,210
MBIA Series A 5.50%, 11/01/17	1,270	1,350,277
Culver City Redev Fin Auth (Tax Alloc Redev Proj) AMBAC 5.50%, 11/01/14	1,195	1,245,513
Dinuba Redev Agy 4.40%, 10/01/11	3,350	3,307,355
Elsinore Valley Muni Wtr Dist FGIC 9.97%, 7/01/35(a)+	5,575	5,575,000
Fremont Pub Fin Auth Series A 3.75%, 9/02/11	1,755	1,705,018
Gateway Uni Sch Dist MBIA Series A 5.00%, 8/01/24	1,230	1,259,360
Gilroy Uni Sch Dist FGIC 5.25%, 8/01/20	1,900	1,988,692
Golden St Tobacco Securitization Corp. 6.25%, 6/01/33	26,310	28,698,159
6.75%, 6/01/39	12,205	14,131,071
Golden St Tobacco Securitization Corp. (Enhanced Asset Bkd) AMBAC Series A 5.00%, 6/01/20	10,970	11,090,121
AMBAC Series B 5.00%, 6/01/38	3,450	3,710,820
Golden St Tobacco Securitization Corp. (Enhanced Asset Bkd) Prerefunded Series B 5.50%, 6/01/43	29,240	32,137,392
Imperial Irrigation Dist (Elec Sys Rev) MBIA 5.00%, 11/01/18	1,500	1,532,415

Principal Amount (000)		U.S. $ Value

Kern High Sch Dist 7.10%, 8/01/11	$1,000	$1,145,960
MBIA Series A 6.30%, 2/01/11	1,000	1,094,770
Lincoln (CFD No 2003-1) Spl Tax 5.35%, 9/01/16	705	791,990
5.90%, 9/01/24	1,100	1,265,583
Loma Linda Hosp Rev (Loma Lind Univ Med Ctr) Series A 5.00%, 12/01/13–12/01/14	7,460	7,529,530
Long Beach Bond Fin Auth Lease Rev (Civic Ctl Proj) MBIA Series A 5.00%, 10/01/17	3,130	3,195,167
Long Beach Bond Fin Auth Lease Rev (Pub Safety Fac Proj) AMBAC 5.25%, 11/01/19–11/01/22	3,765	3,801,215
Los Altos Sch Dist MBIA Series B 5.00%, 8/01/18	2,000	2,161,960
Los Angeles MBIA Series A 5.00%, 9/01/16	3,240	3,474,284
Los Angeles Cnty COP (Antelope Valley Courthouse) AMBAC Series A 5.75%, 11/01/19	2,815	3,058,863
Los Angeles Cnty Metro Transp Auth AMBAC 5.00%, 7/01/14	4,015	4,390,001
FSA 5.00%, 7/01/14–7/01/15	10,075	11,121,103
Los Angeles Cnty Metro Transp Auth (Cap Grant Rcpts Gold Line Proj) FGIC Series A 5.00%, 10/01/10–10/01/12	16,505	17,149,909
Los Angeles Cnty Metro Transp Auth (Proposition A First Tier Senior) AMBAC Series A 5.00%, 7/01/14–7/01/15	2,910	3,184,197
Los Angeles Cnty Pub Wks Fin Auth FGIC 5.00%, 9/01/13	5,265	5,661,823
MBIA 5.00%, 10/01/10	4,190	4,443,872
Los Angeles Cnty Pub Wrks Fin Auth FGIC 5.00%, 9/01/12	15,215	16,268,334
MBIA 5.00%, 10/01/12–10/01/15	21,935	24,006,830

32	Sanford C. Bernstein Fund, Inc.—2008 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Los Angeles Cnty Pub Wrks Fin Auth Lease Rev (Ref Master Ref Proj) MBIA Series A 5.00%, 12/01/11	$3,580	$3,850,827
Los Angeles Comnty Redev Agy (Tax Alloc Sub Lien Bunker Hill) Series L 3.50%, 3/01/09	1,335	1,344,171
Los Angeles Dept of Wtr & Pwr (Pwr Sy Sers) MBIA Series B 5.00%, 7/01/12	2,260	2,444,393
Los Angeles Dept of Wtr & Pwr (Pwr Sys Ser) FSA Series A 5.25%, 7/01/18	2,040	2,139,532
MBIA Series A 5.375%, 7/01/18	5,000	5,244,150
Los Angeles Sanitation Equipment Charge FSA Series A 5.25%, 2/01/19–2/01/20	8,355	8,651,757
Los Angeles Uni Sch Dist AMBAC 5.00%, 7/01/13	3,260	3,549,292
FGIC 5.00%, 7/01/22	7,845	8,143,659
FGIC Series A-1 5.00%, 7/01/20	5,640	5,933,336
FSA 5.00%, 7/01/14–7/01/16	12,795	14,099,616
FSA Series A 5.00%, 7/01/22	4,900	5,399,555
5.25%, 7/01/20	1,470	1,637,639
MBIA 5.00%, 1/01/28	59,300	65,345,635
5.25%, 7/01/14	8,285	9,044,237
5.75%, 7/01/15	5,000	5,714,100
MBIA Series A 5.00%, 7/01/11	2,200	2,360,336
5.25%, 7/01/12	1,755	1,915,582
MBIA Series A-2 5.00%, 7/01/20	11,000	11,537,020
Los Angeles Uni Sch Dist (Election of 1997) MBIA Series E 5.50%, 7/01/15	8,940	9,921,970
Los Angeles Uni Sch Dist (Election of 2004) AMBAC Series E 5.00%, 7/01/15	3,090	3,384,168
Los Angeles Uni Sch Dist (Election of 2005) AMBAC Series B 5.00%, 7/01/12	2,330	2,515,282

Principal Amount (000)		U.S. $ Value

AMBAC Series C 5.00%, 7/01/12	$6,030	$6,509,506
Los Angeles Uni Sch Dist (Prerefunded) MBIA Series A 5.375%, 7/01/17	6,910	7,739,753
Los Gatos-Saratoga Joint Union High Sch Dist (Election of 1998) Series B 5.75%, 12/01/20	1,325	1,455,857
Mammoth Uni Sch Dist (Capital Appreciation) MBIA Zero Coupon, 8/01/21	1,100	589,160
Zero Coupon, 8/01/22	1,000	504,690
Metro Wtr Dist of Southern California (Wtrwrks Rev) 5.75%, 7/01/21	2,045	2,371,300
MBIA Series B-3 5.00%, 10/01/18	3,410	3,635,469
Metro Wtr Dist of Southern California ETM 5.75%, 7/01/21	1,615	1,878,681
Monrovia Redev Agy 4.40%, 6/01/12	2,830	2,757,439
Mount San Antonio Comnty Coll Dist (Ref 2001 Election) MBIA Series A 5.00%, 8/01/14	5,610	6,007,805
M-S-R Pub Pwr Agy MBIA 5.00%, 7/01/12–7/01/13	4,715	5,124,189
Northern California Gas Auth No 1 5.00%, 7/01/09	8,735	8,845,847
Northern California Pwr Agy Pub Pwr Rev AMBAC Series A 5.80%, 7/01/09	1,815	1,887,400
Northern California Pwr Agy Pub Pwr Rev (Ref Hydroelec Proj No.1) MBIA Series A 5.00%, 7/01/17	2,685	2,718,750
Northern California Pwr Agy Pub Pwr Rev ETM AMBAC Series A 5.80%, 7/01/09	935	979,254
Oakland Uni Sch Dist (Election 2000) MBIA 5.00%, 8/01/11–8/01/13	7,070	7,580,899
Orange Cnty Pub Fin Auth Lease Rev MBIA 5.00%, 7/01/11–7/01/13	21,070	22,859,565
Pasadena Uni Sch Dist FGIC Series B 5.00%, 7/01/20	2,050	2,146,965

Schedule of Investments—California Municipal Portfolio	33

Principal Amount (000)		U.S. $ Value

Pittsburg Redev Agy (Res Mtg Rev) ETM FHLMC/FNMA 9.60%, 6/01/16	$1,000	$1,404,480
Pomona Pub Fin Auth AMBAC 5.00%, 2/01/11	1,635	1,745,070
Rancho Santiago Comnty Coll Dist FSA 5.00%, 9/01/25	2,275	2,327,211
Rancho Wtr Dist Fin Auth FSA Series A 5.50%, 8/01/12	1,075	1,166,214
Redding Joint Pwr Fin Auth (Elec Sys Rev) MBIA Series A 6.25%, 6/01/09	1,000	1,047,680
Riverside Swr Rev FGIC 7.00%, 8/01/08	1,000	1,016,200
Sacramento City Fin Auth (Capital Impr) AMBAC Series A 5.50%, 12/01/17	5,930	6,476,746
Sacramento City Fin Auth (City Hall & Redev Proj) FSA Series A 5.375%, 12/01/18	1,440	1,601,582
Sacramento City Fin Auth (Lease Rev) Series B 5.40%, 11/01/20	2,000	2,218,200
Sacramento Cnty Sanitation Dist Fin Auth Rev AMBAC 5.50%, 12/01/21	1,175	1,305,308
Series A 5.60%, 12/01/16	3,055	3,061,660
Salinas Pub Fin Auth (Ref Assmt Dist Ref Sub) 5.00%, 9/02/09	295	301,455
5.25%, 9/02/11	310	319,347
Series B 4.75%, 9/02/08	375	377,711
Salinas Union High Sch Dist FGIC Series A 5.25%, 10/01/20–10/01/21	4,630	5,168,978
San Bernardino Cnty COP (West Valley Dept Ctr Ref) MBIA Series A 5.25%, 11/01/17	7,495	7,986,147
San Diego Cnty (Edgemoor Proj & Regl Sys) AMBAC 5.00%, 2/01/15	2,000	2,163,040
San Diego Cnty Regl Transp Commission (Sales Tax Rev) FGIC Series A 5.25%, 4/01/08	2,360	2,360,000

Principal Amount (000)		U.S. $ Value

San Diego Uni Sch Dist (Election 1998) FGIC Series D 5.25%, 7/01/25	$2,170	$2,363,195
San Francisco City & Cnty Arpt Commission ASSURED GTY 5.00%, 5/01/15–5/01/16	25,530	26,048,695
San Francisco City & Cnty Arpt Commission (Int’l Arpt Rev Second) AMT FSA Series 15A 5.00%, 5/01/18	2,520	2,570,879
San Francisco City & Cnty Arpt Commission (San Francisco Intl Arpt) ASSURED GTY 5.00%, 5/01/16	1,325	1,345,180
San Francisco City & Cnty Pub Util Commission MBIA 5.25%, 10/01/14	5,245	5,692,294
San Jose Redev Agy Tax Alloc (Merged Area Redev) (Unrefunded) MBIA 6.00%, 8/01/15	670	758,889
San Jose Redev Agy Tax Alloc (Merged Area Redev) Prerefunded ETM MBIA 6.00%, 8/01/15	330	389,443
San Mateo Cnty Comnty Coll Dist (Election 2001) FGIC Series A 5.375%, 9/01/20	1,140	1,196,658
San Mateo Cnty Transp Dist MBIA Series A 5.50%, 6/01/16	1,430	1,643,485
San Ramon Valley Uni Sch Dist (Election 2002) FSA 5.25%, 8/01/20	1,000	1,071,520
Santa Clara Redev Agy (Tax Alloc Bayshore North Proj) MBIA 5.00%, 6/01/15	1,000	1,002,370
Santa Fe Springs Comnty Dev Commission MBIA Series A 5.375%, 9/01/17	1,460	1,574,201
South Orange Cnty Pub Fin Auth (Foothill Area) FGIC Series C 8.00%, 8/15/09	1,100	1,167,705

34	Sanford C. Bernstein Fund, Inc.—2008 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Taft Pub Fin Auth (Comnty Correctional Fac Proj) Series A 5.95%, 1/01/11	$1,645	$1,657,288
Tahoe-Truckee Uni Sch Dist No. 1 MBIA 5.50%, 8/01/19	1,185	1,329,487
Tobacco Securitization Auth of Northern California (Asset Bkd Bds) Series A 5.375%, 6/01/41	13,025	14,155,961
Tobacco Securitization Auth of Southern California (Asset Bkd Bds) Series B 6.00%, 6/01/43	9,180	10,310,517
Tobacco Securitization Auth of Southern California (Asset Bkd Bds) (Prerefunded) Series A 5.50%, 6/01/36	8,040	8,873,426
Univ of California FSA 5.00%, 5/15/16	6,275	6,883,110
MBIA 5.00%, 5/15/13–5/15/15	14,040	15,394,020
Walnut Pub Fin Auth Tax Alloc (Walnut Impr Proj) AMBAC 5.375%, 9/01/20	2,075	2,172,359

		1,152,008,467

Alabama–0.4%
Birmingham Wtrwrks & Swr Brd MBIA 5.00%, 1/01/37	5,845	6,347,319

Arizona–0.1%
Pima Cnty IDA (Horizon Comnty Learning Ctr) 4.45%, 6/01/14	670	643,073
Yavapai Cnty IDA (Waste Management Inc. Proj) Series 2007A 4.25%, 3/01/28(a)	1,445	1,431,894

		2,074,967

Colorado–0.0%
Denver City & Cnty (Arpt Rev) AMT Series D 7.75%, 11/15/13	445	496,224

Florida–3.8%
Arborwood CDD (Centex Homes Proj) 5.25%, 5/01/16	1,820	1,608,407

Principal Amount (000)		U.S. $ Value

Arborwood CDD (Ctr Home Proj) 5.10%, 5/01/16	$955	$832,645
Bartram Park CDD (Spl Assmt) 4.875%, 5/01/15	770	671,948
Beacon Tradeport CDD (Spl Assmt Indl Proj) Series B 7.125%, 5/01/22	765	775,634
Chapel Creek CDD 5.20%, 5/01/11	1,590	1,529,580
Concorde Estates CDD Series 04B 5.00%, 5/01/11	565	548,383
Dupree Lakes CDD 5.00%, 11/01/10	315	299,149
Durbin Crossing CDD (Spl Assmt) Series B-2 4.875%, 11/01/10	2,040	1,935,572
Fiddlers Creek CDD No. 2 (Spl Assmt) Series B 5.75%, 5/01/13	635	596,367
Florida St Dept of Enviro Protection MBIA 5.00%, 7/01/13	6,760	7,288,700
Florida St Trpk Auth FGIC 5.00%, 7/01/12–7/01/14	7,935	8,520,620
Gateway CDD (Sun City Ctr) Series 03B 5.50%, 5/01/10	415	401,811
Lake Ashton II CDD (Capital Impr Rev) Series B 4.875%, 11/01/10	445	421,322
Lakewood Ranch Stewardship CDD 5.00%, 5/01/13	1,135	1,030,194
Meadow Pointe III CDD (Capital Impr Rev) Series 2004-1 4.80%, 11/01/09	400	386,300
Miami Beach Hlth Fac Auth (Mount Sinai Med Ctr) Series 04 6.75%, 11/15/24	2,400	2,415,000
Middle Village CDD (Spl Assmt) Series B 5.00%, 5/01/09	190	187,300
Monterra CDD (Spl Assmt) Series B 5.00%, 11/01/10	2,400	2,203,800
5.125%, 11/01/14	1,185	1,002,474

Schedule of Investments—California Municipal Portfolio	35

Principal Amount (000)		U.S. $ Value

New River CDD 5.00%, 5/01/13	$1,735	$1,572,188
Palm Glades CDD 4.85%, 8/01/11	720	676,706
Parker Road CDD 5.35%, 5/01/15	2,060	1,850,230
Paseo CDD 5.00%, 2/01/11	790	746,297
Paseo CDD (Capital Impr Rev) Series B 4.875%, 5/01/10	790	755,524
Quarry CDD (Spl Assmt) 5.25%, 5/01/16	2,065	1,835,393
Rolling Hills CDD 5.125%, 11/01/13	2,030	1,838,287
Sandy Creek CDD 5.50%, 5/01/15	600	543,822
Shingle Creek CDD 5.75%, 5/01/15	2,695	2,460,131
Six Mile Creek CDD 5.50%, 5/01/17	1,125	947,126
Sterling Hill CDD (Capital Impr Rev) Series B 5.50%, 11/01/10	215	213,581
Stoneybrook South CDD 5.45%, 11/01/15	3,435	3,086,313
Tern Bay CDD (Capital Impr Rev) Series B 5.00%, 5/01/15	1,015	756,723
Venetian CDD (Capital Impr) Series B 5.95%, 5/01/12	160	158,173
Villasol CDD (Spl Assmt Rev) Series B 5.375%, 5/01/08	155	154,771
Vizcaya CDD 7.00%, 12/20/08	4,800	4,809,216
Waterford Estates CDD 5.125%, 5/01/13	1,000	880,720

		55,940,407

Guam–0.6%
Comwlth of the Northern Mariana Islands ACA Series A 6.00%, 6/01/14	2,830	3,056,287
Guam Govt Wtrwks Auth (Prerefunded) COP 5.18%, 7/01/15	2,408	2,518,316

Principal Amount (000)		U.S. $ Value

Guam Govt Wtrwrks Auth (Wtr & Wastewtr Sys Rev) 5.00%, 7/01/12	$1,270	$1,277,620
5.50%, 7/01/16	1,500	1,480,335

		8,332,558

Illinois–0.6%
Bolingbrook Sales Tax Rev 6.00%, 1/01/26(b)	4,450	4,326,557
Chicago Brd Of Ed GO AMBAC 6.49%, 12/01/30(a)+	3,360	3,360,000
Pingree Grove Village Special Tax (CamBrdg Lakes Proj) Series 5-1 5.25%, 3/01/15	695	692,720

		8,379,277

Indiana–0.2%
South Bend Econ Dev (One Michiana Square Proj) 5.039%, 10/01/09(a)	3,100	3,020,950

Louisiana–0.3%
Coves of the Highland Cnty CDD 5.60%, 11/01/21	3,200	2,862,880
Tangipahoa Parish Sch Dist 5.90%, 5/01/22	1,035	940,060

		3,802,940

Massachusetts–0.1%
Comwlth of Massachusetts 5.50%, 1/01/13	1,680	1,856,534

Nevada–1.0%
Clark Cnty Sch Dist 5.00%, 6/15/16	3,340	3,666,819
MBIA 5.50%, 6/15/12	7,165	7,878,491
Clark Cnty Spl Impr Dist No 142 5.30%, 8/01/11	1,965	1,950,106
Henderson Loc Impr Dist No. T-16 4.75%, 3/01/13	315	287,538
Las Vegas Spl Impr Dist No. 607 (Loc Impr Bonds) 4.80%, 6/01/09	1,585	1,569,768

		15,352,722

North Carolina–0.4%
Charlotte-Mecklenburg Hosp Auth FSA Series 2007G 6.25%, 1/15/41(a)+	2,825	2,825,000
North Carolina Eastern Muni Pwr Agy Pwr Sys Rev Series C 5.30%, 1/01/15	3,580	3,758,570

		6,583,570

36	Sanford C. Bernstein Fund, Inc.—2008 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Ohio–1.0%
American Muni Pwr-Ohio, Inc. 5.00%, 2/01/13	$12,090	$12,176,806
Port Auth Columbiana Cnty SWFR (Liberty Waste Transp LLC Proj) AMT Series A 7.00%, 8/01/21	2,745	2,754,910

		14,931,716

Pennsylvania–0.7%
Allegheny Cnty Hosp (West Pennsylvania Hlth Sys) 5.00%, 11/15/17	7,750	6,876,808
Beaver Cnty IDA PCR (Cleveland Elec Proj) Series 98 3.75%, 10/01/30(a)	3,415	3,407,760

		10,284,568

Puerto Rico–7.5%
Comwlth of Puerto Rico FGIC 5.25%, 7/01/10	2,000	2,079,200
MBIA-IBC Series A 5.50%, 7/01/15	5,535	6,005,254
Series A 5.00%, 7/01/30(a)	3,230	3,328,030
Comwlth of Puerto Rico Govt Dev Bank 5.00%, 12/01/11	1,035	1,089,317
Puerto Rico GO FSA Series C 5.00%, 7/01/18(a)	6,020	6,046,849
Puerto Rico Hwy & Transp Auth AMBAC 5.50%, 7/01/10	890	949,575
FSA Series AA 5.00%, 7/01/26(a)	31,130	32,643,229
Puerto Rico Infra Fin Auth AMBAC Series C 5.50%, 7/01/15	4,155	4,521,554
Puerto Rico Muni Fin Agy FSA 5.00%, 8/01/14	1,100	1,180,608
FSA Series C 5.00%, 8/01/13	6,225	6,668,718
Series A 5.00%, 8/01/10	3,915	4,062,791
Puerto Rico Pub Bldg Auth 5.25%, 7/01/11	1,015	1,067,070
5.50%, 7/01/12	1,140	1,212,205
5.75%, 7/01/15	2,545	2,767,484
Puerto Rico Pub Bldg Auth (Govt Fac) FGIC Series H 5.25%, 7/01/14	3,230	3,398,057

Principal Amount (000)		U.S. $ Value

Puerto Rico Pub Fin Corp. 5.50%, 8/01/29	$15,260	$16,548,707
5.75%, 8/01/27(a)	11,500	12,098,575
Puerto Rico Pub Fin Corp. (Commonwealth Appropriation) MBIA Series A 5.25%, 8/01/29(a)	4,365	4,498,787

		110,166,010

South Carolina–0.1%
Lancaster Cnty Assmt Rev (Edenmoor Impr Dist) Series B 5.375%, 12/01/16	1,650	1,539,764

Texas–2.4%
Arlington Independent Sch Dist 5.00%, 2/15/12	7,165	7,703,235
City of Dallas 5.00%, 2/15/16	16,085	17,626,747
El Paso Cnty MBIA 5.00%, 2/15/16	1,435	1,567,393
Univ of Texas 5.25%, 8/15/13	7,475	8,275,348
Willacy Cnty (Loc Govt Corp Proj) 6.00%, 3/01/09	445	458,933

		35,631,656

Virginia–0.4%
Broad Street CDA 7.125%, 6/01/15	1,190	1,256,961
Celebrate North CDD Spl Assmt Rev (Celebrate VA) Series B 6.25%, 3/01/18	1,250	1,250,688
Louisa IDA Pollution Ctl (Virginia Elec & Pwr Co.) 5.25%, 12/01/08	3,310	3,332,839

		5,840,488

Washington–0.7%
St of Washington 5.00%, 7/01/13	9,155	9,995,154
Washington Hlth Care Fac Auth (Catholic Hlth Initiatives) FGIC 6.24%, 12/01/36(a)+	525	525,000

		10,520,154

Total Long-Term Municipal Bonds (cost $1,431,505,156)		1,453,110,291

Schedule of Investments—California Municipal Portfolio	37

Principal Amount (000)		U.S. $ Value

Short-Term Municipal Notes–0.4%
California–0.4%
California Dept Wtr Res Pwr 0.90%, 5/01/21(c)	$500	$500,000
California St Dept of Wtr Res Pwr Sup Rev Series 01B-3 0.90%, 5/01/22(c)	1,500	1,500,000
California St GO (Daily Kindergarten Univ) Series B-1 0.90%, 5/01/34(c)	1,000	1,000,000

Principal Amount (000)		U.S. $ Value

California St GO (Kindergarten Univ) Series B2 0.095%, 5/01/34(c)	$1,900	$1,900,000

Total Short-Term Municipal Notes (cost $4,900,000)		4,900,000

Total Investments—98.7% (cost $1,436,405,156)(d)		1,458,010,291

Other assets less liabilities—1.3%		19,905,380

Net Assets—100.0%		$1,477,915,671

INTEREST RATE SWAP TRANSACTIONS

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$6,000	7/12/08	BMA	*	3.815%	$46,205

(a)	Variable rate coupon, rate shown as of March 31, 2008.
(b)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(c)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(d)	At March 31, 2008, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $28,897,928 and gross unrealized depreciation of investments was $7,292,793, resulting in net unrealized appreciation of $21,605,135 (excluding swap transactions).
*	Variable interest rate based on the Securities Industry & Financial Markets Association, formerly the Bond Market Association (BMA).
+	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2008 and the aggregate market value of these securities amounted to $31,035,000 or 2.1% of total investments.

As of March 31, 2008, the Portfolio held 47% of total investments in insured bonds (of this amount 25% represents the Portfolio’s holding in pre-refunded bonds).

Glossary:

ACA—ACA Capital

AMBAC—American Bond Assurance Corporation

AMT—Alternative Minimum Tax (subject to)

ASSURED GTY—Assured Guaranty

CDA—Community Development Administration

CDD—Community Development District

CFD—Community Facilities District

COP—Certificate of Participation

ETM—Escrow to Maturity

FGIC—Financial Guaranty Insurance Company

FHLMC—Federal Home Loan Mortgage Corporation

FNMA—Federal National Mortgage Association

FSA—Financial Security Assurance Inc.

GNMA—Government National Mortgage Association

GO—General Obligation

IDA—Industrial Development Authority/Agency

MBIA—Municipal Bond Investors Assurance

PCR—Pollution Control Revenue Bond

RADIAN—Radian Group, Inc.

SFMR—Single Family Mortgage Revenue

SWFR—Solid Waste Facility Revenue

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

38	Sanford C. Bernstein Fund, Inc.—2008 Semi-Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

New York Municipal Portfolio

March 31, 2008 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–98.3%
Long-Term Municipal Bonds–97.2%
New York–75.8%
Albany Cnty FGIC 5.00%, 10/01/12	$1,100	$1,149,863
City of Yonkers MBIA 5.00%, 8/01/12–8/01/14	7,800	8,473,700
Erie Cnty IDA Sch Fac Rev (Buffalo City Sch Dist Proj) FSA 5.00%, 5/01/14–5/01/16	2,330	2,555,312
5.75%, 5/01/24	1,520	1,626,658
Long Island Pwr Auth Elec Sys Rev 5.00%, 6/01/09 AMBAC	7,500	7,716,525
5.25%, 4/01/09	4,550	4,665,343
5.50%, 12/01/09	1,180	1,233,076
MBIA 5.00%, 5/01/13–5/01/15	22,780	24,736,314
MBIA Series D 5.00%, 9/01/12	10,115	10,905,690
MBIA Series Gen F 5.00%, 5/01/16	11,630	12,643,206
Metro Transp Auth AMBAC Series Ref A 5.50%, 11/15/18	5,325	5,683,852
FGIC 5.25%, 11/15/15–11/15/16	12,925	14,294,568
MBIA 5.00%, 11/15/10	10,150	10,796,555
Series B 5.00%, 11/15/16–11/15/17	6,645	7,205,468
Metro Transp Auth (Dedicated Tax Fd) FSA 5.25%, 11/15/12–4/01/15	15,285	17,027,015
MBIA 5.00%, 11/15/11	1,865	2,007,803
5.25%, 11/15/13	2,660	2,939,646
Metro Transp Auth Commuter Fac ETM AMBAC 5.00%, 7/01/20	535	552,404
MBIA 6.10%, 7/01/09	1,495	1,571,245
Metro Transp Auth New York Svc Contract MBIA Series B 5.50%, 1/01/13	4,090	4,506,485

Principal Amount (000)		U.S. $ Value

Metro Transp Auth New York Svc Contract (Transp Fac Rev) AMBAC 5.00%, 7/01/18	$1,000	$1,079,870
Nassau Cnty AMBAC 5.50%, 7/01/10	1,120	1,193,864
6.00%, 7/01/11	1,000	1,101,480
FGIC 6.00%, 7/01/12–7/01/13	2,000	2,232,680
MBIA 5.40%, 1/15/10	1,090	1,142,603
Nassau Cnty IDA (North Shore Long Island Jewish Hlth Sys) 5.625%, 11/01/10	385	387,144
Nassau Cnty Interim Fin Auth AMBAC 5.00%, 11/15/12–11/15/14	17,050	18,527,758
5.25%, 11/15/13	1,745	1,928,452
5.375%, 11/15/15–11/15/16	3,770	4,105,844
New York City 5.00%, 3/01/10–3/01/16	43,520	46,194,115
5.25%, 9/01/14–8/01/17	16,895	18,056,624
5.50%, 8/01/13	7,820	8,516,058
FSA 5.25%, 8/01/12–8/01/14	13,615	14,934,529
MBIA-IBC 5.00%, 8/01/13–8/01/23	7,030	7,507,934
5.75%, 8/01/11	7,570	8,284,608
Series 4B 5.00%, 8/01/10	1,125	1,181,655
Series 4G 5.00%, 8/01/12	3,910	4,167,708
Series G 5.00%, 8/01/10–8/01/11	2,540	2,678,774
Series H 5.00%, 8/01/11	1,080	1,146,118
Series I 5.00%, 8/01/10	5,265	5,530,145
New York City (Prerefunded) 5.50%, 9/15/19	900	1,015,227
XLCA-ICR 6.50%, 5/15/17	2,740	3,006,027
New York City (Unrefunded) 5.50%, 9/15/19	100	106,372
New York City 5.00%, 10/01/11–8/01/16	32,200	34,523,494
5.50%, 8/01/14	6,870	7,430,729
New York City Hlth & Hosp Corp. (New York City Oblig) AMBAC 5.00%, 2/15/10	9,475	9,877,593

Schedule of Investments—New York Municipal Portfolio	39

Principal Amount (000)		U.S. $ Value

New York City IDA (Agysterminal One Grp Assn Proj) 5.00%, 1/01/09	$3,075	$3,133,302
New York City IDA (Magen David Yeshivah Proj) ACA 4.99%, 6/15/13	6,280	6,152,704
New York City IDA (Polytech Univ Proj) 5.75%, 11/01/11	2,120	2,318,072
6.00%, 11/01/20	1,045	1,149,124
New York City IDA (Polytech Univ Proj) (Prerefunded) 5.75%, 11/01/12	1,655	1,809,627
New York City Muni Wtr Fin Auth 5.00%, 6/15/10–6/15/12	9,975	10,659,699
5.25%, 6/15/11	1,000	1,079,550
5.50%, 6/15/17	2,460	2,639,654
6.00%, 6/15/09–6/15/10	2,880	3,062,324
New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev AMBAC 5.875%, 6/15/12–6/15/13	10,060	11,337,466
New York City TFA 5.00%, 11/01/11–5/01/26	90,100	98,666,706
5.25%, 2/01/13–2/01/21	16,845	18,344,315
5.50%, 2/01/17	3,360	3,584,717
AMBAC 5.25%, 8/01/20	3,000	3,189,303
FGIC-TCRS 5.00%, 11/01/13	18,335	19,969,199
5.50%, 11/01/13	7,075	7,772,100
FSA 5.25%, 2/01/14	7,800	8,509,644
MBIA 5.25%, 2/01/20	6,425	6,745,286
MBIA Series E 5.25%, 2/01/21	2,000	2,090,780
MBIA-IBC 5.375%, 2/01/14	3,610	3,920,243
Series 02A 5.50%, 11/01/26(a)	17,885	19,121,032
Series B 5.25%, 2/01/29(a)	17,600	18,460,288
New York City TFA (Prerefunded) 5.50%, 2/01/17	5,945	6,492,772
New York Liberty Dev Corp Rev (National Sports Museum Proj) 6.125%, 2/15/19	2,250	2,233,440
New York Loc Govt Assistance Corp. 5.00%, 4/01/12–4/01/15	58,595	63,923,941
FGIC 5.00%, 4/01/15	1,355	1,379,133
FSA GO OF CORP 5.00%, 4/01/13	4,230	4,621,740

Principal Amount (000)		U.S. $ Value

New York Mtg Agy 4.50%, 4/01/23	$3,520	$3,520,000
5.50%, 10/01/28	820	809,094
New York St Brdg Auth 5.00%, 1/01/17	4,575	4,798,900
New York St Dorm Auth 3.875%, 2/15/12	1,000	1,010,890
4.00%, 2/15/13–8/15/15	9,035	9,077,031
5.00%, 7/01/10–3/15/16	49,355	53,957,119
5.25%, 11/15/23(a)	4,960	5,321,386
5.25%, 11/15/13	4,965	5,369,647
5.375%, 3/15/21	5,220	5,801,508
5.50%, 7/01/23(a)	1,875	1,879,031
5.70%, 2/15/09	15	15,170
5.75%, 7/01/09	1,125	1,150,144
AMBAC 5.00%, 7/01/09–3/15/15	2,655	2,834,736
5.25%, 7/01/18–7/01/19	2,325	2,444,008
6.125%, 7/01/12	1,000	1,077,320
FGIC 5.00%, 7/01/16	14,015	15,135,079
5.50%, 3/15/14	4,750	5,205,382
FGIC-TCRS 5.50%, 5/15/09	4,055	4,191,207
FSA 5.00%, 3/15/13–2/15/16	6,355	6,939,348
5.75%, 8/15/11–7/01/13	1,220	1,291,001
5.875%, 2/15/13	100	108,451
FSA-CR 5.75%, 7/01/09	2,000	2,046,080
MBIA 5.00%, 8/15/17	4,850	4,919,355
5.25%, 7/01/11–2/15/13	2,195	2,231,717
MBIA-IBC 5.20%, 2/15/14–2/15/16	7,960	8,193,278
5.50%, 5/15/09	1,065	1,101,370
5.875%, 5/15/11	6,625	7,249,472
SONYMA 5.00%, 11/01/11	3,875	4,010,199
New York St Dorm Auth (City Univ) AMBAC 5.75%, 7/01/09	3,630	3,712,365
New York St Dorm Auth (Court Fac Westchester Cnty) 5.25%, 8/01/13	1,115	1,158,362
New York St Dorm Auth (Mental Hlth Svc Fac) 5.00%, 2/15/09	2,000	2,056,500
MBIA-IBC 5.25%, 2/15/19	1,780	1,818,929
New York St Dorm Auth (Mental Hlth Svc Fac) (Prerefunded) FSA 5.75%, 8/15/11	1,115	1,206,029

40	Sanford C. Bernstein Fund, Inc.—2008 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

MBIA 5.00%, 8/15/17	$10	$10,221
New York St Dorm Auth (Mental Hlth Svcs Fac) 5.00%, 2/15/09–2/15/10	6,600	6,839,871
FSA Series 1 5.125%, 1/15/13	1,880	1,929,576
New York St Dorm Auth (Mental Hlth Svcs Fac) (Prerefunded) FSA 5.75%, 2/15/12	960	1,038,374
5.875%, 2/15/13	2,205	2,391,345
New York St Dorm Auth (Mental Hlth Svcs Fac) (Unrefunded) 6.50%, 2/15/09	1,505	1,564,854
New York St Dorm Auth (Mount Sinai NYU Hlth) 5.00%, 7/01/11	5,270	5,277,325
New York St Dorm Auth (NY Univ) MBIA 5.00%, 7/01/11	1,815	1,943,774
5.75%, 7/01/12	1,540	1,710,108
MBIA Series A 6.00%, 7/01/18	1,000	1,171,270
New York St Dorm Auth (NYU Hosp Ctr) 5.00%, 7/01/08	1,280	1,289,421
New York St Dorm Auth Lease Rev 5.375%, 7/01/19	1,400	1,543,850
FGIC 5.50%, 7/01/17–7/01/20	2,640	2,885,230
MBIA 5.00%, 7/01/14–7/01/15	11,080	12,124,544
New York St Energy Research & Dev Auth MBIA 3.245%, 4/01/34+	17,725	17,830,641
New York St Enviro Fac 5.00%, 6/15/18–6/15/19	2,730	2,833,054
FGIC 5.00%, 12/15/23	1,060	1,089,055
New York St Enviro Fac (Muni Wtr Proj) 5.00%, 6/15/11–6/15/25	23,335	24,346,776
5.25%, 6/15/14	1,640	1,831,536
5.50%, 6/15/15	6,510	7,411,895
New York St Enviro Fac (Personal Income Tax) FGIC 5.25%, 1/01/19–1/01/20	3,340	3,679,177
New York St Enviro Fac (Wtr Revolv Fd) 5.375%, 11/15/18	1,485	1,564,685

Principal Amount (000)		U.S. $ Value

New York St Enviro Fac (Wtr Revolv Fd) (Prerefunded) 5.15%, 10/15/19	$185	$192,091
5.75%, 6/15/11	1,490	1,640,386
5.875%, 7/15/20	440	466,176
New York St Enviro Fac (Wtr Revolv Fd) (Unrefunded) 4.95%, 6/15/10	1,730	1,737,404
New York St Enviro Fac (Wtr Revolv Fndtn) 5.00%, 6/15/15	3,300	3,580,665
New York St Enviro Fac (Wtr Revolv Fndtn) (Unrefunded) 5.20%, 12/15/15	225	226,075
5.875%, 7/15/20	4,560	4,776,965
New York St Enviro Fac Corp. 5.00%, 6/15/14–6/15/16	7,750	8,526,280
New York St Enviro Fac Corp. (Wtr Rev NYC 02) (Prerefunded) 5.75%, 6/15/11	4,770	5,251,436
New York St Enviro Fac Corp. (Wtr Rev NYC 02) (Unrefunded) 5.75%, 6/15/11	745	817,779
New York St Hsg Fin Agy 5.00%, 3/15/09	1,695	1,744,545
5.25%, 3/15/20–9/15/21	5,440	6,028,118
MBIA-IBC 5.50%, 9/15/18	2,720	2,771,734
New York St Pwr Auth 5.00%, 11/15/20	2,680	2,934,814
MBIA 5.00%, 11/15/16	6,090	6,669,342
New York St Thruway Auth 5.00%, 3/15/14–3/15/16	10,950	12,052,273
5.50%, 4/01/12	3,720	4,050,076
AMBAC 5.00%, 1/01/13–3/15/15	22,455	24,404,646
5.25%, 4/01/11–4/01/14	20,615	22,348,681
FGIC 5.00%, 4/01/13–4/01/18	27,980	30,413,268
FSA 5.00%, 4/01/12–4/01/15	26,040	28,631,667
MBIA 5.00%, 3/15/19–4/01/24	3,560	3,700,652
5.10%, 4/01/10	1,050	1,104,883
5.25%, 4/01/11–4/01/14	18,555	20,254,747
New York St Thruway Auth (Personal Income Tax) FSA Series A 5.00%, 3/15/18	1,930	2,065,389

Schedule of Investments—New York Municipal Portfolio	41

Principal Amount (000)		U.S. $ Value

New York St Thruway Auth, Hwy & Brdg Trust Fund FSA Series 5B 5.00%, 4/01/14	$64,440	$70,720,967
New York St Urban Dev Corp. 5.00%, 3/15/16	1,930	2,116,728
AMBAC 5.00%, 12/15/20	6,265	6,612,520
XLCA 5.25%, 1/01/11	2,310	2,455,876
Niagara Falls Brdg Commission FGIC 6.30%, 10/01/12	4,670	5,326,135
Onondaga Cnty 5.70%, 4/01/09–4/01/11	5,200	5,543,231
Port Auth of NY & NJ (Cons 117th) FGIC 5.125%, 11/15/15	1,355	1,378,943
Port Auth of NY & NJ (Cons 126th) FGIC 5.25%, 11/15/08	11,570	11,768,888
5.50%, 11/15/09–11/15/10	18,850	19,909,673
Port Auth of NY & NJ (JFK Intl Air Term 6) MBIA 6.25%, 12/01/08	2,090	2,134,036
St of New York AMBAC 5.625%, 8/15/08	4,245	4,252,132
Suffolk Cnty Wtr Auth MBIA 5.10%, 6/01/08	1,000	1,005,463
Tobacco Settlement Fin Auth Series 2008 5.00%, 6/01/12	8,000	8,390,960
Series A-1 5.00%, 6/01/11	1,495	1,497,601
Series B-1C 5.50%, 6/01/14	16,465	16,780,963
Tobacco Settlement Fin Corp. 5.00%, 6/01/09–6/01/11	15,745	16,306,381
5.50%, 6/01/15–6/01/16	20,385	21,218,563
XLCA 6.25%, 6/01/23(a)+	6,000	6,000,000
6.84%, 6/01/22(a)+	8,675	8,675,000
Town of Babylon FGIC 9.00%, 8/01/09	1,550	1,680,681
Triborough Brdg & Tunnel Auth 5.00%, 11/15/11	8,880	9,591,732
5.25%, 11/15/12–11/15/15	9,220	10,193,818
5.50%, 1/01/17	9,370	10,527,757
MBIA 5.125%, 1/01/18	8,165	8,431,587

Principal Amount (000)		U.S. $ Value

Triborough Brdg & Tunnel Auth (Conv Ctl Proj) 6.00%, 1/01/11	$1,490	$1,610,928
Triborough Brdg & Tunnel Auth (Gen Purpose) 5.00%, 1/01/20	1,000	1,029,830
5.25%, 1/01/17	5,025	5,307,305
5.50%, 1/01/12	11,065	11,776,369
Triborough Brdg & Tunnel Auth (Ref Gen) 5.25%, 11/15/13	8,380	9,315,627
Ulster Cnty IDA 5.25%, 9/15/16	975	927,976

		1,433,338,746

Arizona–0.5%
Arizona Hlth Fac Auth (Banner Hlth Sys) FGIC Series 2005D 9.00%, 1/01/35(a)+	5,000	5,000,000
Pima Cnty IDA (Horizon Comnty Learning Ctr) 4.45%, 6/01/14	905	868,628
Watson Road CFD (Spl Assmt Rev) 4.70%, 7/01/09	805	799,389
Yavapai Cnty IDA (Waste Management Inc. Proj) Series 2007A 4.25%, 3/01/28(a)	1,865	1,848,085

		8,516,102

California–0.6%
California Hlth Fac Fin Auth (Catholic Healthcare West) MBIA Series 2004 8.31%, 7/01/25(a)+	9,000	9,000,000
California Statewide CDA (Kaiser Permanente) Series E 3.875%, 4/01/32	3,075	3,124,907

		12,124,907

Colorado–0.2%
Denver City & Cnty (Arpt Rev) AMT Series D 7.75%, 11/15/13	885	986,872
Todd Creek Farms Metro Dist No. 1 5.60%, 12/01/14	2,765	2,672,539

		3,659,411

District of Columbia–0.0%
Dist of Columbia XLCA Series 2004C 5.50%, 6/01/34(a)+	450	450,000

42	Sanford C. Bernstein Fund, Inc.—2008 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Florida–2.9%
Amelia Walk CDD 5.20%, 5/01/14	$830	$746,743
Arborwood CDD (Centex Homes Proj) 5.25%, 5/01/16–5/01/36	3,785	3,165,358
Bartram Park CDD (Spl Assmt) 4.875%, 5/01/15	1,025	894,476
Beacon Tradeport CDD (Spl Assmt Indl Proj) Series B 7.125%, 5/01/22	1,180	1,196,402
CFM CDD Capital Impr Rev Series B 5.875%, 5/01/14	3,500	3,131,695
Concorde Estates CDD Series 04B 5.00%, 5/01/11	750	727,942
Dupree Lakes CDD 5.00%, 11/01/10	425	403,614
Durbin Crossing CDD 5.25%, 11/01/15	3,355	2,975,784
Durbin Crossing CDD (Spl Assmt) Series B-2 4.875%, 11/01/10	2,575	2,443,186
Fiddlers Creek CDD No. 2 (Spl Assmt) Series B 5.75%, 5/01/13	950	892,202
Fishhawk CDD II (Spl Assmt) Series B 5.125%, 11/01/09	595	590,758
Gateway CDD (Sun City Ctr) Series 03B 5.50%, 5/01/10	585	566,409
Hammock Bay CDD (Spl Assmt) Series B 5.375%, 5/01/11	65	63,865
Heritage Isle at Viera CDD 5.00%, 11/01/13	2,360	2,136,862
Heritage Plantation CDD 5.10%, 11/01/13	960	868,618
Lakewood Ranch Stewardship CDD 5.00%, 5/01/13	235	213,300
Landmark at Doral CDD 5.20%, 5/01/15	1,710	1,459,861
Live Oak CDD No 2 Series B 5.00%, 11/01/09	850	813,203
Miami Beach Hlth Fac Auth (Mount Sinai Med Ctr) Series 04 6.75%, 11/15/24	3,300	3,320,625

Principal Amount (000)		U.S. $ Value

Middle Village CDD (Spl Assmt) Series B 5.00%, 5/01/09	$195	$192,229
Midtown Miami CDD Series 04A 6.00%, 5/01/24	1,420	1,307,252
Monterra CDD (Spl Assmt) Series B 5.00%, 11/01/10	2,965	2,722,611
5.125%, 11/01/14	1,500	1,268,955
Overoaks CDD (Capital Impr Rev) Series 4B 5.125%, 5/01/09	910	891,336
Palm Glades CDD 4.85%, 8/01/11	1,090	1,024,458
Parkway Ctr CDD (Spl Assmt Ref) Series B 5.625%, 5/01/14	2,155	1,990,035
Paseo CDD 5.00%, 2/01/11	1,020	963,574
Polk Cnty Sch Dist FSA 5.00%, 10/01/16	2,665	2,925,744
Quarry CDD (Spl Assmt) 5.25%, 5/01/16	2,600	2,310,906
Ridgewood Trails CDD 5.20%, 5/01/12	2,725	2,537,711
Sandy Creek CDD 5.50%, 5/01/15	2,945	2,669,260
Six Mile Creek CDD 5.50%, 5/01/17	1,375	1,157,599
Sterling Hill CDD (Capital Impr Rev) Series B 5.50%, 11/01/10	215	213,581
Stoneybrook South CDD 5.45%, 11/01/15	4,300	3,863,507
Tern Bay CDD (Capital Impr Rev) Series B 5.00%, 5/01/15	1,475	1,099,671
Venetian CDD (Capital Impr) Series B 5.95%, 5/01/12	240	237,259
Verano Ctr CDD (Infra Proj) Series B 5.00%, 11/01/13	1,960	1,750,535

		55,737,126

Schedule of Investments—New York Municipal Portfolio	43

Principal Amount (000)		U.S. $ Value

Georgia–0.4%
Main Street Natural Gas, Inc. (Prepaid Gas) 5.00%, 3/15/17	$6,975	$6,875,955

Guam–0.3%
Guam Govt Wtrwks Auth 5.00%, 7/01/11	2,160	2,175,897
Guam Govt Wtrwks Auth (Prerefunded) COP 5.18%, 7/01/15	3,228	3,375,720

		5,551,617

Illinois–1.6%
Bolingbrook Sales Tax Rev 5.75%, 1/01/15(b)	2,000	2,053,720
City of Chicago FSA 5.00%, 1/01/15	18,630	20,459,280
Cortland Spl Svc Area No 10 5.125%, 3/01/14	4,133	3,964,911
Illinois Fin Auth (USF Healthcare Sys) FSA 6.92%, 11/15/29(a)+	1,650	1,650,000
Pingree Grove Village Special Tax (CamBrdg Lakes Proj) Series 5-1 5.25%, 3/01/15	913	910,005
Town of Cortland 5.50%, 3/01/17	1,310	1,223,186

		30,261,102

Indiana–0.7%
Indiana Bond Bank (Gas Rev Bonds) 5.25%, 10/15/18–10/15/21	10,745	10,510,069
South Bend Econ Dev (One Michiana Square Proj) 5.039%, 10/01/09(a)	3,110	3,030,695

		13,540,764

Louisiana–2.0%
Ernest N Morial-New Orleans Exhibit Hall Auth AMBAC 5.25%, 7/15/28	29,720	32,902,120
Isabella Lakes CDD 6.00%, 8/01/22	1,515	1,369,000
Juban Park CDD 5.15%, 10/01/14	2,220	2,126,738
Whispering Spring Dev Dist 5.20%, 10/01/21	1,500	1,311,855

		37,709,713

Nevada–0.7%
Clark Cnty Sch Dist 5.00%, 6/15/17	5,750	6,285,843

Principal Amount (000)		U.S. $ Value

Clark Cnty Spl Impr (Dist No. 142) 4.75%, 8/01/09	$2,900	$2,885,471
Henderson Loc Impr Dist No. T-16 4.625%, 3/01/12	535	497,325
Henderson Loc Impr Dist No. T-18 4.35%, 9/01/09	950	915,078
Las Vegas Spl Impr Dist No. 607 Loc Impr Bonds 5.00%, 6/01/10	1,855	1,829,178
5.35%, 6/01/12	1,365	1,328,732

		13,741,627

North Carolina–0.5%
Charlotte-Mecklenburg Hosp Auth AMBAC 6.50%, 1/15/45(a)+	2,000	2,000,000
FSA Series 2007G 6.14%, 1/15/41(a)+	3,100	3,100,000
North Carolina Eastern Muni Pwr Agy Pwr Sys 5.375%, 1/01/10–1/01/17	4,730	4,912,246

		10,012,246

Ohio–0.1%
Port Auth Columbiana Cnty SWFR (Liberty Waste Transp LLC Proj) AMT Series A 7.00%, 8/01/21	1,535	1,540,541

Pennsylvania–0.6%
Allegheny Cnty Hosp (West Pennsylvania Hlth Sys) 5.00%, 11/15/17	9,845	8,735,764
Beaver Cnty IDA PCR (Cleveland Elec Proj) Series 98 3.75%, 10/01/30	1,075	1,072,721
Montgomery Cnty IDA (Whitemarsh Continuing Care Ret Comnty) 6.00%, 2/01/21	1,515	1,470,080

		11,278,565

Puerto Rico–8.8%
Comwlth of Puerto Rico 5.00%, 7/01/13	2,005	2,096,949
MBIA 6.25%, 7/01/09	1,810	1,880,295
MBIA-IBC Series A 5.50%, 7/01/15	6,575	7,133,612
Series A 5.00%, 7/01/30(a)	1,300	1,339,455
Comwlth of Puerto Rico Govt Dev Bank 5.00%, 12/01/11–12/01/13	7,660	8,070,023

44	Sanford C. Bernstein Fund, Inc.—2008 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Govt Dev Bank for Puerto Rico 5.00%, 12/01/12	$8,200	$8,627,056
Puerto Rico Elec Pwr Auth MBIA 5.00%, 7/01/32	26,210	28,882,109
5.50%, 7/01/16	3,695	4,015,837
Puerto Rico GO FSA Series C 5.00%, 7/01/18(a)	1,420	1,426,333
Puerto Rico Hwy & Transp Auth 5.00%, 7/01/40–7/01/45	35,385	39,235,892
Puerto Rico Infra Fin Auth Rev AMBAC 5.50%, 7/01/14	14,765	16,028,146
Puerto Rico Pub Bldg Auth 5.25%, 7/01/11	1,740	1,829,262
5.75%, 7/01/15	6,890	7,492,324
Puerto Rico Pub Bldg Auth Rev 5.25%, 7/01/08–7/01/11	1,005	1,011,501
GTD 5.00%, 7/01/28(a)	1,000	1,030,350
Puerto Rico Pub Bldg Auth Rev (Ref Govt Fac) AMBAC 5.00%, 7/01/36(a)	8,935	9,237,807
Puerto Rico Pub Fin Corp. 5.75%, 8/01/27(a)	6,400	6,733,120
Puerto Rico Pub Fin Corp. (Comwlth Appropriated) AMBAC 5.25%, 8/01/30(a)	3,595	3,705,187
FGIC Series A 5.25%, 8/01/31(a)	14,665	14,959,033
Univ of Puerto Rico 5.00%, 6/01/13	1,015	1,065,720

		165,800,011

South Carolina–0.1%
Lancaster Cnty Assmt Rev (Edenmoor Impr Dist) Series B 5.375%, 12/01/16	1,174	1,095,565

Tennessee–0.9%
Tennessee Energy Acquisition Corp. (Prepaid Gas) 5.25%, 9/01/21	17,375	16,676,178

Principal Amount (000)		U.S. $ Value

Virginia–0.5%
Broad Street CDA 7.125%, 6/01/15	$1,785	$1,885,442
Celebrate North CDD Spl Assmt Rev (Celebrate VA) Series B 6.25%, 3/01/18	1,750	1,750,962
Louisa IDA Pollution Ctl (Virginia Elec & Pwr Co.) 5.25%, 12/01/08	4,925	4,958,983

		8,595,387

Washington–0.0%
Washington Hlth Care Fac Auth (Catholic Hlth Initiatives) FGIC 6.24%, 12/01/36(a)+	825	825,000

Total Long-Term Municipal Bonds (cost $1,808,105,222)		1,837,330,563

Short-Term Municipal Notes–1.1%
New York–0.9%
Franklin Cnty IDA 2.05%, 12/01/20(c)	1,610	1,610,000
New York City Capital Res Corp. 2.05%, 1/01/26–1/01/37(c)	4,725	4,725,000
New York City Muni Wtr Fin Auth Series 05 AA-1 1.05%, 6/15/32(c)	10,500	10,500,000

		16,835,000

Ohio–0.2%
Ohio St Air Quality Dev Auth Rev (Cleveland Pollution Ctl) Series B 3.75%, 10/01/30(a)	5,095	5,088,580

Total Short-Term Municipal Notes (cost $21,930,026)		21,923,580

Total Investments—98.3% (cost $1,830,035,248)(d)		1,859,254,143

Other assets less liabilities—1.7%		31,197,806

Net Assets—100.0%		$1,890,451,949

INTEREST RATE SWAP TRANSACTIONS

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$7,500	7/12/08	BMA	*	3.815%	$57,756

Schedule of Investments—New York Municipal Portfolio	45

(a)	Variable rate coupon, rate shown as of March 31, 2008.
(b)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(c)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(d)	At March 31, 2008, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $41,292,267 and gross unrealized depreciation of investments was $12,073,372, resulting in net unrealized appreciation of $29,218,895 (excluding swap transactions).
*	Variable interest rate based on the Securities Industry & Financial Markets Association, formerly the Bond Market Association (BMA).
+	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2008 and the aggregate market value of these securities amounted to $54,530,641 or 2.9% of total investments.

As of March 31, 2008, the Portfolio held 40% of total investments in insured bonds (of this amount 13% represents the Portfolio’s holding in pre-refunded bonds).

Glossary:

ACA—ACA Capital

AMBAC—American Bond Assurance Corporation

AMT—Alternative Minimum Tax (subject to)

CDA—Community Development Administration

CDD—Community Development District

CFD—Community Facilities District

COP—Certificate of Participation

ETM—Escrow to Maturity

FGIC—Financial Guaranty Insurance Company

FSA—Financial Security Assurance Inc.

GO—General Obligation

IDA—Industrial Development Authority/Agency

MBIA—Municipal Bond Investors Assurance

PCR—Pollution Control Revenue Bond

SONYMA—State of New York Mortgage Agency

SWFR—Solid Waste Facility Revenue

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

46	Sanford C. Bernstein Fund, Inc.—2008 Semi-Annual Report

SCB–MU–1945–0308

SEMI-ANNUAL REPORT

AllianceBernstein Blended Style Funds

Tax-Managed International Portfolio

International Portfolio

March 31, 2008

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

May 21, 2008

Semi-Annual

This report provides management’s discussion of fund performance for AllianceBernstein Blended Style Funds Tax-Managed International and AllianceBernstein International Portfolios (each a “Portfolio,” and collectively, the “Portfolios”) for the semi-annual reporting period ended March 31, 2008.

AllianceBernstein Tax-Managed International Portfolio

Investment Objective and Policies

The investment objective of the Portfolio is to provide long-term growth of capital through investments in equity securities of established foreign companies comprising the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, plus Canada. The Portfolio diversifies its investments among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Portfolio will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolio also diversifies its investments between growth and value equity investment styles. The Adviser selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Normally, approximately 50% of the value of the portfolio will consist of international value stocks and 50% will consist of international growth stocks. The Adviser will rebalance the Portfolio as necessary to maintain this targeted allocation. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%-60% before rebalancing occurs. The Portfolio seeks to maximize after-tax returns to shareholders by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on the Portfolio’s shareholders.

AllianceBernstein International Portfolio

Investment Objective and Policies

The investment objective of the Portfolio is to provide long-term growth of capital through investments in equity securities of established foreign companies comprising the MSCI EAFE Index, plus Canada. The Portfolio diversifies its investments among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Portfolio will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolio also diversifies its investments between growth and value equity investment styles. The Adviser selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Normally, approximately 50% of the value of the Portfolio will consist of international value stocks and 50% will consist of international growth stocks. The Adviser will rebalance the Portfolio as necessary to maintain this targeted allocation. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	1

range may be 40%-60% before rebalancing occurs. The Portfolio is managed without regard to potential tax consequences to the shareholder.

Investment Results

The tables on page 4 show performance for Tax-Managed International Portfolio and International Portfolio compared to their benchmark, the MSCI EAFE Index, for the six- and 12-month periods ended March 31, 2008.

The Portfolios’ Class A shares without sales charges underperformed their benchmark for both the six- and 12-month periods ending March 31, 2008. During the six-month period, weakness in both the value and growth components of the Portfolios detracted from relative returns. The growth segment of the Portfolios outperformed the benchmark during the 12-month period, but was offset by underperformance within the value portion.

Consumer discretionary and financial holdings were among the largest detractors from performance during the six- and 12-month periods. The economic slowdown began to weigh on stocks, especially consumer discretionary shares, beginning in July 2007. Meanwhile, severe distress in the U.S. subprime-mortgage market forced numerous financial institutions world-

wide to post more than $70 billion in mortgage losses in the second half of 2007. On the positive side, the Portfolios’ overweight position in the materials sector added to returns, and several mining and metals holdings benefited from strong commodities prices and industry consolidation.

Market Review and Investment Strategy

Non-U.S. developed equity markets returned -10.50% during the six-month period and -2.70% for the annual period, as measured by the MSCI EAFE Index.

Global equity markets pulled back sharply during the first quarter of 2008 due to investor worries of slowing global economic growth and further repercussions from the subprime-mortgage crisis, including a liquidity crunch within the financial sector. Given recent events and uncertainty about the economic outlook, it is not surprising that many investors have sought safety in government bonds and gold. However, such overreaction typically creates pricing distortions that investors can exploit. Equity valuation spreads have widened dramatically from their extremely narrow levels of a year ago, when complacency prevailed. This creates more opportunities for the Blend Investment Policy Team to pursue, as active managers.

2	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For a free copy of the Portfolios’ prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC Returns, Returns After Taxes on Distributions and Returns After Taxes on Distributions and Sale of Fund Shares reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a market capitalization weighted index that measures stock market performance in 21 countries in Europe, Australasia and the Far East. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

The MSCI EAFE Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident institutional individuals who do not benefit from double taxation treaties.

A Word About Risk

Substantially all of the Portfolios’ assets will be invested in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. To the extent that the Portfolios invest a substantial amount of their assets in a particular country or region, an investment in the Portfolios has the risk that market changes or other events affecting that country or region may have a more significant effect on the Portfolios’ net asset values. In addition, because the Portfolios will invest in foreign currency denominated securities, fluctuations in the value of the Portfolios’ investments may be magnified by changes in foreign exchange rates. Because the Portfolios allocate between “growth” and “value” stocks, an investment in the Portfolios is subject to the risk that this allocation will result in lower returns when one style is outperforming another than if the Portfolios had invested entirely in the outperforming style. In addition, the transaction costs associated with the systematic rebalancing of the Portfolios may be significant over time. While the Portfolios invest principally in common stocks and other equity securities, in order to achieve their investment objectives, they may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases greater than, the risks presented by more traditional investments. AllianceBernstein Tax-Managed International Portfolio may employ strategies that take into account the tax impact of buy and sell decisions on the Portfolio’s shareholders. While the Portfolio seeks to maximize after-tax returns, there can be no assurance that the strategies will be effective, and the use of these strategies may affect the gross returns of the Portfolio. These risks are fully discussed in the Portfolios’ prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	3

Historical Performance

HISTORICAL PERFORMANCE

TAX-MANAGED INTERNATIONAL PORTFOLIO

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein Blended Style Funds Tax-Managed International Portfolio
Class A	-14.22%	-6.30%

Class B	-14.54%	-6.99%

Class C	-14.52%	-6.99%

MSCI EAFE Index (net)	-10.50%	-2.70%

INTERNATIONAL PORTFOLIO

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein Blended Style Funds International Portfolio
Class A	-13.73%	-5.32%

Class B	-13.97%	-5.93%

Class C	-14.01%	-5.97%

MSCI EAFE Index (net)	-10.50%	-2.70%

See Historical Performance and Benchmark Disclosures on page 3.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-6.30%	-10.29%
Since Inception*	11.91%	10.74%

Class B Shares
1 Year	-6.99%	-10.28%
Since Inception*	11.12%	11.12%

Class C Shares
1 Year	-6.99%	-7.81%
Since Inception*	11.11%	11.11%

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2008)
		SEC Returns

Class A Shares
1 Year		-10.29%
Since Inception*		10.74%

Class B Shares
1 Year		-10.28%
Since Inception*		11.12%

Class C Shares
1 Year		-7.81%
Since Inception*		11.11%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.44%, 2.16% and 2.15% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 1.28%, 2.00% and 1.99% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend throughout the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	Inception Date: 1/30/04 for Class A, Class B and Class C shares.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	5

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2008)
Returns

Class A Shares
1 Year	-11.71%
Since Inception*	9.60%

Class B Shares
1 Year	-11.70%
Since Inception*	10.02%

Class C Shares
1 Year	-9.23%
Since Inception*	10.01%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2008)
Returns

Class A Shares
1 Year	-3.95%
Since Inception*	9.51%

Class B Shares
1 Year	-3.91%
Since Inception*	9.86%

Class C Shares
1 Year	-2.30%
Since Inception*	9.86%

*	Inception Date: 1/30/04 for Class A, Class B and Class C shares.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Historical Performance

INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-5.32%	-9.35%
Since Inception*	12.29%	11.12%

Class B Shares
1 Year	-5.93%	-9.26%
Since Inception*	11.50%	11.50%

Class C Shares
1 Year	-5.97%	-6.80%
Since Inception*	11.51%	11.51%

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2008)
		SEC Returns

Class A Shares
1 Year		-9.35%
Since Inception*		11.12%

Class B Shares
1 Year		-9.26%
Since Inception*		11.50%

Class C Shares
1 Year		-6.80%
Since Inception*		11.51%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.42%, 2.12% and 2.12% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	Inception Date: 1/30/04 for Class A, Class B and Class C shares.

See Historical Performance disclosures on page 3.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	7

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tax-Managed International Portfolio	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During Period*
Class A
Actual	$1,000	$857.78	$5.76
Hypothetical (5% return before expenses)	$1,000	$1,018.80	$6.26
Class B
Actual	$1,000	$854.55	$8.99
Hypothetical (5% return before expenses)	$1,000	$1,015.30	$9.77
Class C
Actual	$1,000	$854.79	$9.04
Hypothetical (5% return before expenses)	$1,000	$1,015.25	$9.82
*	Expenses are equal to each Class’ annualized expense ratios, of 1.24%, 1.94% and 1.95% respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(Fund Expenses continued on next page)

8	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Fund Expenses

FUND EXPENSES

(continued from previous page)

International Portfolio	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During Period*
Class A
Actual	$1,000	$862.72	$6.52
Hypothetical (5% return before expenses)	$1,000	$1,018.00	$7.06
Class B
Actual	$1,000	$860.26	$9.77
Hypothetical (5% return before expenses)	$1,000	$1,014.50	$10.58
Class C
Actual	$1,000	$859.95	$9.76
Hypothetical (5% return before expenses)	$1,000	$1,014.50	$10.58
*	Expenses are equal to each Class’ annualized expense ratios, of 1.40%, 2.10% and 2.10%, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	9

Fund Expenses

TAX-MANAGED INTERNATIONAL PORTFOLIO

PORTFOLIO SUMMARY

March 31, 2008 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $8,216.7

*	All data are as of March 31, 2008. The Portfolio’s sector and country breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

10	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio Summary

INTERNATIONAL PORTFOLIO

PORTFOLIO SUMMARY

March 31, 2008 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3,835.5

*	All data are as of March 31, 2008. The Portfolio’s sector and country breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	11

Portfolio Summary

TAX-MANAGED INTERNATIONAL PORTFOLIO

SCHEDULE OF INVESTMENTS

March 31, 2008 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.4%
Financials – 26.4%
Capital Markets – 5.5%
3i Group PLC	2,724,693	$44,891,081
Credit Suisse Group	1,389,000	70,724,911
Deutsche Bank AG	704,600	79,631,767
ICAP PLC	3,296,167	37,249,447
Julius Baer Holding AG	883,413	65,208,761
Macquarie Group Ltd.	655,088	31,622,527
Man Group PLC	11,117,641	122,381,537

		451,710,031

Commercial Banks – 10.6%
Banco Santander Central Hispano SA	1,044,257	20,803,642
Barclays PLC	8,550,000	77,135,604
BNP Paribas SA	770,000	77,640,768
Canadian Imperial Bank of Commerce/Canada	257,000	16,549,954
Credit Agricole SA	2,336,170	72,229,291
HBOS PLC	9,076,350	100,973,901
Mitsubishi UFJ Financial Group, Inc.	10,474,100	91,625,598
National Australia Bank Ltd.	689,021	19,055,240
National Bank of Greece SA	827,720	43,577,040
Royal Bank of Scotland Group PLC (London Virt-X)	13,679,841	91,643,779
Societe Generale(a)	167,490	16,116,681
Societe Generale	669,963	65,555,133
Standard Chartered PLC	2,827,358	96,683,325
Sumitomo Mitsui Financial Group, Inc.	11,715	77,820,513

		867,410,469

Consumer Finance – 0.7%
ORIX Corp.	434,910	59,981,157

Diversified Financial Services – 4.2%
Deutsche Boerse AG	806,033	129,905,566
Fortis (Euronext Amsterdam)	760,166	19,085,084
Fortis (Euronext Brussels)	3,118,666	78,363,142
ING Groep NV	3,157,863	118,057,795

		345,411,587

Insurance – 5.4%
Allianz SE	724,100	143,179,990
Assicurazioni Generali SpA	745,578	33,557,240
Aviva PLC	5,581,508	68,437,270
Fondiaria-Sai SpA (ordinary shares)	617,196	25,587,058
Fondiaria-Sai SpA (saving shares)	306,752	8,309,031
Friends Provident PLC	4,242,427	10,411,955
Muenchener Rueckversicherungs AG	429,100	84,084,798
Prudential Corp. PLC	1,538,700	20,316,009
QBE Insurance Group Ltd.	2,318,056	47,428,018

		441,311,369

12	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Schedule of Investments — Tax-Managed International Portfolio

Company	Shares	U.S. $ Value

Real Estate Management & Development – 0.0%
Leopalace21 Corp.	109,100	$1,769,028

		2,167,593,641

Materials – 16.4%
Chemicals – 5.3%
BASF SE	1,140,700	153,433,701
Bayer AG	1,283,995	102,843,193
Incitec Pivot Ltd.	288,099	37,249,255
Mitsubishi Chemical Holdings Corp.	5,673,000	37,784,424
Mitsui Chemicals, Inc.	5,848,000	39,208,355
Syngenta AG	202,598	59,187,900

		429,706,828

Construction Materials – 0.2%
Buzzi Unicem SpA	689,891	17,209,262

Metals & Mining – 10.0%
Anglo American PLC	1,286,073	77,089,066
Antofagasta PLC	613,400	8,540,156
ArcelorMittal (Euronext Amsterdam)	567,200	46,456,792
ArcelorMittal (Euronext Paris)	571,407	46,734,931
BHP Billiton PLC	1,870,868	55,104,310
Fortescue Metals Group Ltd.(a)	6,032,500	36,021,850
JFE Holdings, Inc.	1,990,700	89,045,549
Kazakhmys PLC	1,122,136	35,583,562
Nippon Steel Corp.	6,656,000	34,030,869
Rio Tinto PLC	1,573,528	163,531,193
Voestalpine AG	589,100	40,966,978
Xstrata PLC	2,716,560	190,270,899

		823,376,155

Paper & Forest Products – 0.9%
Stora Enso Oyj – Class R	2,464,400	28,498,178
Svenska Cellulosa AB – Class B	2,601,000	47,423,955

		75,922,133

		1,346,214,378

Energy – 10.6%
Energy Equipment & Services – 1.0%
Saipem SpA	507,600	20,577,713
Technip SA	541,815	42,205,660
WorleyParsons Ltd.	743,786	22,796,503

		85,579,876

Oil, Gas & Consumable Fuels – 9.6%
BG Group PLC	5,719,320	132,524,449
BP PLC	4,008,900	40,616,882
ENI SpA	2,550,940	86,832,087
Nippon Mining Holdings, Inc.	3,496,000	18,788,818
Petro – Canada	435,900	18,991,132
Repsol YPF SA	1,282,600	44,186,921

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	13

Schedule of Investments — Tax-Managed International Portfolio

Company	Shares	U.S. $ Value

Royal Dutch Shell PLC – Class B	387,899	$13,066,974
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	3,266,339	112,466,289
Royal Dutch Shell PLC – Class A	2,893,316	99,788,019
StatoilHydro ASA	2,224,100	66,725,113
Total SA	2,025,843	150,082,307

		784,068,991

		869,648,867

Industrials – 8.8%
Aerospace & Defense – 1.7%
BAE Systems PLC	14,058,220	135,561,895

Airlines – 1.0%
Air France – KLM	911,549	25,644,116
Deutsche Lufthansa AG	2,125,000	57,546,583

		83,190,699

Electrical Equipment – 1.6%
ABB Ltd.	4,757,910	128,235,932

Industrial Conglomerates – 0.5%
Siemens AG	387,553	42,030,430

Marine – 0.9%
Mitsui OSK Lines Ltd.	3,329,000	40,727,314
Nippon Yusen KK	3,912,000	37,092,612

		77,819,926

Trading Companies & Distributors – 3.1%
Mitsubishi Corp.	3,047,800	93,250,519
Mitsui & Co. Ltd.	7,858,000	161,250,954

		254,501,473

		721,340,355

Consumer Discretionary – 8.0%
Auto Components – 1.3%
Compagnie Generale des Etablissements Michelin – Class B	679,500	71,160,906
Denso Corp.	1,093,300	35,642,159

		106,803,065

Automobiles – 3.9%
Nissan Motor Co. Ltd.	11,391,900	95,507,354
Porsche Automobil Holding SE	419,250	76,602,560
Renault SA	858,500	95,027,545
Toyota Motor Corp.	1,090,600	55,105,638

		322,243,097

Household Durables – 1.4%
Persimmon PLC	1,433,000	21,763,531
Sharp Corp.	4,275,000	73,375,677
Taylor Wimpey PLC	5,036,868	18,747,223

		113,886,431

14	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Schedule of Investments — Tax-Managed International Portfolio

Company	Shares	U.S. $ Value

Media – 0.9%
Lagardere SCA	607,300	$45,509,755
SES Global (FDR)	1,501,035	31,721,356

		77,231,111

Specialty Retail – 0.5%
Esprit Holdings Ltd.	3,300,700	40,073,169

		660,236,873

Consumer Staples – 7.5%
Food & Staples Retailing – 1.4%
Koninklijke Ahold NV	4,791,080	71,122,024
Tesco PLC	5,364,823	40,432,514

		111,554,538

Food Products – 3.6%
Associated British Foods PLC	2,377,200	41,291,508
Nestle SA	340,928	170,410,245
Unilever PLC	2,471,170	83,585,720

		295,287,473

Household Products – 1.1%
Reckitt Benckiser PLC	1,634,844	90,657,868

Personal Products – 0.5%
L’Oreal SA	341,870	43,405,251

Tobacco – 0.9%
British American Tobacco PLC	2,008,481	75,438,305

		616,343,435

Utilities – 5.7%
Electric Utilities – 3.1%
E.ON AG	990,070	183,188,658
The Tokyo Electric Power Co. Inc	2,625,000	70,611,598

		253,800,256

Independent Power Producers & Energy Traders – 1.1%
Iberdrola Renovables(a)	3,462,875	24,109,513
International Power PLC	7,845,437	62,033,351

		86,142,864

Multi-Utilities – 1.5%
RWE AG	371,510	45,665,837
Suez SA	1,214,752	79,623,441

		125,289,278

		465,232,398

Telecommunication Services – 5.1%
Diversified Telecommunication Services – 2.7%
Deutsche Telekom AG – Class W	1,162,800	19,319,215
France Telecom SA	809,900	27,208,889

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	15

Schedule of Investments — Tax-Managed International Portfolio

Company	Shares	U.S. $ Value

Nippon Telegraph & Telephone Corp.	5,236	$22,680,250
Telefonica SA	5,330,018	153,142,033

		222,350,387

Wireless Telecommunication Services – 2.4%
Vodafone Group PLC	66,539,682	197,784,100

		420,134,487

Information Technology – 4.7%
Communications Equipment – 1.5%
Nokia OYJ	3,907,489	123,360,943

Computers & Peripherals – 2.1%
Fujitsu Ltd.	15,019,000	99,327,312
Toshiba Corp.	11,030,000	74,129,472

		173,456,784

Software – 1.1%
Nintendo Co. Ltd.	178,300	93,287,336

		390,105,063

Health Care – 4.2%
Biotechnology – 0.7%
CSL Ltd./Australia	1,568,397	53,166,102

Health Care Equipment & Supplies – 1.7%
Alcon, Inc.	349,400	49,702,150
Essilor International SA	926,498	60,550,729
Smith & Nephew PLC	2,295,890	30,402,891

		140,655,770

Pharmaceuticals – 1.8%
AstraZeneca PLC	495,700	18,593,717
GlaxoSmithKline PLC	1,568,800	33,183,582
Roche Holding AG	241,593	45,532,975
Sanofi-Aventis SA	706,698	53,004,318

		150,314,592

		344,136,464

Total Common Stocks (cost $7,459,180,223)		8,000,985,961

16	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Schedule of Investments — Tax-Managed International Portfolio

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.1%
Repurchase Agreements – 2.1%
State Street Bank & Trust Co. 1.00%, 3/31/2008 due 4/01/08 in the amount of $173,554,821 (collateralized by $153,345,000 U.S. Treasury Note, 2.00% due 1/15/16, value $177,023,272) (cost $173,550,000)	$ 173,550	$173,550,000

Total Investments – 99.5% (cost $7,632,730,223)(b)		8,174,535,961
Other assets less liabilities – 0.5%		42,146,035

Net Assets – 100.0%		$8,216,681,996

FINANCIAL FUTURES CONTRACTS

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Topix Index Futures	368	June 2008	$44,162,400	$44,873,997	$711,597

(a)	Non-income producing security.

(b)	At March 31, 2008, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $1,053,541,346 and gross unrealized depreciation of investments was $511,735,608, resulting in net unrealized appreciation of $541,805,738 (excluding foreign currency and futures transactions).

Glossary:

FDR – Fiduciary Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	17

Schedule of Investments — Tax-Managed International Portfolio

INTERNATIONAL PORTFOLIO

SCHEDULE OF INVESTMENTS

March 31, 2008 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.0%
Financials – 26.3%
Capital Markets – 5.6%
3i Group PLC	1,274,659	$21,000,832
Credit Suisse Group	666,600	33,941,847
Deutsche Bank AG	343,300	38,798,731
ICAP PLC	1,535,496	17,352,390
Julius Baer Holding AG	414,685	30,609,800
Macquarie Group Ltd.(a)	309,531	14,941,736
Man Group PLC	5,263,051	57,934,977

		214,580,313

Commercial Banks – 11.0%
Banco Santander Central Hispano SA	492,039	9,802,379
Barclays PLC	3,589,900	32,387,030
BNP Paribas SA	467,870	47,176,346
Canadian Imperial Bank of Commerce/Canada(a)	113,120	7,284,576
Credit Agricole SA	1,426,512	44,104,645
HBOS PLC	4,249,120	47,271,229
Mitsubishi UFJ Financial Group, Inc.	4,750,000	41,552,171
National Australia Bank Ltd.	329,321	9,107,547
National Bank of Greece SA	390,010	20,532,887
Royal Bank of Scotland Group PLC (London Virt-X)	5,879,033	39,384,727
Societe Generale(b)	74,312	7,150,653
Societe Generale	297,254	29,085,973
Standard Chartered PLC	1,327,875	45,407,539
Sumitomo Mitsui Financial Group, Inc.	5,882	39,073,005

		419,320,707

Consumer Finance – 0.7%
ORIX Corp.	187,400	25,845,506

Diversified Financial Services – 4.2%
Deutsche Boerse AG	381,574	61,496,969
Fortis (Euronext Amsterdam)	361,686	9,080,658
Fortis (Euronext Brussels)	1,449,278	36,416,204
ING Groep NV	1,455,900	54,429,323

		161,423,154

Insurance – 4.8%
Allianz SE	278,400	55,049,454
Assicurazioni Generali SpA	346,549	15,597,601
Aviva PLC	2,632,488	32,278,069
Fondiaria-Sai SpA (ordinary shares)	364,200	15,098,618
Fondiaria-Sai SpA (saving shares)	55,400	1,500,627
Muenchener Rueckversicherungs AG	199,600	39,112,854
Prudential Corp. PLC	721,779	9,529,907
QBE Insurance Group Ltd.	822,537	16,829,317

		184,996,447

18	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Schedule of Investments — International Portfolio

Company	Shares	U.S. $ Value

Real Estate Management & Development – 0.0%
Leopalace21 Corp.	41,300	$669,669

		1,006,835,796

Materials – 16.5%
Chemicals – 5.1%
BASF SE	532,300	71,598,807
Bayer AG	476,357	38,154,412
Incitec Pivot Ltd.	135,948	17,577,158
Mitsubishi Chemical Holdings Corp.	3,930,500	26,178,685
Mitsui Chemicals, Inc.	1,806,000	12,108,463
Syngenta AG	101,571	29,673,413

		195,290,938

Construction Materials – 0.2%
Buzzi Unicem SpA	321,900	8,029,763

Metals & Mining – 10.3%
Anglo American PLC	722,795	43,325,372
Antofagasta PLC	443,200	6,170,520
ArcelorMittal (Euronext Paris)	499,914	40,887,575
BHP Billiton PLC	1,003,702	29,562,912
Fortescue Metals Group Ltd.(b)	2,833,021	16,916,810
JFE Holdings, Inc.	869,900	38,911,299
Kazakhmys PLC	601,400	19,070,731
Nippon Steel Corp.	5,317,000	27,184,816
Rio Tinto PLC	719,857	74,812,189
Voestalpine AG	216,200	15,034,902
Xstrata PLC	1,160,399	81,275,643

		393,152,769

Paper & Forest Products – 0.9%
Stora Enso Oyj – Class R(a)	1,151,600	13,317,035
Svenska Cellulosa AB – Class B	1,209,300	22,049,131

		35,366,166

		631,839,636

Energy – 10.6%
Energy Equipment & Services – 1.0%
Saipem SpA	235,306	9,539,124
Technip SA	260,492	20,291,496
WorleyParsons Ltd.	347,030	10,636,218

		40,466,838

Oil, Gas & Consumable Fuels – 9.6%
BG Group PLC	2,685,526	62,227,302
BP PLC	1,867,900	18,924,961
ENI SpA	1,367,200	46,538,464
Nippon Mining Holdings, Inc.	1,680,000	9,028,951
Petro – Canada	197,700	8,613,322
Repsol YPF SA	479,200	16,508,945
Royal Dutch Shell PLC – Class A	898,369	30,983,986

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	19

Schedule of Investments — International Portfolio

Company	Shares	U.S. $ Value

Royal Dutch Shell PLC – Class B	728,096	$24,527,032
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	1,539,053	52,992,534
StatoilHydro ASA	864,750	25,943,321
Total SA	959,684	71,097,113

		367,385,931

		407,852,769

Industrials – 8.8%
Aerospace & Defense – 1.7%
BAE Systems PLC	6,474,431	62,432,238

Airlines – 1.0%
Air France – KLM	415,900	11,700,290
Deutsche Lufthansa AG	980,000	26,539,130

		38,239,420

Electrical Equipment – 1.6%
ABB Ltd.	2,247,426	60,572,976

Industrial Conglomerates – 0.5%
Siemens AG	185,838	20,154,278

Marine – 0.9%
Mitsui OSK Lines Ltd.	1,472,000	18,008,593
Nippon Yusen KK	1,824,000	17,294,715

		35,303,308

Trading Companies & Distributors – 3.1%
Mitsubishi Corp.	1,382,700	42,305,103
Mitsui & Co. Ltd.	3,754,000	77,034,370

		119,339,473

		336,041,693

Consumer Staples – 7.7%
Food & Staples Retailing – 1.5%
Koninklijke Ahold NV	2,494,400	37,028,557
Tesco PLC	2,561,966	19,308,507

		56,337,064

Food Products – 3.7%
Associated British Foods PLC	1,222,800	21,239,801
Nestle SA	161,394	80,671,553
Unilever PLC	1,182,699	40,004,025

		141,915,379

Household Products – 1.1%
Reckitt Benckiser PLC	769,570	42,675,372

Personal Products – 0.5%
L’Oreal SA	159,633	20,267,676

Tobacco – 0.9%
British American Tobacco PLC	939,874	35,301,555

		296,497,046

20	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Schedule of Investments — International Portfolio

Company	Shares	U.S. $ Value

Consumer Discretionary – 7.6%
Auto Components – 1.3%
Compagnie Generale des Etablissements Michelin – Class B	312,100	$32,684,796
Denso Corp.	540,400	17,617,326

		50,302,122

Automobiles – 3.8%
Nissan Motor Co. Ltd.	5,157,100	43,236,069
Porsche Automobil Holding SE	196,700	35,939,710
Renault SA	450,200	49,832,733
Toyota Motor Corp.	305,000	15,410,984

		144,419,496

Household Durables – 1.1%
Sharp Corp.	1,991,000	34,173,327
Taylor Wimpey PLC	2,315,011	8,616,471

		42,789,798

Media – 0.9%
Lagardere SCA	286,200	21,447,212
SES Global	704,212	14,882,105

		36,329,317

Specialty Retail – 0.5%
Esprit Holdings Ltd.	1,555,800	18,888,671

		292,729,404

Utilities – 5.8%
Electric Utilities – 3.1%
E.ON AG	463,109	85,687,190
The Tokyo Electric Power Co. Inc	1,340,900	36,069,749

		121,756,939

Independent Power Producers & Energy Traders – 1.1%
Iberdrola Renovables(b)	1,664,878	11,591,351
International Power PLC	3,771,902	29,824,179

		41,415,530

Multi-Utilities – 1.6%
RWE AG	191,960	23,595,634
Suez SA	568,960	37,293,664

		60,889,298

		224,061,767

Telecommunication Services – 5.5%
Diversified Telecommunication Services – 3.0%
Deutsche Telekom AG – Class W	543,500	9,029,922
France Telecom SA	572,800	19,243,427
Nippon Telegraph & Telephone Corp.	3,824	16,564,033
Telefonica SA	2,493,550	71,644,658

		116,482,040

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	21

Schedule of Investments — International Portfolio

Company	Shares	U.S. $ Value

Wireless Telecommunication Services – 2.5%
Vodafone Group PLC	31,777,535	$94,456,285

		210,938,325

Information Technology – 4.8%
Communications Equipment – 1.7%
Nokia OYJ	1,995,007	62,983,145

Computers & Peripherals – 2.0%
Fujitsu Ltd.	6,418,000	42,445,082
Toshiba Corp.	5,133,000	34,497,423

		76,942,505

Software – 1.1%
Nintendo Co. Ltd.	83,200	43,530,602

		183,456,252

Health Care – 4.4%
Biotechnology – 0.7%
CSL Ltd./Australia	730,602	24,766,217

Health Care Equipment & Supplies – 1.7%
Alcon, Inc.	156,900	22,319,025
Essilor International SA	437,636	28,601,442
Smith & Nephew PLC	1,076,380	14,253,760

		65,174,227

Pharmaceuticals – 2.0%
AstraZeneca PLC	231,700	8,691,072
GlaxoSmithKline PLC	843,500	17,841,886
Roche Holding AG	114,183	21,520,043
Sanofi-Aventis SA	390,379	29,279,512

		77,332,513

		167,272,957

Total Common Stocks (cost $3,445,375,731)		3,757,525,645

	Principal Amount (000)
SHORT-TERM INVESTMENTS – 1.9%
Repurchase Agreements – 1.9%
State Street Bank & Trust Co. 1.00%, 3/31/2008 due 4/01/2008 in the amount of $71,446,985 (collateralized by $62,205,000 U.S. Treasury Note, 1.875% due 7/15/15, value $72,877,426) (cost $71,445,000)	$71,445	71,445,000

Total Investments Before Security Lending Collateral – 99.9% (cost $3,516,820,731)		3,828,970,645

22	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Schedule of Investments — International Portfolio

Company	Principal Amount (000)	U.S. $ Value

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.3%
Short Terms – 0.3%
Deutsche Bank AG 2.25%, 4/01/08	$1,992	$1,992,000
Deutsche Bank, 1.39%, 3/31/2008 due 4/01/08 in the amount of $2,300,089 (collateralized by $2,267,000 U.S. Treasury Note, 4.375%, due 11/15/08, value $2,345,773)	2,300	2,300,000
Lehman Brothers, 1.15%, 3/31/2008 due 4/01/08 in the amount of $2,300,073 (collateralized by $1,790,000 U.S. Treasury Bond, 6.50%, due 11/15/26, value $2,346,000)	$2,300	2,300,000
Merrill Lynch, 1.05%, 3/31/2008 due 4/01/08 in the amount of $2,300,067 (collateralized by $1,591,000 U.S. Treasury Bond, 8.75%, due 8/15/20, value $2,355,483)	2,300	2,300,000
Morgan Stanley, 1.30%, 3/31/2008 due 4/01/08 in the amount of $2,300,083 (collateralized by $1,745,000 U.S. Treasury Inflation Index, 3.875%, due 1/15/09, value $2,347,278)	2,300	2,300,000
RBS Greenwich, 1.35%, 3/31//2008 due 4/01/08 in the amount of $2,300,086 (collateralized by $1,992,000 U.S. Treasury Bond, 13.25%, due 5/15/14, value $2,346,876)	2,300	2,300,000

Total Investment of Cash Collateral for Securities Loaned (cost $13,492,000)		13,492,000

Total Investments – 100.2% (cost $3,530,312,731)(c)		3,842,462,645
Other assets less liabilities – (0.2)%		(7,009,113)

Net Assets – 100.0%		$3,835,453,532

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	23

Schedule of Investments — International Portfolio

FINANCIAL FUTURES CONTRACTS

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
FTSE 100 Index Futures	181	June 2008	$19,833,803	$20,506,175	$672,372

(a)	Represents entire or partial securities out on loan. See Note I of notes to financial statements for securities lending information.

(b)	Non-income producing security.

(c)	At March 31, 2008, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $539,448,143 and gross unrealized depreciation of investments was $227,298,229, resulting in net unrealized appreciation of $312,149,914 (excluding foreign currency and futures transactions).

Glossary:

FDR – Fiduciary Depositary Receipt

See notes to financial statements.

24	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Schedule of Investments — International Portfolio

STATEMENTS OF ASSETS & LIABILITIES

March 31, 2008 (unaudited)

	Tax-Managed International Portfolio		International Portfolio
Assets
Investments in securities at value (including investments of cash collateral for securities loaned of: International $13,492,000)	$8,174,535,961		$3,842,462,645	(a)
Foreign currency at value(b)	20,196,198	(c)	8,171,952	(c)
Cash in bank	321		948
Receivables:
Interest	4,821		1,985
Dividends	44,719,407		20,756,600
Investment securities sold and foreign currency transactions	7,099		– 0	–
Foreign withholding tax reclaims	6,191,443		1,806,242
Capital shares sold	15,312,129		7,801,618

Total assets	8,260,967,379		3,881,001,990

Liabilities
Payable for collateral on securities lending at value	– 0	–	13,492,000
Payables:
Investment securities purchased and foreign currency transactions	28,790,465		9,688,436
Capital shares redeemed	5,966,664		18,235,783
Management fee	5,643,619		2,817,313
Shareholder servicing fee	1,720,444		792,756
Distribution fee	5,393		35,170
Transfer Agent fee	833		7,387
Margin owed to broker on futures contracts	1,227,637		15,696
Accrued expenses	930,328		463,917

Total liabilities	44,285,383		45,548,458

Net Assets	$8,216,681,996		$3,835,453,532

Cost of investments (including cash collateral on securities loaned)	$7,632,730,223		$3,530,312,731

Net Assets Consist of:
Capital stock, at par*	$366,475		$171,936
Additional paid-in capital	7,151,170,026		3,502,517,776
Undistributed net investment income	32,390,998		12,678,709
Accumulated net realized gain on investment and foreign currency transactions	488,742,321		6,984,717
Unrealized appreciation/(depreciation) of:
Investments and futures transactions	542,517,335		312,822,286
Foreign currency denominated assets and liabilities	1,494,841		278,108

	$8,216,681,996		$3,835,453,532

(a)	Includes securities on loan with a value of $26,017,000.

(b)	Cost: $19,689,554 and $8,151,231, respectively. (Note1)

(c)	Amounts equivalent to U.S. $2,104,334 and $1,436,887, respectively, have been segregated to collateralize margin requirements for the open futures contracts at March 31, 2008.

*	The Sanford C Bernstein Fund, Inc., has authorized 8.4 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	25

Statements of Assets & Liabilities

	Tax-Managed International Portfolio	International Portfolio
Calculation of Maximum Offering Price

Tax-Managed International Class Shares
Net Assets	$8,206,527,262
Shares of capital stock outstanding	366,014,417

Net asset value, offering and redemption price per share	$22.42

International Class Shares
Net Assets		$3,761,334,850
Shares of capital stock outstanding		168,574,644

Net asset value and offering price per share		$22.31

Class A Shares
Net Assets	$5,551,648	$44,797,771
Shares of capital stock outstanding	249,464	2,022,117

Net asset value and redemption price per share	$22.25	$22.15
Sales charge — 4.25% of public offering price	0.99	0.98

Maximum offering price	$23.24	$23.13

Class B Shares
Net Assets	$588,768	$4,509,518
Shares of capital stock outstanding	26,932	206,051

Net asset value and offering price per share	$21.86	$21.89

Class C Shares
Net Assets	$4,014,318	$24,811,393
Shares of capital stock outstanding	183,717	1,132,921

Net asset value and offering price per share	$21.85	$21.90

See notes to financial statements.

26	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Statements of Assets & Liabilities

STATEMENTS OF OPERATIONS

Six Months Ended March 31, 2008 (unaudited)

Tax-Managed International Portfolio	International Portfolio
Investment Income
Income:
Interest	$2,141,728	$1,135,392
Dividends (net of foreign withholding taxes of $4,786,603 and $2,006,038, respectively)	98,219,154	44,478,009

Total income	100,360,882	45,613,401

Expenses:
Management fee (see Note 2A)	35,452,126	17,813,205
Shareholder servicing fee	10,976,589	5,041,476
Custodian fee	1,853,902	931,518
Transfer Agent fee—Non-Retail Class	186,739	120,100
Transfer Agent fee—Class A	5,160	26,912
Transfer Agent fee—Class B	483	3,262
Transfer Agent fee—Class C	3,357	16,841
Distribution fees—Class A	10,082	65,564
Distribution fees—Class B	3,217	26,696
Distribution fees—Class C	21,626	136,610
Registration fees	130,226	75,288
Auditing and tax fees	115,794	48,863
Directors’ fees and expenses	112,002	48,025
Legal fees	72,750	36,104
Printing fees	44,230	43,733
Miscellaneous	118,181	60,440

Total expenses	49,106,464	24,494,637
Less: expenses waived by the Transfer Agent	(8,876)	– 0	–
Less: expense offset arrangement	(276)	(2,211)

Net expenses	49,097,312	24,492,426

Net investment income	51,263,570	21,120,975

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	522,029,157	33,552,633
Futures transactions	(14,036,699)	(940,704)
Foreign currency transactions	2,203,894	(392,027)

Net realized gain on investment and foreign currency transactions	510,196,352	32,219,902

Net increase (decrease) in unrealized appreciation/(depreciation) of:
Investments and futures	(1,908,162,076)	(654,233,936)
Foreign currency denominated assets and liabilities	1,105,346	240,206

Net decrease in unrealized appreciation/(depreciation) of investments and foreign currency denominated assets and liabilities	(1,907,056,730)	(653,993,730)

Net realized and unrealized loss on investment and foreign currency transactions	(1,396,860,378)	(621,773,828)

Contribution from Adviser (see Note 2A)	– 0	–	– 0	–

Net decrease in net assets resulting from operations	$(1,345,596,808)	$(600,652,853)

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	27

Statements of Operations

STATEMENTS OF CHANGES IN NET ASSETS

Tax-Managed International Portfolio
Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007
Increase (Decrease) in Net Assets from Operations:
Net investment income	$51,263,570	$144,048,872
Net realized gain (loss) on investment and foreign currency transactions	510,196,352	956,776,501
Increase (decrease) in unrealized appreciation/(depreciation) of investments and foreign currency denominated assets and liabilities	(1,907,056,730)	736,273,937
Contribution from Adviser (see Note 2A)	– 0	–	445

Net increase (decrease) in net assets resulting from operations	(1,345,596,808)	1,837,099,755

Dividends and Distributions to Shareholders:
Dividends from net investment income
Tax-Managed International Shares	(133,317,975)	(134,069,445)
Class A	(103,566)	(55,675)
Class B	(5,643)	(8,042)
Class C	(38,068)	(40,057)
Distributions from net realized gain on investment transactions
Tax-Managed International Shares	(956,375,076)	(872,942,823)
Class A	(766,643)	(408,843)
Class B	(72,608)	(66,630)
Class C	(489,815)	(331,886)

Total dividends and distributions to shareholders	(1,091,169,394)	(1,007,923,401)

Capital-share Transactions
Net proceeds from sales of shares	670,844,072	1,382,327,603
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	982,904,544	855,062,898

Total proceeds from shares sold	1,653,748,616	2,237,390,501
Cost of shares redeemed	(505,552,987)	(1,080,537,345)

Increase (decrease) in net assets from capital-share transactions	1,148,195,629	1,156,853,156

Net increase (decrease) in net assets	(1,288,570,573)	1,986,029,510
Net Assets:
Beginning of period	9,505,252,569	7,519,223,059

End of period(a)	$8,216,681,996	$9,505,252,569

(a) Includes undistributed net investment income/(excess distributions) of:	$32,390,998	$114,592,680

See notes to financial statements.

28	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Statements of Changes in Net Assets

STATEMENTS OF CHANGES IN NET ASSETS

International Portfolio
Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007
Increase (Decrease) in Net Assets from Operations:
Net investment income	$21,120,975	$66,290,891
Net realized gain (loss) on investment and foreign currency transactions	32,219,902	495,535,110
Increase (decrease) in unrealized appreciation/(depreciation) of investments and foreign currency denominated assets and liabilities	(653,993,730)	295,022,139
Contribution from Adviser (see Note 2A)	– 0	–	237,063

Net increase (decrease) in net assets resulting from operations	(600,652,853)	857,085,203

Dividends and Distributions to Shareholders:
Dividends from net investment income
International Class Shares	(63,574,349)	(66,986,211)
Class A	(588,382)	(603,506)
Class B	(41,535)	(64,870)
Class C	(208,597)	(227,993)
Distributions from net realized gain on investment transactions
International Class Shares	(449,003,057)	(420,459,577)
Class A	(4,801,701)	(4,351,707)
Class B	(625,906)	(626,831)
Class C	(3,143,422)	(2,203,054)

Total dividends and distributions to shareholders	(521,986,949)	(495,523,749)

Capital-share Transactions
Net proceeds from sales of shares	343,416,131	682,895,660
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	516,014,375	492,634,247

Total proceeds from shares sold	859,430,506	1,175,529,907
Cost of shares redeemed	(301,733,623)	(589,899,670)

Increase (decrease) in net assets from capital-share transactions	557,696,883	585,630,237

Net increase (decrease) in net assets	(564,942,919)	947,191,691
Net Assets:
Beginning of period	4,400,396,451	3,453,204,760

End of period(a)	$3,835,453,532	$4,400,396,451

(a) Includes undistributed net investment income/(excess distributions) of:	$12,678,709	$55,970,597

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	29

Statements of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2008 (unaudited)

NOTE 1.

Organization and Significant Accounting Policies

The shares of AllianceBernstein Tax-Managed International Portfolio and International Portfolio are offered through the Tax-Managed International Portfolio and International Portfolio (the “Portfolios”), respectively, of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company incorporated in Maryland on May 4, 1988. The Fund is currently comprised of 12 series each with its own investment objectives. The Tax-Managed International and International Portfolios commenced offering of Class A, B and C shares on January 30, 2004 in addition to the existing Tax-Managed International and International Class shares, respectively. Collectively, the Class A, B and C shares are referred to as the “AllianceBernstein International Retail Class shares”. These financial statements include only the retail classes of the Tax-Managed International and International Portfolios. The financial highlights of the Tax-Managed International and International Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange or on a foreign securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the

30	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 12:00 p.m., Eastern time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	31

Notes to Financial Statements

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year.

The Portfolios invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

C. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortizes premiums and accretes discounts as adjustments to interest income.

D. Futures Contracts

Upon entering into a futures contract, a Portfolio is required to deposit cash or to pledge securities and maintain as collateral an initial margin with the broker equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments, which are dependent on the daily fluctuations in the market value of the underlying index or security, are made or received by the Portfolio each day (daily variation margin) or at other intervals as is required. The aggregate of these payments or receipts through the expiration of the futures contract is recorded for book purposes as unrealized gains or losses by the Portfolio. If the Portfolio enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed.

E. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains, and net unrealized appreciation/depreciation as such income and/or gains are earned.

32	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

F. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

G. Distribution of Income and Gains

Dividends from net investment income and distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying financial statements. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

H. Class Allocation

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

I. Securities Lending

Each Portfolio may enter into securities lending transactions. By lending its portfolio securities, a Portfolio attempts to increase its income through the interest earned on the loan. It is the policy of each Portfolio to receive collateral consisting of cash or U.S. government securities in an amount at least equal to the value of the securities loaned. Under the terms of the securities lending agreement, security voting rights pass to the borrower, although the Portfolio can at will terminate a loan and regain the right to vote. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that collateral levels are maintained. Cash collateral received is invested by the securities lending agent in liquid short-term investments such as repurchase

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	33

Notes to Financial Statements

agreements and overnight time deposits pursuant to investment guidelines set forth by the Fund. Cash collateral received is recorded as an asset as well as a corresponding liability in the statements of assets and liabilities. At March 31, 2008, the International Portfolio had securities on loan with a value of $26,017,000 and had received collateral of $31,855,303, of which $13,492,000 was cash collateral and $18,363,303 was collateral in the form of U.S. government securities. The International Portfolio earned $396,354 from securities lending transactions for the six months ended March 31, 2008. The amount is reflected in the statement of operations as a component of interest income.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

The Tax-Managed International Portfolio pays the Adviser an investment management fee at an annual rate of up to .925% of the first $1 billion, .85% of the next $3 billion, .80% of the next $2 billion, .75% of the next $2 billion, .65% of the next $2 billion and .60% in excess of $10 billion of the average daily net assets of the Portfolio. The International Portfolio pays the Adviser an investment management fee at an annual rate of up to .925% of the first $1 billion, .85% of the next $3 billion, .80% of the next $2 billion, .75% of the next $2 billion and .65% in excess of $8 billion of the average daily net assets of the Portfolios.

Prior to November 1, 2007, each of the Portfolios paid the Adviser an investment management fee at an annual rate of up to .925% of the first $1 billion, .85% of the next $3 billion, .80% of the next $2 billion, .75% of the next $2 billion and .65% in excess of $8 billion of the average daily net assets of the Portfolios.

During the year ended September 30, 2007, the Adviser reimbursed the Tax-Managed International Portfolio and the International Portfolio $445 and $237,063, respectively for trading losses incurred due to trade entry errors.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services,

34	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

sub-accounting services and/or networking services. For the six months ended March 31, 2008, the compensation retained by ABIS amounted to $2,527 and $21,820 for the Tax-Managed International and International Portfolios, respectively. During the period, ABIS voluntarily agreed to waive a portion of its fees for such services for the Tax-Managed International Portfolio. Such waiver amounted to $8,876 for the six months ended March 31, 2008.

For the six months ended March 31, 2008, the expenses for the Retail Classes of Tax-Managed International Portfolio and the International Portfolio, were reduced under an expense offset arrangement with ABIS by $276 and $2,211, respectively.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Tax-Managed International and International Class shares of the Portfolios. Under the agreement, the fee paid by the Tax-Managed International and International Class shares to the Adviser for services under this agreement is an annual rate of .25 of 1% of the average daily net assets of each Portfolio during the month.

C. Distribution Arrangements—Tax-Managed International and International Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Tax-Managed International and International Class shares of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Tax-Managed International and International Class shares of the Portfolios. This agreement does not apply to the AllianceBernstein International Retail Class shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly-owned subsidiary of the Adviser.

D. Distribution Arrangements—AllianceBernstein International Retail Classes

The AllianceBernstein International Retail Class shares of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each such class pays distribution services fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	35

Notes to Financial Statements

AllianceBernstein Investment Research and Management, Inc.), (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A shares and 1% of the Class B and Class C shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

	Class B	Class C
Tax-Managed International	$215,116	$995,079
International	22,228	1,144,042

While such cost may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s Class A, B and C shares.

E. Other Transactions with Affiliates

Class A shares of the Portfolios are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the six months ended March 31, 2008 as follows:

	Front-End Sales Charges Class A	Contingent Deferred Sales Charges
		Class A		Class B	Class C
Tax-Managed International	$489	$–0	–	$70	$228
International	2,193	6,074		2,859	2,157
For the six months ended March 31, 2008, neither Portfolio paid brokerage commissions to Sanford C. Bernstein & Co., LLC. The Tax-Managed International Portfolio paid commissions to Sanford C. Bernstein & Co., Ltd., in the amount of $51,006.

36	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

NOTE 3.

Investment Security Transactions

Purchases and Sales

For the period from October 1, 2007 through March 31, 2008, the Portfolios had purchase and sale transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities	Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
Tax-Managed International	$3,077,518,876	$–0–	$2,968,730,752	$–0–
International	1,179,951,298	–0–	1,123,387,884	–0–

NOTE 4.

Risks Involved in Investing in the Portfolios

Foreign Securities Risk — Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. In addition, national policies may restrict investment opportunities.

In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

Indemnification Risk — In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote.

NOTE 5.

Risks Involved in Futures and Foreign Currency Exchange Contracts

Portfolios may purchase or sell financial futures contracts for the purpose of hedging their portfolios against adverse effects of anticipated movements in the market. Financial futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. dollars of a foreign currency. The contract amounts reflect the extent of each Portfolio’s involvement in these financial instruments. To the extent that

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	37

Notes to Financial Statements

the Portfolios enter into short futures, losses may be unlimited. A Portfolio’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolios’ activities in futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks.

The Portfolios may enter into forward currency exchange contracts in order to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings. Foreign currency exchange contracts involve elements of market risk in excess of the amount reflected in the statements of assets and liabilities. A Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the foreign currency contract. In addition, a Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

NOTE 6.

Capital-Share Transactions

As of March 31, 2008, the Fund has authorized 8.4 billion shares of common stock, par value $0.001 per share, of which 8.1 billion are divided into 12 Portfolios. It has allocated 1.2 billion to the Tax-Managed International Portfolio, of which 600 million is allocated to the Tax-Managed International Class Shares and 200 million each to Class A, Class B and Class C shares. The Fund has also allocated 1.4 billion to the International Portfolio, of which 600 million is allocated to the International Class Shares, 200 million each to Class A, Class B and Class C shares and 200 million to the retirement class of shares (which is not currently being offered). Share transactions for the Portfolios for the six months ended March 31, 2008 and for the year ended September 30, 2007, were as follows:

	TAX-MANAGED INTERNATIONAL PORTFOLIO

	Shares		Amount
	Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30, 2007

Tax-Managed International Class Share
Shares sold	27,325,631	50,053,228	$668,340,634	$1,375,691,909

Shares issued to shareholders on reinvestment of dividends and distributions	38,760,847	32,867,600	981,812,973	854,229,426

Shares redeemed	(20,287,675)	(38,916,688)	(502,685,344)	(1,078,509,208)

Net increase	45,798,803	44,004,140	1,147,468,263	1,151,412,127

Beginning of period	320,215,614	276,211,474	5,992,434,308	4,841,022,181

End of period	366,014,417	320,215,614	$7,139,902,571	$5,992,434,308

38	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

	TAX-MANAGED INTERNATIONAL PORTFOLIO

	Shares		Amount
	Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30, 2007

Tax-Managed International Class A Shares
Shares sold	66,410	149,877	$1,659,158	$4,168,641

Shares issued to shareholders on reinvestment of dividends and distributions	32,583	17,282	819,132	446,560

Shares converted from Class B	826	1,581	18,783	44,840

Shares redeemed	(99,055)	(43,654)	(2,349,417)	(1,186,181)

Net increase	764	125,086	147,656	3,473,860

Beginning of period	248,700	123,614	6,154,297	2,680,437

End of period	249,464	248,700	$6,301,953	$6,154,297

Tax-Managed International Class B Shares
Shares sold	4,886	8,600	$125,721	$233,299

Shares issued to shareholders on reinvestment of dividends and distributions	1,651	2,079	40,866	53,078

Shares converted to Class A	(840)	(1,606)	(18,783)	(44,840)

Shares redeemed	(1,137)	(8,141)	(25,485)	(216,413)

Net increase	4,560	932	122,319	25,124

Beginning of period	22,372	21,440	535,173	510,049

End of period	26,932	22,372	$657,492	$535,173

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	39

Notes to Financial Statements

	TAX-MANAGED INTERNATIONAL PORTFOLIO

	Shares		Amount
	Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30, 2007
Tax-Managed International Class C Shares
Shares sold	29,442	80,287	$699,776	$2,188,914

Shares issued to shareholders on reinvestment of dividends and distributions	9,360	13,087	231,573	333,834

Shares redeemed	(20,252)	(21,040)	(473,958)	(580,703)

Net increase	18,550	72,334	457,391	1,942,045

Beginning of period	165,167	92,833	4,217,094	2,275,049

End of period	183,717	165,167	$4,674,485	$4,217,094

	INTERNATIONAL PORTFOLIO

	Shares		Amount
	Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30, 2007

International Class Share
Shares sold	12,869,840	23,779,209	$323,457,447	$650,524,360

Shares issued to shareholders on reinvestment of dividends and distributions	20,129,548	18,910,840	508,472,379	485,062,963

Shares redeemed	(11,319,202)	(20,862,748)	(284,031,677)	(573,189,338)

Net increase	21,680,186	21,827,301	547,898,149	562,397,985

Beginning of period	146,894,458	125,067,157	2,878,479,176	2,316,081,191

End of period	168,574,644	146,894,458	$3,426,377,325	$2,878,479,176

40	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

	INTERNATIONAL PORTFOLIO

	Shares		Amount
	Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30, 2007
International Class A Shares
Shares sold	644,040	637,589	$15,146,929	$17,359,414

Shares issued to shareholders on reinvestment of dividends and distributions	184,339	180,038	4,626,894	4,592,765

Shares converted from Class B	14,953	32,631	365,356	890,529

Shares redeemed	(526,782)	(426,027)	(13,433,747)	(11,565,679)

Net increase	316,550	424,231	6,705,432	11,277,029

Beginning of period	1,705,567	1,281,336	38,213,433	26,936,404

End of period	2,022,117	1,705,567	$44,918,865	$38,213,433

International Class B Shares
Shares sold	23,809	72,041	$616,358	$1,940,158

Shares issued to shareholders on reinvestment of dividends and distributions	21,833	25,688	542,548	650,164

Shares converted to Class A	(15,134)	(33,001)	(365,356)	(890,529)

Shares redeemed	(27,090)	(36,430)	(631,790)	(972,085)

Net increase	3,418	28,298	161,760	727,708

Beginning of period	202,633	174,335	4,471,320	3,743,612

End of period	206,051	202,633	$4,633,080	$4,471,320

International Class C Shares
Shares sold	153,116	452,741	$3,830,041	$12,181,199

Shares issued to shareholders on reinvestment of dividends and distributions	95,398	91,958	2,372,554	2,328,355

Shares redeemed	(135,618)	(122,248)	(3,271,053)	(3,282,039)

Net increase	112,896	422,451	2,931,542	11,227,515

Beginning of period	1,020,025	597,574	23,774,354	12,546,839

End of period	1,132,921	1,020,025	$26,705,896	$23,774,354

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	41

Notes to Financial Statements

NOTE 7.

Distributions to Shareholders

The tax character of distributions to be paid for the year ended September 30, 2008 will be determined at the end of the current fiscal year.

The tax character of the distributions paid during the fiscal years ended September 30, 2007 and September 30, 2005, were as follows:

Tax-Managed International	2007	2006
Distributions paid from:
Ordinary income	$143,559,477	$108,857,259
Net long-term capital gains	864,363,924	320,921,115

Total distributions paid	$1,007,923,401	$429,778,374

International	2007	2006
Distributions paid from:
Ordinary income	$67,882,580	$37,507,967
Net long-term capital gains	427,641,169	–0–

Total distributions paid	$495,523,749	$37,507,967

As of September 30, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Ordinary Income	Long-Term Capital Gain	Accumulated Capital and Other Gains (Losses)(a)	Unrealized Appreciation(b)	Total Accumulated Earnings(c)
Tax-Managed International	$135,672,658	$953,494,425	$–0–	$2,412,744,614	$3,501,911,697
International	64,412,819	429,043,061	–0–	962,760,678	1,456,216,558

(a)	Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended September 30, 2007, the Tax-Managed International Portfolio and International Portfolio deferred to October 1, 2007 post-October currency losses of $0 and $812,936, respectively.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and mark to market on passive foreign investment companies.

(c)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to post-October loss deferrals.

NOTE 8.

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe

42	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	43

Notes to Financial Statements

NOTE 9.

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On March 31, 2008, the Portfolios implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

NOTE 10.

Subsequent Event

On April 10, 2008, the Board of Directors of the Fund approved an increase in the number of authorized shares of the Diversified Municipal Class of the Diversified Municipal Portfolio in the amount of 400 million and an increase in the number of authorized shares of the New York Municipal Class of the New York Municipal Portfolio in the amount of 200 million. Accordingly, as of April 23, 2008, the Fund has authorized 9 billion shares of common stock, par value $0.001 per share, of which 8.7 billion are divided into 12 Portfolios.

44	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class A
Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30,	January 30, 2004(a) to September 30, 2004
2007	2006	2005

Net asset value, beginning of period	$ 29.45	$ 27.03	$ 24.61	$ 20.38	$ 19.74

Income From Investment Operations
Investment income, net(b)(c)	.13	.47	.40	.27	.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.92)	5.55	3.76	4.40	.55
Contribution from Adviser	– 0	–	.00	(d)	.00	(d)	– 0	–	– 0	–

Total from investment operations	(3.79)	6.02	4.16	4.67	.64

Less: Dividends and Distributions
Dividends from taxable net investment income	(.41)	(.43)	(.31)	(.16)	– 0	–
Distributions from net realized gain on investment transactions	(3.00)	(3.17)	(1.43)	(.28)	– 0	–

Total dividends and distributions	(3.41)	(3.60)	(1.74)	(.44)	– 0	–

Net asset value, end of period	$ 22.25	$ 29.45	$ 27.03	$ 24.61	$ 20.38

Total return(e)	(14.22	) %	24.11%	17.97%	23.24%	3.24%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$5,552	$7,325	$3,341	$2,677	$133
Average net assets (000 omitted)	$6,722	$4,865	$3,647	$1,136	$65
Ratio of expenses to average net assets, net of waiver	1.24	%*	1.28%	1.36	%(f)	1.57%	1.59	%*
Ratio of expenses to average net assets, before waiver	1.40	%*	1.44%	1.66	%(f)	2.61%	11.01	%*
Ratio of net investment income to average net assets(b)	1.03	%*	1.69%	1.52	%(f)	1.22%	.77	%*
Portfolio turnover rate	34%	52%	67%	53%	71%

See footnote summary on page 50.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	45

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class B
Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30,	January 30, 2004(a) to September 30, 2004
2007	2006	2005

Net asset value, beginning of period	$ 28.92	$ 26.73	$ 24.39	$ 20.29	$ 19.74

Income From Investment Operations
Investment income, net(b)(c)	.04	.23	.25	.12	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.87)	5.51	3.69	4.36	.53
Contribution from Adviser	– 0	–	.00	(d)	.00	(d)	– 0	–	– 0	–

Total from investment operations	(3.83)	5.74	3.94	4.48	.55

Less: Dividends and Distributions
Dividends from taxable net investment income	(.23)	(.38)	(.17)	(.10)	– 0	–
Distributions from net realized gain on investment transactions	(3.00)	(3.17)	(1.43)	(.28)	– 0	–

Total dividends and distributions	(3.23)	(3.55)	(1.60)	(.38)	– 0	–

Net asset value, end of period	$ 21.86	$ 28.92	$ 26.73	$ 24.39	$ 20.29

Total return(e)	(14.54	) %	23.23%	17.14%	22.37%	2.79%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$589	$647	$573	$179	$55
Average net assets (000 omitted)	$643	$613	$372	$128	$29
Ratio of expenses to average net assets, net of waiver	1.94	%*	2.00%	2.07	%(f)	2.27%	2.26	%*
Ratio of expenses to average net assets, before waiver	2.09	%*	2.16%	2.37	%(f)	3.31%	11.67	%*
Ratio of net investment income to average net assets(b)	.34	%*	.84%	.95	%(f)	.52%	.21	%*
Portfolio turnover rate	34%	52%	67%	53%	71%

See footnote summary on page 50.

46	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class C
Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30,	January 30, 2004(a) to September 30, 2004
2007	2006	2005

Net asset value, beginning of period	$ 28.90	$ 26.71	$ 24.37	$ 20.28	$ 19.74

Income From Investment Operations
Investment income, net(b)(c)	.04	.26	.20	.10	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.86)	5.48	3.74	4.37	.53
Contribution from Adviser	– 0	–	.00	(d)	.00	(d)	– 0	–	– 0	–

Total from investment operations	(3.82)	5.74	3.94	4.47	.54

Less: Dividends and Distributions
Dividends from taxable net investment income	(.23)	(.38)	(.17)	(.10)	– 0	–
Distributions from net realized gain on investment transactions	(3.00)	(3.17)	(1.43)	(.28)	– 0	–

Total dividends and distributions	(3.23)	(3.55)	(1.60)	(.38)	– 0	–

Net asset value, end of period	$ 21.85	$ 28.90	$ 26.71	$ 24.37	$ 20.28

Total return(e)	(14.52	) %	23.24%	17.16%	22.33%	2.74%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$4,014	$4,773	$2,480	$678	$166
Average net assets (000 omitted)	$4,325	$3,687	$1,310	$446	$96
Ratio of expenses to average net assets, net of waiver	1.95	%*	1.99%	2.07	%(f)	2.27%	2.29	%*
Ratio of expenses to average net assets, before waiver	2.10	%*	2.15%	2.37	%(f)	3.31%	11.70	%*
Ratio of net investment income to average net assets(b)	.34	%*	.95%	.82	%(f)	.46%	.09	%*
Portfolio turnover rate	34%	52%	67%	53%	71%

See footnote summary on page 50.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	47

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	International Portfolio
	Class A
	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30,					January 30, 2004(a) to September 30, 2004
			2007	2006		2005

Net asset value, beginning of period	$ 29.17		$ 26.99	$ 23.18		$ 18.91		$ 18.21

Income From Investment Operations
Investment income, net(c)	.11		.40	.30	(b)	.19	(b)	.10	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.72)		5.60	3.80		4.23		.60
Contribution from Adviser	– 0	–	.00 (d)	– 0	–	– 0	–	– 0	–

Total from investment operations	(3.61)		6.00	4.10		4.42		.70

Less: Dividends and Distributions
Dividends from taxable net investment income	(.37)		(.47)	(.29)		(.15)		– 0	–
Distributions from net realized gain on investment transactions	(3.04)		(3.35)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(3.41)		(3.82)	(.29)		(.15)		– 0	–

Net asset value, end of period	$ 22.15		$ 29.17	$ 26.99		$ 23.18		$ 18.91

Total return(e)	(13.73	) %	24.25%	17.89%		23.51%		3.84%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$44,798		$49,745	$34,589		$28,354		$3,123
Average net assets (000 omitted)	$43,709		$40,926	$30,416		$11,570		$1,711
Ratio of expenses to average net assets, net of waiver	1.40	%*	1.42%	1.53	%(f)	1.62%		1.65	%*
Ratio of expenses to average net assets, before waiver	1.40	%*	1.42%	1.53	%(f)	1.64%		1.93	%*
Ratio of net investment income to average net assets	.86	%*	1.47%	1.18	%(b)(f)	.95	%(b)	.89	%*(b)
Portfolio turnover rate	27%		59%	73%		61%		92%

See footnote summary on page 50.

48	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	International Portfolio
	Class B
	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30,					January 30, 2004(a) to September 30, 2004
			2007	2006		2005

Net asset value, beginning of period	$ 28.77		$ 26.74	$ 22.94		$ 18.81		$ 18.21

Income From Investment Operations
Investment income, net(c)	.01		.21	.16	(b)	.09	(b)	.03	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.65)		5.52	3.75		4.15		.57
Contribution from Adviser	– 0	–	.00 (d)	– 0	–	– 0	–	– 0	–

Total from investment operations	(3.64)		5.73	3.91		4.24		.60

Less: Dividends and Distributions
Dividends from taxable net investment income	(.20)		(.35)	(.11)		(.11)		– 0	–
Distributions from net realized gain on investment transactions	(3.04)		(3.35)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(3.24)		(3.70)	(.11)		(.11)		– 0	–

Net asset value, end of period	$ 21.89		$ 28.77	$ 26.74		$ 22.94		$ 18.81

Total return(e)	(13.97	) %	23.32%	17.11%		22.64%		3.30%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$4,510		$5,831	$4,662		$2,681		$909
Average net assets (000 omitted)	$5,339		$5,562	$3,686		$1,918		$528
Ratio of expenses to average net assets, net of waiver	2.10	%*	2.12%	2.24	%(f)	2.31%		2.35	%*
Ratio of expenses to average net assets, before waiver	2.10	%*	2.12%	2.24	%(f)	2.33%		2.64	%*
Ratio of net investment income to average net assets	.01	%*	.76%	.62	%(b)(f)	.42	%(b)	.30	%*(b)
Portfolio turnover rate	27%		59%	73%		61%		92%

See footnote summary on page 50.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	49

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	International Portfolio
	Class C
	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30,					January 30, 2004(a) to September 30, 2004
			2007	2006		2005

Net asset value, beginning of period	$ 28.79		$ 26.75	$ 22.95		$ 18.82		$ 18.21

Income From Investment Operations
Investment income, net(c)	.01		.24	.14	(b)	.08	(b)	.02	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.66)		5.50	3.77		4.16		.59
Contribution from Adviser	– 0	–	.00 (d)	– 0	–	– 0	–	– 0	–

Total from investment operations	(3.65)		5.74	3.91		4.24		.61

Less: Dividends and Distributions
Dividends from taxable net investment income	(.20)		(.35)	(.11)		(.11)		– 0	–
Distributions from net realized gain on investment transactions	(3.04)		(3.35)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(3.24)		(3.70)	(.11)		(.11)		– 0	–

Net asset value, end of period	$ 21.90		$ 28.79	$ 26.75		$ 22.95		$ 18.82

Total return(e)	(14.01	) %	23.35%	17.10%		22.63%		3.35%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$24,811		$29,367	$15,985		$10,840		$4,660
Average net assets (000 omitted)	$27,322		$22,751	$12,210		$9,218		$2,586
Ratio of expenses to average net assets, net of waiver	2.10	%*	2.12%	2.24	%(f)	2.31%		2.35	%*
Ratio of expenses to average net assets, before waiver	2.10	%*	2.12%	2.24	%(f)	2.33%		2.63	%*
Ratio of net investment income to average net assets	.10	%*	.90%	.58	%(b)(f)	.38	%(b)	.18	%*(b)
Portfolio turnover rate	27%		59%	73%		61%		92%

*	Annualized.

(a) Commencement of distribution.

(b)	Net of expenses waived by the Transfer Agent.

(c)	Based on average shares outstanding.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

50	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

BOARD OF DIRECTORS

Rosalie Wolf(1), Chairman

Marilyn G. Fedak, President

Irwin Engelman(1)(2)

Bart Friedman(1)(3)

William Kristol(1)(3)

Donald K. Peterson(1)(3)

Thomas B. Stiles, II(1)(3)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Ave. New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

(3)	Member of the Governance, Nominating and Compensation Committee.

†	For the AllianceBernstein International and AllianceBernstein Tax-Managed International Portfolios, Classes A, B and C shares only.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	51

Board of Directors

BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENTS

The Fund’s Directors who are not interested persons of the Fund (the “Independent Directors”) unanimously approved the continuance of the Investment Management Agreement between the Sanford C. Bernstein Fund (the “Fund”), on behalf of each of its portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 25, 2007.

The process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser commenced following receipt by the Adviser of a letter dated September 10, 2007, from counsel to the Independent Directors. The letter contained a preliminary list of information required by the Independent Directors to conduct their annual review. The Directors received and evaluated extensive materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2007. In addition, the Independent Directors received materials prepared by the Senior Officer, as described below. On September 26, 2007, the Directors held an in-person meeting to begin their review of the Investment Management Agreement. Following that meeting, the Independent Directors received a proposal from the Adviser which, at the request of the Independent Directors, included additional breakpoints to the investment management fee rates for the Tax-Managed International Portfolio, the Emerging Markets Portfolio and the Intermediate Duration Portfolio and a reduction in the advisory fee rates for the U.S. Government Short Duration and Short Duration Plus Portfolios. The Directors discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer. On October 25, 2007, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement and the proposal from the Adviser. The Board approved the advisory fee rate structure shown below under “Advisory Fee Rate Schedule.”

In approving the continuation of the Investment Management Agreement for an additional annual term with the revised fee schedule, the Board of Directors considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuance of the Investment Management Agreement would be in the best interests of each respective Portfolio.

The Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of

52	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Board’s Consideration of Investment Management Arrangements

the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement as amended, including the fees to be charged for services thereunder.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data. Where applicable, the Board considered similarities and differences between each Portfolio and the other funds in its respective peer group. The Senior Officer also performed analyses of the advisory fees based upon hypothetical fee structures and asset levels, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates offered, to other clients advised by the Adviser.

On the basis of its review and consideration of the proposed fees as described above, the Board concluded that the fees shown below under “Advisory Fee Schedule Effective November 1, 2007” were reasonable.

Nature, Extent and Quality of Services

The Directors, including the Independent Directors, considered their knowledge of the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience and the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Fund. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Fund and the background and experience of the Adviser’s senior management. The Board also reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio. The Board considered the allocation of responsibilities as well as the factors which impacted the making and implementing of investment decisions for the Portfolios. The Board then reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Fund and noted that such staff was sufficient to ensure a high level of quality service to the Fund.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	53

Board’s Consideration of Investment Management Arrangements

information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index (the Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios). The Board was provided with performance data versus each Portfolio’s peer group, both before and after fees for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2007 (“relevant periods”) and versus each Portfolio’s appropriate benchmark index, after fees, for the year to date, 1-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2007. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Lipper. The Directors also receive detailed comparative performance information for the Fund’s Portfolios at each regular Board meeting during the year.

The Board noted that the duration of each of the fixed-income Portfolios is shorter than the implied duration of the funds in the Portfolios’ peer categories. These differences have a substantial effect on the performance of the fixed-income Portfolios compared to those of their benchmark indices and peer groups.

The Board concluded that it was satisfied with the nature, quality and extent of the services provided by the Adviser.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Fund. The materials provided to the Independent Directors included a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2005 and 2006 which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The Directors also received a presentation from the independent consultant which reviewed the Adviser’s methods of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Fund was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the

54	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Board’s Consideration of Investment Management Arrangements

Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. Experienced counsel provided guidance to the Directors on economies of scale.

The Board concluded that any economies of scale were appropriately being shared in light of, among other things, each Portfolio’s breakpoint arrangements as currently in effect or as revised as described below.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account not only the advisory fees payable by the Portfolios, but also so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, transfer agency fees paid by the retail share classes of certain Portfolios to a wholly owned subsidiary of the Adviser and brokerage commissions paid by certain Portfolios to brokers affiliated with the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board concluded that the advisory fee rates for the Short Duration Plus, U.S. Government Short Duration, Intermediate Duration, Tax-Managed International and Emerging Markets Portfolios should be amended as follows and, subject to those amendments, the Independent Directors determined to approve the continuation of the Investment Management Agreement for those Portfolios for an additional annual term:

	Advisory Fee Schedule Effective November 1, 2007	Previous Advisory Fee Schedule
Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million	0.50% of the first $250 million; 0.45% of assets in excess of $250 million up to, but not exceeding $750 million; 0.40% in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; .40% of assets in excess of $750 million	0.50% of the first $250 million; 0.45% of assets in excess of $250 million up to, but not exceeding $750 million; 0.40% in excess of $750 million

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	55

Board’s Consideration of Investment Management Arrangements

	Advisory Fee Schedule Effective November 1, 2007	Previous Advisory Fee Schedule
Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion	1.175% of the first $1 billion; 1.05% of assets in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% of assets in excess of $3 billion

For the Short Duration California Municipal, Short Duration New York Municipal, Short Duration Diversified Municipal, California Municipal, New York Municipal, Diversified Municipal and International Portfolios, the Independent Directors determined to approve the continuation of the Investment Management Agreement, without change to these Portfolios’ fee schedules (set forth below), for an additional annual term:

Advisory Fee Schedule
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% of assets in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

56	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Board’s Consideration of Investment Management Arrangements

Advisory Fee Schedule
New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% of assets in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% of assets in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% of assets in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	57

Board’s Consideration of Investment Management Arrangements

THE FOLLOWING IS NOT PART OF THE SHAREHOLDERS REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

This is a summary of the evaluation prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

1	It should be noted that the Senior Officer’s evaluation was completed on October 17, 2007.

2	Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Advisor Class shares of the Portfolios unless otherwise indicated.

58	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement:

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[3]
Tax-Managed International Portfolio	First $1 billion	0.925%
International Portfolio	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Excess of $8 billion	0.650%

Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Excess of $3 billion	0.900%

U.S. Government Short Duration Portfolio	First $250 million	0.500%
Short Duration Plus Portfolio	Next $500 million	0.450%
	Excess of $750 million	0.400%

Short Duration California Municipal Portfolio	First $750 million	0.450%
Short Duration Diversified Municipal Portfolio	Excess of $750 million	0.400%
Short Duration New York Municipal Portfolio

Intermediate Duration Portfolio	First $1 billion	0.500%
California Municipal Portfolio	Next $2 billion	0.450%
Diversified Municipal Portfolio	Next $2 billion	0.400%
New York Municipal Portfolio	Excess of $5 billion	0.350%

The Portfolios’ net assets on September 30, 2007 are set forth below:

Portfolio	Net Assets ($MM)
Tax-Managed International Portfolio	$9,509.3
International Portfolio	$4,403.7
Emerging Markets Portfolio	$3,231.5
U.S. Government Short Duration Portfolio	$81.2
Short Duration Plus Portfolio	$407.0
Intermediate Duration Portfolio	$5,064.2
Short Duration California Municipal Portfolio	$80.6
Short Duration Diversified Municipal Portfolio	$251.5
Short Duration New York Municipal Portfolio	$111.6
California Municipal Portfolio	$1,427.6
Diversified Municipal Portfolio	$4,740.7
New York Municipal Portfolio	$1,787.6

3	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	59

Set forth below are the Portfolios’ total expense ratios, annualized for the period from October 1, 2006 through June 30, 2007:

Portfolio	Total Expense Ratio		Fiscal Year End
Tax-Managed International Portfolio	Advisor	1.12%	September 30
	Class A	1.40%
	Class B	2.09%
	Class C	2.10%

International Portfolio	Advisor	1.18%	September 30
	Class A	1.46%
	Class B	2.16%
	Class C	2.17%

Emerging Markets Portfolio	Advisor	1.528%	September 30

U.S. Government Short Duration Portfolio	Advisor	0.77%	September 30

Short Duration Plus Portfolio	Advisor	0.65%	September 30
	Class A	0.98%
	Class B	1.68%
	Class C	1.69%

Intermediate Duration Portfolio	Advisor	0.58%	September 30

Short Duration California Municipal Portfolio[4]	Advisor	0.73%	September 30

Short Duration Diversified Municipal Portfolio[4]	Advisor	0.65%	September 30

Short Duration New York Municipal Portfolio[4]	Advisor	0.69%	September 30

California Municipal Portfolio	Advisor	0.62%	September 30
	Class A	0.92%
	Class B	1.62%
	Class C	1.62%

Diversified Municipal Portfolio	Advisor	0.58%	September 30
	Class A	0.87%
	Class B	1.57%
	Class C	1.57%

New York Municipal Portfolio	Advisor	0.61%	September 30
	Class A	0.90%
	Class B	1.60%
	Class C	1.60%

4	The total expense ratios shown are for a period that includes one month of the higher fee schedule (October 2006) in effect for the Short Duration Municipal Portfolios. The total expense ratios of the Short Duration Municipal Portfolios would have been lower had the reduced advisory fee been in effect for the full period.

60	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and the legal and reputation risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolios.5 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2007 net assets.

5	The adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiable vary based upon each client relationship.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	61

Portfolio	Net Assets 09/30/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$9,509.3	International Style Blend 80 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.403%	0.795%

International Portfolio	$4,403.7	International Style Blend 80 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.407%	0.862%

Emerging Markets Portfolio	$3,231.5	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.803%	1.062%

U.S. Government Short Duration Portfolio[6]	$81.2	Low Duration 45 bp on 1st $30 million 18 bp on the balance Minimum account size: $25m	0.280%	0.500%

Short Duration Plus Portfolio	$407.0	Low Duration 45 bp on 1st $30 million 18 bp on the balance Minimum account size: $25m	0.200%	0.481%

Intermediate Duration Portfolio	$5,064.2	U.S. Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.439%

Short Duration California Municipal Portfolio	$80.6	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.225%	0.450%

6	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.

62	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio	Net Assets 09/30/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Short Duration Diversified Municipal Portfolio	$251.5	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $3m	0.178%	0.450%

Short Duration New York Municipal Portfolio	$111.6	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.213%	0.450%

California Municipal Portfolio	$1,427.6	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.194%	0.485%

Diversified Municipal Portfolio	$4,740.7	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.442%

New York Municipal Portfolio	$1,787.6	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.478%

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory schedule of these funds, implemented in January 2004, as a result of the Assurance of Discontinuance between the NYAG and the Adviser, contemplates eight categories with almost all of the AllianceBernstein Mutual Funds in each category having the same fee schedule. In addition to the fee schedules of certain of those categories applicable to the Portfolios, set forth below are what would have been the effective fees of the Portfolios had the fee schedules of the AllianceBernstein Mutual

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	63

Funds been applied to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2007 net assets.

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.653%	0.795%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.707%	0.862%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.727%	1.062%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.500%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.481%

Intermediate Duration Portfolio[7]	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.474%	0.439%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.485%

7	The Adviser also manages Sanford C. Bernstein Fund II – Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a somewhat similar investment style as the Portfolio. SCB II is charged by the Adviser an advisory fee rate 0.50% on the first $1 billion and 0.45% thereafter. SCB II has an expense cap of 0.45%, which effectively reduces the advisory fee. If the Portfolio, which has a total expense ratio of 0.59%, had an expense cap of 0.45%, the Adviser would retain 29.7 basis points of the advisory fee.

64	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.426%	0.442%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.478%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[8]
Emerging Markets Portfolio	Emerging Markets Value
	Class S (Institutional)	0.95%

	Emerging Markets Growth
	Class A	1.70%
	Class S (Institutional)	0.90%

The Alliance Capital Investment Trust Management mutual funds (“ACITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ACITM mutual funds that have a similar investment style as certain of the Portfolios are set forth below:

Portfolio	ACITM Mutual Fund	ACITM Fee[9]
Tax-Managed International Portfolio	Alliance International Blend[10]	0.30%[11]

International Portfolio	Alliance International Blend[10]	0.30%[11]

Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth[10]	0.80%
	Bernstein Emerging Markets Stock A/B	0.90%
	Bernstein Emerging Markets Stock F/FB10	0.80%

8	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

9	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on September 25, 2007 by Reuters was ¥114.73 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $8.7 million.

10	This ACITM fund is privately placed or institutional.

11	The fund is offered to three institutional clients that are charged a separate fee for managing their assets in addition to the 0.30%.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	65

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families that have a similar investment style as certain of the Portfolios. Set forth below are what would have been the effective advisory fees of the Portfolios had the fee schedule of the sub-advisory relationships been applicable to those Portfolios based on September 30, 2007 net assets and the Portfolios’ advisory fees:

Portfolio		Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	Client #1	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter	0.437%	0.795%

Tax-Managed International Portfolio	Client #2	0.80% on first $25 million 0.65% on next $25 million 0.55% on next $50 million 0.45% on next $100 million 0.40% thereafter	0.403%	0.795%

International Portfolio	Client #3	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter	0.479%	0.862%

	Client #4	0.80% on first $25 million 0.65% on next $25 million 0.55% on next $50 million 0.45% on next $100 million 0.40% thereafter	0.407%	0.862%

Emerging Markets Portfolio	Client #5	0.90% on first $65 million 0.75% thereafter	0.753%	1.062%

	Client #6	0.75% on first $50 million 0.55% on next $50 million 0.50% on next $300 million 0.45% thereafter	0.461%	1.062%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

66	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included each Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”) at the approximate current asset level of the subject Portfolio.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.13 An EG will typically consist of seven to twenty funds.

The original EGs of all of the Portfolios had an insufficient number of peers, in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded all of the Portfolios’ EGs to include peers with a different load type,14 and for certain Portfolios, a similar but not the same Lipper investment classification/objective. Because Lipper had expanded the Portfolios’ EGs, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”)15 were also expanded to include the universes of peers that had a similar but not the same Lipper investment objective/classification and load type.

12	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

13	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

14	The EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end load and no-load.

15	Lipper describes an EU as a broader group consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. A “normal” EU will include funds that have the same investment objective/classification as the subject fund. Except for asset size comparability, Lipper uses the same criteria for selecting EG peers when selecting EU peers. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	67

Portfolio	Contractual Management Fee (%)	EG Median (%)	EG Rank
Tax-Managed International Portfolio[16]	0.799	0.813	7/14
International Portfolio[16]	0.864	0.881	6/12
Emerging Markets Portfolio	1.076	1.200	5/13
U.S. Government Short Duration Portfolio	0.500	0.490	8/13
Short Duration Plus Portfolio	0.479	0.490	7/16
Intermediate Duration Portfolio	0.441	0.441	7/13
Short Duration California Municipal Portfolio[16]	0.450	0.607	3/10
Short Duration Diversified Municipal Portfolio	0.450	0.451	6/14
Short Duration New York Municipal Portfolio[16]	0.450	0.607	3/8
California Municipal Portfolio[16]	0.486	0.579	4/17
Diversified Municipal Portfolio[16]	0.444	0.434	8/12
New York Municipal Portfolio[16]	0.479	0.570	3/17

Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of their EGs and EUs. The Portfolios’ rankings are also shown. Pro-forma total expense ratios are also shown for the Short Duration Municipal Portfolios (in bold and italicized):17

Portfolio	Expense Ratio (%)[18]	EG Median (%)	EG Rank	EU Median (%)	EU Rank
Tax-Managed International Portfolio[19]	1.152	1.154	7/14	1.338	89/293

International Portfolio[19]	1.202	1.226	6/12	1.337	100/268

Emerging Markets Portfolio	1.580	1.633	6/13	1.616	58/127

U.S. Government Short Duration Portfolio	0.793	0.751	10/13	0.719	34/49

Short Duration Plus Portfolio	0.658	0.800	6/16	0.646	45/74

Intermediate Duration Portfolio	0.597	0.712	2/13	0.742	74/268

Short Duration California Municipal Portfolio[19]	0.806	0.756	6/10	0.725	18/23
Pro-forma	0.756	0.756	6/10	0.725	17/23

Short Duration Diversified Municipal Portfolio	0.701	0.651	9/14	0.600	23/36
Pro-forma	0.651	0.651	8/14	0.600	22/36

16	The Portfolio’s EG was expanded with respect to investment classification/objective by Lipper at the request of the Senior Officer and the Adviser.

17	Pro-forma shows what the total expense ratio of a Portfolio would have been had changes to the Portfolio’s advisory fee schedule been applicable to the Portfolio for the full fiscal year.

18	Except for pro-forma total expense ratios, the expense ratios are for the most recently completed fiscal year Advisor Class.

19	The Portfolio’s EU was expanded with respect to investment classification/objective by Lipper under standard Lipper guidelines.

68	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio	Expense Ratio (%)[18]	EG Median (%)	EG Rank	EU Median (%)	EU Rank
Short Duration New York Municipal Portfolio[19]	0.737	0.737	4/8	0.727	13/22
Pro-forma	0.687	0.737	4/8	0.727	11/22

California Municipal Portfolio[19]	0.634	0.746	5/17	0.754	31/134

Diversified Municipal Portfolio[19]	0.595	0.598	6/12	0.679	38/117

New York Municipal Portfolio[19]	0.622	0.746	5/17	0.753	25/135

Except for Short Duration Plus Portfolio, Intermediate Duration Portfolio and Diversified Municipal Portfolio, which have a more favorable ranking on a total expense ratio basis than a contractual management fee basis, and Tax-Managed International Portfolio and International Portfolio, which have equally favorable rankings, the Portfolios have a more favorable ranking on a contractual management fee basis than they do on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser’s finance areas met with the consultant, retained by the Senior Officer to provide independent advice regarding the alignment of the two profitability reporting systems as well as the methodologies and allocations utilized by both profitability reporting systems, to review recent updates to the Adviser’s two profitability reporting systems. The two profitability systems, which are aligned, allow the Adviser’s management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Information regarding the Adviser’s profitability attributable to the Portfolios, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability for providing investment advisory services to the Portfolios increased for nine of the twelve Portfolios during the calendar year 2006 relative to 2005. The Portfolios have a Shareholder Servicing Agreement with the Adviser where the Adviser pays expenses it incurs in providing shareholder servicing to the Portfolios. Under the Shareholder Servicing Agreement, except for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio (the “Equity Portfolios”), which pays 0.25%, the remaining Portfolios, which are primarily invested in fixed income securities (the “Fixed Income Portfolios”), pay 0.10%

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	69

of the Portfolios’ daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement in the Portfolios’ most recently completed fiscal year:

Portfolio	Shareholder Serving Agreement Fee
Tax-Managed International Portfolio	$17,220,119
International Portfolio	$7,814,037
Emerging Markets Portfolio	$5,078,063
U.S. Government Short Duration Portfolio	$83,170
Short Duration Plus Portfolio	$383,702
Intermediate Duration Portfolio	$3,694,176
Short Duration California Municipal Portfolio	$67,878
Short Duration Diversified Municipal Portfolio	$228,571
Short Duration New York Municipal Portfolio	$113,877
California Municipal Portfolio	$1,073,155
Diversified Municipal Portfolio	$3,309,135
New York Municipal Portfolio	$1,364,506

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. Except for Short Duration Plus Portfolio, the retail classes make up a relatively small percentage of each of those Portfolios’ total net assets:

Portfolio	Retail Classes Net Assets 09/30/07 ($MM)	Retail Classes Net Assets as a % of Total Net Assets
Tax-Managed International Portfolio	$12.7	0.13%
International Portfolio	$85.0	1.93%
Short Duration Plus Portfolio	$66.0	16.22%
California Municipal Portfolio	$47.7	3.34%
Diversified Municipal Portfolio	$90.1	1.90%
New York Municipal Portfolio	$65.7	3.68%

70	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $20.4 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20 million.

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:

Portfolio	Amount Received
Tax-Managed International Portfolio	$1,838
International Portfolio	$11,726
Short Duration Plus Portfolio	$3,777
California Municipal Portfolio	$1,609
Diversified Municipal Portfolio	$1,888
New York Municipal Portfolio	$3,860

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$27,764	$1,542
International Portfolio	$250,206	$15,111
Short Duration Plus Portfolio	$538,608	$47,952
California Municipal Portfolio	$547,193	$15,064
Diversified Municipal Portfolio	$1,288,761	$61,226
New York Municipal Portfolio	$811,017	$51,989

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent of the retail classes of the Portfolios, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the Portfolios’ most recently completed fiscal year, ABIS received the following net fees from the retail classes of the Portfolios:20

20	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	71

Portfolio	ABIS Fee	Expense Offset
Tax-Managed International Portfolio[21]	$1,785	$54
International Portfolio	$23,976	$1,145
Short Duration Plus Portfolio	$39,964	$2,068
California Municipal Portfolio	$18,000	$610
Diversified Municipal Portfolio	$37,496	$1,658
New York Municipal Portfolio	$22,334	$1,194

Certain of the Portfolios effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with these Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed onto to any SCB client.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,22 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli23 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with higher levels of assets and funds from larger family sizes compared to funds with smaller asset levels and funds from smaller family sizes, which according to the independent consultant is indicative of economies of scale and scope. However, in less liquid and active markets, such is

21	With respect to Tax-Managed International Portfolio, ABIS voluntarily agreed to waive a portion of its fees in the amount of $16,215.

22	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

23	The Deli study was originally published in 2002 based on 1997 data.

72	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds reached higher levels of assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $813 billion as of September 30, 2007, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper shows the 1, 3, 5, and 10 year performance rankings of the Portfolios24 relative to their Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)25 for the periods ended June 30, 2007.26

Tax-Managed International Portfolio	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	27.15	27.44	28.23	6/9	167/246
3 year	23.02	22.25	23.14	4/9	92/173
5 year	18.71	18.71	18.03	5/9	54/132
10 year	11.31	10.65	9.56	2/4	15/57

International Portfolio	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	27.03	27.45	28.23	7/10	170/246
3 year	23.12	22.25	23.14	4/9	90/173
5 year	19.03	16.99	18.03	3/9	48/132

Emerging Markets Portfolio	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	46.20	47.35	47.83	8/13	103/165
3 year	43.49	41.78	39.43	3/13	31/129
5 year	38.10	32.31	32.00	2/13	9/109
10 year	14.45	12.55	11.44	2/10	11/56

24	The performance rankings are for the Advisor class shares of the Portfolios. It should be noted that the performance returns of the Portfolios shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolios’ performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolios, as reported by the Adviser, are provided instead of Lipper.

25	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

26	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	73

U.S. Government Short Duration Portfolio	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	5.27	5.42	5.58	12/13	54/61
3 year	3.36	3.55	3.62	12/13	48/58
5 year	3.22	3.24	3.30	8/12	33/53
10 year	4.85	4.93	5.06	7/9	30/38

Short Duration Plus Portfolio	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	5.97	5.93	5.94	8/16	14/33
3 year	3.66	3.77	3.80	12/16	21/30
5 year	3.62	3.60	3.79	8/16	19/29
10 year	5.05	5.09	5.10	7/9	14/22

Intermediate Duration Portfolio	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	6.84	6.37	6.48	4/13	89/376
3 year	4.67	4.64	4.49	5/13	120/317
5 year	5.28	5.28	5.11	6/11	99/272
10 year	5.84	6.49	6.18	8/9	123/141

Short Duration California Municipal Portfolio	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	3.89	3.98	4.10	6/7	11/14
3 year	2.73	2.85	3.22	6/7	10/11
5 year	2.52	3.23	3.40	6/6	9/9
10 year	3.54	4.13	4.27	5/5	8/8

Short Duration Diversified Municipal Portfolio	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	3.90	3.99	4.04	9/14	30/41
3 year	2.89	2.91	3.06	8/12	29/38
5 year	2.67	2.77	2.82	7/10	22/29
10 year	3.78	3.85	3.91	5/8	10/17

Short Duration New York Municipal Portfolio	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	3.90	3.91	3.93	3/3	7/10
3 year	2.93	2.87	2.83	1/3	2/10
5 year	2.68	2.79	3.02	3/3	9/9
10 year	3.63	4.12	4.13	3/3	9/9

California Municipal Portfolio	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	4.22	4.20	4.61	2/4	24/29
3 year	3.52	3.51	3.88	2/4	24/29
5 year	3.53	3.61	3.75	3/4	18/26
10 year	4.59	4.71	4.96	3/3	15/15

74	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Diversified Municipal Portfolio	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	4.11	4.54	4.52	10/10	88/106
3 year	3.40	3.98	3.81	10/10	73/93
5 year	3.59	4.07	4.01	9/9	68/77
10 year	4.72	5.21	5.06	7/7	52/57

New York Municipal Portfolio	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	4.25	4.27	4.43	3/3	21/21
3 year	3.56	3.56	3.78	2/3	16/21
5 year	3.72	3.72	3.97	2/3	15/19
10 year	4.75	4.94	5.13	2/2	13/13

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolios (in bold)27 versus their benchmarks.28 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.29

	Periods Ending June 30, 2007 Annualized Performance
	1	3	5	10	Since	Annualized		Risk
	Year (%)	Year (%)	Year (%)	Year (%)	Inception (%)	Volatility (%)	Sharpe (%)	Period (Year)
Tax-Managed International Portfolio	25.69	21.57	17.29	9.97	11.13	14.64	0.47	10
MSCI EAFE Index	27.00	22.24	17.73	7.66	9.36	14.82	0.32	10
Inception Date: June 26,1992

International Portfolio	25.51	21.61	17.55	N/A	10.19	13.89	1.04	5
MSCI EAFE Index	27.00	22.24	17.73	N/A	7.50	12.81	1.13	5
Inception Date: April 30, 1999

27	The performance returns and risk measures shown in the table are for the Advisor class shares of the Portfolios.

28	The Adviser provided Portfolio and benchmark performance return information for the periods through June 30, 2007. It should be noted that the “since inception” performance return for each of the Portfolios’ benchmarks is from the nearest month-end after each Portfolio’s inception date. In contrast, each of the Portfolios’ since inception returns goes back is from each Portfolio’s actual inception date.

29	Except for one of the benchmarks, which the Senior Officer calculated using standard Lipper methodology, portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	75

	Periods Ending June 30, 2007 Annualized Performance
	1	3	5	10	Since	Annualized		Risk
	Year (%)	Year (%)	Year (%)	Year (%)	Inception (%)	Volatility (%)	Sharpe (%)	Period (Year)
Emerging Markets Portfolio	43.91	41.18	35.82	12.51	12.69	17.69	1.67	5
MSCI Emerging Markets Index	44.99	38.20	30.25	9.19	10.05	17.42	1.45	5
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	4.42	2.55	2.41	4.07	5.24	1.39	0.21	10
Merrill Lynch 1-3 Year Treasury Index	5.07	2.91	2.77	4.61	5.87	1.52	0.57	10
Inception Date: January 3, 1989

Short Duration Plus Portfolio	5.23	2.97	2.92	4.35	5.57	1.33	0.44	10
Merrill Lynch 1-3 Year Treasury Index	5.07	2.91	2.77	4.61	5.89	1.52	0.57	10
Inception Date: December 12, 1988

Intermediate Duration Portfolio	6.18	4.04	4.65	5.22	6.79	3.19	0.44	10
Lehman Brothers Aggregate Bond Index	6.12	3.98	4.48	6.02	7.37	3.54	0.62	10
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	3.04	1.90	1.70	2.74	3.08	0.82	-1.28	10
Lehman Brothers 1 Year Municipal Bond Index	3.69	2.35	2.14	3.40	3.74	0.84	-0.48	10
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	3.16	2.18	1.96	3.05	3.35	0.85	-0.85	10
Lehman Brothers 1 Year Municipal Bond Index	3.69	2.35	2.14	3.40	3.74	0.84	-0.48	10
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	3.13	2.17	1.92	2.86	3.16	0.83	-1.08	10
Lehman Brothers 1 Year Municipal Bond Index	3.69	2.35	2.14	3.40	3.74	0.84	-0.48	10
Inception Date: October 3, 1994

76	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

	Periods Ending June 30, 2007 Annualized Performance
	1	3	5	10	Since	Annualized		Risk
	Year (%)	Year (%)	Year (%)	Year (%)	Inception (%)	Volatility (%)	Sharpe (%)	Period (Year)
California Municipal Portfolio	3.54	2.86	2.86	3.91	4.95	2.65	0.06	10
Lehman Brothers 5 Year GO Municipal Index	3.83	2.89	3.24	4.51	5.50	3.04	0.25	10
Inception Date: August 6, 1990

Diversified Municipal Portfolio	3.47	2.78	2.96	4.07	5.20	2.55	0.12	10
Lehman Brothers 5 Year GO Municipal Index	3.83	2.89	3.24	4.51	5.67	3.04	0.25	10
Inception Date: January 17, 1989

New York Municipal Portfolio	3.59	2.91	3.06	4.08	5.25	2.69	0.12	10
Lehman Brothers 5 Year GO Municipal Index	3.83	2.89	3.24	4.51	5.67	3.04	0.25	10
Inception Date: January 17, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 13, 2007

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	77

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

78	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	79

NOTES

80	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IPTIP-0152-0308

SEMI-ANNUAL REPORT

AllianceBernstein

Short Duration Portfolio

March 31, 2008

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

May 21, 2008

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Short Duration Portfolio (the “Portfolio”) for the semi-annual reporting period ended March 31, 2008.

Investment Objective and Policies

The Portfolio seeks to provide safety of principal and a moderate rate of return that is subject to taxes. The Portfolio invests at least 80% of its total assets in securities rated A- or better by national ratings agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated commercial paper and notes. The Portfolio may purchase many types of fixed-income securities, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, loan participations and preferred stock, as well as others. The Portfolio also may invest up to 20% of its total assets in foreign fixed-income securities in developed or emerging-market countries. The Portfolio also may invest up to 20% of its total assets in fixed-income securities rated BB- or B- by national rating agencies, which are not investment grade.

The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. The Portfolio may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Portfolio may moderately shorten its average duration when the Adviser expects interest rates to rise and modestly lengthen its average duration when the Adviser anticipates that rates will fall. The Portfolio may invest, without limit, in derivatives such as options, futures, forwards and swaps. The Portfolio also may invest up to 20% of its assets in structured instruments, which have characteristics of futures, options, currencies and securities. The Portfolio also may: purchase or sell securities on a forward commitment basis; invest in variable, floating and inverse floating rate investments; invest in zero coupon and interest-only or principal-only securities; and invest in obligations of supranational entities.

Investment Results

The table on page 4 shows the performance of the Portfolio for the six- and 12-month periods ended March 31, 2008, compared to its benchmark, the Merrill Lynch (ML) 1-3 Year Treasury Index.

A broad liquidity crunch stemming from the subprime mortgage crisis caused the Portfolio’s Class A shares without sales charges to underperform the benchmark for both the six- and 12-month periods ended March 31, 2008, as Treasury yields fell and spreads widened across the fixed-income markets. Detracting from the Portfolio’s relative performance for both periods were underweighted positions in U.S. government debt and exposure to subprime mortgage-related asset-backed securities (ABS) and Alt-A mortgage securities (home loans made with less than full documentation), which underperformed.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	1

Market Review and Investment Strategy

During the six-month period ended March 31, 2008, renewed fears of a financial-market meltdown nearly paralyzed global credit markets, pummeled global equities and ballooned into a wholesale flight from risk with little regard for geography or sector. The flight from risk became a stampede into the safety of gold and government securities. Prices for two-year U.S. Treasury notes rose to the point that their real (after-inflation) yield fell into negative territory, compared with their 50-year average of 2.1%. Though reassured by renewed central bank action in March 2008, investor sentiment remained fragile at the end of the period under review.

Starting in September 2007, the U.S. Federal Reserve (the “Fed”) responded to the subprime mortgage crisis with multiple interest rate cuts, which aimed to restore confidence in the financial markets and put the economy on firmer footing. The Fed funds rate was reduced by a total of 250 basis points for the reporting period, including an unprecedented 125 basis point reduction in January 2008.

For the six-month period ended March 31, 2008, U.S. Treasury holdings outperformed spread sectors on both an absolute and duration-adjusted basis. During the period, shorter-term yields fell the most, with two-year yields losing 240 basis points to yield 1.59% while the 10-year yield lost 118 basis points to end the period at 3.41%. Intermediate-term U.S. Treasuries (5-10 years) at 11.25% outperformed both shorter-term Treasuries (1-3 years) at 5.41% and longer-maturity Treasuries (15+ years) at 10.18%, during the six-month period, according to Merrill Lynch.

The Portfolio continued to be underweight in Treasuries during the six-month period ended March 31, 2008. As spreads have widened, more opportunities within the corporate sector have been identified. Therefore, the Portfolio’s overweight position in mortgages has been reduced to fund opportunities in corporates.

2	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Merrill Lynch (ML) 1-3 Year Treasury Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index tracks short-term government securities with maturities between one and 2.99 years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio’s assets can be invested in foreign securities, which may magnify asset value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have an impact on the Portfolio’s asset value. To increase yield, the Portfolio can use leverage, a speculative technique, which may increase share price fluctuation. Price fluctuation in the Portfolio’s securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. The Portfolio’s investments in mortgage-related or asset-backed securities may be subjected to prepayment risk. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolio may also invest a portion of its assets in below investment-grade securities (i.e. “junk bonds”), which are subject to greater risk than higher-rated securities. While the Portfolio invests in bonds and fixed-income securities, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolio’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein Short Duration Portfolio
Class A	-1.16%	0.07%

Class B	-1.50%	-0.53%

Class C	-1.51%	-0.61%

Merrill Lynch 1-3 Year Treasury Index	5.41%	8.99%

See Historical Performance and Benchmark Disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2008
	NAV Returns	SEC Returns	SEC Yields**

Class A Shares			2.97%
1 Year	0.07%	-4.19%
Since Inception*	1.66%	0.76%

Class B Shares			2.41%
1 Year	-0.53%	-3.41%
Since Inception*	0.96%	0.96%

Class C Shares			2.41%
1 Year	-0.61%	-1.57%
Since Inception*	0.94%	0.94%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2008)
			SEC Returns

Class A Shares
1 Year			-4.19%
Since Inception*			0.76%

Class B Shares
1 Year			-3.41%
Since Inception*			0.96%

Class C Shares
1 Year			-1.57%
Since Inception*			0.94%

The Strategy’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.96%, 1.66%, and 1.66% for Class A, Class B and Class C, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 5/21/03 for Class A, Class B and Class C shares.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2008.

See Historical Performance disclosures on page 3.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	5

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During Period*
Class A
Actual	$1,000	$988.37	$4.92
Hypothetical (5% return before expenses)	$1,000	$1,020.05	$5.00
Class B
Actual	$1,000	$984.95	$8.39
Hypothetical (5% return before expenses)	$1,000	$1,016.55	$8.52
Class C
Actual	$1,000	$984.92	$8.39
Hypothetical (5% return before expenses)	$1,000	$1,016.55	$8.52
*	Expenses are equal to the classes’ annualized expense ratios of 0.99%, 1.69% and 1.69%, respectively, multiplied by the average account value over the period, multiplied by 183/366 (reflect the one-half year period).

6	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Fund Expenses

PORTFOLIO SUMMARY

March 31, 2008 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $395

*	All data are as of March 31, 2008. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	7

Portfolio Summary

PORTFOLIO OF INVESTMENTS

March 31, 2008 (unaudited)

	Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADES – 20.5%
Financial Institutions – 12.8%
Banking – 5.5%
Bank of America Corp. 3.375%, 2/17/09	$880	$880,360
BB&T Corp. 6.50%, 8/01/11	890	941,074
Citigroup, Inc. 3.625%, 2/09/09	1,945	1,939,912
Comerica, Inc. 4.80%, 5/01/15	700	651,918
Compass Bank 6.40%, 10/01/17	475	464,120
Credit Suisse USA, Inc. 4.70%, 6/01/09	1,945	1,961,009
Marshall & Ilsley Corp. 4.375%, 8/01/09	1,507	1,482,273
Morgan JP & Co., Inc. 6.25%, 1/15/09	1,795	1,827,947
National City Bank of Pennsylvania 6.25%, 3/15/11	1,895	1,819,255
NB Capital Trust IV 8.25%, 4/15/27	985	1,012,058
Royal Bank of Scotland Group PLC 7.648%, 9/30/31(a)	230	219,517
UBS Preferred Funding Trust I 8.622%, 10/01/10(a)	404	401,038
Union Planters Corp. 7.75%, 3/01/11	1,134	1,192,220
UnionBanCal Corp. 5.25%, 12/16/13	1,530	1,518,750
Royal Bank of Scotland Group PLC 6.40%, 4/01/09	711	728,280
US Bancorp 5.30%, 4/28/09	1,920	1,955,599
Wachovia Corp. 5.625%, 12/15/08	837	843,935
Wells Fargo & Co. 3.125%, 4/01/09	1,969	1,948,286

		21,787,551

Brokerage – 2.6%
The Bear Stearns Co., Inc. 3.25%, 3/25/09	2,005	1,901,759
7.625%, 12/07/09	1,900	1,882,366
Lehman Brothers Holdings, Inc. 3.60%, 3/13/09	1,970	1,904,872
7.875%, 11/01/09	800	812,734

8	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Merrill Lynch & Co., Inc. Series MTNC 4.125%, 1/15/09	$1,985	$1,960,499
Morgan Stanley 5.05%, 1/21/11	1,945	1,951,232

		10,413,462

Finance – 2.4%
American Express Co. 4.75%, 6/17/09	873	875,730
American General Finance Corp. 4.625%, 5/15/09	1,540	1,527,645
Capital One Bank 5.00%, 6/15/09	1,220	1,202,858
Capital One Financial Corp. 6.75%, 9/15/17	118	111,932
CIT Group, Inc. 3.375%, 4/01/09	2,015	1,733,087
General Electric Capital Corp. 3.125%, 4/01/09	1,975	1,971,504
Household Finance Corp. 4.125%, 12/15/08	1,960	1,957,624

		9,380,380

Insurance – 1.1%
Allstate Life Global Funding Trust Series 04-1 4.50%, 5/29/09	852	862,141
Genworth Financial, Inc. 5.231%, 5/16/09	651	656,692
UnitedHealth Group, Inc. 4.125%, 8/15/09	713	706,592
WellPoint, Inc. 4.25%, 12/15/09	1,900	1,896,892

		4,122,317

Other Finance – 0.2%
ORIX Corp. 5.48%, 11/22/11	920	890,883

REITS – 1.0%
Simon Property Group LP 3.75%, 1/30/09	1,955	1,940,363
5.00%, 3/01/12	1,940	1,888,627

		3,828,990

		50,423,583

Industrial – 6.2%
Basic – 0.2%
Celulosa Arauco Y Constitucion 8.625%, 8/15/10	443	491,908

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	9

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

United States Steel Corp. 5.65%, 6/01/13	$135	$130,748

		622,656

Capital Goods – 0.5%
Caterpillar Financial Services 4.50%, 6/15/09	1,020	1,031,373
Illinois Tool Works, Inc. 5.75%, 3/01/09	773	792,576

		1,823,949

Communications - Media – 0.5%
British Sky Broadcasting Group PLC 6.875%, 2/23/09	1,860	1,908,998

Communications - Telecommunications – 1.7%
AT&T, Inc. 4.125%, 9/15/09	1,955	1,965,878
Nextel Communications, Inc. Series E 6.875%, 10/31/13	1,992	1,573,680
Qwest Corp. 8.875%, 3/15/12	1,155	1,178,100
Vodafone Group PLC 7.75%, 2/15/10	1,800	1,907,586

		6,625,244

Consumer Cyclical - Automotive – 0.4%
Daimler Finance North America LLC 7.20%, 9/01/09	1,730	1,789,476

Consumer Cyclical - Retailers – 0.0%
Limited Brands, Inc. 6.90%, 7/15/17	249	221,822

Consumer Non-Cyclical – 1.0%
Abbott Laboratories 3.50%, 2/17/09	953	956,005
Cia Brasileira De Bebida 8.75%, 9/15/13	667	780,390
Kraft Foods, Inc. 4.125%, 11/12/09	481	481,901
Baxter FinCo BV 4.75%, 10/15/10	1,690	1,745,493

		3,963,789

Energy – 0.7%
ConocoPhillips 6.375%, 3/30/09	831	853,913
Vastar Resources, Inc. 6.50%, 4/01/09	1,875	1,935,345

		2,789,258

10	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Technology – 0.3%
Electronic Data Systems Corp. Series B 6.50%, 8/01/13	$500	$495,589
International Business Machines Corp. 5.375%, 2/01/09	840	855,958

		1,351,547

Transportation - Airlines – 0.2%
United Air Lines, Inc. 6.636%, 7/02/22	744	679,087

Transportation - Railroads – 0.2%
Norfolk Southern Corp. 6.20%, 4/15/09	805	828,535

Transportation - Services – 0.5%
FedEx Corp. 3.50%, 4/01/09	1,970	1,958,477

		24,562,838

Utility – 1.5%
Electric – 1.5%
Constellation Energy Group, Inc. 6.125%, 9/01/09	1,880	1,930,922
Pacific Gas & Electric Co. 3.60%, 3/01/09	1,950	1,945,177
PPL Electric Utilities Corp. 6.25%, 8/15/09	1,870	1,929,694

		5,805,793

Total Corporates – Investment Grades (cost $81,595,204)		80,792,214

GOVERNMENTS – TREASURIES – 19.9%
Treasuries – 19.9%
U.S. Treasury Bonds 4.75%, 8/15/17	13,875	15,351,383
U.S. Treasury Notes 4.50%, 5/15/17	9,055	9,840,241
4.625%, 11/30/08	36,685	37,470,279
4.75%, 12/31/08	15,465	15,833,500

Total Governments – Treasuries (cost $75,869,744)		78,495,403

COMMERCIAL MORTGAGE-BACKED SECURITIES – 11.4%
Non-Agency Fixed Rate CMBS – 8.5%
Banc of America Commercial Mortgage, Inc. Series 2007-5, Class A4 5.492%, 2/10/51	1,200	1,153,028

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Bear Stearns Commercial Mortgage Securities, Inc. Series 2002-TOP6, Class A2 6.46%, 10/15/36	$4,331	$4,440,573
Series 2007-PW18, Class A4 5.70%, 6/11/50	1,000	1,004,658
Credit Suisse Mortgage Capital Certificates Series 2006-C5, Class A3 5.311%, 12/15/39	1,000	969,873
First Union-Lehman Brothers-Bank of America Series 1998-C2, Class A2 6.56%, 11/18/35	602	600,061
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45	2,550	2,506,050
Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A2 4.305%, 8/10/42	3,300	3,247,152
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class A2 4.302%, 1/15/38	2,030	2,008,023
Series 2005-LDP5, Class A2 5.198%, 12/15/44	2,800	2,752,154
Series 2006-CB17, Class A4 5.429%, 12/12/43	1,000	964,795
Series 2007-LD11, Class C 5.818%, 6/15/49	2,570	1,750,704
LB-UBS Commercial Mortgage Trust Series 2003-C5, Class A3 4.254%, 7/15/27	3,535	3,504,929
Series 2004-C7, Class A2 3.992%, 10/15/29	5,385	5,356,594
Series 2007-C7, Class A3 5.866%, 9/15/45	1,100	1,085,793
Nomura Asset Securities Corp. Series 1998-D6, Class A1B 6.59%, 3/15/30	635	636,004
Wachovia Bank Commercial Mortgage Trust Series 2007-C32, Class C 5.741%, 6/15/49	2,500	1,762,504

		33,742,895

Non-Agency Floating Rate CMBS – 2.9%
Commercial Mortgage Pass-Through Certificates Series 2007-FL14, Class C 2.899%, 6/15/22(b)(c)	2,530	2,370,514

12	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 3.288%, 10/15/21(b)(c)	$2,000	$1,794,585
Series 2007-TFLA, Class A2 2.938%, 2/15/22(b)(c)	3,000	2,640,000
Morgan Stanley Capital I Series 2005-XLF, Class G 3.188%, 8/15/19(b)(c)	2,645	2,512,750
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class H 3.218%, 9/15/21(b)(c)	1,300	1,100,547
Series 2007-WHL8, Class E 3.218%, 6/15/20(b)(c)	1,000	842,994

		11,261,390

Total Commercial Mortgage-Backed Securities (cost $47,854,246)		45,004,285

MORTGAGE PASS-THRU’S – 10.8%
Agency ARMS – 8.3%
Federal Home Loan Mortgage Corp. Series 2006 6.158%, 12/01/36(c)	1,983	2,038,581
Series 2007 5.935%-5.944%, 11/01/36-2/01/37(c)	5,829	5,987,330
5.974%, 3/01/37(c)	3,181	3,269,564
6.043%, 3/01/37(c)	2,737	2,810,681
6.098%, 1/01/37(c)	2,906	2,992,226
Series 2008 5.674%, 1/01/38(c)	1,465	1,490,340
Federal National Mortgage Association Series 2006 5.848%, 10/01/36(c)	1,958	2,014,926
Series 2007 5.524%, 3/01/37(c)	1,672	1,698,542
5.747%, 12/01/36(c)	1,706	1,754,175
5.765%, 1/01/37(c)	4,592	4,721,461
5.786%, 8/01/37(c)	3,919	4,034,833

		32,812,659

Agency Fixed Rate 30-Year – 1.7%
Federal Gold Loan Mortgage Corp. Series 2007 7.00%, 2/01/37	5,802	6,095,036
Government National Mortgage Association Series 2002 7.50%, 3/15/32	450	485,078

		6,580,114

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Agency Fixed Rate 15-Year – 0.8%
Federal National Mortgage Association Series 2000 7.50%, 3/01/15	$237	$248,199
Series 2001 6.00%, 11/01/16-12/01/16	1,321	1,363,321
Series 2002 6.00%, 2/01/17	1,193	1,231,467
8.00%, 8/01/16	413	436,425

		3,279,412

Total Mortgage Pass-Thru’s (cost $41,896,811)		42,672,185

ASSET-BACKED SECURITIES – 9.0%
Home Equity Loans - Fixed Rate – 3.7%
American General Mortgage Loan Trust Series 2003-1, Class A3 4.03%, 4/25/33(d)	1,370	1,224,695
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33(d)	1,272	1,007,241
Series 2004-1, Class AF2 2.645%, 4/25/34(d)	405	391,248
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36(d)	1,400	939,874
Credit-Based Asset Servicing and Securities Trust Series 2003-CB3, Class AF1 2.879%, 12/25/32(d)	933	619,340
Series 2005-CB4, Class AF2 4.751%, 8/25/35(d)	3,140	2,599,103
Series 2005-RP2, Class AF2 5.75%, 9/25/35(b)(d)	1,200	1,167,750
Series 2007-CB4, Class A2A 5.844%, 4/25/37(d)	979	967,768
Flagstar Home Equity Loan Trust Series 2007-1A, Class AF2 5.765%, 1/25/35(b)(d)	2,100	1,891,536
Home Equity Mortgage Trust Series 2006-5, Class A1 5.50%, 1/25/37(d)	1,271	508,400
Household Home Equity Loan Trust Series 2007-1, Class A2F 5.60%, 3/20/36	2,610	2,397,267
Nationstar NIM Trust Series 2007-A, Class A 9.97%, 3/25/37(b)(d)	35	26,097

14	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Structured Asset Securities Corp. Series 2007-RM1, Class AI0 5.00%, 5/25/47(b)(e)	$3,892	$744,362

		14,484,681

Home Equity Loans - Floating Rate – 3.0%
ACE Securities Corp. Series 2003-OP1, Class A2 2.959%, 12/25/33(c)(d)	213	121,814
BNC Mortgage Loan Trust Series 2007-2, Class M5 3.499%, 5/25/37(c)(d)	420	43,260
Countrywide Asset-Backed Certificates Series 2003-BC1, Class A1 3.399%, 3/25/33(c)(d)	224	188,726
Series 2007-10, Class 2A2 2.719%, 6/25/30(c)(d)	850	767,524
Home Equity Mortgage Trust Series 2005-3, Class M1 3.139%, 11/25/35(c)(d)	2,823	2,540,394
Household Home Equity Loan Trust Series 2006-1, Class M1 2.816%, 1/20/36(c)(d)	923	802,341
HSI Asset Securitization Corp. Trust Series 2006-OPT2, Class 2A1 2.679%, 1/25/36(c)(d)	390	387,797
Irwin Home Equity Series 2005-C, Class 2A1 2.849%, 4/25/30(c)(d)	238	233,361
Lehman ABS Mortgage Loan Trust Series 2007-1, Class 2A2 2.799%, 6/25/37(b)(c)(d)	1,200	1,018,500
Lehman XS Trust Series 2005-5N, Class M2 3.249%, 11/25/35(c)(d)*	575	175,375
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-5, Class 2A1 3.299%, 10/25/37(c)(d)	1,514	1,456,846
Newcastle Mortgage Securities Trust Series 2006-1, Class A2 2.719%, 3/25/36(c)(d)	1,840	1,812,687
Novastar Home Loan Equity Series 2007-2, Class M1 2.899%, 9/25/37(c)(d)	1,650	366,993
Security National Mortgage Loan Trust Series 2007-1A, Class 1A1 5.887%, 4/25/37(b)(d)	816	813,239

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wells Fargo Home Equity Trust Series 2006-1, Class A2 2.689%, 5/25/36(c)(d)	$1,129	$1,109,897

		11,838,754

Autos - Floating Rate – 1.9%
Capital Auto Receivables Asset Trust Series 2007-SN2, Class A2 3.598%, 1/15/10(b)(c)	2,790	2,776,050
Ford Credit Auto Owner Trust Series 2007-B, Class A3B 3.158%, 11/15/11(c)	2,000	1,950,626
GE Dealer Floorplan Master Note Trust Series 2006-2, Class A 2.606%, 4/20/13(c)	3,000	2,917,970

		7,644,646

Other ABS - Floating Rate – 0.4%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 2.78%, 2/25/42(b)(c)(d)	1,400	1,309,000
Petra CRE CDO Ltd. Series 2007-1A, Class C 3.699%, 2/25/47(b)(c)	635	429,121

		1,738,121

Total Asset-Backed Securities (cost $42,090,877)		35,706,202

CMOS – 6.7%
Non-Agency Floating Rate – 2.8%
American Home Mortgage Investment Trust Series 2005-2, Class 2A1 4.169%, 9/25/45(c)(d)	736	606,117
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 5.236%, 12/25/35(c)(d)	666	456,953
Series 2006-OA14, Class 3A1 5.086%, 11/25/46(c)(d)	1,010	654,433
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-25, Class 1A6 3.079%, 2/25/35(c)(d)	2,208	1,659,692
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2007-OA4, Class 1A1A 2.789%, 8/25/47(c)(d)	949	614,248
Deutsche ALT-A Securities, Inc. Mortgage Loan Series 2005-AR1, Class 1A1 2.909%, 8/25/35(c)(d)	820	613,651

16	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Lehman XS Trust Series 2006-3, Class M1 3.049%, 3/25/36(c)*	$1,150	$281,750
Series 2007-2N, Class M1 2.939%, 2/25/37(c)*	1,400	504,000
Merrill Lynch Mortgage Investors, Inc. Series 2003-F, Class A1 2.919%, 10/25/28(c)	1,662	1,424,304
MLCC Mortgage Investors, Inc. Series 2004-A, Class A1 2.829%, 4/25/29	1,359	1,180,229
Structured Adjustable Rate Mortgage Loan Trust Series 2005-5, Class A3 2.829%, 5/25/35(c)(d)	160	105,570
Series 2005-9, Class 2A1 5.726%, 5/25/35(c)(d)	572	427,035
Washington Mutual Mortgage Pass Through Series 2006-AR11, Class 1A 5.286%, 9/25/46(c)(d)	1,072	730,993
Series 2006-AR11, Class 3A1A 5.246%, 9/25/46(c)(d)	687	468,399
Series 2006-AR4, Class 1A1B 5.266%, 5/25/46(c)(d)	766	499,540
Series 2007-OA1, Class A1A 5.026%, 2/25/47(c)(d)	1,350	928,214

		11,155,128

Non-Agency ARMS – 1.8%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.395%, 2/25/36(a)(d)	2,092	1,464,057
Series 2007-1, Class 21A1 5.731%, 1/25/47(a)(d)	2,918	2,042,819
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.11%, 5/25/35(a)(d)	1,506	1,445,558
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 6.22%, 5/25/36(a)(d)	880	601,740
Residential Funding Mortgage Securities, Inc. Series 2005-SA3, Class 3A 5.242%, 8/25/35(a)	1,475	1,429,335

		6,983,509

Non-Agency Fixed Rate – 1.7%
American Home Mortgage Investment Trust Series 2004-3, Class MF1 5.35%, 10/25/34*	1,690	599,780

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2006-AB2, Class A7 5.961%, 6/25/36(d)	$759	$758,913
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.078%, 6/26/35(b)	841	829,202
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36(d)	1,051	1,007,883
Nomura Asset Acceptance Corp. Series 2006-WF1, Class A2 5.755%, 6/25/36(d)	2,980	3,012,152
Structured Asset Securities Corp. Series 2006-RM1, Class AIO 5.00%, 8/25/46(b)(e)	3,738	656,420

		6,864,350

Agency Floating Rate – 0.2%
Freddie Mac Reference REMIC Series 2006-R008, Class FK 3.218%, 7/15/23(c)	933	917,826

Agency Fixed Rate – 0.2%
Government National Mortgage Association Series 2006-51, Class IO 0.958%, 8/16/46(e)	11,690	592,907

Total CMOs (cost $35,122,152)		26,513,720

AGENCIES – 3.1%
Agency Debentures – 3.1%
Federal Home Loan Bank 3.625%, 12/17/10 (cost $12,379,724)	12,000	12,323,868

INFLATION – LINKED SECURITIES – 2.0%
U.S. Treasury Notes 3.875%, 1/15/09 (TIPS) (cost $7,727,705)	7,670	7,947,175

SHORT-TERM INVESTMENTS – 15.7%
Agency Discount Notes – 10.6%
Federal Home Loan Bank Discount Notes Zero Coupon, 4/01/08	22,500	22,500,000
Zero Coupon, 4/11/08	19,500	19,488,408

		41,988,408

18	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Commercial Paper – 5.1%
General Electric Capital Corp. 2.66%, 6/09/08	$10,000	$9,982,750
State Street Bank 1.00%, 4/23/08	10,000	9,986,250

		19,969,000

Total Short-Term Investments (cost $61,957,408)		61,957,408

Total Investments – 99.1% (cost $406,493,871)(f)		391,412,460
Other assets less liabilities – 0.9%		3,664,967

Net Assets – 100.0%		$395,077,427

FINANCIAL FUTURES CONTRACTS

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	449	June 2008	$95,876,833	$96,380,656	$503,823
U.S. T-Note 5 Yr Futures	446	June 2008	50,441,028	50,948,531	507,503

Sold Contracts
U.S. T-Note 10 Yr Futures	337	June 2008	38,531,116	40,087,203	(1,556,087)

					$(544,761)

*	Illiquid security.

(a)	Variable rate coupon, rate shown as of March 31, 2008.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, the aggregate market value of these securities amounted to $22,922,667 or 5.8% of net assets.

(c)	Floating Rate Security. Stated interest rate was in effect at March 31, 2008.

(d)	Fair valued.

(e)	IO – Interest Only

(f)	At March 31, 2008, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $4,317,561 and gross unrealized depreciation of investments was $19,398,972, resulting in net unrealized depreciation of $15,081,411 (excluding futures transactions).

The Portfolio currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of March 31, 2008, the Portfolio’s total exposure to subprime investments was 11.7%. These investments are valued in accordance with the Fund’s Valuation Policies (see Note A.1 for additional details).

Glossary:

TIPS – Treasury Inflation Protected Security

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	19

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

March 31, 2008 (Unaudited)

Assets
Investments in securities at value	$391,412,460
Cash in bank	1,020,377 (a)
Receivables:
Interest	3,318,019
Capital shares sold	515,098
Margin due from broker on futures contracts	69,390

Total assets	396,335,344

Liabilities
Payables:
Dividends to shareholders	297,718
Capital shares redeemed	653,606
Management fee	151,134
Transfer Agent fee	5,240
Distribution fee	31,922
Shareholder servicing fee	27,726
Accrued expenses	90,571

Total liabilities	1,257,917

Net Assets	$395,077,427

Cost of investments	$406,493,871

Net Assets Consist of:
Capital stock, at par*	$33,315
Additional paid-in capital	427,670,323
Undistributed net investment income/(excess distributions)	(854,784)
Accumulated net realized loss on investment transactions	(16,145,255)
Unrealized depreciation of investments and futures transactions	(15,626,172)

$395,077,427

(a)	An amount equivalent to U.S. $83,340 has been segregated to collateralize margin requirements for the open futures contracts at March 31, 2008.

*	The Sanford C Bernstein Fund, Inc., has authorized 8.4 billion shares of common stock with par value of $.001 per share.

See notes to financial statements.

20	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Statement of Assets & Liabilities

Calculation of Maximum Offering Price

Short Duration Plus Class Shares
Net Assets	$325,274,187
Shares of capital stock outstanding	27,429,033

Net asset value and offering price per share	$11.86

Short Duration Class A Shares
Net Assets	$46,408,751
Shares of capital stock outstanding	3,912,875

Net asset value and redemption price per share	$11.86
Sales charge — 4.25% of public offering price	0.53

Maximum offering price	$12.39

Short Duration Class B Shares
Net Assets	$9,269,009
Shares of capital stock outstanding	781,641

Net asset value and offering price per share	$11.86

Short Duration Class C Shares
Net Assets	$14,125,480
Shares of capital stock outstanding	1,191,629

Net asset value and offering price per share	$11.85

See notes to financial statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	21

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

March 31, 2008 (unaudited)

Investment Income
Income:
Interest	$9,353,631

Total income		$9,353,631

Expenses:
Management fee (see Note 2A)	898,145
Shareholder servicing fee	165,134
Custodian fee	83,641
Transfer Agent fee—Non-Retail Class	29,104
Transfer Agent fee—Class A	26,166
Transfer Agent fee—Class B	6,515
Transfer Agent fee—Class C	9,270
Distribution fees—Class A	60,065
Distribution fees—Class B	49,856
Distribution fees—Class C	70,929
Registration fees	59,475
Printing fees	14,476
Auditing and tax fees	9,080
Directors’ fees and expenses	4,599
Legal fees	3,014
Miscellaneous	10,283

Total expenses	1,499,752
Less: expense offset arrangement	(1,351)

Net expenses		1,498,401

Net investment income		7,855,230

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Futures transactions		909,926
Investment transactions		(2,885,142)

Net realized loss on investment transactions		(1,975,216)

Net decrease in unrealized appreciation/(depreciation) of Investments and futures		(10,092,966)

Net realized and unrealized loss on investment transactions		(12,068,182)

Net decrease in net assets resulting from operations		$(4,212,952)

See notes to financial statements.

22	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Statement of Operations

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30, 2007
Increase (Decrease) in Net Assets from Operations:
Net investment income	$7,855,230	$18,667,226
Net realized gain (loss) on investment transactions	(1,975,216)	2,048,426
Decrease in unrealized appreciation/(depreciation) of investments	(10,092,966)	(3,787,309)

Net increase (decrease) in net assets resulting from operations	(4,212,952)	16,928,343

Dividends to Shareholders:
Dividends from net investment income
Short Duration Plus Class	(7,079,875)	(16,481,134)
Class A	(791,939)	(1,603,458)
Class B	(163,539)	(486,712)
Class C	(232,211)	(577,007)

Total dividends to shareholders	(8,267,564)	(19,148,311)

Capital-Share Transactions
Net proceeds from sales of shares	88,927,033	154,381,767
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	3,551,046	8,321,266

Total proceeds from shares sold	92,478,079	162,703,033
Cost of shares redeemed	(90,193,188)	(204,534,259)

Increase (decrease) in net assets from capital-share transactions	2,284,891	(41,831,226)

Net decrease in net assets	(10,195,625)	(44,051,194)
Net Assets:
Beginning of period	405,273,052	449,324,246

End of period(b)	$395,077,427	$405,273,052

(b) Includes excess distributions of:	$(854,784)	$(442,450)

See notes to financial statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	23

Statements of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2008 (unaudited)

NOTE 1.

Organization and Significant Accounting Policies

The AllianceBernstein Short Duration Class A, B and C shares are shares of Short Duration Plus Portfolio (the “Portfolio”) of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund is currently comprised of 12 series each with its own investment objectives. The Short Duration Plus Portfolio commenced offering AllianceBernstein Short Duration Class A, Class B and Class C Shares on May 21, 2003 and Class R Shares on February 17, 2004 (collectively, “Short Duration Retail Classes”) in addition to the existing Short Duration Plus Class shares (the “Plus Class”). As of February 23, 2005, the Class R shares are no longer offered to shareholders. These financial statements include only the Short Duration Retail Classes. The financial highlights of the Plus Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid

24	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

B. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

C. Futures Contracts

Upon entering into a futures contract, the Portfolio is required to deposit cash or to pledge securities and maintain as collateral an initial margin with the broker equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments, which are dependent on the daily fluctuations in the market value of the underlying index or security, are made or received by the Portfolio each day (daily variation margin) or at other intervals as is required. The aggregate of these payments or receipts through the expiration of the futures contract is recorded for book purposes as unrealized gains or losses by the Portfolio. If the Portfolio enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	25

Notes to Financial Statements

D. Taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal income taxes to the extent that all of its income is distributed. The Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains, and net unrealized appreciation/depreciation as such income and/or gains are earned.

E. Repurchase Agreements

The Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receive delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value. The Portfolio segregates cash and marketable securities at least equal in value to its purchase commitment for when-issued or delayed-delivery securities, and segregates portfolio securities on a delayed-delivery basis.

G. Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying financial statements. Certain other differences — permanent differences — arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

26	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

H. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to the Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

I. Interest Rate Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of October 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Prior to October 1, 2003, these interim payments were reflected within interest income/expense in the statements of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

J. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the six months ended March 31, 2008, the Portfolio had not entered into any reverse repurchase agreement.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	27

Notes to Financial Statements

K. Mortgage-Backed Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and such Portfolio’s simultaneously contracting to repurchase similar securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. In consideration for entering into the commitment to repurchase the Portfolio is compensated by “fee income”, which is received when the Portfolio enters into the commitment. Such fee income is recorded as deferred income and accrued by the Portfolio over the roll period. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of the Portfolio’s assets, places purchase and sales orders and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

The Portfolio pays the Adviser an investment management fee at an annualized rate of .45% of the first $750 million and .40% of the Portfolios average daily net assets over $750 million. The fee is accrued daily and paid monthly.

Prior to November 1, 2007, the Portfolio paid the Adviser an investment management fee at an annualized rate of 0.50% of the first $250 million, 0.45% of the next $500 million, and 0.40% of the Portfolio’s average daily net assets over $750 million.

B. Transfer Agency Agreement; Shareholder Servicing Agreement

Under a Transfer Agency Agreement between the Fund, on behalf of the Short Duration Retail Classes and AllianceBernstein Investor Services, Inc. (“ABIS”), the Short Duration Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $15,611 for the six months ended March 31, 2008.

For the six months ended March 31, 2008, the expenses for the Short Duration Retail Classes were reduced under an expense offset arrangement with ABIS by $1,351.

28	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolio (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Plus Class Shares of the Portfolio. Under the agreement, the fee payable by the Plus Class share for services under this agreement is an annual rate of ..10 of 1% of the average daily net assets of the Portfolio during the month.

C. Distribution Arrangements — Short Duration Plus Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Plus Class shares of the Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Plus Class shares of the Portfolio. This agreement does not apply to the Short Duration Retail Classes of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly-owned subsidiary of the Adviser.

D. Distribution Arrangements — Short Duration Retail Classes

The Short Duration Retail Classes of the Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each such class pays distribution services fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A and 1% of the Class B and Class C shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Portfolio that it has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $198,944 and $693,449 for Class B and Class C shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s Short Duration Retail Class shares.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	29

Notes to Financial Statements

E. Other Transactions with Affiliates

Class A shares of the Portfolio are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Distributor has advised the Portfolio that it has retained front-end sales charges of $686 from the sales of Class A shares and received $810, $1,854, and $3,169 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended September 30, 2007.

NOTE 3.

Investment Security Transactions

Purchases and Sales

For the period from October 1, 2007 through March 31, 2008 the Portfolio had purchase and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$91,715,449	$87,273,238
U.S. government securities	70,676,300	109,903,289

NOTE 4.

Distributions to Shareholders

The tax character of distributions to be paid for the year ended September 30, 2008 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended September 30, 2007 and September 30, 2006, were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$19,148,311	$19,010,130

Total distributions paid	$19,148,311	$19,010,130

30	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

As of September 30, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Ordinary income	$74,380
Accumulated capital and other gains (losses)(a)	(14,108,980)
Unrealized appreciation/(depreciation)(b)	(5,543,396)

Total accumulated earnings/(deficit)(c)	$(19,577,996)

(a)

On September 30, 2007, the Portfolio had a net capital loss carry forward of $3,594,854 which expires in the year 2013, $6,491,604 which expires in the year 2014 and $4,022,522 which expires in the year 2015. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended September 30, 2007, the Fund deferred to October 1, 2006 post October capital losses of $50,869.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, straddles and swap income (loss) accrual.

(c)	The difference between the book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to current year dividends payable and post October loss deferrals.

NOTE 5.

Risk Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk — Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Indemnification Risk — In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE 6.

Risks Involved in Futures Contracts

The Portfolio may purchase or sell financial futures contracts for the purpose of hedging their portfolios against adverse effects of anticipated movements in the market. Financial futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. dollars of a foreign currency. The contract amounts reflect the extent of the

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	31

Notes to Financial Statements

Portfolio’s involvement and risk of loss in these financial instruments. A Portfolio’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio’s activities in futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks.

NOTE 7.

Capital-Share Transactions

The Fund has authorized 8.4 billion shares of common stock, par value $0.001 per share, of which, at March 31, 2008, 8.1 billion are divided into 12 Portfolios. It has allocated 1 billion shares to the Portfolio, divided evenly into the five classes (including Class R shares which are not currently being offered). Share transactions for the six months ended March 31, 2008 and the year ended September 30, 2007, were as follows:

	Shares		Amount
	Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30, 2007

Short Duration Plus Class
Shares sold	5,355,484	9,632,290	$65,010,922	$118,513,609

Shares issued to shareholders on reinvestment of dividends	209,110	495,875	2,539,411	6,095,997

Shares redeemed	(5,853,940)	(12,956,393)	(71,230,954)	(159,402,421)

Net decrease	(289,346)	(2,828,228)	(3,680,621)	(34,792,815)

Beginning of period	27,718,379	30,546,607	353,530,518	388,323,333

End of period	27,429,033	27,718,739	$349,849,897	$353,530,518

Short Duration Class A Shares
Shares sold	1,509,749	2,395,427	$18,326,362	$29,459,696

Shares issued to shareholders on reinvestment of dividends	59,016	111,647	716,454	1,355,765

Shares converted from Class B	57,511	93,308	697,693	1,148,471

Shares redeemed	(1,017,011)	(2,351,422)	(12,380,553)	(28,889,134)

Net increase (decrease)	609,265	248,960	7,359,956	3,074,798

Beginning of period	3,303,610	3,054,650	43,364,922	40,290,124

End of period	3,912,875	3,303,610	$50,724,878	$43,364,922

32	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

	Shares		Amount
	Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30, 2007

Short Duration Class B Shares
Shares sold	172,693	162,451	$2,099,615	$1,997,861

Shares issued to shareholders on reinvestment of dividends	11,662	31,879	141,686	383,704

Shares converted to Class A	(57,523)	(93,322)	(697,693)	(1,148,471)

Shares redeemed	(226,839)	(592,633)	(2,748,836)	(7,281,768)

Net decrease	(100,007)	(491,625)	(1,205,228)	(6,048,674)

Beginning of period	881,648	1,373,273	12,319,444	18,368,118

End of period	781,641	881,648	$11,114,216	$12,319,444

Short Duration Class C Shares
Shares sold	230,186	265,561	$2,792,441	$3,262,130

Shares issued to shareholders on reinvestment of dividends	12,640	40,096	153,495	485,800

Shares redeemed	(258,587)	(636,641)	(3,135,152)	(7,812,465)

Net decrease	(15,761)	(330,984)	(189,216)	(4,064,535)

Beginning of period	1,207,390	1,538,374	16,203,645	20,268,180

End of period	1,191,629	1,207,390	$16,014,429	$16,203,645

NOTE 8.

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	33

Notes to Financial Statements

Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the Alliance-Bernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE 9.

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would

34	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On March 31, 2008, the Portfolios implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

NOTE 10.

Subsequent Event

On April 10, 2008, the Board of Directors of the Fund approved an increase in the number of authorized shares of the Diversified Municipal Class of the Diversified Municipal Portfolio in the amount of 400 million and an increase in the number of authorized shares of the New York Municipal Class of the New York Municipal Portfolio in the amount of 200 million. Accordingly, as of April 23, 2008, the Fund has authorized 9 billion shares of common stock, par value $0.001 per share, of which 8.7 billion are divided into 12 Portfolios.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	35

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30,	Period Ended September 30, 2003(a)
2007	2006	2005	2004

Net asset value, beginning of period	$12.24	$12.31	$12.39	$12.67	$12.84	$12.87

Income From Investment Operations
Investment income, net†	.22	.51	.45	.33	.27	.08
Net realized and unrealized loss on investment transactions	(.36)	(.05)	(.06)	(.24)	(.13)	(.03)

Total from investment operations	(.14)	.46	.39	.09	.14	.05

Less Dividends and Distributions
Dividends from taxable net investment income	(.24)	(.53)	(.47)	(.36)	(.29)	(.08)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.01)	(.02)	– 0	–

Total dividends and distributions	(.24)	(.53)	(.47)	(.37)	(.31)	(.08)

Net asset value, end of period	$11.86	$12.24	$12.31	$12.39	$12.67	$12.84

Total return(b)	(1.16)%	3.80%	3.23%	.77%	1.03%	.48%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$46,409	$40,444	$37,595	$42,602	$58,793	$92,075
Average net assets (000’s omitted)	$40,044	$37,096	$38,239	$50,872	$79,399	$56,063
Ratio of expenses to average net assets	.99	%*	.98%	1.03	%(c)	1.02%	1.03%	.91	%*
Ratio of expenses to average net assets excluding interest	.99	%*	.98%	1.03	%(c)	1.02%	1.01%	.91	%*
Ratio of net investment income to average net assets	3.75	%*	4.21%	3.63	%(c)	2.61%	2.06%	1.81	%*
Portfolio turnover rate	46%	127%	157%	220%	359%	283%

See footnote summary on page 38.

36	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30,	Period Ended September 30, 2003(a)
2007	2006	2005	2004

Net asset value, beginning of period	$12.24	$12.31	$12.39	$12.67	$12.84	$12.87

Income From Investment Operations
Investment income, net†	.19	.43	.36	.24	.17	.05
Net realized and unrealized loss on investment transactions	(.37)	(.06)	(.05)	(.24)	(.12)	(.03)

Total from investment operations	(.18)	.37	.31	.00	.05	.02

Less Dividends and Distributions
Dividends from taxable net investment income	(.20)	(.44)	(.39)	(.27)	(.20)	(.05)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.01)	(.02)	– 0	–

Total dividends and distributions	(.20)	(.44)	(.39)	(.28)	(.22)	(.05)

Net asset value, end of period	$11.86	$12.24	$12.31	$12.39	$12.67	$12.84

Total return(b)	(1.50)%	3.09%	2.55%	.05%	.32%	.24%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,269	$10,791	$16,899	$27,964	$44,281	$34,311
Average net assets (000’s omitted)	$9,971	$13,539	$22,110	$36,245	$39,445	$16,797
Ratio of expenses to average net assets	1.69	%*	1.68%	1.73	%(c)	1.72%	1.75%	1.64	%*
Ratio of expenses to average net assets excluding interest	1.69	%*	1.68%	1.73	%(c)	1.72%	1.73%	1.64	%*
Ratio of net investment income to average net assets	3.07	%*	3.48%	2.91	%(c)	1.90%	1.34%	1.13	%*
Portfolio turnover rate	46%	127%	157%	220%	359%	283%

See footnote summary on page 38.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	37

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30,	Period Ended September 30, 2003(a)
2007	2006	2005	2004

Net asset value, beginning of period	$12.23	$12.30	$12.38	$12.66	$12.84	$12.87

Income From Investment Operations
Investment income, net†	.19	.43	.36	.24	.17	.05
Net realized and unrealized loss on investment transactions	(.37)	(.06)	(.05)	(.24)	(.13)	(.03)

Total from investment operations	(.18)	.37	.31	.00	.04	.02

Less Dividends and Distributions
Dividends from taxable net investment income	(.20)	(.44)	(.39)	(.27)	(.20)	(.05)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.01)	(.02)	– 0	–

Total dividends and distributions	(.20)	(.44)	(.39)	(.28)	(.22)	(.05)

Net asset value, end of period	$11.85	$12.23	$12.30	$12.38	$12.66	$12.84

Total return(b)	(1.51)%	3.09%	2.54%	.05%	.25%	.24%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,125	$14,772	$18,923	$24,096	$39,581	$32,929
Average net assets (000’s omitted)	$14,186	$15,989	$20,279	$31,428	$36,998	$18,054
Ratio of expenses to average net assets	1.69	%*	1.69%	1.74	%(c)	1.72%	1.74%	1.63	%*
Ratio of expenses to average net assets excluding interest	1.69	%*	1.69%	1.74	%(c)	1.72%	1.72%	1.63	%*
Ratio of net investment income to average net assets	3.06	%*	3.49%	2.93	%(c)	1.90%	1.35%	1.11	%*
Portfolio turnover rate	46%	127%	157%	220%	359%	283%

*	Annualized.

†	Based on average shares outstanding.

(a)	Commenced distribution on May 21, 2003.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

38	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Financial Highlights

BOARD OF DIRECTORS

Rosalie Wolf(1), Chairman

Marilyn G. Fedak, President

Irwin Engelman(1)(2)

Bart Friedman(1)(3)

William Kristol(1)(3)

Donald K. Peterson(1)(3)

Thomas B. Stiles, II(1)(3)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Ave. New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

(3)	Member of the Governance, Nominating and Compensation Committee.

†	For the Retail Classes only.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	39

Board of Directors

BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENTS

The Fund’s Directors who are not interested persons of the Fund (the “Independent Directors”) unanimously approved the continuance of the Investment Management Agreement between the Sanford C. Bernstein Fund (the “Fund”), on behalf of each of its portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 25, 2007.

The process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser commenced following receipt by the Adviser of a letter dated September 10, 2007, from counsel to the Independent Directors. The letter contained a preliminary list of information required by the Independent Directors to conduct their annual review. The Directors received and evaluated extensive materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2007. In addition, the Independent Directors received materials prepared by the Senior Officer, as described below. On September 26, 2007, the Directors held an in-person meeting to begin their review of the Investment Management Agreement. Following that meeting, the Independent Directors received a proposal from the Adviser which, at the request of the Independent Directors, included additional breakpoints to the investment management fee rates for the Tax-Managed International Portfolio, the Emerging Markets Portfolio and the Intermediate Duration Portfolio and a reduction in the advisory fee rates for the U.S. Government Short Duration and Short Duration Plus Portfolios. The Directors discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer. On October 25, 2007, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement and the proposal from the Adviser. The Board approved the advisory fee rate structure shown below under “Advisory Fee Rate Schedule.”

In approving the continuation of the Investment Management Agreement for an additional annual term with the revised fee schedule, the Board of Directors considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuance of the Investment Management Agreement would be in the best interests of each respective Portfolio.

The Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No

40	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Board’s Consideration of Investment Management Arrangements

single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement as amended, including the fees to be charged for services thereunder.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data. Where applicable, the Board considered similarities and differences between each Portfolio and the other funds in its respective peer group. The Senior Officer also performed analyses of the advisory fees based upon hypothetical fee structures and asset levels, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates offered, to other clients advised by the Adviser.

On the basis of its review and consideration of the proposed fees as described above, the Board concluded that the fees shown below under “Advisory Fee Schedule Effective November 1, 2007” were reasonable.

Nature, Extent and Quality of Services

The Directors, including the Independent Directors, considered their knowledge of the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience and the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Fund. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Fund and the background and experience of the Adviser’s senior management. The Board also reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio. The Board considered the allocation of responsibilities as well as the factors which impacted the making and implementing of investment decisions for the Portfolios. The Board then reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Fund and noted that such staff was sufficient to ensure a high level of quality service to the Fund.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	41

Board’s Consideration of Investment Management Arrangements

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index (the Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios). The Board was provided with performance data versus each Portfolio’s peer group, both before and after fees for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2007 (“relevant periods”) and versus each Portfolio’s appropriate benchmark index, after fees, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2007. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Lipper. The Directors also receive detailed comparative performance information for the Fund’s Portfolios at each regular Board meeting during the year.

The Board noted that the duration of each of the fixed-income Portfolios is shorter than the implied duration of the funds in the Portfolios’ peer categories. These differences have a substantial effect on the performance of the fixed-income Portfolios compared to those of their benchmark indices and peer groups.

The Board concluded that it was satisfied with the nature, quality and extent of the services provided by the Adviser.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Fund. The materials provided to the Independent Directors included a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2005 and 2006 which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The Directors also received a presentation from the independent consultant which reviewed the Adviser’s methods of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Fund was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the

42	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Board’s Consideration of Investment Management Arrangements

Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. Experienced counsel provided guidance to the Directors on economies of scale.

The Board concluded that any economies of scale were appropriately being shared in light of, among other things, each Portfolio’s breakpoint arrangements as currently in effect or as revised as described below.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account not only the advisory fees payable by the Portfolios, but also so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, transfer agency fees paid by the retail share classes of certain Portfolios to a wholly owned subsidiary of the Adviser and brokerage commissions paid by certain Portfolios to brokers affiliated with the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board concluded that the advisory fee rates for the Short Duration Plus, U.S. Government Short Duration, Intermediate Duration, Tax-Managed International and Emerging Markets Portfolios should be amended as follows and, subject to those amendments, the Independent Directors determined to approve the continuation of the Investment Management Agreement for those Portfolios for an additional annual term:

	Advisory Fee Schedule Effective November 1, 2007	Previous Advisory Fee Schedule
Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million	0.50% of the first $250 million; 0.45% of assets in excess of $250 million up to, but not exceeding $750 million; 0.40% in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; .40% of assets in excess of $750 million	0.50% of the first $250 million; 0.45% of assets in excess of $250 million up to, but not exceeding $750 million; 0.40% in excess of $750 million

Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	43

Board’s Consideration of Investment Management Arrangements

	Advisory Fee Schedule Effective November 1, 2007	Previous Advisory Fee Schedule
Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion	1.175% of the first $1 billion; 1.05% of assets in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% of assets in excess of $3 billion

For the Short Duration California Municipal, Short Duration New York Municipal, Short Duration Diversified Municipal, California Municipal, New York Municipal, Diversified Municipal and International Portfolios, the Independent Directors determined to approve the continuation of the Investment Management Agreement, without change to these Portfolios’ fee schedules (set forth below), for an additional annual term:

Advisory Fee Schedule
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% of assets in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% of assets in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% of assets in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% of assets in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion

44	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Board’s Consideration of Investment Management Arrangements

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

This is a summary of the evaluation prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

1	It should be noted that the Senior Officer’s evaluation was completed on October 17, 2007.

2	Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Advisor Class shares of the Portfolios unless otherwise indicated.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	45

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement:

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[3]
Tax-Managed International Portfolio	First $1 billion	0.925%
International Portfolio	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Excess of $8 billion	0.650%

Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Excess of $3 billion	0.900%

U.S. Government Short Duration Portfolio	First $250 million	0.500%
Short Duration Plus Portfolio	Next $500 million	0.450%
	Excess of $750 million	0.400%

Short Duration California Municipal Portfolio	First $750 million	0.450%
Short Duration Diversified Municipal Portfolio	Excess of $750 million	0.400%
Short Duration New York Municipal Portfolio

Intermediate Duration Portfolio	First $1 billion	0.500%
California Municipal Portfolio	Next $2 billion	0.450%
Diversified Municipal Portfolio	Next $2 billion	0.400%
New York Municipal Portfolio	Excess of $5 billion	0.350%

3	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

46	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

The Portfolios’ net assets on September 30, 2007 are set forth below:

Portfolio	Net Assets ($MM)
Tax-Managed International Portfolio	$9,509.3
International Portfolio	$4,403.7
Emerging Markets Portfolio	$3,231.5
U.S. Government Short Duration Portfolio	$81.2
Short Duration Plus Portfolio	$407.0
Intermediate Duration Portfolio	$5,064.2
Short Duration California Municipal Portfolio	$80.6
Short Duration Diversified Municipal Portfolio	$251.5
Short Duration New York Municipal Portfolio	$111.6
California Municipal Portfolio	$1,427.6
Diversified Municipal Portfolio	$4,740.7
New York Municipal Portfolio	$1,787.6

Set forth below are the Portfolios’ total expense ratios, annualized for the period from October 1, 2006 through June 30, 2007:

Portfolio	Total Expense Ratio			Fiscal Year End
Tax-Managed International Portfolio	Advisor Class A Class B Class C	1.12 1.40 2.09 2.10	% % % %	September 30

International Portfolio	Advisor Class A Class B Class C	1.18 1.46 2.16 2.17	% % % %	September 30

Emerging Markets Portfolio	Advisor	1.528%		September 30

U.S. Government Short Duration Portfolio	Advisor	0.77%		September 30

Short Duration Plus Portfolio	Advisor Class A Class B Class C	0.65 0.98 1.68 1.69	% % % %	September 30

Intermediate Duration Portfolio	Advisor	0.58%		September 30

Short Duration California Municipal Portfolio[4]	Advisor	0.73%		September 30

Short Duration Diversified Municipal Portfolio[4]	Advisor	0.65%		September 30

Short Duration New York Municipal Portfolio[4]	Advisor	0.69%		September 30

4	The total expense ratios shown are for a period that includes one month of the higher fee schedule (October 2006) in effect for the Short Duration Municipal Portfolios. The total expense ratios of the Short Duration Municipal Portfolios would have been lower had the reduced advisory fee been in effect for the full period.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	47

Portfolio	Total Expense Ratio			Fiscal Year End
California Municipal Portfolio	Advisor Class A Class B Class C	0.62 0.92 1.62 1.62	% % % %	September 30

Diversified Municipal Portfolio	Advisor Class A Class B Class C	0.58 0.87 1.57 1.57	% % % %	September 30

New York Municipal Portfolio	Advisor Class A Class B Class C	0.61 0.90 1.60 1.60	% % % %	September 30

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

48	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and the legal and reputation risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolios.5 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2007 net assets.

Portfolio	Net Assets 09/30/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$9,509.3	International Style Blend 80 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.403%	0.795%

International Portfolio	$4,403.7	International Style Blend 80 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.407%	0.862%

Emerging Markets Portfolio	$3,231.5	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.803%	1.062%

U.S. Government Short Duration Portfolio[6]	$81.2	Low Duration 45 bp on 1st $30 million 18 bp on the balance Minimum account size: $25m	0.280%	0.500%

Short Duration Plus Portfolio	$407.0	Low Duration 45 bp on 1st $30 million 18 bp on the balance Minimum account size: $25m	0.200%	0.481%

5	The adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiable vary based upon each client relationship.

6	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	49

Portfolio	Net Assets 09/30/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Intermediate Duration Portfolio	$5,064.2	U.S. Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.439%

Short Duration California Municipal Portfolio	$80.6	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.225%	0.450%

Short Duration Diversified Municipal Portfolio	$251.5	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $3m	0.178%	0.450%

Short Duration New York Municipal Portfolio	$111.6	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.213%	0.450%

California Municipal Portfolio	$1,427.6	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.194%	0.485%

Diversified Municipal Portfolio	$4,740.7	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.442%

New York Municipal Portfolio	$1,787.6	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.478%

50	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory schedule of these funds, implemented in January 2004, as a result of the Assurance of Discontinuance between the NYAG and the Adviser, contemplates eight categories with almost all of the AllianceBernstein Mutual Funds in each category having the same fee schedule. In addition to the fee schedules of certain of those categories applicable to the Portfolios, set forth below are what would have been the effective fees of the Portfolios had the fee schedules of the AllianceBernstein Mutual Funds been applied to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2007 net assets.

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.653%	0.795%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.707%	0.862%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.727%	1.062%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.500%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.481%

Intermediate Duration Portfolio[7]	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.474%	0.439%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

7	The Adviser also manages Sanford C. Bernstein Fund II — Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a somewhat similar investment style as the Portfolio. SCB II is charged by the Adviser an advisory fee rate 0.50% on the first $1 billion and 0.45% thereafter. SCB II has an expense cap of 0.45%, which effectively reduces the advisory fee. If the Portfolio, which has a total expense ratio of 0.59%, had an expense cap of 0.45%, the Adviser would retain 29.7 basis points of the advisory fee.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	51

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.485%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.426%	0.442%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.478%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[8]
Emerging Markets Portfolio	Emerging Markets Value Class S (Institutional)	0.95%
	Emerging Markets Growth Class A Class S (Institutional)	1.70% 0.90%

8	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

52	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

The Alliance Capital Investment Trust Management mutual funds (“ACITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ACITM mutual funds that have a similar investment style as certain of the Portfolios are set forth below:

Portfolio	ACITM Mutual Fund	ACITM Fee[9]
Tax-Managed International Portfolio	Alliance International Blend[10]	0.30%[11]

International Portfolio	Alliance International Blend[10]	0.30%[11]

Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth[10] Bernstein Emerging Markets Stock A/B Bernstein Emerging Markets Stock F/FB10	0.80% 0.90% 0.80%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families that have a similar investment style as certain of the Portfolios. Set forth below are what would have been the effective advisory fees of the Portfolios had the fee schedule of the sub-advisory relationships been applicable to those Portfolios based on September 30, 2007 net assets and the Portfolios’ advisory fees:

Portfolio		Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	Client #1	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter	0.437%	0.795%

Tax-Managed International Portfolio	Client #2	0.80% on first $25 million 0.65% on next $25 million 0.55% on next $50 million 0.45% on next $100 million 0.40% thereafter	0.403%	0.795%

International Portfolio	Client #3	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter	0.479%	0.862%

9	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on September 25, 2007 by Reuters was ¥114.73 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $8.7 million.

10	This ACITM fund is privately placed or institutional.

11	The fund is offered to three institutional clients that are charged a separate fee for managing their assets in addition to the 0.30%.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	53

Portfolio		Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee	Portfolio Advisory Fee
	Client #4	0.80% on first $25 million 0.65% on next $25 million 0.55% on next $50 million 0.45% on next $100 million 0.40% thereafter	0.407%	0.862%

Emerging Markets Portfolio	Client #5	0.90% on first $65 million 0.75% thereafter	0.753%	1.062%

	Client #6	0.75% on first $50 million 0.55% on next $50 million 0.50% on next $300 million 0.45% thereafter	0.461%	1.062%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included each Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”) at the approximate current asset level of the subject Portfolio.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.13 An EG will typically consist of seven to twenty funds.

12	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

13	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

54	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

The original EGs of all of the Portfolios had an insufficient number of peers, in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded all of the Portfolios’ EGs to include peers with a different load type,14 and for certain Portfolios, a similar but not the same Lipper investment classification/objective. Because Lipper had expanded the Portfolios’ EGs, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”)15 were also expanded to include the universes of peers that had a similar but not the same Lipper investment objective/classification and load type.

Portfolio	Contractual Management Fee (%)	EG Median (%)	EG Rank
Tax-Managed International Portfolio[16]	0.799	0.813	7/14

International Portfolio[16]	0.864	0.881	6/12

Emerging Markets Portfolio	1.076	1.200	5/13

U.S. Government Short Duration Portfolio	0.500	0.490	8/13

Short Duration Plus Portfolio	0.479	0.490	7/16

Intermediate Duration Portfolio	0.441	0.441	7/13

Short Duration California Municipal Portfolio[16]	0.450	0.607	3/10

Short Duration Diversified Municipal Portfolio	0.450	0.451	6/14

Short Duration New York Municipal Portfolio[16]	0.450	0.607	3/8

California Municipal Portfolio[16]	0.486	0.579	4/17

Diversified Municipal Portfolio[16]	0.444	0.434	8/12

New York Municipal Portfolio[16]	0.479	0.570	3/17

14	The EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end load and no-load.

15	Lipper describes an EU as a broader group consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. A “normal” EU will include funds that have the same investment objective/classification as the subject fund. Except for asset size comparability, Lipper uses the same criteria for selecting EG peers when selecting EU peers. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	The Portfolio’s EG was expanded with respect to investment classification/objective by Lipper at the request of the Senior Officer and the Adviser.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	55

Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of their EGs and EUs. The Portfolios’ rankings are also shown. Pro-forma total expense ratios are also shown for the Short Duration Municipal Portfolios (in bold and italicized):17

Portfolio	Expense Ratio (%)[18]	EG Median (%)	EG Rank	EU Median (%)	EU Rank
Tax-Managed International Portfolio[19]	1.152	1.154	7/14	1.338	89/293

International Portfolio[19]	1.202	1.226	6/12	1.337	100/268

Emerging Markets Portfolio	1.580	1.633	6/13	1.616	58/127

U.S. Government Short Duration Portfolio	0.793	0.751	10/13	0.719	34/49

Short Duration Plus Portfolio	0.658	0.800	6/16	0.646	45/74

Intermediate Duration Portfolio	0.597	0.712	2/13	0.742	74/268

Short Duration California Municipal Portfolio[19]	0.806	0.756	6/10	0.725	18/23
Pro-forma	0.756	0.756	6/10	0.725	17/23

Short Duration Diversified Municipal Portfolio	0.701	0.651	9/14	0.600	23/36
Pro-forma	0.651	0.651	8/14	0.600	22/36

Short Duration New York Municipal Portfolio[19]	0.737	0.737	4/8	0.727	13/22
Pro-forma	0.687	0.737	4/8	0.727	11/22

California Municipal Portfolio[19]	0.634	0.746	5/17	0.754	31/134

Diversified Municipal Portfolio[19]	0.595	0.598	6/12	0.679	38/117

New York Municipal Portfolio[19]	0.622	0.746	5/17	0.753	25/135

Except for Short Duration Plus Portfolio, Intermediate Duration Portfolio and Diversified Municipal Portfolio, which have a more favorable ranking on a total expense ratio basis than a contractual management fee basis, and Tax-Managed International Portfolio and International Portfolio, which have equally favorable rankings, the Portfolios have a more favorable ranking on a contractual management fee basis than they do on a total expense ratio basis.

17	Pro-forma shows what the total expense ratio of a Portfolio would have been had changes to the Portfolio’s advisory fee schedule been applicable to the Portfolio for the full fiscal year.

18	Except for pro-forma total expense ratios, the expense ratios are for the most recently completed fiscal year Advisor Class.

19	The Portfolio’s EU was expanded with respect to investment classification/objective by Lipper under standard Lipper guidelines.

56	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser’s finance areas met with the consultant, retained by the Senior Officer to provide independent advice regarding the alignment of the two profitability reporting systems as well as the methodologies and allocations utilized by both profitability reporting systems, to review recent updates to the Adviser’s two profitability reporting systems. The two profitability systems, which are aligned, allow the Adviser’s management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Information regarding the Adviser’s profitability attributable to the Portfolios, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability for providing investment advisory services to the Portfolios increased for nine of the twelve Portfolios during the calendar year 2006 relative to 2005. The Portfolios have a Shareholder Servicing Agreement with the Adviser where the Adviser pays expenses it incurs in providing shareholder servicing to the Portfolios. Under the Shareholder Servicing Agreement, except for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio (the “Equity Portfolios”), which pays 0.25%, the remaining Portfolios, which are primarily invested in fixed income securities (the “Fixed Income Portfolios”), pay 0.10% of the Portfolios’ daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement in the Portfolios’ most recently completed fiscal year:

Portfolio	Shareholder Serving Agreement Fee
Tax-Managed International Portfolio	$17,220,119
International Portfolio	$7,814,037
Emerging Markets Portfolio	$5,078,063
U.S. Government Short Duration Portfolio	$83,170
Short Duration Plus Portfolio	$383,702
Intermediate Duration Portfolio	$3,694,176
Short Duration California Municipal Portfolio	$67,878
Short Duration Diversified Municipal Portfolio	$228,571
Short Duration New York Municipal Portfolio	$113,877
California Municipal Portfolio	$1,073,155
Diversified Municipal Portfolio	$3,309,135
New York Municipal Portfolio	$1,364,506

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	57

opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. Except for Short Duration Plus Portfolio, the retail classes make up a relatively small percentage of each of those Portfolios’ total net assets:

Portfolio	Retail Classes Net Assets 09/30/07 ($MM)	Retail Classes Net Assets as a % of Total Net Assets
Tax-Managed International Portfolio	$12.7	0.13%
International Portfolio	$85.0	1.93%
Short Duration Plus Portfolio	$66.0	16.22%
California Municipal Portfolio	$47.7	3.34%
Diversified Municipal Portfolio	$90.1	1.90%
New York Municipal Portfolio	$65.7	3.68%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $20.4 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20 million.

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:

Portfolio	Amount Received
Tax-Managed International Portfolio	$1,838
International Portfolio	$11,726
Short Duration Plus Portfolio	$3,777
California Municipal Portfolio	$1,609
Diversified Municipal Portfolio	$1,888
New York Municipal Portfolio	$3,860

58	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$27,764	$1,542
International Portfolio	$250,206	$15,111
Short Duration Plus Portfolio	$538,608	$47,952
California Municipal Portfolio	$547,193	$15,064
Diversified Municipal Portfolio	$1,288,761	$61,226
New York Municipal Portfolio	$811,017	$51,989

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent of the retail classes of the Portfolios, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the Portfolios’ most recently completed fiscal year, ABIS received the following net fees from the retail classes of the Portfolios:20

Portfolio	ABIS Fee	Expense Offset
Tax-Managed International Portfolio[21]	$1,785	$54
International Portfolio	$23,976	$1,145
Short Duration Plus Portfolio	$39,964	$2,068
California Municipal Portfolio	$18,000	$610
Diversified Municipal Portfolio	$37,496	$1,658
New York Municipal Portfolio	$22,334	$1,194

Certain of the Portfolios effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with these Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed onto to any SCB client.

20	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account.

21	With respect to Tax-Managed International Portfolio, ABIS voluntarily agreed to waive a portion of its fees in the amount of $16,215.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	59

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,22 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli23 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with higher levels of assets and funds from larger family sizes compared to funds with smaller asset levels and funds from smaller family sizes, which according to the independent consultant is indicative of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds reached higher levels of assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $813 billion as of September 30, 2007, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

22	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

23	The Deli study was originally published in 2002 based on 1997 data.

60	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

The information prepared by Lipper shows the 1, 3, 5, and 10 year performance rankings of the Portfolios24 relative to their Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)25 for the periods ended June 30, 2007. 26

Tax-Managed International Portfolio	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	27.15	27.44	28.23	6/9	167/246
3 year	23.02	22.25	23.14	4/9	92/173
5 year	18.71	18.71	18.03	5/9	54/132
10 year	11.31	10.65	9.56	2/4	15/57

International Portfolio	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	27.03	27.45	28.23	7/10	170/246
3 year	23.12	22.25	23.14	4/9	90/173
5 year	19.03	16.99	18.03	3/9	48/132

Emerging Markets Portfolio	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	46.20	47.35	47.83	8/13	103/165
3 year	43.49	41.78	39.43	3/13	31/129
5 year	38.10	32.31	32.00	2/13	9/109
10 year	14.45	12.55	11.44	2/10	11/56

U.S. Government Short Duration Portfolio	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	5.27	5.42	5.58	12/13	54/61
3 year	3.36	3.55	3.62	12/13	48/58
5 year	3.22	3.24	3.30	8/12	33/53
10 year	4.85	4.93	5.06	7/9	30/38

Short Duration Plus Portfolio	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	5.97	5.93	5.94	8/16	14/33
3 year	3.66	3.77	3.80	12/16	21/30
5 year	3.62	3.60	3.79	8/16	19/29
10 year	5.05	5.09	5.10	7/9	14/22

[24]

The performance rankings are for the Advisor class shares of the Portfolios. It should be noted that the performance returns of the Portfolios shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolios’ performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolios, as reported by the Adviser, are provided instead of Lipper.

25	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

26	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	61

Intermediate Duration Portfolio	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	6.84	6.37	6.48	4/13	89/376
3 year	4.67	4.64	4.49	5/13	120/317
5 year	5.28	5.28	5.11	6/11	99/272
10 year	5.84	6.49	6.18	8/9	123/141

Short Duration California Municipal Portfolio	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	3.89	3.98	4.10	6/7	11/14
3 year	2.73	2.85	3.22	6/7	10/11
5 year	2.52	3.23	3.40	6/6	9/9
10 year	3.54	4.13	4.27	5/5	8/8

Short Duration Diversified Municipal Portfolio	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	3.90	3.99	4.04	9/14	30/41
3 year	2.89	2.91	3.06	8/12	29/38
5 year	2.67	2.77	2.82	7/10	22/29
10 year	3.78	3.85	3.91	5/8	10/17

Short Duration New York Municipal Portfolio	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	3.90	3.91	3.93	3/3	7/10
3 year	2.93	2.87	2.83	1/3	2/10
5 year	2.68	2.79	3.02	3/3	9/9
10 year	3.63	4.12	4.13	3/3	9/9

California Municipal Portfolio	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	4.22	4.20	4.61	2/4	24/29
3 year	3.52	3.51	3.88	2/4	24/29
5 year	3.53	3.61	3.75	3/4	18/26
10 year	4.59	4.71	4.96	3/3	15/15

Diversified Municipal Portfolio	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	4.11	4.54	4.52	10/10	88/106
3 year	3.40	3.98	3.81	10/10	73/93
5 year	3.59	4.07	4.01	9/9	68/77
10 year	4.72	5.21	5.06	7/7	52/57

New York Municipal Portfolio	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	4.25	4.27	4.43	3/3	21/21
3 year	3.56	3.56	3.78	2/3	16/21
5 year	3.72	3.72	3.97	2/3	15/19
10 year	4.75	4.94	5.13	2/2	13/13

62	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolios (in bold)27 versus their benchmarks.28 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.29

	Periods Ending June 30, 2007 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Tax-Managed International Portfolio	25.69	21.57	17.29	9.97	11.13	14.64	0.47	10
MSCI EAFE Index	27.00	22.24	17.73	7.66	9.36	14.82	0.32	10
Inception Date: June 26,1992

International Portfolio	25.51	21.61	17.55	N/A	10.19	13.89	1.04	5
MSCI EAFE Index	27.00	22.24	17.73	N/A	7.50	12.81	1.13	5
Inception Date: April 30, 1999

Emerging Markets Portfolio	43.91	41.18	35.82	12.51	12.69	17.69	1.67	5
MSCI Emerging Markets Index	44.99	38.20	30.25	9.19	10.05	17.42	1.45	5
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	4.42	2.55	2.41	4.07	5.24	1.39	0.21	10
Merrill Lynch 1-3 Year Treasury Index	5.07	2.91	2.77	4.61	5.87	1.52	0.57	10
Inception Date: January 3, 1989

27	The performance returns and risk measures shown in the table are for the Advisor class shares of the Portfolios.

28	The Adviser provided Portfolio and benchmark performance return information for the periods through June 30, 2007. It should be noted that the “since inception” performance return for each of the Portfolios’ benchmarks is from the nearest month-end after each Portfolio’s inception date. In contrast, each of the Portfolios’ since inception returns goes back is from each Portfolio’s actual inception date.

29	Except for one of the benchmarks, which the Senior Officer calculated using standard Lipper methodology, portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	63

	Periods Ending June 30, 2007 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Short Duration Plus Portfolio	5.23	2.97	2.92	4.35	5.57	1.33	0.44	10
Merrill Lynch 1-3 Year Treasury Index	5.07	2.91	2.77	4.61	5.89	1.52	0.57	10
Inception Date: December 12, 1988

Intermediate Duration Portfolio	6.18	4.04	4.65	5.22	6.79	3.19	0.44	10
Lehman Brothers Aggregate Bond Index	6.12	3.98	4.48	6.02	7.37	3.54	0.62	10
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	3.04	1.90	1.70	2.74	3.08	0.82	-1.28	10
Lehman Brothers 1 Year Municipal Bond Index	3.69	2.35	2.14	3.40	3.74	0.84	-0.48	10
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	3.16	2.18	1.96	3.05	3.35	0.85	-0.85	10
Lehman Brothers 1 Year Municipal Bond Index	3.69	2.35	2.14	3.40	3.74	0.84	-0.48	10
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	3.13	2.17	1.92	2.86	3.16	0.83	-1.08	10
Lehman Brothers 1 Year Municipal Bond Index	3.69	2.35	2.14	3.40	3.74	0.84	-0.48	10
Inception Date: October 3, 1994

California Municipal Portfolio	3.54	2.86	2.86	3.91	4.95	2.65	0.06	10
Lehman Brothers 5 Year GO Municipal Index	3.83	2.89	3.24	4.51	5.50	3.04	0.25	10
Inception Date: August 6, 1990

Diversified Municipal Portfolio	3.47	2.78	2.96	4.07	5.20	2.55	0.12	10
Lehman Brothers 5 Year GO Municipal Index	3.83	2.89	3.24	4.51	5.67	3.04	0.25	10
Inception Date: January 17, 1989

64	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

	Periods Ending June 30, 2007 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
New York Municipal Portfolio	3.59	2.91	3.06	4.08	5.25	2.69	0.12	10
Lehman Brothers 5 Year GO Municipal Index	3.83	2.89	3.24	4.51	5.67	3.04	0.25	10
Inception Date: January 17, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 13, 2007

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	65

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

66	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	67

NOTES

68	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SD-0152-0308

SEMI-ANNUAL REPORT

AllianceBernstein Intermediate Municipal Portfolios

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

March 31, 2008

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

May 23, 2008

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Intermediate Municipal Portfolios: California, Diversified and New York (the “Portfolios”) for the semi-annual reporting period ended March 31, 2008.

Investment Objectives and Policies

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the Intermediate California Portfolio, California state taxes and, in the case of the Intermediate New York Portfolio, New York state and local taxes). Under normal circumstances, each of the Portfolios will invest at least 80% of its total assets in municipal securities (and, in the case of the California and New York portfolios, municipal securities issued by the State of California or the State of New York, or their political subdivisions, or otherwise exempt from California or New York state income tax, respectively). The Intermediate Diversified Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state. Each of the Portfolios invests at least 80% of its net assets in municipal securities rated A or better by national rating agencies (or if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each Portfolio seeks to maintain an effective duration between three and one-half to seven years under normal market conditions. Each Intermediate State Portfolio is non-diversified, meaning it can invest more of its assets in a fewer number of issuers. Each Portfolio also may invest in below-investment grade fixed-income securities; forward commitments; certain types of mortgage-related securities; zero coupon municipal securities, and in variable, floating and inverse floating rate municipal securities; preferred stock; and derivatives, such as options, futures, forwards and swaps.

Investment Results

The tables on pages 5-7 show performance for each Portfolio compared to their national benchmark, the Lehman Brothers (LB) 5-Year General Obligation (GO) Municipal Index, for the six- and 12-month periods ended March 31, 2008. Performance for the Portfolios’ peer groups, as represented by the Lipper California Intermediate Municipal Debt Funds Average, the Lipper Intermediate Municipal Debt Funds Average and the Lipper New York Intermediate Municipal Debt Funds Average (collectively, the “Lipper Averages”), has also been included. Funds in the Lipper Averages have generally similar investment objectives to the Portfolios, although some may have different investment policies and sales and management fees.

All three Portfolios’ Class A shares without sales charges underperformed their benchmark for both the six- and 12-month periods ended March 31, 2008. However, each Portfolio outperformed its Lipper Average for the same periods.

Ongoing turmoil in the capital markets has had far-reaching implications — no market has been spared, not even municipals. Within this environment,

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	1

the Portfolios outpaced the performance of their competitors for both the six- and 12-month periods, but underpeformed their high-grade benchmark.

The Portfolios’ underperformance versus their benchmark was primarily due to the concentrated maturity structure of the benchmark, which entirely consists of bonds with maturities of more than four years and less than six years. Intermediate-term, high-grade municipal securities performed well over the six- and 12-month periods ended March 31, 2008, while long-term bonds lost money over both periods as the yield curve steepened. Lower credit-quality bonds also performed poorly as credit spreads widened to levels last seen five years ago during the corporate-bond market crisis. The fact that the Portfolios’ Municipal Bond Investment Team (the “Team”) avoided longer-term bonds by concentrating the maturity structure of the Portfolios helped their performance relative to their peers, as did the fact that the Portfolios held high credit-quality bonds.

Market Review and Investment Strategy

A significant sign of stress in the municipal market was how inexpensive tax-exempt bonds were relative to taxable bonds on March 31, 2008. This was especially true in relation to Treasuries, but municipals were also attractive relative to other types of taxable bonds such as high-grade corporate bonds. On an after-tax basis, municipal bonds provided an extra 1.3% in yield over U.S. Treasuries for clients subject to the top federal income tax rate — the most observed in over 20 years and twice the historical average. The Team believed this was primarily due to market dislocations, which included: the downgrading of bond insurers, problems in auction rate securities (not enough interested bidders willing to purchase these long-term securities), troubles with variable rate demand notes (long-term bonds whose interest rates change with money market interest rates and are payable on demand) and issues with margin calls (investors being called on to cover their purchase of securities with borrowed funds) on leveraged municipal portfolios. Investors appear to have recognized that solving some of these factors could substantially increase the supply of traditional fixed-coupon municipal bonds available for sale. The Team observed a reduction in investor demand and a consequent reduction in the price of municipals.

The increase in credit spreads over the six- and 12-month periods ended March 31, 2008, is consistent with investors’ heightened sense of risk aversion, and has been compounded by the downgrades of bond insurers. The percentage of municipal bonds issued with bond insurance declined from 50% of total new issuance over the last few years to only 25% in the first quarter of 2008, thereby creating a larger supply of lower-rated bonds. There may be opportunities to add income to the Portfolios, but the Team is also seeking to identify bonds which may be stable during this difficult economic period.

2	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, the Team gives consideration to both the insurer and to the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. Certain of the insurance companies that provide insurance for municipal securities pro-

vide insurance for other types of securities, including some involving subprime mortgages. The value of subprime mortgage securities has declined recently and some may default, increasing a bond insurer’s risk of having to make payments to holders of subprime mortgage securities. Because of this risk, the ratings of some insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For a free copy of the Portfolios’ prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) 5-Year General Obligation Municipal Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market with maturities ranging from four to six years. For both the six- and 12-month periods ended March 31, 2008, the Lipper California Intermediate Municipal Debt Funds Average consisted of 43 funds. For the six- and 12-month periods ended March 31, 2008, the Lipper Intermediate Municipal Debt Funds Average consisted of 164 and 158 funds, respectively. For both the six- and 12-month periods ended March 31, 2008, the Lipper New York Intermediate Municipal Debt Funds Average consisted of 33 funds. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Price fluctuations in the Portfolios’ securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolios to decline. Municipal income securities may realize gains; therefore, shareholders will incur a tax liability from time to time. Income may be subject to the alternative minimum tax (and/or state and local taxes in the case of the Intermediate California Municipal Portfolio and Intermediate New York Municipal Portfolio). A municipal security could be downgraded or its issuer could default in payment of principal or interest. If applicable, for bonds that are issued at higher interest rates, the issuer may exercise its right to recall some or all of the outstanding bonds to investors prior to their maturity. Individual state municipal portfolios are non-diversified and subject to geographic risk including greater risk of adverse economic conditions and regulatory changes based on their narrow investment objectives. The Portfolios can invest up to 20% of their assets in non-investment-rated bonds, which are subject to greater risk of loss of principal and interest, as well as the possibility of greater market risk, than higher-rated bonds. While the Portfolios invest principally in bonds and other fixed-income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolios’ prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein Intermediate California Municipal Portfolio
Class A	2.27%	3.98%

Class B	1.99%	3.26%

Class C	1.92%	3.26%

LB 5-Year General Obligation Municipal Index	3.84%	6.17%

Lipper California Intermediate Municipal Debt Funds Average	0.88%	1.94%

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	5

Historical Performance

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein Intermediate Diversified Municipal Portfolio
Class A	2.66%	4.38%

Class B	2.31%	3.66%

Class C	2.31%	3.66%

LB 5-Year General Obligation Municipal Index	3.84%	6.17%

Lipper Intermediate Municipal Debt Funds Average	1.39%	2.61%

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein Intermediate New York Municipal Portfolio
Class A	2.37%	4.14%

Class B	2.02%	3.43%

Class C	2.01%	3.42%

LB 5-Year General Obligation Municipal Index	3.84%	6.17%

Lipper New York Intermediate Municipal Debt Funds Average	1.32%	2.58%

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	7

Historical Performance

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2008
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			2.60%	4.46%
1 Year	3.98%	-0.45%
5 Years	2.76%	1.87%
Since Inception*	3.08%	2.36%

Class B Shares			2.03%	3.48%
1 Year	3.26%	0.26%
5 Years	2.06%	2.06%
Since Inception*	2.38%	2.38%

Class C Shares			2.02%	3.46%
1 Year	3.26%	2.26%
5 Years	2.04%	2.04%
Since Inception*	2.36%	2.36%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2008)
				SEC Returns

Class A Shares
1 Year				-0.45%
5 Years				1.87%
Since Inception*				2.36%

Class B Shares
1 Year				0.26%
5 Years				2.06%
Since Inception*				2.38%

Class C Shares
1 Year				2.26%
5 Years				2.04%
Since Inception*				2.36%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.92%, 1.62% and 1.62% for Class A, Class B and Class C, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 2/1/02 for Class A, Class B and Class C shares.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2008.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2008
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			2.67%	4.32%
1 Year	4.38%	-0.05%
5 Years	2.87%	1.98%
Since Inception*	3.31%	2.59%

Class B Shares			2.10%	3.40%
1 Year	3.66%	0.66%
5 Years	2.15%	2.15%
Since Inception*	2.61%	2.61%

Class C Shares			2.09%	3.38%
1 Year	3.66%	2.66%
5 Years	2.15%	2.15%
Since Inception*	2.59%	2.59%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2008)
				SEC Returns

Class A Shares
1 Year				-0.05%
5 Years				1.98%
Since Inception*				2.59%

Class B Shares
1 Year				0.66%
5 Years				2.15%
Since Inception*				2.61%

Class C Shares
1 Year				2.66%
5 Years				2.15%
Since Inception*				2.59%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.88%, 1.58% and 1.58% for Class A, Class B and Class C, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 2/1/02 for Class A, Class B and Class C shares.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2008.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	9

Historical Performance

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2008
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			2.49%	4.11%
1 Year	4.14%	-0.26%
5 Years	2.88%	1.98%
Since Inception*	3.36%	2.63%

Class B Shares			1.91%	3.15%
1 Year	3.43%	0.43%
5 Years	2.16%	2.16%
Since Inception*	2.64%	2.64%

Class C Shares			1.90%	3.14%
1 Year	3.42%	2.42%
5 Years	2.16%	2.16%
Since Inception*	2.64%	2.64%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2008)
				SEC Returns

Class A Shares
1 Year				-0.26%
5 Years				1.98%
Since Inception*				2.63%

Class B Shares
1 Year				0.43%
5 Years				2.16%
Since Inception*				2.64%

Class C Shares
1 Year				2.42%
5 Years				2.16%
Since Inception*				2.64%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.90%, 1.60% and 1.60% for Class A, Class B and Class C, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 2/1/02 for Class A, Class B and Class C shares.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2008.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 4.

10	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Intermediate California Municipal	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During Period*
Class A
Actual	$1,000	$1,022.71	$4.60
Hypothetical (5% return before expenses)	$1,000	$1,020.45	$4.60
Class B
Actual	$1,000	$1,019.89	$8.13
Hypothetical (5% return before expenses)	$1,000	$1,016.95	$8.12
Class C
Actual	$1,000	$1,019.17	$8.13
Hypothetical (5% return before expenses)	$1,000	$1,016.95	$8.12

(Fund expenses continued on next page)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	11

Fund Expenses

FUND EXPENSES

(continued from previous page)

Intermediate Diversified Municipal	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During Period*
Class A
Actual	$1,000	$1,026.61	$4.21
Hypothetical (5% return before expenses)	$1,000	$1,020.85	$4.19
Class B
Actual	$1,000	$1,023.09	$7.74
Hypothetical (5% return before expenses)	$1,000	$1,017.35	$7.72
Class C
Actual	$1,000	$1,023.08	$7.74
Hypothetical (5% return before expenses)	$1,000	$1,017.35	$7.72

Intermediate New York Municipal	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During Period*
Class A
Actual	$1,000	$1,023.72	$4.65
Hypothetical (5% return before expenses)	$1,000	$1,020.40	$4.65
Class B
Actual	$1,000	$1,020.19	$8.18
Hypothetical (5% return before expenses)	$1,000	$1,016.90	$8.17
Class C
Actual	$1,000	$1,020.13	$8.18
Hypothetical (5% return before expenses)	$1,000	$1,016.90	$8.17
*	Expenses are equal to each Class’ annualized expense ratio, shown in the table below, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one -half year period).

	Annualized Expense Ratio
	Class A	Class B	Class C
Intermediate California Municipal	0.91%	1.61%	1.61%
Intermediate Diversified Municipal	0.83%	1.53%	1.53%
Intermediate New York Municipal	0.92%	1.62%	1.62%

12	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Fund Expenses

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

March 31, 2008 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,477.9

*	All data are as of March 31, 2008. The Portfolio’s state and bond quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments and may vary over time. The bond quality ratings are determined by Standard & Poor’s Rating Services and Moody’s Investors Service. If ratings are not available, the Fund’s Adviser will assign ratings that are considered to be of equivalent quality to such ratings.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	13

Portfolio Summary

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

March 31, 2008 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $5,177.6

*	All data are as of March 31, 2008. The Portfolio’s state and bond quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments and may vary over time. The bond quality ratings are determined by Standard & Poor’s Rating Services and Moody’s Investors Service. If ratings are not available, the Fund’s Adviser will assign ratings that are considered to be of equivalent quality to such ratings.

14	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio Summary

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

March 31, 2008 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,890.4

*	All data are as of March 31, 2008. The Portfolio’s state and bond quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments and may vary over time. The bond quality ratings are determined by Standard & Poor’s Rating Services and Moody’s Investors Service. If ratings are not available, the Fund’s Adviser will assign ratings that are considered to be of equivalent quality to such ratings.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	15

Portfolio Summary

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2008 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.7%
Long-Term Municipal Bonds – 98.3%
California – 78.0%
Anaheim Union High Sch Dist FSA Series A 5.375%, 8/01/19	$5,035	$5,572,788
Antelope Valley Union High Sch Dist MBIA Series A 5.375%, 8/01/19	1,000	1,066,210
Antioch Pub Fin Auth (Muni Fac Proj) MBIA Series B 5.50%, 1/01/16	2,380	2,484,982
Azusa Uni Sch Dist FSA 5.00%, 7/01/24	2,320	2,383,150
Bay Area Infra Fin Auth FGIC 5.00%, 8/01/17	32,350	33,427,255
Bay Area Toll Auth Toll Brdg Rev 5.00%, 4/01/16-4/01/17	9,730	10,621,972
Bay Area Toll Auth Toll Brdg Rev (San Francisco Bay Area) Series F 5.00%, 4/01/12	2,910	3,134,361
California Dept of Transp (Fed Hwy Grant Antic Bds) FGIC Series A 5.00%, 2/01/12-2/01/14	33,515	36,154,967
California Econ Rec Bonds FGIC Series A 5.25%, 1/01/11	12,320	13,131,642
MBIA Series A 5.00%, 7/01/11-7/01/12	9,920	10,696,405
Series A 5.25%, 1/01/11-7/01/12	24,875	26,639,886
California Ed Fac Auth Rev (Univ of the Pacific) 5.50%, 11/01/18	2,190	2,409,526
California Hlth Fac Fin Auth (Catholic Healthcare West) MBIA Series 2004 8.31%, 7/01/25(a)+	3,750	3,750,000
California Infra & Econ Dev Bank AMBAC 5.00%, 10/01/15	1,030	1,107,147

16	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Pub Wks Brd (Ref-Dept Corrctns St Prisons) AMBAC Series A 5.00%, 12/01/19	$2,630	$2,707,296
California Pub Wrks Brd (Ref-Cal St Univ) FGIC 5.00%, 10/01/14	3,740	4,065,642
California Rural Home Mtg Fin Auth SFMR (Mtg-Backed Securities Program) GNMA/FNMA Series A 6.55%, 6/01/30(a)	230	233,627
California Spl Districts Assoc Fin Corp. FSA Series Z 5.50%, 8/01/17	1,000	1,088,830
California St Dept of Wtr Res FSA 5.00%, 5/01/17	21,050	23,058,170
California St Dept of Wtr Res Pwr Sup Rev 5.00%, 5/01/17	1,275	1,380,506
6.00%, 5/01/13-5/01/15	3,760	4,208,889
AMBAC 5.50%, 5/01/13	6,075	6,648,602
FGIC Series A 5.00%, 11/01/24	1,570	1,591,713
California St Dept of Wtr Res Pwr Sup Rev (Prerefunded) AMBAC Series A 5.50%, 5/01/16	2,140	2,381,135
FGIC Series 02A 5.125%, 5/01/18	2,800	3,075,296
California St Dept of Wtr Res Wtr Rev (Prerefunded) FSA Series W 5.25%, 12/01/22	260	284,380
California St Dept of Wtr Res Wtr Rev (Sys Central Vy Proj) FGIC Series Y 5.25%, 12/01/18	5,000	5,326,950
MBIA Series AC 5.00%, 12/01/16	7,400	7,999,252
California St GO 5.00%, 4/01/11-2/01/33	65,525	70,708,252
5.25%, 2/01/11-10/01/20	37,640	40,488,984
AMBAC 5.00%, 11/01/16	5,315	5,802,386
6.00%, 2/01/17	5,470	6,276,606

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	17

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

FSA 5.00%, 8/01/16	$1,825	$1,991,878
FSA-CR 5.00%, 5/01/12	1,040	1,123,814
MBIA 5.00%, 7/01/15-8/01/24	16,275	17,724,544
5.25%, 7/01/13	16,245	17,922,784
California St GO (Prerefunded) 5.25%, 9/01/18-9/01/20	3,965	4,230,731
California St GO (Various Purposes) 5.00%, 3/01/12-3/01/14	25,940	27,729,181
California St Pub Wks Brd FGIC 5.00%, 9/01/16	1,505	1,629,418
California St Univ Rev (Ref Systemwide) AMBAC Series B 5.00%, 11/01/14	3,575	3,922,776
California Statewide CDA (Kaiser Permanente) Series E 3.875%, 4/01/32(a)	3,270	3,323,072
California Statewide Comnty Dev Auth (Catholic Healthcare Ctr) MBIA Series 2007 6.00%, 7/01/31(a)+	5,000	5,000,000
California Statewide Comnty Dev Auth (Catholic Healthcare West) ASSURED GTY 7.69%, 7/01/41(a)+	7,325	7,325,000
California Statewide Comnty Dev Auth (Catholic Hlth Care West) MBIA 7.97%, 7/01/31(a)+	2,675	2,675,000
California Statewide Comnty Dev Auth (Los Angeles Jewish House for the Aging) 4.50%, 11/15/13	1,000	1,020,990
California Statewide Comnty Dev Auth (Redlands Comnty Hosp) RADIAN Series A 5.00%, 4/01/12-4/01/13	3,485	3,668,348
California Statewide Comnty Dev Auth (Ref-Southern Calif Ed Co) XLCA Series B 4.10%, 4/01/28(a)	14,055	13,992,174

18	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Statewide Comnty Dev Auth (Uni Hlth America) AMBAC 5.60%, 10/01/11	$53,800	$56,903,184
Castaic Lake Wtr Agy (Ref-Wtr Sys Impr Proj) MBIA Series A 7.25%, 8/01/08	1,510	1,537,210
Chaffey Comnty Coll Dist (Election of 2002) MBIA Series B 5.00%, 6/01/25	1,440	1,449,374
Chula Vista CFD Spl Tax (No. 06-1 Eastlake Woods Area) Series A 4.25%, 9/01/08	565	568,034
4.60%, 9/01/09	680	690,880
Compton Comnty Redev Agy (Ref Tax Alloc Redev Proj) AMBAC Series A 5.00%, 8/01/11	3,395	3,626,166
Cotati-Rohnert Park Uni Sch Dist (Ref Crossover) FGIC 5.00%, 8/01/20	2,020	2,093,811
Culver City Redev Agy (Tax Alloc Redev Proj) MBIA 5.50%, 11/01/18	1,000	1,060,210
MBIA Series A 5.50%, 11/01/17	1,270	1,350,277
Culver City Redev Fin Auth (Tax Alloc Redev Proj) AMBAC 5.50%, 11/01/14	1,195	1,245,513
Dinuba Redev Agy 4.40%, 10/01/11	3,350	3,307,355
Elsinore Valley Muni Wtr Dist FGIC 9.97%, 7/01/35(a)+	5,575	5,575,000
Fremont Pub Fin Auth Series A 3.75%, 9/02/11	1,755	1,705,018
Gateway Uni Sch Dist MBIA Series A 5.00%, 8/01/24	1,230	1,259,360

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	19

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Gilroy Uni Sch Dist FGIC 5.25%, 8/01/20	$1,900	$1,988,692
Golden St Tobacco Securitization Corp. 6.25%, 6/01/33	26,310	28,698,159
6.75%, 6/01/39	12,205	14,131,071
Golden St Tobacco Securitization Corp. (Enhanced Asset Bkd) AMBAC Series A 5.00%, 6/01/20	10,970	11,090,121
AMBAC Series B 5.00%, 6/01/38	3,450	3,710,820
Golden St Tobacco Securitization Corp. (Enhanced Asset Bkd) Prerefunded Series B 5.50%, 6/01/43	29,240	32,137,392
Imperial Irrigation Dist (Elec Sys Rev) MBIA 5.00%, 11/01/18	1,500	1,532,415
Kern High Sch Dist 7.10%, 8/01/11	1,000	1,145,960
MBIA Series A 6.30%, 2/01/11	1,000	1,094,770
Lincoln (CFD No 2003-1) Spl Tax 5.35%, 9/01/16	705	791,990
5.90%, 9/01/24	1,100	1,265,583
Loma Linda Hosp Rev (Loma Lind Univ Med Ctr) Series A 5.00%, 12/01/13-12/01/14	7,460	7,529,530
Long Beach Bond Fin Auth Lease Rev (Civic Ctl Proj) MBIA Series A 5.00%, 10/01/17	3,130	3,195,167
Long Beach Bond Fin Auth Lease Rev (Pub Safety Fac Proj) AMBAC 5.25%, 11/01/19-11/01/22	3,765	3,801,215
Los Altos Sch Dist MBIA Series B 5.00%, 8/01/18	2,000	2,161,960
Los Angeles MBIA Series A 5.00%, 9/01/16	3,240	3,474,284

20	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Los Angeles Cnty COP (Antelope Valley Courthouse) AMBAC Series A 5.75%, 11/01/19	$2,815	$3,058,863
Los Angeles Cnty Metro Transp Auth AMBAC 5.00%, 7/01/14	4,015	4,390,001
FSA 5.00%, 7/01/14-7/01/15	10,075	11,121,103
Los Angeles Cnty Metro Transp Auth (Cap Grant Rcpts Gold Line Proj) FGIC Series A 5.00%, 10/01/10-10/01/12	16,505	17,149,909
Los Angeles Cnty Metro Transp Auth (Proposition A First Tier Senior) AMBAC Series A 5.00%, 7/01/14-7/01/15	2,910	3,184,197
Los Angeles Cnty Pub Wks Fin Auth FGIC 5.00%, 9/01/13	5,265	5,661,823
MBIA 5.00%, 10/01/10	4,190	4,443,872
Los Angeles Cnty Pub Wrks Fin Auth FGIC 5.00%, 9/01/12	15,215	16,268,334
MBIA 5.00%, 10/01/12-10/01/15	21,935	24,006,830
Los Angeles Cnty Pub Wrks Fin Auth Lease Rev (Ref Master Ref Proj) MBIA Series A 5.00%, 12/01/11	3,580	3,850,827
Los Angeles Comnty Redev Agy (Tax Alloc Sub Lien Bunker Hill) Series L 3.50%, 3/01/09	1,335	1,344,171
Los Angeles Dept of Wtr & Pwr (Pwr Sy Sers) MBIA Series B 5.00%, 7/01/12	2,260	2,444,393
Los Angeles Dept of Wtr & Pwr (Pwr Sys Ser) FSA Series A 5.25%, 7/01/18	2,040	2,139,532
MBIA Series A 5.375%, 7/01/18	5,000	5,244,150

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	21

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Los Angeles Sanitation Equipment Charge FSA Series A 5.25%, 2/01/19-2/01/20	$8,355	$8,651,757
Los Angeles Uni Sch Dist AMBAC 5.00%, 7/01/13	3,260	3,549,292
FGIC 5.00%, 7/01/22	7,845	8,143,659
FGIC Series A-1 5.00%, 7/01/20	5,640	5,933,336
FSA 5.00%, 7/01/14-7/01/16	12,795	14,099,616
FSA Series A 5.00%, 7/01/22	4,900	5,399,555
5.25%, 7/01/20	1,470	1,637,639
MBIA 5.00%, 1/01/28	59,300	65,345,635
5.25%, 7/01/14	8,285	9,044,237
5.75%, 7/01/15	5,000	5,714,100
MBIA Series A 5.00%, 7/01/11	2,200	2,360,336
5.25%, 7/01/12	1,755	1,915,582
MBIA Series A-2 5.00%, 7/01/20	11,000	11,537,020
Los Angeles Uni Sch Dist (Election of 1997) MBIA Series E 5.50%, 7/01/15	8,940	9,921,970
Los Angeles Uni Sch Dist (Election of 2004) AMBAC Series E 5.00%, 7/01/15	3,090	3,384,168
Los Angeles Uni Sch Dist (Election of 2005) AMBAC Series B 5.00%, 7/01/12	2,330	2,515,282
AMBAC Series C 5.00%, 7/01/12	6,030	6,509,506
Los Angeles Uni Sch Dist (Prerefunded) MBIA Series A 5.375%, 7/01/17	6,910	7,739,753
Los Gatos-Saratoga Joint Union High Sch Dist (Election of 1998) Series B 5.75%, 12/01/20	1,325	1,455,857

22	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Mammoth Uni Sch Dist (Capital Appreciation) MBIA Zero Coupon, 8/01/21	$1,100	$589,160
Zero Coupon, 8/01/22	1,000	504,690
Metro Wtr Dist of Southern California (Wtrwrks Rev) 5.75%, 7/01/21	2,045	2,371,300
MBIA Series B-3 5.00%, 10/01/18	3,410	3,635,469
Metro Wtr Dist of Southern California ETM 5.75%, 7/01/21	1,615	1,878,681
Monrovia Redev Agy 4.40%, 6/01/12	2,830	2,757,439
Mount San Antonio Comnty Coll Dist (Ref 2001 Election) MBIA Series A 5.00%, 8/01/14	5,610	6,007,805
M-S-R Pub Pwr Agy MBIA 5.00%, 7/01/12-7/01/13	4,715	5,124,189
Northern California Gas Auth No 1 5.00%, 7/01/09	8,735	8,845,847
Northern California Pwr Agy Pub Pwr Rev AMBAC Series A 5.80%, 7/01/09	1,815	1,887,400
Northern California Pwr Agy Pub Pwr Rev (Ref Hydroelec Proj No.1) MBIA Series A 5.00%, 7/01/17	2,685	2,718,750
Northern California Pwr Agy Pub Pwr Rev ETM AMBAC Series A 5.80%, 7/01/09	935	979,254
Oakland Uni Sch Dist (Election 2000) MBIA 5.00%, 8/01/11-8/01/13	7,070	7,580,899
Orange Cnty Pub Fin Auth Lease Rev MBIA 5.00%, 7/01/11-7/01/13	21,070	22,859,565
Pasadena Uni Sch Dist FGIC Series B 5.00%, 7/01/20	2,050	2,146,965
Pittsburg Redev Agy (Res Mtg Rev) ETM FHLMC/FNMA 9.60%, 6/01/16	1,000	1,404,480

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	23

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pomona Pub Fin Auth AMBAC 5.00%, 2/01/11	$1,635	$1,745,070
Rancho Santiago Comnty Coll Dist FSA 5.00%, 9/01/25	2,275	2,327,211
Rancho Wtr Dist Fin Auth FSA Series A 5.50%, 8/01/12	1,075	1,166,214
Redding Joint Pwr Fin Auth (Elec Sys Rev) MBIA Series A 6.25%, 6/01/09	1,000	1,047,680
Riverside Swr Rev FGIC 7.00%, 8/01/08	1,000	1,016,200
Sacramento City Fin Auth (Capital Impr) AMBAC Series A 5.50%, 12/01/17	5,930	6,476,746
Sacramento City Fin Auth (City Hall & Redev Proj) FSA Series A 5.375%, 12/01/18	1,440	1,601,582
Sacramento City Fin Auth (Lease Rev) Series B 5.40%, 11/01/20	2,000	2,218,200
Sacramento Cnty Sanitation Dist Fin Auth Rev AMBAC 5.50%, 12/01/21	1,175	1,305,308
Series A 5.60%, 12/01/16	3,055	3,061,660
Salinas Pub Fin Auth (Ref Assmt Dist Ref Sub) 5.00%, 9/02/09	295	301,455
5.25%, 9/02/11	310	319,347
Series B 4.75%, 9/02/08	375	377,711
Salinas Union High Sch Dist FGIC Series A 5.25%, 10/01/20-10/01/21	4,630	5,168,978
San Bernardino Cnty COP (West Valley Dept Ctr Ref) MBIA Series A 5.25%, 11/01/17	7,495	7,986,147
San Diego Cnty (Edgemoor Proj & Regl Sys) AMBAC 5.00%, 2/01/15	2,000	2,163,040

24	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

San Diego Cnty Regl Transp Commission (Sales Tax Rev) FGIC Series A 5.25%, 4/01/08	$2,360	$2,360,000
San Diego Uni Sch Dist (Election 1998) FGIC Series D 5.25%, 7/01/25	2,170	2,363,195
San Francisco City & Cnty Arpt Commission ASSURED GTY 5.00%, 5/01/15-5/01/16	25,530	26,048,695
San Francisco City & Cnty Arpt Commission (Int’l Arpt Rev Second) AMT FSA Series 15A 5.00%, 5/01/18	2,520	2,570,879
San Francisco City & Cnty Arpt Commission (San Francisco Intl Arpt) ASSURED GTY 5.00%, 5/01/16	1,325	1,345,180
San Francisco City & Cnty Pub Util Commission MBIA 5.25%, 10/01/14	5,245	5,692,294
San Jose Redev Agy Tax Alloc (Merged Area Redev) (Unrefunded) MBIA 6.00%, 8/01/15	670	758,889
San Jose Redev Agy Tax Alloc (Merged Area Redev) Prerefunded ETM MBIA 6.00%, 8/01/15	330	389,443
San Mateo Cnty Comnty Coll Dist (Election 2001) FGIC Series A 5.375%, 9/01/20	1,140	1,196,658
San Mateo Cnty Transp Dist MBIA Series A 5.50%, 6/01/16	1,430	1,643,485
San Ramon Valley Uni Sch Dist (Election 2002) FSA 5.25%, 8/01/20	1,000	1,071,520
Santa Clara Redev Agy (Tax Alloc Bayshore North Proj) MBIA 5.00%, 6/01/15	1,000	1,002,370

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	25

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Santa Fe Springs Comnty Dev Commission MBIA Series A 5.375%, 9/01/17	$1,460	$1,574,201
South Orange Cnty Pub Fin Auth (Foothill Area) FGIC Series C 8.00%, 8/15/09	1,100	1,167,705
Taft Pub Fin Auth (Comnty Correctional Fac Proj) Series A 5.95%, 1/01/11	1,645	1,657,288
Tahoe-Truckee Uni Sch Dist No. 1 MBIA 5.50%, 8/01/19	1,185	1,329,487
Tobacco Securitization Auth of Northern California (Asset Bkd Bds) Series A 5.375%, 6/01/41	13,025	14,155,961
Tobacco Securitization Auth of Southern California (Asset Bkd Bds) Series B 6.00%, 6/01/43	9,180	10,310,517
Tobacco Securitization Auth of Southern California (Asset Bkd Bds) (Prerefunded) Series A 5.50%, 6/01/36	8,040	8,873,426
Univ of California FSA 5.00%, 5/15/16	6,275	6,883,110
MBIA 5.00%, 5/15/13-5/15/15	14,040	15,394,020
Walnut Pub Fin Auth Tax Alloc (Walnut Impr Proj) AMBAC 5.375%, 9/01/20	2,075	2,172,359

		1,152,008,467

Alabama – 0.4%
Birmingham Wtrwrks & Swr Brd MBIA 5.00%, 1/01/37	5,845	6,347,319

26	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Arizona – 0.1%
Pima Cnty IDA (Horizon Comnty Learning Ctr) 4.45%, 6/01/14	$670	$643,073
Yavapai Cnty IDA (Waste Management Inc. Proj) Series 2007A 4.25%, 3/01/28(a)	1,445	1,431,894

		2,074,967

Colorado – 0.0%
Denver City & Cnty (Arpt Rev) AMT Series D 7.75%, 11/15/13	445	496,224

Florida – 3.8%
Arborwood CDD (Centex Homes Proj) 5.25%, 5/01/16	1,820	1,608,407
Arborwood CDD (Ctr Home Proj) 5.10%, 5/01/16	955	832,645
Bartram Park CDD (Spl Assmt) 4.875%, 5/01/15	770	671,948
Beacon Tradeport CDD (Spl Assmt Indl Proj) Series B 7.125%, 5/01/22	765	775,634
Chapel Creek CDD 5.20%, 5/01/11	1,590	1,529,580
Concorde Estates CDD Series 04B 5.00%, 5/01/11	565	548,383
Dupree Lakes CDD 5.00%, 11/01/10	315	299,149
Durbin Crossing CDD (Spl Assmt) Series B-2 4.875%, 11/01/10	2,040	1,935,572
Fiddlers Creek CDD No. 2 (Spl Assmt) Series B 5.75%, 5/01/13	635	596,367
Florida St Dept of Enviro Protection MBIA 5.00%, 7/01/13	6,760	7,288,700

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	27

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida St Trpk Auth FGIC 5.00%, 7/01/12-7/01/14	$7,935	$8,520,620
Gateway CDD (Sun City Ctr) Series 03B 5.50%, 5/01/10	415	401,811
Lake Ashton II CDD (Capital Impr Rev) Series B 4.875%, 11/01/10	445	421,322
Lakewood Ranch Stewardship CDD 5.00%, 5/01/13	1,135	1,030,194
Meadow Pointe III CDD (Capital Impr Rev) Series 2004-1 4.80%, 11/01/09	400	386,300
Miami Beach Hlth Fac Auth (Mount Sinai Med Ctr) Series 04 6.75%, 11/15/24	2,400	2,415,000
Middle Village CDD (Spl Assmt) Series B 5.00%, 5/01/09	190	187,300
Monterra CDD (Spl Assmt) Series B 5.00%, 11/01/10	2,400	2,203,800
5.125%, 11/01/14	1,185	1,002,474

New River CDD 5.00%, 5/01/13	1,735	1,572,188
Palm Glades CDD 4.85%, 8/01/11	720	676,706
Parker Road CDD 5.35%, 5/01/15	2,060	1,850,230
Paseo CDD 5.00%, 2/01/11	790	746,297
Paseo CDD (Capital Impr Rev) Series B 4.875%, 5/01/10	790	755,524
Quarry CDD (Spl Assmt) 5.25%, 5/01/16	2,065	1,835,393
Rolling Hills CDD 5.125%, 11/01/13	2,030	1,838,287

28	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Sandy Creek CDD 5.50%, 5/01/15	$600	$543,822
Shingle Creek CDD 5.75%, 5/01/15	2,695	2,460,131
Six Mile Creek CDD 5.50%, 5/01/17	1,125	947,126
Sterling Hill CDD (Capital Impr Rev) Series B 5.50%, 11/01/10	215	213,581
Stoneybrook South CDD 5.45%, 11/01/15	3,435	3,086,313
Tern Bay CDD (Capital Impr Rev) Series B 5.00%, 5/01/15	1,015	756,723
Venetian CDD (Capital Impr) Series B 5.95%, 5/01/12	160	158,173
Villasol CDD (Spl Assmt Rev) Series B 5.375%, 5/01/08	155	154,771
Vizcaya CDD 7.00%, 12/20/08	4,800	4,809,216
Waterford Estates CDD 5.125%, 5/01/13	1,000	880,720

		55,940,407

Guam – 0.6%
Comwlth of the Northern Mariana Islands ACA Series A 6.00%, 6/01/14	2,830	3,056,287
Guam Govt Wtrwks Auth (Prerefunded) COP 5.18%, 7/01/15	2,408	2,518,316
Guam Govt Wtrwrks Auth (Wtr & Wastewtr Sys Rev) 5.00%, 7/01/12	1,270	1,277,620
5.50%, 7/01/16	1,500	1,480,335

		8,332,558

Illinois – 0.6%
Bolingbrook Sales Tax Rev 6.00%, 1/01/26(b)	4,450	4,326,557

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	29

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Chicago Brd Of Ed GO AMBAC 6.49%, 12/01/30(a)+	$3,360	$3,360,000
Pingree Grove Village Special Tax (CamBrdg Lakes Proj) Series 5-1 5.25%, 3/01/15	695	692,720

		8,379,277

Indiana – 0.2%
South Bend Econ Dev (One Michiana Square Proj) 5.039%, 10/01/09(a)	3,100	3,020,950

Louisiana – 0.3%
Coves of the Highland Cnty CDD 5.60%, 11/01/21	3,200	2,862,880
Tangipahoa Parish Sch Dist 5.90%, 5/01/22	1,035	940,060

		3,802,940

Massachusetts – 0.1%
Comwlth of Massachusetts 5.50%, 1/01/13	1,680	1,856,534

Nevada – 1.0%
Clark Cnty Sch Dist 5.00%, 6/15/16	3,340	3,666,819
MBIA 5.50%, 6/15/12	7,165	7,878,491
Clark Cnty Spl Impr Dist No 142 5.30%, 8/01/11	1,965	1,950,106
Henderson Loc Impr Dist No. T-16 4.75%, 3/01/13	315	287,538
Las Vegas Spl Impr Dist No. 607 (Loc Impr Bonds) 4.80%, 6/01/09	1,585	1,569,768

		15,352,722

North Carolina – 0.4%
Charlotte-Mecklenburg Hosp Auth FSA Series 2007G 6.25%, 1/15/41(a)+	2,825	2,825,000
North Carolina Eastern Muni Pwr Agy Pwr Sys Rev Series C 5.30%, 1/01/15	3,580	3,758,570

		6,583,570

30	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ohio – 1.0%
American Muni Pwr-Ohio, Inc. 5.00%, 2/01/13	$12,090	$12,176,806
Port Auth Columbiana Cnty SWFR (Liberty Waste Transp LLC Proj) AMT Series A 7.00%, 8/01/21	2,745	2,754,910

		14,931,716

Pennsylvania – 0.7%
Allegheny Cnty Hosp (West Pennsylvania Hlth Sys) 5.00%, 11/15/17	7,750	6,876,808
Beaver Cnty IDA PCR (Cleveland Elec Proj) Series 98 3.75%, 10/01/30(a)	3,415	3,407,760

		10,284,568

Puerto Rico – 7.5%
Comwlth of Puerto Rico FGIC 5.25%, 7/01/10	2,000	2,079,200
MBIA-IBC Series A 5.50%, 7/01/15	5,535	6,005,254
Series A 5.00%, 7/01/30(a)	3,230	3,328,030
Comwlth of Puerto Rico Govt Dev Bank 5.00%, 12/01/11	1,035	1,089,317
Puerto Rico GO FSA Series C 5.00%, 7/01/18(a)	6,020	6,046,849
Puerto Rico Hwy & Transp Auth AMBAC 5.50%, 7/01/10	890	949,575
FSA Series AA 5.00%, 7/01/26(a)	31,130	32,643,229
Puerto Rico Infra Fin Auth AMBAC Series C 5.50%, 7/01/15	4,155	4,521,554
Puerto Rico Muni Fin Agy FSA 5.00%, 8/01/14	1,100	1,180,608
FSA Series C 5.00%, 8/01/13	6,225	6,668,718
Series A 5.00%, 8/01/10	3,915	4,062,791

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	31

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico Pub Bldg Auth 5.25%, 7/01/11	$1,015	$1,067,070
5.50%, 7/01/12	1,140	1,212,205
5.75%, 7/01/15	2,545	2,767,484
Puerto Rico Pub Bldg Auth (Govt Fac) FGIC Series H 5.25%, 7/01/14	3,230	3,398,057
Puerto Rico Pub Fin Corp. 5.50%, 8/01/29	15,260	16,548,707
5.75%, 8/01/27(a)	11,500	12,098,575
Puerto Rico Pub Fin Corp. (Commonwealth Appropriation) MBIA Series A 5.25%, 8/01/29(a)	4,365	4,498,787

		110,166,010

South Carolina – 0.1%
Lancaster Cnty Assmt Rev (Edenmoor Impr Dist) Series B 5.375%, 12/01/16	1,650	1,539,764

Texas – 2.4%
Arlington Independent Sch Dist 5.00%, 2/15/12	7,165	7,703,235
City of Dallas 5.00%, 2/15/16	16,085	17,626,747
El Paso Cnty MBIA 5.00%, 2/15/16	1,435	1,567,393
Univ of Texas 5.25%, 8/15/13	7,475	8,275,348
Willacy Cnty (Loc Govt Corp Proj) 6.00%, 3/01/09	445	458,933

		35,631,656

Virginia – 0.4%
Broad Street CDA 7.125%, 6/01/15	1,190	1,256,961
Celebrate North CDD Spl Assmt Rev (Celebrate VA) Series B 6.25%, 3/01/18	1,250	1,250,688
Louisa IDA Pollution Ctl (Virginia Elec & Pwr Co.) 5.25%, 12/01/08	3,310	3,332,839

		5,840,488

32	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Washington – 0.7%
St of Washington 5.00%, 7/01/13	$9,155	$9,995,154
Washington Hlth Care Fac Auth (Catholic Hlth Initiatives) FGIC 6.24%, 12/01/36(a)+	525	525,000

		10,520,154

Total Long-Term Municipal Bonds (cost $1,431,505,156)		1,453,110,291

Short-Term Municipal Notes – 0.4%
California – 0.4%
California Dept Wtr Res Pwr 0.90%, 5/01/21(c)	500	500,000
California St Dept of Wtr Res Pwr Sup Rev Series 01B-3 0.90%, 5/01/22(c)	1,500	1,500,000
California St GO (Daily Kindergarten Univ) Series B-1 0.90%, 5/01/34(c)	1,000	1,000,000
California St GO (Kindergarten Univ) Series B2 0.095%, 5/01/34(c)	1,900	1,900,000

Total Short-Term Municipal Notes (cost $4,900,000)		4,900,000

Total Investments – 98.7% (cost $1,436,405,156)(d)		1,458,010,291
Other assets less liabilities – 1.3%		19,905,380

Net Assets – 100.0%		$1,477,915,671

INTEREST RATE SWAP TRANSACTIONS

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$6,000	7/12/08	BMA	*	3.815%	$46,205

(a)	Variable rate coupon, rate shown as of March 31, 2008.

(b)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	33

Intermediate California Municipal Portfolio—Portfolio of Investments

(c)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(d)	At March 31, 2008, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $28,897,928 and gross unrealized depreciation of investments was $7,292,793, resulting in net unrealized appreciation of $21,605,135 (excluding swap transactions).

*	Variable interest rate based on the Securities Industry & Financial Markets Association, formerly the Bond Market Association (BMA).

+	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2008 and the aggregate market value of these securities amounted to $31,035,000 or 2.1% of total investments.

As of March 31, 2008, the Portfolio held 47% of total investments in insured bonds (of this amount 25% represents the Portfolio’s holding in pre-refunded bonds).

Glossary:
ACA	– ACA Capital
AMBAC	– American Bond Assurance Corporation
AMT	– Alternative Minimum Tax (subject to)
ASSURED	GTY – Assured Guaranty
CDA	– Community Development Administration
CDD	– Community Development District
CFD	– Community Facilities District
COP	– Certificate of Participation
ETM	– Escrow to Maturity
FGIC	– Financial Guaranty Insurance Company
FHLMC	– Federal Home Loan Mortgage Corporation
FNMA	– Federal National Mortgage Association
FSA	– Financial Security Assurance Inc.
GNMA	– Government National Mortgage Association
GO	– General Obligation
IDA	– Industrial Development Authority/Agency
MBIA	– Municipal Bond Investors Assurance
PCR	– Pollution Control Revenue Bond
RADIAN	– Radian Group, Inc.
SFMR	– Single Family Mortgage Revenue
SWFR	– Solid Waste Facility Revenue
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

34	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2008 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 99.0%
Long-Term Municipal Bonds – 97.5%
Alabama – 0.8%
Cnty of Jefferson FGIC 5.00%, 2/01/42	$5,900	$6,365,392
Jefferson Cnty Swr Rev (Capital Impr Warrants) (Prerefunded) FGIC Series 02 5.00%, 2/01/41	7,725	8,334,348
Jefferson Cnty Wtr & Swr Rev (Prerefunded) FGIC Series 02B 5.00%, 2/01/41	12,005	12,926,744
Jefferson Cnty, Ltd Oblig, Sch Warrants Series A 5.25%, 1/01/11	1,700	1,681,623
Jefferson Cnty, Swr, Capital Impr Warrants FSA Series B8 5.25%, 2/01/10	2,100	2,194,794
Jefferson Cnty, Swr, Capital Impr Warrants (Prerefunded) FGIC Series A 5.00%, 2/01/33	8,865	9,132,014
5.125%, 2/01/39	1,185	1,221,889

		41,856,804

Alaska – 0.0%
Anchorage FGIC 6.00%, 10/01/09	1,000	1,051,030

Arizona – 2.2%
Arizona Hlth Fac Auth (Banner Hlth Sys) FGIC Series 2005F 6.95%, 1/01/35(a)+	9,075	9,075,000
Arizona Hlth Fac Auth (Catholic Healthcare West) AMBAC Series 2005D 6.24%, 7/01/35(a)+	4,950	4,950,000
Arizona Hlth Fac Auth (Phoenix Children’s Hosp) 3.21%, 2/01/42(b)	18,025	17,304,901
Arizona Sch Fac Brd FGIC 5.00%, 9/01/15	1,765	1,918,449

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	35

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Arizona Sch Fac Brd Rev, Ref St Sch Impr 5.00%, 1/01/13	$1,315	$1,431,654
Arizona St Transp Brd 5.00%, 7/01/13-7/01/16	26,305	28,951,593
Arizona Tourism & Sports Auth Tax Rev (Baseball Training Fac Proj) 5.00%, 7/01/15	2,315	2,407,855
Arizona Tourism & Sports Auth Tax Rev (Baseball Training Facs Proj.) 5.00%, 7/01/16	1,500	1,548,015
Arizona Wtr Infra Fin Auth Rev Wtr Quality Series A 5.75%, 10/01/11	1,525	1,615,661
Maricopa Cnty IDA, MFHR (Steeplechase Apts Proj) AMT Series B 6.25%, 12/01/20	1,855	1,793,488
Mesa St & Hwy Rev (Prerefunded) FSA 5.125%, 7/01/23	4,255	4,737,985
Mesa IDA (Discovery Hlth Sys) (Prerefunded) MBIA Series A 5.625%, 1/01/29	2,000	2,127,240
Phoenix Civic Impr Corp. AMBAC 5.00%, 7/01/14	5,000	5,449,350
MBIA 5.00%, 7/01/14	5,000	5,464,050
Phoenix Civic Impr Corp., Transit Excise Tax Rev (Light Rail Proj.) AMBAC 5.00%, 7/01/10	2,835	2,991,208
Phoenix, Civic Impt Corp., Transit Excise Tax Rev (Light Rail Proj.) AMBAC 5.00%, 7/01/11	7,755	8,300,176
Pima Cnty IDA 5.45%, 12/01/17	2,550	2,403,477
Pima Cnty IDA (Horizon Comnty Learning Ctr) 4.45%, 6/01/14	2,050	1,967,611
Salt Verde Financial Corp. Series 2007 5.25%, 12/01/21	1,430	1,399,899

36	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Vistancia Comnty Fac Dist 5.00%, 7/15/08	$400	$400,492
5.30%, 7/15/09	500	504,585
5.55%, 7/15/10	500	510,255
Watson Road CFD (Spl Assmt Rev) 4.85%, 7/01/10	1,210	1,197,271
Yavapai Cnty IDA (Waste Management Inc. Proj) Series 2007A 4.25%, 3/01/28(a)	4,190	4,151,997

		112,602,212

California – 6.7%
California Dept of Wtr Res Pwr Sup Rev MBIA-IBC Series 2A 5.50%, 5/01/10	7,115	7,554,849
California Econ Rec Bonds MBIA Series A 5.00%, 7/01/11	3,665	3,932,105
Series A 5.25%, 1/01/10-7/01/12	34,460	36,834,097
California Hlth Fac Fin Auth (Catholic Healthcare West) AMBAC Series 2005 7.11%, 7/01/32(a)(c)+	18,450	18,450,000
MBIA Series 2004 8.31%, 7/01/25(a)+	700	700,000
California St Series B 5.00%, 7/01/23(a)	46,080	47,865,139
California St Dept of Wtr Res Pwr Sup Rev Series A 5.50%, 5/01/09	4,585	4,749,189
California St GO 5.00%, 6/01/10-5/01/17	131,465	140,055,829
5.25%, 3/01/10	2,925	3,068,530
6.00%, 2/01/11	15,760	17,027,419
California Statewide CDA (Kaiser Permanente) Series E 3.875%, 4/01/32	6,695	6,803,660
Fremont Uni Sch Dist (Election 2002) FSA Series B 5.00%, 8/01/27	1,000	1,014,020

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	37

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Fresno Uni Sch Dist MBIA Series A 6.00%, 2/01/20	$3,255	$3,519,925
Golden St Tobacco Securitization Corp. 5.375%, 6/01/28	2,725	2,883,404
FGIC 5.375%, 6/01/28	19,395	20,522,432
5.50%, 6/01/33	5,000	5,495,450
Sacramento City Fin Auth (Lease Rev) Series B 5.40%, 11/01/20	1,000	1,109,100
Sacramento Muni Util Dist MBIA Series G 6.50%, 9/01/13	1,035	1,148,850
Tax Exempt Muni Infra Series 04A 3.80%, 5/01/08(d)	18,569	18,584,598
Tax Exempt Muni Infra Impr Trust, Certificates Class A Series 2004C 4.05%, 11/01/08(d)	5,498	5,511,250

		346,829,846

Colorado – 0.8%
Baptist Road Rural Transp Auth 4.80%, 12/01/17	310	280,460
Colorado Dept of Transp (Transp Rev Antic Notes) FGIC Series B 5.00%, 12/15/13	9,200	10,081,268
MBIA Series B 5.50%, 6/15/13-6/15/14	8,300	9,350,429
Muni Subdist Northern Colorado Wtr Conservancy Dist AMBAC 5.00%, 12/01/13	7,295	7,969,715
PV Wtr & Sanitation Metro Dist Capital Appreciation Series 06 Zero Coupon, 12/15/17	16,266	8,916,045
Todd Creek Farms Metro Dist No. 1 (Wtr Rev Ref & Impr) 4.75%, 12/01/09	2,185	2,172,130

38	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Weld Cnty Sch Dist No. 6 (Greeley) FSA 5.25%, 12/01/17	$2,405	$2,630,517

		41,400,564

Connecticut – 0.9%
Connecticut Res Recovery Auth MBIA 5.375%, 11/15/09-11/15/10	6,505	6,622,753
Connecticut St GO FSA 5.00%, 11/15/13	5,700	6,288,126
5.375%, 10/01/10	6,250	6,702,312
MBIA 5.00%, 12/01/12-12/01/13	14,365	15,740,066
Connecticut St Spl Tax Oblig Rev Series B 6.15%, 9/01/09	1,000	1,054,280
Mashantucket Western Pequot Tribe, Spl Rev Series Sub B 5.55%, 9/01/08(d)	1,700	1,705,814
St of Connecticut FSA 5.375%, 10/01/13	4,795	5,199,986
Univ of Connecticut (Student Fee Rev) FGIC Series A 5.25%, 11/15/17	3,065	3,283,933

		46,597,270

Delaware – 0.4%
Delaware Transp Auth Sys Rev MBIA 5.00%, 7/01/10-7/01/11	19,180	20,334,736

District of Columbia – 0.8%
Dist of Columbia FGIC 14.00%, 2/01/36(a)+	12,525	12,525,000
FSA 5.00%, 6/01/14	5,790	6,287,361
XLCA Series 2004C 5.50%, 6/01/34(a)+	1,250	1,250,000
Dist of Columbia (Prerefunded) FSA Series B 5.50%, 6/01/09	175	181,825

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	39

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Dist of Columbia (Unrefunded) FSA Series B 5.50%, 6/01/09	$2,100	$2,178,939
Dist of Columbia Hsg Fin Agy Single Family FNMA & GNMA Mtg GNMA/FNMA Series A 6.25%, 12/01/28	855	864,944
Dist of Columbia Wtr & Swr Auth AMBAC Series 2004 7.00%, 10/01/29(a)+	17,250	17,250,000
AMBAC Series 2004A1 5.50%, 10/01/34(a)+	250	250,000
FSA 6.00%, 10/01/16	1,635	1,918,672

		42,706,741

Florida – 10.4%
Amelia Walk CDD 5.20%, 5/01/14	2,135	1,920,838
Arborwood CDD (Centex Homes Proj) 5.25%, 5/01/16-5/01/36	9,010	7,543,840
Arborwood CDD (Ctr Home Proj) 5.10%, 5/01/16	2,385	2,079,434
Beacon Tradeport CDD (Spl Assmt Indl Proj) Series B 7.125%, 5/01/22	2,410	2,443,499
Belmont CDD 5.125%, 11/01/14	2,465	2,191,065
Bonnet Creek Resort CDD, Spl Assmt 7.125%, 5/01/12	1,420	1,436,089
Brevard Cnty Sch Brd AMBAC 5.00%, 7/01/26	5,000	5,428,750
Broward Cnty Sch Brd FGIC 5.00%, 7/01/13-7/01/14	7,190	7,589,160

Broward Cnty, Arpt Sys Rev AMT MBIA Series E 5.25%, 10/01/10	2,065	2,107,147
Chapel Creek CDD 5.25%, 5/01/15	3,660	3,267,319
Citizens Ppty Insurance Corp. MBIA 5.00%, 3/01/14-3/01/16	103,035	109,498,313

40	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Cnty of Orange FGIC 5.00%, 1/01/13	$5,520	$5,893,704
Collier Cnty Sch Brd FSA 5.00%, 2/15/16	5,000	5,415,050
Dade Cnty Sch Dist MBIA Series 94 5.00%, 8/01/12	8,060	8,598,005
Dupree Lakes CDD 5.00%, 11/01/10	255	242,168
Durbin Crossing CDD 5.25%, 11/01/15	1,605	1,423,587
East Homestead CDD 5.00%, 5/01/11	1,350	1,269,216
Fishhawk CDD II 5.00%, 5/01/12	2,875	2,650,721
Florida Brd of Ed MBIA Series 2002C 5.00%, 1/01/17	3,680	3,882,584
Florida Hurricane Catastrophe Fund 5.00%, 7/01/11	32,320	34,005,811
Florida St Brd of Ed 5.00%, 6/01/12-1/01/16	32,230	35,016,288
FGIC 5.25%, 6/01/11	2,125	2,266,100
MBIA Series C 5.25%, 1/01/11	4,600	4,867,996
Series A 5.00%, 6/01/12-1/01/13	20,050	21,612,607
Series B 5.00%, 1/01/12	9,850	10,520,785
ST GTD 5.00%, 6/01/13	5,000	5,424,850
Florida St Brd of Ed Capital Outlay ETM 9.125%, 6/01/14	150	195,018
Florida St Brd of Ed Capital Outlay (Unrefunded) 9.125%, 6/01/14	990	1,163,052
Florida St Dept of Enviro Protection AMBAC 5.00%, 7/01/13-7/01/15	16,920	18,306,193
FGIC Series A 5.00%, 7/01/18	3,435	3,599,743
MBIA 5.00%, 7/01/15	6,095	6,610,271

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	41

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida St Trpk Auth FGIC 5.00%, 7/01/11	$1,020	$1,081,271
FSA 5.00%, 7/01/12	6,375	6,858,225
5.25%, 7/01/10	6,975	7,375,156
Gateway Svcs CDD, Spl Assmt (Stoneybrook Proj) Series B 5.50%, 7/01/08	30	29,946
Greyhawk Landing CDD, Spl Assmt Rev Series B 6.25%, 5/01/09	105	104,649
Hammock Bay CDD (Spl Assmt) Series B 5.375%, 5/01/11	65	63,865
Harbor Bay CDD (Capital Impr Rev) Series B 6.35%, 5/01/10	970	961,241
Heritage Isle at Viera CDD Series 4B 5.00%, 11/01/09	100	98,232
Heritage Plantation CDD 5.10%, 11/01/13	3,560	3,221,124
Highlands Cnty Hlth Fac Auth ASSURED GTY 6.14%, 11/15/37(a)+	8,525	8,525,000
Highlands Cnty Hlth Fac Auth (Adventist Hlth Sys/Sunbelt Obligated Group) MBIA Series 2007D 7.09%, 11/15/37+	14,000	14,000,000
Jacksonville Dist Wtr & Swr Rev MBIA 5.00%, 10/01/20	5,340	5,408,886
Jacksonville Port Auth MBIA 4.375%, 11/01/18(a)	4,455	4,471,929
Lake Ashton II CDD 5.00%, 11/01/11	6,810	6,342,357
Lake Ashton II CDD (Capital Impr Rev) Series B 4.875%, 11/01/10	1,240	1,174,020
Lakewood Ranch Stewardship CDD 5.00%, 5/01/13	520	471,983

42	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Landmark at Doral CDD 5.20%, 5/01/15	$4,535	$3,871,620
Live Oak CDD No 2 Series B 5.00%, 11/01/09	3,615	3,458,507
Live Oak CDD No. 001, Spl Assmt ETM Series B 5.30%, 5/01/08	95	94,952
Main Street CDD Series B 6.90%, 5/01/17	10,000	9,926,300
Meadow Pointe III CDD Series 4B 5.00%, 5/01/09	200	195,644
Meadow Woods CDD Series 4B 5.25%, 5/01/11	1,160	1,117,509
Miami Beach Hlth Fac Auth (Mount Sinai Med Ctr) Series 04 6.75%, 11/15/24	6,990	7,033,687
Miami-Dade Cnty Sch Dist MBIA 5.00%, 2/15/13	3,325	3,549,338
MBIA Series 1996 4.75%, 7/15/10	11,215	11,730,554
MBIA Series 1997 5.00%, 2/15/15	2,455	2,634,534
Middle Village CDD (Spl Assmt) Series C 5.125%, 5/01/09	420	414,569
Midtown Miami CDD Series 04A 6.00%, 5/01/24	4,300	3,958,580
Miromar Lakes CDD Series 00A 7.25%, 5/01/12	1,775	1,790,052
Monterra CDD (Spl Assmt) Series B 5.00%, 11/01/10	6,760	6,207,370
5.125%, 11/01/14	9,455	7,998,646
Overoaks CDD (Capital Impr Rev) Series 4B 5.125%, 5/01/09	2,470	2,419,340

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	43

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Palm Beach Cnty Solid Waste Auth AMBAC Series A 6.00%, 10/01/09	$4,305	$4,498,844
Palm Glades CDD 4.85%, 8/01/11	1,980	1,860,943
Parkway Ctr CDD (Spl Assmt Ref) Series B 5.625%, 5/01/14	4,640	4,284,808
Paseo CDD 5.00%, 2/01/11	2,405	2,271,955
Paseo CDD (Capital Impr Rev) Series B 4.875%, 5/01/10	4,895	4,681,382
Quarry CDD (Spl Assmt) 5.25%, 5/01/16	1,050	933,250
Series A-2 5.25%, 5/01/36	6,540	5,069,285
Riverwood Estates CDD 5.00%, 5/01/13	1,960	1,777,465
Saddlebrook CDD (Spl Assmt) Series B 6.25%, 5/01/09	10	10,034
Sandy Creek CDD 5.50%, 5/01/15	1,155	1,046,857
Sarasota Cnty Util Sys Rev FGIC Series C 5.25%, 10/01/21	2,000	2,059,600
Seven Oaks CDD II (Spl Assmt Rev) Series B 5.00%, 5/01/09	1,925	1,884,921
Shingle Creek CDD 5.75%, 5/01/15	4,390	4,007,411
South Bay CDD Series 5B-2 5.375%, 5/01/13	2,900	2,513,894
South Bay CDD (Capital Impt Rev) Series B-1 5.125%, 11/01/09	1,070	1,018,084
Stoneybrook South CDD 5.45%, 11/01/15	7,075	6,356,817

44	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Sunrise Util Sys Rev AMBAC 5.50%, 10/01/13	$2,445	$2,691,358
Sweetwater Creek CDD 5.125%, 5/01/13	3,000	2,735,370
5.30%, 5/01/17	1,000	866,470
Tampa Occupational License Tax FGIC Series A 5.375%, 10/01/17-10/01/18	8,110	8,577,936
Tampa Wtr & Swr Rev Series A 5.25%, 10/01/18	1,160	1,228,637
Tampa-Hillsborough Cnty Express Parkway AMBAC 5.00%, 7/01/12	8,575	9,119,512
Tern Bay CDD (Capital Impr Rev) Series B 5.00%, 5/01/15	2,570	1,916,038
Venetian CDD (Capital Impr) Series B 5.95%, 5/01/12	310	306,460
Verano Ctr CDD 5.00%, 11/01/12	2,265	2,062,736
Verano Ctr CDD (Infra Proj) Series B 5.00%, 11/01/13	3,240	2,893,741
Villages of Westport CDD Series 05A 5.125%, 5/01/15	2,055	1,828,950
Waterford Estates CDD 5.125%, 5/01/13	2,000	1,761,440
Waterset North CDD (Spl Assmt) Series 0B 6.55%, 11/01/15	7,015	6,700,588
Westchester CDD No. 1 (Spl Assmt) 6.00%, 5/01/23	4,670	4,139,628

		536,162,703

Georgia – 1.5%
Georgia St GO 6.00%, 3/01/12	1,000	1,118,130
Series C 6.25%, 8/01/10	1,490	1,623,310

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	45

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Main Street Natural Gas, Inc. 5.00%, 3/15/10-3/15/16	$45,715	$45,877,694
Series 2006A 5.00%, 3/15/18	1,960	1,914,920
Main Street Natural Gas, Inc. (Prepaid Gas) 5.00%, 3/15/17	2,900	2,858,820
Metro Atlanta Rapid Transit Auth FGIC 5.00%, 7/01/12-7/01/13	11,630	12,613,457
Muni Elec Auth of Georgia FSA 5.25%, 1/01/14	4,230	4,679,184
MBIA 5.25%, 1/01/14	3,625	3,950,344
Muni Elec Auth of Georgia (Unrefunded) (Combustion Turbine Proj) MBIA Series A 5.25%, 11/01/21	3,000	3,110,880

		77,746,739

Guam – 0.2%
Guam Govt Wtrwks Auth (Prerefunded) COP 5.18%, 7/01/15	7,276	7,608,843
Guam Govt Wtrwks Auth Wtr & Wastewtr Sys Rev Series 05 5.00%, 7/01/13	1,345	1,346,681
Guam Govt Wtrwrks Auth Wtr & Wastewtr Sys Rev 5.00%, 7/01/10	2,055	2,073,495

		11,029,019

Hawaii – 2.6%
Hawaii St GO AMBAC 5.00%, 7/01/12-7/01/15	61,055	66,657,706
AMBAC Series DG 5.00%, 7/01/14	47,080	51,728,208
FGIC Series CN 6.00%, 3/01/09	105	109,014
FSA Series CX 5.50%, 2/01/21	2,540	2,674,747

46	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Hawaii St GO (Unrefunded) FGIC Series CN 6.00%, 3/01/09	$2,560	$2,651,930
FSA Series CX 5.50%, 2/01/17	4,055	4,361,031
St of Hawaii AMBAC 5.00%, 7/01/11	4,725	5,081,548
FSA Series CX 5.50%, 2/01/17	2,940	3,221,623

		136,485,807

Illinois – 4.3%
Bolingbrook Sales Tax Rev 5.75%, 1/01/15(e)	4,000	4,107,440
Chicago FSA Series A 5.00%, 1/01/12	5,760	6,194,534
Chicago (Kingsbury Redev Proj) Series A 6.57%, 2/15/13	2,000	2,013,440
Chicago (Prerefunded) FGIC Series A 6.75%, 1/01/35	2,310	2,550,610
Chicago Brd of Ed, Lease Certificates MBIA Series A 6.25%, 1/01/11	1,880	2,055,836
Chicago HFA SFMR (Mtg Rev) AMT GNMA/FNMA/FHLMC Series 99 A 6.35%, 10/01/30	110	110,178
Chicago O’Hare Int’l Arpt Rev, Second Lien MBIA Series C 5.00%, 1/01/10	1,890	1,963,502
5.75%, 1/01/09	1,675	1,715,703
Chicago Park Dist, Harbor Fac Rev (Prerefunded) 5.875%, 1/01/13-1/01/15	5,735	6,221,213
Chicago Pub Bldg Commission Rev (Chicago Park Dist) FGIC Series A 5.375%, 1/01/13	2,510	2,574,231

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	47

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Chicago Pub Bldg Commission, Bldg Rev, Chicago Transit Auth AMBAC 5.00%, 3/01/09	$1,180	$1,214,491
5.25%, 3/01/21	4,000	4,409,960
Chicago Transit Auth, Capital Grant Receipts Rev (Federal Transit Administration, Section 5307) AMBAC Series A 5.25%, 6/01/10	4,570	4,822,721
AMBAC Series B 5.00%, 6/01/09	2,000	2,064,960
City of Chicago FSA 5.00%, 1/01/16	5,000	5,459,300
MBIA 5.25%, 1/01/15	4,225	4,609,855
Du Page Cnty (Jail Proj) 5.60%, 1/01/21	6,735	7,601,727
Du Page Cnty (Stormwater Proj) 5.60%, 1/01/21	1,920	2,167,085
Du Page Cnty Wtr Commission 5.25%, 3/01/10	5,000	5,277,000
Illinois Dev Fin Auth, Adventist Hlth Sys MBIA Series B 3.149%, 1/01/19	5,730	5,729,943
Illinois Fin Auth AMBAC 6.00%, 11/01/38(a)+	4,975	4,975,000
Illinois Fin Auth (Advocate Healthcare) AMBAC 7.09%, 11/01/30(a)+	8,675	8,675,000
Series 2002 5.25%, 3/01/12	5,825	6,327,523
Illinois St Dedicated Tax Rev (Civic Ctr) AMBAC 6.25%, 12/15/20	3,135	3,608,166
Illinois St GO MBIA 5.00%, 3/01/14	8,080	8,807,442

48	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois St GO (Prerefunded) MBIA 5.75%, 12/01/13	$2,390	$2,600,296
Illinois St Sales Tax Rev Series Q 6.00%, 6/15/12	3,225	3,492,095
Series U 5.00%, 6/15/09	1,150	1,152,047
Metro Pier & Exposition Auth Dedicated St Tax Rev (McCormick Place) MBIA Series A 5.25%, 6/15/09	7,000	7,255,500
Pingree Grove Village Special Tax (CamBrdg Lakes Proj) Series 5-1 5.25%, 3/01/15	1,534	1,528,969
Regional Transp Auth 5.00%, 7/01/16	5,285	5,765,142
FGIC Series B 5.50%, 6/01/17	1,025	1,144,402
FGIC Series C 7.75%, 6/01/20	1,005	1,309,897
St of Illinois 5.00%, 1/01/13-3/01/13	9,785	10,604,410
AMBAC 5.00%, 4/01/11-11/01/14	8,765	9,538,880
FSA 5.00%, 9/01/14	5,550	6,107,831
5.25%, 4/01/09-10/01/13	8,830	9,713,315
5.375%, 10/01/10	11,015	11,812,156
MBIA 5.25%, 4/01/11-10/01/21	8,275	8,833,364
5.375%, 7/01/10	8,985	9,557,255
MBIA-IBC 5.00%, 3/01/15	5,000	5,427,800
St. Clair Cnty FGIC 5.625%, 10/01/13	3,410	3,612,861
Town of Cortland 5.50%, 3/01/17	5,089	4,751,752
Univ of Illinois COP (Prerefunded) AMBAC Series A 5.50%, 8/15/18	2,340	2,561,270

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	49

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Will & Kendall Counties Comnty Consolidated Sch Dist 202 FGIC 5.00%, 1/01/14-1/01/16	$8,575	$9,213,510

		221,239,612

Indiana – 0.8%
Allen Cnty Juvenile Justice Ctr First Mtg Rev AMBAC 5.50%, 1/01/18	1,575	1,687,487
Dyer Redev Auth, Econ Dev Lease 6.55%, 7/15/20	2,720	2,899,547
6.875%, 7/15/14	1,755	1,878,043
Indiana St Fin Auth Rev 5.00%, 2/01/14	5,735	6,273,230
Indiana St Fin Auth Rev (St Revolving PG) Series A 5.00%, 2/01/13-2/01/14	6,450	7,033,342
Indiana Transp Fin Auth, Arpt Fac Lease Rev AMBAC Series A 6.00%, 11/01/09	1,370	1,454,008
Indianapolis Gas Util Rev (Citizen Gas Util) ASSURED GTY 5.00%, 8/15/30(a)(f)	7,670	7,913,369
Indianapolis Gas Util Rev (Ref Distribution Sys) AMBAC Series A 5.75%, 8/15/08	2,395	2,429,081
Indianapolis Loc Pub Impr Bond Bank Series B 5.00%, 2/01/10	700	701,253
6.00%, 1/10/13	5,325	5,726,611
Indianapolis Res Recov, Rev, Ogden Martin Sys (Inc Proj) AMBAC 6.75%, 12/01/08	2,750	2,829,723
Ivy Tech St Coll, Student Fee AMBAC Series G 5.00%, 7/01/08	1,000	1,006,740

		41,832,434

Kansas – 0.3%
Wyandotte Cnty-Kansas City Uni Govt AMBAC 5.65%, 9/01/13-9/01/14	11,960	13,202,974

50	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wyandotte Cnty-Kansas City Uni Govt (Sales Tax) Series B 4.75%, 12/01/16	$2,790	$2,759,589

		15,962,563

Kentucky – 0.3%
Kentucky Asset Liability Commission MBIA 5.00%, 9/01/16	5,000	5,428,350
Kentucky Econ Dev Fin Auth (Catholic Hlth Initiatives) Series A 5.375%, 12/01/11	1,240	1,259,418
Kentucky St Ppty & Bldg Commission FGIC 5.00%, 3/01/13-3/01/14	7,970	8,600,134

		15,287,902

Louisiana – 2.7%
Coves of the Highland Cnty CDD 5.60%, 11/01/21	4,025	3,600,966
De Soto Parish PCR (Int’l Paper Co) Series 02a 5.00%, 10/01/12	4,700	4,767,915
Ernest N Morial-New Orleans Exhibit Hall Auth AMBAC 5.00%, 7/15/33	7,350	8,047,956
5.25%, 7/15/20-7/15/23	9,855	10,910,175
Jefferson Parish Home Mtg Auth Mtg-Backed Securities AMT GNMA/FNMA Series C-1 5.40%, 12/01/24	45	45,024
Lakeshore Villages Master CDD 5.25%, 7/01/17	9,895	8,828,913
Louisiana Arpt Fac (Cargo ACQ Grp) AMT Series 02 6.65%, 1/01/25	645	655,900
Louisiana St AMBAC 5.00%, 10/15/12	11,965	12,861,777
FSA 5.00%, 5/01/13-5/01/16	38,070	41,146,538
Louisiana St Agriculture Fin Auth 5.25%, 9/15/17	21,720	21,607,490
Louisiana St Citizens Ppty Insurance Corp. AMBAC 5.25%, 6/01/14	1,770	1,877,758

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	51

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Louisiana St Office Fac Corp., Lease Rev (Capitol Complex Program) MBIA Series A 5.50%, 3/01/11	$2,000	$2,069,900
Morehouse Parish GO 5.25%, 11/15/13	7,320	7,487,335
New Orleans GO MBIA 5.25%, 12/01/20	5,845	5,892,228
Orange Grove CDD 5.30%, 11/01/21	2,580	2,221,793
Tangipahoa Parish Sch Dist 5.90%, 5/01/22	3,365	3,056,328
Terrebonne Parish Wtrwks Dist No. 001 Wtr Rev AMBAC Series A 5.25%, 11/01/23	2,000	2,056,980

		137,134,976

Massachusetts – 3.9%
City of Boston 5.00%, 3/01/15	1,035	1,139,545
Massachusetts Bay Transp Auth GTD Series A 5.25%, 7/01/20	3,600	3,929,400
5.50%, 3/01/12	3,780	4,018,745
5.75%, 3/01/10	2,255	2,397,403
GTD Series Senior B 5.00%, 7/01/11	2,385	2,556,505
MBIA Series A 7.00%, 3/01/10	9,700	10,499,862
Massachusetts Port Auth FSA Series B 5.50%, 7/01/09	1,780	1,836,960
Massachusetts St GO 5.00%, 11/01/10	2,200	2,338,138
FSA 5.00%, 3/01/20-3/01/21	12,415	13,733,597
Series A 5.50%, 1/01/11	1,305	1,401,687
Massachusetts St GO (Consolidated Loan) 5.00%, 5/01/12-5/01/14	18,515	20,105,061
FGIC Series C 5.50%, 11/01/13-11/01/14	38,980	43,830,888
MBIA 5.50%, 11/01/12	20,050	22,187,731

52	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

MBIA Series B 5.00%, 8/01/12	$17,750	$19,187,572
Series C 5.50%, 12/01/11	2,115	2,317,723
Massachusetts St GO (Consolidated Loan) (Prerefunded) MBIA Series D 5.375%, 8/01/22	2,605	2,860,889
Series C 5.375%, 12/01/18	11,870	12,947,677
5.75%, 10/01/14	3,325	3,587,276
Massachusetts St HEFA (Harvard Univ) Series N 6.25%, 4/01/20	2,820	3,392,911
Massachusetts Wtr Pollution Abatement Trust Series B 5.25%, 8/01/14	1,055	1,149,499
Massachusetts Wtr Pollution Abatement Trust (New Bedford Program) Series A 5.125%, 2/01/16	3,460	3,539,788
Massachusetts Wtr Pollution Abatement Trust (Pool Program Bds) Series 7 5.25%, 2/01/10	2,455	2,585,189
Univ of Massachusetts Bldg Auth Rev AMBAC Series Senior 2 5.00%, 11/01/18	18,690	19,838,127

		201,382,173

Michigan – 1.5%
Detroit City Sch Dist AMBAC Series A 6.50%, 5/01/10	1,065	1,141,957
Detroit City Sch Dist (Sch Bldg & Site Impr) FGIC Series 2A 5.00%, 5/01/32	1,405	1,533,642
Detroit Swr Disp Rev FGIC Series A 6.00%, 7/01/29	3,105	3,325,051
MBIA Series B 6.00%, 7/01/10	2,510	2,700,484
Detroit Wtr Sup Sys Rev, Senior Lien FGIC 5.25%, 7/01/33	5,155	5,568,844

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	53

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Grand Rapids, Wtr Sup Sys Rev FGIC 5.75%, 1/01/12	$2,100	$2,249,793
Kent Hospital Fin Auth (Spectrum Hlth Sys) FGIC Series 2007A 5.89%, 1/15/47(a)+	4,925	4,925,000
Lansing Comnty Coll FGIC 5.50%, 5/01/16	3,515	3,865,410
Michigan Muni Bond Auth 5.50%, 10/01/13-10/01/15	5,165	5,842,165
Michigan Muni Bond Auth (Clean Wtr Revolving Fund) (Prerefunded) 5.625%, 10/01/11	1,270	1,349,197
Michigan Muni Bond Auth (Ref Sch Loan) Series A 5.25%, 12/01/10	5,215	5,559,607
Michigan Pub Pwr Agy MBIA 5.25%, 1/01/14	3,380	3,722,157
Michigan Pub Pwr Agy (Ref Belle River Proj) MBIA Series A 5.25%, 1/01/10	9,065	9,473,288
Michigan St COP (New Ctr Dev) MBIA 5.375%, 9/01/19	4,775	5,188,467
Michigan St GO FSA 5.00%, 9/01/13	2,055	2,246,999
Michigan St GO (Trunk Line Fund) FSA Series 05B 5.00%, 9/01/11	5,130	5,520,598
Michigan St GO (Trunk Line) FGIC 5.00%, 11/01/12	4,130	4,466,058
5.25%, 11/01/13	5,000	5,500,900
FSA Series A 5.50%, 11/01/18	1,110	1,219,269
Walled Lake Consolidated Sch Dist Q-SBLF 5.75%, 5/01/13	2,000	2,137,480

54	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wayne Cnty Comnty Coll Impr FGIC 5.00%, 7/01/08	$1,925	$1,938,687

		79,475,053

Minnesota – 0.5%
Minneapolis (Fairview Hlth Svc) MBIA 8.64%, 11/15/19(a)+	9,400	9,400,000
Minnesota Pub Fac Auth 5.00%, 3/01/13	1,245	1,357,299
Minnesota St Muni Pwr Agy, Elec Rev 4.50%, 10/01/12	2,395	2,537,766
Saint Paul Hsg & Redev Auth Hosp Rev (Healtheast Proj.) 5.15%, 11/15/20	2,770	2,600,836
5.75%, 11/15/21	1,750	1,719,113
Southern Minnesota Muni Pwr Agy AMBAC 5.25%, 1/01/16	6,820	7,387,219

		25,002,233

Mississippi – 0.3%
Mississippi Dev Bank AMBAC 7.45%, 8/01/27(a)+	3,400	3,400,000
FGIC Series 2007 7.45%, 8/01/27(a)+	8,400	8,400,000
Mississippi Hosp Equip & Fac Auth (Mississippi Baptist Med Ctr) CIFG 7.00%, 8/15/36(a)+	4,125	4,125,000

		15,925,000

Missouri – 0.4%
Jackson Cnty Pub Bldg Corp., Leasehold Rev (Capital Impr Proj) 5.00%, 12/01/25	1,955	1,978,050
Kansas City Muni Assistance Corp. FGIC 5.00%, 4/15/13	7,215	7,713,845
Missouri St Hsg Dev Commission, SFMR AMT GNMA/FNMA Series B-2 6.40%, 9/01/29	305	314,836
Missouri St Hwy & Transit Commission 5.00%, 2/01/13	10,755	11,724,778

		21,731,509

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	55

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Nebraska – 0.2%
Nebraska Pub Pwr Dist Rev MBIA Series B 5.00%, 1/01/11	$10,355	$10,991,832

Nevada – 3.8%
City of Henderson FGIC 6.49%, 7/01/31(a)(c)+	13,150	13,150,000
Clark Cnty AMBAC 5.00%, 7/01/14-11/01/16	43,365	47,364,781
AMBAC Series A 6.50%, 6/01/17	1,760	2,097,586
FSA 5.00%, 6/01/12-6/01/13	21,020	22,820,777
Clark Cnty Impr Dist 5.00%, 8/01/10	3,430	3,417,858
Clark Cnty Impr Dist, Summerlin No. 151 3.95%, 8/01/09	470	460,999
4.40%, 8/01/12	190	180,143
Clark Cnty Sch Dist FGIC 5.00%, 6/15/17	27,880	29,943,956
5.25%, 6/15/14	5,505	6,063,262
FSA 5.50%, 6/15/12	13,425	14,817,709
FSA Series C 5.25%, 6/15/13	8,800	9,724,000
MBIA 5.00%, 6/15/10-6/15/13	8,740	9,407,439
5.25%, 6/15/12	5,000	5,448,850
Clark Cnty Sch Dist GO FSA 5.00%, 6/15/19	22,380	23,803,592
Clark Cnty Spl Impr Dist No 142 5.30%, 8/01/11	1,585	1,572,986
Henderson Loc Impr Dist No. T-16 4.75%, 3/01/13	975	890,000
Las Vegas Spl Impr Dist No. 607, Loc Impr Bonds 4.30%, 6/01/08	1,625	1,621,961
5.15%, 6/01/11	2,005	1,966,564
Washoe Cnty Sch Dist (Prerefunded) FGIC 5.25%, 6/01/14	1,555	1,590,578

		196,343,041

56	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Hampshire – 0.3%
Manchester Hsg & Redev Auth ACA Series A 6.75%, 1/01/13-1/01/15	$6,155	$6,331,891
New Hampshire Hlth & Ed Fac Auth AMBAC 5.375%, 7/01/20	7,090	7,503,772

		13,835,663

New Jersey – 7.0%
Garden St Preservation Trust (Open Space & Farmland) FSA Series 05A 5.80%, 11/01/17	2,325	2,645,013
New Jersey Ed Fac Auth (Prerefunded) AMBAC Series 02A 5.25%, 9/01/21	4,505	4,952,031
New Jersey EDA AMBAC Series 2007T 5.50%, 9/01/24(a)+	12,065	12,065,000
FSA Series 2005Q 5.00%, 3/01/22(a)+	845	845,000

MBIA 5.00%, 9/01/15	3,645	3,895,594
MBIA Series 1A 5.00%, 7/01/11	11,795	12,601,542
New Jersey EDA (Cigarette Tax) FGIC 5.00%, 6/15/09-6/15/10	16,155	16,748,230
FGIC Series 4 5.00%, 6/15/11	4,665	4,895,078
FSA 5.00%, 6/15/09	2,565	2,629,510
FSA Series 4 5.00%, 6/15/10	3,615	3,813,536
New Jersey EDA (Market Transition Fac Rev, Senior Lien) MBIA Series A 5.00%, 7/01/09	3,790	3,920,869
New Jersey EDA (Sch Fac Constr) MBIA Series G 5.00%, 9/01/13	20,445	22,238,435

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	57

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey EDA (Sch Fac Constr) (Prerefunded) MBIA Series C 5.00%, 6/15/09	$245	$253,724
New Jersey Hlth Care Fac Fin Auth (Jersey City Med Ctr) AMBAC FHA 4.80%, 8/01/21	285	286,431
New Jersey St 5.00%, 6/01/16	4,570	5,022,156
5.25%, 7/01/16	3,515	3,917,397
5.50%, 2/01/10	1,110	1,171,550
AMBAC Series N 5.25%, 7/15/11	6,000	6,493,140
MBIA-IBC 5.50%, 8/01/11	3,530	3,850,665
New Jersey St Transp Trust Fund Auth (Transp Sys) FSA Series C 5.50%, 12/15/11	6,550	7,205,917
MBIA Series A 5.25%, 12/15/12	10,175	11,152,512
New Jersey St Trpk Auth Rev (Unrefunded) MBIA Series A 6.00%, 1/01/11	14,175	15,302,054
New Jersey Transp Trust Fund Auth AMBAC 5.25%, 12/15/09	2,425	2,538,126
AMBAC Series A 5.50%, 12/15/13	7,415	8,288,635
FGIC 5.00%, 6/15/13-6/15/14	11,520	12,486,679
MBIA 5.25%, 12/15/14	17,670	19,624,125
New Jersey Transp Trust Fund Auth, Transp Sys FGIC Series B 5.25%, 12/15/13	5,000	5,524,450
FSA Series C 5.75%, 12/15/12	5,000	5,617,000
MBIA Series A 5.25%, 12/15/11-12/15/13	26,240	28,869,052
MBIA Series B 5.25%, 12/15/13	6,380	7,049,198

58	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tobacco Settlement Fin Corp. 6.25%, 6/01/43	$22,020	$25,314,853
6.75%, 6/01/39	84,940	99,661,801

		360,879,303

New York – 6.1%
City of New York 5.00%, 8/01/12-3/01/17	14,665	15,680,557
Metro Transp Auth, Dedicated Tax Fund (Prerefunded) FGIC Series A 5.00%, 4/01/23	2,835	3,158,672
New York City 5.00%, 1/01/15-1/01/16	15,370	16,478,303
Series 4B 5.00%, 8/01/10	14,270	14,988,637
Series 4G 5.00%, 8/01/12	21,110	22,501,360
Series G 5.00%, 8/01/11	7,360	7,810,579
Series H 5.00%, 8/01/11	3,450	3,661,209
Series I 5.00%, 8/01/10	4,520	4,747,627
5.875%, 3/15/13	100	100,152
New York City GO 5.00%, 8/01/13(f)	10,920	11,709,298
5.00%, 8/01/14-8/01/16	36,490	39,210,783
5.50%, 8/01/14	4,780	5,170,144
New York City TFA 5.00%, 8/01/11	4,900	5,269,638
MBIA Series D 5.25%, 2/01/20	2,360	2,504,172
MBIA Series E 5.25%, 2/01/21	2,760	2,885,276
Series B 5.25%, 2/01/29(a)	14,005	14,689,564
New York City TFA (Future Tax Secured) MBIA Series E 5.25%, 2/01/22	4,685	4,874,836
New York St Dorm Auth MBIA 5.25%, 2/15/13	1,195	1,215,769
New York St Dorm Auth (City Univ) Series A 5.75%, 7/01/13	1,280	1,388,582

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	59

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dorm Auth (Mental Hlth Fac Impr) FSA Series B 5.00%, 2/15/10	$2,160	$2,261,866
New York St Dorm Auth (Mental Hlth Svcs Fac) FSA Series 1 5.125%, 1/15/13	2,085	2,139,981
New York St Dorm Auth (NY Univ) MBIA Series A 6.00%, 7/01/18	2,865	3,355,689
New York St HFA 4.05%, 11/01/10	6,820	6,862,966
New York St Thruway Auth FGIC 5.00%, 4/01/13-4/01/16	50,800	55,446,284
FSA 5.00%, 4/01/15	10,255	11,295,575
MBIA 5.25%, 4/01/11	15,310	16,430,386
New York St Thruway Auth (Personal Income Tax) FSA Series A 5.00%, 3/15/18	7,860	8,411,379
New York St Thruway Auth, Hwy & Brdg Trust Fund MBIA Series A 5.00%, 4/01/21	4,700	4,867,790
Tobacco Settlement Fin Auth CIFG Series 2003 7.00%, 6/01/23(a)+	2,475	2,475,000
Series 2008 5.00%, 6/01/12	5,840	6,125,401
Series A-1 5.00%, 6/01/11	1,740	1,743,028
Series B-1C 5.50%, 6/01/14	16,590	16,908,362
Tobacco Settlement Fin Auth (Tobacco Asset-Backed Bds) Series A-1 5.25%, 6/01/12	305	305,589

		316,674,454

60	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

North Carolina – 2.0%
Charlotte-Mecklenburg Hosp Auth AMBAC Series 2007I 6.01%, 1/15/47(a)+	$7,950	$7,948,177
FSA Series 2007G 6.25%, 1/15/41(a)+	12,400	12,400,000
North Carolina Eastern Muni Pwr Agy, Pwr Sys Rev ACA Series B 6.125%, 1/01/09	2,105	2,155,310
MBIA Series 2004A1 7.09%, 1/01/19(a)+	6,125	6,125,000
Series A 5.50%, 1/01/11	3,725	3,933,116
Series B 5.70%, 1/01/17	1,880	1,935,798
6.125%, 1/01/09	3,910	4,013,693
Series C 5.25%, 1/01/11	2,765	2,901,508
Series D 6.45%, 1/01/14	630	663,119
North Carolina Eastern Muni Pwr Agy, Pwr Sys Rev (Prerefunded) Series A 6.00%, 1/01/26	1,720	2,022,892
North Carolina Infra Fin Corp. FSA 5.00%, 2/01/13-2/01/15	22,350	24,405,647
Series A 5.00%, 2/01/13	4,295	4,646,116
North Carolina Muni Pwr Agy No. 1, Catawba Elec Rev Series A 5.50%, 1/01/12-1/01/13	13,730	14,807,079
North Carolina Muni Pwr Agy No. 1, Catawba Elec Rev ETM 5.50%, 1/01/13	4,170	4,492,883
St of North Carolina 5.00%, 3/01/09	12,440	12,802,502

		105,252,840

Ohio – 1.6%
City of Cincinnati 5.00%, 12/01/15	5,780	6,407,130
City of Cleveland FGIC 5.25%, 1/01/13	5,000	5,355,100

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	61

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Cnty of Hamilton AMBAC 5.75%, 12/01/12-12/01/13	$6,455	$6,998,194
Cuyahoga Cnty Hosp Fac Rev (Canton Inc Proj) 6.75%, 1/01/10	920	950,213
Montgomery Cnty, Hosp Rev (Grandview Hosp & Med Ctr) 5.60%, 12/01/11	1,000	1,057,150
Montgomery Cnty, Hosp Rev (Grandview Hosp & Med Ctr) ETM 5.40%, 12/01/09	1,145	1,206,715
Montgomery Cnty, Hosp Rev (Grandview Hosp & Med Ctr) (Prerefunded) 5.50%, 12/01/10	2,100	2,216,613
Ohio St 5.00%, 5/01/14-6/15/14	7,195	7,896,303
5.20%, 2/01/10	6,890	7,244,146
Ohio St (Common Sch) Series B 5.00%, 9/15/11	1,785	1,923,016
Ohio St Bldg Auth 5.00%, 4/01/12	5,000	5,387,450
Ohio St Bldg Auth (Workers Compensation Fac) FGIC Series A 5.00%, 4/01/12	7,265	7,793,965
Ohio St Wtr Dev Auth, PCR Wtr Quality Loan Fund 5.00%, 6/01/13	5,860	6,416,290
Ohio St, Hgr Ed Capital Fac AMBAC Series A 5.00%, 8/01/11	16,500	17,672,325
Port Auth Columbiana Cnty SWFR (Liberty Waste Transp LLC Proj) AMT Series A 7.00%, 8/01/21	4,540	4,556,389

		83,080,999

Oklahoma – 1.6%
McGee Creek Auth Wtr Rev MBIA 6.00%, 1/01/23	3,980	4,663,287

62	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Oklahoma Dev Fin Auth (Hillcrest Hlthcare Sys) ETM Series A 5.00%, 8/15/09	$1,000	$1,033,630
Oklahoma Dev Fin Auth (Hillcrest Hlthcare Sys) (Prerefunded) Series A 5.75%, 8/15/13	2,240	2,359,414
Oklahoma Hsg Fin Agy, AMT MFHR Series B-2 6.55%, 3/01/29	100	101,006
Oklahoma Transp Auth AMBAC 5.00%, 1/01/09	9,685	9,912,888
Tulsa Cnty Indl Auth (Capital Impr Rev) FSA Series B 5.00%, 5/15/10-5/15/12	51,315	55,069,840
Series B 5.00%, 5/15/09	10,900	11,155,387

		84,295,452

Oregon – 0.6%
City of Portland MBIA 5.00%, 6/15/13	5,090	5,538,175
Clackamas & Washington Cnty, Sch Dist No. 003 FGIC Series B 5.00%, 6/15/12	5,190	5,583,765
Deschutes Cnty Administrative Sch Dist No. 1 FSA 5.00%, 12/15/11	3,410	3,695,554
Emerald Peoples Util Dist FGIC 7.35%, 11/01/08	1,265	1,302,469
Oregon St Dept of Administrative Svs MBIA 5.25%, 5/01/14	1,775	1,915,136
Tri-Cnty Metro Transp Dist MBIA 4.00%, 5/01/14	4,500	4,530,150
5.00%, 5/01/12	1,080	1,164,024
Washington Cnty Sch Dist No. 48 (J Beaverton Ref) FSA 5.00%, 6/01/13	4,600	5,025,178

		28,754,451

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	63

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania – 6.4%
Allegheny Cnty MBIA Series C-54 5.375%, 11/01/18	$3,400	$3,759,788
Allegheny Cnty Arpt Rev (Pittsburgh In’l Arpt) AMT MBIA Series A-1 5.75%, 1/01/09	4,310	4,396,372
Allegheny Cnty Hosp Dev Auth 5.00%, 11/15/09-11/15/12	16,140	15,616,994
Allegheny Cnty Hosp Dev Auth (Univ of Pittsburg Med Ctr) Series 2008A 5.00%, 9/01/14	46,500	49,078,425
Allegheny Cnty Hosp Dev Auth (West Pennsylvania Hlth Sys) 5.00%, 11/15/10	3,235	3,165,124
Series A 5.00%, 11/15/13	3,965	3,741,929
Series B 9.25%, 11/15/22	3,020	3,575,197
Allegheny Cnty Redev Auth Rev (Pittsburgh Mills Proj) 5.10%, 7/01/14	625	619,694
Beaver Cnty IDA PCR (Cleveland Elec Proj) Series 98 3.75%, 10/01/30	13,150	13,122,122
Bucks Cnty IDA Waste Management Inc. Proj 3.90%, 12/01/22	15,180	14,955,791
Central Bucks Sch Dist 5.00%, 5/15/16	5,000	5,433,700
Chester Cnty HEFA (Chester Cnty Hosp) Series A 6.75%, 7/01/21	1,320	1,371,374
Pennsylvania St GO 5.00%, 3/01/16	19,040	20,901,541
5.25%, 7/01/14	13,440	14,939,366
FGIC 5.00%, 7/01/12-7/01/13	97,405	105,514,963
5.50%, 2/01/14	5,310	5,936,421
MBIA 5.00%, 9/01/11-2/01/15	33,770	36,551,338
5.25%, 2/01/14	10,885	12,044,035
5.375%, 7/01/16	2,225	2,506,129

64	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania St Pub Sch Bldg Auth 5.00%, 6/01/14	$5,370	$5,884,392
Pennsylvania St Ref & Proj MBIA 5.25%, 2/01/11	1,085	1,161,634
Philadelphia Parking Auth FSA 5.50%, 9/01/11	1,915	2,002,784
Westmoreland Cnty Muni Auth Muni Svc Rev FGIC 5.00%, 8/15/09	4,135	4,214,144

		330,493,257

Puerto Rico – 2.5%
Comwlth of Puerto Rico 5.25%, 7/01/11	2,135	2,244,526
ASSURED GTY Series 2007A 11.00%, 7/01/34(a)+	4,225	4,225,000
CIFG Series 2004 11.00%, 7/01/29(a)+	9,975	9,975,000
FGIC Series 2004 6.00%, 7/01/31(a)+	4,525	4,525,000
Series A 5.00%, 7/01/30(a)	26,525	27,330,034
Comwlth of Puerto Rico Govt Dev Bank 5.00%, 12/01/13	3,400	3,584,620
Govt Dev for Puerto Rico 5.00%, 12/01/08-12/01/10	21,995	22,344,499
Puerto Rico Pub Bldg Auth 5.50%, 7/01/13	15,205	16,258,554
Puerto Rico Pub Fin Corp. 5.75%, 8/01/27(a)	10,145	10,673,047
Univ of Puerto Rico 5.00%, 6/01/12-6/01/15	26,580	27,865,456

		129,025,736

Rhode Island – 0.3%
Providence Pub Bldg Auth FSA Series A 5.10%, 12/15/09	1,000	1,011,690
Rhode Island Depositors Econ Protection Corp. ETM FSA Series A 5.50%, 8/01/20	1,500	1,670,310
5.75%, 8/01/19	4,940	5,728,375
Series A 6.375%, 8/01/22	5,780	6,955,883

		15,366,258

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	65

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

South Carolina – 1.0%
Cnty of Richland 4.60%, 9/01/12	$6,335	$6,324,737
Greenville Cnty Sch Dist 5.00%, 12/01/10–12/01/15	22,600	24,420,882
Horry Cnty Sch Dist SCSDE Series A 5.375%, 3/01/18	5,285	5,600,462
Lancaster Cnty Assmt Rev (Edenmoor Impr Dist) Series B 5.375%, 12/01/16	3,775	3,522,792
Newberry Investing in Children Ed Newberry Cnty (Sch Dist Proj) 5.25%, 12/01/23–12/01/25	2,315	2,245,421
South Carolina St Pub Svc Auth FSA 5.25%, 1/01/14	2,080	2,274,834
MBIA Series B 5.00%, 1/01/11–1/01/12	7,385	7,905,349

		52,294,477

Tennessee – 0.2%
Chattanooga Hlth Ed & Hsg Fac Brd (Catholic Hlth) Series A 5.375%, 12/01/11	3,215	3,265,347
Memphis-Shelby Cnty Arpt Auth AMBAC Series D 6.25%, 3/01/18	3,000	3,099,120
Memphis-Shelby Cnty Arpt Auth AMT MBIA Series A 6.25%, 2/15/10	1,000	1,054,230
Tennessee Energy Acquisition Corp. (Prepaid Gas) 5.25%, 9/01/21	2,115	2,029,935

		9,448,632

Texas – 8.7%
Arlington ISD 5.00%, 2/15/13	2,000	2,171,300
PSF-GTD 5.00%, 2/15/14–2/15/21	6,265	6,650,841
Austin St GO FSA 5.00%, 11/15/13	3,035	3,326,785

66	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Bell Cnty Hlth Fac Dev Corp (Lutheran Gen Hlthcare Sys) ETM 6.50%, 7/01/19	$1,000	$1,214,630
Brownsville Util Sys Rev AMBAC 6.25%, 9/01/10-9/01/11	2,775	3,063,350
Camino Real Regl Mobility Auth 5.00%, 2/15/14-2/15/22	66,195	69,381,332
Series 2008 5.00%, 8/15/21	5,000	5,027,550
City of Dallas 5.00%, 2/15/11-2/15/14	30,370	32,702,429
City of Fort Worth FSA 5.00%, 2/15/11	5,000	5,326,400
City of Houston FSA 5.00%, 12/01/30	1,610	1,753,419
MBIA 5.00%, 3/01/11-3/01/12	39,110	41,716,694
5.25%, 3/01/12-3/01/14	11,760	12,954,061
City of Plano 5.00%, 9/01/13	5,045	5,516,354
City of San Antonio 5.25%, 2/01/14	4,395	4,858,057
5.375%, 2/01/13	5,000	5,510,900
FGIC 5.25%, 8/01/12	5,000	5,442,600
Clear Creek ISD 5.00%, 2/15/16	1,280	1,402,688
Conroe ISD 5.00%, 2/15/16	6,260	6,792,663
Dallas Cnty Util & Reclamation Dist MBIA 5.00%, 2/15/10	4,630	4,777,975
El Paso Ref FGIC 5.00%, 8/15/12	5,710	6,161,775
Fort Worth ISD 5.00%, 2/15/16	5,000	5,479,250
Harris Cnty 5.375%, 10/01/18	920	969,156
Harris Cnty (Permanent Impr) Series A 5.25%, 10/01/24	14,000	14,545,720

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	67

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Harris Cnty (Prerefunded) 5.375%, 10/01/18	$1,475	$1,608,310
Harris Cnty (Toll Road) Senior Lien FSA 5.375%, 8/15/23	2,770	3,056,363
Harris Cnty Flood Ctl Dist 5.25%, 10/01/22-10/01/23	10,050	11,181,027
Series A 5.25%, 10/01/20	1,920	2,136,077
Harris County Health Facilities Development Corp. FGIC 7.505%, 2/15/47(a)+	6,475	6,475,000
Houston, Hotel Occupancy Tax & Spl Rev, Ref (Conventions & Entertainment) AMBAC Series A 5.50%, 9/01/10	3,000	3,183,900
Houston, Wtr & Swr Sys Rev Junior Lien Forward (Prerefunded) AMBAC 5.75%, 12/01/17	2,000	2,243,040
AMBAC Series B 5.75%, 12/01/16	3,000	3,364,560
Katy Dev Auth (Metro Contract) Series A 5.75%, 6/01/09	4,685	4,687,202
Lamar Consolidated ISD (Schhouse) PSF-GTD 5.00%, 2/15/12	3,700	3,977,944
Lower Colorado River Auth AMBAC Series 2004 5.00%, 5/15/08	2,920	2,928,264
FSA 5.875%, 5/15/16	25	26,300
FSA Series 1999 5.875%, 5/15/16	10,760	11,192,444
Magnolia ISD 5.00%, 8/15/16	425	433,474
Plano Tx Isd Go 5.00%, 2/15/11	3,025	3,220,748
Retama Dev Corp Spl Fac Rev (Retama Racetrack) ETM 8.75%, 12/15/13-12/15/15	7,105	8,973,400

68	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

SA Energy Acquisition Pub Fac Corp. 5.25%, 8/01/15	$1,855	$1,869,450
San Antonio Hotel Occupancy Rev (Sub Lien) AMBAC Series B 5.00%, 8/15/34(a)	18,605	18,803,887
San Antonio Wtr Sys Rev FSA 5.50%, 5/15/18	4,000	4,300,880
San Antonio, Elec & Gas, Pwr Sys 5.375%, 2/01/20	2,500	2,714,025
Seguin ISD PSF-GTD 5.00%, 4/01/23	3,455	3,455,000
Tarrant Cnty Cultural Ed Fac Fin Corp. 5.25%, 11/15/16	1,160	1,095,330
Tarrant Cnty Hlth Fac Dev Corp (Harris Mthodist Hlth Sys) ETM AMBAC Series A 5.125%, 9/01/12	2,755	2,903,632
Texas A & M Univ Rev (Fin Sys) Series B 5.00%, 5/15/12	1,710	1,846,287
Texas Muni Pwr Agy MBIA Zero Coupon, 9/01/13	2,345	1,916,920
5.25%, 9/01/09	1,530	1,589,900
Texas Pub Fin Auth AMBAC 5.00%, 2/01/15	5,000	5,401,550
Texas St 5.25%, 8/01/21	2,875	2,935,706
5.50%, 10/01/12	1,055	1,143,335
Series B 5.125%, 10/01/09	14,855	15,201,122
Texas St Transp Commission 5.00%, 4/01/13-4/01/16	21,735	23,766,423
5.25%, 4/01/14	10,185	11,280,499
Texas St Univ Sys FSA 5.25%, 3/15/13	5,320	5,758,528
Trinity River Auth Regl WasteWtr Sys Rev MBIA 5.25%, 8/01/08	3,295	3,332,431
Univ of Texas 5.00%, 8/15/14-8/15/16	16,915	18,626,343
5.25%, 8/15/16	1,125	1,260,608

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	69

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Univ of Texas (Prerefunded) Series B 5.375%, 8/15/19	$1,270	$1,378,585
Williamson Cnty MBIA 5.00%, 2/15/14	5,000	5,449,800

		451,464,223

Utah – 0.1%
Intermountain Pwr Agy, Pwr Sup Rev AMBAC 5.00%, 7/01/10	1,505	1,586,571
FSA 5.00%, 7/01/10	2,870	3,035,226
Intermountain Pwr Agy, Pwr Sup Rev ETM (Prerefunded) AMBAC Series A 6.50%, 7/01/08	1,265	1,279,699
Intermountain Pwr Agy, Pwr Sup Rev (Unrefunded) AMBAC Series A 6.50%, 7/01/08	735	743,431

		6,644,927

Vermont – 0.0%
Vermont Ed & Hlth Bldg Fin Agy (Norwich Univ Proj) 5.50%, 7/01/18	1,165	1,186,727

Virginia – 2.1%
Broad Street CDA 7.125%, 6/01/15	3,510	3,707,508
Celebrate North CDD Spl Assmt Rev (Celebrate VA) Series B 6.25%, 3/01/18	3,561	3,562,958
City of Hampton MBIA 5.00%, 1/15/15	5,000	5,477,600
City of Norfolk MBIA 5.00%, 3/01/14	3,065	3,349,555
Cnty of Fairfax 5.00%, 6/01/13	5,330	5,849,355
Richmond FSA 5.50%, 1/15/12	4,000	4,340,960
Virginia Coll Bldg Auth 5.00%, 2/01/12	16,585	17,862,542

70	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Virginia Coll Bldg Auth (21st Century Coll Proj) Series B 5.00%, 2/01/11	$6,600	$7,034,478
Virginia Comwlth Brdg of Transp Rev, Ref U.S. Route 58 Corr Dev Series B 5.25%, 5/15/11	5,620	6,066,453
Virginia Polytechnic Inst & St Univ Rev (Unrefunded) Series A 5.25%, 6/01/08	75	75,294
Virginia Pub Bldg Auth 5.00%, 8/01/12-8/01/14	33,440	36,471,587
Virginia Pub Sch Auth 5.00%, 4/15/10-8/01/14	13,875	14,852,193

		108,650,483

Washington – 8.3%
Central Puget Sound Regional Transp Auth AMBAC 5.00%, 11/01/18	1,015	1,078,285
City of Seattle FSA 5.00%, 8/01/13	9,915	10,828,072
City of Tacoma FSA 5.00%, 1/01/15	20,945	22,935,403
Cowlitz Cnty Spl Swr Rev, CSOB Wastewtr Treatment FGIC 5.50%, 11/01/19	1,435	1,575,587
Douglas Cnty Sch Dist No 206 (Eastmont) FGIC 5.75%, 12/01/14	1,150	1,261,044
Energy Northwest 5.00%, 7/01/12-7/01/16	59,480	64,630,017
5.50%, 7/01/13	3,840	4,249,421
AMBAC 5.00%, 7/01/18	5,040	5,344,214
5.25%, 7/01/11	4,505	4,847,230
MBIA 5.50%, 7/01/12	1,855	2,040,760
MBIA Series A 5.75%, 7/01/17	7,000	7,601,440
Series 2007 5.00%, 7/01/16	9,355	10,163,366

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	71

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2008A 5.25%, 7/01/16(f)	$6,395	$7,059,952
XLCA 5.50%, 7/01/10	1,880	2,001,156
Energy Northwest (Columbia Generating) MBIA Series A 5.75%, 7/01/18	2,455	2,650,860
King Cnty Sch Dist No 1 Seattle 5.00%, 12/01/12-12/01/13	73,650	80,623,883
Seattle Ref 5.00%, 1/01/10	2,285	2,390,224
Seattle Muni Light & Pwr Rev 5.625%, 12/01/12-12/01/16	6,590	7,015,039
St of Washington AMBAC 5.00%, 1/01/14	6,610	7,211,378
Washington Hlth Care Fac Auth FSA 5.25%, 10/01/14	5,425	5,537,908
RADIAN 7.00%, 7/01/38(a)+	3,850	3,850,000
Washington Pub Pwr Sup Sys MBIA 5.25%, 7/01/13	6,545	7,187,719
Washington St GO 5.00%, 7/01/13-1/01/17	35,790	38,967,715
AMBAC 5.00%, 1/01/12-1/01/16	79,445	86,313,147
FSA 5.00%, 1/01/14-7/01/15	19,465	21,433,103
MBIA 5.00%, 7/01/13	2,050	2,238,129
Series 2008D 5.00%, 1/01/15	5,935	6,495,264
Washington St GO (Various Purpose) AMBAC 5.00%, 7/01/13	3,435	3,750,230
Washington St Motor Vehicle Fuel Tax FSA Series B 5.00%, 7/01/13	5,785	6,339,377

		427,619,923

72	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wisconsin – 2.4%
Milwaukee Metro Swr Dist 5.00%, 10/01/16	$3,710	$4,087,233
St of Wisconsin FGIC 5.00%, 7/01/16	6,885	7,485,028
FSA Series B 5.25%, 5/01/17	2,000	2,155,760
MBIA 5.00%, 5/01/11	11,640	12,428,843
5.25%, 5/01/13	4,545	4,994,000
Wisconsin St GO AMBAC 5.00%, 5/01/15-5/01/16	12,830	14,069,268
FGIC 5.00%, 5/01/15-7/01/17	6,175	6,732,755
5.25%, 5/01/13	5,500	6,035,205
FGIC Series E 5.00%, 5/01/13	1,715	1,861,924
FSA 5.25%, 7/01/16	9,690	10,813,943
MBIA 5.00%, 5/01/13-5/01/14	37,210	40,567,478
5.25%, 7/01/14	2,920	3,242,280
MBIA Series 1 5.50%, 5/01/10	5,205	5,526,773
Wisconsin St Transp Rev AMBAC Series B 5.00%, 7/01/13	4,270	4,627,442

		124,627,932

Total Long-Term Municipal Bonds (cost $4,963,111,177)		5,046,707,536

Short-Term Municipal Notes – 1.5%
Alaska – 0.1%
City of Valdez 0.90%, 12/01/33(g)	1,000	1,000,000
Valdez Marine Term Rev (BP Pipelines, Inc. Proj) 1.25%, 7/01/37(g)	1,200	1,200,000
Series 03B 1.25%, 7/01/37(g)	2,500	2,500,000

		4,700,000

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	73

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California – 0.0%
California St GO (Daily Kindergarten Univ) Series B-1 0.90%, 5/01/34(g)	$875	$875,000

District of Columbia – 0.1%
Dist of Columbia 2.10%, 10/01/34(g)	6,005	6,005,000

Florida – 0.3%
Orange Cnty IDA 2.10%, 1/01/28(g)	4,270	4,269,476
Orange Cnty IDA (Catholic Charities Ctr) 1.25%, 7/01/37(g)	3,000	3,000,000
Orange Cnty IDA (Lake Highland Prep Sch) 2.10%, 8/01/32(g)	2,000	2,000,000
Palm Beach Cnty (St Andrews Sch) 2.10%, 10/01/28(g)	6,200	6,200,000

		15,469,476

Mississippi – 0.2%
Cnty of Jackson 1.15%, 6/01/23(g)	7,550	7,550,000

Nevada – 0.0%
Clark Cnty PCR (Southern California) AMT Series C 3.25%, 6/01/31(a)	1,175	1,180,146

New Jersey – 0.2%
New Jersey Econ Dev Auth 2.14%, 2/01/38(g)	8,510	8,510,000

North Carolina – 0.2%
North Carolina Capital Fac Fin Agy 2.10%, 7/01/21(g)	3,455	3,454,422
2.13%, 6/01/25(g)	1,710	1,710,000
North Carolina Ed Fac Fin Agy 2.10%, 1/01/23(g)	1,105	1,105,000
North Carolina St Port Auth 2.10%, 3/01/36(g)	2,080	2,080,000

		8,349,422

Pennsylvania – 0.1%
Langhorne Manor Hgr Ed & Hlth Auth (Wesley Enhanced Living) RADIAN Series 2005A 1.40%, 10/01/32(g)	6,000	6,000,000

South Carolina – 0.1%
South Carolina Jobs EDA 2.10%, 3/01/27(g)	3,135	3,134,473

74	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas – 0.1%
Lower Neches Valley Auth IDA 0.90%, 8/01/22(g)	$2,725	$2,725,000
North Texas Tollway Auth FSA Series 2005B 2.00%, 1/01/21(g)	4,650	4,650,000

		7,375,000

Utah – 0.0%
Utah Transit Auth Sales Tax Rev Series B 0.95%, 6/15/36(g)	1,100	1,100,000

Washington – 0.0%
Washington St Hsg Fin Comm Series 2004 2.10%, 12/01/29(g)	1,000	1,000,000

Wyoming – 0.1%
Sublette Cnty Pollution Ctrl Rev 1.03%, 11/01/14(g)	1,500	1,500,000
Uinta Cnty 0.90%, 7/01/26(g)	4,100	4,100,000

		5,600,000

Total Short-Term Municipal Notes (cost $76,841,299)		76,848,517

Total Investments – 99.0% (cost $5,039,952,476)(h)		5,123,556,053
Other assets less liabilities – 1.0%		54,060,467

Net Assets – 100.0%		$5,177,616,520

INTEREST RATE SWAP TRANSACTIONS

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$18,200	7/12/08	BMA	*	3.815%	$140,154
Merrill Lynch	22,255	2/12/12	BMA	*	3.548%	886,400

(a)	Variable rate coupon, rate shown as of March 31, 2008.

(b)	Floating Rate Security. Stated interest rate was in effect at March 31, 2008.

(c)	Position, or a portion thereof, has been segregated to collateralize when issued securities.

(d)	Security is exempt from registration under the Rule 144A of the Securities Act of 1933. These securities are consider liquid and may be resold in transactions exempt from registration, normally to be qualified institutional buyers. At March 31, 2008, the aggregate market value of these securities amounted to $25,801,662 or .5% of net assets.

(e)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(f)	When-Issued security.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	75

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

(g)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(h)	At March 31, 2008, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $112,212,700 and gross unrealized depreciation of investments was $28,609,123, resulting in net unrealized appreciation of $83,603,577 (excluding swap transactions).

*	Variable interest rate based on the Securities Industry & Financial Markets Association, formerly the Bond Market Association (BMA).

+	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2008 and the aggregate market value of these securities amounted to $214,933,177 or 4.2% of total investments.

As of March 31, 2008, the Portfolio held 49% of total investments in insured bonds (of this amount 9% represents the Portfolio’s holding in pre-refunded bonds).

Glossary:

ACA – ACA Capital

AMBAC – American Bond Assurance Corporation

AMT – Alternative Minimum Tax (subject to)

ASSURED GTY – Assured Guaranty

CDA – Community Development Administration

CDD – Community Development District

CFD – Community Facilities District

CIFG – CIFG Assurance North America, Inc.

COP – Certificate of Participation

EDA – Economic Development Agency

ETM – Escrow to Maturity

FGIC – Financial Guaranty Insurance Company

FHA – Federal Housing Administration

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance Inc.

GNMA – Government National Mortgage Association

GO – General Obligation

HEFA – Health & Education Facility Authority

HFA – Housing Finance Authority

IDA – Industrial Development Authority/Agency

ISD – Independent School District

MBIA – Municipal Bond Investors Assurance

MFHR – Multi-Family Housing Revenue

PCR – Pollution Control Revenue Bond

Q-SBLF – Qualified School Bond Loan Fund

RADIAN – Radian Group, Inc.

SFMR – Single Family Mortgage Revenue

ST GTD – State Guaranteed

SWFR – Solid Waste Facility Revenue

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

76	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2008 (unaudited)

	Principal Amount (000)	U.S. $ Value

New York – 75.8%
Albany Cnty FGIC 5.00%, 10/01/12	$1,100	$1,149,863
City of Yonkers MBIA 5.00%, 8/01/12-8/01/14	7,800	8,473,700
Erie Cnty IDA Sch Fac Rev (Buffalo City Sch Dist Proj) FSA 5.00%, 5/01/14-5/01/16	2,330	2,555,312
5.75%, 5/01/24	1,520	1,626,658
Long Island Pwr Auth Elec Sys Rev 5.00%, 6/01/09 AMBAC	7,500	7,716,525
5.25%, 4/01/09	4,550	4,665,343
5.50%, 12/01/09	1,180	1,233,076
MBIA 5.00%, 5/01/13-5/01/15	22,780	24,736,314
MBIA Series D 5.00%, 9/01/12	10,115	10,905,690
MBIA Series Gen F 5.00%, 5/01/16	11,630	12,643,206
Metro Transp Auth AMBAC Series Ref A 5.50%, 11/15/18	5,325	5,683,852
FGIC 5.25%, 11/15/15-11/15/16	12,925	14,294,568
MBIA 5.00%, 11/15/10	10,150	10,796,555
Series B 5.00%, 11/15/16-11/15/17	6,645	7,205,468
Metro Transp Auth (Dedicated Tax Fd) FSA 5.25%, 11/15/12-4/01/15	15,285	17,027,015
MBIA 5.00%, 11/15/11	1,865	2,007,803
5.25%, 11/15/13	2,660	2,939,646
Metro Transp Auth Commuter Fac ETM AMBAC 5.00%, 7/01/20	535	552,404
MBIA 6.10%, 7/01/09	1,495	1,571,245
Metro Transp Auth New York Svc Contract MBIA Series B 5.50%, 1/01/13	4,090	4,506,485

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	77

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Metro Transp Auth New York Svc Contract (Transp Fac Rev) AMBAC 5.00%, 7/01/18	$1,000	$1,079,870
Nassau Cnty AMBAC 5.50%, 7/01/10	1,120	1,193,864
6.00%, 7/01/11	1,000	1,101,480
FGIC 6.00%, 7/01/12-7/01/13	2,000	2,232,680
MBIA 5.40%, 1/15/10	1,090	1,142,603
Nassau Cnty IDA (North Shore Long Island Jewish Hlth Sys) 5.625%, 11/01/10	385	387,144
Nassau Cnty Interim Fin Auth AMBAC 5.00%, 11/15/12-11/15/14	17,050	18,527,758
5.25%, 11/15/13	1,745	1,928,452
5.375%, 11/15/15-11/15/16	3,770	4,105,844
New York City 5.00%, 3/01/10-3/01/16	43,520	46,194,115
5.25%, 9/01/14-8/01/17	16,895	18,056,624
5.50%, 8/01/13	7,820	8,516,058
FSA 5.25%, 8/01/12-8/01/14	13,615	14,934,529
MBIA-IBC 5.00%, 8/01/13-8/01/23	7,030	7,507,934
5.75%, 8/01/11	7,570	8,284,608
Series 4B 5.00%, 8/01/10	1,125	1,181,655
Series 4G 5.00%, 8/01/12	3,910	4,167,708
Series G 5.00%, 8/01/10-8/01/11	2,540	2,678,774
Series H 5.00%, 8/01/11	1,080	1,146,118
Series I 5.00%, 8/01/10	5,265	5,530,145
New York City (Prerefunded) 5.50%, 9/15/19	900	1,015,227
XLCA-ICR 6.50%, 5/15/17	2,740	3,006,027
New York City (Unrefunded) 5.50%, 9/15/19	100	106,372

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Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York City 5.00%, 10/01/11-8/01/16	$32,200	$34,523,494
5.50%, 8/01/14	6,870	7,430,729
New York City Hlth & Hosp Corp. (New York City Oblig) AMBAC 5.00%, 2/15/10	9,475	9,877,593
New York City IDA (Agysterminal One Grp Assn Proj) 5.00%, 1/01/09	3,075	3,133,302
New York City IDA (Magen David Yeshivah Proj) ACA 4.99%, 6/15/13	6,280	6,152,704
New York City IDA (Polytech Univ Proj) 5.75%, 11/01/11	2,120	2,318,072
6.00%, 11/01/20	1,045	1,149,124
New York City IDA (Polytech Univ Proj) (Prerefunded) 5.75%, 11/01/12	1,655	1,809,627
New York City Muni Wtr Fin Auth 5.00%, 6/15/10-6/15/12	9,975	10,659,699
5.25%, 6/15/11	1,000	1,079,550
5.50%, 6/15/17	2,460	2,639,654
6.00%, 6/15/09-6/15/10	2,880	3,062,324
New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev AMBAC 5.875%, 6/15/12-6/15/13	10,060	11,337,466
New York City TFA 5.00%, 11/01/11-5/01/26	90,100	98,666,706
5.25%, 2/01/13-2/01/21	16,845	18,344,315
5.50%, 2/01/17	3,360	3,584,717
AMBAC 5.25%, 8/01/20	3,000	3,189,303
FGIC-TCRS 5.00%, 11/01/13	18,335	19,969,199
5.50%, 11/01/13	7,075	7,772,100
FSA 5.25%, 2/01/14	7,800	8,509,644
MBIA 5.25%, 2/01/20	6,425	6,745,286
MBIA Series E 5.25%, 2/01/21	2,000	2,090,780

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	79

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

MBIA-IBC 5.375%, 2/01/14	$3,610	$3,920,243
Series 02A 5.50%, 11/01/26(a)	17,885	19,121,032
Series B 5.25%, 2/01/29(a)	17,600	18,460,288
New York City TFA (Prerefunded) 5.50%, 2/01/17	5,945	6,492,772
New York Liberty Dev Corp Rev (National Sports Museum Proj) 6.125%, 2/15/19	2,250	2,233,440
New York Loc Govt Assistance Corp. 5.00%, 4/01/12-4/01/15	58,595	63,923,941
FGIC 5.00%, 4/01/15	1,355	1,379,133
FSA GO OF CORP 5.00%, 4/01/13	4,230	4,621,740
New York Mtg Agy 4.50%, 4/01/23	3,520	3,520,000
5.50%, 10/01/28	820	809,094
New York St Brdg Auth 5.00%, 1/01/17	4,575	4,798,900
New York St Dorm Auth 3.875%, 2/15/12	1,000	1,010,890
4.00%, 2/15/13-8/15/15	9,035	9,077,031
5.00%, 7/01/10-3/15/16	49,355	53,957,119
5.25%, 11/15/23(a)	4,960	5,321,386
5.25%, 11/15/13	4,965	5,369,647
5.375%, 3/15/21	5,220	5,801,508
5.50%, 7/01/23(a)	1,875	1,879,031
5.70%, 2/15/09	15	15,170
5.75%, 7/01/09	1,125	1,150,144
AMBAC 5.00%, 7/01/09-3/15/15	2,655	2,834,736
5.25%, 7/01/18-7/01/19	2,325	2,444,008
6.125%, 7/01/12	1,000	1,077,320
FGIC 5.00%, 7/01/16	14,015	15,135,079
5.50%, 3/15/14	4,750	5,205,382
FGIC-TCRS 5.50%, 5/15/09	4,055	4,191,207
FSA 5.00%, 3/15/13-2/15/16	6,355	6,939,348
5.75%, 8/15/11-7/01/13	1,220	1,291,001
5.875%, 2/15/13	100	108,451

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Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

FSA-CR 5.75%, 7/01/09	$2,000	$2,046,080
MBIA 5.00%, 8/15/17	4,850	4,919,355
5.25%, 7/01/11-2/15/13	2,195	2,231,717
MBIA-IBC 5.20%, 2/15/14-2/15/16	7,960	8,193,278
5.50%, 5/15/09	1,065	1,101,370
5.875%, 5/15/11	6,625	7,249,472
SONYMA 5.00%, 11/01/11	3,875	4,010,199
New York St Dorm Auth (City Univ) AMBAC 5.75%, 7/01/09	3,630	3,712,365
New York St Dorm Auth (Court Fac Westchester Cnty) 5.25%, 8/01/13	1,115	1,158,362
New York St Dorm Auth (Mental Hlth Svc Fac) 5.00%, 2/15/09	2,000	2,056,500
MBIA-IBC 5.25%, 2/15/19	1,780	1,818,929
New York St Dorm Auth (Mental Hlth Svc Fac) (Prerefunded) FSA 5.75%, 8/15/11	1,115	1,206,029
MBIA 5.00%, 8/15/17	10	10,221
New York St Dorm Auth (Mental Hlth Svcs Fac) 5.00%, 2/15/09-2/15/10	6,600	6,839,871
FSA Series 1 5.125%, 1/15/13	1,880	1,929,576
New York St Dorm Auth (Mental Hlth Svcs Fac) (Prerefunded) FSA 5.75%, 2/15/12	960	1,038,374
5.875%, 2/15/13	2,205	2,391,345
New York St Dorm Auth (Mental Hlth Svcs Fac) (Unrefunded) 6.50%, 2/15/09	1,505	1,564,854
New York St Dorm Auth (Mount Sinai NYU Hlth) 5.00%, 7/01/11	5,270	5,277,325

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	81

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dorm Auth (NY Univ) MBIA 5.00%, 7/01/11	$1,815	$1,943,774
5.75%, 7/01/12	1,540	1,710,108
MBIA Series A 6.00%, 7/01/18	1,000	1,171,270
New York St Dorm Auth (NYU Hosp Ctr) 5.00%, 7/01/08	1,280	1,289,421
New York St Dorm Auth Lease Rev 5.375%, 7/01/19	1,400	1,543,850
FGIC 5.50%, 7/01/17-7/01/20	2,640	2,885,230
MBIA 5.00%, 7/01/14-7/01/15	11,080	12,124,544
New York St Energy Research & Dev Auth MBIA 3.245%, 4/01/34+	17,725	17,830,641
New York St Enviro Fac 5.00%, 6/15/18-6/15/19	2,730	2,833,054
FGIC 5.00%, 12/15/23	1,060	1,089,055
New York St Enviro Fac (Muni Wtr Proj) 5.00%, 6/15/11-6/15/25	23,335	24,346,776
5.25%, 6/15/14	1,640	1,831,536
5.50%, 6/15/15	6,510	7,411,895
New York St Enviro Fac (Personal Income Tax) FGIC 5.25%, 1/01/19-1/01/20	3,340	3,679,177
New York St Enviro Fac (Wtr Revolv Fd) 5.375%, 11/15/18	1,485	1,564,685
New York St Enviro Fac (Wtr Revolv Fd) (Prerefunded) 5.15%, 10/15/19	185	192,091
5.75%, 6/15/11	1,490	1,640,386
5.875%, 7/15/20	440	466,176
New York St Enviro Fac (Wtr Revolv Fd) (Unrefunded) 4.95%, 6/15/10	1,730	1,737,404
New York St Enviro Fac (Wtr Revolv Fndtn) 5.00%, 6/15/15	3,300	3,580,665

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Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Enviro Fac (Wtr Revolv Fndtn) (Unrefunded) 5.20%, 12/15/15	$225	$226,075
5.875%, 7/15/20	4,560	4,776,965
New York St Enviro Fac Corp. 5.00%, 6/15/14-6/15/16	7,750	8,526,280
New York St Enviro Fac Corp. (Wtr Rev NYC 02) (Prerefunded) 5.75%, 6/15/11	4,770	5,251,436
New York St Enviro Fac Corp. (Wtr Rev NYC 02) (Unrefunded) 5.75%, 6/15/11	745	817,779
New York St Hsg Fin Agy 5.00%, 3/15/09	1,695	1,744,545
5.25%, 3/15/20-9/15/21	5,440	6,028,118
MBIA-IBC 5.50%, 9/15/18	2,720	2,771,734
New York St Pwr Auth 5.00%, 11/15/20	2,680	2,934,814
MBIA 5.00%, 11/15/16	6,090	6,669,342
New York St Thruway Auth 5.00%, 3/15/14-3/15/16	10,950	12,052,273
5.50%, 4/01/12	3,720	4,050,076
AMBAC 5.00%, 1/01/13-3/15/15	22,455	24,404,646
5.25%, 4/01/11-4/01/14	20,615	22,348,681
FGIC 5.00%, 4/01/13-4/01/18	27,980	30,413,268
FSA 5.00%, 4/01/12-4/01/15	26,040	28,631,667
MBIA 5.00%, 3/15/19-4/01/24	3,560	3,700,652
5.10%, 4/01/10	1,050	1,104,883
5.25%, 4/01/11-4/01/14	18,555	20,254,747
New York St Thruway Auth (Personal Income Tax) FSA Series A 5.00%, 3/15/18	1,930	2,065,389
New York St Thruway Auth, Hwy & Brdg Trust Fund FSA Series 5B 5.00%, 4/01/14	64,440	70,720,967
New York St Urban Dev Corp. 5.00%, 3/15/16	1,930	2,116,728
AMBAC 5.00%, 12/15/20	6,265	6,612,520
XLCA 5.25%, 1/01/11	2,310	2,455,876

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	83

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Niagara Falls Brdg Commission FGIC 6.30%, 10/01/12	$4,670	$5,326,135
Onondaga Cnty 5.70%, 4/01/09-4/01/11	5,200	5,543,231
Port Auth of NY & NJ (Cons 117th) FGIC 5.125%, 11/15/15	1,355	1,378,943
Port Auth of NY & NJ (Cons 126th) FGIC 5.25%, 11/15/08	11,570	11,768,888
5.50%, 11/15/09-11/15/10	18,850	19,909,673
Port Auth of NY & NJ (JFK Intl Air Term 6) MBIA 6.25%, 12/01/08	2,090	2,134,036
St of New York AMBAC 5.625%, 8/15/08	4,245	4,252,132
Suffolk Cnty Wtr Auth MBIA 5.10%, 6/01/08	1,000	1,005,463
Tobacco Settlement Fin Auth Series 2008 5.00%, 6/01/12	8,000	8,390,960
Series A-1 5.00%, 6/01/11	1,495	1,497,601
Series B-1C 5.50%, 6/01/14	16,465	16,780,963
Tobacco Settlement Fin Corp. 5.00%, 6/01/09-6/01/11	15,745	16,306,381
5.50%, 6/01/15-6/01/16	20,385	21,218,563
XLCA 6.25%, 6/01/23(a)+	6,000	6,000,000
6.84%, 6/01/22(a)+	8,675	8,675,000
Town of Babylon FGIC 9.00%, 8/01/09	1,550	1,680,681
Triborough Brdg & Tunnel Auth 5.00%, 11/15/11	8,880	9,591,732
5.25%, 11/15/12-11/15/15	9,220	10,193,818
5.50%, 1/01/17	9,370	10,527,757
MBIA 5.125%, 1/01/18	8,165	8,431,587
Triborough Brdg & Tunnel Auth (Conv Ctl Proj) 6.00%, 1/01/11	1,490	1,610,928
Triborough Brdg & Tunnel Auth (Gen Purpose) 5.00%, 1/01/20	1,000	1,029,830
5.25%, 1/01/17	5,025	5,307,305
5.50%, 1/01/12	11,065	11,776,369
Triborough Brdg & Tunnel Auth (Ref Gen) 5.25%, 11/15/13	8,380	9,315,627

84	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ulster Cnty IDA 5.25%, 9/15/16	$975	$927,976

		1,433,338,746

Arizona – 0.5%
Arizona Hlth Fac Auth (Banner Hlth Sys) FGIC Series 2005D 9.00%, 1/01/35(a)+	5,000	5,000,000
Pima Cnty IDA (Horizon Comnty Learning Ctr) 4.45%, 6/01/14	905	868,628
Watson Road CFD (Spl Assmt Rev) 4.70%, 7/01/09	805	799,389
Yavapai Cnty IDA (Waste Management Inc. Proj) Series 2007A 4.25%, 3/01/28(a)	1,865	1,848,085

		8,516,102

California – 0.6%
California Hlth Fac Fin Auth (Catholic Healthcare West) MBIA Series 2004 8.31%, 7/01/25(a)+	9,000	9,000,000
California Statewide CDA (Kaiser Permanente) Series E 3.875%, 4/01/32	3,075	3,124,907

		12,124,907

Colorado – 0.2%
Denver City & Cnty (Arpt Rev) AMT Series D 7.75%, 11/15/13	885	986,872
Todd Creek Farms Metro Dist No. 1 5.60%, 12/01/14	2,765	2,672,539

		3,659,411

District of Columbia – 0.0%
Dist of Columbia XLCA Series 2004C 5.50%, 6/01/34(a)+	450	450,000

Florida – 2.9%
Amelia Walk CDD 5.20%, 5/01/14	830	746,743

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	85

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Arborwood CDD (Centex Homes Proj) 5.25%, 5/01/16-5/01/36	$3,785	$3,165,358
Bartram Park CDD (Spl Assmt) 4.875%, 5/01/15	1,025	894,476
Beacon Tradeport CDD (Spl Assmt Indl Proj) Series B 7.125%, 5/01/22	1,180	1,196,402
CFM CDD Capital Impr Rev Series B 5.875%, 5/01/14	3,500	3,131,695
Concorde Estates CDD Series 04B 5.00%, 5/01/11	750	727,942
Dupree Lakes CDD 5.00%, 11/01/10	425	403,614
Durbin Crossing CDD 5.25%, 11/01/15	3,355	2,975,784
Durbin Crossing CDD (Spl Assmt) Series B-2 4.875%, 11/01/10	2,575	2,443,186
Fiddlers Creek CDD No. 2 (Spl Assmt) Series B 5.75%, 5/01/13	950	892,202
Fishhawk CDD II (Spl Assmt) Series B 5.125%, 11/01/09	595	590,758
Gateway CDD (Sun City Ctr) Series 03B 5.50%, 5/01/10	585	566,409
Hammock Bay CDD (Spl Assmt) Series B 5.375%, 5/01/11	65	63,865
Heritage Isle at Viera CDD 5.00%, 11/01/13	2,360	2,136,862
Heritage Plantation CDD 5.10%, 11/01/13	960	868,618
Lakewood Ranch Stewardship CDD 5.00%, 5/01/13	235	213,300
Landmark at Doral CDD 5.20%, 5/01/15	1,710	1,459,861

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Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Live Oak CDD No 2 Series B 5.00%, 11/01/09	$850	$813,203
Miami Beach Hlth Fac Auth (Mount Sinai Med Ctr) Series 04 6.75%, 11/15/24	3,300	3,320,625
Middle Village CDD (Spl Assmt) Series B 5.00%, 5/01/09	195	192,229
Midtown Miami CDD Series 04A 6.00%, 5/01/24	1,420	1,307,252
Monterra CDD (Spl Assmt) Series B 5.00%, 11/01/10	2,965	2,722,611
5.125%, 11/01/14	1,500	1,268,955
Overoaks CDD (Capital Impr Rev) Series 4B 5.125%, 5/01/09	910	891,336
Palm Glades CDD 4.85%, 8/01/11	1,090	1,024,458
Parkway Ctr CDD (Spl Assmt Ref) Series B 5.625%, 5/01/14	2,155	1,990,035
Paseo CDD 5.00%, 2/01/11	1,020	963,574
Polk Cnty Sch Dist FSA 5.00%, 10/01/16	2,665	2,925,744
Quarry CDD (Spl Assmt) 5.25%, 5/01/16	2,600	2,310,906
Ridgewood Trails CDD 5.20%, 5/01/12	2,725	2,537,711
Sandy Creek CDD 5.50%, 5/01/15	2,945	2,669,260
Six Mile Creek CDD 5.50%, 5/01/17	1,375	1,157,599
Sterling Hill CDD (Capital Impr Rev) Series B 5.50%, 11/01/10	215	213,581

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	87

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Stoneybrook South CDD 5.45%, 11/01/15	$4,300	$3,863,507
Tern Bay CDD (Capital Impr Rev) Series B 5.00%, 5/01/15	1,475	1,099,671
Venetian CDD (Capital Impr) Series B 5.95%, 5/01/12	240	237,259
Verano Ctr CDD (Infra Proj) Series B 5.00%, 11/01/13	1,960	1,750,535

		55,737,126

Georgia – 0.4%
Main Street Natural Gas, Inc. (Prepaid Gas) 5.00%, 3/15/17	6,975	6,875,955

Guam – 0.3%
Guam Govt Wtrwks Auth 5.00%, 7/01/11	2,160	2,175,897
Guam Govt Wtrwks Auth (Prerefunded) COP 5.18%, 7/01/15	3,228	3,375,720

		5,551,617

Illinois – 1.6%
Bolingbrook Sales Tax Rev 5.75%, 1/01/15(b)	2,000	2,053,720
City of Chicago FSA 5.00%, 1/01/15	18,630	20,459,280
Cortland Spl Svc Area No 10 5.125%, 3/01/14	4,133	3,964,911
Illinois Fin Auth (USF Healthcare Sys) FSA 6.92%, 11/15/29(a)+	1,650	1,650,000
Pingree Grove Village Special Tax (CamBrdg Lakes Proj) Series 5-1 5.25%, 3/01/15	913	910,005

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Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Town of Cortland 5.50%, 3/01/17	$1,310	$1,223,186

		30,261,102

Indiana – 0.7%
Indiana Bond Bank (Gas Rev Bonds) 5.25%, 10/15/18-10/15/21	10,745	10,510,069
South Bend Econ Dev (One Michiana Square Proj) 5.039%, 10/01/09(a)	3,110	3,030,695

		13,540,764

Louisiana – 2.0%
Ernest N Morial-New Orleans Exhibit Hall Auth AMBAC 5.25%, 7/15/28	29,720	32,902,120
Isabella Lakes CDD 6.00%, 8/01/22	1,515	1,369,000
Whispering Spring Dev Dist 5.20%, 10/01/21	1,500	1,311,855

		37,709,713

Nevada – 0.7%
Clark Cnty Sch Dist 5.00%, 6/15/17	5,750	6,285,843
Clark Cnty Spl Impr (Dist No. 142) 4.75%, 8/01/09	2,900	2,885,471
Henderson Loc Impr Dist No. T-16 4.625%, 3/01/12	535	497,325
Henderson Loc Impr Dist No. T-18 4.35%, 9/01/09	950	915,078
Las Vegas Spl Impr Dist No. 607 Loc Impr Bonds 5.00%, 6/01/10	1,855	1,829,178
5.35%, 6/01/12	1,365	1,328,732

		13,741,627

North Carolina–0.5%
Charlotte-Mecklenburg Hosp Auth AMBAC 6.50%, 1/15/45(a)+	2,000	2,000,000
FSA Series 2007G 6.14%, 1/15/41(a)+	3,100	3,100,000

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	89

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

North Carolina Eastern Muni Pwr Agy Pwr Sys 5.375%, 1/01/10-1/01/17	$4,730	$4,912,246

		10,012,246

Ohio – 0.1%
Port Auth Columbiana Cnty SWFR (Liberty Waste Transp LLC Proj) AMT Series A 7.00%, 8/01/21	1,535	1,540,541

Pennsylvania – 0.6%
Allegheny Cnty Hosp (West Pennsylvania Hlth Sys) 5.00%, 11/15/17	9,845	8,735,764
Beaver Cnty IDA PCR (Cleveland Elec Proj) Series 98 3.75%, 10/01/30	1,075	1,072,721
Montgomery Cnty IDA (Whitemarsh Continuing Care Ret Comnty) 6.00%, 2/01/21	1,515	1,470,080

		11,278,565

Puerto Rico – 8.8%
Comwlth of Puerto Rico 5.00%, 7/01/13	2,005	2,096,949
MBIA 6.25%, 7/01/09	1,810	1,880,295
MBIA-IBC Series A 5.50%, 7/01/15	6,575	7,133,612
Series A 5.00%, 7/01/30(a)	1,300	1,339,455
Comwlth of Puerto Rico Govt Dev Bank 5.00%, 12/01/11-12/01/13	7,660	8,070,023
Govt Dev Bank for Puerto Rico 5.00%, 12/01/12	8,200	8,627,056
Puerto Rico Elec Pwr Auth MBIA 5.00%, 7/01/32	26,210	28,882,109
5.50%, 7/01/16	3,695	4,015,837
Puerto Rico GO FSA Series C 5.00%, 7/01/18(a)	1,420	1,426,333
Puerto Rico Hwy & Transp Auth 5.00%, 7/01/40-7/01/45	35,385	39,235,892

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Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico Infra Fin Auth Rev AMBAC 5.50%, 7/01/14	$14,765	$16,028,146
Puerto Rico Pub Bldg Auth 5.25%, 7/01/11	1,740	1,829,262
5.75%, 7/01/15	6,890	7,492,324
Puerto Rico Pub Bldg Auth Rev 5.25%, 7/01/08-7/01/11	1,005	1,011,501
GTD 5.00%, 7/01/28(a)	1,000	1,030,350
Puerto Rico Pub Bldg Auth Rev (Ref Govt Fac) AMBAC 5.00%, 7/01/36(a)	8,935	9,237,807
Puerto Rico Pub Fin Corp. 5.75%, 8/01/27(a)	6,400	6,733,120
Puerto Rico Pub Fin Corp. (Comwlth Appropriated) AMBAC 5.25%, 8/01/30(a)	3,595	3,705,187
FGIC Series A 5.25%, 8/01/31(a)	14,665	14,959,033
Univ of Puerto Rico 5.00%, 6/01/13	1,015	1,065,720

		165,800,011

South Carolina – 0.1%
Lancaster Cnty Assmt Rev (Edenmoor Impr Dist) Series B 5.375%, 12/01/16	1,174	1,095,565

Tennessee – 0.9%
Tennessee Energy Acquisition Corp. (Prepaid Gas) 5.25%, 9/01/21	17,375	16,676,178

Virginia – 0.5%
Broad Street CDA 7.125%, 6/01/15	1,785	1,885,442
Celebrate North CDD Spl Assmt Rev (Celebrate VA) Series B 6.25%, 3/01/18	1,750	1,750,962
Louisa IDA Pollution Ctl (Virginia Elec & Pwr Co.) 5.25%, 12/01/08	4,925	4,958,983

		8,595,387

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	91

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Washington – 0.0%
Washington Hlth Care Fac Auth (Catholic Hlth Initiatives) FGIC 6.24%, 12/01/36(a)+	$825	$825,000

Total Long-Term Municipal Bonds (cost $1,808,105,222)		1,837,330,563

Short-Term Municipal Notes – 1.1%
New York – 0.9%
Franklin Cnty IDA 2.05%, 12/01/20(c)	1,610	1,610,000
New York City Capital Res Corp. 2.05%, 1/01/26-1/01/37(c)	4,725	4,725,000
New York City Muni Wtr Fin Auth Series 05 AA-1 1.05%, 6/15/32(c)	10,500	10,500,000

		16,835,000

Ohio – 0.2%
Ohio St Air Quality Dev Auth Rev (Cleveland Pollution Ctl) Series B 3.75%, 10/01/30(a)	5,095	5,088,580

Total Short-Term Municipal Notes (cost $21,930,026)		21,923,580

Total Investments – 98.3% (cost $1,830,035,248)(d)		1,859,254,143
Other assets less liabilities – 1.7%		31,197,806

Net Assets – 100.0%		$1,890,451,949

INTEREST RATE SWAP TRANSACTIONS

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$7,500	7/12/08	BMA	*	3.815%	$57,756

(a)	Variable rate coupon, rate shown as of March 31, 2008.

(b)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(c)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is

92	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(d)	At March 31, 2008, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $41,292,267 and gross unrealized depreciation of investments was $12,073,372, resulting in net unrealized appreciation of $29,218,895 (excluding swap transactions).

*	Variable interest rate based on the Securities Industry & Financial Markets Association, formerly the Bond Market Association (BMA).

+	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2008 and the aggregate market value of these securities amounted to $54,530,641 or 2.9% of total investments.

As of March 31, 2008, the Portfolio held 40% of total investments in insured bonds (of this amount 13% represents the Portfolio’s holding in pre-refunded bonds).

Glossary:

ACA	– ACA Capital
AMBAC	– American Bond Assurance Corporation
AMT	– Alternative Minimum Tax (subject to)
CDA	– Community Development Administration
CDD	– Community Development District
CFD	– Community Facilities District
COP	– Certificate of Participation
ETM	– Escrow to Maturity
FGIC	– Financial Guaranty Insurance Company
FSA	– Financial Security Assurance Inc.
GO	– General Obligation
IDA	– Industrial Development Authority/Agency
MBIA	– Municipal Bond Investors Assurance
PCR	– Pollution Control Revenue Bond
SONYMA	– State of New York Mortgage Agency
SWFR	– Solid Waste Facility Revenue
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	93

Intermediate New York Municipal Portfolio—Portfolio of Investments

STATEMENTS OF ASSETS & LIABILITIES

March 31, 2008 (unaudited)

	California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
Assets
Investments in securities at value	$1,458,010,286	$5,123,556,053	$1,859,254,143
Cash in bank	265,208	4,158,463	326,241
Receivables:
Interest	17,620,286	64,271,018	26,284,634
Investment securities sold	2,630,000	10,617,661	4,495,000
Capital shares sold	4,292,812	16,836,871	6,497,209
Appreciation of interest rate swap agreements	46,205	1,026,554	57,756

Total assets	1,482,864,797	5,220,466,620	1,896,914,983

Liabilities
Payables:
Dividends to shareholders	1,116,471	3,976,066	1,423,686
Investment securities purchased	0	26,741,835	0
Capital shares redeemed	2,938,600	9,500,997	3,946,451
Management fee	603,029	1,912,359	759,662
Shareholder servicing fee	120,271	428,983	154,065
Distribution fee	28,493	54,402	37,058
Transfer Agent fee	3,000	3,749	3,000
Accrued expenses	139,262	231,709	139,112

Total liabilities	4,949,126	42,850,100	6,463,034

Net Assets	$1,477,915,671	$5,177,616,520	$1,890,451,949

Cost of investments	$1,436,405,156	$5,039,952,476	$1,830,035,248

Net Assets Consist of:
Capital stock, at par*	$103,455	$365,719	$135,570
Additional paid-in capital	1,455,626,379	5,092,865,960	1,859,375,750
Undistributed net investment income/(excess distributions)	(146,360)	(24,522)	5,931
Accumulated net realized gain (loss) on investment transactions	680,862	(220,768)	1,658,047
Unrealized appreciation of investments and interest rate swaps	21,651,335	84,630,131	29,276,651

	$1,477,915,671	$5,177,616,520	$1,890,451,949

*	The Sanford C Bernstein Fund, Inc. has authorized 8.4 billion shares of common stock with par value of $.001 per share.

See notes to financial statements.

94	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Statements of Assets & Liabilities

	California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
Calculation of Maximum Offering Price
Municipal Class Shares
Net Assets	$1,423,520,533	$5,090,883,630	$1,827,308,322
Shares of capital stock outstanding	99,647,051	359,594,520	131,040,108

Net asset value and offering price per share	$14.29	$14.16	$13.94

Class A Shares
Net Assets	$28,713,287	$34,605,716	$28,242,525
Shares of capital stock outstanding	2,010,088	2,443,629	2,026,111

Net asset value and redemption price per share	$14.28	$14.16	$13.94
Sales charge — 4.25% of public offering price	0.63	0.63	0.62

Maximum offering price	$14.91	$14.79	$14.56

Class B Shares
Net Assets	$8,941,006	$18,327,690	$17,387,891
Shares of capital stock outstanding	625,839	1,293,995	1,247,846

Net asset value and offering price per share	$14.29	$14.16	$13.93

Class C Shares
Net Assets	$16,740,845	$33,799,484	$17,513,211
Shares of capital stock outstanding	1,172,016	2,386,511	1,256,320

Net asset value and offering price per share	$14.28	$14.16	$13.94

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	95

Statement of Assets & Liabilities

STATEMENTS OF OPERATIONS

Six Months Ended March 31, 2008 (unaudited)

	California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
Investment Income
Income:
Interest	$29,017,858	$99,124,628	$37,246,918

Total income	29,017,858	99,124,628	37,246,918

Expenses:
Management fee (see Note 2A)	3,521,818	11,016,486	4,417,338
Shareholder servicing fee	702,280	2,460,505	894,159
Custodian fee	111,095	242,539	149,691
Transfer Agent fee—Non-Retail Class	18,610	69,609	31,420
Transfer Agent fee—Class A	6,016	7,698	8,634
Transfer Agent fee—Class B	2,639	5,241	6,309
Transfer Agent fee—Class C	4,515	8,408	5,455
Distribution fees—Class A	33,921	47,666	40,581
Distribution fees—Class B	49,745	108,935	98,442
Distribution fees—Class C	85,086	174,230	85,447
Registration fees	14,687	171,051	29,515
Directors’ fees and expenses	15,599	46,779	19,994
Auditing and tax fees	32,606	46,080	19,781
Printing fees	21,780	24,595	22,349
Legal fees	1,235	14,180	6,072
Miscellaneous	16,047	9,435	17,220

Total expenses	4,637,679	14,453,437	5,852,407
Less: expense offset arrangement	(387)	(913)	(688)

Net expenses	4,637,292	14,452,524	5,851,719

Net investment income	24,380,566	84,672,104	31,395,199

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	3,684,213	7,754,914	2,806,695
Swap transactions	790,660	2,509,440	997,170
Futures transactions	(371,156)	(1,268,416)	(473,426)

Net realized gain on investment transactions	4,103,717	8,995,938	3,330,439

Net increase in unrealized appreciation/(depreciation) of investments and swaps	6,626,086	45,083,047	10,884,776

Net realized and unrealized gain on investment transactions	10,729,803	54,078,985	14,215,215

Net increase in net assets resulting from operations	$35,110,369	$138,751,089	$45,610,414

See notes to financial statements.

96	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Statements of Operations

STATEMENTS OF CHANGES IN NET ASSETS

	California Municipal Portfolio
	Six Months Ended 3/31/08 (Unaudited)	Year Ended 9/30/07
Increase (Decrease) in Net Assets from Operations:
Net investment income	$24,380,566	$43,689,859
Net realized gain (loss) on investment transactions	4,103,717	(1,455,559)
Increase (decrease) in unrealized appreciation/(depreciation) of investments	6,626,086	(475,753)

Net increase in net assets resulting from operations	35,110,369	41,758,547

Dividends to Shareholders:
Dividends from net investment income
Municipal Class	(23,727,452)	(42,154,147)
Class A	(349,393)	(665,481)
Class B	(119,180)	(296,945)
Class C	(203,967)	(427,294)

Total dividends to shareholders	(24,399,992)	(43,543,867)

Capital-Share Transactions
Net proceeds from sales of shares	172,901,810	418,061,821
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	3,669,591	6,967,057

Total proceeds from shares sold	176,571,401	425,028,878
Cost of shares redeemed	(137,220,477)	(254,877,126)

Increase in net assets from capital-share transactions	39,350,924	170,151,752

Net increase in net assets	50,061,301	168,366,432
Net Assets:
Beginning of period	1,427,854,370	1,259,487,938

End of period(b)	$1,477,915,671	$1,427,854,370

(b) Includes distributions in excess of net investment income of:	$(146,360)	$(126,934)

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	97

Statements of Changes in Net Assets

	Diversified Municipal Portfolio
	Six Months Ended 3/31/08 (Unaudited)	Year Ended 9/30/07
Increase (Decrease) in Net Assets from Operations:
Net investment income	$84,672,104	$141,340,962
Net realized gain (loss) on investment transactions	8,995,938	(740,103)
Increase (decrease) in unrealized appreciation/(depreciation) of investments	45,083,047	(3,354,112)

Net increase in net assets resulting from operations	138,751,089	137,246,747

Dividends to Shareholders:
Dividends from net investment income
Municipal Class	(83,603,185)	(138,010,254)
Class A	(498,560)	(1,236,399)
Class B	(265,692)	(702,539)
Class C	(424,781)	(934,828)

Total dividends to shareholders	(84,792,218)	(140,884,020)

Capital-Share Transactions
Net proceeds from sales of shares	743,800,866	1,551,087,191
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	12,184,890	20,769,260

Total proceeds from shares sold	755,985,756	1,571,856,451
Cost of shares redeemed	(375,926,739)	(667,262,213)

Increase in net assets from capital-share transactions	380,059,017	904,594,238

Net increase in net assets	434,017,888	900,956,965
Net Assets:
Beginning of period	4,743,598,632	3,842,641,667

End of period(b)	$5,177,616,520	$4,743,598,632

(b) Includes undistributed net investment income (excess distributions) of:	$(24,522)	$95,592

See notes to financial statements.

98	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Statements of Changes in Net Assets

	New York Municipal Portfolio
	Six Months Ended 3/31/08 (Unaudited)	Year Ended 9/30/07
Increase (Decrease) in Net Assets from Operations:
Net investment income	$31,395,199	$57,071,073
Net realized gain (loss) on investment transactions	3,330,439	21,051
Increase (decrease) in unrealized appreciation/(depreciation) of investments	10,884,776	(1,915,727)

Net increase in net assets resulting from operations	45,610,414	55,176,397

Dividends to Shareholders:
Dividends from net investment income
Municipal Class	(30,555,179)	(54,811,043)
Class A	(420,862)	(957,503)
Class B	(237,628)	(645,896)
Class C	(205,797)	(466,516)

Total dividends to shareholders	(31,419,466)	(56,880,958)

Capital-Share Transactions
Net proceeds from sales of shares	233,553,093	482,206,220
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	6,402,502	12,297,806

Total proceeds from shares sold	239,955,595	494,504,026
Cost of shares redeemed	(152,039,352)	(277,446,139)

Increase in net assets from capital-share transactions	87,916,243	217,057,887

Net increase in net assets	102,107,191	215,353,326
Net Assets:
Beginning of period	1,788,344,758	1,572,991,432

End of period(b)	$1,890,451,949	$1,788,344,758

(b) Includes undistributed net investment income of:	$5,931	$30,198

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	99

Statements of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2008 (unaudited)

NOTE 1.

Organization and Significant Accounting Policies

The AllianceBernstein Intermediate Municipal Class A, B and C shares are shares of three Portfolios of the Sanford C. Bernstein Fund, Inc. (the “Fund”): California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio (collectively, “Bernstein Intermediate Municipal Portfolios” or “Portfolios”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. Effective February 1, 2002, the Bernstein Portfolios commenced offering AllianceBernstein Intermediate Municipal Class A, AllianceBernstein Intermediate Municipal Class B and AllianceBernstein Intermediate Municipal Class C Shares (collectively, “Intermediate Municipal Retail Classes”) in addition to the existing Municipal Class shares (each, a “Municipal Class”). These financial statements include only the Intermediate Municipal Portfolios. The financial highlights of the Municipal Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the

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over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

B. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accretes discount as adjustments to interest income.

C. Futures Contracts

Upon entering into a futures contract, a Portfolio is required to deposit cash or to pledge securities and maintain as collateral an initial margin with the broker equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments, which are dependent on the daily fluctuations in the market value of the underlying index or security, are made or received by the Portfolio each day (daily variation margin) or at other intervals as is required. The aggregate of these payments or receipts through the expiration of the futures contract is recorded for book purposes as unrealized gains or losses by the Portfolio. If the Portfolio enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed.

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Notes to Financial Statements

D. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

E. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receive delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value. Each Portfolio segregates cash and/or marketable securities at least equal in value to its purchase commitment for when-issued or delayed-delivery securities, and segregates portfolio securities on a delayed-delivery basis.

G. Distribution of Income and Gains

Net investment income of each Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying financial statements. Certain other differences — permanent

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Notes to Financial Statements

differences — arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

H. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

I. Interest Rate Swap Agreements

A Portfolio enters into interest rate swaps to protect itself from interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of October 1, 2003, the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Portfolios accrue for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Prior to October 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/ depreciation of investments.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	103

Notes to Financial Statements

purchase and sales orders and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

Each of the Portfolios pays the Adviser an investment management fee at an annual rate of up to .50% of the first $1 billion, .45% of the next $2 billion, .40% of the next $2 billion and .35% in excess of $5 billion of the average daily net assets of the Portfolios. The fee is accrued daily and paid monthly.

B. Transfer Agency Agreement and Shareholder Servicing Agreement

Under a Transfer Agency Agreement, the Intermediate Municipal Retail Classes of the Portfolios compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended March 31, 2008 the compensation retained by ABIS amounted to: California Municipal Portfolio, $9,000; Diversified Municipal Portfolio, $11,451; and New York Municipal Portfolio, $9,000.

For the six months ended March 31, 2008, the expenses for the Retail Classes of the California Municipal Portfolio, Diversified Municipal Portfolio, New York Municipal Portfolio were reduced under an expense offset arrangement with ABIS by $387, $913 and $688, respectively.

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Municipal Class shares of the Portfolios. Under the agreement, the fee payable by each Municipal Class share to the Adviser for services under this agreement is an annual rate of .10 of 1% of the average daily net assets of each Portfolio during the month.

C. Distribution Arrangements — Municipal Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Municipal Class shares of each Portfolio, and Sanford C. Bernstein & Co., LLC (the

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Notes to Financial Statements

“Distributor”), the Distributor agrees to act as agent to sell Municipal Class shares of the Portfolios. This agreement does not apply to the Intermediate Municipal Retail Classes of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly-owned subsidiary of the Adviser.

D. Distribution Arrangements — Intermediate Municipal Retail Classes

The Intermediate Municipal Retail Classes of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each such class pays distribution services fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of each Portfolio’s average daily net assets attributable to the Intermediate Municipal Class A shares and 1% of each Intermediate Municipal Portfolio’s average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

	Class B	Class C
California Municipal	$576,942	$893,799
Diversified Municipal	593,257	1,639,625
New York Municipal	875,170	1,246,928

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s Class A, B or C shares.

E. Other Transactions with Affiliates

Class A shares of the Portfolios are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	105

Notes to Financial Statements

The Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the six months ended March 31, 2008 as follows:

	Front-End Sales Charges Class A	Contingent Deferred Sales Charges
Portfolio		Class A	Class B	Class C
California Municipal	$966	$–0–	$365	$–0–
Diversified Municipal	1,013	–0–	308	123
New York Municipal	734	177	2,518	59

NOTE 3.

Investment Security Transactions

Purchases and Sales

For the period from October 1, 2007 through March 31, 2008, the Portfolios had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities	Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
California Municipal	$224,435,412	$–0–	$160,535,107	$–0–
Diversified Municipal	1,091,086,157	–0–	786,734,164	–0–
New York Municipal	278,507,969	–0–	210,952,387	–0–

NOTE 4.

Risk Involved in Investing in the Portfolios

Interest rate risk and credit risk — Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Concentration of Credit Risk — The California Municipal Portfolio and the New York Municipal Portfolio invest primarily in securities issued by the States of California and New York, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

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Indemnification Risk — In the ordinary course of business, the Portfolios enter- into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios has not had prior claims or losses pursuant to these indemnifications provisions and expect the risk of loss thereunder to be remote.

NOTE 5.

Risks Involved in Futures Contracts

All Portfolios may purchase or sell financial futures contracts for the purpose of hedging their portfolios against adverse effects of anticipated movements in the market. Financial futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. dollars of a foreign currency. The contract amounts reflect the extent of each Portfolio’s involvement and risk of loss in these financial instruments. A Portfolio’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio’s activities in futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 8.4 billion shares of common stock, par value $0.001 per share, of which, at March 31, 2008, 8.1 billion are divided into 12 Portfolios. It has allocated 1.6 billion to the Diversified Municipal Portfolio, divided evenly into four classes and 800 million each to the California Municipal Portfolio and New York Municipal Portfolio, divided evenly into four classes. Share transactions for the Intermediate Municipal Portfolios for the six months ended March 31, 2008, and for the year ended September 30, 2007, were as follows:

	Shares		Amount
California Municipal Portfolio	Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30, 2007

Municipal Class Shares
Shares sold	10,900,288	29,405,915	$155,949,927	$415,427,876

Shares issued to shareholders on reinvestment of dividends	223,905	437,950	3,204,523	6,186,908

Shares redeemed	(8,818,077)	(16,596,295)	(126,163,081)	(234,375,616)

Net increase	2,306,116	13,247,570	32,991,369	187,239,168

Beginning of period	97,340,935	84,093,365	1,367,136,699	1,179,897,531

End of period	99,647,051	97,340,935	$1,400,128,068	$1,367,136,699

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	107

Notes to Financial Statements

	Shares		Amount
California Municipal Portfolio	Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30, 2007

Intermediate Municipal Class A Shares
Shares sold	1,039,567	100,235	$14,839,978	$1,417,511

Shares issued to shareholders on reinvestment of dividends	16,652	25,390	238,162	339,207

Shares converted from Class B	46,205	34,998	658,924	494,250

Shares redeemed	(514,514)	(614,416)	(7,348,848)	(8,662,303)

Net increase (decrease)	587,910	(453,793)	8,388,216	(6,411,335)

Beginning of period	1,422,178	1,875,971	20,833,550	27,244,885

End of period	2,010,088	1,422,178	$29,221,766	$20,833,550

Intermediate Municipal Class B Shares
Shares sold	9,406	19,301	$133,917	$271,332

Shares issued to shareholders on reinvestment of dividends	6,781	14,318	97,028	190,785

Shares converted to Class A	(46,173)	(34,997)	(658,924)	(494,250)

Shares redeemed	(70,085)	(399,696)	(1,000,809)	(5,637,880)

Net decrease	(100,071)	(401,074)	(1,428,788)	(5,670,013)

Beginning of period	725,910	1,126,984	10,738,241	16,408,254

End of period	625,839	725,910	$9,309,453	$10,738,241

Intermediate Municipal Class C Shares
Shares sold	92,380	32,126	$1,319,064	$450,852

Shares issued to shareholders on reinvestment of dividends	9,079	18,254	129,878	250,157

Shares redeemed	(142,788)	(403,649)	(2,048,815)	(5,707,077)

Net decrease	(41,329)	(353,269)	(599,873)	(5,006,068)

Beginning of period	1,213,345	1,566,614	17,676,621	22,682,689

End of period	1,172,016	1,213,345	$17,076,748	$17,676,621

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Notes to Financial Statements

	Shares		Amount
Diversified Municipal Portfolio	Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30, 2007

Municipal Class Shares
Shares sold	51,855,712	110,685,733	$732,823,172	$1,543,697,450

Shares issued to shareholders on reinvestment of dividends	811,930	1,358,008	11,485,601	18,932,500

Shares redeemed	(25,444,923)	(42,968,992)	(359,997,987)	(599,252,089)

Net increase	27,222,719	69,074,749	384,310,786	963,377,861

Beginning of period	332,371,801	263,297,052	4,620,098,878	3,656,721,017

End of period	359,594,520	332,371,801	$5,004,409,664	$4,620,098,878

Intermediate Municipal Class A Shares
Shares sold	473,059	300,653	$6,704,202	$4,203,832

Shares issued to shareholders on reinvestment of dividends	23,244	63,437	328,786	851,094

Shares converted from Class B	190,520	156,427	2,691,202	2,181,209

Shares redeemed	(412,185)	(2,917,683)	(5,853,774)	(40,800,036)

Net increase (decrease)	274,638	(2,397,166)	3,870,416	(33,563,901)

Beginning of period	2,168,991	4,566,157	31,722,779	65,286,680

End of period	2,443,629	2,168,991	$35,593,195	$31,722,779

Intermediate Municipal Class B Shares
Shares sold	19,879	7,855	$281,675	$109,510

Shares issued to shareholders on reinvestment of dividends	13,243	34,548	187,311	435,169

Shares converted to Class A	(190,500)	(156,418)	(2,691,202)	(2,181,209)

Shares redeemed	(244,229)	(928,685)	(3,450,858)	(12,934,566)

Net decrease	(401,607)	(1,042,700)	(5,673,074)	(14,571,096)

Beginning of period	1,695,602	2,738,302	24,636,159	39,207,255

End of period	1,293,995	1,695,602	$18,963,085	$24,636,159

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	109

Notes to Financial Statements

	Shares		Amount
Diversified Municipal Portfolio	Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30, 2007

Intermediate Municipal Class C Shares
Shares sold	91,678	64,210	$1,300,615	$895,190

Shares issued to shareholders on reinvestment of dividends	12,948	41,190	183,192	550,497

Shares redeemed	(278,656)	(867,371)	(3,932,918)	(12,094,313)

Net decrease	(174,030)	(761,971)	(2,449,111)	(10,648,626)

Beginning of period	2,560,541	3,322,512	36,998,574	47,647,200

End of period	2,386,511	2,560,541	$34,549,463	$36,998,574

	Shares		Amount
New York Municipal Portfolio	Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30, 2007

Municipal Class Shares
Shares sold	16,472,063	34,662,099	$229,916,358	$477,539,493

Shares issued to shareholders on reinvestment of dividends	415,875	781,263	5,805,949	10,762,216

Shares redeemed	(10,382,291)	(18,018,267)	(144,877,478)	(248,289,710)

Net increase	6,505,647	17,425,095	90,844,829	240,011,999

Beginning of period	124,534,461	107,109,366	1,703,269,109	1,463,257,110

End of period	131,040,108	124,534,461	$1,794,113,938	$1,703,269,109

Intermediate Municipal Class A Shares
Shares sold	99,165	249,858	$1,391,228	$3,428,114

Shares issued to shareholders on reinvestment of dividends	22,419	51,904	312,770	700,945

Shares converted from Class B	65,977	28,511	918,804	391,485

Shares redeemed	(107,742)	(870,196)	(1,499,845)	(11,969,175)

Net increase (decrease)	79,819	(539,923)	1,122,957	(7,448,631)

Beginning of period	1,946,292	2,486,215	27,720,296	35,168,927

End of period	2,026,111	1,946,292	$28,843,253	$27,720,296

110	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

	Shares		Amount
New York Municipal Portfolio	Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30, 2007

Intermediate Municipal Class B Shares
Shares sold	8,536	20,468	$119,604	$281,292

Shares issued to shareholders on reinvestment of dividends	13,669	35,652	190,604	486,592

Shares converted to Class A	(66,013)	(28,517)	(918,804)	(391,485)

Shares redeemed	(252,098)	(780,640)	(3,514,875)	(10,745,360)

Net decrease	(295,906)	(753,037)	(4,123,471)	(10,368,961)

Beginning of period	1,543,752	2,296,789	22,314,275	32,683,236

End of period	1,247,846	1,543,752	$18,190,804	$22,314,275

Intermediate Municipal Class C Shares
Shares sold	86,831	41,028	$1,207,099	$565,836

Shares issued to shareholders on reinvestment of dividends	6,678	25,502	93,179	348,053

Shares redeemed	(88,191)	(438,418)	(1,228,350)	(6,050,409)

Net increase (decrease)	5,318	(371,888)	71,928	(5,136,520)

Beginning of period	1,251,002	1,622,890	18,291,397	23,427,917

End of period	1,256,320	1,251,002	$18,363,325	$18,291,397

NOTE 7.

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2008 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2007 and September 30, 2006 were as follows:

California Municipal	2007	2006
Distributions paid from:
Ordinary income	$174,797	$424,328

Total taxable distributions paid	174,797	424,328
Tax exempt distributions	43,369,070	35,843,057

Total distributions paid	$43,543,867	$36,267,385

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	111

Notes to Financial Statements

Diversified Municipal	2007	2006
Distributions paid from:
Ordinary income	$687,927	$1,632,555

Total taxable distributions paid	687,927	1,632,555
Tax exempt distributions	140,196,093	111,739,314

Total distributions paid	$140,884,020	$113,371,869

New York Municipal	2007	2006
Distributions paid from:
Ordinary income	$290,018	$617,126

Total taxable distributions paid	290,018	617,126
Tax exempt distributions	56,590,940	48,752,977

Total distributions paid	$56,880,958	$49,370,103

As of September 30, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Ordinary Income(a)	Accumulated Capital and Other Gains (Losses)(b)	Unrealized Appreciation/ Depreciation(c)	Total Accumulated Earnings/ (Deficit)(d)
California Municipal	$1,139,237	$(2,139,362)	$15,038,052	$14,037,927
Diversified Municipal	4,303,456	(8,500,938)	39,447,932	35,250,450
New York Municipal	1,645,869	(344,785)	18,417,951	19,719,035

(a) includes tax exempt income as shown below:

California Municipal		$1,139,237
Diversified Municipal		4,303,456
New York Municipal		1,645,869

(b)	At September 30, 2007, the following Portfolios had capital loss carryforwards as shown below:

	Capital Loss Carryforward Amount	Expiration
California Municipal	$2,120,075	9/30/2013
California Municipal	19,287	9/30/2015
Diversified Municipal	1,541,518	9/30/2009
Diversified Municipal	4,051,615	9/30/2013
Diversified Municipal	999,251	9/30/2014
Diversified Municipal	1,908,554	9/30/2015
New York Municipal	344,785	9/30/2009

(c)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, straddles, and swap income (loss) accrual.

(d)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to post-October deferrals and current year dividend payable.

112	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

At September 30, 2007 the following Portfolios had post-October capital loss deferrals as shown below. For tax purposes these losses are deemed to arise on October 1, 2007:

California Municipal	$1,275,441
Diversified Municipal	545,879
New York Municipal	1,327,607

During the year ended September 30, 2007, capital loss carryforwards were utilized by the Portfolios as shown below:

Capital Loss Carryforward Utilized
New York Municipal	$386,635

NOTE 8.

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	113

Notes to Financial Statements

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE 9.

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On March 31, 2008, the Portfolios implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is

114	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

NOTE 10.

Subsequent Event

On April 10, 2008, the Board of Directors of the Fund approved an increase in the number of authorized shares of the Diversified Municipal Class of the Diversified Municipal Portfolio in the amount of 400 million and an increase in the number of authorized shares of the New York Municipal Class of the New York Municipal Portfolio in the amount of 200 million. Accordingly, as of April 23, 2008, the Fund has authorized 9 billion shares of common stock, par value $0.001 per share, of which 8.7 billion are divided into 12 Portfolios.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	115

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate California Municipal Portfolio
Class A Shares
Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30,
2007	2006	2005	2004(a)	2003

Net asset value, beginning of period	$ 14.18	$ 14.20	$ 14.23	$ 14.38	$ 14.46	$ 14.59

Income From Investment Operations:
Investment income, net†	0.22	0.42	0.42	0.40	0.40	0.43
Net realized and unrealized gain (loss) on investment and futures transactions	0.10	(0.02)	(0.03)	(0.14)	(0.07)	(0.13)

Total from investment operations	0.32	0.40	0.39	0.26	0.33	0.30

Less Dividends and Distributions:
Dividends from taxable net investment income	– 0	–	– 0	–	– 0	–	– 0	–	(0.02)	(0.02)
Dividends from tax-exempt net investment income	(0.22)	(0.42)	(0.42)	(0.40)	(0.38)	(0.41)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(0.01)	(0.01)	– 0	–

Total dividends and distributions	(0.22)	(0.42)	(0.42)	(0.41)	(0.41)	(0.43)

Net asset value, end of period	$ 14.28	$ 14.18	$ 14.20	$ 14.23	$ 14.38	$ 14.46

Total return(b)	2.27%	2.87%	2.77%	1.84%	2.32%	2.13%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$28,713	$20,163	$26,648	$37,420	$38,422	$53,570
Average net assets (000 omitted)	$22,614	$22,420	$31,516	$39,846	$45,228	$44,288
Ratio of expenses to average net assets	0.91	%*	0.92%	0.89	%(c)	0.89%	0.88%	0.90%
Ratio of net investment income to average net assets	3.09	%*	2.98%	2.96	%(c)	2.80%	2.79%	3.00%
Portfolio turnover rate	11%	27%	23%	30%	52%	44%

See footnote summary on page 125.

116	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate California Municipal Portfolio
Class B Shares
Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30,
2007	2006	2005	2004(a)	2003

Net asset value, beginning of period	$ 14.18	$ 14.21	$ 14.24	$ 14.39	$ 14.46	$ 14.59

Income From Investment Operations:
Investment income, net†	0.17	0.32	0.32	0.30	0.30	0.33
Net realized and unrealized gain (loss) on investment and futures transactions	0.11	(0.03)	(0.03)	(0.14)	(0.06)	(0.13)

Total from investment operations	0.28	0.29	0.29	0.16	0.24	0.20

Less Dividends and Distributions:
Dividends from taxable net investment income	– 0	–	– 0	–	– 0	–	– 0	–	(0.01)	(0.02)
Dividends from tax-exempt net investment income	(0.17)	(0.32)	(0.32)	(0.30)	(0.29)	(0.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(0.01)	(0.01)	– 0	–

Total dividends and distributions	(0.17)	(0.32)	(0.32)	(0.31)	(0.31)	(0.33)

Net asset value, end of period	$ 14.29	$ 14.18	$ 14.21	$ 14.24	$ 14.39	$ 14.46

Total return(b)	1.99%	2.08%	2.06%	1.14%	1.67%	1.41%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$8,941	$10,293	$16,012	$26,081	$35,723	$39,915
Average net assets (000 omitted)	$9,949	$13,111	$20,714	$31,933	$37,989	$30,679
Ratio of expenses to average net assets	1.61	%*	1.62%	1.60	%(c)	1.59%	1.58%	1.61%
Ratio of net investment income to average net assets	2.39	%*	2.27%	2.26	%(c)	2.10%	2.08%	2.29%
Portfolio turnover rate	11%	27%	23%	30%	52%	44%

See footnote summary on page 125.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	117

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate California Municipal Portfolio
Class C Shares
Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30,
2007	2006	2005	2004(a)	2003

Net asset value, beginning of period	$ 14.18	$ 14.20	$ 14.23	$ 14.38	$ 14.46	$ 14.59

Income From Investment Operations:
Investment income, net†	0.17	0.32	0.32	0.30	0.29	0.33
Net realized and unrealized gain (loss) on investment and futures transactions	0.10	(0.02)	(0.03)	(0.14)	(0.07)	(0.13)

Total from investment operations	0.27	0.30	0.29	0.16	0.22	0.20

Less Dividends and Distributions:
Dividends from taxable net investment income	– 0	–	– 0	–	– 0	–	– 0	–	(0.01)	(0.02)
Dividends from tax-exempt net investment income	(0.17)	(0.32)	(0.32)	(0.30)	(0.28)	(0.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(0.01)	(0.01)	– 0	–

Total dividends and distributions	(0.17)	(0.32)	(0.32)	(0.31)	(0.30)	(0.33)

Net asset value, end of period	$ 14.28	$ 14.18	$ 14.20	$ 14.23	$ 14.38	$ 14.46

Total return(b)	1.92%	2.15%	2.07%	1.13%	1.60%	1.41%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$16,741	$17,202	$22,253	$28,495	$34,859	$50,071
Average net assets (000 omitted)	$17,017	$18,846	$24,550	$31,861	$41,835	$37,992
Ratio of expenses to average net assets	1.61	%*	1.62%	1.59	%(c)	1.59%	1.58%	1.61%
Ratio of net investment income to average net assets	2.39	%*	2.28%	2.26	%(c)	2.10%	2.09%	2.28%
Portfolio turnover rate	11%	27%	23%	30%	52%	44%

See footnote summary on page 125.

118	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate Diversified Municipal Portfolio
Class A Shares
Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30,
2007	2006	2005	2004(a)	2003

Net asset value, beginning of period	$ 14.01	$ 14.03	$ 14.07	$ 14.27	$ 14.35	$ 14.37

Income From Investment Operations:
Investment income, net†	0.22	0.42	0.42	0.40	0.42	0.47
Net realized and unrealized gain (loss) on investment and futures transactions	0.15	(0.02)	(0.04)	(0.20)	(0.08)	(0.02)

Total from investment operations	0.37	0.40	0.38	0.20	0.34	0.45

Less Dividends:
Dividends from taxable net investment income	– 0	–	– 0	–	– 0	–	– 0	–	(0.01)	(0.01)
Dividends from tax-exempt net investment income	(0.22)	(0.42)	(0.42)	(0.40)	(0.41)	(0.46)

Total dividends	(0.22)	(0.42)	(0.42)	(0.40)	(0.42)	(0.47)

Net asset value, end of period	$ 14.16	$ 14.01	$ 14.03	$ 14.07	$ 14.27	$ 14.35

Total return(b)	2.66%	2.90%	2.75%	1.43%	2.39%	3.22%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$34,606	$30,378	$64,074	$83,353	$101,899	$140,781
Average net assets (000 omitted)	$31,777	$41,040	$71,431	$91,283	$122,195	$117,219
Ratio of expenses to average net assets	0.83	%*	0.88%	0.89	%(c)	0.87%	0.87%	0.88%
Ratio of net investment income to average net assets	3.13	%*	3.02%	3.01	%(c)	2.83%	2.95%	3.28%
Portfolio turnover rate	16%	18%	29%	28%	41%	38%

See footnote summary on page 125.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	119

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate Diversified Municipal Portfolio
Class B Shares
Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30,
2007	2006	2005	2004(a)	2003

Net asset value, beginning of period	$ 14.01	$ 14.03	$ 14.07	$ 14.27	$ 14.35	$ 14.38

Income From Investment Operations:
Investment income, net†	0.17	0.32	0.32	0.30	0.32	0.37
Net realized and unrealized gain (loss) on investment and futures transactions	0.15	(0.02)	(0.04)	(0.20)	(0.08)	(0.03)

Total from investment operations	0.32	0.30	0.28	0.10	0.24	0.34

Less Dividends:
Dividends from taxable net investment income	– 0	–	– 0	–	– 0	–	– 0	–	(0.01)	(0.01)
Dividends from tax-exempt net investment income	(0.17)	(0.32)	(0.32)	(0.30)	(0.31)	(0.36)

Total dividends	(0.17)	(0.32)	(0.32)	(0.30)	(0.32)	(0.37)

Net asset value, end of period	$ 14.16	$ 14.01	$ 14.03	$ 14.07	$ 14.27	$ 14.35

Total return(b)	2.31%	2.19%	2.04%	0.73%	1.68%	2.43%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$18,328	$23,751	$38,429	$66,067	$96,064	$115,690
Average net assets (000 omitted)	$21,787	$30,432	$51,641	$82,895	$106,491	$89,102
Ratio of expenses to average net assets	1.53	%*	1.58%	1.58	%(c)	1.57%	1.57%	1.59%
Ratio of net investment income to average net assets	2.43	%*	2.32%	2.31	%(c)	2.13%	2.25%	2.58%
Portfolio turnover rate	16%	18%	29%	28%	41%	38%

See footnote summary on page 125.

120	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate Diversified Municipal Portfolio
Class C Shares
Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30,
2007	2006	2005	2004(a)	2003

Net asset value, beginning of period	$ 14.01	$ 14.03	$ 14.07	$ 14.27	$ 14.35	$ 14.37

Income From Investment Operations:
Investment income, net†	0.17	0.32	0.32	0.30	0.32	0.37
Net realized and unrealized gain (loss) on investment and futures transactions	0.15	(0.02)	(0.04)	(0.20)	(0.08)	(0.02)

Total from investment operations	0.32	0.30	0.28	0.10	0.24	0.35

Less Dividends:
Dividends from taxable net investment income	– 0	–	– 0	–	– 0	–	– 0	–	(0.01)	(0.01)
Dividends from tax-exempt net investment income	(0.17)	(0.32)	(0.32)	(0.30)	(0.31)	(0.36)

Total dividends	(0.17)	(0.32)	(0.32)	(0.30)	(0.32)	(0.37)

Net asset value, end of period	$ 14.16	$ 14.01	$ 14.03	$ 14.07	$ 14.27	$ 14.35

Total return(b)	2.31%	2.19%	2.04%	0.73	` %	1.68%	2.50%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$33,799	$35,864	$46,625	$67,057	$89,439	$112,298
Average net assets (000 omitted)	$34,846	$40,477	$55,806	$77,793	$103,098	$86,028
Ratio of expenses to average net assets	1.53	%*	1.58%	1.59	%(c)	1.57%	1.57%	1.59%
Ratio of net investment income to average net assets	2.43	%*	2.32%	2.31	%(c)	2.14%	2.25%	2.57%
Portfolio turnover rate	16%	18%	29%	28%	41%	38%

See footnote summary on page 125.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	121

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate New York Municipal Portfolio
Class A Shares
Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30,
2007	2006	2005	2004(a)	2003

Net asset value, beginning of period	$ 13.83	$ 13.85	$ 13.90	$ 14.11	$ 14.21	$ 14.22

Income From Investment Operations:
Investment income, net†	0.22	0.43	0.43	0.43	0.43	0.46
Net realized and unrealized gain (loss) on investment and futures transactions	0.11	(0.02)	(0.05)	(0.21)	(0.10)	(0.01)

Total from investment operations	0.33	0.41	0.38	0.22	0.33	0.45

Less Dividends:
Dividends from taxable net investment income	– 0	–	– 0	–	– 0	–	– 0	–	(0.01)	(0.01)
Dividends from tax-exempt net investment income	(0.22)	(0.43)	(0.43)	(0.43)	(0.42)	(0.45)

Total dividends	(0.22)	(0.43)	(0.43)	(0.43)	(0.43)	(0.46)

Net asset value, end of period	$ 13.94	$ 13.83	$ 13.85	$ 13.90	$ 14.11	$ 14.21

Total return(b)	2.37%	3.03%	2.81%	1.55%	2.37%	3.25%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$28,243	$26,914	$34,440	$44,730	$54,246	$78,518
Average net assets (000 omitted)	$27,054	$30,564	$39,631	$50,252	$67,768	$59,445
Ratio of expenses to average net assets	0.92	%*	0.90%	0.91	%(c)	0.90%	0.88%	0.90%
Ratio of net investment income to average net assets	3.11	%*	3.14%	3.14	%(c)	3.04%	3.07%	3.22%
Portfolio turnover rate	12%	24%	21%	32%	39%	29%

See footnote summary on page 125.

122	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate New York Municipal Portfolio
Class B Shares
Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30,
2007	2006	2005	2004(a)	2003

Net asset value, beginning of period	$ 13.82	$ 13.85	$ 13.89	$ 14.10	$ 14.20	$ 14.22

Income From Investment Operations:
Investment income, net†	0.17	0.34	0.34	0.33	0.33	0.36
Net realized and unrealized gain (loss) on investment and futures transactions	0.11	(0.03)	(0.04)	(0.21)	(0.10)	(0.02)

Total from investment operations	0.28	0.31	0.30	0.12	0.23	0.34

Less Dividends:
Dividends from taxable net investment income	– 0	–	– 0	–	– 0	–	– 0	–	(0.01)	(0.01)
Dividends from tax-exempt net investment income	(0.17)	(0.34)	(0.34)	(0.33)	(0.32)	(0.35)

Total dividends	(0.17)	(0.34)	(0.34)	(0.33)	(0.33)	(0.36)

Net asset value, end of period	$ 13.93	$ 13.82	$ 13.85	$ 13.89	$ 14.10	$ 14.20

Total return(b)	2.02%	2.24%	2.17%	0.85%	1.67%	2.45%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$17,388	$21,340	$31,804	$48,851	$58,167	$62,916
Average net assets (000 omitted)	$19,688	$26,557	$40,552	$54,088	$61,357	$45,137
Ratio of expenses to average net assets	1.62	%*	1.60%	1.61	%(c)	1.60%	1.58%	1.61%
Ratio of net investment income to average net assets	2.41	%*	2.44%	2.44	%(c)	2.34%	2.37%	2.52%
Portfolio turnover rate	12%	24%	21%	32%	39%	29%

See footnote summary on page 125.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	123

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate New York Municipal Portfolio
Class C Shares
Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30,
2007	2006	2005	2004(a)	2003

Net asset value, beginning of period	$ 13.83	$ 13.85	$ 13.90	$ 14.11	$ 14.21	$ 14.23

Income From Investment Operations:
Investment income, net†	0.17	0.33	0.34	0.33	0.34	0.36
Net realized and unrealized gain (loss) on investment and futures transactions	0.11	(0.02)	(0.05)	(0.21)	(0.11)	(0.02)

Total from investment operations	0.28	0.31	0.29	0.12	0.23	0.34

Less Dividends:
Dividends from taxable net investment income	– 0	–	– 0	–	– 0	–	– 0	–	(0.01)	(0.01)
Dividends from tax-exempt net investment income	(0.17)	(0.33)	(0.34)	(0.33)	(0.32)	(0.35)

Total dividends	(0.17)	(0.33)	(0.34)	(0.33)	(0.33)	(0.36)

Net asset value, end of period	$ 13.94	$ 13.83	$ 13.85	$ 13.90	$ 14.11	$ 14.21

Total return(b)	2.01%	2.31%	2.09%	0.85%	1.66%	2.44%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$17,513	$17,300	$22,482	$36,217	$53,033	$61,526
Average net assets (000 omitted)	$17,089	$19,187	$28,661	$44,688	$59,729	$39,493
Ratio of expenses to average net assets	1.62	%*	1.60%	1.61	%(c)	1.60%	1.58%	1.61%
Ratio of net investment income to average net assets	2.41	%*	2.44%	2.44	%(c)	2.34%	2.37%	2.49%
Portfolio turnover rate	12%	24%	21%	32%	39%	29%

See footnote summary on page 125.

124	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

†	Based on average shares outstanding.

(a)	As of October 1, 2003, the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to October 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. For the year ended September 30, 2004, this change had no effect on net investment income per share and net realized and unrealized gain (loss) on investment transactions per share. The effect on the ratio of net investment income per share was as follows:

	Class A	Class B	Class C
Intermediate California Municipal Portfolio	.00%	.00%	.00%
Intermediate Diversified Municipal Portfolio	.00%	.00%	.00%
Intermediate New York Municipal Portfolio	.00%	.01%	.01%

(b)	Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	125

Financial Highlights

BOARD OF DIRECTORS

Rosalie Wolf(1), Chairman

Marilyn G. Fedak, President

Irwin Engelman(1)(2)

Bart Friedman(1)(3)

William Kristol(1)(3)

Donald K. Peterson(1)(3)

Thomas B. Stiles, II(1)(3)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Distributor†

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent†

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Ave. New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

(3)	Member of the Governance, Nominating and Compensation Committee.

†	For the AllianceBernstein Intermediate Municipal Portfolios, Classes A, B and C shares only.

126	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Board of Directors

BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENTS

The Fund’s Directors who are not interested persons of the Fund (the “Independent Directors”) unanimously approved the continuance of the Investment Management Agreement between the Sanford C. Bernstein Fund (the “Fund”), on behalf of each of its portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 25, 2007.

The process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser commenced following receipt by the Adviser of a letter dated September 10, 2007, from counsel to the Independent Directors. The letter contained a preliminary list of information required by the Independent Directors to conduct their annual review. The Directors received and evaluated extensive materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2007. In addition, the Independent Directors received materials prepared by the Senior Officer, as described below. On September 26, 2007, the Directors held an in-person meeting to begin their review of the Investment Management Agreement. Following that meeting, the Independent Directors received a proposal from the Adviser which, at the request of the Independent Directors, included additional breakpoints to the investment management fee rates for the Tax-Managed International Portfolio, the Emerging Markets Portfolio and the Intermediate Duration Portfolio and a reduction in the advisory fee rates for the U.S. Government Short Duration and Short Duration Plus Portfolios. The Directors discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer. On October 25, 2007, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement and the proposal from the Adviser. The Board approved the advisory fee rate structure shown below under “Advisory Fee Rate Schedule.”

In approving the continuation of the Investment Management Agreement for an additional annual term with the revised fee schedule, the Board of Directors considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuance of the Investment Management Agreement would be in the best interests of each respective Portfolio.

The Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	127

Board’s Consideration of Investment Management Arrangements

the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement as amended, including the fees to be charged for services thereunder.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data. Where applicable, the Board considered similarities and differences between each Portfolio and the other funds in its respective peer group. The Senior Officer also performed analyses of the advisory fees based upon hypothetical fee structures and asset levels, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates offered, to other clients advised by the Adviser.

On the basis of its review and consideration of the proposed fees as described above, the Board concluded that the fees shown below under “Advisory Fee Schedule Effective November 1, 2007” were reasonable.

Nature, Extent and Quality of Services

The Directors, including the Independent Directors, considered their knowledge of the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience and the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Fund. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Fund and the background and experience of the Adviser’s senior management. The Board also reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio. The Board considered the allocation of responsibilities as well as the factors which impacted the making and implementing of investment decisions for the Portfolios. The Board then reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Fund and noted that such staff was sufficient to ensure a high level of quality service to the Fund.

128	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Board’s Consideration of Investment Management Arrangements

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index (the Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios). The Board was provided with performance data versus each Portfolio’s peer group, both before and after fees for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2007 (“relevant periods”) and versus each Portfolio’s appropriate benchmark index, after fees, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2007. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Lipper. The Directors also receive detailed comparative performance information for the Fund’s Portfolios at each regular Board meeting during the year.

The Board noted that the duration of each of the fixed-income Portfolios is shorter than the implied duration of the funds in the Portfolios’ peer categories. These differences have a substantial effect on the performance of the fixed-income Portfolios compared to those of their benchmark indices and peer groups.

The Board concluded that it was satisfied with the nature, quality and extent of the services provided by the Adviser.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Fund. The materials provided to the Independent Directors included a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2005 and 2006 which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The Directors also received a presentation from the independent consultant which reviewed the Adviser’s methods of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Fund was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Fund, whether the Fund has appropriately benefited from any economies of

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	129

Board’s Consideration of Investment Management Arrangements

scale, and whether there is potential for realization of any further economies of scale. The Directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry.

Experienced counsel provided guidance to the Directors on economies of scale.

The Board concluded that any economies of scale were appropriately being shared in light of, among other things, each Portfolio’s breakpoint arrangements as currently in effect or as revised as described below.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account not only the advisory fees payable by the Portfolios, but also so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, transfer agency fees paid by the retail share classes of certain Portfolios to a wholly owned subsidiary of the Adviser and brokerage commissions paid by certain Portfolios to brokers affiliated with the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board concluded that the advisory fee rates for the Short Duration Plus, U.S. Government Short Duration, Intermediate Duration, Tax-Managed International and Emerging Markets Portfolios should be amended as follows and, subject to those amendments, the Independent Directors determined to approve the continuation of the Investment Management Agreement for those Portfolios for an additional annual term:

	Advisory Fee Schedule Effective November 1, 2007	Previous Advisory Fee Schedule
Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million	0.50% of the first $250 million; 0.45% of assets in excess of $250 million up to, but not exceeding $750 million; 0.40% in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; .40% of assets in excess of $750 million	0.50% of the first $250 million; 0.45% of assets in excess of $250 million up to, but not exceeding $750 million; 0.40% in excess of $750 million

130	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Board’s Consideration of Investment Management Arrangements

	Advisory Fee Schedule Effective November 1, 2007	Previous Advisory Fee Schedule
Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion	1.175% of the first $1 billion; 1.05% of assets in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% of assets in excess of $3 billion

For the Short Duration California Municipal, Short Duration New York Municipal, Short Duration Diversified Municipal, California Municipal, New York Municipal, Diversified Municipal and International Portfolios, the Independent Directors determined to approve the continuation of the Investment Management Agreement, without change to these Portfolios’ fee schedules (set forth below), for an additional annual term:

ADVISORY FEE SCHEDULE
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	131

Board’s Consideration of Investment Management Arrangements

ADVISORY FEE SCHEDULE
Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% of assets in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% of assets in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% of assets in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% of assets in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion

132	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Board’s Consideration of Investment Management Arrangements

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

This is a summary of the evaluation prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

1	It should be noted that the Senior Officer’s evaluation was completed on October 17, 2007.

2	Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Advisor Class shares of the Portfolios unless otherwise indicated.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	133

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement:

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[3]
Tax-Managed International Portfolio	First $1 billion	0.925%
International Portfolio	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Excess of $8 billion	0.650%

Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Excess of $3 billion	0.900%

U.S. Government Short Duration Portfolio	First $250 million	0.500%
Short Duration Plus Portfolio	Next $500 million	0.450%
	Excess of $750 million	0.400%

Short Duration California Municipal Portfolio	First $750 million	0.450%
Short Duration Diversified Municipal Portfolio	Excess of $750 million	0.400%
Short Duration New York Municipal Portfolio

Intermediate Duration Portfolio	First $1 billion	0.500%
California Municipal Portfolio	Next $2 billion	0.450%
Diversified Municipal Portfolio	Next $2 billion	0.400%
New York Municipal Portfolio	Excess of $5 billion	0.350%

3	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

134	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

The Portfolios’ net assets on September 30, 2007 are set forth below:

Portfolio	Net Assets ($MM)
Tax-Managed International Portfolio	$9,509.3
International Portfolio	$4,403.7
Emerging Markets Portfolio	$3,231.5
U.S. Government Short Duration Portfolio	$81.2
Short Duration Plus Portfolio	$407.0
Intermediate Duration Portfolio	$5,064.2
Short Duration California Municipal Portfolio	$80.6
Short Duration Diversified Municipal Portfolio	$251.5
Short Duration New York Municipal Portfolio	$111.6
California Municipal Portfolio	$1,427.6
Diversified Municipal Portfolio	$4,740.7
New York Municipal Portfolio	$1,787.6

Set forth below are the Portfolios’ total expense ratios, annualized for the period from October 1, 2006 through June 30, 2007:

Portfolio	Total Expense Ratio		Fiscal Year End
Tax-Managed International Portfolio	Advisor	1.12%	September 30
	Class A	1.40%
	Class B	2.09%
	Class C	2.10%

International Portfolio	Advisor	1.18%	September 30
	Class A	1.46%
	Class B	2.16%
	Class C	2.17%

Emerging Markets Portfolio	Advisor	1.528%	September 30

U.S. Government Short Duration Portfolio	Advisor	0.77%	September 30

Short Duration Plus Portfolio	Advisor	0.65%	September 30
	Class A	0.98%
	Class B	1.68%
	Class C	1.69%

Intermediate Duration Portfolio	Advisor	0.58%	September 30

Short Duration California Municipal Portfolio[4]	Advisor	0.73%	September 30

Short Duration Diversified Municipal Portfolio[4]	Advisor	0.65%	September 30

Short Duration New York Municipal Portfolio[4]	Advisor	0.69%	September 30

4	The total expense ratios shown are for a period that includes one month of the higher fee schedule (October 2006) in effect for the Short Duration Municipal Portfolios. The total expense ratios of the Short Duration Municipal Portfolios would have been lower had the reduced advisory fee been in effect for the full period.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	135

Portfolio	Total Expense Ratio		Fiscal Year End
California Municipal Portfolio	Advisor	0.62%	September 30
	Class A	0.92%
	Class B	1.62%
	Class C	1.62%

Diversified Municipal Portfolio	Advisor	0.58%	September 30
	Class A	0.87%
	Class B	1.57%
	Class C	1.57%

New York Municipal Portfolio	Advisor	0.61%	September 30
	Class A	0.90%
	Class B	1.60%
	Class C	1.60%

I.  MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

136	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and the legal and reputation risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolios.5 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2007 net assets.

Portfolio	Net Assets 09/30/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$9,509.3	International Style Blend 80 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.403%	0.795%

International Portfolio	$4,403.7	International Style Blend 80 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.407%	0.862%

Emerging Markets Portfolio	$3,231.5	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.803%	1.062%

U.S. Government Short Duration Portfolio[6]	$81.2	Low Duration 45 bp on 1st $30 million 18 bp on the balance Minimum account size: $25m	0.280%	0.500%

Short Duration Plus Portfolio	$407.0	Low Duration 45 bp on 1st $30 million 18 bp on the balance Minimum account size: $25m	0.200%	0.481%

5	The adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiable vary based upon each client relationship.

6	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	137

Portfolio	Net Assets 09/30/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Intermediate Duration Portfolio	$5,064.2	U.S. Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.439%

Short Duration California Municipal Portfolio	$80.6	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.225%	0.450%

Short Duration Diversified Municipal Portfolio	$251.5	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $3m	0.178%	0.450%

Short Duration New York Municipal Portfolio	$111.6	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.213%	0.450%

California Municipal Portfolio	$1,427.6	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.194%	0.485%

Diversified Municipal Portfolio	$4,740.7	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.442%

New York Municipal Portfolio	$1,787.6	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.478%

138	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory schedule of these funds, implemented in January 2004, as a result of the Assurance of Discontinuance between the NYAG and the Adviser, contemplates eight categories with almost all of the AllianceBernstein Mutual Funds in each category having the same fee schedule. In addition to the fee schedules of certain of those categories applicable to the Portfolios, set forth below are what would have been the effective fees of the Portfolios had the fee schedules of the AllianceBernstein Mutual Funds been applied to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2007 net assets.

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.653%	0.795%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.707%	0.862%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.727%	1.062%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.500%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.481%

Intermediate Duration Portfolio[7]	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.474%	0.439%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

7	The Adviser also manages Sanford C. Bernstein Fund II—Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a somewhat similar investment style as the Portfolio. SCB II is charged by the Adviser an advisory fee rate 0.50% on the first $1 billion and 0.45% thereafter. SCB II has an expense cap of 0.45%, which effectively reduces the advisory fee. If the Portfolio, which has a total expense ratio of 0.59%, had an expense cap of 0.45%, the Adviser would retain 29.7 basis points of the advisory fee.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	139

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.485%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.426%	0.442%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.478%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[8]
Emerging Markets Portfolio	Emerging Markets Value Class S (Institutional)	0.95%
	Emerging Markets Growth Class A Class S (Institutional)	1.70% 0.90%

8	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

140	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

The Alliance Capital Investment Trust Management mutual funds (“ACITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ACITM mutual funds that have a similar investment style as certain of the Portfolios are set forth below:

Portfolio	ACITM Mutual Fund	ACITM Fee[9]
Tax-Managed International Portfolio	Alliance International Blend[10]	0.30%[11]

International Portfolio	Alliance International Blend[10]	0.30%[11]

Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth[10] Bernstein Emerging Markets Stock A/B Bernstein Emerging Markets Stock F/FB10	0.80% 0.90% 0.80%
The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families that have a similar investment style as certain of the Portfolios. Set forth below are what would have been the effective advisory fees of the Portfolios had the fee schedule of the sub-advisory relationships been applicable to those Portfolios based on September 30, 2007 net assets and the Portfolios’ advisory fees:

Portfolio		Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	Client #1	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter	0.437%	0.795%

Tax-Managed International Portfolio	Client #2	0.80% on first $25 million 0.65% on next $25 million 0.55% on next $50 million 0.45% on next $100 million 0.40% thereafter	0.403%	0.795%

International Portfolio	Client #3	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter	0.479%	0.862%

9	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on September 25, 2007 by Reuters was ¥114.73 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $8.7 million.

10	This ACITM fund is privately placed or institutional.

11	The fund is offered to three institutional clients that are charged a separate fee for managing their assets in addition to the 0.30%.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	141

Portfolio		Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee	Portfolio Advisory Fee
	Client #4	0.80% on first $25 million 0.65% on next $25 million 0.55% on next $50 million 0.45% on next $100 million 0.40% thereafter	0.407%	0.862%

Emerging Markets Portfolio	Client #5	0.90% on first $65 million 0.75% thereafter	0.753%	1.062%

	Client #6	0.75% on first $50 million 0.55% on next $50 million 0.50% on next $300 million 0.45% thereafter	0.461%	1.062%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included each Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”) at the approximate current asset level of the subject Portfolio.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.13 An EG will typically consist of seven to twenty funds.

12	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

13	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

142	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

The original EGs of all of the Portfolios had an insufficient number of peers, in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded all of the Portfolios’ EGs to include peers with a different load type,14 and for certain Portfolios, a similar but not the same Lipper investment classification/objective. Because Lipper had expanded the Portfolios’ EGs, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”)15 were also expanded to include the universes of peers that had a similar but not the same Lipper investment objective/classification and load type.

Portfolio	Contractual Management Fee (%)	EG Median (%)	EG Rank
Tax-Managed International Portfolio[16]	0.799	0.813	7/14

International Portfolio[16]	0.864	0.881	6/12

Emerging Markets Portfolio	1.076	1.200	5/13

U.S. Government Short Duration Portfolio	0.500	0.490	8/13

Short Duration Plus Portfolio	0.479	0.490	7/16

Intermediate Duration Portfolio	0.441	0.441	7/13

Short Duration California Municipal Portfolio[16]	0.450	0.607	3/10

Short Duration Diversified Municipal Portfolio	0.450	0.451	6/14

Short Duration New York Municipal Portfolio[16]	0.450	0.607	3/8

California Municipal Portfolio[16]	0.486	0.579	4/17

Diversified Municipal Portfolio[16]	0.444	0.434	8/12

New York Municipal Portfolio[16]	0.479	0.570	3/17

14	The EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end load and no-load.

15	Lipper describes an EU as a broader group consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. A “normal” EU will include funds that have the same investment objective/classification as the subject fund. Except for asset size comparability, Lipper uses the same criteria for selecting EG peers when selecting EU peers. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	The Portfolio’s EG was expanded with respect to investment classification/objective by Lipper at the request of the Senior Officer and the Adviser.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	143

Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of their EGs and EUs. The Portfolios’ rankings are also shown. Pro-forma total expense ratios are also shown for the Short Duration Municipal Portfolios (in bold and italicized):17

Portfolio	Expense Ratio (%)[18]	EG Median (%)	EG Rank	EU Median (%)	EU Rank
Tax-Managed International Portfolio[19]	1.152	1.154	7/14	1.338	89/293

International Portfolio[19]	1.202	1.226	6/12	1.337	100/268

Emerging Markets Portfolio	1.580	1.633	6/13	1.616	58/127

U.S. Government Short Duration Portfolio	0.793	0.751	10/13	0.719	34/49

Short Duration Plus Portfolio	0.658	0.800	6/16	0.646	45/74

Intermediate Duration Portfolio	0.597	0.712	2/13	0.742	74/268

Short Duration California Municipal Portfolio[19]	0.806	0.756	6/10	0.725	18/23
Pro-forma	0.756	0.756	6/10	0.725	17/23

Short Duration Diversified Municipal Portfolio	0.701	0.651	9/14	0.600	23/36
Pro-forma	0.651	0.651	8/14	0.600	22/36

Short Duration New York Municipal Portfolio[19]	0.737	0.737	4/8	0.727	13/22
Pro-forma	0.687	0.737	4/8	0.727	11/22

California Municipal Portfolio[19]	0.634	0.746	5/17	0.754	31/134

Diversified Municipal Portfolio[19]	0.595	0.598	6/12	0.679	38/117

New York Municipal Portfolio[19]	0.622	0.746	5/17	0.753	25/135

Except for Short Duration Plus Portfolio, Intermediate Duration Portfolio and Diversified Municipal Portfolio, which have a more favorable ranking on a total expense ratio basis than a contractual management fee basis, and Tax-Managed International Portfolio and International Portfolio, which have equally favorable rankings, the Portfolios have a more favorable ranking on a contractual management fee basis than they do on a total expense ratio basis.

17	Pro-forma shows what the total expense ratio of a Portfolio would have been had changes to the Portfolio’s advisory fee schedule been applicable to the Portfolio for the full fiscal year.

18	Except for pro-forma total expense ratios, the expense ratios are for the most recently completed fiscal year Advisor Class.

19	The Portfolio’s EU was expanded with respect to investment classification/objective by Lipper under standard Lipper guidelines.

144	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser’s finance areas met with the consultant, retained by the Senior Officer to provide independent advice regarding the alignment of the two profitability reporting systems as well as the methodologies and allocations utilized by both profitability reporting systems, to review recent updates to the Adviser’s two profitability reporting systems. The two profitability systems, which are aligned, allow the Adviser’s management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Information regarding the Adviser’s profitability attributable to the Portfolios, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability for providing investment advisory services to the Portfolios increased for nine of the twelve Portfolios during the calendar year 2006 relative to 2005. The Portfolios have a Shareholder Servicing Agreement with the Adviser where the Adviser pays expenses it incurs in providing shareholder servicing to the Portfolios. Under the Shareholder Servicing Agreement, except for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio (the “Equity Portfolios”), which pays 0.25%, the remaining Portfolios, which are primarily invested in fixed income securities (the “Fixed Income Portfolios”), pay 0.10% of the Portfolios’ daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement in the Portfolios’ most recently completed fiscal year:

Portfolio	Shareholder Serving Agreement Fee
Tax-Managed International Portfolio	$17,220,119
International Portfolio	$7,814,037
Emerging Markets Portfolio	$5,078,063
U.S. Government Short Duration Portfolio	$83,170
Short Duration Plus Portfolio	$383,702
Intermediate Duration Portfolio	$3,694,176
Short Duration California Municipal Portfolio	$67,878
Short Duration Diversified Municipal Portfolio	$228,571
Short Duration New York Municipal Portfolio	$113,877
California Municipal Portfolio	$1,073,155
Diversified Municipal Portfolio	$3,309,135
New York Municipal Portfolio	$1,364,506

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	145

other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. Except for Short Duration Plus Portfolio, the retail classes make up a relatively small percentage of each of those Portfolios’ total net assets:

Portfolio	Retail Classes Net Assets 09/30/07 ($MM)	Retail Classes Net Assets As a % of Total Net Assets
Tax-Managed International Portfolio	$12.7	0.13%
International Portfolio	$85.0	1.93%
Short Duration Plus Portfolio	$66.0	16.22%
California Municipal Portfolio	$47.7	3.34%
Diversified Municipal Portfolio	$90.1	1.90%
New York Municipal Portfolio	$65.7	3.68%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $20.4 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20 million.

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:

Portfolio	Amount Received
Tax-Managed International Portfolio	$1,838
International Portfolio	$11,726
Short Duration Plus Portfolio	$3,777
California Municipal Portfolio	$1,609
Diversified Municipal Portfolio	$1,888
New York Municipal Portfolio	$3,860

146	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$27,764	$1,542
International Portfolio	$250,206	$15,111
Short Duration Plus Portfolio	$538,608	$47,952
California Municipal Portfolio	$547,193	$15,064
Diversified Municipal Portfolio	$1,288,761	$61,226
New York Municipal Portfolio	$811,017	$51,989

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent of the retail classes of the Portfolios, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the Portfolios’ most recently completed fiscal year, ABIS received the following net fees from the retail classes of the Portfolios:20

Portfolio	ABIS Fee	Expense Offset
Tax-Managed International Portfolio[21]	$1,785	$54
International Portfolio	$23,976	$1,145
Short Duration Plus Portfolio	$39,964	$2,068
California Municipal Portfolio	$18,000	$610
Diversified Municipal Portfolio	$37,496	$1,658
New York Municipal Portfolio	$22,334	$1,194

Certain of the Portfolios effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with these Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed onto to any SCB client.

20	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account.

21	With respect to Tax-Managed International Portfolio, ABIS voluntarily agreed to waive a portion of its fees in the amount of $16,215.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	147

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,22 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli23 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with higher levels of assets and funds from larger family sizes compared to funds with smaller asset levels and funds from smaller family sizes, which according to the independent consultant is indicative of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds reached higher levels of assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $813 billion as of September 30, 2007, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

22	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

23	The Deli study was originally published in 2002 based on 1997 data.

148	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

The information prepared by Lipper shows the 1, 3, 5, and 10 year performance rankings of the Portfolios24 relative to their Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)25 for the periods ended June 30, 2007.26

Tax-Managed International Portfolio	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	27.15	27.44	28.23	6/9	167/246
3 year	23.02	22.25	23.14	4/9	92/173
5 year	18.71	18.71	18.03	5/9	54/132
10 year	11.31	10.65	9.56	2/4	15/57

International Portfolio
1 year	27.03	27.45	28.23	7/10	170/246
3 year	23.12	22.25	23.14	4/9	90/173
5 year	19.03	16.99	18.03	3/9	48/132

Emerging Markets Portfolio
1 year	46.20	47.35	47.83	8/13	103/165
3 year	43.49	41.78	39.43	3/13	31/129
5 year	38.10	32.31	32.00	2/13	9/109
10 year	14.45	12.55	11.44	2/10	11/56

U.S. Government Short Duration Portfolio
1 year	5.27	5.42	5.58	12/13	54/61
3 year	3.36	3.55	3.62	12/13	48/58
5 year	3.22	3.24	3.30	8/12	33/53
10 year	4.85	4.93	5.06	7/9	30/38

Short Duration Plus Portfolio
1 year	5.97	5.93	5.94	8/16	14/33
3 year	3.66	3.77	3.80	12/16	21/30
5 year	3.62	3.60	3.79	8/16	19/29
10 year	5.05	5.09	5.10	7/9	14/22

24	The performance rankings are for the Advisor class shares of the Portfolios. It should be noted that the performance returns of the Portfolios shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolios’ performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolios, as reported by the Adviser, are provided instead of Lipper.

25	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

26	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	149

Intermediate Duration Portfolio	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	6.84	6.37	6.48	4/13	89/376
3 year	4.67	4.64	4.49	5/13	120/317
5 year	5.28	5.28	5.11	6/11	99/272
10 year	5.84	6.49	6.18	8/9	123/141

Short Duration California Municipal Portfolio
1 year	3.89	3.98	4.10	6/7	11/14
3 year	2.73	2.85	3.22	6/7	10/11
5 year	2.52	3.23	3.40	6/6	9/9
10 year	3.54	4.13	4.27	5/5	8/8

Short Duration Diversified Municipal Portfolio
1 year	3.90	3.99	4.04	9/14	30/41
3 year	2.89	2.91	3.06	8/12	29/38
5 year	2.67	2.77	2.82	7/10	22/29
10 year	3.78	3.85	3.91	5/8	10/17

Short Duration New York Municipal Portfolio
1 year	3.90	3.91	3.93	3/3	7/10
3 year	2.93	2.87	2.83	1/3	2/10
5 year	2.68	2.79	3.02	3/3	9/9
10 year	3.63	4.12	4.13	3/3	9/9

California Municipal Portfolio
1 year	4.22	4.20	4.61	2/4	24/29
3 year	3.52	3.51	3.88	2/4	24/29
5 year	3.53	3.61	3.75	3/4	18/26
10 year	4.59	4.71	4.96	3/3	15/15

Diversified Municipal Portfolio
1 year	4.11	4.54	4.52	10/10	88/106
3 year	3.40	3.98	3.81	10/10	73/93
5 year	3.59	4.07	4.01	9/9	68/77
10 year	4.72	5.21	5.06	7/7	52/57

New York Municipal Portfolio
1 year	4.25	4.27	4.43	3/3	21/21
3 year	3.56	3.56	3.78	2/3	16/21
5 year	3.72	3.72	3.97	2/3	15/19
10 year	4.75	4.94	5.13	2/2	13/13

150	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolios (in bold)27 versus their benchmarks.28 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown. 29

	Periods Ending June 30, 2007 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Tax-Managed International Portfolio	25.69	21.57	17.29	9.97	11.13	14.64	0.47	10
MSCI EAFE Index	27.00	22.24	17.73	7.66	9.36	14.82	0.32	10
Inception Date: June 26,1992

International Portfolio	25.51	21.61	17.55	N/A	10.19	13.89	1.04	5
MSCI EAFE Index	27.00	22.24	17.73	N/A	7.50	12.81	1.13	5
Inception Date: April 30, 1999

Emerging Markets Portfolio	43.91	41.18	35.82	12.51	12.69	17.69	1.67	5
MSCI Emerging Markets Index	44.99	38.20	30.25	9.19	10.05	17.42	1.45	5
Inception Date: December 15, 1995

27	The performance returns and risk measures shown in the table are for the Advisor class shares of the Portfolios.

28	The Adviser provided Portfolio and benchmark performance return information for the periods through June 30, 2007. It should be noted that the “since inception” performance return for each of the Portfolios’ benchmarks is from the nearest month-end after each Portfolio’s inception date. In contrast, each of the Portfolios’ since inception returns goes back is from each Portfolio’s actual inception date.

29	Except for one of the benchmarks, which the Senior Officer calculated using standard Lipper methodology, portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	151

	Periods Ending June 30, 2007 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
U.S. Government Short Duration Portfolio	4.42	2.55	2.41	4.07	5.24	1.39	0.21	10
Merrill Lynch 1-3 Year Treasury Index	5.07	2.91	2.77	4.61	5.87	1.52	0.57	10
Inception Date: January 3, 1989

Short Duration Plus Portfolio	5.23	2.97	2.92	4.35	5.57	1.33	0.44	10
Merrill Lynch 1-3 Year Treasury Index	5.07	2.91	2.77	4.61	5.89	1.52	0.57	10
Inception Date: December 12, 1988

Intermediate Duration Portfolio	6.18	4.04	4.65	5.22	6.79	3.19	0.44	10
Lehman Brothers Aggregate Bond Index	6.12	3.98	4.48	6.02	7.37	3.54	0.62	10
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	3.04	1.90	1.70	2.74	3.08	0.82	-1.28	10
Lehman Brothers 1 Year Municipal Bond Index	3.69	2.35	2.14	3.40	3.74	0.84	-0.48	10
Inception Date: October 3, 1994

152	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

	Periods Ending June 30, 2007 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Short Duration Diversified Municipal Portfolio	3.16	2.18	1.96	3.05	3.35	0.85	-0.85	10
Lehman Brothers 1 Year Municipal Bond Index	3.69	2.35	2.14	3.40	3.74	0.84	-0.48	10
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	3.13	2.17	1.92	2.86	3.16	0.83	-1.08	10
Lehman Brothers 1 Year Municipal Bond Index	3.69	2.35	2.14	3.40	3.74	0.84	-0.48	10
Inception Date: October 3, 1994

California Municipal Portfolio	3.54	2.86	2.86	3.91	4.95	2.65	0.06	10
Lehman Brothers 5 Year GO Municipal Index	3.83	2.89	3.24	4.51	5.50	3.04	0.25	10
Inception Date: August 6, 1990

Diversified Municipal Portfolio	3.47	2.78	2.96	4.07	5.20	2.55	0.12	10
Lehman Brothers 5 Year GO Municipal Index	3.83	2.89	3.24	4.51	5.67	3.04	0.25	10
Inception Date: January 17, 1989

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	153

	Periods Ending June 30, 2007 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
New York Municipal Portfolio	3.59	2.91	3.06	4.08	5.25	2.69	0.12	10
Lehman Brothers 5 Year GO Municipal Index	3.83	2.89	3.24	4.51	5.67	3.04	0.25	10
Inception Date: January 17, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 13, 2007

154	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	155

AllianceBernstein Family of Funds

NOTES

156	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IM-0152-0308

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund, Inc.

By:	/s/ Marilyn Fedak
Marilyn Fedak
President

Date:	May 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marilyn Fedak
Marilyn Fedak
President

Date:	May 30, 2008

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	May 30, 2008

00250.0073 #462870v4